UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant's telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 - December 31, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

2009 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA Premier VIP Trust Annual Report December 31, 2009

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return are net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in both Class A and Class B shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from December 31, 1999 (or from the inception dates shown) through December 31, 2009. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable only to Class B shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Conservative Allocation Composite Index

Conservative Allocation Composite Index is a hypothetical combination of unmanaged indices. The composite index is made up of 80% Barclays Capital U.S. Aggregate Bond Index and 20% S&P 500 Index from the inception of the AXA Conservative Allocation Fund (7/31/03) to 5/31/06, and 80% Barclays Capital U.S. Aggregate Bond Index, 15% S&P 500 Index and 5% Morgan Stanley Capital International EAFE Index, thereafter.

Conservative-Plus Allocation Composite Index

Conservative-Plus Allocation Composite Index is a hypothetical combination of unmanaged indices. The composite index is made up of 60% Barclays Capital U.S. Aggregate Bond Index and 40% S&P 500 Index from the inception of the AXA Conservative-Plus Allocation Portfolio (7/31/03) to 5/31/06, and 60% Barclays Capital U.S. Aggregate Bond Index, 30% S&P 500 Index and 10% Morgan Stanley Capital International EAFE Index, thereafter.

Moderate Allocation Composite Index

Moderate Allocation Composite Index is a hypothetical combination of unmanaged indices. The composite index is made up of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index from the inception of the AXA Moderate Allocation Fund (1/27/86) to 6/30/06, and 50% Barclays Capital U.S. Aggregate Bond Index, 35% S&P 500 Index and 15% Morgan Stanley Capital International EAFE Index, thereafter.

Moderate-Plus Allocation Composite Index

Moderate-Plus Allocation Composite Index is a hypothetical combination of unmanaged indices. The composite index is made up of 25% Barclays Capital U.S. Aggregate Bond Index, 60% S&P 500 Index and 15% Morgan Stanley Capital International EAFE from the inception of the AXA Moderate-Plus Allocation Fund (7/31/03) to 8/31/05, and 30% Barclays Capital U.S. Aggregate Bond Index, 50% S&P 500 Index and 20% Morgan Stanley Capital International EAFE Index, thereafter.

Aggressive Allocation Composite Index

Aggressive Allocation Composite Index is a hypothetical combination of unmanaged indices. The composite index is made up of 10% Barclays Capital U.S. Aggregate Bond Index, 75% S&P 500 Index and 15% Morgan Stanley Capital International EAFE Index from the inception of the AXA Aggressive Allocation Fund (7/31/03) to 6/30/05, and 10% Barclays Capital U.S. Aggregate Bond Index, 65% S&P 500 Index and 25% Morgan Stanley Capital International EAFE Index, thereafter.

Bank of America (BofA) Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. Universal Index

An unmanaged, market value weighted index of fixed income securities, including U.S. government and investment grade debt, non-investment grade debt, asset-back and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

NOTES ON PERFORMANCE (Unaudited)

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 1000® Technology Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

S&P North America Technology Sector Index

A modified capitalization-weighted index composed of companies involved in the technology industry in North America.

Target 2015 Composite Index, Target 2025 Composite Index, Target 2035 Composite Index, & Target 2045 Composite Index

The composition of each benchmark adjusts on a quarterly basis to reflect the changes in the portfolios’ asset allocation. They are derived by applying the portfolios’ target allocations over time to the combination of the following benchmarks: the S&P 500 Index for U.S. stocks, the Morgan Stanley Capital International EAFE Index for non-U.S. stocks and the Barclays Capital U.S. Aggregate Bond Index for bonds.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	10.07%	2.67%	3.97%
Portfolio – Class B Shares	9.90	2.43	3.72
S&P 500 Index†	26.46	0.42	3.93
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	5.12
MSCI EAFE Index†	31.78	3.54	9.29
Conservative Allocation Composite Index	10.38	4.27	5.09

*   Date of inception 7/31/03

†In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Conservative Allocation Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 10.07% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009.

•	As of December 31, 2009, the Portfolio was invested in 26 underlying EQ Advisors Trust and AXA Premier VIP Trust Portfolios. These included 19 equity portfolios and 7 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (75.8%), international bonds (1.9%), and high yield bonds (0.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (5.7%), large cap value stocks (6.6%), international stocks (5.0%) and small and mid cap stocks (4.5%).

•	The Multimanager Core Bond Portfolio and EQ/Quality Bond PLUS Portfolio were the biggest contributors to performance for the year.

•	EQ/Long Term Bond Portfolio was the most significant detractor from performance.

Since this Portfolio invests directly in underlying portfolios, all risks associated with the eligible underlying portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Core Bond Index Portfolio	18.0%
Multimanager Core Bond Portfolio	17.9
EQ/Quality Bond PLUS Portfolio	17.4
EQ/PIMCO Ultra Short Bond Portfolio	7.2
AXA Tactical Manager 500 Portfolio-II	7.1
EQ/Global Bond PLUS Portfolio	6.4
EQ/Intermediate Government Bond Index Portfolio	5.5
Multimanager Multi-Sector Bond Portfolio	5.4
AXA Tactical Manager International Portfolio-II	2.4
Multimanager Large Cap Value Portfolio	1.6
EQ/Large Cap Value PLUS Portfolio	1.4
EQ/Large Cap Growth PLUS Portfolio	1.3
AXA Tactical Manager 400 Portfolio-II	1.1
EQ/Boston Advisors Equity Income Portfolio	1.1
Multimanager Large Cap Core Equity Portfolio	1.0
EQ/Large Cap Growth Index Portfolio	0.9
EQ/Large Cap Core PLUS Portfolio	0.7
EQ/Global Multi-Sector Equity Portfolio	0.5
Multimanager International Equity Portfolio	0.5
EQ/BlackRock Basic Value Equity Portfolio	0.5
Multimanager Mid Cap Value Portfolio	0.5
EQ/International Core PLUS Portfolio	0.4
EQ/BlackRock International Value Portfolio	0.4
EQ/International ETF Portfolio	0.3
EQ/International Growth Portfolio	0.3
EQ/AllianceBernstein International Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,073.70	$0.57
Hypothetical (5% average return before expenses)	1,000.00	1,024.65	0.56
Class B
Actual	1,000.00	1,073.20	1.88
Hypothetical (5% average return before expenses)	1,000.00	1,023.39	1.84

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.11% and 0.36% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 400 Portfolio-II‡	2,182,084	$23,283,411
AXA Tactical Manager 500 Portfolio-II‡	13,697,787	145,787,815
AXA Tactical Manager International Portfolio-II‡	4,815,975	48,717,730
EQ/AllianceBernstein International Portfolio‡	512,262	4,279,906
EQ/BlackRock Basic Value Equity Portfolio‡	864,055	10,631,093
EQ/BlackRock International Value Portfolio‡	651,649	7,240,653
EQ/Boston Advisors Equity Income Portfolio‡	4,952,222	22,993,250
EQ/Core Bond Index Portfolio‡	39,637,285	372,036,511
EQ/Global Bond PLUS Portfolio‡	13,771,783	133,014,679
EQ/Global Multi-Sector Equity Portfolio‡	975,914	11,066,036
EQ/Intermediate Government Bond Index Portfolio‡	11,745,721	112,700,053
EQ/International Core PLUS Portfolio‡	854,405	7,647,331
EQ/International ETF Portfolio‡	742,012	5,138,575
EQ/International Growth Portfolio‡	899,985	5,121,429
EQ/Large Cap Core PLUS Portfolio‡	2,241,173	15,429,070
EQ/Large Cap Growth Index Portfolio‡	2,317,757	17,619,043
EQ/Large Cap Growth PLUS Portfolio‡	1,845,101	27,591,530

	Number of Shares	Value (Note 1)
EQ/Large Cap Value PLUS Portfolio‡	3,253,670	$29,761,936
EQ/PIMCO Ultra Short Bond Portfolio‡	15,035,346	148,812,116
EQ/Quality Bond PLUS Portfolio‡	39,771,739	358,710,792
Multimanager Core Bond Portfolio‡	35,956,512	369,797,349
Multimanager International Equity Portfolio‡	1,001,708	10,643,150
Multimanager Large Cap Core Equity Portfolio‡	2,326,567	21,264,298
Multimanager Large Cap Value Portfolio‡	3,869,563	33,732,010
Multimanager Mid Cap Value Portfolio‡	1,147,850	9,319,257
Multimanager Multi- Sector Bond Portfolio‡	29,936,793	111,993,472

Total Investments (100.0%) (Cost $2,003,690,063)		2,064,332,495
Other Assets Less Liabilities (0.0%)		(465,802)

Net Assets (100%)		$2,063,866,693

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 400 Portfolio-II	$—	$23,666,797	$1,491,671	$23,283,411	$47,399	$29,173
AXA Tactical Manager 500 Portfolio-II	—	145,392,669	6,695,936	145,787,815	485,660	387,193
AXA Tactical Manager International Portfolio-II	—	50,811,217	2,329,448	48,717,730	35,788	46,494
EQ/AllianceBernstein International Portfolio	—	3,885,703	703,354	4,279,906	101,612	352,584
EQ/BlackRock Basic Value Equity Portfolio	40,859,007	12,360,845	60,940,781	10,631,093	269,493	(17,680,528)
EQ/BlackRock International Value Portfolio	8,851,457	3,872,145	11,473,959	7,240,653	147,753	(5,161,299)
EQ/Boston Advisors Equity Income Portfolio	11,639,215	11,580,244	4,085,122	22,993,250	590,135	(319,797)
EQ/Core Bond Index Portfolio(a)	—	411,344,331	45,812,880	372,036,511	9,692,747	1,582,635
EQ/Davis New York Venture Portfolio	18,776,904	2,544,747	26,958,181	—	—	(9,060,922)
EQ/Equity Growth PLUS Portfolio(b)	663,549	—	938,610	—	—	(404,310)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Global Bond PLUS Portfolio(c)	$97,180,719	$51,808,121	$20,971,010	$133,014,679	$935,115	$(2,249,065)
EQ/Global Multi-Sector Equity Portfolio(d)	4,486,170	6,369,902	4,510,683	11,066,036	144,511	(1,317,482)
EQ/Intermediate Government Bond Index Portfolio(e)	—	132,074,560	18,019,916	112,700,053	1,477,650	(68,979)
EQ/International Core PLUS Portfolio	20,370,684	8,327,972	30,622,027	7,647,331	217,714	(2,514,073)
EQ/International ETF Portfolio	—	21,175,060	16,291,313	5,138,575	433,734	8,501,188
EQ/International Growth Portfolio	—	4,346,867	720,179	5,121,429	62,776	335,760
EQ/Large Cap Core PLUS Portfolio	34,200,344	39,161,776	62,880,038	15,429,070	635,485	14,696,974
EQ/Large Cap Growth Index Portfolio	—	55,837,596	42,111,311	17,619,043	362,503	16,064,648
EQ/Large Cap Growth PLUS Portfolio	61,611,302	21,108,215	69,502,948	27,591,530	377,962	(8,523,745)
EQ/Large Cap Value Index Portfolio	—	31,195,556	31,195,556	—	—	7,912,580
EQ/Large Cap Value PLUS Portfolio	4,262,971	23,497,569	7,218,174	29,761,936	648,249	(375,884)
EQ/Long Term Bond Portfolio	149,643,370	13,996,109	162,036,786	—	—	(12,080,714)
EQ/Money Market Portfolio	324,912,338	44,177,523	369,089,841	—	171,509	(2,146)
EQ/PIMCO Ultra Short Bond Portfolio(f)	112,339,812	44,716,983	17,978,292	148,812,116	1,768,238	(694,014)
EQ/Quality Bond PLUS Portfolio	23,778,958	370,000,897	46,409,294	358,710,792	11,102,265	(1,153,290)
EQ/Short Duration Bond Portfolio	223,898,353	22,902,724	264,244,617	—	—	(16,119,639)
Multimanager Core Bond Portfolio	168,735,569	233,616,499	46,571,968	369,797,349	12,037,185	1,118,531
Multimanager International Equity Portfolio	20,480,545	6,253,753	28,036,007	10,643,150	176,268	(10,590,965)
Multimanager Large Cap Core Equity Portfolio	24,393,123	13,222,138	28,331,750	21,264,298	312,082	(6,286,477)
Multimanager Large Cap Value Portfolio	28,019,420	12,339,939	22,241,078	33,732,010	636,428	(10,549,843)
Multimanager Mid Cap Value Portfolio	12,105,333	5,534,673	16,063,427	9,319,257	252,732	(3,812,917)
Multimanager Multi-Sector Bond Portfolio(g)	67,910,279	59,030,383	27,777,465	111,993,472	5,192,777	(9,334,844)

	$1,459,119,422	$1,886,153,513	$1,494,253,622	$2,064,332,495	$48,315,770	$(67,273,173)

(a)	formerly known as EQ/JPMorgan Core Bond Portfolio
(b)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(c)	formerly known as EQ/Evergreen International Bond Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(f)	formerly known as EQ/PIMCO Real Return Portfolio
(g)	formerly known as Multimanager High Yield Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,064,332,495	$—	$2,064,332,495

Total Assets	$—	$2,064,332,495	$—	$2,064,332,495

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,064,332,495	$—	$2,064,332,495

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$1,886,153,513
Net Proceeds of Sales and Redemptions:
Investment Companies	$1,425,114,275

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$82,279,104
Aggregate gross unrealized depreciation	(24,254,262)

Net unrealized appreciation	$58,024,842

Federal income tax cost of investments	$2,006,307,653

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,003,690,063)	$2,064,332,495
Receivable for securities sold	1,393,914
Receivable from Separate Accounts for Trust shares sold	624,797
Other assets	2,036

Total assets	2,066,353,242

LIABILITIES
Overdraft payable	561,509
Payable to Separate Accounts for Trust shares redeemed	1,207,821
Distribution fees payable - Class B	435,962
Administrative fees payable	63,559
Trustees’ fees payable	5,542
Accrued expenses	212,156

Total liabilities	2,486,549

NET ASSETS	$2,063,866,693

Net assets were comprised of:
Paid in capital	$2,178,991,729
Accumulated undistributed net investment income (loss)	28,488
Accumulated undistributed net realized gain (loss) on investments	(175,795,956)
Unrealized appreciation (depreciation) on investments	60,642,432

Net assets	$2,063,866,693

Class A
Net asset value, offering and redemption price per share, $28,326,875 / 2,977,667 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.51

Class B
Net asset value, offering and redemption price per share, $2,035,539,818 / 213,896,280 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$48,315,770

EXPENSES
Distribution fees - Class B	4,484,431
Administrative fees	2,749,872
Investment management fees	1,810,450
Printing and mailing expenses	332,186
Custodian fees	240,500
Professional fees	90,835
Trustees’ fees	29,536
Miscellaneous	39,882

Gross expenses	9,777,692
Less: Waiver from investment advisor	(3,242,173)

Net expenses	6,535,519

NET INVESTMENT INCOME (LOSS)	41,780,251

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(69,139,347)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,866,174

Net realized gain (loss)	(67,273,173)
Net change in unrealized appreciation (depreciation) on securities	213,313,182

NET REALIZED AND UNREALIZED GAIN (LOSS)	146,040,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,820,260

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$41,780,251	$57,306,849
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(67,273,173)	(25,360,705)
Net change in unrealized appreciation (depreciation) on investments	213,313,182	(150,175,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,820,260	(118,229,602)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(656,051)	(655,043)
Class B	(42,916,354)	(65,328,312)

	(43,572,405)	(65,983,355)

Distributions from net realized capital gains
Class A	(831,419)	(159,162)
Class B	(62,162,127)	(15,035,571)

	(62,993,546)	(15,194,733)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(106,565,951)	(81,178,088)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,436,018 and 1,069,978 shares, respectively ]	23,596,855	10,982,944
Capital shares issued in reinvestment of dividends and distributions [ 156,073 and 88,583 shares, respectively ]	1,487,470	814,205
Capital shares repurchased [ (1,089,926) and (510,048) shares, respectively ]	(10,329,889)	(5,278,473)

Total Class A transactions	14,754,436	6,518,676

Class B
Capital shares sold [ 110,140,718 and 127,294,015 shares, respectively ]	1,025,293,832	1,300,858,008
Capital shares issued in reinvestment of dividends and distributions [ 11,022,459 and 8,758,366 shares, respectively ]	105,078,481	80,363,883
Capital shares repurchased [ (65,329,426) and (31,689,523) shares, respectively ]	(619,549,167)	(325,801,892)

Total Class B transactions	510,823,146	1,055,419,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	525,577,582	1,061,938,675

TOTAL INCREASE (DECREASE) IN NET ASSETS	606,831,891	862,530,985
NET ASSETS:
Beginning of year	1,457,034,802	594,503,817

End of year (a)	$2,063,866,693	$1,457,034,802

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$28,488	$27,060

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$9.13		$10.90	$10.87	$10.69	$10.80

Income (loss) from investment operations:
Net investment income (loss)(x)	0.33	(e)	0.53 (e)	0.47 (e)	0.41 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments	0.59		(1.71)	0.18	0.30	(0.04)

Total from investment operations	0.92		(1.18)	0.65	0.71	0.30

Less distributions:
Dividends from net investment income	(0.24)		(0.46)	(0.43)	(0.38)	(0.30)
Distributions from net realized gains	(0.30)		(0.13)	(0.19)	(0.15)	(0.11)

Total dividends and distributions	(0.54)		(0.59)	(0.62)	(0.53)	(0.41)

Net asset value, end of year	$9.51		$9.13	$10.90	$10.87	$10.69

Total return	10.07%		(10.79)%	6.11%	6.55%	2.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,327		$13,472	$9,015	$4,999	$3,054
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.11	%(j)	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.29%		0.30%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	3.44%		5.12%	4.17%	3.80%	3.17%
Before waivers and reimbursements (f)(x)	3.25%		4.92%	3.96%	3.58%	2.95%
Portfolio turnover rate	79%		59%	39%	55%	101%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.02		$0.02	$0.02	$0.02	$0.02

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$9.13		$10.90	$10.87	$10.69	$10.80

Income (loss) from investment operations:
Net investment income (loss)(x)	0.22	(e)	0.58 (e)	0.45 (e)	0.38 (e)	0.32 (e)
Net realized and unrealized gain (loss) on investments	0.68		(1.78)	0.17	0.30	(0.05)

Total from investment operations	0.90		(1.20)	0.62	0.68	0.27

Less distributions:
Dividends from net investment income	(0.21)		(0.44)	(0.40)	(0.35)	(0.27)
Distributions from net realized gains	(0.30)		(0.13)	(0.19)	(0.15)	(0.11)

Total dividends and distributions	(0.51)		(0.57)	(0.59)	(0.50)	(0.38)

Net asset value, end of year	$9.52		$9.13	$10.90	$10.87	$10.69

Total return	9.90%		(11.02)%	5.74%	6.37%	2.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,035,540		$1,443,563	$585,489	$339,978	$217,999
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.36	%(j)	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.54%		0.55%	0.56%	0.57%	0.57%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	2.30%		5.69%	4.02%	3.48%	2.92%
Before waivers and reimbursements (f)(x)	2.12%		5.50%	3.81%	3.26%	2.70%
Portfolio turnover rate	79%		59%	39%	55%	101%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.02		$0.02	$0.02	$0.02	$0.02
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.75% for Class A and 1.00% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	14.78%	2.05%	4.05%
Portfolio – Class B Shares	14.48	1.79	3.79
S&P 500 Index†	26.46	0.42	3.93
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	5.12
MSCI EAFE Index†	31.78	3.54	9.29
Conservative-Plus Allocation Composite Index	14.81	3.48	4.95

*   Date of inception 7/31/03

†In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Conservative Plus Allocation Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 14.78% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 33 underlying EQ Advisors Trust and AXA Premier VIP Trust Portfolios. These included 26 equity portfolios and 7 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (56.2%), international bonds (1.6%), and high yield bonds (0.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (9.2%), large cap value stocks (10.8%), international stocks (10.8%) and small and mid cap stocks (10.9%).

•	EQ/Large Cap Growth Index Portfolio and EQ/Large Cap Core Plus Portfolio were the biggest contributors to performance for the year.

•	EQ/Long Term Bond Portfolio was the biggest detractor from performance for the year.

Since this Portfolio invests directly in underlying portfolios, all risks associated with the eligible underlying portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
as of December 31, 2009
EQ/Core Bond Index Portfolio	12.8%
Multimanager Core Bond Portfolio	12.6
EQ/Quality Bond PLUS Portfolio	12.2
AXA Tactical Manager 500 Portfolio-II	11.5
EQ/PIMCO Ultra Short Bond Portfolio	5.6
AXA Tactical Manager International Portfolio-II	5.6
EQ/Global Bond PLUS Portfolio	5.5
Multimanager Multi-Sector Bond Portfolio	5.1
EQ/Intermediate Government Bond Index Portfolio	4.0
Multimanager Large Cap Value Portfolio	2.8
AXA Tactical Manager 400 Portfolio-II	2.7
EQ/Large Cap Value PLUS Portfolio	2.6
EQ/Large Cap Growth PLUS Portfolio	2.1
EQ/Boston Advisors Equity Income Portfolio	1.7
EQ/Large Cap Growth Index Portfolio	1.5
Multimanager Large Cap Core Equity Portfolio	1.2
AXA Tactical Manager 2000 Portfolio-II	1.1
EQ/Large Cap Core PLUS Portfolio	1.1
EQ/BlackRock Basic Value Equity Portfolio	1.0
EQ/Global Multi-Sector Equity Portfolio	1.0
EQ/International Core PLUS Portfolio	0.9
Multimanager International Equity Portfolio	0.8
EQ/BlackRock International Value Portfolio	0.7
EQ/International ETF Portfolio	0.6
EQ/AXA Franklin Small Cap Value Core Portfolio	0.6
EQ/International Growth Portfolio	0.6
EQ/GAMCO Small Company Value Portfolio	0.6
EQ/AllianceBernstein International Portfolio	0.5
Multimanager Small Cap Value Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.2
EQ/Mid Cap Index Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.2
EQ/Small Company Index Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,110.90	$0.96
Hypothetical (5% average return before expenses)	1,000.00	1,024.30	0.92
Class B
Actual	1,000.00	1,109.30	2.29
Hypothetical (5% average return before expenses)	1,000.00	1,023.04	2.19

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.18% and 0.43%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-II‡	2,072,120	$21,791,837
AXA Tactical Manager 400 Portfolio-II‡	4,834,385	51,584,163
AXA Tactical Manager 500 Portfolio-II‡	20,852,742	221,939,193
AXA Tactical Manager International Portfolio-II‡	10,679,363	108,030,943
EQ/AllianceBernstein International Portfolio‡	1,187,929	9,925,047
EQ/AXA Franklin Small Cap Value Core Portfolio‡	1,527,738	12,578,852
EQ/BlackRock Basic Value Equity Portfolio‡	1,629,078	20,043,720
EQ/BlackRock International Value Portfolio‡	1,161,787	12,908,931
EQ/Boston Advisors Equity Income Portfolio‡	7,289,714	33,846,265
EQ/Core Bond Index Portfolio‡	26,403,855	247,827,219
EQ/GAMCO Small Company Value Portfolio‡	368,489	10,876,513
EQ/Global Bond PLUS Portfolio‡	11,024,903	106,483,951
EQ/Global Multi-Sector Equity Portfolio‡	1,753,671	19,885,130
EQ/Intermediate Government Bond Index Portfolio‡	8,130,500	78,012,053
EQ/International Core PLUS Portfolio‡	1,853,936	16,593,607
EQ/International ETF Portfolio‡	1,832,691	12,691,746
EQ/International Growth Portfolio‡	2,050,695	11,669,630
EQ/Large Cap Core PLUS Portfolio‡	3,141,351	21,626,237
EQ/Large Cap Growth Index Portfolio‡	3,755,971	28,552,004
EQ/Large Cap Growth PLUS Portfolio‡	2,704,141	40,437,561
EQ/Large Cap Value PLUS Portfolio‡	5,577,085	51,014,655
EQ/Mid Cap Index Portfolio‡	584,917	3,944,332
EQ/PIMCO Ultra Short Bond Portfolio‡	10,926,861	108,148,446
EQ/Quality Bond PLUS Portfolio‡	26,183,777	236,157,718
EQ/Small Company Index Portfolio‡	356,096	3,002,115
Multimanager Core Bond Portfolio‡	23,734,367	244,097,815
Multimanager International Equity Portfolio‡	1,463,480	15,549,475
Multimanager Large Cap Core Equity Portfolio‡	2,482,731	22,691,609
Multimanager Large Cap Value Portfolio‡	6,179,864	53,871,523
Multimanager Mid Cap Growth Portfolio*‡	593,959	4,315,951
Multimanager Mid Cap Value Portfolio‡	448,145	3,638,434

	Number of Shares	Value (Note 1)

Multimanager Multi-Sector Bond Portfolio‡	26,288,304	$98,344,482
Multimanager Small Cap Value Portfolio‡	607,599	5,270,746

Total Investments (100.1%) (Cost $ 1,872,686,017)		1,937,351,903
Other Assets Less Liabilities (- 0.1%)		(2,137,906)

Net Assets (100%)		$1,935,213,997

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-II	$—	$21,286,639	$692,840	$21,791,837	$23,481	$6,474
AXA Tactical Manager 400 Portfolio-II	—	51,328,114	2,408,843	51,584,163	104,729	5,312
AXA Tactical Manager 500 Portfolio-II	—	214,274,489	3,132,580	221,939,193	736,774	120,278
AXA Tactical Manager International Portfolio-II	—	109,382,491	1,481,835	108,030,943	79,070	10,461
EQ/AllianceBernstein International Portfolio	—	7,073,312	282,669	9,925,047	234,542	152,573
EQ/AXA Franklin Small Cap Value Core Portfolio(a)	16,769,110	2,520,440	16,764,192	12,578,852	136,819	(9,643,202)
EQ/BlackRock Basic Value Equity Portfolio	75,998,116	12,131,653	112,311,674	20,043,720	501,216	(44,364,492)
EQ/BlackRock International Value Portfolio	19,393,056	4,103,327	24,811,223	12,908,931	262,784	(13,659,752)
EQ/Boston Advisors Equity Income Portfolio	30,238,802	9,963,656	10,723,199	33,846,265	870,642	406,213
EQ/Core Bond Index Portfolio(b)	—	248,981,500	6,281,474	247,827,219	6,435,597	243,871
EQ/Davis New York Venture Portfolio	31,729,579	2,072,716	48,934,677	—	—	(21,004,816)
EQ/Equity Growth PLUS Portfolio(c)	1,128,994	—	1,590,842	—	—	(681,758)
EQ/GAMCO Small Company Value Portfolio	18,044,360	3,200,809	20,003,351	10,876,513	64,779	(8,943,036)
EQ/Global Bond PLUS Portfolio(d)	70,700,872	37,150,408	2,990,833	106,483,951	650,442	126,917
EQ/Global Multi-Sector Equity Portfolio(e)	9,926,338	4,696,864	901,920	19,885,130	258,101	(78,722)
EQ/Intermediate Government Bond Index Portfolio(f)	—	81,696,251	2,751,657	78,012,053	1,019,954	(13,436)
EQ/International Core PLUS Portfolio	52,062,000	9,646,248	70,183,361	16,593,607	471,300	(11,083,313)
EQ/International ETF Portfolio	—	50,547,125	39,475,146	12,691,746	1,067,398	21,549,415
EQ/International Growth Portfolio	—	8,031,244	291,071	11,669,630	142,474	144,171
EQ/Large Cap Core PLUS Portfolio	52,046,186	47,831,375	86,560,952	21,626,237	887,667	19,679,493
EQ/Large Cap Growth Index Portfolio	—	81,746,529	60,290,031	28,552,004	587,145	24,034,228
EQ/Large Cap Growth PLUS Portfolio	97,018,349	16,088,471	95,665,076	40,437,561	551,848	(15,093,949)
EQ/Large Cap Value Index Portfolio	—	43,056,017	43,056,017	—	—	12,239,261
EQ/Large Cap Value PLUS Portfolio	5,555,727	34,676,109	5,345,583	51,014,655	1,110,176	(1,752,529)
EQ/Long Term Bond Portfolio(g)	99,625,819	5,329,842	104,513,647	—	—	(8,700,318)
EQ/Mid Cap Index Portfolio	—	12,305,335	9,387,025	3,944,332	46,195	5,123,138
EQ/Money Market Portfolio	244,267,280	9,000,808	253,268,073	—	124,849	(1,619)
EQ/PIMCO Ultra Short Bond Portfolio(h)	86,219,885	17,551,830	1,803,510	108,148,446	1,284,120	282,254
EQ/Quality Bond PLUS Portfolio	25,554,566	210,935,861	8,047,046	236,157,718	7,289,549	(826,960)
EQ/Short Duration Bond Portfolio(i)	131,249,720	7,698,661	150,313,315	—	—	(10,513,143)
EQ/Small Company Index Portfolio	5,410,226	17,979,700	21,188,797	3,002,115	42,307	7,829,622
Multimanager Core Bond Portfolio	123,328,080	118,369,192	7,136,293	244,097,815	8,064,038	713,674

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
Multimanager International Equity Portfolio	$55,123,733	$5,323,927	$82,566,243	$15,549,475	$263,235	$(37,198,489)
Multimanager Large Cap Core Equity Portfolio	31,337,217	5,734,521	31,347,263	22,691,609	332,336	(12,572,602)
Multimanager Large Cap Value Portfolio	52,137,724	10,504,165	31,062,313	53,871,523	1,015,204	(16,197,860)
Multimanager Mid Cap Growth Portfolio	6,110,173	575,424	6,537,904	4,315,951	—	(2,501,903)
Multimanager Mid Cap Value Portfolio	13,250,094	1,167,132	19,976,872	3,638,434	98,599	(9,577,276)
Multimanager Multi- Sector Bond Portfolio(j)	53,994,342	44,637,177	3,837,994	98,344,482	4,541,559	(1,357,614)
Multimanager Small Cap Value Portfolio	4,809,099	635,503	2,362,203	5,270,746	60,078	(976,201)

	$1,413,029,447	$1,569,234,865	$1,390,279,544	$1,937,351,903	$39,359,007	$(134,075,635)

(a)	formerly known as EQ/Franklin Small Cap Value Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(d)	formerly known as EQ/Evergreen International Bond Portfolio
(e)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(f)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(g)	merged into EQ/Core Bond Index Portfolio
(h)	formerly known as EQ/PIMCO Real Return Portfolio
(i)	merged into EQ/PIMCO Ultra Short Bond Portfolio
(j)	formerly known as Multimanager High Yield Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,937,351,903	$—	$1,937,351,903

Total Assets	$—	$1,937,351,903	$—	$1,937,351,903

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,937,351,903	$—	$1,937,351,903

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$1,569,234,865
Net Proceeds of Sales and Redemptions:
Investment Companies	$1,254,632,479

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,194,312
Aggregate gross unrealized depreciation	(39,108,821)

Net unrealized appreciation	$63,085,491

Federal income tax cost of investments	$1,874,266,412

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $ 1,872,686,017)	$1,937,351,903
Receivable from Separate Accounts for Trust shares sold	1,121,937
Other assets	1,951

Total assets	1,938,475,791

LIABILITIES
Overdraft payable	682,792
Payable for securities purchased	979,814
Payable to Separate Accounts for Trust shares redeemed	812,325
Distribution fees payable - Class B	397,524
Administrative fees payable	180,977
Trustees’ fees payable	12,043
Accrued expenses	196,319

Total liabilities	3,261,794

NET ASSETS	$1,935,213,997

Net assets were comprised of:
Paid in capital	$2,202,489,129
Accumulated undistributed net investment income (loss)	15,139
Accumulated undistributed net realized gain (loss) on investments	(331,956,157)
Unrealized appreciation (depreciation) on investments	64,665,886

Net assets	$1,935,213,997

Class A
Net asset value, offering and redemption price per share, $67,464,860 / 7,280,858 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.27

Class B
Net asset value, offering and redemption price per share, $1,867,749,137 / 201,498,557 shares outstanding (unlimited amount authorized: $0.001 par value) .	$9.27

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$39,359,007

EXPENSES
Distribution fees - Class B	4,070,715
Administrative fees	2,548,035
Investment management fees	1,675,894
Printing and mailing expenses	301,037
Custodian fees	282,500
Professional fees	86,958
Trustees’ fees	27,555
Miscellaneous	35,305

Gross expenses	9,027,999
Less: Waiver from investment advisor	(1,888,415)

Net expenses	7,139,584

NET INVESTMENT INCOME (LOSS)	32,219,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(135,647,065)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,571,430

Net realized gain (loss)	(134,075,635)
Net change in unrealized appreciation (depreciation) on securities	345,367,135

NET REALIZED AND UNREALIZED GAIN (LOSS)	211,291,500

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,510,923

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,219,423	$46,388,413
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(134,075,635)	(67,622,119)
Net change in unrealized appreciation (depreciation) on investments	345,367,135	(278,360,522)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,510,923	(299,594,228)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,330,740)	(1,766,250)
Class B	(32,405,371)	(52,906,098)

	(33,736,111)	(54,672,348)

Distributions from net realized capital gains
Class A	(3,678,022)	(1,208,976)
Class B	(103,268,223)	(35,694,108)

	(106,946,245)	(36,903,084)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(140,682,356)	(91,575,432)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 3,085,930 and 4,553,949 shares, respectively ]	29,346,486	51,240,975
Capital shares issued in reinvestment of dividends and distributions [ 540,177 and 325,666 shares, respectively ]	5,008,762	2,975,226
Capital shares repurchased [ (1,196,359) and (972,595) shares, respectively ]	(11,000,436)	(9,886,872)

Total Class A transactions	23,354,812	44,329,329

Class B
Capital shares sold [ 59,983,851 and 76,638,582 shares, respectively ]	534,929,401	809,236,946
Capital shares issued in reinvestment of dividends and distributions [ 14,627,530 and 9,721,698 shares, respectively ]	135,673,594	88,600,206
Capital shares repurchased [ (29,952,465) and (28,758,156) shares, respectively ]	(273,801,189)	(300,109,816)

Total Class B transactions	396,801,806	597,727,336

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	420,156,618	642,056,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	522,985,185	250,887,005
NET ASSETS:
Beginning of year	1,412,228,812	1,161,341,807

End of year (a)	$1,935,213,997	$1,412,228,812

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$15,139	$74,061

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008		2007	2006	2005
Net asset value, beginning of year	$8.73		$11.59		$11.61	$11.16	$11.22

Income (loss) from investment operations:
Net investment income (loss)(x)	0.24	(e)	0.44	(e)	0.43 (e)	0.36 (e)	0.30 (e)
Net realized and unrealized gain (loss) on investments	1.05		(2.65)		0.23	0.65	0.09

Total from investment operations	1.29		(2.21)		0.66	1.01	0.39

Less distributions:
Dividends from net investment income	(0.20)		(0.38)		(0.42)	(0.36)	(0.25)
Distributions from net realized gains	(0.55)		(0.27)		(0.26)	(0.20)	(0.20)

Total dividends and distributions	(0.75)		(0.65)		(0.68)	(0.56)	(0.45)

Net asset value, end of year	$9.27		$8.73		$11.59	$11.61	$11.16

Total return	14.78%		(19.24)%		5.73%	9.06%	3.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$67,465		$42,358		$10,943	$5,544	$3,466
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.18	%(j)	0.10%		0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.30%		0.30%		0.29%	0.28%	0.29%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	2.56%		4.29%		3.58%	3.10%	2.74%
Before waivers and reimbursements (f)(x)	2.45%		4.10%		3.39%	2.91%	2.55%
Portfolio turnover rate	75%		51%		21%	20%	64%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.02		$0.02	$0.02	$0.02

	Year Ended December 31,
Class B	2009		2008		2007	2006	2005
Net asset value, beginning of year	$8.73		$11.59		$11.61	$11.16	$11.22

Income (loss) from investment operations:
Net investment income (loss)(x)	0.17	(e)	0.35	(e)	0.37 (e)	0.33 (e)	0.27 (e)
Net realized and unrealized gain (loss) on investments	1.09		(2.58)		0.26	0.64	0.09

Total from investment operations	1.26		(2.23)		0.63	0.97	0.36

Less distributions:
Dividends from net investment income	(0.17)		(0.36)		(0.39)	(0.32)	(0.22)
Distributions from net realized gains	(0.55)		(0.27)		(0.26)	(0.20)	(0.20)

Total dividends and distributions	(0.72)		(0.63)		(0.65)	(0.52)	(0.42)

Net asset value, end of year	$9.27		$8.73		$11.59	$11.61	$11.16

Total return	14.48%		(19.45)%		5.46%	8.78%	3.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,867,749		$1,369,870		$1,150,399	$809,200	$487,000
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.43	%(j)	0.35%		0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.55%		0.55	%(c)	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.90%		3.37%		3.07%	2.84%	2.49%
Before waivers and reimbursements (f)(x)	1.79%		3.18%		2.88%	2.65%	2.30%
Portfolio turnover rate	75%		51%		21%	20%	64%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.02		$0.02	$0.02	$0.02
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class A and 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	17.34%	1.92%	1.95%	8.29%
Portfolio – Class B Shares**	16.95	1.65	1.69	8.03
S&P 500 Index†	26.46	0.42	(0.95)	9.74
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	6.33	7.50
MSCI EAFE Index†	31.78	3.54	1.17	8.12
Moderate Allocation Composite Index	17.15	3.06	3.03	8.97

*   Date of inception 1/27/86

** Investment operations commenced with respect to Class B shares on July 8, 1998. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

†In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Moderate Allocation Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On August 15, 2003, the EQ/Balanced Portfolio was reorganized into the AXA Moderate Allocation Portfolio. Prior to that date, the predecessor fund invested directly in securities, rather than pursuing a “Fund of Funds” investment approach.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 17.34% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 35 underlying EQ Advisors Trust and AXA Premier VIP Trust Portfolios. These included 28 equity portfolios and 7 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (46.1%), international bonds (1.2%), and high yield bonds (0.4%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.4%), large cap value stocks (12.3%), international stocks (14.6%) and small and mid cap stocks (15.0%).

•	EQ/Large Cap Growth Index Portfolio and EQ/International ETF Portfolio were the biggest contributors to performance for the year.

•	EQ/Long Term Bond was the biggest detractor from performance for the year.

Since this Portfolio invests directly in underlying portfolios, all risks associated with the eligible underlying portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
AXA Tactical Manager 500 Portfolio-II	13.0%
Multimanager Core Bond Portfolio	10.5
EQ/Quality Bond PLUS Portfolio	10.1
EQ/Core Bond Index Portfolio	9.6
AXA Tactical Manager International Portfolio-II	7.3
EQ/PIMCO Ultra Short Bond Portfolio	4.8
EQ/Large Cap Value PLUS Portfolio	4.2
Multimanager Multi-Sector Bond Portfolio	4.1
EQ/Global Bond PLUS Portfolio	4.0
EQ/Intermediate Government Bond Index Portfolio	3.9
AXA Tactical Manager 400 Portfolio-II	3.2
EQ/Large Cap Growth PLUS Portfolio	2.5
Multimanager Large Cap Value Portfolio	2.5
AXA Tactical Manager 2000 Portfolio-II	2.2
Multimanager International Equity Portfolio	2.0
EQ/Large Cap Growth Index Portfolio	1.6
EQ/Boston Advisors Equity Income Portfolio	1.5
EQ/Global Multi-Sector Equity Portfolio	1.4
EQ/Large Cap Core PLUS Portfolio	1.2
EQ/BlackRock Basic Value Equity Portfolio	1.2
Multimanager Large Cap Core Equity Portfolio	1.2
EQ/International Core PLUS Portfolio	1.0
EQ/International ETF Portfolio	0.8
EQ/AXA Franklin Small Cap Value Core Portfolio	0.8
EQ/AllianceBernstein Small Cap Growth Portfolio	0.8
EQ/BlackRock International Value Portfolio	0.7
EQ/International Growth Portfolio	0.7
Multimanager Small Cap Growth Portfolio	0.7
EQ/GAMCO Small Company Value Portfolio	0.6
EQ/AllianceBernstein International Portfolio	0.6
EQ/Small Company Index Portfolio	0.3
Multimanager Small Cap Value Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.3
EQ/Mid Cap Index Portfolio	0.2
Multimanager Mid Cap Value Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,128.50	$1.18
Hypothetical (5% average return before expenses)	1,000.00	1,024.10	1.12
Class B
Actual	1,000.00	1,127.30	2.52
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.22% and 0.47%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-II‡	21,998,932	$231,355,933
AXA Tactical Manager 400 Portfolio-II‡	32,050,901	341,991,556
AXA Tactical Manager 500 Portfolio-II‡	129,078,111	1,373,799,749
AXA Tactical Manager International Portfolio-II‡	76,048,117	769,292,090
EQ/AllianceBernstein International Portfolio‡	7,576,198	63,298,489
EQ/AllianceBernstein Small Cap Growth Portfolio‡	6,690,734	82,495,371
EQ/AXA Franklin Small Cap Value Core Portfolio‡	10,366,412	85,353,378
EQ/BlackRock Basic Value Equity Portfolio‡	10,190,714	125,383,661
EQ/BlackRock International Value Portfolio‡	7,028,704	78,097,868
EQ/Boston Advisors Equity Income Portfolio‡	34,266,648	159,100,630
EQ/Core Bond Index Portfolio‡	108,533,756	1,018,700,444
EQ/GAMCO Small Company Value Portfolio‡	2,292,288	67,660,326
EQ/Global Bond PLUS Portfolio‡	43,960,949	424,596,534
EQ/Global Multi-Sector Equity Portfolio‡	13,252,588	150,273,043
EQ/Intermediate Government Bond Index Portfolio‡	43,078,554	413,338,197
EQ/International Core PLUS Portfolio‡	12,180,269	109,019,175
EQ/International ETF Portfolio‡	12,850,156	88,989,845
EQ/International Growth Portfolio‡	13,428,542	76,416,083
EQ/Large Cap Core PLUS Portfolio‡	19,210,161	132,249,923
EQ/Large Cap Growth Index Portfolio‡	22,222,514	168,930,318
EQ/Large Cap Growth PLUS Portfolio‡	17,782,821	265,923,225
EQ/Large Cap Value PLUS Portfolio‡	48,178,570	440,698,543
EQ/Mid Cap Index Portfolio‡	3,877,152	26,145,204
EQ/PIMCO Ultra Short Bond Portfolio‡	50,877,732	503,561,595
EQ/Quality Bond PLUS Portfolio‡	119,274,193	1,075,762,361
EQ/Small Company Index Portfolio‡	3,847,988	32,440,947
Multimanager Core Bond Portfolio‡	108,037,390	1,111,118,341
Multimanager International Equity Portfolio‡	19,973,548	212,218,974
Multimanager Large Cap Core Equity Portfolio‡	13,530,986	123,670,186
Multimanager Large Cap Value Portfolio‡	30,476,334	265,670,323

	Number of Shares	Value (Note 1)

Multimanager Mid Cap Growth Portfolio*‡	3,733,988	$27,132,679
Multimanager Mid Cap Value Portfolio‡	2,426,273	19,698,619
Multimanager Multi-Sector Bond Portfolio‡	117,158,212	438,288,593
Multimanager Small Cap Growth Portfolio*‡	10,242,932	71,175,071
Multimanager Small Cap Value Portfolio‡	3,446,546	29,897,789

Total Investment Companies (99.9%) (Cost $ 10,391,791,832)		10,603,745,063

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $6,667,854)	$6,667,854	6,667,854

Total Investments (100.0%) (Cost/Amortized Cost $10,398,459,686)		10,610,412,917
Other Assets Less Liabilities (0.0%)		(4,441,270)

Net Assets (100%)		$10,605,971,647

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-II	$—	$222,855,755	$4,094,411	$231,355,933	$248,359	$(324)
AXA Tactical Manager 400 Portfolio-II	—	339,821,459	15,549,983	341,991,556	694,079	13,656
AXA Tactical Manager 500 Portfolio-II	—	1,319,158,029	12,378,598	1,373,799,749	4,554,380	391,226
AXA Tactical Manager International Portfolio-II	—	775,822,234	7,577,236	769,292,090	562,396	(5,259)
EQ/AllianceBernstein International Portfolio	—	42,195,731	734,742	63,298,489	1,494,571	474,456
EQ/AllianceBernstein Small Cap Growth Portfolio	—	52,254,509	739,332	82,495,371	120,878	468,555
EQ/AXA Franklin Small Cap Value Core Portfolio(a)	89,598,930	8,411,507	55,975,719	85,353,378	927,847	(32,850,791)
EQ/BlackRock Basic Value Equity Portfolio	605,833,588	32,217,944	867,651,978	125,383,661	3,129,967	(367,695,340)
EQ/BlackRock International Value Portfolio	145,585,817	12,251,470	178,389,962	78,097,868	1,588,501	(99,104,990)
EQ/Boston Advisors Equity Income Portfolio	120,902,663	27,318,395	4,599,326	159,100,630	4,074,365	(483,079)
EQ/Core Bond Index Portfolio(b)	—	1,014,728,748	18,012,002	1,018,700,444	26,413,456	702,593
EQ/Davis New York Venture Portfolio	193,527,295	6,022,986	303,474,218	—	—	(139,404,923)
EQ/Equity Growth PLUS Portfolio(c)	4,940,618	—	7,141,508	—	—	(3,163,246)
EQ/GAMCO Small Company Value Portfolio	142,571,633	8,160,872	156,359,413	67,660,326	401,761	(72,702,820)
EQ/Global Bond PLUS Portfolio(d)	317,625,681	107,842,277	7,243,622	424,596,534	2,741,361	843,380
EQ/Global Multi-Sector Equity Portfolio(e)	81,350,047	26,561,760	5,626,601	150,273,043	1,948,155	(1,662,294)
EQ/Intermediate Government Bond Index Portfolio(f)	—	424,441,169	6,198,857	413,338,197	5,396,714	1,214
EQ/International Core PLUS Portfolio	390,055,706	33,298,028	521,043,869	109,019,175	3,094,173	(115,212,887)
EQ/International ETF Portfolio	—	367,557,934	294,117,736	88,989,845	7,477,081	162,420,330
EQ/International Growth Portfolio	—	49,461,471	837,520	76,416,083	932,394	516,232
EQ/Large Cap Core PLUS Portfolio	397,715,402	240,432,396	568,264,277	132,249,923	5,422,170	110,400,341
EQ/Large Cap Growth Index Portfolio	—	504,846,272	381,595,300	168,930,318	3,471,718	153,408,372
EQ/Large Cap Growth PLUS Portfolio	707,123,244	49,613,604	641,351,393	265,923,225	3,626,569	(101,640,326)
EQ/Large Cap Value Index Portfolio	—	258,467,174	258,467,174	—	—	65,306,762
EQ/Large Cap Value PLUS Portfolio	77,178,623	297,078,072	120,966,868	440,698,543	9,592,177	(48,595,900)
EQ/Long Term Bond Portfolio(g)	472,410,152	11,293,098	484,401,344	—	—	(43,223,141)
EQ/Mid Cap Index Portfolio	—	85,900,908	68,061,806	26,145,204	305,729	37,831,176
EQ/Money Market Portfolio	429,254,234	14,665,499	443,919,714	—	217,835	(2,856)
EQ/PIMCO Ultra Short Bond Portfolio(h)	431,945,718	45,880,989	4,058,682	503,561,595	5,977,763	1,250,592
EQ/Quality Bond PLUS Portfolio	509,478,327	553,695,741	19,227,014	1,075,762,361	33,197,190	(1,706,229)
EQ/Short Duration Bond Portfolio(i)	667,755,504	15,057,464	734,949,703	—	—	(47,483,051)
EQ/Small Company Index Portfolio	91,097,972	117,051,262	195,404,961	32,440,947	456,210	53,979,485
Multimanager Core Bond Portfolio	956,806,297	172,676,260	63,163,468	1,111,118,341	39,413,012	477,118
Multimanager International Equity Portfolio	454,868,970	15,790,540	533,772,515	212,218,974	3,450,754	(282,759,494)
Multimanager Large Cap Core Equity Portfolio	190,599,940	15,532,003	175,425,379	123,670,186	1,809,682	(71,074,658)
Multimanager Large Cap Value Portfolio	304,198,513	31,919,426	186,288,231	265,670,323	5,003,551	(86,720,578)
Multimanager Mid Cap Growth Portfolio	51,671,766	2,029,416	62,149,862	27,132,679	—	(27,571,310)
Multimanager Mid Cap Value Portfolio	110,235,380	2,566,209	178,475,511	19,698,619	536,793	(91,096,959)
Multimanager Multi-Sector Bond Portfolio(j)	302,595,580	128,291,162	9,928,358	438,288,593	20,220,509	(2,911,533)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
Multimanager Small Cap Growth Portfolio	$101,941,417	$11,321,475	$90,573,660	$71,175,071	$—	$(40,890,679)
Multimanager Small Cap Value Portfolio	32,755,795	2,406,532	22,292,134	29,897,789	340,442	(9,297,263)

	$8,381,624,812	$7,446,897,780	$7,710,483,987	$10,603,745,063	$198,842,542	$(1,098,774,442)

(a)	formerly known as EQ/Franklin Small Cap Value Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(d)	formerly known as EQ/Evergreen International Bond Portfolio
(e)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(f)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(g)	merged into EQ/Core Bond Index Portfolio
(h)	formerly known as EQ/PIMCO Real Return Portfolio
(i)	merged into EQ/PIMCO Ultra Short Bond Portfolio
(j)	formerly known as Multimanager High Yield Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$10,603,745,063	$—	$10,603,745,063
Short-Term Investments	—	6,667,854	—	6,667,854

Total Assets	$—	$10,610,412,917	$—	$10,610,412,917

Total Liabilities	$—	$—	$—	$—

Total	$—	$10,610,412,917	$—	$10,610,412,917

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$7,446,897,780
Net Proceeds of Sales and Redemptions:
Investment Companies	$6,603,563,568

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$570,008,661
Aggregate gross unrealized depreciation	(357,994,735)

Net unrealized appreciation	$212,013,926

Federal income tax cost of investments	$10,398,398,991

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $10,391,791,832)	$10,603,745,063
Unaffiliated Issuers (Cost $6,667,854)	6,667,854
Receivable from Separate Accounts for Trust shares sold	1,749,886
Receivable for securities sold	1,527,006
Other assets	15,479

Total assets	10,613,705,288

LIABILITIES
Overdraft payable	58
Payable to Separate Accounts for Trust shares redeemed	3,710,208
Distribution fees payable - Class B	1,661,971
Administrative fees payable	1,353,809
Investment management fees payable	289,569
Trustees’ fees payable	201,332
Accrued expenses	516,694

Total liabilities	7,733,641

NET ASSETS	$10,605,971,647

Net assets were comprised of:
Paid in capital	$12,659,286,131
Accumulated undistributed net investment income (loss)	29,535,057
Accumulated undistributed net realized gain (loss) on investments	(2,294,802,772)
Unrealized appreciation (depreciation) on investments	211,953,231

Net assets	$10,605,971,647

Class A
Net asset value, offering and redemption price per share, $2,775,032,515 / 216,826,287 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.80

Class B
Net asset value, offering and redemption price per share, $7,830,939,132 / 615,556,297 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$198,842,542
Interest	60,105

Total income	198,902,647

EXPENSES
Distribution fees - Class B	17,031,798
Administrative fees	14,078,573
Investment management fees	9,362,825
Printing and mailing expenses	1,670,425
Custodian fees	297,500
Professional fees	251,572
Trustees’ fees	155,054
Miscellaneous	141,683

Gross expenses	42,989,430
Less: Waiver from investment advisor	(6,185,225)

Net expenses	36,804,205

NET INVESTMENT INCOME (LOSS)	162,098,442

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities ($(1,106,920,419) of realized gain (loss) from affiliates)	(1,105,140,328)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	8,145,977

Net realized gain (loss)	(1,096,994,351)
Net change in unrealized appreciation (depreciation) on securities	2,485,706,458

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,388,712,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,550,810,549

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$162,098,442	$297,834,793
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(1,096,994,351)	(343,039,991)
Net change in unrealized appreciation (depreciation) on investments	2,485,706,458	(2,541,084,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,550,810,549	(2,586,289,471)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(41,874,371)	(113,469,497)
Class B	(98,572,421)	(251,507,749)

	(140,446,792)	(364,977,246)

Distributions from net realized capital gains
Class A	(172,231,547)	(125,314,508)
Class B	(489,273,432)	(269,192,698)

	(661,504,979)	(394,507,206)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(801,951,771)	(759,484,452)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [9,116,138 and 35,369,207 shares, respectively]	113,745,006	582,522,475
Capital shares issued in reinvestment of dividends and distributions [16,734,886 and 18,657,286 shares, respectively]	214,105,918	238,784,005
Capital shares repurchased [(20,008,650) and (26,852,722) shares, respectively]	(245,096,547)	(400,995,956)

Total Class A transactions	82,754,377	420,310,524

Class B
Capital shares sold [117,171,808 and 133,325,290 shares, respectively]	1,403,702,193	1,991,829,536
Capital shares issued in reinvestment of dividends and distributions [46,221,660 and 41,150,293 shares, respectively]	587,845,853	520,700,447
Capital shares repurchased [(49,492,554) and (42,683,134) shares, respectively]	(608,428,068)	(629,109,230)

Total Class B transactions	1,383,119,978	1,883,420,753

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,465,874,355	2,303,731,277

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,214,733,133	(1,042,042,646)
NET ASSETS:
Beginning of year	8,391,238,514	9,433,281,160

End of year (a)	$10,605,971,647	$8,391,238,514

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$29,535,057	$459,926

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$11.82		$17.10	$16.93	$15.88	$15.51

Income (loss) from investment operations:
Net investment income (loss)(x)	0.23	(e)	0.48 (e)	0.45 (e)	0.39 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments	1.82		(4.57)	0.65	1.29	0.46

Total from investment operations	2.05		(4.09)	1.10	1.68	0.79

Less distributions:
Dividends from net investment income	(0.21)		(0.57)	(0.60)	(0.49)	(0.42)
Distributions from net realized gains	(0.86)		(0.62)	(0.33)	(0.14)	—

Total dividends and distributions	(1.07)		(1.19)	(0.93)	(0.63)	(0.42)

Net asset value, end of year	$12.80		$11.82	$17.10	$16.93	$15.88

Total return	17.34%		(24.29)%	6.56%	10.58%	5.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,775,033		$2,494,212	$3,143,322	$3,103,418	$3,052,781
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.21	%(j)	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.28%		0.27%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.85%		3.19%	2.58%	2.36%	2.11%
Before waivers and reimbursements (f)(x)	1.78%		3.02%	2.41%	2.20%	1.94%
Portfolio turnover rate	71%		34%	9%	19%	34%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.03	$0.03	$0.03	$0.03

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class B	2009		2008		2007	2006	2005
Net asset value, beginning of year	$11.76		$17.01		$16.84	$15.79	$15.43

Income (loss) from investment operations:
Net investment income (loss)(x)	0.21	(e)	0.48	(e)	0.45 (e)	0.37 (e)	0.27 (e)
Net realized and unrealized gain (loss) on investments	1.78		(4.57)		0.60	1.26	0.46

Total from investment operations	1.99		(4.09)		1.05	1.63	0.73

Less distributions:
Dividends from net investment income	(0.17)		(0.54)		(0.55)	(0.44)	(0.37)
Distributions from net realized gains	(0.86)		(0.62)		(0.33)	(0.14)	—

Total dividends and distributions	(1.03)		(1.16)		(0.88)	(0.58)	(0.37)

Net asset value, end of year	$12.72		$11.76		$17.01	$16.84	$15.79

Total return	16.95%		(24.46)%		6.31%	10.34%	4.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,830,939		$5,897,027		$6,289,959	$4,867,869	$3,518,020
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.46	%(j)	0.35%		0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.53%		0.52	%(c)	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.69%		3.23%		2.57%	2.26%	1.86%
Before waivers and reimbursements (f)(x)	1.62%		3.05%		2.40%	2.09%	1.69%
Portfolio turnover rate	71%		34%		9%	19%	34%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.03		$0.03	$0.03	$0.03
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class A and 1.15% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	22.34%	1.84%	5.16%
Portfolio – Class B Shares	22.03	1.58	4.90
S&P 500 Index†	26.46	0.42	3.93
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	5.12
MSCI EAFE Index†	31.78	3.54	9.29
Moderate-Plus Allocation Composite Index	21.53	2.70	5.60

*   Date of inception 7/31/03

† In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Moderate-Plus Allocation Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 22.34% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 33 underlying EQ Advisors Trust and AXA Premier VIP Trust Portfolios. These included 28 equity portfolios and 5 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (28.6%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (14.2%), large cap value stocks (15.9%), international stocks (20.2%) and small and mid cap stocks (21.1%).

•	EQ/Large Cap Growth Index Portfolio and EQ/International ETF Portfolio were the biggest contributors to performance for the year.

•	EQ/Davis New York Venture was the most significant detractor from performance.

Since this Portfolio invests directly in underlying portfolios, all risks associated with the eligible underlying portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
AXA Tactical Manager 500 Portfolio-II	17.6%
AXA Tactical Manager International Portfolio-II	9.7
Multimanager Core Bond Portfolio	8.1
EQ/Core Bond Index Portfolio	7.0
EQ/Quality Bond PLUS Portfolio	6.7
EQ/Large Cap Value PLUS Portfolio	4.2
AXA Tactical Manager 400 Portfolio-II	4.1
Multimanager Large Cap Value Portfolio	3.7
EQ/Large Cap Growth PLUS Portfolio	3.4
EQ/Intermediate Government Bond Index Portfolio	3.1
AXA Tactical Manager 2000 Portfolio-II	3.0
EQ/PIMCO Ultra Short Bond Portfolio	2.8
Multimanager International Equity Portfolio	2.4
Multimanager Large Cap Core Equity Portfolio	2.3
EQ/Large Cap Growth Index Portfolio	2.2
EQ/Global Multi-Sector Equity Portfolio	1.6
EQ/Boston Advisors Equity Income Portfolio	1.6
EQ/BlackRock Basic Value Equity Portfolio	1.6
EQ/AllianceBernstein Small Cap Growth Portfolio	1.5
Multimanager Small Cap Growth Portfolio	1.5
EQ/Large Cap Core PLUS Portfolio	1.5
EQ/International Growth Portfolio	1.4
EQ/BlackRock International Value Portfolio	1.4
EQ/International Core PLUS Portfolio	1.4
Multimanager Small Cap Value Portfolio	1.3
EQ/AllianceBernstein International Portfolio	1.2
EQ/International ETF Portfolio	1.1
EQ/AXA Franklin Small Cap Value Core Portfolio	0.8
EQ/GAMCO Small Company Value Portfolio	0.7
EQ/Mid Cap Index Portfolio	0.3
Multimanager Mid Cap Growth Portfolio	0.3
Multimanager Mid Cap Value Portfolio	0.3
EQ/Small Company Index Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,166.20	$1.37
Hypothetical (5% average return before expenses)	1,000.00	1,023.95	1.28
Class B
Actual	1,000.00	1,164.50	2.73
Hypothetical (5% average return before expenses)	1,000.00	1,022.68	2.55

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.25% and 0.50%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-II‡	33,845,592	$355,943,575
AXA Tactical Manager 400 Portfolio-II‡	45,652,910	487,128,578
AXA Tactical Manager 500 Portfolio-II‡	195,908,229	2,085,083,774
AXA Tactical Manager International Portfolio-II‡	113,147,720	1,144,586,479
EQ/AllianceBernstein International Portfolio‡	16,451,992	137,454,992
EQ/AllianceBernstein Small Cap Growth Portfolio‡	14,547,464	179,367,217
EQ/AXA Franklin Small Cap Value Core Portfolio‡	11,858,272	97,636,832
EQ/BlackRock Basic Value Equity Portfolio‡	15,411,908	189,623,746
EQ/BlackRock International Value Portfolio‡	14,740,562	163,786,455
EQ/Boston Advisors Equity Income Portfolio‡	41,432,829	192,373,334
EQ/Core Bond Index Portfolio‡	88,747,962	832,990,511
EQ/GAMCO Small Company Value Portfolio‡	2,834,603	83,667,565
EQ/Global Multi-Sector Equity Portfolio‡	17,174,479	194,743,947
EQ/Intermediate Government Bond Index Portfolio‡	38,033,287	364,928,925
EQ/International Core PLUS Portfolio‡	18,028,232	161,361,209
EQ/International ETF Portfolio‡	18,623,727	128,972,948
EQ/International Growth Portfolio‡	29,455,496	167,618,615
EQ/Large Cap Core PLUS Portfolio‡	25,283,313	174,059,773
EQ/Large Cap Growth Index Portfolio‡	34,719,109	263,926,486
EQ/Large Cap Growth PLUS Portfolio‡	26,477,025	395,935,831
EQ/Large Cap Value PLUS Portfolio‡	54,260,705	496,332,984
EQ/Mid Cap Index Portfolio‡	5,024,156	33,879,918
EQ/PIMCO Ultra Short Bond Portfolio‡	33,226,345	328,857,253
EQ/Quality Bond PLUS Portfolio‡	87,676,286	790,773,312
EQ/Small Company Index Portfolio‡	3,429,358	28,911,640
Multimanager Core Bond Portfolio‡	93,049,780	956,977,192
Multimanager International Equity Portfolio‡	27,106,131	288,002,673
Multimanager Large Cap Core Equity Portfolio‡	29,209,138	266,964,994
Multimanager Large Cap Value Portfolio‡	50,198,234	437,591,383
Multimanager Mid Cap Growth Portfolio*‡	4,613,313	33,522,212

	Number of Shares	Value (Note 1)

Multimanager Mid Cap Value Portfolio‡	4,048,585	$32,869,979
Multimanager Small Cap Growth Portfolio*‡	25,727,937	178,775,741
Multimanager Small Cap Value Portfolio‡	17,068,901	148,067,770

Total Investments (100.1%) (Cost $11,281,508,009)		11,822,717,843
Other Assets Less Liabilities (-0.1%)		(8,667,970)

Net Assets (100%)		$11,814,049,873

*	Non-income producing.

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-II	$—	$340,904,516	$7,071,214	$355,943,575	$382,008	$(41,908)
AXA Tactical Manager 400 Portfolio-II	—	483,938,499	22,292,600	487,128,578	988,611	12,078
AXA Tactical Manager 500 Portfolio-II	—	2,001,786,892	20,929,055	2,085,083,774	6,911,602	553,069
AXA Tactical Manager International Portfolio-II	—	1,154,635,106	11,624,625	1,144,586,479	836,647	(58,456)
EQ/AllianceBernstein International Portfolio	—	91,969,595	2,107,208	137,454,992	3,245,526	1,265,236
EQ/AllianceBernstein Small Cap Growth Portfolio	—	125,535,429	2,168,424	179,367,217	257,558	1,344,632
EQ/AXA Franklin Small Cap Value Core Portfolio(a)	121,038,754	11,660,814	99,052,126	97,636,832	1,061,621	(56,762,885)
EQ/BlackRock Basic Value Equity Portfolio	886,693,862	40,850,376	1,304,373,765	189,623,746	4,714,573	(585,438,656)
EQ/BlackRock International Value Portfolio	338,163,647	19,729,018	444,954,314	163,786,455	3,335,506	(252,804,736)
EQ/Boston Advisors Equity Income Portfolio	150,677,787	29,558,623	6,145,599	192,373,334	4,926,204	(327,454)
EQ/Core Bond Index Portfolio(b)	—	832,381,114	16,995,681	832,990,511	21,585,948	710,796
EQ/Davis New York Venture Portfolio	288,077,279	11,250,829	449,992,469	—	—	(203,443,225)
EQ/Equity Growth PLUS Portfolio(c)	6,319,320	—	8,941,350	—	—	(3,852,935)
EQ/GAMCO Small Company Value Portfolio	177,103,816	12,305,520	197,646,766	83,667,565	496,752	(91,121,245)
EQ/Global Multi-Sector Equity Portfolio(d)	112,778,515	27,541,313	17,804,511	194,743,947	2,525,790	(10,326,250)
EQ/Intermediate Government Bond Index Portfolio(e)	—	376,782,616	7,517,216	364,928,925	4,764,060	2,640
EQ/International Core PLUS Portfolio	583,316,094	54,659,209	788,232,957	161,361,209	4,579,306	(173,936,264)
EQ/International ETF Portfolio	—	544,430,484	439,890,835	128,972,948	10,835,280	241,929,564
EQ/International Growth Portfolio	—	108,419,275	2,166,480	167,618,615	2,045,206	1,205,964
EQ/Large Cap Core PLUS Portfolio	501,015,516	336,387,857	759,985,822	174,059,773	7,135,501	137,794,292
EQ/Large Cap Growth Index Portfolio	—	790,710,472	600,476,274	263,926,486	5,423,085	240,713,147
EQ/Large Cap Growth PLUS Portfolio	1,076,012,558	67,085,708	984,904,454	395,935,831	5,399,968	(161,136,301)
EQ/Large Cap Value Index Portfolio	—	375,560,763	375,560,763	—	—	93,398,527
EQ/Large Cap Value PLUS Portfolio	141,605,091	434,549,398	331,654,766	496,332,984	10,814,458	(40,310,449)
EQ/Long Term Bond Portfolio(f)	407,810,733	8,182,421	413,561,931	—	—	(34,252,258)
EQ/Mid Cap Index Portfolio	—	112,996,907	89,953,533	33,879,918	396,127	49,884,372
EQ/Money Market Portfolio	148,125,481	5,219,416	153,344,898	—	75,143	(993)
EQ/PIMCO Ultra Short Bond Portfolio(g)	287,522,827	25,300,734	3,755,563	328,857,253	3,903,735	819,461
EQ/Quality Bond PLUS Portfolio	108,234,615	677,349,588	17,885,402	790,773,312	24,322,899	(1,504,899)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Short Duration Bond Portfolio(h)	$549,581,703	$8,182,421	$605,999,725	$—	$—	$(44,451,613)
EQ/Small Company Index Portfolio	54,028,068	148,777,539	188,353,140	28,911,640	406,528	73,905,575
Multimanager Core Bond Portfolio	1,043,262,253	279,327,582	408,222,497	956,977,192	32,201,190	(13,148,976)
Multimanager International Equity Portfolio	689,982,411	18,492,977	862,213,282	288,002,673	4,703,595	(452,956,192)
Multimanager Large Cap Core Equity Portfolio	371,141,914	26,074,923	315,728,516	266,964,994	3,904,371	(140,858,338)
Multimanager Large Cap Value Portfolio	536,269,110	46,785,940	377,774,485	437,591,383	8,237,313	(182,317,074)
Multimanager Mid Cap Growth Portfolio	62,071,676	3,509,303	78,060,170	33,522,212	—	(36,989,662)
Multimanager Mid Cap Value Portfolio	141,972,124	3,762,957	223,003,150	32,869,979	896,688	(115,994,728)
Multimanager Small Cap Growth Portfolio	190,520,694	64,260,348	167,917,316	178,775,741	—	(75,695,039)
Multimanager Small Cap Value Portfolio	165,815,596	5,701,617	108,655,418	148,067,770	1,685,305	(47,410,873)

	$9,139,141,444	$9,706,558,099	$10,916,918,300	$11,822,717,843	$182,998,104	$(1,881,602,056)

(a)	formerly known as EQ/Franklin Small Cap Value Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(f)	merged into EQ/Core Bond Index Portfolio
(g)	formerly known as EQ/PIMCO Real Return Portfolio
(h)	merged into EQ/PIMCO Ultra Short Bond Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$11,822,717,843	$—	$11,822,717,843

Total Assets	$—	$11,822,717,843	$—	$11,822,717,843

Total Liabilities	$—	$—	$—	$—

Total	$—	$11,822,717,843	$—	$11,822,717,843

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$9,706,558,099
Net Proceeds of Sales and Redemptions:
Investment Companies	$9,028,358,056

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$839,605,702
Aggregate gross unrealized depreciation	(298,554,869)

Net unrealized appreciation	$541,050,833

Federal income tax cost of investments	$11,281,667,010

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $11,281,508,009)	$11,822,717,843
Receivable from Separate Accounts for Trust shares sold	2,018,253
Other assets	10,974

Total assets	11,824,747,070

LIABILITIES
Overdraft payable	3,307,864
Distribution fees payable - Class B	2,440,271
Administrative fees payable	1,502,755
Payable for securities purchased	1,080,363
Payable to Separate Accounts for Trust shares redeemed	1,073,965
Investment management fees payable	551,101
Trustees’ fees payable	108,832
Accrued expenses	632,046

Total liabilities	10,697,197

NET ASSETS	$11,814,049,873

Net assets were comprised of:
Paid in capital	$15,042,345,741
Accumulated undistributed net investment income (loss)	28,642
Accumulated undistributed net realized gain (loss) on investments	(3,769,534,344)
Unrealized appreciation (depreciation) on investments	541,209,834

Net assets	$11,814,049,873

Class A
Net asset value, offering and redemption price per share, $283,013,101 / 29,191,063 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.70

Class B
Net asset value, offering and redemption price per share, $11,531,036,772 / 1,189,063,254 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$182,998,104

EXPENSES
Distribution fees - Class B	24,969,330
Administrative fees	15,380,682
Investment management fees	10,230,888
Printing and mailing expenses	1,800,147
Custodian fees	367,500
Professional fees	244,098
Trustees’ fees	168,396
Miscellaneous	187,581

Gross expenses	53,348,622
Less: Waiver from investment advisor	(4,873,721)

Net expenses	48,474,901

NET INVESTMENT INCOME (LOSS)	134,523,203

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(1,888,560,244)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	6,958,188

Net realized gain (loss)	(1,881,602,056)
Net change in unrealized appreciation (depreciation) on securities	3,893,936,600

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,012,334,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,146,857,747

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$134,523,203	$191,374,504
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(1,881,602,056)	(768,693,102)
Net change in unrealized appreciation (depreciation) on investments	3,893,936,600	(3,387,522,063)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,146,857,747	(3,964,840,661)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(4,068,257)	(6,777,370)
Class B	(137,296,051)	(245,065,760)

	(141,364,308)	(251,843,130)

Distributions from net realized capital gains
Class A	(22,686,159)	(14,654,657)
Class B	(928,851,225)	(543,755,340)

	(951,537,384)	(558,409,997)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,092,901,692)	(810,253,127)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,702,679 and 12,794,101 shares, respectively ]	42,909,008	164,217,999
Capital shares issued in reinvestment of dividends and distributions [ 2,764,126 and 2,104,181 shares, respectively ]	26,754,416	21,432,027
Capital shares repurchased [ (4,039,905) and (3,380,022) shares, respectively ]	(36,264,239)	(36,717,327)

Total Class A transactions	33,399,185	148,932,699

Class B
Capital shares sold [ 151,410,800 and 243,066,982 shares, respectively ]	1,350,355,496	2,886,327,395
Capital shares issued in reinvestment of dividends and distributions [ 110,122,084 and 77,555,400 shares, respectively ]	1,066,147,276	788,821,100
Capital shares repurchased [ (89,744,607) and (67,941,486) shares, respectively ]	(830,114,241)	(772,629,652)

Total Class B transactions	1,586,388,531	2,902,518,843

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,619,787,716	3,051,451,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,673,743,771	(1,723,642,246)
NET ASSETS:
Beginning of year	9,140,306,102	10,863,948,348

End of year (a)	$11,814,049,873	$9,140,306,102

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$28,642	$867,598

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$8.76		$13.95	$13.89	$12.60	$12.25

Income (loss) from investment operations:
Net investment income (loss)(x)	0.15	(e)	0.25 (e)	0.32 (e)	0.32 (e)	0.23 (e)
Net realized and unrealized gain (loss) on investments	1.80		(4.55)	0.60	1.52	0.62

Total from investment operations	1.95		(4.30)	0.92	1.84	0.85

Less distributions:
Dividends from net investment income	(0.15)		(0.28)	(0.43)	(0.33)	(0.25)
Distributions from net realized gains	(0.86)		(0.61)	(0.43)	(0.22)	(0.25)

Total dividends and distributions	(1.01)		(0.89)	(0.86)	(0.55)	(0.50)

Net asset value, end of year	$9.70		$8.76	$13.95	$13.89	$12.60

Total return	22.34%		(31.63)%	6.68%	14.77%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$283,013		$225,734	$198,686	$100,459	$37,779
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.23	%(j)	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.28%		0.27%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.57%		2.17%	2.20%	2.38%	1.84%
Before waivers and reimbursements (f)(x)	1.52%		2.00%	2.03%	2.22%	1.67%
Portfolio turnover rate	88%		35%	8%	4%	29%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.02	$0.02	$0.02	$0.02

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$8.76		$13.95	$13.89	$12.60	$12.25

Income (loss) from investment operations:
Net investment income (loss)(x)	0.12	(e)	0.21 (e)	0.26 (e)	0.26 (e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	1.81		(4.54)	0.62	1.55	0.62

Total from investment operations	1.93		(4.33)	0.88	1.81	0.82

Less distributions:
Dividends from net investment income	(0.13)		(0.25)	(0.39)	(0.30)	(0.22)
Distributions from net realized gains	(0.86)		(0.61)	(0.43)	(0.22)	(0.25)

Total dividends and distributions	(0.99)		(0.86)	(0.82)	(0.52)	(0.47)

Net asset value, end of year	$9.70		$8.76	$13.95	$13.89	$12.60

Total return	22.03%		(31.81)%	6.41%	14.48%	6.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,531,037		$8,914,572	$10,665,262	$6,607,618	$2,956,385
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.48	%(j)	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.53%		0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.31%		1.83%	1.83%	1.95%	1.59%
Before waivers and reimbursements (f)(x)	1.26%		1.65%	1.66%	1.79%	1.42%
Portfolio turnover rate	88%		35%	8%	4%	29%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.02	$0.02	$0.02	$0.02

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class A and 1.20% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	27.56%	1.15%	4.70%
Portfolio – Class B Shares	27.37	0.94	4.46
S&P 500 Index†	26.46	0.42	3.93
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	5.12
MSCI EAFE Index†	31.78	3.54	9.29
Aggressive Allocation Composite Index	25.86	1.84	5.27

*   Date of inception 7/31/03

    Returns for periods greater than one year are annualized

† In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Aggressive Allocation Composite Index is no longer a benchmark of the Portfolio.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 27.56% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 33 underlying EQ Advisors Trust and AXA Premier VIP Trust Portfolios. These included 28 equity portfolios and 5 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (8.7%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (18.7%), large cap value stocks (21.2%), international stocks (24.5%) and small and mid cap stocks (26.9%).

•	EQ/Large Cap Growth Index Portfolio and EQ/Large Cap Core PLUS Portfolio were the biggest contributors to performance.

•	EQ/Davis New York Venture was the most significant detractor from performance.

Since this Portfolio invests directly in underlying portfolios, all risks associated with the eligible underlying portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
AXA Tactical Manager 500 Portfolio-II	23.0%
AXA Tactical Manager International Portfolio-II	11.6
EQ/Large Cap Value PLUS Portfolio	6.3
AXA Tactical Manager 400 Portfolio-II	5.9
Multimanager Large Cap Value Portfolio	5.2
EQ/Large Cap Growth PLUS Portfolio	4.5
AXA Tactical Manager 2000 Portfolio-II	4.3
Multimanager Large Cap Core Equity Portfolio	3.0
EQ/Large Cap Growth Index Portfolio	2.9
EQ/BlackRock International Value Portfolio	2.6
EQ/International Growth Portfolio	2.5
EQ/Global Multi-Sector Equity Portfolio	2.1
EQ/Core Bond Index Portfolio	2.1
EQ/BlackRock Basic Value Equity Portfolio	2.1
Multimanager Core Bond Portfolio	2.0
EQ/AllianceBernstein International Portfolio	2.0
EQ/AllianceBernstein Small Cap Growth Portfolio	2.0
EQ/Large Cap Core PLUS Portfolio	1.9
EQ/Quality Bond PLUS Portfolio	1.9
Multimanager Small Cap Growth Portfolio	1.7
EQ/Boston Advisors Equity Income Portfolio	1.5
EQ/GAMCO Small Company Value Portfolio	1.5
Multimanager International Equity Portfolio	1.3
EQ/International Core PLUS Portfolio	1.3
EQ/International ETF Portfolio	1.1
EQ/AXA Franklin Small Cap Value Core Portfolio	1.0
EQ/PIMCO Ultra Short Bond Portfolio	0.8
EQ/Intermediate Government Bond Index Portfolio	0.7
EQ/Mid Cap Index Portfolio	0.5
Multimanager Mid Cap Value Portfolio	0.2
Multimanager Small Cap Value Portfolio	0.2
Multimanager Mid Cap Growth Portfolio	0.2
EQ/Small Company Index Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,203.20	$1.50
Hypothetical (5% average return before expenses)	1,000.00	1,023.84	1.38
Class B
Actual	1,000.00	1,202.90	2.89
Hypothetical (5% average return before expenses)	1,000.00	1,022.58	2.65

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.27% and 0.52% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-II‡	13,981,530	$147,039,409
AXA Tactical Manager 400 Portfolio-II‡	18,855,785	201,196,199
AXA Tactical Manager 500 Portfolio-II‡	73,481,116	782,071,711
AXA Tactical Manager International Portfolio-II‡	38,922,070	393,730,203
EQ/AllianceBernstein International Portfolio‡	8,176,254	68,311,907
EQ/AllianceBernstein Small Cap Growth Portfolio‡	5,371,418	66,228,475
EQ/AXA Franklin Small Cap Value Core Portfolio‡	4,186,720	34,471,978
EQ/BlackRock Basic Value Equity Portfolio‡	5,718,403	70,357,616
EQ/BlackRock International Value Portfolio‡	7,835,600	87,063,514
EQ/Boston Advisors Equity Income Portfolio‡	11,067,286	51,385,599
EQ/Core Bond Index Portfolio‡	7,510,992	70,498,350
EQ/GAMCO Small Company Value Portfolio‡	1,690,960	49,911,220
EQ/Global Multi-Sector Equity Portfolio‡	6,420,057	72,797,975
EQ/Intermediate Government Bond Index Portfolio‡	2,422,383	23,242,737
EQ/International Core PLUS Portfolio‡	4,970,856	44,491,513
EQ/International ETF Portfolio‡	5,511,792	38,170,238
EQ/International Growth Portfolio‡	14,669,760	83,479,326
EQ/Large Cap Core PLUS Portfolio‡	9,612,465	66,175,802
EQ/Large Cap Growth Index Portfolio‡	13,155,088	100,001,878
EQ/Large Cap Growth PLUS Portfolio‡	10,326,332	154,419,349
EQ/Large Cap Value PLUS Portfolio‡	23,554,479	215,457,296
EQ/Mid Cap Index Portfolio‡	2,253,455	15,195,959
EQ/PIMCO Ultra Short Bond Portfolio‡	2,862,898	28,335,495
EQ/Quality Bond PLUS Portfolio‡	7,255,920	65,442,873
EQ/Small Company Index Portfolio‡	568,667	4,794,222
Multimanager Core Bond Portfolio‡	6,748,573	69,406,183
Multimanager International Equity Portfolio‡	4,227,257	44,914,608
Multimanager Large Cap Core Equity Portfolio‡	11,104,557	101,493,167
Multimanager Large Cap Value Portfolio‡	20,385,670	177,707,317
Multimanager Mid Cap Growth Portfolio*‡	710,511	5,162,866
Multimanager Mid Cap Value Portfolio‡	933,576	7,579,596

	Number of Shares	Value (Note 1)

Multimanager Small Cap Growth Portfolio*‡	8,478,234	$58,912,710
Multimanager Small Cap Value Portfolio‡	669,423	5,807,052

Total Investment Companies (100.1%) (Cost $3,132,332,769)		3,405,254,343

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $414,439)	$414,439	$414,439

Total Investments (100.1%) (Cost/Amortized Cost $3,132,747,208)		3,405,668,782
Other Assets Less Liabilities (-0.1%)		(1,826,266)

Net Assets (100%)		$3,403,842,516

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-II	$—	$143,867,151	$5,558,432	$147,039,409	$156,655	$(90,944)
AXA Tactical Manager 400 Portfolio-II	—	200,155,955	9,601,424	201,196,199	408,155	1,385
AXA Tactical Manager 500 Portfolio-II	—	761,827,079	18,050,548	782,071,711	2,583,104	289,326
AXA Tactical Manager International Portfolio-II	—	400,080,600	8,800,511	393,730,203	286,789	(103,622)
EQ/AllianceBernstein International Portfolio	—	47,933,335	2,425,095	68,311,907	1,607,889	1,338,008
EQ/AllianceBernstein Small Cap Growth Portfolio	—	47,360,069	1,774,093	66,228,475	95,222	1,027,215
EQ/AXA Franklin Small Cap Value Core Portfolio(a)	53,101,425	5,364,002	56,070,267	34,471,978	373,998	(32,238,231)
EQ/BlackRock Basic Value Equity Portfolio	306,808,182	23,292,026	464,244,587	70,357,616	1,738,125	(210,463,483)
EQ/BlackRock International Value Portfolio	175,458,865	9,180,482	226,490,502	87,063,514	1,766,735	(130,740,232)
EQ/Boston Advisors Equity Income Portfolio	37,527,342	13,218,434	4,960,259	51,385,599	1,311,035	(415,020)
EQ/Core Bond Index Portfolio(b)	—	71,614,749	2,212,917	70,498,350	1,817,845	126,511
EQ/Davis New York Venture Portfolio	138,381,107	4,138,090	215,732,446	—	—	(98,413,237)
EQ/Equity Growth PLUS Portfolio(c)	4,560,860	—	6,680,116	—	—	(3,007,640)
EQ/GAMCO Small Company Value Portfolio	78,451,236	18,932,419	91,699,895	49,911,220	294,852	(43,316,724)
EQ/Global Multi-Sector Equity Portfolio(d)	37,760,579	21,470,378	14,875,703	72,797,975	938,423	(7,191,981)
EQ/Intermediate Government Bond Index Portfolio(e)	—	24,161,840	637,421	23,242,737	302,713	5,771
EQ/International Core PLUS Portfolio	155,060,371	25,026,508	241,634,743	44,491,513	1,257,919	(67,076,488)
EQ/International ETF Portfolio	—	167,441,699	135,697,047	38,170,238	3,195,173	73,230,180
EQ/International Growth Portfolio	—	56,211,429	2,500,055	83,479,326	1,015,984	1,263,048
EQ/Large Cap Core PLUS Portfolio	159,212,995	159,554,852	284,792,492	66,175,802	2,701,566	61,255,835
EQ/Large Cap Growth Index Portfolio	—	288,544,788	215,436,371	100,001,878	2,048,192	87,366,977
EQ/Large Cap Growth PLUS Portfolio	420,599,387	38,297,567	393,455,806	154,419,349	2,100,082	(60,833,060)
EQ/Large Cap Value Index Portfolio	—	154,889,191	154,889,191	—	—	45,486,705
EQ/Large Cap Value PLUS Portfolio	50,441,408	161,684,230	99,006,709	215,457,296	4,690,270	(25,928,744)
EQ/Mid Cap Index Portfolio	—	51,870,917	41,379,722	15,195,959	177,354	22,675,185
EQ/PIMCO Ultra Short Bond Portfolio(f)	25,365,447	1,991,541	765,926	28,335,495	335,702	74,801
EQ/Quality Bond PLUS Portfolio	5,688,561	60,128,530	2,434,044	65,442,873	2,018,646	(266,428)
EQ/Small Company Index Portfolio	6,206,744	51,325,176	54,478,360	4,794,222	66,635	26,491,176
Multimanager Core Bond Portfolio	142,509,078	20,862,991	99,998,534	69,406,183	2,787,126	(4,239,545)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
Multimanager International Equity Portfolio	$206,400,719	$16,120,322	$347,505,248	$44,914,608	$768,446	$(173,420,029)
Multimanager Large Cap Core Equity Portfolio	127,076,383	13,446,371	104,770,133	101,493,167	1,480,290	(49,358,045)
Multimanager Large Cap Value Portfolio	212,783,663	24,918,481	156,462,721	177,707,317	3,338,427	(76,831,811)
Multimanager Mid Cap Growth Portfolio	21,483,145	831,147	35,271,840	5,162,866	—	(16,724,559)
Multimanager Mid Cap Value Portfolio	35,996,970	1,632,412	56,249,352	7,579,596	206,690	(26,700,280)
Multimanager Small Cap Growth Portfolio	70,208,759	19,381,452	63,944,442	58,912,710	—	(27,848,801)
Multimanager Small Cap Value Portfolio	29,850,203	2,379,691	52,403,241	5,807,052	65,278	(20,659,268)

	$2,500,933,429	$3,109,135,904	$3,672,890,193	$3,405,254,343	$41,935,320	$(755,236,049)

(a)	formerly known as EQ/Franklin Small Cap Value Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(f)	formerly known as EQ/PIMCO Real Return Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,405,254,343	$—	$3,405,254,343
Short-Term Investments	—	414,439	—	414,439

Total Assets	$—	$3,405,668,782	$—	$3,405,668,782

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,405,668,782	$—	$3,405,668,782

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$3,109,135,904

Net Proceeds of Sales and Redemptions:
Investment Companies	$2,916,196,291

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$344,249,934
Aggregate gross unrealized depreciation	(71,570,841)

Net unrealized appreciation	$272,679,093

Federal income tax cost of investments	$3,132,989,689

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,132,332,769)	$3,405,254,343
Unaffiliated Issuers (Cost $414,439)	414,439
Receivable from Separate Accounts for Trust shares sold	750,593
Other assets	2,907

Total assets	3,406,422,282

LIABILITIES
Overdraft payable	12
Distribution fees payable - Class B	696,081
Payable to Separate Accounts for Trust shares redeemed	502,475
Payable for securities purchased	463,143
Administrative fees payable	432,722
Investment management fees payable	183,748
Trustees’ fees payable	29,606
Accrued expenses	271,979

Total liabilities	2,579,766

NET ASSETS	$3,403,842,516

Net assets were comprised of:
Paid in capital	$4,641,872,758
Accumulated undistributed net investment income (loss)	(5,249)
Accumulated undistributed net realized gain (loss) on investments	(1,510,946,567)
Unrealized appreciation (depreciation) on investments	272,921,574

Net assets	$3,403,842,516

Class A
Net asset value, offering and redemption price per share, $97,335,033 / 10,574,831 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.20

Class B
Net asset value, offering and redemption price per share, $3,306,507,483 / 359,160,698 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$41,935,320

EXPENSES
Distribution fees - Class B	6,970,250
Administrative fees	4,342,140
Investment management fees	2,871,949
Printing and mailing expenses	500,797
Custodian fees	283,000
Professional fees	107,041
Trustees’ fees	47,006
Miscellaneous	52,231

Gross expenses	15,174,414
Less: Waiver from investment advisor	(1,162,817)

Net expenses	14,011,597

NET INVESTMENT INCOME (LOSS)	27,923,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(756,693,902)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	1,457,853

Net realized gain (loss)	(755,236,049)
Net change in unrealized appreciation (depreciation) on securities	1,468,075,203

NET REALIZED AND UNREALIZED GAIN (LOSS)	712,839,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$740,762,877

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,923,723	$35,179,701
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(755,236,049)	(343,665,481)
Net change in unrealized appreciation (depreciation) on investments	1,468,075,203	(1,140,191,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	740,762,877	(1,448,677,098)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,072,649)	(1,685,108)
Class B	(28,291,856)	(47,952,586)

	(29,364,505)	(49,637,694)

Distributions from net realized capital gains
Class A	(10,052,295)	(7,547,940)
Class B	(342,987,817)	(199,089,293)

	(353,040,112)	(206,637,233)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(382,404,617)	(256,274,927)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 3,058,500 and 4,923,698 shares, respectively ]	26,485,185	63,432,867
Capital shares issued in reinvestment of dividends and distributions [ 1,211,365 and 896,432 shares, respectively ]	11,124,944	9,233,048
Capital shares repurchased [ (2,997,669) and (3,175,873) shares, respectively ]	(26,653,788)	(35,571,422)

Total Class A transactions	10,956,341	37,094,493

Class B
Capital shares sold [ 71,477,620 and 96,966,280 shares, respectively ]	601,162,981	1,136,496,815
Capital shares issued in reinvestment of dividends and distributions [ 40,417,891 and 24,424,473 shares, respectively ]	371,279,673	247,041,879
Capital shares repurchased [ (50,440,640) and (30,662,291) shares, respectively ]	(440,738,444)	(349,212,091)

Total Class B transactions	531,704,210	1,034,326,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	542,660,551	1,071,421,096

TOTAL INCREASE (DECREASE) IN NET ASSETS	901,018,811	(633,530,929)
NET ASSETS:
Beginning of year	2,502,823,705	3,136,354,634

End of year (a)	$3,403,842,516	$2,502,823,705

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,249)	$234,517

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$8.15		$14.68	$14.71	$12.96	$12.44

Income (loss) from investment operations:
Net investment income (loss)(x)	0.10	(e)	0.15 (e)	0.22 (e)	0.24 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments	2.15		(5.71)	0.71	2.10	0.84

Total from investment operations	2.25		(5.56)	0.93	2.34	1.03

Less distributions:
Dividends from net investment income	(0.12)		(0.19)	(0.40)	(0.30)	(0.24)
Distributions from net realized gains	(1.08)		(0.78)	(0.56)	(0.29)	(0.27)

Total dividends and distributions	(1.20)		(0.97)	(0.96)	(0.59)	(0.51)

Net asset value, end of year	$9.20		$8.15	$14.68	$14.71	$12.96

Total return	27.56%		(39.05)%	6.43%	18.22%	8.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$97,335		$75,827	$97,742	$51,217	$18,069
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.24	%(j)	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.29%		0.28%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	1.18%		1.27%	1.41%	1.72%	1.50%
Before waivers and reimbursements (f)(x)	1.14%		1.09%	1.23%	1.54%	1.31%
Portfolio turnover rate	102%		39%	10%	6%	50%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.02	$0.03	$0.02	$0.02

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$8.15		$14.68	$14.71	$12.96	$12.43

Income (loss) from investment operations:
Net investment income (loss)(x)	0.08	(e)	0.14 (e)	0.18 (e)	0.18 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments	2.15		(5.72)	0.71	2.13	0.84

Total from investment operations	2.23		(5.58)	0.89	2.31	1.01

Less distributions:
Dividends from net investment income	(0.09)		(0.17)	(0.36)	(0.27)	(0.21)
Distributions from net realized gains	(1.08)		(0.78)	(0.56)	(0.29)	(0.27)

Total dividends and distributions	(1.17)		(0.95)	(0.92)	(0.56)	(0.48)

Net asset value, end of year	$9.21		$8.15	$14.68	$14.71	$12.96

Total return	27.37%		(39.21)%	6.16%	17.92%	8.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,306,507		$2,426,997	$3,038,613	$1,595,326	$609,650
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50	%(j)	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.54%		0.53%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	0.97%		1.18%	1.17%	1.30%	1.25%
Before waivers and reimbursements (f)(x)	0.93%		1.01%	1.00%	1.12%	1.06%
Portfolio turnover rate	102%		39%	10%	6%	50%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.02	$0.03	$0.02	$0.02
#	Per share amount is less than $0.01.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the Underlying Portfolios unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class A and 1.25% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.***

➢	ClearBridge Advisors, LLC

➢	Legg Mason Capital Management, Inc.

➢	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	37.63%	(1.25)%	(3.84)%	8.26%
Portfolio – Class B Shares**	37.28	(1.50)	(4.08)	8.03
Russell 3000® Growth Index	37.01	1.58	(3.79)	8.65

*   Date of inception 1/27/86

** Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

***	Effective December 29, 2009, AllianceBernstein L.P. replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 37.63% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 37.01% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 3000 Growth Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the Energy sector was a positive for the Portfolio and aided relative returns.

•

Four out of five of the leading contributors to performance were in the Energy sector. Owning both Anadarko Petroleum Corp and Transocean Ltd. while the benchmark did not was helpful for the Portfolio’s performance.

•	ExxonMobil Corp. and Weatherford International also contributed to relative returns on a positive basis.

•	Amazon.com Inc. (Consumer Discretionary sector) also was among the leading positive contributors to returns.

•	The Portfolio benefited from having limited investments in the Consumer Staples sector, as it was among the weakest-performing sectors of the benchmark index.

What hurt performance during the year:

•	The Health Care, Financial, and Information Technology sectors detracted from relative returns.

•

On an individual stock level, the significant detractors from Portfolio performance included Wells Fargo & Co. and U.S. Bancorp (Financial sector). State Street Corp. also was among the leading detractors from performance.

•	The Portfolio’s performance was hampered by having an underweighted posture in the Information Technology sector, the strongest-performing sector of the benchmark.

•	International Business Machines (Information Technology sector) and Genzyme Corp. (Health Care sector) were among the leading detractors from relative performance.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	30.6%
Health Care	17.7
Consumer Discretionary	10.8
Industrials	10.5
Consumer Staples	8.3
Financials	7.8
Energy	7.3
Materials	4.7
Utilities	0.6
Telecommunication Services	0.3
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,240.10	$4.57
Hypothetical (5% average return before expenses)	1,000.00	1,021.12	4.13
Class B
Actual	1,000.00	1,238.80	5.93
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.81% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.8%)
Auto Components (0.3%)
Amerigon, Inc.*^	1,800	$14,292
BorgWarner, Inc.^	11,673	387,777
Cooper Tire & Rubber Co.	6,906	138,465
Drew Industries, Inc.*^	1,400	28,910
Fuel Systems Solutions, Inc.*	1,800	74,232
Gentex Corp.^	16,200	289,170
Goodyear Tire & Rubber Co.*	26,193	369,322
Johnson Controls, Inc.	70,941	1,932,433
Raser Technologies, Inc.*^	2,500	3,100
TRW Automotive Holdings Corp.*^	1,700	40,596
WABCO Holdings, Inc.	5,500	141,845
Wonder Auto Technology, Inc.*	1,200	14,112

		3,434,254

Automobiles (0.1%)
Thor Industries, Inc.	1,900	59,660
Toyota Motor Corp. (ADR)	15,000	1,262,400

		1,322,060

Distributors (0.0%)
LKQ Corp.*	16,218	317,711

Diversified Consumer Services (0.3%)
American Public Education, Inc.*^	1,643	56,453
Apollo Group, Inc., Class A*	14,783	895,554
Bridgepoint Education, Inc.*^	1,425	21,403
Brink’s Home Security Holdings, Inc.*^	5,315	173,482
Capella Education Co.*^	1,700	128,010
Career Education Corp.*^	7,208	168,018
ChinaCast Education Corp.*	3,085	23,323
Coinstar, Inc.*^	3,600	100,008
Corinthian Colleges, Inc.*^	9,200	126,684
DeVry, Inc.	7,046	399,720
Grand Canyon Education, Inc.*^	2,000	38,020
H&R Block, Inc.^	37,095	839,089
Hillenbrand, Inc.	2,008	37,831
ITT Educational Services, Inc.*^	4,200	403,032
K12, Inc.*	2,197	44,533
Learning Tree International, Inc.*	700	8,358
Lincoln Educational Services Corp.*	1,300	28,171
Matthews International Corp., Class A^	3,600	127,548
Pre-Paid Legal Services, Inc.*^	600	24,648
Princeton Review, Inc.*	1,100	4,466
Sotheby’s, Inc.^	7,300	164,104
Steiner Leisure Ltd.*	800	31,808
Strayer Education, Inc.^	1,600	339,984
Universal Technical Institute, Inc.*	1,961	39,612
Weight Watchers International, Inc.^	268	7,815

		4,231,674

	Number of Shares	Value (Note 1)

Hotels, Restaurants & Leisure (2.5%)
AFC Enterprises, Inc.*^	1,100	$8,976
Ambassadors Group, Inc.	1,500	19,935
Ameristar Casinos, Inc.^	2,398	36,522
Bally Technologies, Inc.*	5,735	236,798
BJ’s Restaurants, Inc.*^	2,700	50,814
Brinker International, Inc.	11,900	177,548
Buffalo Wild Wings, Inc.*	2,200	88,594
Burger King Holdings, Inc.	12,340	232,239
California Pizza Kitchen, Inc.*	1,300	17,485
Carnival Corp.*	21,778	690,145
CEC Entertainment, Inc.*	2,094	66,840
Cheesecake Factory, Inc.*^	7,000	151,130
Chipotle Mexican Grill, Inc.*	3,700	326,192
Choice Hotels International, Inc.	900	28,494
CKE Restaurants, Inc.	4,200	35,532
Cracker Barrel Old Country Store, Inc.	2,100	79,779
Ctrip.com International Ltd. (ADR)*^	17,393	1,249,861
Darden Restaurants, Inc.^	15,500	543,585
Denny’s Corp.*	7,700	16,863
DineEquity, Inc.*^	2,200	53,438
Dover Downs Gaming & Entertainment, Inc.	1,100	4,158
Einstein Noah Restaurant Group, Inc.*^	200	1,966
Great Wolf Resorts, Inc.*	200	474
Hyatt Hotels Corp., Class A*	2,600	77,506
International Game Technology	26,753	502,154
Interval Leisure Group, Inc.*	3,592	44,792
Isle of Capri Casinos, Inc.*^	1,649	12,335
Jack in the Box, Inc.*	6,706	131,907
Krispy Kreme Doughnuts, Inc.*	4,600	13,570
Las Vegas Sands Corp.*^	24,373	364,133
Life Time Fitness, Inc.*^	296	7,379
Marriott International, Inc., Class A^	15,998	435,946
McDonald’s Corp.	245,909	15,354,558
MGM MIRAGE*^	10,769	98,213
Monarch Casino & Resort, Inc.*	400	3,240
Morgans Hotel Group Co.*	1,800	8,154
P.F. Chang’s China Bistro, Inc.*^	2,900	109,939
Panera Bread Co., Class A*^	3,200	214,304
Papa John’s International, Inc.*	1,400	32,704
Peet’s Coffee & Tea, Inc.*	1,100	36,663
Pinnacle Entertainment, Inc.*	3,134	28,143
Royal Caribbean Cruises Ltd.*^	4,819	121,824
Ruth’s Hospitality Group, Inc.*	900	1,881
Scientific Games Corp., Class A*^	7,600	110,580
Shuffle Master, Inc.*^	7,000	57,680
Sonic Corp.*	6,900	69,483
Starbucks Corp.*	81,020	1,868,321
Starwood Hotels & Resorts Worldwide, Inc.^	3,574	130,701
Texas Roadhouse, Inc.*^	6,300	70,749
Town Sports International Holdings, Inc.*^	1,400	3,262

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Wendy’s/Arby’s Group, Inc., Class A	17,810	$83,529
WMS Industries, Inc.*	5,200	208,000
Wyndham Worldwide Corp.	9,399	189,578
Wynn Resorts Ltd.	41,397	2,410,547
Yum! Brands, Inc.	193,402	6,763,268

		33,682,411

Household Durables (0.1%)
Garmin Ltd.^	10,698	328,429
Harman International Industries, Inc.	3,800	134,064
iRobot Corp.*^	1,500	26,400
Leggett & Platt, Inc.	11,230	229,092
M.D.C. Holdings, Inc.	1,352	41,966
National Presto Industries, Inc.	459	50,136
Newell Rubbermaid, Inc.^	4,198	63,012
NVR, Inc.*	94	66,807
Pulte Homes, Inc.*	4,000	40,000
Tempur-Pedic International, Inc.*	8,868	209,551
Tupperware Brands Corp.	7,200	335,304
Universal Electronics, Inc.*	1,100	25,542

		1,550,303

Internet & Catalog Retail (1.8%)
1-800-FLOWERS.COM, Inc., Class A*^	2,100	5,565
Amazon.com, Inc.*	121,127	16,294,004
Blue Nile, Inc.*	1,500	94,995
Drugstore.Com, Inc.*	6,800	21,012
Expedia, Inc.*^	19,082	490,598
HSN, Inc.*^	3,758	75,874
Liberty Media Corp. - Interactive, Class A*	180,295	1,954,398
Netflix, Inc.*^	4,200	231,588
NutriSystem, Inc.^	2,500	77,925
Orbitz Worldwide, Inc.*	200	1,468
Overstock.com, Inc.*^	1,300	17,628
PetMed Express, Inc.^	1,900	33,497
priceline.com, Inc.*^	21,362	4,667,597
Stamps.com, Inc.*	1,100	9,900
Ticketmaster Entertainment, Inc.*	3,773	46,106

		24,022,155

Leisure Equipment & Products (0.1%)
Hasbro, Inc.^	8,575	274,914
Leapfrog Enterprises, Inc.*	2,700	10,557
Mattel, Inc.	30,283	605,054
Polaris Industries, Inc.^	3,500	152,705
Pool Corp.^	3,200	61,056
Smith & Wesson Holding Corp.*^	8,200	33,538
Sturm Ruger & Co., Inc.^	1,838	17,829

		1,155,653

Media (2.8%)
Arbitron, Inc.^	2,200	51,524
Cablevision Systems Corp. - New York Group, Class A	391,990	10,121,182
CBS Corp., Class B	33,880	476,014

	Number of Shares	Value (Note 1)

Cinemark Holdings, Inc.	2,852	$40,983
CKX, Inc.*	5,499	28,980
Comcast Corp., Class A	663,605	10,675,986
Crown Media Holdings, Inc., Class A*^	400	580
CTC Media, Inc.*	4,479	66,737
DIRECTV, Class A*^	216,854	7,232,081
Discovery Communications, Inc., Class C*	28,541	756,907
Dolan Media Co.*^	2,100	21,441
Global Sources Ltd.*	1,540	9,625
Interactive Data Corp.	1,400	35,420
John Wiley & Sons, Inc., Class A	4,800	201,024
Liberty Global, Inc., Class A*	12,195	267,193
Liberty Media Corp. - Starz*	16,636	767,751
Liberty Media Corp., Capital Series, Class A*	97,255	2,322,449
Martha Stewart Living Omnimedia, Inc., Class A*^	2,100	10,374
McGraw-Hill Cos., Inc.	34,535	1,157,268
Morningstar, Inc.*^	2,360	114,082
National CineMedia, Inc.	224	3,712
Omnicom Group, Inc.^	34,313	1,343,354
Playboy Enterprises, Inc., Class B*	1,000	3,200
RCN Corp.*	4,900	53,165
Regal Entertainment Group, Class A	3,827	55,262
Rentrak Corp.*	1,400	24,738
Scripps Networks Interactive, Inc., Class A	6,066	251,739
Valassis Communications, Inc.*	3,800	69,388
Value Line, Inc.	100	2,511
Viacom, Inc., Class B*	33,530	996,847
Warner Music Group Corp.*	1,100	6,226
World Wrestling Entertainment, Inc., Class A^	42,700	654,591

		37,822,334

Multiline Retail (0.6%)
99 Cents Only Stores*^	3,796	49,614
Big Lots, Inc.*^	775	22,460
Dollar General Corp.*	1,900	42,617
Dollar Tree, Inc.*	10,200	492,660
Family Dollar Stores, Inc.	16,103	448,146
Fred’s, Inc., Class A^	1,345	13,719
Kohl’s Corp.*	31,333	1,689,789
Nordstrom, Inc.	18,673	701,731
Target Corp.	82,892	4,009,486

		7,470,222

Specialty Retail (1.3%)
Aaron’s, Inc.^	5,472	151,739
Abercrombie & Fitch Co., Class A^	4,993	174,006
Advance Auto Parts, Inc.	10,900	441,232
Aeropostale, Inc.*^	7,700	262,185
American Eagle Outfitters, Inc.	19,527	331,569
America’s Car-Mart, Inc.*	900	23,697
AutoZone, Inc.*^	3,314	523,844
Barnes & Noble, Inc.^	855	16,305

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

bebe Stores, Inc.	3,400	$21,318
Bed Bath & Beyond, Inc.*^	29,005	1,120,463
Best Buy Co., Inc.	37,098	1,463,887
Big 5 Sporting Goods Corp.^	2,169	37,263
Buckle, Inc.^	2,900	84,912
CarMax, Inc.*^	18,040	437,470
Cato Corp., Class A^	2,606	52,276
Chico’s FAS, Inc.*	19,277	270,842
Children’s Place Retail Stores, Inc.*^	2,181	71,995
Christopher & Banks Corp.	1,900	14,478
Citi Trends, Inc.*	1,200	33,144
Coldwater Creek, Inc.*^	4,600	20,516
Collective Brands, Inc.*^	2,656	60,477
Dick’s Sporting Goods, Inc.*^	10,000	248,700
Dress Barn, Inc.*^	2,252	52,021
DSW, Inc., Class A*	600	15,528
Finish Line, Inc., Class A	1,100	13,805
Foot Locker, Inc.	8,309	92,562
GameStop Corp., Class A*^	16,440	360,694
Gap, Inc.	46,605	976,375
Guess?, Inc.	6,700	283,410
Gymboree Corp.*^	2,700	117,423
hhgregg, Inc.*^	1,000	22,030
Hibbett Sports, Inc.*^	3,500	76,965
Home Depot, Inc.	12,989	375,772
HOT Topic, Inc.*^	2,820	17,935
J. Crew Group, Inc.*^	5,818	260,297
Jo-Ann Stores, Inc.*^	1,047	37,943
JoS. A. Bank Clothiers, Inc.*^	2,182	92,059
Kirkland’s, Inc.*	1,900	33,003
Limited Brands, Inc.	20,200	388,648
Lowe’s Cos., Inc.	50,793	1,188,048
Lumber Liquidators, Inc.*^	2,000	53,600
Men’s Wearhouse, Inc.^	500	10,530
Midas, Inc.*	1,100	9,295
Monro Muffler Brake, Inc.	1,593	53,270
Office Depot, Inc.*	5,256	33,901
OfficeMax, Inc.*^	5,363	68,057
O’Reilly Automotive, Inc.*	14,783	563,528
Penske Automotive Group, Inc.*^	1,421	21,571
PetSmart, Inc.	13,700	365,653
RadioShack Corp.^	1,690	32,955
Ross Stores, Inc.^	13,800	589,398
Sally Beauty Holdings, Inc.*^	1,963	15,017
Sherwin-Williams Co.^	9,273	571,680
Staples, Inc.	78,592	1,932,577
Stein Mart, Inc.*	2,598	27,695
Systemax, Inc.^	400	6,284
Tiffany & Co.^	12,939	556,377
TJX Cos., Inc.	45,675	1,669,421
Tractor Supply Co.*^	4,141	219,307
Ulta Salon Cosmetics & Fragrance, Inc.*	3,400	61,744
Urban Outfitters, Inc.*^	13,852	484,682
Wet Seal, Inc., Class A*^	7,500	25,875
Williams-Sonoma, Inc.^	3,580	74,392
Zumiez, Inc.*	1,600	20,352

		17,733,997

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.9%)
American Apparel, Inc.*	2,700	$8,370
Carter’s, Inc.*	5,240	137,550
Cherokee, Inc.^	300	5,346
Coach, Inc.	34,814	1,271,755
Crocs, Inc.*^	3,900	22,425
Deckers Outdoor Corp.*	1,600	162,752
FGX International Holdings Ltd.*	1,100	21,549
Fossil, Inc.*	5,400	181,224
Fuqi International, Inc.*	1,700	30,515
G-III Apparel Group Ltd.*^	700	15,169
Hanesbrands, Inc.*^	10,800	260,388
K-Swiss, Inc., Class A*^	2,400	23,856
Liz Claiborne, Inc.*^	6,868	38,667
Lululemon Athletica, Inc.*	4,851	146,015
Maidenform Brands, Inc.*	2,500	41,725
NIKE, Inc., Class B	103,701	6,851,525
Oxford Industries, Inc.	1,300	26,884
Phillips-Van Heusen Corp.	3,921	159,506
Polo Ralph Lauren Corp.	17,753	1,437,638
Steven Madden Ltd.*	1,479	60,994
Timberland Co., Class A*	2,670	47,873
True Religion Apparel, Inc.*^	2,344	43,341
Under Armour, Inc., Class A*^	3,900	106,353
VF Corp.	2,355	172,480
Volcom, Inc.*^	1,500	25,110
Warnaco Group, Inc.*^	5,300	223,607
Weyco Group, Inc.^	300	7,092
Wolverine World Wide, Inc.	5,800	157,876

		11,687,585

Total Consumer Discretionary		144,430,359

Consumer Staples (8.3%)
Beverages (2.5%)
Boston Beer Co., Inc., Class A*^	700	32,620
Brown-Forman Corp., Class B	8,600	460,702
Coca-Cola Bottling Co. Consolidated^	300	16,206
Coca-Cola Co.	199,323	11,361,411
Coca-Cola Enterprises, Inc.	28,636	607,083
Diageo plc (ADR)	38,200	2,651,462
Hansen Natural Corp.*	7,700	295,680
Molson Coors Brewing Co., Class B	714	32,244
National Beverage Corp.*^	100	1,386
Pepsi Bottling Group, Inc.	12,245	459,188
PepsiCo, Inc.	290,899	17,686,659

		33,604,641

Food & Staples Retailing (2.1%)
Arden Group, Inc., Class A	100	9,562
BJ’s Wholesale Club, Inc.*^	940	30,747
Casey’s General Stores, Inc.	3,686	117,657
Costco Wholesale Corp.	110,390	6,531,776
CVS Caremark Corp.	49,262	1,586,729
Kroger Co.	60,597	1,244,056
Pantry, Inc.*	300	4,077
Pricesmart, Inc.^	1,200	24,528

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ruddick Corp.^	1,100	$28,303
Sysco Corp.	64,939	1,814,396
United Natural Foods, Inc.*^	5,097	136,294
Village Super Market, Inc., Class A	635	17,348
Walgreen Co.	108,388	3,980,007
Wal-Mart Stores, Inc.	242,219	12,946,606
Whole Foods Market, Inc.*	10,564	289,982

		28,762,068

Food Products (0.6%)
AgFeed Industries, Inc.*^	1,600	8,000
Alico, Inc.^	200	5,692
American Dairy, Inc.*	1,300	28,184
American Italian Pasta Co., Class A*	1,407	48,949
Archer-Daniels-Midland Co.	39,608	1,240,126
Calavo Growers, Inc.^	800	13,600
Cal-Maine Foods, Inc.	1,000	34,080
Campbell Soup Co.^	14,550	491,790
Darling International, Inc.*	10,200	85,476
Dean Foods Co.*	20,740	374,150
Diamond Foods, Inc.	1,300	46,202
Flowers Foods, Inc.^	7,401	175,848
General Mills, Inc.	14,838	1,050,679
Green Mountain Coffee Roasters, Inc.*	3,900	317,733
H.J. Heinz Co.	27,964	1,195,741
Hain Celestial Group, Inc.*^	400	6,804
Hershey Co.^	9,713	347,628
Hormel Foods Corp.	700	26,915
HQ Sustainable Maritime Industries, Inc.*^	500	3,520
J&J Snack Foods Corp.^	1,314	52,507
Kellogg Co.	28,103	1,495,080
Lancaster Colony Corp.^	2,300	114,310
Lance, Inc.^	3,343	87,921
Lifeway Foods, Inc.*	400	4,752
McCormick & Co., Inc. (Non-Voting)^	14,149	511,203
Sanderson Farms, Inc.^	2,407	101,479
Sara Lee Corp.	19,854	241,822
Smart Balance, Inc.*	3,900	23,400
Synutra International, Inc.*	2,500	33,775
Tootsie Roll Industries, Inc.^	2,231	61,085
Zhongpin, Inc.*	1,500	23,415

		8,251,866

Household Products (1.6%)
Church & Dwight Co., Inc.	8,000	483,600
Clorox Co.	13,437	819,657
Colgate-Palmolive Co.^	54,600	4,485,390
Energizer Holdings, Inc.*^	6,611	405,122
Kimberly-Clark Corp.	39,653	2,526,293
Procter & Gamble Co.	209,157	12,681,189
WD-40 Co.	1,500	48,540

		21,449,791

Personal Products (0.3%)
Alberto-Culver Co.	8,399	246,007
American Oriental Bioengineering, Inc.*^	226	1,051

	Number of Shares	Value (Note 1)

Avon Products, Inc.	47,060	$1,482,390
Bare Escentuals, Inc.*	7,900	96,617
Chattem, Inc.*^	2,212	206,379
China Sky One Medical, Inc.*^	600	13,650
Estee Lauder Cos., Inc., Class A^	12,014	580,997
Herbalife Ltd.	7,100	288,047
Inter Parfums, Inc.	100	1,217
Mead Johnson Nutrition Co., Class A^	10,451	456,709
Medifast, Inc.*^	1,600	48,928
NBTY, Inc.*	4,286	186,612
Nu Skin Enterprises, Inc., Class A	5,964	160,253
USANA Health Sciences, Inc.*	500	15,950

		3,784,807

Tobacco (1.2%)
Alliance One International, Inc.*^	5,200	25,376
Altria Group, Inc.	227,686	4,469,476
Lorillard, Inc.	16,417	1,317,136
Philip Morris International, Inc.	214,915	10,356,754
Star Scientific, Inc.*	1,100	770
Vector Group Ltd.	4,835	67,690

		16,237,202

Total Consumer Staples		112,090,375

Energy (7.3%)
Energy Equipment & Services (3.3%)
Atwood Oceanics, Inc.*	5,700	204,345
Bolt Technology Corp.*	700	7,714
Cal Dive International, Inc.*	300	2,268
Cameron International Corp.*	24,266	1,014,319
CARBO Ceramics, Inc.	1,700	115,889
Diamond Offshore Drilling, Inc.^	7,478	735,985
Dresser-Rand Group, Inc.*	9,600	303,456
Dril-Quip, Inc.*^	3,400	192,032
ENGlobal Corp.*	2,200	6,886
Ensco International plc (ADR)	4,695	187,518
Exterran Holdings, Inc.*^	2,709	58,108
FMC Technologies, Inc.*^	39,350	2,276,004
Geokinetics, Inc.*	200	1,924
GulfMark Offshore, Inc.*^	1,600	45,296
Halliburton Co.	156,050	4,695,545
Helmerich & Payne, Inc.^	3,819	152,302
Lufkin Industries, Inc.	1,216	89,011
National Oilwell Varco, Inc.	142,481	6,281,987
Oceaneering International, Inc.*	6,300	368,676
Patterson-UTI Energy, Inc.^	1,881	28,873
PHI, Inc.*	700	14,490
Pioneer Drilling Co.*	500	3,950
Pride International, Inc.*^	9,457	301,773
Rowan Cos., Inc.*	1,683	38,103
RPC, Inc.^	2,400	24,960
Schlumberger Ltd.^	59,847	3,895,441
Seahawk Drilling, Inc.*	457	10,301
Smith International, Inc.^	15,038	408,582
Sulphco, Inc.*^	4,700	3,149
TETRA Technologies, Inc.*^	3,406	37,739

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Transocean Ltd.*	149,889	$12,410,809
Weatherford International Ltd.*	601,570	10,774,119
Willbros Group, Inc.*^	4,800	80,976

		44,772,530

Oil, Gas & Consumable Fuels (4.0%)
Alpha Natural Resources, Inc.*	13,010	564,374
Anadarko Petroleum Corp.	267,132	16,674,379
Apco Oil and Gas International, Inc.	1,200	26,520
Approach Resources, Inc.*	700	5,404
Arena Resources, Inc.*^	4,500	194,040
Atlas Energy, Inc.	3,089	93,195
ATP Oil & Gas Corp.*	1,100	20,108
BPZ Resources, Inc.*^	9,200	87,400
Brigham Exploration Co.*	4,998	67,723
Carrizo Oil & Gas, Inc.*^	3,400	90,066
Cheniere Energy, Inc.*^	3,100	7,502
Chesapeake Energy Corp.	95,600	2,474,128
Clean Energy Fuels Corp.*^	4,600	70,886
CNX Gas Corp.*	3,000	88,560
Cobalt International Energy, Inc.*	61,900	856,696
Comstock Resources, Inc.*^	314	12,739
Consol Energy, Inc.	19,788	985,442
Contango Oil & Gas Co.*	1,100	51,711
Continental Resources, Inc.*	1,937	83,078
Delta Petroleum Corp.*^	17,400	18,096
Denbury Resources, Inc.*^	181,277	2,682,900
El Paso Corp.	22,640	222,551
Endeavour International Corp.*	9,200	9,936
EOG Resources, Inc.	22,049	2,145,368
Evergreen Energy, Inc.*	10,000	3,430
EXCO Resources, Inc.^	51,000	1,082,730
Exxon Mobil Corp.	137,931	9,405,515
Forest Oil Corp.*^	4,925	109,581
Frontier Oil Corp.	9,780	117,751
FX Energy, Inc.*	3,300	9,405
GMX Resources, Inc.*^	500	6,870
Golar LNG Ltd.*^	2,400	30,768
Gulfport Energy Corp.*^	3,600	41,220
Holly Corp.^	5,000	128,150
Isramco, Inc.*	200	14,300
James River Coal Co.*	3,400	63,002
Mariner Energy, Inc.*	10,498	121,882
Massey Energy Co.	7,985	335,450
McMoRan Exploration Co.*^	9,700	77,794
Northern Oil and Gas, Inc.*	1,700	20,128
Panhandle Oil and Gas, Inc., Class A^	600	15,540
Peabody Energy Corp.	29,441	1,331,028
Petrohawk Energy Corp.*	32,790	786,632
Petroleo Brasileiro S.A. (ADR)^	115,774	5,520,104
Plains Exploration & Production Co.*	8,796	243,297
PrimeEnergy Corp.*	100	3,639
Quicksilver Resources, Inc.*^	13,900	208,639
Range Resources Corp.^	2,747	136,938
Rex Energy Corp.*^	1,400	16,800
Ship Finance International Ltd.^	3,609	49,194
Southwestern Energy Co.*	118,349	5,704,422

	Number of Shares	Value (Note 1)

St. Mary Land & Exploration Co.	1,884	$64,508
Syntroleum Corp.*	9,600	25,536
Teekay Corp.	1,759	40,826
Teekay Tankers Ltd., Class A^	1,100	9,383
Tesoro Corp.^	6,763	91,639
Toreador Resources Corp.*^	2,900	28,710
VAALCO Energy, Inc.*	1,500	6,825
Venoco, Inc.*	1,600	20,864
W&T Offshore, Inc.^	2,400	28,080
Warren Resources, Inc.*	4,700	11,515
Westmoreland Coal Co.*	700	6,237
World Fuel Services Corp.^	6,986	187,155

		53,638,289

Total Energy		98,410,819

Financials (7.8%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*^	4,700	316,545
Ameriprise Financial, Inc.	2,440	94,721
Apollo Investment Corp., Class A*(b)	450,000	2,700,000
Bank of New York Mellon Corp.	26,764	748,589
BGC Partners, Inc., Class A	1,500	6,930
BlackRock, Inc.^	1,075	249,615
Broadpoint Gleacher Securities, Inc.*^	6,542	29,177
Charles Schwab Corp.	104,422	1,965,222
Cohen & Steers, Inc.^	800	18,272
Diamond Hill Investment Group, Inc.^	200	12,846
Duff & Phelps Corp., Class A	2,100	38,346
Eaton Vance Corp.^	13,311	404,788
Epoch Holding Corp.^	800	8,360
Federated Investors, Inc., Class B^	9,500	261,250
Fifth Street Finance Corp.	5	54
Franklin Resources, Inc.	7,535	793,812
GAMCO Investors, Inc., Class A	200	9,658
GFI Group, Inc.	5,400	24,678
GLG Partners, Inc.*	22,710	73,126
Goldman Sachs Group, Inc.	49,860	8,418,362
Greenhill & Co., Inc.^	11,900	954,856
International Assets Holding Corp.*	400	5,816
Invesco Ltd.	4,012	94,242
Investment Technology Group, Inc.*	305	6,008
Janus Capital Group, Inc.^	18,200	244,790
Jefferies Group, Inc.*^	10,120	240,148
KBW, Inc.*	1,516	41,478
Knight Capital Group, Inc., Class A*	5,642	86,887
Lazard Ltd., Class A^	8,900	337,933
MF Global Ltd.*^	3,600	25,020
Morgan Stanley^	35,004	1,036,118
Northern Trust Corp.	26,652	1,396,565
optionsXpress Holdings, Inc.	5,100	78,795

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pzena Investment Management, Inc., Class A*^	500	$4,070
Riskmetrics Group, Inc.*^	1,700	27,047
Safeguard Scientifics, Inc.*	133	1,371
SEI Investments Co.	13,900	243,528
State Street Corp.	29,142	1,268,843
Stifel Financial Corp.*^	3,207	189,983
T. Rowe Price Group, Inc.	28,202	1,501,756
TD Ameritrade Holding Corp.*	112,257	2,175,541
Teton Advisors, Inc., Class B*^†	2	30
U.S. Global Investors, Inc., Class A	900	11,079
Waddell & Reed Financial, Inc., Class A	9,700	296,238
Westwood Holdings Group, Inc.^	400	14,536

		26,457,029

Commercial Banks (2.0%)
Arrow Financial Corp.^	900	22,500
BOK Financial Corp.^	686	32,599
CapitalSource, Inc.	4,152	16,483
Cardinal Financial Corp.	1,200	10,488
Cathay General Bancorp^	2,229	16,829
Commerce Bancshares, Inc./Missouri^	2,601	100,711
Enterprise Financial Services Corp.^	500	3,855
First Financial Bankshares, Inc.^	1,034	56,074
Hancock Holding Co.^	200	8,758
HSBC Holdings plc (ADR)^	82,200	4,692,798
ICICI Bank Ltd. (ADR)^	54,045	2,038,037
PrivateBancorp, Inc.^	2,800	25,116
Signature Bank/New York*	3,900	124,410
Suffolk Bancorp^	300	8,910
SVB Financial Group*^	500	20,845
SY Bancorp, Inc.^	100	2,135
Tompkins Financial Corp.^	500	20,250
U.S. Bancorp	258,678	5,822,842
Wells Fargo & Co.	537,341	14,502,833
Westamerica Bancorp^	1,978	109,522

		27,635,995

Consumer Finance (1.3%)
Advance America Cash Advance Centers, Inc.	5,800	32,248
American Express Co.	409,230	16,582,000
AmeriCredit Corp.*^	2,643	50,323
Capital One Financial Corp.	13,859	531,354
Cardtronics, Inc.*^	1,000	11,070
Credit Acceptance Corp.*^	300	12,630
Dollar Financial Corp.*	2,000	47,320
EZCORP, Inc., Class A*^	4,336	74,622
First Cash Financial Services, Inc.*^	2,900	64,351
SLM Corp.*	12,181	137,280

		17,543,198

Diversified Financial Services (0.7%)
Asset Acceptance Capital Corp.*^	1,000	6,780

	Number of Shares	Value (Note 1)

Bank of America Corp.^	43,361	$653,017
CME Group, Inc.	426	143,115
Financial Federal Corp.	984	27,060
IntercontinentalExchange, Inc.*	8,195	920,298
JPMorgan Chase & Co.	143,844	5,993,979
Leucadia National Corp.*	7,954	189,226
Life Partners Holdings, Inc.^	500	10,595
MarketAxess Holdings, Inc.	3,130	43,507
Moody’s Corp.^	20,226	542,057
MSCI, Inc., Class A*	10,841	344,744
NASDAQ OMX Group, Inc.*	7,070	140,127
NewStar Financial, Inc.*	600	2,352
NYSE Euronext	7,752	196,126
PICO Holdings, Inc.*	769	25,169
Portfolio Recovery Associates, Inc.*^	1,811	81,278

		9,319,430

Insurance (0.9%)
Aflac, Inc.	176,410	8,158,963
American International Group, Inc.*^	5,113	153,288
Amtrust Financial Services, Inc.	100	1,182
Arthur J. Gallagher & Co.	10,752	242,028
Assured Guaranty Ltd.^	1,500	32,640
Axis Capital Holdings Ltd.	4,772	135,573
Brown & Brown, Inc.^	10,061	180,796
Citizens, Inc./Texas*^	2,748	17,944
CNA Financial Corp.*^	1,327	31,848
eHealth, Inc.*	2,000	32,860
Endurance Specialty Holdings Ltd.^	1,562	58,153
Erie Indemnity Co., Class A	2,461	96,028
Fidelity National Financial, Inc., Class A^	3,232	43,503
First Mercury Financial Corp.^	200	2,742
Genworth Financial, Inc., Class A*^	23,247	263,853
Hanover Insurance Group, Inc.^	600	26,658
Lincoln National Corp.	10,742	267,261
Marsh & McLennan Cos., Inc.	4,718	104,173
Principal Financial Group, Inc.^	34,091	819,548
Progressive Corp.*	8,152	146,655
Prudential Financial, Inc.	26,512	1,319,237
Reinsurance Group of America, Inc.	599	28,542
RLI Corp.^	749	39,884
Tower Group, Inc.	4,313	100,967
Validus Holdings Ltd.	1,343	36,180
W.R. Berkley Corp.^	5,220	128,621

		12,469,127

Real Estate Investment Trusts (REITs) (0.5%)
Acadia Realty Trust (REIT)^	1,300	21,931
Alexander’s, Inc. (REIT)*^	100	30,442
Alexandria Real Estate Equities, Inc. (REIT)	831	53,425
Associated Estates Realty Corp. (REIT)	700	7,889
Digital Realty Trust, Inc. (REIT)^	8,257	415,162

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

DuPont Fabros Technology, Inc. (REIT)	600	$10,794
EastGroup Properties, Inc. (REIT)	1,423	54,472
Equity Lifestyle Properties, Inc. (REIT)^	1,900	95,893
Federal Realty Investment Trust (REIT)^	650	44,018
Getty Realty Corp. (REIT)	1,000	23,530
HCP, Inc. (REIT)	13,032	397,997
Health Care REIT, Inc. (REIT)	6,450	285,864
Macerich Co. (REIT)	190	6,820
Mid-America Apartment Communities, Inc. (REIT)	1,300	62,764
Nationwide Health Properties, Inc. (REIT)	8,909	313,419
Omega Healthcare Investors, Inc. (REIT)^	2,100	40,845
Plum Creek Timber Co., Inc. (REIT)^	6,800	256,768
Potlatch Corp. (REIT)	1,929	61,496
ProLogis (REIT)	122,300	1,674,287
PS Business Parks, Inc. (REIT)	400	20,020
Public Storage (REIT)^	14,730	1,199,758
Rayonier, Inc. (REIT)	4,141	174,585
Redwood Trust, Inc. (REIT)^	1,600	23,136
Saul Centers, Inc. (REIT)	500	16,380
Simon Property Group, Inc. (REIT)^	11,203	893,999
Tanger Factory Outlet Centers (REIT)	2,538	98,957
Universal Health Realty Income Trust (REIT)	900	28,827
Washington Real Estate Investment Trust (REIT)^	547	15,070

		6,328,548

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*^	27,391	371,696
St. Joe Co.*^	10,783	311,521
Tejon Ranch Co.*^	900	26,298

		709,515

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.^	174,000	2,162,820
Brookline Bancorp, Inc.^	2,300	22,793
Capitol Federal Financial^	1,802	56,691
Hudson City Bancorp, Inc.^	29,569	405,982
New York Community Bancorp, Inc.^	158,000	2,292,580
Oritani Financial Corp.^	900	12,357
TrustCo Bank Corp. NY/New York^	2,100	13,230
ViewPoint Financial Group^	800	11,528

		4,977,981

Total Financials		105,440,823

	Number of Shares	Value (Note 1)

Health Care (17.7%)
Biotechnology (5.3%)
Abraxis Bioscience, Inc.*	600	$24,330
Acorda Therapeutics, Inc.*	4,600	116,012
Affymax, Inc.*^	900	22,266
Alexion Pharmaceuticals, Inc.*	9,998	488,102
Alkermes, Inc.*^	11,200	105,392
Allos Therapeutics, Inc.*	7,600	49,932
Alnylam Pharmaceuticals, Inc.*	4,300	75,766
AMAG Pharmaceuticals, Inc.*^	2,000	76,060
Amgen, Inc.*	290,555	16,436,696
Amicus Therapeutics, Inc.*	400	1,588
Amylin Pharmaceuticals, Inc.*^	16,600	235,554
Arena Pharmaceuticals, Inc.*^	7,588	26,938
ARIAD Pharmaceuticals, Inc.*	15,100	34,428
ArQule, Inc.*	3,300	12,177
Array BioPharma, Inc.*^	3,900	10,959
AVI BioPharma, Inc.*^	15,200	22,192
BioCryst Pharmaceuticals, Inc.*^	2,500	16,150
Biogen Idec, Inc.*	243,697	13,037,790
BioMarin Pharmaceutical, Inc.*^	11,500	216,315
Celera Corp.*^	2,400	16,584
Celgene Corp.*	50,722	2,824,201
Cell Therapeutics, Inc.*^	64,038	73,003
Celldex Therapeutics, Inc.*	1,200	5,616
Cephalon, Inc.*^	8,014	500,154
Cepheid, Inc.*^	128,054	1,598,114
Chelsea Therapeutics International, Inc.*	3,900	10,530
Clinical Data, Inc.*^	900	16,434
Cubist Pharmaceuticals, Inc.*	6,800	128,996
Curis, Inc.*^	9,800	31,850
Cytokinetics, Inc.*	2,600	7,566
Cytori Therapeutics, Inc.*^	1,700	10,370
Dendreon Corp.*	12,919	339,511
Dyax Corp.*	4,500	15,255
Emergent Biosolutions, Inc.*	2,300	31,257
Enzon Pharmaceuticals, Inc.*^	3,600	37,908
Exelixis, Inc.*^	12,700	93,599
Genomic Health, Inc.*	78,400	1,533,504
Genzyme Corp.*	318,371	15,603,363
Geron Corp.*	4,000	22,200
Gilead Sciences, Inc.*	189,757	8,212,683
GTx, Inc.*^	1,500	6,300
Halozyme Therapeutics, Inc.*	8,500	49,895
Hemispherx Biopharma, Inc.*^	11,022	6,172
Human Genome Sciences, Inc.*^	19,562	598,597
Idenix Pharmaceuticals, Inc.*^	2,000	4,300
Idera Pharmaceuticals, Inc.*	1,700	8,789
Immunogen, Inc.*^	4,100	32,226
Immunomedics, Inc.*	5,300	17,013
Incyte Corp.*^	6,200	56,482
Insmed, Inc.*	12,278	9,454
InterMune, Inc.*^	4,800	62,592
Isis Pharmaceuticals, Inc.*	39,560	439,116
Lexicon Pharmaceuticals, Inc.*^	1,900	3,230
Ligand Pharmaceuticals, Inc., Class B*	8,300	18,011

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

MannKind Corp.*^	4,949	$43,353
Martek Biosciences Corp.*^	502	9,508
Maxygen, Inc.*	800	4,872
Medivation, Inc.*^	3,400	128,010
Metabolix, Inc.*	1,500	16,605
Micromet, Inc.*^	4,528	30,157
Molecular Insight Pharmaceuticals, Inc.*^	1,400	3,150
Momenta Pharmaceuticals, Inc.*	4,500	56,745
Myriad Genetics, Inc.*	11,188	292,007
Myriad Pharmaceuticals, Inc.*^	1,875	9,431
Nabi Biopharmaceuticals*	400	1,960
Nanosphere, Inc.*	1,000	6,440
Neurocrine Biosciences, Inc.*^	3,100	8,432
Novavax, Inc.*^	4,700	12,502
NPS Pharmaceuticals, Inc.*	3,800	12,920
OncoGenex Pharmaceutical, Inc.*^	700	15,596
Onyx Pharmaceuticals, Inc.*	7,100	208,314
Opko Health, Inc.*^	3,900	7,137
Orexigen Therapeutics, Inc.*	1,600	11,904
OSI Pharmaceuticals, Inc.*^	6,700	207,901
Osiris Therapeutics, Inc.*	1,200	8,568
PDL BioPharma, Inc.^	14,400	98,784
Pharmasset, Inc.*^	2,600	53,820
Poniard Pharmaceuticals, Inc.*^	3,000	5,490
Progenics Pharmaceuticals, Inc.*^	2,200	9,768
Protalix BioTherapeutics, Inc.*	4,900	32,438
Regeneron Pharmaceuticals, Inc.*	7,400	178,932
Repligen Corp.*	2,500	10,275
Rigel Pharmaceuticals, Inc.*^	3,000	28,530
Sangamo BioSciences, Inc.*	3,000	17,760
Savient Pharmaceuticals, Inc.*^	7,200	97,992
Sciclone Pharmaceuticals, Inc.*	5,800	13,514
Seattle Genetics, Inc.*^	9,600	97,536
SIGA Technologies, Inc.*	2,771	16,072
Spectrum Pharmaceuticals, Inc.*^	3,469	15,402
StemCells, Inc.*^	11,303	14,242
Synta Pharmaceuticals Corp.*^	1,400	7,084
Talecris Biotherapeutics Holdings Corp.*	4,900	109,123
Theravance, Inc.*^	6,500	84,955
United Therapeutics Corp.*	5,342	281,256
Vanda Pharmaceuticals, Inc.*^	2,614	29,381
Vertex Pharmaceuticals, Inc.*^	111,370	4,772,205
Vical, Inc.*^	6,900	22,701
ZymoGenetics, Inc.*	3,000	19,170

		70,545,464

Health Care Equipment & Supplies (3.8%)
Abaxis, Inc.*^	2,700	68,985
ABIOMED, Inc.*^	2,800	24,472
Accuray, Inc.*^	2,900	16,269
Align Technology, Inc.*^	7,000	124,740
Alphatec Holdings, Inc.*	2,000	10,680
American Medical Systems Holdings, Inc.*	8,800	169,752
Analogic Corp.	1,100	42,361

	Number of Shares	Value (Note 1)

AngioDynamics, Inc.*^	800	$12,864
Atrion Corp.^	100	15,572
ATS Medical, Inc.*	7,700	24,871
Baxter International, Inc.	66,640	3,910,435
Beckman Coulter, Inc.	7,419	485,499
Becton, Dickinson and Co.	26,341	2,077,251
Boston Scientific Corp.*	58,393	525,537
C.R. Bard, Inc.	10,953	853,239
Cerus Corp.*	424,550	844,855
Conceptus, Inc.*	3,800	71,288
Covidien plc	142,595	6,828,875
CryoLife, Inc.*	2,300	14,766
Cyberonics, Inc.*	3,500	71,540
DENTSPLY International, Inc.^	16,900	594,373
DexCom, Inc.*	5,033	40,667
Edwards Lifesciences Corp.*	6,098	529,611
Electro-Optical Sciences, Inc.*^	2,600	26,936
Endologix, Inc.*^	5,900	31,152
Exactech, Inc.*	600	10,386
Gen-Probe, Inc.*	5,900	253,110
Given Imaging Ltd.	169,090	2,952,311
Greatbatch, Inc.*^	1,589	30,556
Haemonetics Corp.*	3,000	165,450
Hansen Medical, Inc.*	1,400	4,242
HeartWare International, Inc.*	800	28,376
Hill-Rom Holdings, Inc.	2,381	57,120
Hologic, Inc.*	2,127	30,842
Hospira, Inc.*	17,985	917,235
ICU Medical, Inc.*	1,176	42,853
IDEXX Laboratories, Inc.*^	6,800	363,392
Immucor, Inc.*	8,400	170,016
Insulet Corp.*^	3,600	51,408
Integra LifeSciences Holdings Corp.*^	2,300	84,594
Intuitive Surgical, Inc.*	18,476	5,604,140
Invacare Corp.^	1,700	42,398
Inverness Medical Innovations, Inc.*^	4,300	178,493
IRIS International, Inc.*^	1,500	18,540
Kensey Nash Corp.*	600	15,300
Kinetic Concepts, Inc.*	2,642	99,471
MAKO Surgical Corp.*	2,600	28,860
Masimo Corp.*^	5,962	181,364
Medical Action Industries, Inc.*	400	6,424
Medtronic, Inc.	258,265	11,358,495
Meridian Bioscience, Inc.^	4,800	103,440
Merit Medical Systems, Inc.*	3,600	69,444
Micrus Endovascular Corp.*^	1,300	19,513
Natus Medical, Inc.*	2,200	32,538
Neogen Corp.*^	1,800	42,498
NuVasive, Inc.*^	4,400	140,712
NxStage Medical, Inc.*^	1,200	10,020
OraSure Technologies, Inc.*^	3,600	18,288
Orthofix International N.V.*^	1,609	49,831
Orthovita, Inc.*^	5,400	18,954
Palomar Medical Technologies, Inc.*	1,376	13,870
Quidel Corp.*^	2,300	31,694
ResMed, Inc.*^	8,200	428,614
RTI Biologics, Inc.*	4,400	16,896

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sirona Dental Systems, Inc.*	2,100	$66,654
Somanetics Corp.*^	1,000	17,550
SonoSite, Inc.*^	1,400	33,082
Spectranetics Corp.*^	2,600	18,096
St. Jude Medical, Inc.*	38,511	1,416,435
Stereotaxis, Inc.*^	2,500	9,825
STERIS Corp.^	6,800	190,196
Stryker Corp.^	141,643	7,134,558
SurModics, Inc.*^	1,300	29,458
Symmetry Medical, Inc.*	900	7,254
Synovis Life Technologies, Inc.*	900	11,619
Teleflex, Inc.	2,021	108,912
Thoratec Corp.*^	6,500	174,980
TomoTherapy, Inc.*^	3,100	12,090
TranS1, Inc.*	1,000	3,950
Varian Medical Systems, Inc.*^	13,613	637,769
Volcano Corp.*^	2,500	43,450
West Pharmaceutical Services, Inc.^	3,800	148,960
Wright Medical Group, Inc.*^	4,600	87,170
Zoll Medical Corp.*	1,700	45,424

		51,305,710

Health Care Providers & Services (2.0%)
Aetna, Inc.	11,028	349,588
Air Methods Corp.*	900	30,258
Alliance HealthCare Services, Inc.*^	1,900	10,849
Almost Family, Inc.*	500	19,765
Amedisys, Inc.*^	3,000	145,680
America Service Group, Inc.	1,300	20,631
AMERIGROUP Corp.*	6,211	167,449
AmerisourceBergen Corp.^	28,799	750,790
AMN Healthcare Services, Inc.*	2,600	23,556
Bio-Reference Labs, Inc.*	900	35,271
BioScrip, Inc.*^	4,447	37,177
CardioNet, Inc.*^	2,261	13,430
Catalyst Health Solutions, Inc.*	4,200	153,174
Centene Corp.*	2,184	46,235
Chemed Corp.	2,711	130,047
Chindex International, Inc.*^	900	12,717
CIGNA Corp.	2,200	77,594
Community Health Systems, Inc.*	5,492	195,515
Corvel Corp.*	700	23,478
Coventry Health Care, Inc.*	5,064	123,005
Cross Country Healthcare, Inc.*^	500	4,955
DaVita, Inc.*	11,331	665,583
Emdeon, Inc., Class A*	2,313	35,273
Emergency Medical Services Corp., Class A*	2,958	160,176
Emeritus Corp.*^	1,600	30,000
Ensign Group, Inc.	1,800	27,666
Express Scripts, Inc.*	30,219	2,612,432
Genoptix, Inc.*^	1,559	55,391
Gentiva Health Services, Inc.*	900	24,309
Health Management Associates, Inc., Class A*^	28,838	209,652
HealthSouth Corp.*^	10,387	194,964
Healthways, Inc.*	148	2,714

	Number of Shares	Value (Note 1)

Henry Schein, Inc.*^	9,817	$516,374
HMS Holdings Corp.*	3,100	150,939
Humana, Inc.*	7,166	314,516
inVentiv Health, Inc.*	945	15,281
IPC The Hospitalist Co., Inc.*	1,517	50,440
Laboratory Corp. of America Holdings*^	11,869	888,276
Landauer, Inc.	400	24,560
LHC Group, Inc.*^	1,900	63,859
Lincare Holdings, Inc.*^	6,200	230,144
McKesson Corp.	14,518	907,375
Medco Health Solutions, Inc.*^	53,104	3,393,877
MEDNAX, Inc.*	1,751	105,253
MWI Veterinary Supply, Inc.*^	1,400	52,780
National Healthcare Corp.	600	21,666
National Research Corp.	100	2,070
Odyssey HealthCare, Inc.*	2,300	35,834
Omnicare, Inc.	5,894	142,517
Owens & Minor, Inc.	3,900	167,427
Patterson Cos., Inc.*	11,501	321,798
PharMerica Corp.*	2,796	44,400
Providence Service Corp.*	800	12,640
PSS World Medical, Inc.*^	7,000	157,990
Psychiatric Solutions, Inc.*^	4,525	95,658
Quest Diagnostics, Inc.^	17,013	1,027,245
RadNet, Inc.*	1,600	3,264
RehabCare Group, Inc.*	1,414	43,028
Tenet Healthcare Corp.*	37,775	203,607
U.S. Physical Therapy, Inc.*	1,000	16,930
UnitedHealth Group, Inc.	377,195	11,496,904
Universal Health Services, Inc., Class B	734	22,387
VCA Antech, Inc.*	9,700	241,724
Virtual Radiologic Corp.*^	500	6,380
WellPoint, Inc.*	4,011	233,801

		27,400,268

Health Care Technology (0.2%)
Allscripts-Misys Healthcare Solutions, Inc.*^	7,085	143,330
athenahealth, Inc.*^	29,049	1,314,177
Cerner Corp.*^	7,500	618,300
Computer Programs & Systems, Inc.	1,300	59,865
Eclipsys Corp.*	6,700	124,084
IMS Health, Inc.	5,000	105,300
MedAssets, Inc.*	4,765	101,066
Omnicell, Inc.*	2,500	29,225
Phase Forward, Inc.*^	5,300	81,355
Quality Systems, Inc.	2,774	174,179
Vital Images, Inc.*	700	8,883

		2,759,764

Life Sciences Tools & Services (0.7%)
Accelrys, Inc.*	2,200	12,606
Affymetrix, Inc.*^	5,874	34,304
Bio-Rad Laboratories, Inc., Class A*	2,200	212,212
Bruker Corp.*	4,100	49,446
Cambrex Corp.*^	1,400	7,812

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Charles River Laboratories International, Inc.*^	5,148	$173,436
Compugen Ltd.*^	100,985	489,777
Covance, Inc.*^	7,391	403,327
Dionex Corp.*	2,100	155,127
Enzo Biochem, Inc.*	2,000	10,760
eResearchTechnology, Inc.*	3,500	21,035
Illumina, Inc.*^	98,623	3,022,795
Life Technologies Corp.*	16,892	882,269
Luminex Corp.*	5,000	74,650
Mettler-Toledo International, Inc.*	3,600	377,964
Millipore Corp.*	6,300	455,805
PAREXEL International Corp.*	7,000	98,700
PerkinElmer, Inc.	2,140	44,063
Pharmaceutical Product Development, Inc.^	12,100	283,624
QIAGEN N.V.*	57,145	1,275,476
Sequenom, Inc.*^	4,900	20,286
Techne Corp.^	4,300	294,808
Thermo Fisher Scientific, Inc.*	3,966	189,139
Varian, Inc.*	561	28,914
Waters Corp.*	10,900	675,364

		9,293,699

Pharmaceuticals (5.7%)
Abbott Laboratories, Inc.	282,118	15,231,551
Acura Pharmaceuticals, Inc.*	700	3,731
Adolor Corp.*^	3,700	5,402
Akorn, Inc.*	4,600	8,234
Allergan, Inc.	158,387	9,979,965
Ardea Biosciences, Inc.*^	1,200	16,800
Auxilium Pharmaceuticals, Inc.*	5,100	152,898
Biodel, Inc.*	900	3,906
BioMimetic Therapeutics, Inc.*^	34,618	412,993
BMP Sunstone Corp.*	1,700	9,673
Bristol-Myers Squibb Co.^	108,326	2,735,231
Cadence Pharmaceuticals, Inc.*^	2,900	28,043
Caraco Pharmaceutical Laboratories Ltd.*^	900	5,436
Cypress Bioscience, Inc.*^	2,500	14,400
Depomed, Inc.*^	4,100	13,735
Discovery Laboratories, Inc.*^	7,800	4,902
Durect Corp.*	6,600	16,302
Eli Lilly and Co.	58,927	2,104,283
Forest Laboratories, Inc.*	334,545	10,742,240
Impax Laboratories, Inc.*	5,689	77,370
Inspire Pharmaceuticals, Inc.*^	8,100	44,712
ISTA Pharmaceuticals, Inc.*^	4,300	19,608
Javelin Pharmaceuticals, Inc.*	4,000	5,200
Johnson & Johnson	320,551	20,646,690
KV Pharmaceutical Co., Class A*	2,700	9,909
MAP Pharmaceuticals, Inc.*^	600	5,718
Medicines Co.*	4,200	35,028
Medicis Pharmaceutical Corp., Class A	672	18,178
Merck & Co., Inc.	260,706	9,526,197

	Number of Shares	Value (Note 1)

MiddleBrook Pharmaceuticals, Inc.*	2,900	$1,479
Mylan, Inc.*^	23,365	430,617
Nektar Therapeutics*	10,926	101,830
Obagi Medical Products, Inc.*^	1,400	16,800
Optimer Pharmaceuticals, Inc.*^	3,700	41,736
Pain Therapeutics, Inc.*	2,800	15,008
Perrigo Co.^	9,100	362,544
Pozen, Inc.*	2,100	12,579
Questcor Pharmaceuticals, Inc.*	4,100	19,475
Salix Pharmaceuticals Ltd.*	5,794	147,168
Santarus, Inc.*^	5,801	26,801
Sucampo Pharmaceuticals, Inc., Class A*^	700	2,828
Teva Pharmaceutical Industries Ltd. (ADR)	32,700	1,837,086
Valeant Pharmaceuticals International*^	59,580	1,894,048
Vivus, Inc.*^	8,400	77,196
XenoPort, Inc.*	3,500	64,960

		76,930,490

Total Health Care		238,235,395

Industrials (10.5%)
Aerospace & Defense (3.5%)
AAR Corp.*	700	16,086
Aerovironment, Inc.*	1,700	49,436
Alliant Techsystems, Inc.*^	3,521	310,799
American Science & Engineering, Inc.	1,100	83,424
Applied Signal Technology, Inc.	1,268	24,460
Argon ST, Inc.*	900	19,548
Ascent Solar Technologies, Inc.*^	600	3,180
BE Aerospace, Inc.*^	5,441	127,863
Boeing Co.	6,837	370,087
Cubic Corp.	1,439	53,675
DigitalGlobe, Inc.*	1,478	35,768
DynCorp International, Inc., Class A*	100	1,435
Esterline Technologies Corp.*	816	33,268
GenCorp, Inc.*^	4,600	32,200
General Dynamics Corp.	112,627	7,677,783
GeoEye, Inc.*^	1,673	46,643
Goodrich Corp.	126,132	8,103,981
HEICO Corp.	2,800	124,124
Hexcel Corp.*^	11,400	147,972
Honeywell International, Inc.	82,324	3,227,101
ITT Corp.	2,124	105,648
L-3 Communications Holdings, Inc.	85,815	7,461,614
LMI Aerospace, Inc.*	400	5,320
Lockheed Martin Corp.	35,121	2,646,367
Northrop Grumman Corp.	4,456	248,868
Orbital Sciences Corp.*	6,800	103,768
Precision Castparts Corp.^	15,596	1,721,019
Raytheon Co.^	33,628	1,732,514
Rockwell Collins, Inc.^	17,289	957,119
Spirit AeroSystems Holdings, Inc., Class A*	3,146	62,479

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Stanley, Inc.*	1,400	$38,374
Taser International, Inc.*	5,100	22,338
Teledyne Technologies, Inc.*	1,000	38,360
TransDigm Group, Inc.^	4,572	217,124
United Technologies Corp.	153,231	10,635,764

		46,485,509

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.^	18,611	1,093,024
Dynamex, Inc.*	300	5,430
Expeditors International of Washington, Inc.^	128,233	4,453,532
Forward Air Corp.^	1,173	29,384
Hub Group, Inc., Class A*	1,900	50,977
United Parcel Service, Inc., Class B	141,261	8,104,143
UTi Worldwide, Inc.	10,900	156,088

		13,892,578

Airlines (0.2%)
AirTran Holdings, Inc.*^	14,464	75,502
Allegiant Travel Co.*	1,415	66,746
AMR Corp.*^	31,668	244,794
Continental Airlines, Inc., Class B*^	63,263	1,133,673
Copa Holdings S.A., Class A	3,558	193,804
Delta Air Lines, Inc.*^	86,641	985,975
Hawaiian Holdings, Inc.*^	6,400	44,800
Southwest Airlines Co.	26,780	306,095
UAL Corp.*^	13,350	172,348

		3,223,737

Building Products (0.1%)
AAON, Inc.^	1,100	21,439
Armstrong World Industries, Inc.*	1,000	38,930
Lennox International, Inc.^	5,400	210,816
Masco Corp.	19,775	273,093
Owens Corning, Inc.*	4,548	116,610
Quanex Building Products Corp.	1,900	32,243
Simpson Manufacturing Co., Inc.^	3,592	96,589
Trex Co., Inc.*^	1,900	37,240

		826,960

Commercial Services & Supplies (0.4%)
ABM Industries, Inc.	1,120	23,139
American Ecology Corp.^	1,300	22,152
American Reprographics Co.*	3,000	21,030
APAC Customer Services, Inc.*	4,100	24,436
ATC Technology Corp.*	1,539	36,705
Avery Dennison Corp.^	1,945	70,973
Brink’s Co.	5,390	131,193
Cenveo, Inc.*	3,900	34,125
Cintas Corp.	2,202	57,362
Clean Harbors, Inc.*	2,400	143,064
Copart, Inc.*^	7,669	280,916
Corrections Corp. of America*	1,111	27,275
Deluxe Corp.^	3,500	51,765
EnerNOC, Inc.*	1,185	36,012
Fuel Tech, Inc.*	1,500	12,255

	Number of Shares	Value (Note 1)

GEO Group, Inc.*	4,800	$105,024
Healthcare Services Group, Inc.^	5,200	111,592
Herman Miller, Inc.^	6,632	105,979
HNI Corp.^	3,994	110,354
ICT Group, Inc.*	300	4,899
Innerworkings, Inc.*	2,600	15,340
Interface, Inc., Class A	4,300	35,733
Iron Mountain, Inc.*	19,593	445,937
Knoll, Inc.	6,000	61,980
Mine Safety Appliances Co.	2,266	60,117
Mobile Mini, Inc.*	777	10,948
Multi-Color Corp.	800	9,768
R.R. Donnelley & Sons Co.	6,310	140,524
Republic Services, Inc.	11,734	332,190
Rollins, Inc.^	5,300	102,184
Standard Parking Corp.*	500	7,940
Standard Register Co.^	400	2,040
Stericycle, Inc.*	9,200	507,564
Sykes Enterprises, Inc.*	4,200	106,974
Team, Inc.*	1,500	28,215
Tetra Tech, Inc.*	7,100	192,907
Waste Connections, Inc.*	6,871	229,079
Waste Management, Inc.	48,666	1,645,397

		5,345,087

Construction & Engineering (0.8%)
Aecom Technology Corp.*	11,000	302,500
EMCOR Group, Inc.*	2,100	56,490
Fluor Corp.	59,375	2,674,250
Furmanite Corp.*	2,200	8,382
Granite Construction, Inc.^	514	17,301
Great Lakes Dredge & Dock Corp.^	3,935	25,499
Jacobs Engineering Group, Inc.*	14,038	527,969
MasTec, Inc.*	2,300	28,750
Michael Baker Corp.*^	767	31,754
MYR Group, Inc.*	1,650	29,832
Orion Marine Group, Inc.*	3,400	71,604
Pike Electric Corp.*^	400	3,712
Quanta Services, Inc.*	215,850	4,498,314
Shaw Group, Inc.*	59,864	1,721,090
Sterling Construction Co., Inc.*	600	11,508
URS Corp.*	1,305	58,098

		10,067,053

Electrical Equipment (0.7%)
A123 Systems, Inc.*^	54,600	1,225,224
ABB Ltd. (ADR)*	43,100	823,210
Acuity Brands, Inc.^	3,900	138,996
Advanced Battery Technologies, Inc.*^	3,600	14,400
American Superconductor Corp.*	5,200	212,680
AMETEK, Inc.^	12,307	470,620
AZZ, Inc.*	1,149	37,572
Baldor Electric Co.^	30,946	869,273
Broadwind Energy, Inc.*^	3,167	25,621
Emerson Electric Co.	82,097	3,497,332
Ener1, Inc.*	3,300	20,922
Energy Conversion Devices, Inc.*^	3,700	39,109

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Evergreen Solar, Inc.*^	11,600	$17,516
First Solar, Inc.*^	5,667	767,312
FuelCell Energy, Inc.*^	5,600	21,056
GrafTech International Ltd.*	5,547	86,256
GT Solar International, Inc.*^	1,700	9,452
Harbin Electric, Inc.*^	2,100	43,134
Hubbell, Inc., Class B^	558	26,393
II-VI, Inc.*^	2,200	69,960
LaBarge, Inc.*^	900	10,845
Microvision, Inc.*^	5,500	17,435
Polypore International, Inc.*	1,300	15,470
Powell Industries, Inc.*	600	18,918
Power-One, Inc.*^	400	1,740
PowerSecure International, Inc.*	1,400	10,094
Rockwell Automation, Inc.^	1,700	79,866
Roper Industries, Inc.^	8,372	438,442
SunPower Corp., Class A*^	11,007	260,646
Thomas & Betts Corp.*	1,560	55,832
Ultralife Corp.*	1,000	4,320
Valence Technology, Inc.*^	3,300	3,003
Vicor Corp.*	1,600	14,880
Woodward Governor Co.	5,700	146,889

		9,494,418

Industrial Conglomerates (1.0%)
3M Co.^	76,011	6,283,829
Carlisle Cos., Inc.	1,575	53,960
McDermott International, Inc.*	24,928	598,521
Raven Industries, Inc.^	1,300	41,301
Tyco International Ltd.*	167,685	5,983,001

		12,960,612

Machinery (1.2%)
3D Systems Corp.*^	1,300	14,690
Actuant Corp., Class A^	3,923	72,693
Ampco-Pittsburgh Corp.^	500	15,765
Badger Meter, Inc.^	1,800	71,676
Bucyrus International, Inc.	2,130	120,068
Caterpillar, Inc.	33,251	1,894,974
Chart Industries, Inc.*	2,300	38,065
China Fire & Security Group, Inc.*^	1,100	14,883
CLARCOR, Inc.^	2,298	74,547
Colfax Corp.*	1,700	20,468
Crane Co.^	2,343	71,743
Cummins, Inc.	28,934	1,326,913
Danaher Corp.	17,699	1,330,965
Deere & Co.	11,367	614,841
Donaldson Co., Inc.^	8,300	353,082
Dover Corp.	14,341	596,729
Dynamic Materials Corp.^	1,000	20,050
Energy Recovery, Inc.*	3,468	23,860
ESCO Technologies, Inc.^	3,100	111,135
Flanders Corp.*^	1,300	5,798
Flow International Corp.*^	3,100	9,548
Flowserve Corp.	6,093	575,971
Force Protection, Inc.*	6,450	33,605
Gorman-Rupp Co.^	1,200	33,168
Graco, Inc.^	3,310	94,567
Graham Corp.	800	16,560

	Number of Shares	Value (Note 1)

Harsco Corp.	6,758	$217,810
IDEX Corp.^	5,627	175,281
Joy Global, Inc.	10,183	525,341
K-Tron International, Inc.*	200	21,748
Lindsay Corp.	1,000	39,850
Met-Pro Corp.	1,200	12,744
Middleby Corp.*^	2,000	98,040
Navistar International Corp.*	7,399	285,971
Nordson Corp.^	1,360	83,205
Omega Flex, Inc.^	300	4,200
PACCAR, Inc.^	37,118	1,346,270
Pall Corp.	122,545	4,436,129
Pentair, Inc.	3,275	105,783
PMFG, Inc.*^	1,100	17,831
RBC Bearings, Inc.*	1,800	43,794
Robbins & Myers, Inc.	166	3,904
Sauer-Danfoss, Inc.*	800	9,608
Snap-On, Inc.^	1,476	62,376
Sun Hydraulics Corp.^	900	23,625
Tennant Co.	2,300	60,237
Toro Co.^	4,200	175,602
Valmont Industries, Inc.^	2,445	191,810
Wabtec Corp.^	5,665	231,359

		15,728,882

Marine (0.0%)
Kirby Corp.*^	937	32,636

Professional Services (0.3%)
Acacia Research Corp.- Acacia Technologies*	3,307	30,127
Administaff, Inc.	2,600	61,334
Advisory Board Co.*	1,300	39,858
CBIZ, Inc.*^	3,600	27,720
CDI Corp.	100	1,295
Corporate Executive Board Co.	4,100	93,562
CoStar Group, Inc.*^	2,400	100,248
CRA International, Inc.*^	600	15,990
Diamond Management & Technology Consultants, Inc.	3,600	26,532
Dun & Bradstreet Corp.	6,049	510,354
Equifax, Inc.	11,209	346,246
Exponent, Inc.*	1,800	50,112
FTI Consulting, Inc.*	5,900	278,244
Hill International, Inc.*^	1,900	11,856
Huron Consulting Group, Inc.*	2,700	62,208
ICF International, Inc.*^	909	24,361
IHS, Inc., Class A*	5,530	303,099
Korn/Ferry International*	300	4,950
Manpower, Inc.	14,000	764,120
Monster Worldwide, Inc.*^	8,538	148,561
Navigant Consulting, Inc.*	6,100	90,646
Odyssey Marine Exploration, Inc.*^	3,400	4,794
Resources Connection, Inc.*^	5,400	114,588
Robert Half International, Inc.^	16,512	441,366
School Specialty, Inc.*^	900	21,051
Verisk Analytics, Inc., Class A*	7,600	230,128
VSE Corp.	300	13,524
Watson Wyatt Worldwide, Inc., Class A	4,055	192,694

		4,009,568

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Road & Rail (1.2%)
Avis Budget Group, Inc.*^	6,628	$86,959
Celadon Group, Inc.*	2,003	21,733
Con-way, Inc.^	1,920	67,027
CSX Corp.	18,000	872,820
Genesee & Wyoming, Inc., Class A*^	4,431	144,628
Heartland Express, Inc.^	2,800	42,756
J.B. Hunt Transport Services, Inc.^	10,123	326,669
Kansas City Southern*	4,925	163,953
Knight Transportation, Inc.^	5,600	108,024
Landstar System, Inc.	5,900	228,743
Marten Transport Ltd.*	1,496	26,853
Norfolk Southern Corp.	88,601	4,644,464
Old Dominion Freight Line, Inc.*	381	11,697
Union Pacific Corp.	153,203	9,789,672

		16,535,998

Trading Companies & Distributors (0.1%)
Beacon Roofing Supply, Inc.*	3,481	55,696
Fastenal Co.^	15,004	624,767
GATX Corp.^	1,898	54,567
Houston Wire & Cable Co.^	1,400	16,660
Kaman Corp.	2,098	48,443
MSC Industrial Direct Co., Class A^	5,000	235,000
RSC Holdings, Inc.*	3,900	27,456
TAL International Group, Inc.	300	3,969
Titan Machinery, Inc.*^	600	6,924
W.W. Grainger, Inc.	6,702	648,955
Watsco, Inc.^	2,845	139,348
WESCO International, Inc.*^	2,700	72,927

		1,934,712

Total Industrials		140,537,750

Information Technology (30.6%)
Communications Equipment (4.6%)
3Com Corp.*	36,974	277,305
Acme Packet, Inc.*^	4,800	52,800
ADC Telecommunications, Inc.*^	3,000	18,630
ADTRAN, Inc.^	5,144	115,997
Airvana, Inc.*	1,800	13,680
Anaren, Inc.*	1,339	20,152
Arris Group, Inc.*	38,328	438,089
Aruba Networks, Inc.*^	7,300	77,818
BigBand Networks, Inc.*	2,700	9,288
Blue Coat Systems, Inc.*^	4,600	131,284
Brocade Communications Systems, Inc.*	16,196	123,575
Ciena Corp.*^	836	9,062
Cisco Systems, Inc.*	962,792	23,049,240
Comtech Telecommunications Corp.*	3,300	115,665
DG FastChannel, Inc.*^	2,500	69,825
Digi International, Inc.*^	400	3,648
EMS Technologies, Inc.*	1,269	18,401
Emulex Corp.*^	9,263	100,967

	Number of Shares	Value (Note 1)

F5 Networks, Inc.*	9,000	$476,820
Harmonic, Inc.*^	6,860	43,424
Harris Corp.	11,269	535,841
Hughes Communications, Inc.*	600	15,618
Infinera Corp.*^	10,300	91,361
InterDigital, Inc.*^	5,200	138,008
Ixia*^	2,100	15,624
JDS Uniphase Corp.*	13,400	110,550
Juniper Networks, Inc.*^	136,492	3,640,242
Loral Space & Communications, Inc.*	1,058	33,443
Motorola, Inc.*	17,397	135,001
NETGEAR, Inc.*^	500	10,845
Nokia Oyj (ADR)^	568,330	7,303,040
Oplink Communications, Inc.*	600	9,834
Opnext, Inc.*	900	1,710
Palm, Inc.*^	16,326	163,913
Parkervision, Inc.*	1,900	3,477
PC-Tel, Inc.*	1,000	5,920
Plantronics, Inc.	5,089	132,212
Polycom, Inc.*	4,008	100,080
QUALCOMM, Inc.	514,854	23,817,146
Riverbed Technology, Inc.*^	6,400	147,008
ShoreTel, Inc.*^	3,000	17,340
Tekelec*	2,126	32,485
ViaSat, Inc.*^	2,361	75,033

		61,701,401

Computers & Peripherals (7.7%)
3PAR, Inc.*^	2,200	26,070
Apple, Inc.*	175,589	37,024,697
Compellent Technologies, Inc.*^	1,100	24,948
Cray, Inc.*^	3,600	23,112
Dell, Inc.*	189,805	2,725,600
Diebold, Inc.	6,700	190,615
EMC Corp.*	554,309	9,683,778
Hewlett-Packard Co.	202,759	10,444,116
Immersion Corp.*	1,200	5,484
Intermec, Inc.*	7,500	96,450
International Business Machines Corp.	205,797	26,938,827
Isilon Systems, Inc.*	2,000	13,720
NCR Corp.*	18,360	204,347
NetApp, Inc.*	101,715	3,497,979
Netezza Corp.*^	5,700	55,290
Novatel Wireless, Inc.*^	3,014	24,022
QLogic Corp.*	13,876	261,840
Quantum Corp.*	28,800	84,384
SanDisk Corp.*^	188,651	5,468,992
Seagate Technology^	264,702	4,814,929
Silicon Graphics International Corp.*	300	2,103
STEC, Inc.*^	49,841	814,402
Stratasys, Inc.*	1,700	29,376
Super Micro Computer, Inc.*	1,600	17,792
Synaptics, Inc.*^	4,200	128,730
Teradata Corp.*	15,285	480,408
Western Digital Corp.*	22,288	984,015

		104,066,026

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.1%)
Agilent Technologies, Inc.*	37,526	$1,165,933
Amphenol Corp., Class A	18,660	861,719
Anixter International, Inc.*^	200	9,420
Arrow Electronics, Inc.*	5,793	171,531
Avnet, Inc.*	5,981	180,387
AVX Corp.	300	3,801
Benchmark Electronics, Inc.*^	1,000	18,910
Brightpoint, Inc.*	4,906	36,059
Checkpoint Systems, Inc.*	1,400	21,350
China Security & Surveillance Technology, Inc.*^	2,300	17,572
Cogent, Inc.*	4,007	41,633
Cognex Corp.^	607	10,756
Comverge, Inc.*	1,700	19,108
Corning, Inc.	146,143	2,822,021
CPI International, Inc.*^	100	1,324
Daktronics, Inc.^	2,700	24,867
Dolby Laboratories, Inc., Class A*	48,400	2,310,132
DTS, Inc.*	1,400	47,894
Echelon Corp.*^	2,400	27,744
FARO Technologies, Inc.*	1,400	30,016
FLIR Systems, Inc.*^	16,288	532,943
ICx Technologies, Inc.*^	600	5,712
IPG Photonics Corp.*^	1,600	26,784
Itron, Inc.*	4,200	283,794
Jabil Circuit, Inc.	11,000	191,070
L-1 Identity Solutions, Inc.*^	5,509	41,262
Maxwell Technologies, Inc.*	1,500	26,760
Molex, Inc.	958	20,645
MTS Systems Corp.^	500	14,370
Multi-Fineline Electronix, Inc.*	1,300	36,881
National Instruments Corp.^	6,600	194,370
OSI Systems, Inc.*^	1,000	27,280
Park Electrochemical Corp.	1,300	35,932
PC Mall, Inc.*	700	3,654
Plexus Corp.*	1,118	31,863
RadiSys Corp.*^	2,432	23,226
Rofin-Sinar Technologies, Inc.*^	1,083	25,570
Scansource, Inc.*	130	3,471
Trimble Navigation Ltd.*^	13,900	350,280
Tyco Electronics Ltd.	177,980	4,369,409
Universal Display Corp.*^	2,300	28,428
Vishay Intertechnology, Inc.*	3,967	33,124

		14,129,005

Internet Software & Services (4.9%)
Akamai Technologies, Inc.*^	19,719	499,482
Art Technology Group, Inc.*^	10,500	47,355
Baidu, Inc. (ADR)*	16,451	6,765,145
comScore, Inc.*	1,500	26,325
Constant Contact, Inc.*^	2,900	46,400
DealerTrack Holdings, Inc.*	4,700	88,313
Dice Holdings, Inc.*	1,300	8,515
Digital River, Inc.*^	3,675	99,188
DivX, Inc.*^	2,200	12,408
EarthLink, Inc.^	1,109	9,216
eBay, Inc.*	28,736	676,446
Equinix, Inc.*^	16,683	1,770,901

	Number of Shares	Value (Note 1)

Google, Inc., Class A*	57,116	$35,410,778
GSI Commerce, Inc.*^	3,500	88,865
IAC/InterActiveCorp*	5,007	102,543
InfoSpace, Inc.*	1,600	13,712
Innodata Isogen, Inc.*	3,200	17,728
Internet Brands, Inc., Class A*^	800	6,264
Internet Capital Group, Inc.*	1,900	12,635
j2 Global Communications, Inc.*^	4,900	99,715
Keynote Systems, Inc.	200	2,182
Knot, Inc.*	2,300	23,161
Limelight Networks, Inc.*	1,300	5,109
Liquidity Services, Inc.*	1,200	12,084
LivePerson, Inc.*	5,500	38,335
LoopNet, Inc.*	2,400	23,856
Marchex, Inc., Class B	1,900	9,652
MercadoLibre, Inc.*	40,800	2,116,296
Move, Inc.*^	910,070	1,510,716
NIC, Inc.^	6,200	56,668
Open Text Corp.*	159	6,463
Rackspace Hosting, Inc.*^	309,830	6,459,956
RealNetworks, Inc.*	2,800	10,388
SAVVIS, Inc.*	4,400	61,820
Sohu.com, Inc.*	3,505	200,766
support.com, Inc.*	2,600	6,864
Switch & Data Facilities Co., Inc.*	1,700	34,357
Terremark Worldwide, Inc.*^	4,300	29,412
ValueClick, Inc.*	10,100	102,212
VeriSign, Inc.*^	22,000	533,280
Vocus, Inc.*^	1,300	23,400
Yahoo!, Inc.*	529,140	8,878,969
Zix Corp.*^	9,600	16,416

		65,964,296

IT Services (2.7%)
Acxiom Corp.*	5,056	67,852
Affiliated Computer Services, Inc., Class A*	6,348	378,912
Alliance Data Systems Corp.*^	5,980	386,248
Amdocs Ltd.*	3,325	94,862
Automatic Data Processing, Inc.	55,494	2,376,253
Broadridge Financial Solutions, Inc.	10,269	231,669
CACI International, Inc., Class A*^	500	24,425
Cass Information Systems, Inc.^	500	15,200
China Information Security Technology, Inc.*	1,900	11,704
Cognizant Technology Solutions Corp., Class A*	32,064	1,452,499
Convergys Corp.*	2,000	21,500
CSG Systems International, Inc.*	1,500	28,635
Cybersource Corp.*^	8,200	164,902
DST Systems, Inc.*	3,900	169,845
Euronet Worldwide, Inc.*	5,013	110,035
ExlService Holdings, Inc.*	1,200	21,792
Fidelity National Information Services, Inc.	20,934	490,693
Fiserv, Inc.*	16,957	822,075

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Forrester Research, Inc.*^	1,300	$33,735
Gartner, Inc.*	7,000	126,280
Genpact Ltd.*	7,600	113,240
Global Cash Access Holdings, Inc.*	2,000	14,980
Global Payments, Inc.	9,200	495,512
Hackett Group, Inc.*^	3,300	9,174
Heartland Payment Systems, Inc.	4,700	61,711
Hewitt Associates, Inc., Class A*	9,559	403,963
iGATE Corp.	1,800	18,000
Integral Systems, Inc.*^	1,400	12,124
Lender Processing Services, Inc.	10,337	420,302
Lionbridge Technologies, Inc.*	9,400	21,620
ManTech International Corp., Class A*	2,100	101,388
Mastercard, Inc., Class A^	28,071	7,185,615
MAXIMUS, Inc.	1,465	73,250
MoneyGram International, Inc.*^	10,300	29,664
NCI, Inc., Class A*	500	13,825
NeuStar, Inc., Class A*^	8,400	193,536
Online Resources Corp.*	2,300	12,098
Paychex, Inc.	240,622	7,372,658
RightNow Technologies, Inc.*	2,300	39,951
SAIC, Inc.*	17,736	335,920
Sapient Corp.*	10,200	84,354
SRA International, Inc., Class A*	1,600	30,560
Syntel, Inc.	1,600	60,848
TeleTech Holdings, Inc.*	3,000	60,090
TNS, Inc.*	3,200	82,208
Total System Services, Inc.^	13,572	234,389
VeriFone Holdings, Inc.*	8,470	138,739
Virtusa Corp.*	500	4,530
Visa, Inc., Class A^	114,195	9,987,495
Western Union Co.	77,059	1,452,562
Wright Express Corp.*^	4,500	143,370

		36,236,792

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*^	6,300	178,668

Semiconductors & Semiconductor Equipment (3.2%)
Actel Corp.*	100	1,188
Advanced Analogic Technologies, Inc.*^	3,700	14,578
Advanced Energy Industries, Inc.*	2,654	40,022
Advanced Micro Devices, Inc.*	34,381	332,808
Altera Corp.	31,874	721,308
Amkor Technology, Inc.*^	13,437	96,209
ANADIGICS, Inc.*	5,100	21,522
Analog Devices, Inc.^	31,999	1,010,528
Applied Micro Circuits Corp.*	6,142	45,881
Atheros Communications, Inc.*	7,578	259,471
ATMI, Inc.*^	782	14,561
Broadcom Corp., Class A*	261,751	8,232,069
Cabot Microelectronics Corp.*^	212	6,987

	Number of Shares	Value (Note 1)

Cavium Networks, Inc.*^	4,400	$104,852
CEVA, Inc.*	1,200	15,432
Cirrus Logic, Inc.*^	9,000	61,380
Cree, Inc.*	66,130	3,727,748
Cypress Semiconductor Corp.*^	16,700	176,352
Diodes, Inc.*	3,900	79,755
DSP Group, Inc.*^	24,930	140,356
Entropic Communications, Inc.*^	700	2,149
Exar Corp.*	300	2,133
FEI Co.*	4,106	95,916
FormFactor, Inc.*	5,551	120,790
Hittite Microwave Corp.*^	2,600	105,950
Integrated Device Technology, Inc.*	2,978	19,268
Intel Corp.	487,863	9,952,405
International Rectifier Corp.*	2,977	65,851
Intersil Corp., Class A^	7,372	113,086
IXYS Corp.*	1,500	11,130
Kopin Corp.*	6,811	28,470
Kulicke & Soffa Industries, Inc.*^	8,700	46,893
Lam Research Corp.*^	36,499	1,431,126
Lattice Semiconductor Corp.*	4,700	12,690
Linear Technology Corp.^	24,242	740,351
Marvell Technology Group Ltd.*	50,600	1,049,950
Maxim Integrated Products, Inc.^	27,786	564,056
MEMC Electronic Materials, Inc.*	25,200	343,224
Micrel, Inc.	427	3,501
Microchip Technology, Inc.^	18,081	525,434
Micron Technology, Inc.*^	17,594	185,793
Microsemi Corp.*	9,700	172,175
Microtune, Inc.*^	4,400	9,944
MIPS Technologies, Inc.*^	6,400	27,968
Monolithic Power Systems, Inc.*^	4,055	97,198
National Semiconductor Corp.^	24,900	382,464
Netlogic Microsystems, Inc.*^	39,553	1,829,722
Novellus Systems, Inc.*	6,950	162,213
NVE Corp.*	400	16,524
NVIDIA Corp.*^	60,760	1,134,997
ON Semiconductor Corp.*^	48,465	426,977
PLX Technology, Inc.*	2,200	7,106
Power Integrations, Inc.^	2,800	101,808
Rambus, Inc.*^	12,300	300,120
RF Micro Devices, Inc.*^	29,036	138,502
Rubicon Technology, Inc.*^	1,100	22,341
Rudolph Technologies, Inc.*	300	2,016
Semtech Corp.*	7,300	124,173
Sigma Designs, Inc.*	1,800	19,260
Silicon Laboratories, Inc.*^	33,861	1,636,841
Skyworks Solutions, Inc.*^	19,294	273,782
Standard Microsystems Corp.*	26,400	548,592
Supertex, Inc.*	900	26,820
Techwell, Inc.*	1,200	15,840
Teradyne, Inc.*^	20,377	218,645
Tessera Technologies, Inc.*	5,600	130,312
Texas Instruments, Inc.	139,107	3,625,128

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Trident Microsystems, Inc.*^	2,000	$3,720
TriQuint Semiconductor, Inc.*	7,870	47,220
Ultratech, Inc.*	1,900	28,234
Varian Semiconductor Equipment Associates, Inc.*	8,500	304,980
Veeco Instruments, Inc.*^	2,300	75,992
Volterra Semiconductor Corp.*	2,100	40,152
Xilinx, Inc.	29,900	749,294
Zoran Corp.*	3,685	40,719

		43,264,952

Software (6.4%)
ACI Worldwide, Inc.*	4,400	75,460
Activision Blizzard, Inc.*^	36,794	408,781
Actuate Corp.*	4,900	20,972
Adobe Systems, Inc.*^	137,228	5,047,246
Advent Software, Inc.*	1,400	57,022
American Software, Inc., Class A^	1,200	7,200
ANSYS, Inc.*	10,041	436,382
ArcSight, Inc.*^	1,794	45,891
Ariba, Inc.*^	10,509	131,573
AsiaInfo Holdings, Inc.*^	2,800	85,316
Autodesk, Inc.*	272,811	6,932,128
Blackbaud, Inc.^	5,000	118,150
Blackboard, Inc.*^	3,700	167,943
BMC Software, Inc.*	20,212	810,501
Bottomline Technologies, Inc.*	2,617	45,981
CA, Inc.	32,983	740,798
Cadence Design Systems, Inc.*	30,584	183,198
Callidus Software, Inc.*	2,400	7,248
Chordiant Software, Inc.*	2,400	6,600
Citrix Systems, Inc.*^	19,732	821,049
CommVault Systems, Inc.*	5,000	118,450
Concur Technologies, Inc.*^	4,600	196,650
Deltek, Inc.*	1,306	10,161
DemandTec, Inc.*^	1,700	14,909
Double-Take Software, Inc.*	1,400	13,986
Ebix, Inc.*^	500	24,415
Electronic Arts, Inc.*	36,711	651,620
EPIQ Systems, Inc.*^	3,002	41,998
FactSet Research Systems, Inc.	4,800	316,176
FalconStor Software, Inc.*^	3,100	12,586
i2 Technologies, Inc.*^	1,467	28,049
Informatica Corp.*^	10,000	258,600
Interactive Intelligence, Inc.*	1,100	20,284
Intuit, Inc.*^	35,467	1,089,192
Jack Henry & Associates, Inc.^	9,701	224,287
JDA Software Group, Inc.*	1,949	49,641
Kenexa Corp.*^	2,900	37,845
Lawson Software, Inc.*	4,734	31,481
Manhattan Associates, Inc.*	2,000	48,060
McAfee, Inc.*	16,942	687,337
Mentor Graphics Corp.*^	500	4,415
MICROS Systems, Inc.*	9,300	288,579
Microsoft Corp.#	1,144,206	34,886,841
MicroStrategy, Inc., Class A*	1,100	103,422
Net 1 UEPS Technologies, Inc.*^	2,800	54,376
NetScout Systems, Inc.*	2,000	29,280
NetSuite, Inc.*	2,200	35,156

	Number of Shares	Value (Note 1)

Novell, Inc.*	18,900	$78,435
Nuance Communications, Inc.*	118,712	1,844,784
Opnet Technologies, Inc.	1,000	12,190
Oracle Corp.	418,597	10,272,370
Parametric Technology Corp.*^	13,400	218,956
Pegasystems, Inc.^	1,900	64,600
Phoenix Technologies Ltd.*	2,200	6,050
Progress Software Corp.*	4,900	143,129
PROS Holdings, Inc.*	1,000	10,350
QAD, Inc.^	1,012	6,183
Radiant Systems, Inc.*	2,200	22,880
Red Hat, Inc.*	222,725	6,882,202
Renaissance Learning, Inc.^	800	9,088
Rosetta Stone, Inc.*^	689	12,368
Rovi Corp.*^	8,111	258,498
S1 Corp.*	6,900	44,988
Salesforce.com, Inc.*^	44,946	3,315,666
Shanda Interactive Entertainment Ltd. (ADR)*^	27,073	1,424,311
Smith Micro Software, Inc.*^	2,100	19,194
SolarWinds, Inc.*^	1,326	30,511
Solera Holdings, Inc.^	7,945	286,099
SonicWALL, Inc.*	500	3,805
Sourcefire, Inc.*	2,800	74,900
SuccessFactors, Inc.*	57,000	945,060
Sybase, Inc.*	9,560	414,904
Symantec Corp.*	90,130	1,612,426
Symyx Technologies, Inc.*	1,400	7,700
Synchronoss Technologies, Inc.*	1,700	26,877
Synopsys, Inc.*	10,461	233,071
Take-Two Interactive Software, Inc.*^	890	8,944
Taleo Corp., Class A*	3,700	87,024
TeleCommunication Systems, Inc., Class A*^	2,700	26,136
THQ, Inc.*^	3,700	18,648
TIBCO Software, Inc.*	6,047	58,233
TiVo, Inc.*	12,500	127,250
Tyler Technologies, Inc.*^	3,100	61,721
Ultimate Software Group, Inc.*^	3,000	88,110
Unica Corp.*	1,100	8,525
VASCO Data Security International, Inc.*	2,200	13,794
VMware, Inc., Class A*	25,185	1,067,340
Websense, Inc.*^	5,300	92,538

		85,367,093

Total Information Technology		410,908,233

Materials (4.7%)
Chemicals (2.9%)
Air Products & Chemicals, Inc.	21,824	1,769,053
Albemarle Corp.^	449	16,330
Arch Chemicals, Inc.^	700	21,616
Ashland, Inc.	500	19,810
Balchem Corp.^	1,500	50,265
Calgon Carbon Corp.*^	6,600	91,740
Celanese Corp., Class A	15,624	501,530
CF Industries Holdings, Inc.	4,627	420,039

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

China Green Agriculture, Inc.*^	1,800	$26,460
Dow Chemical Co.	382,946	10,580,798
E.I. du Pont de Nemours & Co.	32,858	1,106,329
Ecolab, Inc.	26,008	1,159,437
FMC Corp.^	7,116	396,788
Hawkins, Inc.^	891	19,451
International Flavors & Fragrances, Inc.^	7,900	325,006
Intrepid Potash, Inc.*^	4,595	134,036
Koppers Holdings, Inc.	1,245	37,898
Landec Corp.*	1,900	11,856
LSB Industries, Inc.*	2,300	32,430
Lubrizol Corp.	6,673	486,795
Monsanto Co.	103,998	8,501,837
Mosaic Co.	17,268	1,031,418
Nalco Holding Co.^	188,245	4,802,130
NewMarket Corp.^	1,221	140,134
NL Industries, Inc.^	300	2,082
Omnova Solutions, Inc.*^	5,500	33,715
Potash Corp. of Saskatchewan, Inc.	16,864	1,829,744
Praxair, Inc.	34,056	2,735,037
RPM International, Inc.	8,011	162,864
Scotts Miracle-Gro Co., Class A	5,195	204,216
Sigma-Aldrich Corp.	13,311	672,605
Sociedad Quimica y Minera de Chile S.A. (ADR)	30,400	1,142,128
Stepan Co.	673	43,617
Terra Industries, Inc.	7,869	253,303
Valhi, Inc.^	200	2,794
W.R. Grace & Co.*^	1,801	45,655
Zep, Inc.	1,700	29,444

		38,840,390

Construction Materials (0.0%)
Eagle Materials, Inc.^	5,074	132,178
Martin Marietta Materials, Inc.	1,946	173,992
United States Lime & Minerals, Inc.*	100	3,453

		309,623

Containers & Packaging (0.2%)
AEP Industries, Inc.*	400	15,312
Ball Corp.	6,966	360,142
Bway Holding Co.*	500	9,610
Crown Holdings, Inc.*^	18,300	468,114
Owens-Illinois, Inc.*	14,947	491,308
Packaging Corp. of America	1,503	34,584
Pactiv Corp.*	12,444	300,398
Rock-Tenn Co., Class A	3,949	199,069
Silgan Holdings, Inc.	1,700	98,396

		1,976,933

Metals & Mining (1.6%)
Agnico-Eagle Mines Ltd.	17,500	945,000
Alcoa, Inc.	49,858	803,711
Allied Nevada Gold Corp.*^	3,200	48,256
AMCOL International Corp.	700	19,894
Barrick Gold Corp.	33,300	1,311,354
BHP Billiton plc (ADR)	123,635	7,894,095
Cliffs Natural Resources, Inc.^	1,064	49,040

	Number of Shares	Value (Note 1)

Compass Minerals International, Inc.^	2,100	$141,099
Freeport-McMoRan Copper & Gold, Inc.*	68,868	5,529,412
General Steel Holdings, Inc.*	900	3,969
Newmont Mining Corp.^	52,973	2,506,152
Nucor Corp.	36,300	1,693,395
Royal Gold, Inc.	978	46,064
Schnitzer Steel Industries, Inc., Class A	1,995	95,161
Southern Copper Corp.	14,654	482,263
Stillwater Mining Co.*^	900	8,532
Walter Energy, Inc.	6,100	459,391
Worthington Industries, Inc.	6,668	87,151

		22,123,939

Paper & Forest Products (0.0%)
Clearwater Paper Corp.*	300	16,491
Deltic Timber Corp.^	900	41,562
Wausau Paper Corp.	2,500	29,000

		87,053

Total Materials		63,337,938

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.1%)
AboveNet, Inc.*^	1,150	74,796
Alaska Communications Systems Group, Inc.^	4,318	34,458
Cbeyond, Inc.*^	1,900	29,925
Cincinnati Bell, Inc.*^	6,300	21,735
Cogent Communications Group, Inc.*	5,500	54,230
Consolidated Communications Holdings, Inc.^	700	12,250
Frontier Communications Corp.^	16,224	126,709
General Communication, Inc., Class A*^	2,638	16,831
Global Crossing Ltd.*	3,200	45,600
Iowa Telecommunications Services, Inc.	300	5,028
Neutral Tandem, Inc.*	4,119	93,707
PAETEC Holding Corp.*	15,900	65,985
Premiere Global Services, Inc.*	4,300	35,475
tw telecom, Inc.*^	17,403	298,287
Windstream Corp.^	21,100	231,889

		1,146,905

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*	43,988	1,900,721
Crown Castle International Corp.*	11,217	437,912
Leap Wireless International, Inc.*	5,457	95,770
MetroPCS Communications, Inc.*^	29,022	221,438
NII Holdings, Inc.*	743	24,950
NTELOS Holdings Corp.	3,800	67,716
SBA Communications Corp., Class A*	13,200	450,912

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Shenandoah Telecommunications Co.^	3,000	$61,050
Sprint Nextel Corp.*^	4,100	15,006
Syniverse Holdings, Inc.*	6,781	118,532
USA Mobility, Inc.^	2,066	22,747

		3,416,754

Total Telecommunication Services		4,563,659

Utilities (0.6%)
Electric Utilities (0.3%)
Allegheny Energy, Inc.	11,855	278,355
DPL, Inc.	1,900	52,440
Exelon Corp.	6,548	320,001
FPL Group, Inc.	6,224	328,752
ITC Holdings Corp.^	22,720	1,183,485
NV Energy, Inc.	11,851	146,715
PPL Corp.	41,225	1,331,980

		3,641,728

Gas Utilities (0.1%)
EQT Corp.	14,284	627,353
New Jersey Resources Corp.	692	25,881

		653,234

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	59,053	785,995
Calpine Corp.*	92,426	1,016,686
Constellation Energy Group, Inc.	16,812	591,278
Ormat Technologies, Inc.	2,400	90,816
U.S. Geothermal, Inc.*	5,000	7,650

		2,492,425

Multi-Utilities (0.0%)
CenterPoint Energy, Inc.	36,577	530,732
Integrys Energy Group, Inc.	1,569	65,883

		596,615

Water Utilities (0.0%)
American Water Works Co., Inc.	933	20,909
Cadiz, Inc.*	1,000	11,970

		32,879

Total Utilities		7,416,881

Total Common Stocks (98.6%) (Cost $1,155,601,243)		1,325,372,232

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.5%)
Federal Home Loan Bank 0.00%, 1/4/10(o)(p)	$7,100,000	$7,099,999

Short-Term Investments of Cash Collateral for Securities Loaned (3.3%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	26,039,566	26,039,566
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	5,499,964	1,072,493
Monumental Global Funding II 0.43%, 5/26/10(l)	10,340,000	10,134,234
Pricoa Global Funding I 0.40%, 6/25/10(l)	6,599,676	6,504,020

Total Short-Term Investments of Cash Collateral for Securities Loaned		43,750,313

Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	16,750,539	16,750,539

Total Short-Term Investments (5.0%) (Cost/Amortized Cost $72,329,744)		67,600,851

Total Investments (103.6%) (Cost/Amortized Cost $1,227,930,987)		1,392,973,083
Other Assets Less Liabilities (-3.6%)		(48,539,825)

Net Assets (100%)		$1,344,433,258

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $30 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $762,250.
(b)	Illiquid Securities.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $26,560,578.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5	March-10	$297,158	$311,950	$14,792
S&P 500 E-Mini Index	42	March-10	2,306,552	2,332,470	25,918

					$40,710

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$144,430,359	$—	$—	$144,430,359
Consumer Staples	112,090,375	—	—	112,090,375
Energy	98,410,819	—	—	98,410,819
Financials	102,740,793	—	2,700,030	105,440,823
Health Care	238,235,395	—	—	238,235,395
Industrials	140,537,750	—	—	140,537,750
Information Technology	410,908,233	—	—	410,908,233
Materials	63,337,938	—	—	63,337,938
Telecommunication Services	4,563,659	—	—	4,563,659
Utilities	7,416,881	—	—	7,416,881
Futures	40,710	—	—	40,710
Short-Term Investments	—	67,600,851	—	67,600,851

Total Assets	$1,322,712,912	$67,600,851	$2,700,030	$1,393,013,793

Total Liabilities	$—	$—	$—	$—

Total	$1,322,712,912	$67,600,851	$2,700,030	$1,393,013,793

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	2,700,030

Balance as of 12/31/09	$2,700,030

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$2,250,030

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	40,710	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$40,710

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,518,461	—	—	1,518,461
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,518,461	$—	$—	$1,518,461

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	40,710	—	—	40,710
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$40,710	$—	$—	$40,710

The Portfolio held futures contracts with an average notional balance of approximately $3,571,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$856,183,297
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$953,836,050

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$219,539,818
Aggregate gross unrealized depreciation	(86,507,903)

Net unrealized appreciation	$133,031,915

Federal income tax cost of investments	$1,259,941,168

At December 31, 2009, the Portfolio had loaned securities with a total value of $46,809,113. This was secured by collateral of $48,479,206 which was received as cash and subsequently invested in short-term investments currently valued at $43,750,313, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $1,144 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,341,531,077 of which $197,479,160 expires in the year 2010, $67,203,341 expires in the year 2011, $5,225,109 expires in the year 2015, $741,643,309 expires in the year 2016, and $329,980,158 expires in the year 2017.

Included in the capital loss carryforward amounts at December 31, 2009 are $51,108,612 of losses acquired from the Multimanager Health Care Portfolio as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,227,930,987) (Securities on loan at market value $46,809,113)	$1,392,973,083
Cash	369,346
Foreign cash (Cost $840)	791
Dividends, interest and other receivables	1,199,256
Receivable for securities sold	692,804
Receivable from Separate Accounts for Trust shares sold	391,031
Other assets	2,886

Total assets	1,395,629,197

LIABILITIES
Payable for return of cash collateral on securities loaned	48,479,206
Payable to Separate Accounts for Trust shares redeemed	1,126,151
Investment management fees payable	653,161
Payable for securities purchased	428,939
Administrative fees payable	186,008
Distribution fees payable - Class B	90,341
Trustees’ fees payable	40,751
Variation margin payable on futures contracts	25,794
Accrued expenses	165,588

Total liabilities	51,195,939

NET ASSETS	$1,344,433,258

Net assets were comprised of:
Paid in capital	$2,542,991,961
Accumulated undistributed net investment income (loss)	5,788,625
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(1,369,440,688)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	165,093,360

Net assets	$1,344,433,258

Class A
Net asset value, offering and redemption price per share, $914,031,057 / 39,118,553 shares outstanding (unlimited amount authorized: $0.001 par value)	$23.37

Class B
Net asset value, offering and redemption price per share, $430,402,201 / 18,738,811 shares outstanding (unlimited amount authorized: $0.001 par value)	$22.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $27,463 foreign withholding tax)	$15,517,550
Interest	70,849
Securities lending (net)	258,548

Total income	15,846,947

EXPENSES
Investment management fees	5,653,168
Administrative fees	1,640,621
Distribution fees - Class B	507,541
Printing and mailing expenses	237,013
Custodian fees	168,000
Professional fees	128,061
Trustees’ fees	14,535
Miscellaneous	24,034

Gross expenses	8,372,973
Less: Fees paid indirectly	(1,420,560)

Net expenses	6,952,413

NET INVESTMENT INCOME (LOSS)	8,894,534

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(149,255,918)
Foreign currency transactions	3,240
Futures	1,518,461

Net realized gain (loss)	(147,734,217)

Change in unrealized appreciation (depreciation) on:
Securities	441,384,619
Foreign currency translations	2,040
Futures	40,710

Net change in unrealized appreciation (depreciation)	441,427,369

NET REALIZED AND UNREALIZED GAIN (LOSS)	293,693,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$302,587,686

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,894,534	$6,667,517
Net realized gain (loss) on investments, futures and foreign currency transactions	(147,734,217)	(855,739,881)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	441,427,369	(538,990,663)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	302,587,686	(1,388,063,027)

DIVIDENDS:
Dividends from net investment income
Class A	(3,019,256)	(5,592,283)
Class B	(373,122)	(622,035)

TOTAL DIVIDENDS	(3,392,378)	(6,214,318)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 991,090 and 22,148,887 shares, respectively ]	18,808,002	615,691,400
Capital shares issued in connection with merger (Note 9)[ 2,497,130 and 0 shares, respectively ]	55,141,362	—
Capital shares issued in reinvestment of dividends [ 131,678 and 322,194 shares, respectively ]	3,019,256	5,592,283
Capital contribution from affiliate†	—	2,507,112
Capital shares repurchased [ (5,019,566) and (64,122,774) shares, respectively ]	(96,428,678)	(1,284,073,194)

Total Class A transactions	(19,460,058)	(660,282,399)

Class B
Capital shares sold [ 1,188,359 and 1,414,805 shares, respectively ]	23,460,870	34,514,749
Capital shares issued in connection with merger (Note 9)[ 13,092,839 and 0 shares, respectively ]	283,699,895	—
Capital shares issued in reinvestment of dividends [ 16,553 and 36,655 shares, respectively ]	373,122	622,035
Capital contribution from affiliate†	—	420,718
Capital shares repurchased [ (2,475,629) and (2,284,702) shares, respectively ]	(48,739,273)	(57,780,111)

Total Class B transactions	258,794,614	(22,222,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	239,334,556	(682,505,008)

TOTAL INCREASE (DECREASE) IN NET ASSETS	538,529,864	(2,076,782,353)
NET ASSETS:
Beginning of year	805,903,394	2,882,685,747

End of year (a)	$1,344,433,258	$805,903,394

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$5,788,625	$816,261

† The capital contribution from affiliate is related to certain adjustments to historic net asset values.

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (p)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008		2007		2006		2005
Net asset value, beginning of year	$17.03		$32.11		$28.78		$27.36		$25.23

Income (loss) from investment operations:
Net investment income (loss)	0.19	(e)	0.08	(e)	0.04	(e)	0.05	(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.23		(15.09)		3.32		1.42		2.15

Total from investment operations	6.42		(15.01)		3.36		1.47		2.13

Capital contribution from affiliate (†)	—		0.06		—		—		—

Less distributions:
Dividends from net investment income	(0.08)		(0.13)		(0.03)		(0.05)		—

Net asset value, end of year	$23.37		$17.03		$32.11		$28.78		$27.36

Total return	37.69%		(46.55	)%(n)	11.69%		5.38%		8.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$914,031		$690,098		$2,638,093		$2,332,898		$2,122,576
Ratio of expenses to average net assets:
After fees paid indirectly	0.67%		0.77%		0.72%		0.78%		0.73%
Before fees paid indirectly	0.82%		0.79%		0.79%		0.80%		0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.96%		0.31%		0.14%		0.20%		(0.07)%
Before fees paid indirectly	0.81%		0.30%		0.07%		0.18%		(0.14)%
Portfolio turnover rate	91%		98%		87%		90%		96%

	Year Ended December 31,
Class B	2009		2008		2007		2006		2005
Net asset value, beginning of year	$16.74		$31.56		$28.33		$26.96		$24.91

Income (loss) from investment operations:
Net investment income (loss)	0.16	(e)	0.02	(e)	(0.03	)(e)	(0.01	)(e)	(0.08	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	6.09		(14.82)		3.26		1.38		2.13

Total from investment operations	6.25		(14.80)		3.23		1.37		2.05

Capital contribution from affiliate (†)	—		0.07		—		—		—

Less distributions:
Dividends from net investment income	(0.02)		(0.09)		—		—		—

Net asset value, end of year	$22.97		$16.74		$31.56		$28.33		$26.96

Total return	37.34%		(46.68	)%(o)	11.40%		5.08%		8.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$430,402		$115,805		$244,593		$261,648		$267,802
Ratio of expenses to average net assets:
After fees paid indirectly	0.92%		1.02%		0.97%		1.03%		0.98%
Before fees paid indirectly	1.07	%(c)	1.04%		1.04%		1.05%		1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.79%		0.08%		(0.10)%		(0.05)%		(0.32)%
Before fees paid indirectly	0.65%		0.06%		(0.18)%		(0.07)%		(0.39)%
Portfolio turnover rate	91%		98%		87%		90%		96%

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (p)

FINANCIAL HIGHLIGHTS (Continued)

(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(n)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(o)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.
(p)	On September 18, 2009, this Portfolio received, through a reorganization, the assets and liabilities of the Multimanager Health Care Portfolio that followed comparable investment objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the Multimanager Aggressive Equity Portfolio.

See Notes to Financial Statements.

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Financial Management, Inc.

➢	Pacific Investment Management Company LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	8.54%	4.73%	5.03%
Portfolio – Class B Shares	8.26	4.48	4.77
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.43
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 8.54% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.93% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds, returned 0.20% during the fourth quarter and 5.93% for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

An overweight to Agency mortgage pass-through securities for the first half of the year and into the third quarter aided the Portfolio’s returns as valuations of these bonds benefited from government policy responses.

•	An emphasis on bonds of financial companies for the year contributed positively to the Portfolio as these bonds benefited from government guarantees and a flight to higher yielding assets.

•

Tactical duration positioning contributed to performance as the Portfolio had an overweight in duration early in year when investors invested in safe assets and a neutral stance later in the year as rates rose.

•	Exposure to municipal bonds for the year was additive for the Portfolio as yields on municipal bonds rallied significantly with strong inflows and limited supply.

•	The Portfolio’s performance benefited from an overweight exposure to benchmark spread sectors including CMBS, asset-backed securities (ABS) and investment-grade corporate credit.

•	The Portfolio also benefited from its out-of-benchmark exposure to non-agency mortgages, as spreads continued to narrow due to improving economic data and strong technicals resulting from PPIP buying.

•

The Portfolio’s underweight in U.S. Treasuries helped performance as investor willingness to pick up yield and take on risk increased throughout the year, causing Treasuries to underperform the broad bond market.

What hurt performance during the year:

•	An underweight position to emerging markets for the first half of the year as risky assets outperformed Treasuries for the year was detrimental to the Portfolio’s performance.

•	Underweight positions in both agency mortgages and agency debentures detracted from performance for the year.

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2009
Weighted Average Life (Years)	6.4
Weighted Average Coupon (%)	4.3
Weighted Average Modified Duration (Years)*	4.7
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Government Securities	70.2%
Corporate Bonds	28.6
Asset-Backed and Mortgage-Backed Securities	7.1
Convertible Preferred Stocks	0.1
Cash and Other	(6.0)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,045.80	$3.66
Hypothetical (5% average return before expenses)	1,000.00	1,021.63	3.62
Class B
Actual	1,000.00	1,045.50	4.95
Hypothetical (5% average return before expenses)	1,000.00	1,020.37	4.89

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.71% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.1%)
Asset-Backed Securities (2.8%)
Aegis Asset Backed Securities Trust,
Series 2006-1 A1 0.311%, 1/25/37(b)(l)	$278,872	$268,765
AEP Texas Central Transition Funding LLC,
Series 2002-1 A5 6.250%, 1/15/17	150,000	168,581
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11 A1 0.534%, 11/25/34(b)(l)	777,026	561,357
Asset Backed Funding Certificates,
Series 2006-OPT3 A3A 0.291%, 11/25/36(b)(l)	139,731	135,530
Bank of America Auto Trust,
Series 2009-2A A2 1.160%, 2/15/12§	3,750,000	3,758,292
Series 2009-2A A3 2.130%, 9/15/13§	4,500,000	4,534,338
Bank of America Credit Card Trust,
Series 2008-A5 A5 1.433%, 12/16/13(l)	3,900,000	3,919,066
Capital One Multi-Asset Execution Trust,
Series 2005-A7 A7 4.700%, 6/15/15	750,000	791,828
Series 2007-A7 A7 5.750%, 7/15/20	125,000	134,437
Series 2009-A2 A2 3.200%, 4/15/14	500,000	511,396
Cendant Mortgage Corp.,
Series 2003-A A1 5.984%, 7/25/43(l)§	17,379	17,196
Chase Issuance Trust,
Series 2007-A17 A 5.120%, 10/15/14	1,500,000	1,611,253
Series 2008-A9 A9 4.260%, 5/15/13	250,000	259,932
Series 2009-A2 A2 1.783%, 4/15/14(l)	9,800,000	10,017,540
Series 2009-A3 A3 2.400%, 6/17/13	495,000	502,203
Series 2009-A7 A7 0.683%, 9/17/12(l)	5,435,000	5,439,099
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	200,000	211,069
Series 2003-A7 A7 4.150%, 7/7/17	600,000	607,190
Series 2005-A2 A2 4.850%, 3/10/17	125,000	131,167
Series 2005-A9 A9 5.100%, 11/20/17	250,000	263,747
Series 2006-A3 A3 5.300%, 3/15/18	500,000	531,440
Series 2007-A8 A8 5.650%, 9/20/19	325,000	348,439
Series 2008-A1 A1 5.350%, 2/7/20	250,000	262,298
Series 2009-A4 A4 4.900%, 6/23/16	250,000	264,481

	Principal Amount	Value (Note 1)

Countrywide Asset-Backed Certificates,
Series 2006-19 2A1 0.291%, 3/25/37(b)(l)	$10,658	$10,584
Daimler Chrysler Auto Trust,
Series 2006-D A4 4.940%, 2/8/12	2,900,000	2,961,778
Series 2007-A A4 5.280%, 3/8/13	200,000	210,347
Ford Credit Auto Owner Trust,
Series 2007-B A4A 5.240%, 7/15/12	100,000	104,847
Series 2008-C A3 1.653%, 6/15/12(l)	11,900,000	11,978,553
Series 2009-C A1 0.796%, 7/15/10§	3,085,056	3,085,209
Series 2009-E A2 0.800%, 3/15/12	15,200,000	15,164,873
Franklin Auto Trust,
Series 2008-A A2 1.233%, 10/20/11(l)	5,131,637	5,136,461
GSAA Home Equity Trust,
Series 2006-5 2A1 0.301%, 3/25/36(b)(l)	362,527	235,821
Mid-State Trust,
Series 4 A 8.330%, 4/1/30	201,590	201,152
Nissan Auto Receivables Owner Trust,
Series 2007-B A4 5.160%, 3/17/14	200,000	209,034
Series 2008-A A3 3.890%, 8/15/11	2,457,838	2,482,818
Series 2008-A A4 4.280%, 6/16/14	250,000	259,764
Series 2008-B A2 3.800%, 10/15/10	239,620	239,813
Series 2009-1 A2 3.920%, 4/15/11	3,538,607	3,568,405
Series 2009-A A2 2.940%, 7/15/11	2,745,000	2,765,004
PG&E Energy Recovery Funding LLC,
Series 2005-1 A5 4.470%, 12/25/14	250,000	264,460
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.731%, 12/25/33(b)(l)	210,971	177,035
SLM Student Loan Trust,
Series 2005-4 A2 0.362%, 4/26/21(l)	1,345,000	1,330,733
Series 2008-5 A2 1.382%, 10/25/16(l)	4,140,000	4,212,261
Series 2008-5 A3 1.582%, 1/25/18(l)	1,050,000	1,080,873
Series 2008-5 A4 1.982%, 7/25/23(l)	2,860,000	3,035,243
Series 2008-9 A 1.782%, 4/25/23(l)	18,180,725	18,896,760
Structured Asset Receivables Trust,
Series 2003-2A CTFS 0.683%, 1/21/11†(b)(l)§	976	976
USAA Auto Owner Trust,
Series 2007-2 A4 5.070%, 6/15/13	200,000	208,499

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series 2008-1 A4 4.500%, 10/15/13	$350,000	$365,080
Wells Fargo Home Equity Trust,
Series 2005-2 AII2 0.471%, 10/25/35(l)	78,334	76,325

		113,513,352

Non-Agency CMO (4.3%)
Banc of America Alternative Loan Trust,
Series 2004-5 4A1 5.000%, 6/25/19	296,056	244,722
Series 2004-6 4A1 5.000%, 7/25/19	315,655	305,298
Banc of America Commercial Mortgage, Inc.,
Series 2001-1 A2 6.503%, 4/15/36	1,025,173	1,054,057
Series 2002-PB2 A4 6.186%, 6/11/35	1,590,000	1,660,273
Series 2005-1 A4 5.142%, 11/10/42(l)	700,000	715,802
Series 2006-6 A4 5.356%, 10/10/45	250,000	229,674
Series 2007-2 A2 5.634%, 4/10/49(l)	1,000,000	1,011,064
Series 2007-2 A4 5.689%, 4/10/49(l)	1,500,000	1,242,054
Series 2007-3 A4 5.658%, 6/10/49(l)	4,380,000	3,782,093
Banc of America Funding Corp.,
Series 2006-A 1A1 4.531%, 2/20/36(l)	1,467,726	1,291,006
Bank of America-First Union NB Commercial Mortgage,
Series 2001-3 A2 5.464%, 4/11/37	548,307	562,306
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2007-4 22A1 5.971%, 6/25/47(l)	651,750	452,366
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2000-WF2 A2 7.320%, 10/15/32(l)	681,632	693,493
Series 2003-T12 A4 4.680%, 8/13/39(l)	1,825,000	1,807,724
Series 2004-T16 A6 4.750%, 2/13/46(l)	1,340,000	1,303,665
Series 2005-PWR7 A3 5.116%, 2/11/41(l)	600,000	578,325
Series 2006-PW14 A4 5.201%, 12/11/38	400,000	367,808
Series 2006-T24 A4 5.537%, 10/12/41	825,000	775,252
Series 2007-PW16 A4 5.719%, 6/11/40(l)	1,000,000	881,193
Chase Commercial Mortgage Securities Corp.,
Series 2000-3 A2 7.319%, 10/15/32	1,137,167	1,161,761
Citigroup Commercial Mortgage Trust, Inc.,
Series 2005-EMG A2 4.221%, 9/20/51§	1,897	1,895
Series 2007-C6 A4 5.700%, 12/10/49(l)	500,000	433,615
Series 2008-C7 A4 6.092%, 12/10/49(l)	2,259,313	1,890,052

	Principal Amount	Value (Note 1)

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1 1A1 4.900%, 10/25/35(l)	$6,589,894	$5,313,102
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A1 5.171%, 11/15/44	339,458	345,874
Citimortgage Alternative Loan Trust,
Series 2007-A8 A1 6.000%, 10/25/37	2,355,982	1,614,958
Commercial Mortgage Pass Through Certificates,
Series 2000-C1 A2 7.416%, 8/15/33(l)	652,169	658,255
Series 2005-LP5 A4 4.982%, 5/10/43(l)	1,400,000	1,369,781
Countrywide Alternative Loan Trust,
Series 2003-J3 2A1 6.250%, 12/25/33	135,603	137,084
Series 2006-OA21 A1 0.423%, 3/20/47(l)	1,135,952	628,465
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2006-OA5 2A1 0.431%, 4/25/46(l)	464,725	242,726
Series 2007-16 A1 6.500%, 10/25/37	1,252,077	1,010,742
Credit Suisse Mortgage Capital Certificates,
Series 2006-8 3A1 6.000%, 10/25/21	522,223	379,259
Series 2006-C4 A3 5.467%, 9/15/39	1,000,000	859,074
Series 2006-C5 A3 5.311%, 12/15/39	3,000,000	2,438,180
CS First Boston Mortgage Securities Corp.,
Series 2001-CK6 A3 6.387%, 8/15/36	484,178	504,385
Series 2002-CKS4 A2 5.183%, 11/15/36	1,525,000	1,566,286
Series 2002-CP3 A3 5.603%, 7/15/35	2,160,000	2,215,229
Series 2002-CP5 A2 4.940%, 12/15/35	2,065,000	2,105,906
Series 2003-C3 A5 3.936%, 5/15/38	2,220,000	2,161,064
Series 2004-C2 A1 3.819%, 5/15/36	409,408	402,745
Series 2004-C4 A6 4.691%, 10/15/39	600,000	548,583
Series 2004-C5 A4 4.829%, 11/15/37	1,000,000	955,407
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.820%, 5/15/46(l)	567,500	493,141
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1 A1 0.431%, 2/25/47(l)	247,444	130,444
DLJ Commercial Mortgage Corp.,
Series 2000-CKP1 A1B 7.180%, 11/10/33	1,365,393	1,390,323
EMF-NL B.V.,
Series 2008-1X A1 1.640%, 10/17/39†(l)(m)	1,012,445	1,353,068
Series 2008-1X A3 1.990%, 10/17/41†(l)(m)	500,000	300,162

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series 2008-2X A2 1.740%, 7/17/41†(l)(m)	$1,200,000	$737,541
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA2 1A5 6.000%, 5/25/36	1,481,346	1,167,287
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.583%, 11/15/31(l)	488,925	384,720
First Union National Bank Commercial Mortgage Trust,
Series 2001-C2 A2 6.663%, 1/12/43	1,002,905	1,033,667
Series 2001-C4 A2 6.223%, 12/12/33	1,950,000	2,026,757
GE Capital Commercial Mortgage Corp.,
Series 2004-C3 A3 4.865%, 7/10/39(l)	600,000	605,312
Series 2007-C1 A4 5.543%, 12/10/49	1,500,000	1,291,808
GMAC Commercial Mortgage Securities, Inc.,
Series 2000-C2 A2 7.455%, 8/16/33(l)	568,148	576,064
Series 2000-C3 A2 6.957%, 9/15/35	1,448,163	1,484,184
Series 2002-C3 A2 4.930%, 7/10/39	2,075,000	2,118,573
Series 2004-C3 A5 4.864%, 12/10/41	700,000	639,767
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1 A4 4.755%, 6/10/36	355,000	358,040
Series 2005-GG3 A4 4.799%, 8/10/42(l)	1,333,000	1,301,713
Series 2006-GG7 A4 5.918%, 7/10/38(l)	1,250,000	1,118,293
Series 2007-GG9 A4 5.444%, 3/10/39	950,000	814,343
GS Mortgage Securities Corp. II,
Series 2001-LIBA A2 6.615%, 2/14/16§	3,000,000	3,173,000
Series 2001-LIBA C 6.733%, 2/14/16§	2,200,000	2,328,464
Series 2004-GG2 A6 5.396%, 8/10/38(l)	1,027,000	1,017,897
Series 2005-GG4 A4 4.761%, 7/10/39	1,000,000	916,691
Series 2006-GG6 A4 5.553%, 4/10/38(l)	1,000,000	884,815
Series 2006-GG8 A2 5.479%, 11/10/39	750,000	760,292
GSR Mortgage Loan Trust,
Series 2004-9 4A1 3.302%, 8/25/34(l)	1,152,394	1,013,189
Series 2005-AR4 6A1 5.250%, 7/25/35(l)	4,683,020	4,343,467
Series 2005-AR6 2A1 3.336%, 9/25/35(l)	1,577,437	1,413,153
Hilton Hotel Pool Trust,
Series 2000-HLTA B 0.731%, 10/3/15(l)§	5,600,000	5,591,839
Series 2000-HLTA C 7.458%, 10/3/15§	3,000,000	3,144,189

	Principal Amount	Value (Note 1)

Homebanc Mortgage Trust,
Series 2005-4 A1 0.501%, 10/25/35(l)	$738,539	$394,982
Impac CMB Trust,
Series 2003-8 2A1 1.131%, 10/25/33(b)(l)	161,219	123,891
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-C1 A3 5.857%, 10/12/35	1,600,000	1,654,853
Series 2001-CIB2 A3 6.429%, 4/15/35	395,000	408,902
Series 2001-CIBC A3 6.260%, 3/15/33	1,397,261	1,430,908
Series 2003-CB7 A4 4.879%, 1/12/38(l)	2,500,000	2,504,757
Series 2004-CB8 A1A 4.158%, 1/12/39§	958,345	925,415
Series 2005-LDP1 A3 4.865%, 3/15/46	2,000,000	1,997,312
Series 2005-LDP3 A4B 4.996%, 8/15/42(l)	1,275,000	1,005,896
Series 2005-LDP4 A3A1 4.871%, 10/15/42	700,000	702,530
Series 2006-CB15 A4 5.814%, 6/12/43(l)	785,000	753,734
Series 2006-LDP9 A1S 5.284%, 5/15/47	1,386,205	1,406,579
Series 2007-CB18 A4 5.440%, 6/12/47	1,350,000	1,156,848
Series 2007-LD12 A2 5.827%, 2/15/51	1,000,000	1,013,141
JP Morgan Mortgage Trust,
Series 2006-S2 2A2 5.875%, 7/25/36	223,289	184,566
Series 2007-A1 3A3 5.004%, 7/25/35(l)	1,100,908	974,870
Series 2007-S1 1A2 5.500%, 3/25/22	227,026	197,034
LB-UBS Commercial Mortgage Trust,
Series 2002-C2 A4 5.594%, 6/15/31	2,089,000	2,169,936
Series 2003-C7 A2 4.064%, 9/15/27(l)	290,211	288,707
Series 2004-C2 A4 4.367%, 3/15/36	1,800,000	1,736,865
Series 2004-C7 A1A 4.475%, 10/15/29	1,913,367	1,852,440
Series 2004-C8 A4 4.510%, 12/15/29	1,300,000	1,309,392
Series 2005-C7 A4 5.197%, 11/15/30(l)	300,000	295,111
Series 2007-C1 A4 5.424%, 2/15/40	4,000,000	3,285,536
Series 2007-C6 A4 5.858%, 7/15/40(l)	1,500,000	1,300,448
Series 2007-C7 A3 5.866%, 9/15/45(l)	3,640,000	3,131,155
MASTR Alternative Loans Trust,
Series 2004-4 1A1 5.500%, 5/25/34	794,496	766,440

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 2.067%, 12/25/32(l)	$261,101	$238,332
Series 2005-A10 A 0.441%, 2/25/36(l)	2,006,023	1,322,602
Merrill Lynch Mortgage Trust,
Series 2004-KEY2 A4 4.864%, 8/12/39(l)	900,000	885,025
Series 2007-C1 A4 5.828%, 6/12/50(l)	1,000,000	836,514
Series 2008-C1 A3 5.710%, 2/12/51	300,000	288,467
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-5 A4 5.378%, 8/12/48	2,700,000	2,012,742
Series 2007-6 A4 5.485%, 3/12/51(l)	150,000	121,027
Morgan Stanley Capital I, Inc.,
Series 2004-IQ8 A5 5.110%, 6/15/40(l)	600,000	580,967
Series 2005-HQ5 A4 5.168%, 1/14/42	1,194,000	1,185,344
Series 2005-IQ9 A5 4.700%, 7/15/56	1,875,000	1,807,670
Series 2006-HQ8 A3 5.438%, 3/12/44(l)	667,000	671,150
Series 2007-HQ12 A2 5.632%, 4/12/49(l)	350,000	341,353
Series 2007-HQ13 A1 5.357%, 12/15/44	3,408,356	3,469,128
Series 2007-IQ14 A2 5.610%, 4/15/49	1,000,000	1,009,374
Series 2007-IQ15 A4 5.880%, 6/11/49(l)	3,450,000	2,820,654
Series 2007-T25 A3 5.514%, 11/12/49(l)	1,500,000	1,359,566
Series 2007-T27 A4 5.650%, 6/11/42(l)	1,210,000	1,160,456
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP5 A4 6.390%, 10/15/35	614,772	641,657
Series 2002-IQ2 A4 5.740%, 12/15/35	1,751,841	1,817,833
Residential Accredit Loans, Inc.,
Series 2003-QR19 CB1 5.750%, 10/25/33	15,067	14,487
Series 2006-QS2 1A9 5.500%, 2/25/36	1,312,190	876,298
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2001-C2 A3 6.499%, 11/13/36	2,208,852	2,298,659
Sequoia Mortgage Trust,
Series 10 2A1 0.613%, 10/20/27(l)	69,285	55,745
Series 2003-4 2A1 0.583%, 7/20/33(l)	173,271	131,974
Station Place Securitization Trust,
Series 2009-1 A 1.731%, 1/25/40(l)§	2,785,000	2,771,075
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS 1A1 0.551%, 10/25/35(l)	494,504	283,244

	Principal Amount	Value (Note 1)

Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5 A1 0.483%, 7/19/35(l)	$416,964	$255,496
Series 2005-AR5 A2 0.483%, 7/19/35(l)	2,046,626	1,481,684
Series 2006-AR3 12A1 0.451%, 5/25/36(l)	1,792,787	956,737
Thornburg Mortgage Securities Trust,
Series 2007-1 A3A 0.331%, 3/25/37(l)	1,325,351	1,176,218
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A3 6.072%, 8/15/39(l)	985,000	1,023,381
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8 A4 4.964%, 11/15/35(l)	2,300,000	2,188,738
Series 2004-C11 A5 5.215%, 1/15/41(l)	975,000	953,400
Series 2005-C17 APB 5.037%, 3/15/42	1,530,000	1,549,893
Series 2005-C20 A6A 5.110%, 7/15/42(l)	2,290,000	2,333,831
Series 2005-C22 A4 5.265%, 12/15/44(l)	1,320,000	1,288,012
Series 2007-C31 A2 5.421%, 4/15/47	1,500,000	1,508,247
Series 2007-C33 A4 5.902%, 2/15/51(l)	3,465,000	3,043,027
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR9 1A 1.944%, 8/25/42(l)	98,122	68,813
Series 2003-AR1 A5 3.640%, 3/25/33(l)	853,210	761,916
Series 2005-AR7 A4 4.906%, 8/25/35(l)	761,327	642,090
Series 2007-OA4 1A 1.314%, 5/25/47(l)	547,714	287,731
Series 2007-OA5 1A 1.294%, 6/25/47(l)	429,160	238,073
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR12 2A4 3.418%, 7/25/35(l)	1,230,481	1,166,315
Series 2006-AR12 2A1 6.100%, 9/25/36(l)	700,467	594,940

		175,306,939

Total Asset-Backed and Mortgage-Backed Securities		288,820,291

Corporate Bonds (28.6%)
Consumer Discretionary (1.0%)
Automobiles (0.0%)
Daimler Finance N.A. LLC
6.500%, 11/15/13	1,319,000	1,445,934

Hotels, Restaurants & Leisure (0.1%)
International Game Technology
7.500%, 6/15/19	75,000	81,272
Marriott International, Inc.
5.625%, 2/15/13	250,000	256,528

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

McDonald’s Corp.
5.000%, 2/1/19	$2,500,000	$2,613,005
6.300%, 3/1/38	682,000	752,285
Yum! Brands, Inc.
4.250%, 9/15/15	250,000	250,751
5.300%, 9/15/19	150,000	150,661
6.875%, 11/15/37	100,000	108,049

		4,212,551

Household Durables (0.0%)
Fortune Brands, Inc.
3.000%, 6/1/12	250,000	247,778
Toll Brothers Finance Corp.
8.910%, 10/15/17	200,000	227,071
6.750%, 11/1/19	125,000	122,424
Whirlpool Corp.
8.000%, 5/1/12	115,000	124,591
8.600%, 5/1/14	50,000	56,613

		778,477

Media (0.7%)
CBS Corp.
8.875%, 5/15/19	125,000	149,541
7.875%, 7/30/30	823,000	887,639
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	489,000	563,669
Comcast Cable Holdings LLC
7.875%, 8/1/13	39,000	44,266
Comcast Corp.
6.500%, 1/15/15	969,000	1,085,623
5.900%, 3/15/16	1,395,000	1,502,302
6.500%, 1/15/17^	1,765,000	1,953,968
5.700%, 5/15/18	300,000	315,375
5.700%, 7/1/19	250,000	262,261
7.050%, 3/15/33	4,000	4,367
6.500%, 11/15/35	370,000	383,639
6.450%, 3/15/37	658,000	678,444
6.950%, 8/15/37	1,879,000	2,047,909
6.550%, 7/1/39	250,000	262,092
COX Communications, Inc.
7.125%, 10/1/12	115,000	127,746
4.625%, 6/1/13	600,000	623,933
8.375%, 3/1/39§	1,100,000	1,369,697
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
7.625%, 5/15/16	414,000	452,295
McGraw-Hill Cos., Inc.
6.550%, 11/15/37	200,000	196,462
News America Holdings, Inc.
9.250%, 2/1/13	957,000	1,116,575
7.750%, 1/20/24	43,000	44,177
8.500%, 2/23/25	232,000	273,280
8.450%, 8/1/34	73,000	82,976
News America, Inc.
7.125%, 4/8/28	82,000	82,391
6.150%, 3/1/37	666,000	662,595
7.850%, 3/1/39	250,000	292,432
Omnicom Group, Inc.
6.250%, 7/15/19	150,000	161,827
TCI Communications, Inc.
7.875%, 2/15/26	246,000	275,752
7.125%, 2/15/28	108,000	112,186

	Principal Amount	Value (Note 1)

Thomson Reuters Corp.
5.700%, 10/1/14	$1,230,000	$1,350,294
4.700%, 10/15/19	150,000	147,761
Time Warner Cable, Inc.
6.200%, 7/1/13	987,000	1,084,176
5.850%, 5/1/17	1,358,000	1,426,815
5.000%, 2/1/20	220,000	213,341
7.300%, 7/1/38	275,000	304,870
6.750%, 6/15/39	250,000	261,826
Time Warner Cos., Inc.
7.570%, 2/1/24	3,000	3,258
Time Warner Entertainment Co. LP
8.375%, 3/15/23	700,000	829,214
Time Warner, Inc.
6.750%, 4/15/11	40,000	42,380
5.875%, 11/15/16	668,000	721,112
7.700%, 5/1/32	1,962,000	2,304,045
Turner Broadcasting System, Inc.
8.375%, 7/1/13	65,000	74,070
Viacom, Inc.
4.375%, 9/15/14	100,000	103,126
5.625%, 9/15/19	350,000	365,436
6.875%, 4/30/36	300,000	324,392
Walt Disney Co.
4.500%, 12/15/13	500,000	531,123
5.500%, 3/15/19	500,000	535,710

		26,638,368

Multiline Retail (0.1%)
Kohl’s Corp.
6.250%, 12/15/17	622,000	688,253
Nordstrom, Inc.
6.750%, 6/1/14	100,000	111,680
Target Corp.
5.125%, 1/15/13	500,000	542,902
6.000%, 1/15/18	500,000	551,844
7.000%, 1/15/38	500,000	583,374

		2,478,053

Specialty Retail (0.1%)
Home Depot, Inc.
5.400%, 3/1/16	1,332,000	1,394,417
Lowe’s Cos., Inc.
5.800%, 10/15/36	655,000	667,501
TJX Cos., Inc.
4.200%, 8/15/15	100,000	104,622
6.950%, 4/15/19	145,000	167,598

		2,334,138

Total Consumer Discretionary		37,887,521

Consumer Staples (1.2%)
Beverages (0.4%)
Anheuser-Busch Cos., Inc.
6.450%, 9/1/37	677,000	715,909
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12§	1,125,000	1,130,271
5.375%, 11/15/14§	3,250,000	3,440,957
4.125%, 1/15/15§	630,000	639,671
5.375%, 1/15/20§	1,130,000	1,152,893
6.375%, 1/15/40§	250,000	260,715

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Bottling Group LLC
6.950%, 3/15/14	$700,000	$805,426
Coca-Cola Co.
5.350%, 11/15/17	650,000	700,195
Coca-Cola Enterprises, Inc.
3.750%, 3/1/12	1,750,000	1,818,840
7.375%, 3/3/14	500,000	579,799
6.750%, 9/15/28	660,000	741,431
Diageo Finance B.V.
3.250%, 1/15/15	200,000	198,669
5.300%, 10/28/15	1,288,000	1,389,665
Dr. Pepper Snapple Group, Inc.
1.700%, 12/21/11	100,000	99,900
2.350%, 12/21/12	100,000	100,106
6.820%, 5/1/18	250,000	280,455
PepsiAmericas, Inc.
4.375%, 2/15/14	250,000	260,104
PepsiCo, Inc.
3.750%, 3/1/14	500,000	516,699
7.900%, 11/1/18	500,000	613,628

		15,445,333

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.
5.300%, 3/15/12	200,000	215,753
5.500%, 3/15/17	200,000	213,456
CVS Caremark Corp.
4.875%, 9/15/14	250,000	264,853
6.250%, 6/1/27	688,000	699,662
CVS Pass-Through Trust
7.507%, 1/10/32(b)§	5,600,000	5,865,944
Delhaize Group
5.875%, 2/1/14	250,000	268,503
Kroger Co.
7.500%, 1/15/14	500,000	570,643
3.900%, 10/1/15	250,000	251,364
6.400%, 8/15/17	250,000	273,106
8.000%, 9/15/29	250,000	300,413
Safeway, Inc.
5.800%, 8/15/12	400,000	432,017
7.250%, 2/1/31	250,000	287,736
Walgreen Co.
4.875%, 8/1/13	200,000	214,769
5.250%, 1/15/19	200,000	212,242
Wal-Mart Stores, Inc.
5.000%, 4/5/12	2,650,000	2,850,695
5.250%, 9/1/35	707,000	695,207

		13,616,363

Food Products (0.3%)
Archer-Daniels-Midland Co.
7.000%, 2/1/31	637,000	725,865
Bunge Ltd. Finance Corp.
8.500%, 6/15/19	85,000	96,892
Campbell Soup Co.
3.375%, 8/15/14	100,000	101,643
4.500%, 2/15/19	540,000	540,377
General Mills, Inc.
6.000%, 2/15/12	1,342,000	1,448,925
H.J. Heinz Co.
5.350%, 7/15/13	400,000	429,994

	Principal Amount	Value (Note 1)

Hershey Co.
4.850%, 8/15/15	$640,000	$670,915
Kellogg Co.
4.250%, 3/6/13	500,000	524,153
Kraft Foods, Inc.
6.250%, 6/1/12	1,346,000	1,450,626
6.500%, 8/11/17	1,980,000	2,148,411
6.125%, 2/1/18	1,702,000	1,789,724
7.000%, 8/11/37	100,000	106,501
Ralcorp Holdings, Inc.
6.625%, 8/15/39§	100,000	97,524

		10,131,550

Household Products (0.1%)
Clorox Co.
5.450%, 10/15/12	1,330,000	1,429,967
3.550%, 11/1/15	100,000	98,864
Kimberly-Clark Corp.
6.625%, 8/1/37	100,000	114,926
Procter & Gamble Co.
4.600%, 1/15/14	600,000	638,866
4.700%, 2/15/19	200,000	204,737
5.550%, 3/5/37	684,000	706,413

		3,193,773

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	200,000	217,980

Tobacco (0.1%)
Altria Group, Inc.
8.500%, 11/10/13	1,340,000	1,548,544
9.950%, 11/10/38	500,000	651,755
Philip Morris International, Inc.
6.875%, 3/17/14^	775,000	878,167
5.650%, 5/16/18	1,352,000	1,421,736
Reynolds American, Inc.
6.750%, 6/15/17	400,000	414,242

		4,914,444

Total Consumer Staples		47,519,443

Energy (1.7%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	105,000	111,850
5.700%, 10/15/39	250,000	243,337
Halliburton Co.
5.500%, 10/15/10	330,000	343,426
6.700%, 9/15/38	300,000	338,866
Rowan Cos., Inc.
7.875%, 8/1/19	130,000	144,637
Transocean, Inc.
6.000%, 3/15/18	673,000	718,051
6.800%, 3/15/38	200,000	223,640
Weatherford International Ltd.
5.500%, 2/15/16	649,000	664,455
9.625%, 3/1/19	250,000	311,676

		3,099,938

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Oil, Gas & Consumable Fuels (1.6%)
Alberta Energy Co., Ltd.
8.125%, 9/15/30	$628,000	$756,859
Anadarko Petroleum Corp.
5.950%, 9/15/16	640,000	692,286
6.450%, 9/15/36	250,000	261,092
Apache Corp.
6.000%, 1/15/37	682,000	725,683
Buckeye Partners LP
5.500%, 8/15/19	150,000	149,548
Canadian Natural Resources Ltd.
5.700%, 5/15/17	1,889,000	2,018,200
6.250%, 3/15/38	250,000	258,734
Cenovus Energy, Inc.
6.750%, 11/15/39§	1,300,000	1,417,070
Chevron Corp.
3.450%, 3/3/12	3,220,000	3,346,604
4.950%, 3/3/19	250,000	263,342
ConocoPhillips
4.400%, 5/15/13	2,602,000	2,745,352
4.600%, 1/15/15	2,830,000	3,005,432
5.750%, 2/1/19	500,000	547,273
7.000%, 3/30/29	9,000	9,963
Devon Financing Corp. ULC
6.875%, 9/30/11	1,362,000	1,479,561
7.875%, 9/30/31	142,000	177,914
Enbridge Energy Partners LP
9.875%, 3/1/19	250,000	316,561
Enbridge, Inc.
5.800%, 6/15/14	500,000	541,715
EnCana Corp.
4.750%, 10/15/13	656,000	689,161
6.500%, 5/15/19^	2,645,000	2,958,795
EnCana Holdings Finance Corp.
5.800%, 5/1/14	120,000	131,004
Energy Transfer Partners LP
6.000%, 7/1/13	500,000	534,592
9.000%, 4/15/19	500,000	595,989
Enterprise Products Operating LLC
9.750%, 1/31/14	375,000	447,554
6.650%, 10/15/34	250,000	257,999
EOG Resources, Inc.
5.625%, 6/1/19	125,000	132,792
Gaz Capital S.A.
8.146%, 4/11/18§	1,800,000	1,896,750
Hess Corp.
7.300%, 8/15/31	659,000	748,878
Husky Energy, Inc.
5.900%, 6/15/14	85,000	92,654
7.250%, 12/15/19	50,000	57,780
Kinder Morgan Energy Partners LP
6.750%, 3/15/11	5,430,000	5,742,420
5.000%, 12/15/13	200,000	209,962
5.625%, 2/15/15	65,000	69,899
6.000%, 2/1/17	200,000	209,983
6.850%, 2/15/20	145,000	160,845
5.800%, 3/1/21	10,600,000	10,933,190
7.400%, 3/15/31	200,000	218,575
6.950%, 1/15/38	200,000	213,153
Magellan Midstream Partners LP
6.550%, 7/15/19	150,000	162,827

	Principal Amount	Value (Note 1)

Marathon Oil Corp.
7.500%, 2/15/19	$500,000	$577,058
6.600%, 10/1/37	200,000	212,159
Nabors Industries, Inc.
9.250%, 1/15/19	300,000	367,415
Nexen, Inc.
6.200%, 7/30/19	30,000	31,744
5.875%, 3/10/35	672,000	634,410
7.500%, 7/30/39	120,000	137,573
Occidental Petroleum Corp.
7.000%, 11/1/13	200,000	229,797
4.125%, 6/1/16	150,000	151,098
ONEOK Partners LP
8.625%, 3/1/19	350,000	422,378
PC Financial Partnership
5.000%, 11/15/14	500,000	524,262
Pemex Project Funding Master Trust
6.625%, 6/15/35	670,000	637,941
Petrobras International Finance Co.
5.875%, 3/1/18^	125,000	126,051
7.875%, 3/15/19	750,000	864,609
5.750%, 1/20/20^	3,330,000	3,387,566
6.875%, 1/20/40	250,000	256,900
Petroleos Mexicanos
4.875%, 3/15/15§	250,000	249,075
8.000%, 5/3/19	500,000	578,750
Plains All American Pipeline LP
6.650%, 1/15/37	678,000	691,723
Shell International Finance B.V.
4.000%, 3/21/14	2,425,000	2,530,563
6.375%, 12/15/38	500,000	563,689
Spectra Energy Capital LLC
6.200%, 4/15/18	350,000	371,705
Statoil ASA
5.250%, 4/15/19	150,000	158,992
Suncor Energy, Inc.
6.850%, 6/1/39	500,000	550,856
Talisman Energy, Inc.
7.750%, 6/1/19	75,000	88,081
Trans-Canada Pipelines Ltd.
7.125%, 1/15/19	700,000	818,453
6.200%, 10/15/37	250,000	264,013
7.625%, 1/15/39	500,000	615,804
Transcontinental Gas Pipe Line Corp.
Series B 8.875%, 7/15/12	1,000,000	1,146,167
Valero Energy Corp.
7.500%, 4/15/32	616,000	633,483
Williams Cos., Inc.
8.750%, 1/15/20	500,000	596,486
XTO Energy, Inc.
6.250%, 4/15/13	500,000	550,682
6.250%, 8/1/17	270,000	305,730
6.500%, 12/15/18	250,000	285,675
6.750%, 8/1/37	1,002,000	1,180,248

		65,919,127

Total Energy		69,019,065

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Financials (18.3%)
Capital Markets (2.7%)
Bank of New York Mellon Corp.
4.300%, 5/15/14	$145,000	$152,607
Bear Stearns Cos. LLC
6.950%, 8/10/12	2,500,000	2,793,190
5.300%, 10/30/15	829,000	876,799
7.250%, 2/1/18	2,000,000	2,295,706
Bear Stearns Cos., Inc.
0.684%, 7/19/10(l)	541,000	541,927
BlackRock, Inc.
3.500%, 12/10/14	200,000	197,489
5.000%, 12/10/19	300,000	294,804
Charles Schwab Corp.
4.950%, 6/1/14	125,000	131,867
Deutsche Bank AG/London
5.375%, 10/12/12	2,693,000	2,907,242
Goldman Sachs Capital I
6.345%, 2/15/34	381,000	356,715
Goldman Sachs Capital II
5.793%, 12/29/49(l)	1,095,000	848,625
Goldman Sachs Group, Inc.
1.700%, 3/15/11	250,000	252,772
1.625%, 7/15/11	1,352,000	1,364,092
2.150%, 3/15/12	250,000	254,052
3.250%, 6/15/12	2,712,000	2,817,589
3.625%, 8/1/12	180,000	185,455
5.450%, 11/1/12	2,690,000	2,892,232
5.250%, 10/15/13	1,518,000	1,612,136
6.000%, 5/1/14	75,000	82,033
5.125%, 1/15/15	1,826,000	1,918,675
6.150%, 4/1/18	1,600,000	1,712,798
5.950%, 1/15/27	810,000	779,001
6.125%, 2/15/33	699,000	701,958
6.750%, 10/1/37	700,000	719,521
Jefferies Group, Inc.
8.500%, 7/15/19	300,000	327,939
Lehman Brothers Holdings, Inc.
0.000%, 12/23/09(h)(s)	10,200,000	1,989,000
5.625%, 1/24/13(h)(s)	5,000,000	1,025,000
6.750%, 12/28/17(h)(s)	1,297,000	389
Macquarie Bank Ltd.
3.300%, 7/17/14§	12,900,000	12,930,650
Merrill Lynch & Co., Inc.
0.485%, 6/5/12(l)^	1,500,000	1,455,177
6.050%, 8/15/12	700,000	749,862
6.150%, 4/25/13	2,774,000	2,968,616
5.700%, 5/2/17	1,500,000	1,470,258
6.400%, 8/28/17	13,000,000	13,680,914
Morgan Stanley
5.050%, 1/21/11	715,000	741,588
6.750%, 4/15/11	240,000	254,276
3.250%, 12/1/11	2,700,000	2,800,777
0.534%, 1/9/12(l)	3,400,000	3,361,505
5.625%, 1/9/12	3,335,000	3,519,499
2.250%, 3/13/12	250,000	253,944
5.300%, 3/1/13	2,543,000	2,680,309
6.000%, 5/13/14	200,000	215,040
4.200%, 11/20/14	5,250,000	5,253,664
6.000%, 4/28/15	10,300,000	10,971,787
0.764%, 10/15/15(l)	4,800,000	4,501,330

	Principal Amount	Value (Note 1)

5.375%, 10/15/15	$1,000,000	$1,033,256
5.550%, 4/27/17	100,000	100,443
5.950%, 12/28/17	2,700,000	2,784,888
7.300%, 5/13/19	200,000	224,586
Northern Trust Corp.
4.625%, 5/1/14	65,000	69,265
Piper Jaffray Cos.
4.351%, 12/31/10(b)(l)§	5,000,000	5,000,000
Raymond James Financial, Inc.
8.600%, 8/15/19	600,000	649,113

		107,702,360

Commercial Banks (6.9%)
American Express Bank FSB
3.150%, 12/9/11	750,000	775,101
Bank of Scotland plc
7.700%, 8/15/10(b)§	7,300,000	7,409,047
0.317%, 12/8/10(l)§	8,000,000	7,853,968
5.250%, 2/21/17(b)§	8,200,000	8,131,563
Barclays Bank plc
5.000%, 9/22/16	500,000	510,906
6.750%, 5/22/19	400,000	446,173
5.926%, 9/29/49(l)§	1,300,000	975,000
7.434%, 9/29/49(l)§	1,795,000	1,633,450
BB&T Corp.
3.375%, 9/25/13	400,000	403,152
5.250%, 11/1/19	655,000	631,261
Citibank N.A.
1.375%, 8/10/11	8,800,000	8,823,329
1.250%, 9/22/11	300,000	300,508
1.875%, 5/7/12	500,000	502,660
1.750%, 12/28/12	3,770,000	3,736,832
Commonwealth Bank of Australia
0.704%, 7/12/13(l)§	12,800,000	12,756,237
Credit Suisse/New York
3.450%, 7/2/12	250,000	257,151
5.000%, 5/15/13	15,840,000	16,892,330
5.500%, 5/1/14	300,000	325,560
6.000%, 2/15/18^	464,000	485,501
Dexia Credit Local S.A.
1.875%, 9/30/11	13,900,000	13,945,870
Fifth Third Bancorp
8.250%, 3/1/38	1,400,000	1,331,105
GMAC, Inc.
1.750%, 10/30/12	500,000	496,745
2.200%, 12/19/12	500,000	503,066
HBOS plc
6.750%, 5/21/18^§	1,400,000	1,299,068
HSBC Capital Funding LP/Jersey Channel Islands
4.610%, 12/31/49(l)§	550,000	469,473
HSBC Holdings plc
6.500%, 5/2/36	700,000	734,177
JPMorgan Chase Bank N.A.
6.000%, 7/5/17	1,620,000	1,716,729
6.000%, 10/1/17	3,610,000	3,865,133
KeyBank N.A.
5.700%, 8/15/12	400,000	411,779
7.413%, 5/6/15	400,000	408,149
KeyCorp
6.500%, 5/14/13	1,302,000	1,343,844
Kreditanstalt fuer Wiederaufbau
3.250%, 2/15/11	3,000,000	3,108,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

3.250%, 3/15/13		$2,705,000	$2,784,849
4.875%, 1/17/17		2,724,000	2,910,256
(Zero Coupon), 4/18/36		1,824,000	476,730
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 1/13/12		500,000	531,310
Landwirtschaftliche Rentenbank
4.875%, 2/14/11		2,675,000	2,789,051
5.250%, 7/2/12		645,000	696,874
4.125%, 7/15/13		190,000	200,322
Lloyds TSB Bank plc
2.300%, 4/1/11§		7,000,000	7,096,131
1.287%, 4/2/12(l)§		3,800,000	3,863,490
Marshall & Ilsley Corp.
5.350%, 4/1/11		1,453,000	1,442,451
National Australia Bank Ltd.
5.350%, 6/12/13§		9,100,000	9,794,703
New York Community Bank
3.000%, 12/16/11		5,950,000	6,110,704
NIBC Bank N.V.
2.800%, 12/2/14(b)§		8,200,000	7,979,272
PNC Bank N.A.
4.875%, 9/21/17		1,250,000	1,182,759
Rabobank Nederland N.V.
11.000%, 6/29/49(l)§		624,000	760,814
Regions Bank/Alabama
7.500%, 5/15/18		3,700,000	3,382,303
Regions Financial Corp.
7.750%, 11/10/14		500,000	493,112
Royal Bank of Scotland Group plc
0.514%, 3/30/12(l)§		17,900,000	17,844,134
2.625%, 5/11/12§		490,000	497,016
5.050%, 1/8/15		2,100,000	1,821,670
6.400%, 10/21/19		375,000	373,796
Sumitomo Mitsui Banking Corp.
1.049%, 6/29/49(l)	JPY	200,000,000	2,055,391
5.625%, 7/29/49(l)§		$300,000	285,979
Svenska Handelsbanken AB
1.254%, 9/14/12(l)§		1,400,000	1,392,751
U.S. Bancorp
4.200%, 5/15/14		1,000,000	1,038,041
UBS AG/Connecticut
1.501%, 9/29/11(l)		13,000,000	12,967,942
5.875%, 12/20/17		700,000	719,384
5.750%, 4/25/18		1,600,000	1,628,816
Union Planters Corp.
7.750%, 3/1/11		1,000,000	994,248
USB Capital XIII Trust
6.625%, 12/15/39		125,000	127,043
Wachovia Bank N.A.
4.875%, 2/1/15		1,250,000	1,276,605
5.000%, 8/15/15		2,500,000	2,554,240
6.600%, 1/15/38		750,000	791,609
Wachovia Corp.
0.374%, 3/15/11(l)		1,500,000	1,496,028
0.413%, 4/23/12(l)		1,100,000	1,084,650
5.500%, 5/1/13		2,400,000	2,549,599
5.700%, 8/1/13		1,381,000	1,485,322
5.625%, 10/15/16		1,340,000	1,370,139
0.524%, 6/15/17(l)		5,900,000	5,263,437
Wells Fargo & Co.
3.000%, 12/9/11		675,000	696,849

	Principal Amount	Value (Note 1)

5.250%, 10/23/12	$1,335,000	$1,425,211
4.375%, 1/31/13	7,600,000	7,893,968
3.750%, 10/1/14	800,000	797,643
5.625%, 12/11/17	665,000	691,704
Series K 7.980%, 12/31/49(l)	8,000,000	8,020,000
Wells Fargo Bank N.A.
5.750%, 5/16/16	2,750,000	2,850,878
Series AI 4.750%, 2/9/15	5,700,000	5,812,250
Westpac Banking Corp.
3.250%, 12/16/11§	17,700,000	18,274,011
2.250%, 11/19/12	6,500,000	6,484,673
4.875%, 11/19/19	200,000	197,401
Westpac Securities NZ Ltd.
3.450%, 7/28/14§	12,900,000	12,984,934

		280,725,360

Consumer Finance (1.6%)
American Express Co.
7.250%, 5/20/14	250,000	282,093
7.000%, 3/19/18	15,968,000	17,585,111
8.125%, 5/20/19	250,000	296,265
American Express Credit Corp.
5.125%, 8/25/14^	1,000,000	1,053,733
American Honda Finance Corp.
1.003%, 6/20/11(l)§	12,000,000	12,000,972
Capital One Financial Corp.
7.375%, 5/23/14	125,000	141,529
Discover Financial Services
6.450%, 6/12/17	704,000	658,899
Ford Motor Credit Co. LLC
9.750%, 9/15/10	2,700,000	2,785,992
HSBC Finance Corp.
0.634%, 7/19/12(l)	10,000,000	9,643,140
6.375%, 11/27/12	5,024,000	5,471,302
4.750%, 7/15/13	2,732,000	2,844,673
0.534%, 1/15/14(l)	4,200,000	3,941,419
5.000%, 6/30/15	685,000	707,608
0.686%, 6/1/16(l)	500,000	456,760
International Lease Finance Corp.
5.450%, 3/24/11	1,304,000	1,201,806
5.650%, 6/1/14	1,356,000	1,024,809
PACCAR Financial Corp.
1.950%, 12/17/12	200,000	197,930
SLM Corp.
0.442%, 7/26/10(l)	2,300,000	2,250,969
5.400%, 10/25/11	644,000	643,431
0.582%, 1/27/14(l)	885,000	682,693

		63,871,134

Diversified Financial Services (4.5%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	2,180,000	2,327,093
Ameriprise Financial, Inc.
7.300%, 6/28/19	90,000	100,085
Bank of America Corp.
2.100%, 4/30/12	1,000,000	1,009,231
3.125%, 6/15/12	1,350,000	1,398,866
4.750%, 8/15/13	2,970,000	3,018,458
0.584%, 9/15/14(l)	1,450,000	1,351,841

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

6.500%, 8/1/16		$1,000,000	$1,075,322
5.625%, 10/14/16^		2,300,000	2,332,090
6.000%, 9/1/17		820,000	851,098
Bank of America N.A.
5.300%, 3/15/17		1,500,000	1,470,135
6.000%, 10/15/36		750,000	724,744
Belvoir Land LLC,
Series A-1 5.270%, 12/15/47§		167,000	114,166
Boeing Capital Corp.
6.500%, 2/15/12		1,334,000	1,458,968
BP Capital Markets plc
1.550%, 8/11/11		150,000	151,086
5.250%, 11/7/13		750,000	816,922
3.625%, 5/8/14		250,000	255,751
3.875%, 3/10/15		150,000	154,112
BTM Curacao Holdings N.V.
1.116%, 11/29/49(l)	JPY	100,000,000	1,065,002
Cantor Fitzgerald LP
7.875%, 10/15/19§		$900,000	880,790
Capital One Capital IV
6.745%, 2/17/37(l)		692,000	574,360
Capital One Capital VI
8.875%, 5/15/40		300,000	319,500
Caterpillar Financial Services Corp.
5.125%, 10/12/11		326,000	346,013
4.250%, 2/8/13		1,342,000	1,397,404
7.150%, 2/15/19		300,000	346,916
CDP Financial, Inc.
3.000%, 11/25/14§		3,345,000	3,264,084
Citigroup Funding, Inc.
1.375%, 5/5/11		500,000	503,198
2.125%, 7/12/12^		2,290,000	2,307,683
1.875%, 10/22/12		5,200,000	5,180,354
2.250%, 12/10/12		500,000	503,925
Citigroup, Inc.
6.500%, 1/18/11		2,873,000	3,004,339
0.361%, 5/18/11(l)		4,100,000	4,029,947
2.875%, 12/9/11		679,000	699,369
2.125%, 4/30/12		1,200,000	1,212,850
5.500%, 4/11/13^		19,200,000	19,905,888
6.375%, 8/12/14		1,000,000	1,046,907
5.000%, 9/15/14		750,000	723,018
0.558%, 11/5/14(l)		3,690,000	3,328,982
6.000%, 8/15/17		430,000	429,835
6.125%, 5/15/18		2,693,000	2,707,564
8.500%, 5/22/19		600,000	692,852
5.850%, 12/11/34		1,499,000	1,322,520
8.125%, 7/15/39		155,000	174,940
CME Group, Inc.
5.750%, 2/15/14		300,000	328,131
ConocoPhillips Canada Funding Co. I
5.950%, 10/15/36		614,000	618,867
Credit Suisse FB USA, Inc.
5.125%, 8/15/15		2,620,000	2,785,639
Credit Suisse USA, Inc.
5.250%, 3/2/11		1,354,000	1,418,486
Equifax, Inc.
4.450%, 12/1/14		100,000	100,502

	Principal Amount		Value (Note 1)

General Electric Capital Corp.
3.000%, 12/9/11		$1,354,000	$1,395,733
5.875%, 2/15/12		4,002,000	4,287,643
2.250%, 3/12/12		23,550,000	23,891,240
0.404%, 4/10/12(l)^		13,665,000	13,367,390
2.200%, 6/8/12		1,000,000	1,014,025
2.000%, 9/28/12		2,950,000	2,953,817
2.125%, 12/21/12		9,510,000	9,518,816
2.625%, 12/28/12		1,000,000	1,018,413
5.900%, 5/13/14		150,000	162,161
5.400%, 2/15/17		1,308,000	1,334,933
6.750%, 3/15/32		1,597,000	1,628,245
5.875%, 1/14/38		1,366,000	1,264,756
5.500%, 9/15/67(l)§	EUR	10,400,000	11,479,868
6.375%, 11/15/67(l)^		$905,000	785,088
Irwin Land LLC
Series A-1 5.030%, 12/15/25§		217,000	183,652
Series A-2 5.300%, 12/15/35§		395,000	305,552
John Deere Capital Corp.
7.000%, 3/15/12		600,000	665,602
2.875%, 6/19/12		300,000	309,143
5.250%, 10/1/12		200,000	215,987
4.500%, 4/3/13		500,000	524,939
5.750%, 9/10/18		300,000	325,294
JPMorgan Chase & Co.
3.125%, 12/1/11		2,706,000	2,800,661
0.378%, 12/21/11(l)		2,700,000	2,688,363
6.625%, 3/15/12		2,661,000	2,904,912
0.431%, 11/1/12(l)		1,500,000	1,475,233
4.650%, 6/1/14		250,000	263,360
6.000%, 1/15/18		674,000	724,547
7.900%, 4/29/49(l)		982,000	1,012,894
JPMorgan Chase Capital XV
5.875%, 3/15/35		693,000	616,825
JPMorgan Chase Capital XVIII
6.950%, 8/17/36		671,000	651,899
JPMorgan Chase Capital XXV
6.800%, 10/1/37		3,201,000	3,180,392
JPMorgan Chase Capital XXVII
7.000%, 11/1/39		500,000	504,256
National Rural Utilities Cooperative Finance Corp.
7.250%, 3/1/12		2,604,000	2,862,416
Pemex Finance Ltd.
9.030%, 2/15/11		7,500	7,828
Private Export Funding Corp.
4.300%, 12/15/21		200,000	190,531
Santander Perpetual S.A.U.
6.671%, 10/29/49(l)§		3,500,000	3,145,860
UFJ Finance Aruba AEC
6.750%, 7/15/13		310,000	345,141
Unilever Capital Corp.
4.800%, 2/15/19		750,000	769,844

			180,607,092

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Insurance (2.0%)
ACE INA Holdings, Inc.
5.600%, 5/15/15	$250,000	$268,278
5.900%, 6/15/19	50,000	53,792
Aflac, Inc.
8.500%, 5/15/19	150,000	172,798
6.900%, 12/17/39	55,000	54,184
Allstate Corp.
6.200%, 5/16/14	200,000	221,183
7.450%, 5/16/19	100,000	116,182
5.950%, 4/1/36	634,000	641,103
6.125%, 5/15/37(l)	444,000	386,280
American International Group, Inc.
0.321%, 1/29/10(l)§	10,400,000	10,392,855
5.600%, 10/18/16	1,000,000	827,536
8.250%, 8/15/18^	1,200,000	1,126,620
6.250%, 5/1/36	700,000	519,761
8.175%, 5/15/58(l)	17,500,000	11,550,000
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12	500,000	523,985
4.750%, 5/15/12^	228,000	243,063
5.000%, 8/15/13	600,000	645,183
4.850%, 1/15/15	600,000	642,387
Chubb Corp.
5.750%, 5/15/18^	1,250,000	1,327,064
6.375%, 3/29/67(l)	937,000	871,410
CNA Financial Corp.
7.350%, 11/15/19	120,000	120,140
Hartford Financial Services Group, Inc.
6.100%, 10/1/41	592,000	473,116
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	100,000	101,568
Lincoln National Corp.
8.750%, 7/1/19	150,000	171,391
6.250%, 2/15/20	50,000	49,274
6.050%, 4/20/67(l)	607,000	470,425
Markel Corp.
7.125%, 9/30/19	100,000	103,256
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	290,000	296,588
5.750%, 9/15/15	75,000	78,245
MetLife, Inc.
6.125%, 12/1/11	272,000	292,408
6.750%, 6/1/16	500,000	559,920
5.700%, 6/15/35	244,000	240,969
6.400%, 12/15/36	2,000,000	1,750,000
Metropolitan Life Global Funding I
0.431%, 5/18/10(l)§	1,500,000	1,498,997
0.504%, 3/15/12(l)§	12,620,000	12,430,056
2.875%, 9/17/12§	1,725,000	1,738,536
5.125%, 4/10/13§	2,450,000	2,595,506
5.125%, 6/10/14§	775,000	820,180
Monumental Global Funding Ltd.
0.413%, 6/16/10(l)§	2,080,000	2,066,480
New York Life Global Funding
4.650%, 5/9/13§	11,900,000	12,499,391
Principal Life Income Funding Trusts
5.125%, 3/1/11	2,642,000	2,718,219
Progressive Corp.
6.700%, 6/15/37(l)	717,000	634,451
Protective Life Corp.
7.375%, 10/15/19	200,000	200,432
8.450%, 10/15/39	100,000	96,470

	Principal Amount	Value (Note 1)

Prudential Financial, Inc.
4.500%, 7/15/13	$1,319,000	$1,333,917
6.200%, 1/15/15	45,000	48,414
6.000%, 12/1/17	1,244,000	1,283,441
Reinsurance Group of America, Inc.
6.450%, 11/15/19	100,000	99,672
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	1,228,000	1,199,822
Teachers Insurance & Annuity Association of America
6.850%, 12/16/39§	870,000	899,352
Transatlantic Holdings, Inc.
8.000%, 11/30/39	200,000	203,624
Travelers Cos., Inc.
5.800%, 5/15/18	500,000	532,865
6.250%, 3/15/37(l)	1,012,000	921,922
6.250%, 6/15/37	250,000	264,275
Willis North America, Inc.
5.625%, 7/15/15	665,000	651,268

		80,028,254

Real Estate Investment Trusts (REITs) (0.2%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	150,000	152,167
Boston Properties LP
5.875%, 10/15/19	300,000	300,939
Duke Realty LP
6.250%, 5/15/13	100,000	100,572
Equity One, Inc.
6.250%, 12/15/14	100,000	98,382
ERP Operating LP
6.625%, 3/15/12	133,000	142,017
5.125%, 3/15/16	500,000	487,411
HCP, Inc.
6.000%, 1/30/17	300,000	282,331
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	200,000	198,114
Hospitality Properties Trust
7.875%, 8/15/14	1,100,000	1,135,605
5.625%, 3/15/17	250,000	216,465
HRPT Properties Trust
6.650%, 1/15/18	100,000	91,704
Kimco Realty Corp.
6.875%, 10/1/19	100,000	101,686
Mack-Cali Realty LP
7.750%, 8/15/19	250,000	258,689
ProLogis
7.625%, 8/15/14	150,000	156,858
7.375%, 10/30/19	200,000	197,281
Simon Property Group LP
5.300%, 5/30/13	1,319,000	1,360,951
6.750%, 5/15/14	215,000	229,121
5.100%, 6/15/15	658,000	649,974
Ventas Realty LP/Ventas Capital Corp.
7.125%, 6/1/15	2,248,000	2,248,000
6.750%, 4/1/17	760,000	735,300

		9,143,567

Thrifts & Mortgage Finance (0.4%)
Abbey National Treasury Services plc/London
3.875%, 11/10/14§	5,200,000	5,218,507

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Achmea Hypotheekbank N.V.
3.200%, 11/3/14§	$2,160,000	$2,155,818
Sovereign Bancorp, Inc.
2.500%, 6/15/12	10,000,000	10,210,500
U.S. Central Federal Credit
1.900%, 10/19/12	500,000	499,609
Western Corporate Federal Credit Union
1.750%, 11/2/12	200,000	199,102

		18,283,536

Total Financials		740,361,303

Health Care (0.8%)
Biotechnology (0.0%)
Amgen, Inc.
5.850%, 6/1/17	678,000	740,885
6.375%, 6/1/37	670,000	731,301
Genentech, Inc.
4.750%, 7/15/15	250,000	267,569

		1,739,755

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.900%, 9/1/16	1,324,000	1,458,669
Hospira, Inc.
6.400%, 5/15/15	115,000	127,285
Mead Johnson Nutrition Co.
3.500%, 11/1/14§	200,000	197,720
4.900%, 11/1/19§	300,000	297,447
5.900%, 11/1/39§	100,000	98,474

		2,179,595

Health Care Providers & Services (0.2%)
Aetna, Inc.
6.625%, 6/15/36	946,000	970,026
Cardinal Health, Inc.
5.650%, 6/15/12	21,000	22,359
Express Scripts, Inc.
5.250%, 6/15/12	400,000	425,040
6.250%, 6/15/14	135,000	147,303
7.250%, 6/15/19	80,000	90,895
McKesson Corp.
6.500%, 2/15/14	300,000	331,849
Medco Health Solutions, Inc.
7.125%, 3/15/18	250,000	281,035
Quest Diagnostics, Inc.
4.750%, 1/30/20	60,000	58,626
5.750%, 1/30/40	40,000	38,819
Roche Holdings, Inc.
2.262%, 2/25/11(l)§	505,000	515,648
5.000%, 3/1/14§	2,250,000	2,407,133
UnitedHealth Group, Inc.
6.875%, 2/15/38	500,000	516,775
WellPoint Health Networks, Inc.
6.375%, 1/15/12	1,335,000	1,437,875

		7,243,383

Pharmaceuticals (0.5%)
Abbott Laboratories, Inc.
5.600%, 5/15/11	1,334,000	1,414,884
6.000%, 4/1/39	300,000	316,241

	Principal Amount	Value (Note 1)

AstraZeneca plc
5.900%, 9/15/17	$300,000	$333,351
6.450%, 9/15/37	676,000	761,374
Bristol-Myers Squibb Co.
5.875%, 11/15/36	678,000	704,649
6.875%, 8/1/97	45,000	48,778
Eli Lilly and Co.
3.550%, 3/6/12	1,070,000	1,113,534
5.200%, 3/15/17	1,316,000	1,393,402
5.500%, 3/15/27	300,000	301,836
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	1,027,000	1,102,432
5.650%, 5/15/18	2,724,000	2,938,087
Johnson & Johnson
5.550%, 8/15/17	500,000	551,503
4.950%, 5/15/33	271,000	264,027
Merck & Co., Inc.
4.000%, 6/30/15^	2,260,000	2,356,825
6.000%, 9/15/17	350,000	388,761
5.750%, 11/15/36	250,000	256,212
6.550%, 9/15/37	350,000	397,497
Novartis Capital Corp.
4.125%, 2/10/14	300,000	315,353
Novartis Securities Investment Ltd.
5.125%, 2/10/19	500,000	525,263
Pfizer, Inc.
4.500%, 2/15/14	250,000	264,982
5.350%, 3/15/15	3,265,000	3,568,335
Teva Pharmaceutical Finance LLC
5.550%, 2/1/16	268,000	282,893
6.150%, 2/1/36	270,000	278,877
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	125,000	127,623
6.125%, 8/15/19	130,000	134,133
Wyeth
5.500%, 2/15/16	652,000	700,814
7.250%, 3/1/23	683,000	774,532
5.950%, 4/1/37	500,000	521,389

		22,137,587

Total Health Care		33,300,320

Industrials (0.9%)
Aerospace & Defense (0.2%)
Boeing Co.
3.500%, 2/15/15	100,000	100,281
4.875%, 2/15/20	55,000	55,149
5.875%, 2/15/40	30,000	30,705
General Dynamics Corp.
1.800%, 7/15/11	65,000	65,723
5.250%, 2/1/14	500,000	543,984
Goodrich Corp.
6.125%, 3/1/19	200,000	216,043
4.875%, 3/1/20	100,000	98,914
Honeywell International, Inc.
3.875%, 2/15/14	380,000	395,891
5.300%, 3/1/18	1,334,000	1,407,010
ITT Corp.
4.900%, 5/1/14	1,110,000	1,163,119
Lockheed Martin Corp.
4.121%, 3/14/13	158,000	165,075
7.750%, 5/1/26	674,000	802,902

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Northrop Grumman Corp.
3.700%, 8/1/14	$60,000	$60,231
Northrop Grumman Systems Corp.
7.750%, 2/15/31	405,000	500,394
Raytheon Co.
4.400%, 2/15/20	100,000	98,495
Rockwell Collins, Inc.
5.250%, 7/15/19	50,000	51,742
United Technologies Corp.
4.875%, 5/1/15	500,000	536,698
6.125%, 2/1/19	500,000	552,524
6.050%, 6/1/36	660,000	701,600

		7,546,480

Air Freight & Logistics (0.0%)
United Parcel Service, Inc.
6.200%, 1/15/38	694,000	769,399

Airlines (0.2%)
Continental Airlines, Inc.
9.000%, 7/8/16	250,000	265,000
Southwest Airlines Co.
10.500%, 12/15/11§	7,000,000	7,589,848

		7,854,848

Building Products (0.0%)
CRH America, Inc.
5.625%, 9/30/11	127,000	133,502
6.000%, 9/30/16	500,000	522,231

		655,733

Commercial Services & Supplies (0.1%)
Allied Waste North America, Inc.
6.875%, 6/1/17	350,000	371,438
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	895,000	920,436
Cornell University
5.450%, 2/1/19	200,000	212,196
Dartmouth College
4.750%, 6/1/19	50,000	50,641
Pitney Bowes, Inc.
5.750%, 9/15/17	678,000	726,436
Princeton University
5.700%, 3/1/39	300,000	308,199
R.R. Donnelley & Sons Co.
8.600%, 8/15/16	500,000	544,305
11.250%, 2/1/19	250,000	311,990
Republic Services, Inc.
5.500%, 9/15/19§	148,000	150,287
Vanderbilt University
5.250%, 4/1/19	100,000	104,227
Waste Management, Inc.
6.375%, 11/15/12	700,000	770,079
7.375%, 3/11/19	200,000	230,783
Yale University
2.900%, 10/15/14	300,000	298,892

		4,999,909

Electrical Equipment (0.0%)
Amphenol Corp.
4.750%, 11/15/14	100,000	100,035
Emerson Electric Co.
4.875%, 10/15/19	500,000	511,089

	Principal Amount	Value (Note 1)

6.125%, 4/15/39	$100,000	$108,264
5.250%, 11/15/39	150,000	144,096
Thomas & Betts Corp.
5.625%, 11/15/21	100,000	97,756

		961,240

Industrial Conglomerates (0.2%)
3M Co.
4.375%, 8/15/13	350,000	376,823
5.700%, 3/15/37	200,000	208,717
General Electric Co.
5.000%, 2/1/13^	2,081,000	2,201,615
5.250%, 12/6/17	500,000	510,932
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	1,348,000	1,529,160
Tyco International Finance S.A.
6.000%, 11/15/13	610,000	668,184
4.125%, 10/15/14	500,000	511,113

		6,006,544

Machinery (0.1%)
Caterpillar, Inc.
8.250%, 12/15/38	300,000	400,384
Deere & Co.
4.375%, 10/16/19	150,000	149,814
5.375%, 10/16/29	300,000	299,430
Dover Corp.
5.450%, 3/15/18	660,000	698,345
Snap-On, Inc.
6.125%, 9/1/21	100,000	102,373

		1,650,346

Road & Rail (0.1%)
Burlington Northern Santa Fe Corp.
5.900%, 7/1/12	1,342,000	1,455,041
4.700%, 10/1/19	150,000	148,602
Canadian National Railway Co.
6.200%, 6/1/36	680,000	740,727
Canadian Pacific Railway Co.
7.250%, 5/15/19	220,000	250,041
CSX Corp.
6.250%, 3/15/18	650,000	699,935
Norfolk Southern Corp.
7.700%, 5/15/17	268,000	313,729
5.900%, 6/15/19	550,000	587,261
Union Pacific Corp.
5.125%, 2/15/14	500,000	530,896
5.700%, 8/15/18	500,000	523,749

		5,249,981

Total Industrials		35,694,480

Information Technology (0.5%)
Communications Equipment (0.1%)
American Tower Corp.
4.625%, 4/1/15§	150,000	151,718
Cisco Systems, Inc.
4.950%, 2/15/19	1,000,000	1,025,009
4.450%, 1/15/20	2,325,000	2,280,788
5.900%, 2/15/39	300,000	303,326
Harris Corp.
6.375%, 6/15/19	85,000	91,782

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Motorola, Inc.
8.000%, 11/1/11	$200,000	$213,898
6.000%, 11/15/17	676,000	654,060
Nokia Oyj
5.375%, 5/15/19	200,000	204,188
6.625%, 5/15/39	95,000	103,281

		5,028,050

Computers & Peripherals (0.1%)
Dell, Inc.
3.375%, 6/15/12	270,000	279,213
5.875%, 6/15/19	125,000	132,280
7.100%, 4/15/28	100,000	108,142
Hewlett-Packard Co.
5.250%, 3/1/12	664,000	712,346
4.750%, 6/2/14	475,000	507,232
International Business Machines Corp.
2.100%, 5/6/13	500,000	499,001
5.700%, 9/14/17	1,000,000	1,093,309
6.500%, 1/15/28	1,379,000	1,502,237

		4,833,760

Electronic Equipment, Instruments & Components (0.1%)
Agilent Technologies, Inc.
4.450%, 9/14/12	2,000,000	2,069,310
Arrow Electronics, Inc.
6.000%, 4/1/20	100,000	98,936
Corning, Inc.
6.625%, 5/15/19	30,000	32,693

		2,200,939

IT Services (0.0%)
Electronic Data Systems Corp.
6.000%, 8/1/13	670,000	740,631
Western Union Co.
5.400%, 11/17/11	1,325,000	1,414,680

		2,155,311

Office Electronics (0.1%)
Xerox Corp.
5.500%, 5/15/12	1,302,000	1,375,980
8.250%, 5/15/14	40,000	45,885
6.350%, 5/15/18	1,372,000	1,431,171
5.625%, 12/15/19	200,000	199,721

		3,052,757

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	100,000	104,319

Software (0.1%)
Microsoft Corp.
2.950%, 6/1/14	190,000	192,035
4.200%, 6/1/19	125,000	124,804
5.200%, 6/1/39	185,000	181,170
Oracle Corp.
4.950%, 4/15/13	1,100,000	1,180,367
5.250%, 1/15/16	1,302,000	1,405,980
6.500%, 4/15/38	600,000	658,857

		3,743,213

Total Information Technology		21,118,349

	Principal Amount	Value (Note 1)

Materials (0.6%)
Chemicals (0.3%)
Air Products and Chemicals, Inc.
4.375%, 8/21/19	$200,000	$198,209
Cabot Corp.
5.000%, 10/1/16	100,000	98,071
Dow Chemical Co.
4.850%, 8/15/12	5,000,000	5,254,805
6.000%, 10/1/12	1,312,000	1,411,328
7.600%, 5/15/14	370,000	421,020
8.550%, 5/15/19	310,000	369,875
9.400%, 5/15/39	225,000	297,484
E.I. du Pont de Nemours & Co.
5.875%, 1/15/14	300,000	331,392
3.250%, 1/15/15	400,000	396,252
6.000%, 7/15/18	350,000	381,909
5.600%, 12/15/36	100,000	99,445
Monsanto Co.
5.125%, 4/15/18	150,000	156,513
5.875%, 4/15/38	100,000	103,292
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	155,000	166,564
3.750%, 9/30/15	120,000	119,425
6.500%, 5/15/19	85,000	94,142
4.875%, 3/30/20	70,000	69,063
PPG Industries, Inc.
6.650%, 3/15/18	300,000	326,564
Praxair, Inc.
4.625%, 3/30/15	253,000	269,079
4.500%, 8/15/19	300,000	300,917
Sherwin-Williams Co.
3.125%, 12/15/14	100,000	98,764
Valspar Corp.
7.250%, 6/15/19	100,000	109,737

		11,073,850

Construction Materials (0.0%)
Lafarge S.A.
7.125%, 7/15/36	200,000	209,425

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	55,000	58,541
6.800%, 8/1/19	45,000	49,475

		108,016

Metals & Mining (0.2%)
Alcoa, Inc.
5.900%, 2/1/27	665,000	599,474
Allegheny Technologies, Inc.
9.375%, 6/1/19	200,000	230,211
ArcelorMittal S.A.
5.375%, 6/1/13	300,000	316,575
9.000%, 2/15/15	225,000	265,747
6.125%, 6/1/18	250,000	257,959
9.850%, 6/1/19	250,000	323,350
Barrick Australian Finance Pty Ltd.
5.950%, 10/15/39	500,000	487,979
Barrick Gold Corp.
6.950%, 4/1/19	300,000	337,783
Barrick N.A. Finance LLC
7.500%, 9/15/38	100,000	114,834

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

BHP Billiton Finance USA Ltd.
5.125%, 3/29/12	$628,000	$668,444
6.500%, 4/1/19	500,000	573,529
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	1,000,000	1,095,000
Newmont Mining Corp.
5.125%, 10/1/19	360,000	360,168
6.250%, 10/1/39	200,000	200,239
Nucor Corp.
5.850%, 6/1/18	300,000	323,276
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	650,000	701,374
8.950%, 5/1/14	360,000	431,388
9.000%, 5/1/19	215,000	272,102
7.125%, 7/15/28	500,000	565,948
Vale Overseas Ltd.
6.875%, 11/21/36	1,366,000	1,364,854
6.875%, 11/10/39	170,000	171,143
Xstrata Canada Corp.
5.500%, 6/15/17	724,000	722,094

		10,383,471

Paper & Forest Products (0.1%)
Georgia-Pacific LLC
8.125%, 5/15/11	1,500,000	1,575,000
International Paper Co.
9.375%, 5/15/19	200,000	245,834
7.500%, 8/15/21	200,000	224,094
7.300%, 11/15/39	1,075,000	1,140,426
Koch Forest Products, Inc.
2.283%, 12/20/12(l)	28,240	27,234
2.302%, 12/20/12(l)	419,561	404,614

		3,617,202

Total Materials		25,391,964

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.4%)
Ameritech Capital Funding Corp.
6.550%, 1/15/28	531,000	512,914
AT&T Corp.
7.300%, 11/15/11	38,000	41,841
AT&T, Inc.
6.250%, 3/15/11	1,351,000	1,430,672
5.500%, 2/1/18	2,335,000	2,436,376
6.150%, 9/15/34	676,000	668,229
6.800%, 5/15/36	682,000	726,325
6.500%, 9/1/37	1,950,000	2,021,175
6.400%, 5/15/38	1,332,000	1,368,855
BellSouth Capital Funding Corp.
7.875%, 2/15/30	687,000	784,431
BellSouth Corp.
5.200%, 9/15/14	1,107,000	1,185,589
6.000%, 11/15/34	290,000	282,992
British Telecommunications plc
9.625%, 12/15/30	693,000	883,032
Deutsche Telekom International Finance B.V.
8.500%, 6/15/10	2,400,000	2,480,222
4.875%, 7/8/14	500,000	524,324
6.750%, 8/20/18	500,000	559,790
6.000%, 7/8/19	250,000	266,918
8.750%, 6/15/30	668,000	859,121

	Principal Amount	Value (Note 1)

Embarq Corp.
7.082%, 6/1/16	$500,000	$552,289
France Telecom S.A.
7.750%, 3/1/11	1,149,000	1,231,464
GTE Corp.
8.750%, 11/1/21	250,000	307,742
6.940%, 4/15/28	67,000	68,735
Qwest Corp.
7.625%, 6/15/15	1,580,000	1,635,300
8.375%, 5/1/16	750,000	804,375
6.500%, 6/1/17	650,000	638,625
Telecom Italia Capital S.A.
4.000%, 1/15/10	5,700,000	5,704,389
0.894%, 7/18/11(l)	2,700,000	2,688,749
6.175%, 6/18/14	250,000	270,973
5.250%, 10/1/15^	472,000	493,498
6.999%, 6/4/18	500,000	550,146
7.175%, 6/18/19	7,350,000	8,194,243
6.375%, 11/15/33	1,374,000	1,354,653
Telefonica Emisiones S.A.U.
5.984%, 6/20/11	1,350,000	1,427,825
4.949%, 1/15/15^	1,440,000	1,539,273
6.421%, 6/20/16	300,000	332,980
6.221%, 7/3/17	669,000	737,378
5.877%, 7/15/19	145,000	155,415
Telefonica Europe B.V.
7.750%, 9/15/10	165,000	172,608
Verizon Communications, Inc.
5.350%, 2/15/11	600,000	625,646
4.350%, 2/15/13	500,000	523,011
5.550%, 2/15/16	1,315,000	1,417,566
5.500%, 2/15/18	298,000	310,984
8.750%, 11/1/18	2,500,000	3,122,548
7.750%, 12/1/30	678,000	796,499
7.750%, 6/15/32	127,000	149,110
5.850%, 9/15/35	262,000	255,485
6.400%, 2/15/38	667,000	697,288
Verizon Maryland, Inc.
Series B 5.125%, 6/15/33	139,000	109,973
Verizon New England, Inc.
6.500%, 9/15/11	797,000	849,488
7.875%, 11/15/29	7,000	7,658
Verizon New Jersey, Inc.
Series A 5.875%, 1/17/12	312,000	332,418
Verizon New York, Inc.
Series A 6.875%, 4/1/12	500,000	544,007

		55,635,147

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
5.625%, 11/15/17	1,322,000	1,368,718
Cellco Partnership/Verizon Wireless Capital LLC
3.750%, 5/20/11	4,935,000	5,088,804
5.250%, 2/1/12	500,000	530,313
5.550%, 2/1/14	500,000	542,639
8.500%, 11/15/18	1,270,000	1,575,285
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	300,000	322,319
8.125%, 5/1/12	1,348,000	1,523,149

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Rogers Communications, Inc.
6.800%, 8/15/18	$500,000	$559,961
Sprint Nextel Corp.
0.651%, 6/28/10(l)	1,000,000	984,222
Vodafone Group plc
7.750%, 2/15/10	595,000	599,546
4.150%, 6/10/14	3,075,000	3,163,511
7.875%, 2/15/30	682,000	817,438
6.150%, 2/27/37	669,000	696,913

		17,772,818

Total Telecommunication Services		73,407,965

Utilities (1.8%)
Electric Utilities (1.0%)
Ameren Energy Generating Co.
6.300%, 4/1/20	100,000	98,195
Carolina Power & Light Co.
5.300%, 1/15/19	500,000	522,115
Cleco Power LLC
6.500%, 12/1/35	100,000	95,310
Columbus Southern Power Co.
6.600%, 3/1/33	651,000	683,455
Commonwealth Edison Co.
6.150%, 9/15/17	1,330,000	1,440,410
5.900%, 3/15/36	624,000	620,559
Consolidated Edison Co. of New York, Inc.
Series 02-B 4.875%, 2/1/13	1,305,000	1,390,634
Series 07-A 6.300%, 8/15/37	628,000	676,286
Series 08-B 6.750%, 4/1/38	400,000	456,035
Series 09-C 5.500%, 12/1/39	80,000	77,811
Dayton Power & Light Co.
5.125%, 10/1/13	900,000	960,998
Detroit Edison Co.
5.600%, 6/15/18	250,000	263,864
6.625%, 6/1/36	100,000	110,480
Duke Energy Carolinas LLC
6.000%, 1/15/38	500,000	528,768
Duke Energy Corp.
5.050%, 9/15/19	300,000	299,000
Duke Energy Ohio, Inc.
5.700%, 9/15/12	1,245,000	1,350,236
EDP Finance B.V.
6.000%, 2/2/18§	875,000	934,711
Enel Finance International S.A.
6.250%, 9/15/17§	7,200,000	7,916,213
Entergy Gulf States Louisiana LLC
5.590%, 10/1/24	60,000	59,965
Entergy Louisiana LLC
5.400%, 11/1/24	75,000	73,158
Exelon Generation Co. LLC
5.350%, 1/15/14	300,000	316,708
FirstEnergy Corp.
Series B 6.450%, 11/15/11	29,000	31,095
Series C 7.375%, 11/15/31	522,000	565,797

	Principal Amount	Value (Note 1)

FirstEnergy Solutions Corp.
4.800%, 2/15/15	$500,000	$510,347
6.800%, 8/15/39	497,000	501,969
Florida Power & Light Co.
5.550%, 11/1/17	500,000	539,618
4.950%, 6/1/35	875,000	799,355
5.950%, 2/1/38	309,000	324,605
Florida Power Corp.
5.900%, 3/1/33	582,000	593,720
6.350%, 9/15/37	400,000	433,538
6.400%, 6/15/38^	890,000	971,696
FPL Group Capital, Inc.
7.875%, 12/15/15	300,000	361,050
Georgia Power Co.
5.400%, 6/1/18	500,000	527,843
4.250%, 12/1/19	80,000	77,524
5.950%, 2/1/39	250,000	260,964
Hydro Quebec
7.500%, 4/1/16	300,000	352,731
Indiana Michigan Power Co.
7.000%, 3/15/19	250,000	278,790
Interstate Power and Light Co.
6.250%, 7/15/39	60,000	62,997
Massachusetts Electric Co.
5.900%, 11/15/39§	785,000	797,021
MidAmerican Energy Co.
6.750%, 12/30/31	273,000	305,317
MidAmerican Energy Holdings Co.
5.950%, 5/15/37	704,000	704,789
6.500%, 9/15/37	600,000	645,229
MidAmerican Funding LLC
6.927%, 3/1/29	682,000	739,750
Nevada Power Co.
7.125%, 3/15/19	500,000	558,221
Northern States Power Co.
5.250%, 3/1/18	500,000	523,831
5.350%, 11/1/39	120,000	115,816
NSTAR
4.500%, 11/15/19	100,000	97,791
Oglethorpe Power Corp.
5.950%, 11/1/39§	205,000	207,537
Ohio Power Co.
5.375%, 10/1/21	95,000	95,254
Oncor Electric Delivery Co.
6.800%, 9/1/18	500,000	555,390
7.250%, 1/15/33	250,000	283,926
Pacific Gas & Electric Co.
6.250%, 12/1/13	500,000	556,623
6.050%, 3/1/34	657,000	685,930
5.400%, 1/15/40	100,000	95,695
PacifiCorp
6.000%, 1/15/39	500,000	525,480
Pepco Holdings, Inc.
6.450%, 8/15/12	2,130,000	2,286,065
Portland General Electric Co.
6.100%, 4/15/19	100,000	110,474
PPL Electric Utilities Corp.
6.250%, 5/15/39	75,000	80,381
Progress Energy, Inc.
6.000%, 12/1/39	100,000	98,073
PSEG Power LLC
6.950%, 6/1/12	400,000	436,982

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Public Service Co. of Colorado
6.250%, 9/1/37	$254,000	$277,399
Public Service Electric & Gas Co.
6.330%, 11/1/13	500,000	556,903
5.300%, 5/1/18	250,000	262,443
5.800%, 5/1/37	250,000	257,251
Puget Sound Energy, Inc.
5.757%, 10/1/39	125,000	120,948
San Diego Gas & Electric Co.
6.125%, 9/15/37	200,000	217,920
6.000%, 6/1/39	30,000	32,214
Scottish Power Ltd.
4.910%, 3/15/10	330,000	332,735
Southern California Edison Co.
5.750%, 3/15/14	500,000	552,863
5.950%, 2/1/38	800,000	840,402
Southern Co.
4.150%, 5/15/14	125,000	128,544
Tampa Electric Co.
6.100%, 5/15/18	75,000	79,821
Toledo Edison Co.
7.250%, 5/1/20	30,000	34,234
Union Electric Co.
6.700%, 2/1/19	500,000	552,026
Virginia Electric & Power Co.
Series A 5.400%, 1/15/16	1,316,000	1,389,031

		42,208,859

Gas Utilities (0.4%)
Boardwalk Pipelines LP
5.750%, 9/15/19	200,000	197,202
CenterPoint Energy Resources Corp.
6.150%, 5/1/16	300,000	312,813
Consolidated Natural Gas Co.
Series A 5.000%, 3/1/14	75,000	78,591
Enterprise Products Operating LLC
5.250%, 1/31/20	250,000	247,306
EQT Corp.
8.125%, 6/1/19	250,000	288,843
NGPL Pipeco LLC
6.514%, 12/15/12§	14,400,000	15,651,144
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	250,000	264,343
Plains All American Pipeline LP
8.750%, 5/1/19	100,000	117,909
Sempra Energy
6.000%, 10/15/39	315,000	311,047
Southern California Gas Co.
5.500%, 3/15/14	200,000	217,958
Spectra Energy Capital LLC
8.000%, 10/1/19	100,000	117,032

		17,804,188

Independent Power Producers & Energy Traders (0.3%)
Constellation Energy Group, Inc.
7.000%, 4/1/12	1,275,000	1,383,416
Tennessee Valley Authority
5.500%, 7/18/17	676,000	736,840
6.750%, 11/1/25	697,000	815,522
6.150%, 1/15/38	691,000	765,293

	Principal Amount	Value (Note 1)

5.250%, 9/15/39^	$6,665,000	$6,604,048

		10,305,119

Multi-Utilities (0.1%)
Alliant Energy Corp.
4.000%, 10/15/14	200,000	200,051
Avista Corp.
5.125%, 4/1/22	55,000	53,928
Dominion Resources, Inc.
5.150%, 7/15/15	383,000	405,356
6.000%, 11/30/17	1,331,000	1,431,022
5.200%, 8/15/19	80,000	81,247
DTE Energy Co.
7.625%, 5/15/14	50,000	55,818
NiSource Finance Corp.
10.750%, 3/15/16	500,000	616,092
6.400%, 3/15/18	250,000	259,841
Sempra Energy
9.800%, 2/15/19	600,000	748,873

		3,852,228

Total Utilities		74,170,394

Total Corporate Bonds		1,157,870,804

Government Securities (74.2%)
Agency ABS (0.5%)
Federal Home Loan Bank
0.750%, 7/8/11	500,000	498,447
1.375%, 10/19/11	300,000	300,842
1.000%, 12/28/11	500,000	497,901
1.250%, 12/30/11	300,000	297,793
2.000%, 11/9/12	500,000	497,195
1.850%, 12/21/12	100,000	98,691
2.000%, 12/24/12	100,000	98,793
5.000%, 12/10/24	100,000	97,937
Federal Home Loan Mortgage Corp.
1.500%, 11/18/11	300,000	299,135
1.250%, 12/15/11	100,000	99,287
1.250%, 1/19/12	100,000	99,487
2.000%, 11/5/12	500,000	498,010
1.700%, 12/17/12	300,000	296,156
3.250%, 11/25/14	300,000	298,076
5.000%, 12/30/24	100,000	97,546
Federal National Mortgage Association
2.050%, 10/19/12	500,000	498,958
1.750%, 12/28/12	200,000	198,335
2.150%, 4/12/13	100,000	99,757
3.125%, 11/10/14	300,000	297,997
Private Export Funding Corp.
5.685%, 5/15/12	150,000	164,488
4.550%, 5/15/15	200,000	213,743
Small Business Administration
Series 2003-10A 4.628%, 3/10/13	116,804	121,053
Series 2008-P10B 1 5.944%, 8/1/18	3,009,423	3,172,174
Small Business Administration Participation Certificates, Class 1
Series 2004-20A 1 4.930%, 1/1/24	523,922	547,881
Series 2004-20C 4.340%, 3/1/24	3,688,164	3,784,520

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series 2005-20B 4.625%, 2/1/25	$332,019	$343,917
Series 2008-20A 5.170%, 1/1/28	893,157	946,111
Series 2008-20C 1 5.490%, 3/1/28	3,330,908	3,529,335
Series 2008-20G 5.870%, 7/1/28	3,399,107	3,673,358

		21,666,923

Agency CMO (0.3%)
Federal Home Loan Mortgage Corp.
4.500%, 2/15/15	659,575	665,639
4.500%, 1/15/16	1,053,931	1,069,285
5.000%, 7/15/19	574,028	573,840
5.500%, 2/15/26	424,734	425,677
5.500%, 4/15/26	515,827	524,923
5.500%, 1/15/31	486,309	510,234
Federal National Mortgage Association
4.500%, 2/25/17	851,801	873,250
4.500%, 3/25/17	711,002	730,146
5.500%, 10/25/24	66,195	66,022
5.500%, 3/25/25	125,571	125,243
5.500%, 1/25/26	539,527	538,761
5.500%, 5/25/27	320,535	323,590
6.000%, 8/25/28	135,241	136,045
6.000%, 1/25/32	1,552,951	1,586,228
8.581%, 6/25/32(l)	111,875	118,944
5.310%, 8/25/33	2,596,332	2,485,896
6.000%, 10/25/33	1,540,130	1,573,918
6.500%, 7/25/34	305,895	321,855
Government National Mortgage Association
6.500%, 6/20/32	139,732	149,753
6.168%, 1/16/38 IO(l)	4,125,782	522,634

		13,321,883

Foreign Governments (1.4%)
Emirate of Abu Dhabi
5.500%, 8/2/12§	3,100,000	3,274,868
Export Development Canada
1.750%, 9/24/12	500,000	498,478
Export-Import Bank of China
5.250%, 7/29/14§	3,700,000	4,014,223
Export-Import Bank of Korea
5.125%, 2/14/11	700,000	723,029
5.875%, 1/14/15	500,000	536,556
Federative Republic of Brazil
6.000%, 1/17/17	2,700,000	2,916,000
8.000%, 1/15/18	1,416,667	1,616,417
8.750%, 2/4/25	500,000	647,500
8.250%, 1/20/34	1,351,000	1,725,902
Hungary Government International Bond
4.750%, 2/3/15	250,000	247,738
Israel Government AID Bond
5.500%, 4/26/24	1,335,000	1,424,668
5.500%, 9/18/33	583,000	576,026
Oesterreichische Kontrollbank AG
2.875%, 3/15/11	500,000	511,513
4.875%, 2/16/16	2,749,000	2,892,008
Province of British Columbia
6.500%, 1/15/26	300,000	340,606
7.250%, 9/1/36	500,000	640,762

	Principal Amount	Value (Note 1)

Province of Manitoba
4.900%, 12/6/16	$500,000	$528,829
Province of Nova Scotia
5.125%, 1/26/17	1,455,000	1,549,297
Province of Ontario
2.625%, 1/20/12	1,500,000	1,530,807
1.875%, 11/19/12	2,030,000	2,009,777
3.500%, 7/15/13	1,000,000	1,032,340
4.100%, 6/16/14	2,640,000	2,755,143
4.000%, 10/7/19	250,000	239,386
Province of Quebec
4.600%, 5/26/15	1,372,000	1,452,193
7.500%, 9/15/29	500,000	629,050
Qatar Govt International Bond
4.000%, 1/20/15^§	1,260,000	1,263,150
Republic of Chile
5.500%, 1/15/13	300,000	330,990
Republic of Croatia
Series A 1.750%, 7/30/10(l)	205,909	204,194
Republic of Italy
5.625%, 6/15/12	1,256,000	1,365,931
4.500%, 1/21/15	2,699,000	2,823,607
6.875%, 9/27/23	656,000	742,519
Republic of Korea
5.750%, 4/16/14	500,000	546,530
7.125%, 4/16/19	300,000	343,403
Republic of Panama
9.375%, 4/1/29	298,000	405,280
Republic of Peru
8.375%, 5/3/16	300,000	362,250
7.125%, 3/30/19	100,000	115,000
7.350%, 7/21/25	500,000	572,500
6.550%, 3/14/37	677,000	704,080
Republic of Poland
5.250%, 1/15/14	600,000	642,051
6.375%, 7/15/19	700,000	761,378
Republic of South Africa
7.375%, 4/25/12	60,000	65,901
6.500%, 6/2/14	1,480,000	1,620,600
6.875%, 5/27/19	500,000	561,250
State of Israel
5.500%, 11/9/16	656,000	703,838
United Mexican States
6.625%, 3/3/15	670,000	743,700
8.125%, 12/30/19	1,356,000	1,642,599
8.300%, 8/15/31	1,370,000	1,693,731
6.750%, 9/27/34	1,078,000	1,137,290
6.050%, 1/11/40	500,000	480,650

		54,145,538

Municipal Bonds (1.4%)
American Municipal Power-Ohio, Inc.
6.449%, 2/15/44	100,000	96,944
Bay Area Toll Authority California State
6.263%, 4/1/49	500,000	477,605
California State University, Class A
5.000%, 11/1/30	300,000	302,487
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	100,000	95,805

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Chabot-Las Positas, California Community College District
(Zero Coupon), 8/1/22	$6,230,000	$2,956,446
Chicago Illinois Metropolitan Water Reclamation
5.720%, 12/1/38	775,000	774,179
City of Chicago, Illinois, Class A
4.750%, 1/1/36	600,000	597,336
City of San Antonio, Texas
5.985%, 2/1/39	50,000	50,311
Clark County, Nevada Airport Revenue
6.881%, 7/1/42	100,000	96,398
Dallas Area Rapid Transit
6.249%, 12/1/34	400,000	399,520
Los Angeles Department of Airports
6.582%, 5/15/39	100,000	98,005
Los Angeles Department of Water & Power Build America Bonds
6.008%, 7/1/39	100,000	96,260
Los Angeles, California Community College District
5.000%, 8/1/27	1,100,000	1,144,935
Los Angeles, California Unified School District
4.500%, 7/1/22	1,500,000	1,523,820
4.500%, 7/1/24	1,300,000	1,304,914
4.500%, 7/1/25	1,700,000	1,651,941
4.500%, 1/1/28	1,500,000	1,410,885
5.755%, 7/1/29	100,000	92,460
5.750%, 7/1/34	200,000	184,716
Los Gatos, California Union School District, Class B
5.000%, 8/1/30	160,000	163,293
Metropolitan Transportation Authority
5.871%, 11/15/39	100,000	93,547
7.336%, 11/15/39	1,065,000	1,186,676
Metropolitan Washington Airports Authority
7.462%, 10/1/46	13,000,000	13,086,190
New Jersey State Turnpike Authority
7.414%, 1/1/40	1,185,000	1,326,916
New Jersey Transportation Trust Fund Authority
6.875%, 12/15/39	4,500,000	4,622,535
New York City Municipal Water Finance Authority
5.750%, 6/15/41	200,000	191,396
New York State Dormitory Authority, Class F
5.628%, 3/15/39	875,000	831,145
Pennsylvania Turnpike Commission
6.105%, 12/1/39	250,000	254,267
Port Authority of New York & New Jersey
6.040%, 12/1/29	620,000	620,050
Puerto Rico Sales Tax Financing Corp., Class A
(Zero Coupon), 8/1/54	1,100,000	61,941
State of California
4.850%, 10/1/14	250,000	246,820
5.450%, 4/1/15	4,025,000	4,049,754
5.950%, 4/1/16	35,000	35,470
6.200%, 10/1/19	200,000	192,984
4.500%, 8/1/28	1,800,000	1,572,696
7.500%, 4/1/34	175,000	169,857
6.000%, 4/1/38	200,000	203,810
7.550%, 4/1/39	3,085,000	2,989,581
7.300%, 10/1/39	1,795,000	1,690,639
7.350%, 11/1/39	225,000	212,836
State of Georgia
4.503%, 11/1/25	100,000	97,822
State of Illinois
5.100%, 6/1/33	1,500,000	1,249,350

	Principal Amount	Value (Note 1)

State of Illinois Toll Highway Authority
6.184%, 1/1/34	$1,055,000	$1,047,974
5.851%, 12/1/34	100,000	95,739
State of Iowa
6.750%, 6/1/34	1,800,000	1,831,878
State of Massachusetts
5.456%, 12/1/39	200,000	191,134
State of New York
5.206%, 10/1/31	150,000	135,685
5.770%, 3/15/39	100,000	96,966
State of Texas
4.750%, 4/1/37	1,100,000	1,098,251
5.517%, 4/1/39	2,110,000	2,059,951
State of Utah
4.554%, 7/1/24	120,000	116,479
State of Washington
5.481%, 8/1/39	100,000	97,235
University of Virginia
6.200%, 9/1/39	225,000	241,778
Utah Transit Authority
5.937%, 6/15/39	40,000	40,260

		55,557,872

Supranational (0.8%)
African Development Bank
1.750%, 10/1/12	375,000	372,561
3.000%, 5/27/14	200,000	201,449
Asian Development Bank
2.125%, 3/15/12	2,000,000	2,031,302
2.750%, 5/21/14	300,000	299,467
Corp. Andina de Fomento
8.125%, 6/4/19	475,000	548,854
Eksportfinans A/S
5.000%, 2/14/12	1,232,000	1,313,154
3.000%, 11/17/14	2,550,000	2,510,972
5.500%, 5/25/16	1,675,000	1,804,627
European Bank for Reconstruction & Development
1.250%, 6/10/11	200,000	200,522
3.625%, 6/17/13	400,000	416,475
European Investment Bank
3.250%, 10/14/11	2,000,000	2,069,260
1.750%, 9/14/12	1,500,000	1,495,092
4.625%, 5/15/14	4,320,000	4,631,498
3.125%, 6/4/14	500,000	505,799
4.875%, 2/16/16	1,334,000	1,434,159
4.875%, 2/15/36	200,000	190,460
Export Development Canada
2.625%, 11/15/11	1,000,000	1,024,669
Inter-American Development Bank
5.000%, 4/5/11	1,199,000	1,261,293
1.750%, 10/22/12	500,000	497,873
4.250%, 9/10/18	1,368,000	1,396,526
International Bank for Reconstruction & Development
3.500%, 10/8/13	1,000,000	1,039,857
7.625%, 1/19/23	694,000	885,078
4.750%, 2/15/35	100,000	96,216
International Finance Corp.
3.500%, 5/15/13	475,000	493,824
3.000%, 4/22/14	510,000	511,150
Japan Finance Corp.
2.000%, 6/24/11	2,415,000	2,444,122
2.125%, 11/5/12	475,000	472,867

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Korea Development Bank
8.000%, 1/23/14	$500,000	$576,194
Nordic Investment Bank
3.125%, 2/15/11	1,000,000	1,024,959
5.000%, 2/1/17	300,000	321,570
Svensk Exportkredit AB
3.250%, 9/16/14	475,000	474,924

		32,546,773

U.S. Government Agencies (39.7%)
Federal Farm Credit Bank
5.375%, 7/18/11	1,250,000	1,332,956
3.875%, 8/25/11	1,355,000	1,416,405
2.000%, 1/17/12	500,000	506,708
2.125%, 6/18/12	1,000,000	1,012,437
1.875%, 12/7/12	300,000	299,936
3.750%, 6/17/14	250,000	252,715
3.700%, 4/1/16	250,000	246,880
5.125%, 8/25/16	685,000	739,614
4.875%, 1/17/17	840,000	893,866
Federal Home Loan Bank
0.750%, 3/18/11	500,000	500,086
0.750%, 3/25/11	500,000	499,697
3.375%, 6/24/11	4,000,000	4,132,280
1.625%, 7/27/11	400,000	403,824
1.250%, 10/19/11	100,000	100,044
4.875%, 11/18/11	5,420,000	5,789,091
2.250%, 4/13/12	3,000,000	3,054,117
2.000%, 7/27/12	500,000	500,960
2.000%, 9/24/12	1,000,000	1,000,021
2.000%, 10/5/12	500,000	500,340
2.000%, 12/28/12	500,000	495,153
2.500%, 10/15/13	200,000	198,204
5.250%, 6/5/17	1,350,000	1,482,693
5.000%, 11/17/17	2,740,000	2,963,910
5.500%, 7/15/36	690,000	707,842
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	2,450,000	2,470,078
Federal Home Loan Mortgage Corp.
4.000%, 6/1/10	292,032	294,194
1.500%, 1/7/11	5,000,000	5,045,510
2.050%, 3/9/11	500,000	501,309
2.000%, 3/16/11	1,250,000	1,253,115
1.750%, 4/20/11	250,000	250,879
1.625%, 4/26/11	5,000,000	5,053,795
1.700%, 6/29/11	500,000	502,862
1.750%, 7/27/11	1,000,000	1,003,770
1.625%, 8/11/11	1,000,000	1,002,557
2.000%, 10/14/11	500,000	501,716
1.125%, 12/15/11	10,065,000	10,033,728
2.050%, 2/24/12	1,000,000	1,002,023
2.625%, 3/19/12	250,000	251,208
2.125%, 3/23/12	10,000,000	10,153,250
2.500%, 3/23/12	250,000	250,980
2.200%, 4/20/12	250,000	251,329
2.000%, 4/27/12	250,000	251,665
2.050%, 5/11/12	1,000,000	1,002,639
1.750%, 6/15/12^	1,900,000	1,908,415
2.000%, 6/15/12	500,000	501,797
2.000%, 9/25/12	200,000	200,198
2.000%, 9/28/12	500,000	499,291
2.000%, 10/1/12	1,000,000	1,000,762

	Principal Amount	Value (Note 1)

2.250%, 11/19/12	$100,000	$99,755
2.500%, 4/8/13	750,000	753,542
4.875%, 11/15/13	5,440,000	5,953,955
6.000%, 1/1/14	13,022	13,919
5.500%, 2/1/14	96,695	102,436
3.000%, 2/4/14	250,000	250,616
3.250%, 3/3/14	1,000,000	1,002,436
3.000%, 4/21/14	250,000	249,880
2.750%, 4/29/14	500,000	498,042
6.000%, 7/1/14	8,049	8,604
3.000%, 7/28/14	400,000	405,404
3.625%, 8/25/14	250,000	252,429
3.000%, 12/30/14	400,000	395,546
4.500%, 1/15/15	2,710,000	2,912,299
4.750%, 11/17/15	2,928,000	3,168,002
6.000%, 2/1/17	255,580	274,961
6.000%, 3/1/17	7,841	8,428
6.500%, 3/1/17	69,446	75,030
6.000%, 4/1/17	207,446	223,133
6.000%, 5/1/17	1,880	2,021
6.000%, 7/1/17	26,815	28,881
6.000%, 8/1/17	62,500	67,312
5.500%, 11/1/17	60,249	64,316
4.340%, 12/18/17	1,000,000	994,049
4.875%, 6/13/18	4,000,000	4,278,624
3.750%, 3/27/19	500,000	490,211
4.500%, 4/1/21	4,898,967	5,083,060
5.000%, 2/1/22	1,319,283	1,385,505
5.000%, 4/1/22	1,321,819	1,388,168
5.000%, 7/1/22	833,059	874,354
5.000%, 3/1/23	936,254	981,080
5.500%, 3/1/23	40,688	43,021
5.000%, 4/1/23	1,643,885	1,722,389
5.000%, 5/1/23	1,783,941	1,872,093
5.000%, 7/1/23	233,698	244,844
5.000%, 8/1/23	605,472	634,350
5.000%, 10/1/23	988,010	1,035,133
5.000%, 11/1/23	59,633	62,477
4.500%, 12/1/23	4,236,511	4,362,613
4.000%, 4/1/24	1,554,381	1,566,829
5.000%, 4/1/24	1,243,247	1,302,544
5.000%, 5/1/24	380,842	399,007
4.000%, 7/1/24	1,358,706	1,369,586
4.000%, 8/1/24	3,896,000	3,927,198
4.500%, 8/1/24	2,960,898	3,049,031
6.750%, 3/15/31	693,000	843,928
3.065%, 11/1/31(l)	16,993	17,669
6.000%, 12/1/31	33,039	35,373
5.500%, 3/1/32	1,018,138	1,071,432
6.250%, 7/15/32	836,000	970,629
6.000%, 2/1/33	34,827	37,288
5.000%, 4/1/34	1,117,135	1,149,471
4.764%, 1/1/35(l)	1,216,920	1,269,446
6.000%, 2/1/35	700,766	747,876
5.500%, 10/1/35	239,602	251,956
5.500%, 11/1/35	9,928,231	10,440,157
6.000%, 11/1/35	1,573,047	1,677,568
6.000%, 3/1/36	22,761	24,245
5.321%, 4/1/36(l)	2,224,539	2,346,268
5.545%, 4/1/36(l)	1,992,526	2,096,132
5.000%, 5/1/36	170,247	174,882
5.897%, 11/1/36(l)	887,460	928,712

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.000%, 11/1/36	$104,706	$111,368
6.500%, 11/1/36	12,679,445	13,599,696
6.000%, 12/1/36	140,531	149,473
5.675%, 1/1/37(l)	2,023,537	2,118,423
6.000%, 4/1/37	2,966,541	3,152,624
5.405%, 6/1/37(l)	707,506	742,089
5.517%, 6/1/37(l)	7,461,948	7,842,522
5.541%, 6/1/37(l)	616,623	648,009
6.000%, 6/1/37	8,619,684	9,204,200
5.456%, 7/1/37(l)	1,240,685	1,303,690
6.000%, 7/1/37	2,387,499	2,535,692
5.500%, 8/1/37	609,855	640,558
6.000%, 8/1/37	1,897,262	2,015,705
6.000%, 9/1/37	1,367,068	1,451,922
5.500%, 10/1/37	3,963,679	4,158,766
6.000%, 10/1/37	8,645,241	9,219,342
6.000%, 11/1/37	691,816	734,719
6.000%, 12/1/37	1,116,934	1,186,242
5.500%, 1/1/38	608,190	638,505
6.000%, 1/1/38	14,070,003	15,004,889
5.500%, 2/1/38	2,641,192	2,771,188
6.000%, 3/1/38	8,211,168	8,755,705
5.000%, 4/1/38	2,951,161	3,031,050
5.500%, 4/1/38	17,364,729	18,219,401
6.000%, 4/1/38	346,329	367,717
5.500%, 5/1/38	1,455,760	1,529,231
6.000%, 6/1/38	208,578	223,610
5.500%, 8/1/38	11,652,350	12,225,864
6.000%, 8/1/38	150,499	159,747
6.000%, 9/1/38	79,822	84,776
6.000%, 10/1/38	204,553	219,167
5.500%, 11/1/38	7,043,994	7,414,905
6.000%, 11/1/38	437,254	464,121
6.000%, 1/1/39	896,868	951,977
4.500%, 2/1/39	4,593,416	4,587,674
4.000%, 4/1/39	4,051,957	3,912,354
4.000%, 5/1/39	3,932,486	3,796,999
4.500%, 6/1/39	22,688,652	22,660,291
6.000%, 6/1/39	64,141	68,102
5.000%, 7/1/39	4,933,849	5,065,868
5.000%, 8/1/39	2,661,642	2,733,382
4.500%, 9/1/39	1,984,508	1,982,028
5.000%, 9/1/39	3,496,087	3,590,181
4.500%, 10/1/39	2,308,727	2,306,202
4.500%, 12/1/39	3,500,000	3,495,625
5.000%, 1/15/40 TBA	7,800,000	8,039,578
5.500%, 1/15/40 TBA	5,000,000	5,239,453
6.000%, 1/15/40 TBA	103,000,000	109,180,000
Federal National Mortgage Association
2.000%, 2/11/11	500,000	500,893
2.000%, 3/2/11	500,000	501,403
1.750%, 3/23/11	4,500,000	4,554,990
2.000%, 4/1/11	2,000,000	2,008,392
1.750%, 4/15/11	500,000	501,523
2.125%, 4/15/11	250,000	251,080
6.000%, 5/15/11	2,711,000	2,902,367
1.250%, 9/22/11	200,000	199,089
1.250%, 9/28/11	500,000	498,648
1.000%, 11/23/11	1,165,000	1,162,284
1.430%, 12/8/11	250,000	250,473
2.000%, 1/9/12	5,000,000	5,072,715
2.500%, 3/19/12	2,000,000	2,009,234

	Principal Amount	Value (Note 1)

2.250%, 4/9/12	$250,000	$251,202
2.150%, 4/13/12	500,000	502,527
1.500%, 4/26/12	500,000	498,149
2.000%, 9/28/12	1,500,000	1,497,297
1.875%, 10/29/12	500,000	496,992
4.625%, 5/1/13	1,695,000	1,783,191
4.625%, 10/15/13	3,790,000	4,106,916
5.125%, 1/2/14^	607,000	644,409
3.000%, 1/13/14	2,687,000	2,689,136
2.750%, 2/5/14	1,500,000	1,516,951
3.150%, 2/18/14	250,000	250,474
3.375%, 3/10/14	250,000	251,335
2.750%, 3/13/14	3,000,000	3,025,479
2.900%, 4/7/14	250,000	249,413
3.000%, 5/12/14	500,000	501,044
2.500%, 5/15/14	5,000,000	4,990,190
3.000%, 7/28/14	500,000	503,412
3.000%, 9/29/14	500,000	497,068
3.125%, 9/29/14	500,000	497,654
2.625%, 11/20/14	500,000	496,123
7.000%, 4/1/15	32,200	34,488
4.375%, 10/15/15	2,028,000	2,157,472
4.000%, 3/10/16	2,000,000	2,000,488
7.000%, 4/1/16	46,674	50,262
3.450%, 4/8/16	500,000	493,550
6.000%, 8/1/16	134,024	143,468
4.875%, 12/15/16	2,050,000	2,217,821
5.500%, 2/1/17	203,896	216,945
5.500%, 6/1/17	66,736	71,034
5.375%, 6/12/17	1,500,000	1,663,140
5.500%, 8/1/17	62,215	66,464
5.500%, 10/1/17	55,635	59,434
5.500%, 12/1/17	4,362	4,658
5.500%, 1/1/18	177,686	189,763
5.000%, 3/1/18	2,490,839	2,627,544
5.500%, 4/1/18	237,277	253,404
5.000%, 11/1/18	12,899	13,605
5.500%, 11/1/18	2,038,268	2,170,045
5.500%, 3/1/19	192,825	205,907
5.500%, 5/1/19	314,639	336,025
4.250%, 5/21/19	250,000	249,131
5.500%, 7/1/19	27,995	29,881
5.500%, 8/1/19	203,906	217,637
5.500%, 9/1/19	83,970	89,625
5.500%, 11/1/19	110,958	118,418
5.000%, 12/1/19	4,977,384	5,237,891
5.500%, 6/1/20	1,058,972	1,130,580
5.000%, 8/1/20	14,811	15,622
5.500%, 10/1/20	201,130	214,539
4.500%, 12/1/20	17,035,013	17,681,812
5.500%, 1/1/21	150,373	160,363
5.500%, 2/1/21	82,851	88,250
6.000%, 5/1/21	582,920	626,001
6.000%, 8/1/21	2,036,051	2,186,303
6.000%, 10/1/21	759,536	815,434
5.000%, 1/1/22	152,391	160,040
5.000%, 3/1/22	385,763	404,282
5.000%, 10/1/22	16,392	17,243
5.000%, 12/1/22	7,817,642	8,191,729
5.500%, 12/1/22	3,913,033	4,149,649
5.000%, 1/1/23	3,068,359	3,220,248
5.000%, 2/1/23	18,989	19,894

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.500%, 3/1/23	$476,941	$505,930
4.000%, 4/1/23	2,290,831	2,308,818
4.500%, 4/1/23	699,931	721,476
5.000%, 4/1/23	710,372	744,253
4.500%, 5/1/23	1,554,341	1,602,185
5.000%, 5/1/23	2,127,763	2,229,247
4.000%, 6/1/23	1,387,507	1,398,401
5.000%, 7/1/23	1,924,997	2,016,810
5.000%, 8/1/23	1,279,331	1,340,349
5.500%, 8/1/23	4,727,948	5,012,363
5.000%, 9/1/23	507,378	531,577
4.729%, 2/1/24(l)	3,304	3,439
4.500%, 4/1/24	9,537,680	9,828,281
4.000%, 6/1/24	3,860,918	3,891,233
5.022%, 6/1/24(l)	1,479	1,539
4.500%, 7/1/24	3,859,145	3,976,729
5.800%, 2/9/26	680,000	683,146
3.301%, 1/1/28(l)	148,463	152,426
7.125%, 1/15/30	1,586,000	1,999,889
6.000%, 4/1/32	3,296	3,522
7.000%, 4/1/32	29,889	33,017
6.500%, 6/1/32	51,878	56,057
6.500%, 8/1/32	61,383	66,356
6.500%, 9/1/32	587,718	635,095
5.500%, 11/1/32	297,996	313,361
5.500%, 12/1/32	45,197	47,527
5.000%, 1/1/33	2,063,271	2,125,894
5.500%, 1/1/33	637,400	670,266
5.500%, 2/1/33	1,328,976	1,397,501
2.576%, 3/1/33(l)	166,894	171,052
5.500%, 3/1/33	2,097,717	2,205,881
5.500%, 5/1/33	19,824,268	20,846,457
5.500%, 6/1/33	522,975	551,007
5.000%, 7/1/33	420,653	433,421
5.500%, 7/1/33	27,824	29,442
5.000%, 8/1/33	5,044,121	5,196,662
5.500%, 10/1/33	361,363	381,012
5.000%, 11/1/33	1,115,276	1,148,603
5.500%, 11/1/33	634,862	667,597
5.500%, 12/1/33	289,929	304,879
5.000%, 2/1/34	966,689	995,425
5.500%, 2/1/34	973,148	1,025,183
6.000%, 2/1/34	1,961,163	2,093,618
5.000%, 3/1/34	3,024,025	3,114,392
5.500%, 3/1/34	4,698,476	4,940,741
6.000%, 3/1/34	9,696,931	10,351,853
5.000%, 4/1/34	1,182,805	1,217,966
5.500%, 4/1/34	6,252,249	6,574,631
5.000%, 5/1/34	2,265,551	2,332,899
5.500%, 5/1/34	4,593,366	4,834,747
5.500%, 6/1/34	1,218,164	1,284,449
5.000%, 7/1/34	1,713,752	1,764,696
5.500%, 7/1/34	1,309,979	1,380,290
5.000%, 8/1/34	2,431,863	2,504,534
5.500%, 8/1/34	382,989	402,737
6.000%, 8/1/34	1,194,302	1,275,337
5.500%, 9/1/34	12,206,231	12,835,614
6.500%, 9/1/34	305,537	329,193
5.500%, 11/1/34	22,765,738	23,939,597
5.000%, 12/1/34	1,903,984	1,960,881
5.500%, 1/1/35#	37,022,198	38,931,155
5.000%, 2/1/35	701,675	722,314

	Principal Amount	Value (Note 1)

5.500%, 2/1/35	$23,968,997	$25,205,062
6.500%, 2/1/35	730,044	786,109
5.000%, 3/1/35	514,028	529,308
6.000%, 3/1/35	13,963	14,890
4.831%, 4/1/35(l)	1,792,387	1,869,692
6.000%, 4/1/35	11,488,995	12,266,747
5.500%, 5/1/35	290,668	305,655
6.000%, 5/1/35	550,956	587,134
5.000%, 6/1/35	1,823,449	1,877,084
5.000%, 7/1/35	10,199,328	10,502,519
6.000%, 7/1/35	342,518	365,009
5.500%, 8/1/35	7,681,604	8,082,684
6.000%, 8/1/35	979,692	1,044,023
5.000%, 9/1/35	934,558	962,486
5.500%, 9/1/35	426,509	448,168
6.000%, 9/1/35	1,138,601	1,213,366
4.500%, 10/1/35	245,105	245,947
5.000%, 10/1/35	4,703,009	4,837,669
5.500%, 10/1/35	8,005,925	8,412,476
6.000%, 10/1/35	2,175,551	2,317,554
5.000%, 11/1/35	7,376,155	7,593,118
6.000%, 11/1/35	1,969,958	2,097,501
5.500%, 12/1/35	4,267,137	4,487,161
6.000%, 12/1/35	25,847	27,512
6.500%, 12/1/35	682,337	733,459
3.599%, 1/1/36(l)	2,582,616	2,689,017
6.000%, 1/1/36	580,192	617,564
5.000%, 2/1/36	8,502,165	8,741,621
5.500%, 2/1/36	705,926	741,774
6.000%, 2/1/36	571,177	607,969
5.000%, 3/1/36	10,743,312	11,050,924
6.000%, 3/1/36	12,961,027	13,811,588
5.500%, 4/1/36	2,369,999	2,488,499
6.000%, 4/1/36	73,114	77,798
6.000%, 5/1/36	2,088,915	2,223,664
5.500%, 6/1/36	232,195	245,111
6.000%, 6/1/36	3,488,259	3,712,917
6.500%, 6/1/36	19,985	21,532
5.000%, 7/1/36	19,748,342	20,301,451
5.500%, 7/1/36	4,441,374	4,670,382
6.000%, 7/1/36	3,283,081	3,492,506
6.500%, 7/1/36	34,668	37,352
6.000%, 8/1/36	7,951,410	8,458,342
6.500%, 8/1/36	2,868,913	3,084,801
5.500%, 9/1/36	24,599,842	25,868,271
6.000%, 9/1/36	8,846,815	9,411,386
6.000%, 10/1/36	17,510,973	18,612,524
6.500%, 10/1/36	2,152,383	2,317,343
6.000%, 11/1/36	1,619,938	1,721,754
5.500%, 12/1/36	2,206,216	2,315,148
6.000%, 12/1/36	3,673,588	3,905,429
6.500%, 12/1/36	1,831,880	1,966,265
5.500%, 1/1/37	759,733	797,245
6.000%, 1/1/37	1,038,363	1,103,626
5.000%, 2/1/37	441,811	453,978
5.500%, 2/1/37	2,636,948	2,768,268
6.000%, 2/1/37	1,296,097	1,376,343
5.500%, 3/1/37	2,132,309	2,248,920
6.500%, 3/1/37	351,765	377,460
5.500%, 4/1/37	1,028,592	1,080,079
6.000%, 4/1/37	7,239,214	7,704,124
7.000%, 4/1/37	2,195,194	2,410,512

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.500%, 5/1/37	$590,029	$621,121
6.500%, 5/1/37	438,793	471,189
6.000%, 6/1/37	229,513	243,774
5.000%, 7/1/37	1,611,597	1,655,979
5.500%, 7/1/37	1,049,122	1,103,891
6.000%, 7/1/37	3,904,998	4,147,225
5.625%, 7/15/37	695,000	731,586
5.500%, 8/1/37	5,702,120	5,993,637
6.000%, 8/1/37	1,953,908	2,073,679
5.000%, 9/1/37	227,605	233,873
5.819%, 9/1/37(l)	7,806,177	8,241,395
6.000%, 9/1/37	1,810,947	1,925,050
6.500%, 9/1/37	661,403	709,965
5.500%, 10/1/37	349,170	368,265
6.000%, 10/1/37	947,752	1,005,839
6.500%, 10/1/37	5,209,763	5,600,102
5.000%, 11/1/37	152,784	156,992
6.000%, 11/1/37	5,839,152	6,223,062
7.500%, 11/1/37	646,929	709,545
5.500%, 12/1/37	1,490,542	1,562,740
6.500%, 12/1/37	4,311,948	4,626,923
5.000%, 1/1/38	991,959	1,019,276
5.000%, 2/1/38	21,329,101	21,934,217
5.500%, 2/1/38	2,832,058	2,970,115
6.000%, 2/1/38	6,127,149	6,518,738
5.000%, 3/1/38	3,922,433	4,030,454
6.000%, 3/1/38	17,269	18,321
6.500%, 3/1/38	595,493	642,098
4.500%, 4/1/38	926,113	925,534
5.500%, 4/1/38	439,296	463,594
5.500%, 5/1/38	2,833,628	2,990,363
6.000%, 5/1/38	11,361,915	12,058,051
5.000%, 6/1/38	558,908	574,300
5.500%, 6/1/38	40,122,773	42,069,800
6.000%, 6/1/38	2,429,935	2,591,655
5.500%, 7/1/38	174,949	184,626
6.000%, 7/1/38	576,879	614,579
6.000%, 8/1/38	3,381,749	3,603,546
5.500%, 9/1/38	6,075,062	6,389,257
6.000%, 9/1/38	18,426,427	19,544,544
6.500%, 9/1/38	419,592	451,554
5.500%, 10/1/38	5,905,000	6,211,322
6.000%, 10/1/38	3,834,796	4,067,430
6.000%, 11/1/38	947,358	1,004,829
6.500%, 11/1/38	2,799,387	3,012,622
5.500%, 12/1/38	7,713,732	8,140,398
4.500%, 1/1/39	811,178	810,671
5.386%, 1/1/39(l)	10,299,527	10,814,298
6.000%, 1/1/39	1,447,835	1,535,666
4.000%, 2/1/39	2,947,245	2,851,230
4.500%, 2/1/39	923,411	922,834
6.000%, 2/1/39	922,987	978,979
4.500%, 3/1/39	2,741,077	2,739,364
4.500%, 4/1/39	108,266	108,259
4.500%, 5/1/39	12,246,286	12,242,154
4.000%, 6/1/39	2,953,808	2,857,578
4.500%, 6/1/39	15,384,024	15,376,817
6.000%, 6/1/39	962,798	1,021,206
4.500%, 7/1/39	15,007,222	15,011,733
4.000%, 8/1/39	6,950,873	6,724,427
4.500%, 8/1/39	4,798,624	4,801,811
6.000%, 8/1/39	998,012	1,058,555

	Principal Amount	Value (Note 1)

4.000%, 9/1/39	$4,457,737	$4,312,512
4.500%, 9/1/39	3,259,334	3,260,862
4.500%, 10/1/39	2,972,284	2,975,071
3.194%, 12/1/40(l)	99,869	103,836
4.000%, 1/25/40 TBA	17,800,000	17,567,391
4.500%, 1/25/40 TBA	40,000,000	39,992,029
5.000%, 1/25/40 TBA	2,400,000	2,509,688
5.500%, 1/25/40 TBA	31,600,000	33,190,735
6.500%, 1/25/40 TBA	49,900,000	53,435,884
Government National Mortgage Association
3.625%, 7/20/27(l)	6,809	7,030
6.000%, 1/15/29	21,916	23,440
6.000%, 6/15/29	13,692	14,643
6.000%, 12/15/31	24,403	26,132
7.000%, 2/15/32	23,762	26,014
6.500%, 5/15/32	293,852	316,855
6.000%, 7/15/32	23,950	25,703
6.000%, 8/15/32	20,451	21,894
6.000%, 1/15/33	18,646	20,095
6.500%, 1/15/33	246,875	267,204
6.000%, 2/15/33	44,735	47,918
6.500%, 2/15/33	309,115	334,955
7.000%, 2/15/33	18,486	20,192
5.500%, 4/15/33	67,633	71,760
6.500%, 6/15/34	310,747	336,335
6.500%, 8/15/34	2,498,653	2,704,402
6.000%, 9/15/34	511,595	546,088
6.000%, 12/15/34	69,794	74,500
6.000%, 1/15/35	151,702	161,788
6.000%, 2/15/35	81,169	87,186
6.000%, 3/15/35	306,061	326,944
6.000%, 5/15/35	31,284	33,532
6.000%, 7/15/35	198,296	212,905
6.000%, 9/15/35	27,456	29,478
6.000%, 10/15/35	69,720	74,290
6.000%, 12/15/35	100,097	106,564
6.500%, 12/15/35	2,855,884	3,094,619
6.000%, 1/15/36	87,877	93,794
6.000%, 2/15/36	66,055	70,323
6.000%, 3/15/36	58,406	62,180
6.000%, 4/15/36	83,118	88,467
6.000%, 5/15/36	315,530	335,325
6.000%, 6/15/36	434,316	461,562
6.000%, 7/15/36	982,610	1,044,253
6.000%, 8/15/36	1,427,791	1,519,636
6.000%, 9/15/36	665,624	706,742
6.000%, 10/15/36	1,132,815	1,202,465
6.000%, 11/15/36	58,372	61,961
6.000%, 2/15/37	659,790	700,151
6.000%, 6/15/37	36,207	38,422
6.000%, 11/15/37	30,207	32,027
6.000%, 2/15/38	371,513	394,355
6.000%, 4/15/38	3,175,663	3,368,848
6.000%, 5/15/38	885,494	938,278
6.000%, 6/15/38	457,507	484,779
6.000%, 8/15/38	49,280	52,218
6.000%, 9/15/38	341,292	361,636
6.000%, 10/15/38	1,713,959	1,816,127
6.000%, 11/15/38	255,239	270,454
6.000%, 12/15/38	3,144,674	3,332,126
6.500%, 12/15/38	823,415	877,323
5.500%, 1/15/39	20,384,418	21,411,601

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.000%, 1/15/39	$271,684	$287,879
5.000%, 2/15/39	9,453,551	9,746,020
4.500%, 3/15/39	1,992,623	1,998,539
4.500%, 4/15/39	6,911,175	6,931,692
4.000%, 6/15/39	850,278	823,308
4.500%, 6/15/39	7,957,533	7,981,158
4.000%, 7/15/39	447,470	433,277
4.000%, 8/15/39	693,034	671,052
4.500%, 8/15/39	1,860,680	1,868,530
5.000%, 8/15/39	48,783	50,292
4.500%, 9/15/39	1,126,519	1,129,864
5.000%, 9/15/39	8,838,997	9,112,453
5.000%, 11/15/39	1,498,103	1,545,387
4.500%, 12/15/39	1,500,000	1,504,688
4.500%, 1/25/40 TBA	3,000,000	3,002,812
5.000%, 1/25/40 TBA	20,000,000	20,573,438
5.500%, 1/25/40 TBA	6,000,000	6,287,344
6.500%, 1/25/40 TBA	5,500,000	5,843,750
Resolution Funding Corp.
0.000%, 7/15/18 STRIPS	75,000	51,881
0.000%, 10/15/18 STRIPS	75,000	51,094
Small Business Administration
Series P10A 4.504%, 2/1/14	317,879	328,332
Small Business Administration Participation Certificates
4.524%, 2/10/13	77,669	80,410
U.S. Department of Housing and Urban Development
Series 03-A 5.380%, 8/1/18	1,660,000	1,744,336

		1,607,170,238

U.S. Treasuries (30.1%)
U.S. Treasury Bonds
1.000%, 12/31/11	2,000,000	1,994,376
11.250%, 2/15/15	2,716,000	3,831,681
9.250%, 2/15/16	3,684,000	4,962,175
7.250%, 5/15/16	4,594,000	5,686,871
7.500%, 11/15/16	4,095,000	5,160,658
8.875%, 8/15/17	4,107,000	5,598,354
8.125%, 8/15/19	12,660,000	17,039,575
8.500%, 2/15/20	5,627,000	7,797,790
7.875%, 2/15/21	1,500,000	2,016,093
8.000%, 11/15/21	14,375,000	19,574,711
7.625%, 11/15/22	1,000,000	1,333,906
7.125%, 2/15/23	2,500,000	3,206,250
6.250%, 8/15/23	3,000,000	3,583,125
6.750%, 8/15/26	1,755,000	2,214,317
6.625%, 2/15/27	3,573,000	4,462,341
6.375%, 8/15/27	1,634,000	1,995,523
6.125%, 11/15/27	2,258,000	2,689,843
6.125%, 8/15/29	7,088,000	8,510,030
6.250%, 5/15/30	1,000,000	1,221,562
5.375%, 2/15/31	2,770,000	3,060,850
4.750%, 2/15/37	5,081,000	5,192,147
5.000%, 5/15/37	2,293,000	2,435,237
4.375%, 2/15/38	7,204,000	6,915,840
3.500%, 2/15/39	1,500,000	1,228,593
4.250%, 5/15/39	4,500,000	4,221,562
4.500%, 8/15/39	8,450,000	8,258,557
4.375%, 11/15/39	1,000,000	957,188
U.S. Treasury Notes
0.875%, 1/31/11	6,000,000	6,018,750

	Principal Amount	Value (Note 1)

0.875%, 2/28/11	$7,000,000	$7,016,954
4.500%, 2/28/11	2,711,000	2,829,712
0.875%, 3/31/11	6,000,000	6,011,016
4.875%, 4/30/11	2,500,000	2,633,202
0.875%, 5/31/11	10,000,000	10,012,110
4.875%, 5/31/11	2,500,000	2,641,307
1.125%, 6/30/11	5,000,000	5,020,310
5.125%, 6/30/11	6,774,000	7,198,168
1.000%, 7/31/11	6,500,000	6,509,900
4.625%, 8/31/11	3,000,000	3,181,173
1.000%, 9/30/11	5,000,000	4,998,635
4.500%, 9/30/11	2,710,000	2,873,234
1.000%, 10/31/11	6,000,000	5,994,600
1.750%, 11/15/11	4,000,000	4,050,468
0.750%, 11/30/11	5,000,000	4,967,385
4.500%, 11/30/11	4,710,000	5,015,048
1.125%, 12/15/11	5,000,000	5,001,760
4.625%, 12/31/11	14,980,000	16,005,201
1.125%, 1/15/12	8,000,000	7,992,496
1.375%, 2/15/12	9,000,000	9,026,019
4.625%, 2/29/12	2,000,000	2,143,594
1.375%, 3/15/12	5,000,000	5,011,330
4.500%, 3/31/12	10,840,000	11,602,182
4.500%, 4/30/12	6,778,000	7,266,755
1.375%, 5/15/12	4,000,000	4,000,000
4.750%, 5/31/12	5,000,000	5,399,610
1.750%, 8/15/12	8,000,000	8,051,872
4.125%, 8/31/12	5,420,000	5,794,316
4.250%, 9/30/12	1,000,000	1,073,125
1.375%, 10/15/12	2,000,000	1,988,750
1.125%, 12/15/12	2,010,000	1,977,800
3.625%, 12/31/12	6,780,000	7,169,321
3.125%, 4/30/13	9,487,000	9,884,268
3.375%, 6/30/13	9,490,000	9,960,789
3.375%, 7/31/13	5,563,000	5,839,414
2.750%, 10/31/13	5,848,000	5,989,177
4.250%, 11/15/13	5,000,000	5,401,560
2.000%, 11/30/13	1,139,000	1,132,950
1.500%, 12/31/13	3,782,000	3,682,428
1.750%, 1/31/14	4,000,000	3,924,064
4.000%, 2/15/14	2,000,000	2,138,594
1.875%, 2/28/14	1,500,000	1,475,274
1.750%, 3/31/14	5,000,000	4,881,250
1.875%, 4/30/14	5,000,000	4,897,265
4.750%, 5/15/14	4,000,000	4,401,248
2.250%, 5/31/14	5,000,000	4,966,015
2.625%, 6/30/14	8,000,000	8,058,128
2.625%, 7/31/14	5,000,000	5,025,000
2.375%, 8/31/14	4,700,000	4,665,483
2.375%, 9/30/14	5,000,000	4,957,800
2.375%, 10/31/14#	171,000,000	169,142,940
4.250%, 11/15/14	4,000,000	4,308,752
2.125%, 11/30/14#	434,555,000	424,269,083
2.625%, 12/31/14	18,400,000	18,346,824
4.000%, 2/15/15	9,082,000	9,652,459
4.125%, 5/15/15	5,000,000	5,331,250
2.625%, 2/29/16	7,000,000	6,809,684
2.375%, 3/31/16	5,000,000	4,783,595
2.625%, 4/30/16	2,000,000	1,937,968
5.125%, 5/15/16	4,087,000	4,558,280
3.250%, 5/31/16	3,000,000	3,012,423

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

3.250%, 6/30/16	$2,000,000	$2,005,782
4.875%, 8/15/16	10,810,000	11,887,627
3.000%, 9/30/16	5,000,000	4,907,420
3.125%, 10/31/16	5,000,000	4,937,110
3.250%, 12/31/16	4,000,000	3,966,248
4.625%, 2/15/17	5,458,000	5,893,363
4.750%, 8/15/17	8,186,000	8,882,449
4.250%, 11/15/17	6,650,000	6,970,031
3.500%, 2/15/18	3,000,000	2,975,391
3.875%, 5/15/18	7,432,000	7,546,386
4.000%, 8/15/18	11,900,000	12,153,803
3.750%, 11/15/18	12,000,000	11,999,064
2.750%, 2/15/19	8,000,000	7,365,000
3.125%, 5/15/19	13,000,000	12,311,403
3.625%, 8/15/19	11,000,000	10,814,375
3.375%, 11/15/19#	41,830,000	40,235,440

		1,219,910,115

Total Government Securities		3,004,319,342

Total Long-Term Debt Securities (109.9%) (Cost $4,413,074,319)		4,451,010,437

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.1%)
Commercial Banks (0.1%)
Wells Fargo & Co.
7.500%	5,000	4,590,000

Total Convertible Preferred Stocks (0.1%) (Cost $5,000,000)		4,590,000

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Iintesa Sanpaolo S.p.A.
2.38%, 12/21/12	$5,000,000	4,955,950

Government Securities (0.3%)
Federal Home Loan Mortgage Corp.
0.01%, 1/11/10(o)(p)	2,700,000	2,699,989
0.02%, 1/25/10(o)(p)	5,700,000	5,699,932
U.S. Treasury Bills
0.06%, 4/1/10(p)	2,100,000	2,099,695

Total Government Securities		10,499,616

Short-Term Investments of Cash Collateral for Securities Loaned (0.1%)
Credit Suisse (USA) LLC, Repurchase Agreement
0.00%, 1/4/10(u)	2,419,465	2,419,465
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09(h)(s)	359,998	70,200
Monumental Global Funding II
0.43%, 5/26/10(l)	670,000	656,667
Pricoa Global Funding I
0.40%, 6/25/10(l)	429,979	423,747

Total Short-Term Investments of Cash Collateral for Securities Loaned		3,570,079

	Principal Amount	Value (Note 1)

Time Deposit (2.4%)
JPMorgan Chase Nassau
0.000%, 1/4/10	$96,640,116	$96,640,116

Total Short-Term Investments (2.9%) (Cost/Amortized Cost $116,016,230)		115,665,761

Total Investments Before Options Written and Securities Sold Short (112.9%) (Cost/Amortized Cost $4,534,090,549)		4,571,266,198

	Number of Contracts	Value (Note 1)
OPTIONS WRITTEN:
Call Options Written (0.0%)
10 Year U.S. Treasury Notes
February 2010 @ $120.00*	(1,973)	(92,484)
February 2010 @ $119.00*	(55)	(1,719)

		(94,203)

Put Options Written (-0.1%)
10 Year U.S. Treasury Notes
February 2010 @ $114.00*	(39)	(23,766)
February 2010 @ $115.00*	(2,390)	(2,315,312)
February 2010 @ $116.00*	(423)	(462,656)

		(2,801,734)

Total Options Written (-0.1%) (Premiums Received $1,831,534)		(2,895,937)

Total Investments Before Securities Sold Short (112.8%) (Cost/Amortized Cost $4,532,259,015)		4,568,370,261

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agencies (-4.0%)
Federal Home Loan Mortgage Corp.
5.000%, 1/15/40 TBA	$(2,600,000)	(2,718,828)
5.500%, 1/15/40 TBA	(5,500,000)	(5,763,399)
6.000%, 1/15/40 TBA	(5,900,000)	(6,254,000)
Federal National Mortgage Association
4.500%, 1/25/40 TBA	(12,700,000)	(13,064,133)
5.000%, 1/25/40 TBA	(19,400,000)	(19,887,515)
5.500%, 1/25/40 TBA	(3,000,000)	(3,141,328)
6.000%, 1/25/40 TBA	(60,700,000)	(64,294,581)
6.000%, 2/25/40 TBA	(46,200,000)	(48,802,523)

Total Securities Sold Short (-4.0%) (Proceeds Received $163,951,969)		(163,926,307)

Total Investments after Options Written and Securities Sold Short (108.8%) (Cost/Amortized Cost $4,368,307,046)		4,404,443,954
Other Assets Less Liabilities (- 8.8%)		(355,890,549)

Net Assets (100%)		$4,048,553,405

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $2,391,747 or 0.1% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $315,241,910 or 7.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $12,785,907.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $2,467,875.

Glossary:
ABS	—	Asset-Backed Security
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
IO	—	Interest Only
JPY	—	Japanese Yen
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
TBA	—	Security is subject to delayed delivery.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Purchases
EURODollar	1,691	December-10	$414,846,500	$416,281,925	$1,435,425
U.S. 10 Year Treasury Notes	297	March-10	35,130,843	34,289,578	(841,265)
U.S. 5 Year Treasury Notes	190	March-10	22,173,565	21,732,735	(440,830)
U.S. Treasury Bonds	23	March-10	2,695,363	2,653,625	(41,738)

					$111,592

Sales
U.S. 10 Year Treasury Notes	219	March-10	$25,738,160	$25,284,234	$453,926
U.S. 2 Year Treasury Notes	33	March-10	7,157,705	7,136,766	20,939

					$474,865

					$586,457

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
European Union Euro vs. U.S. Dollar, expiring 1/8/10	8,218	$12,400,962	$11,780,914	$620,048
European Union Euro vs. U.S. Dollar, expiring 3/17/10	1,469	2,133,803	2,105,684	28,119
Japanese Yen vs. U.S. Dollar, expiring 1/25/10	688,859	7,693,182	7,397,144	296,038

				$944,205

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Options Written:

Options written through the year ended December 31, 2009 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2009	108	$19,374
Options Written	91,007,659	3,537,182
Options Terminated in Closing Purchase Transactions	(91,000,118)	(702,236)
Options Expired	(2,769)	(1,022,786)
Options Exercised	—	—

Options Outstanding - December 31, 2009	4,880	$1,831,534

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$113,512,376	$976	$113,513,352
Non-Agency CMO	—	172,916,168	2,390,771	175,306,939
Convertible Preferred Stocks
Financials	4,590,000	—	—	4,590,000
Corporate Bonds
Consumer Discretionary	—	37,887,521	—	37,887,521
Consumer Staples	—	47,519,443	—	47,519,443
Energy	—	69,019,065	—	69,019,065
Financials	—	740,361,303	—	740,361,303
Health Care	—	33,300,320	—	33,300,320
Industrials	—	35,694,480	—	35,694,480
Information Technology	—	21,118,349	—	21,118,349
Materials	—	25,391,964	—	25,391,964
Telecommunication Services	—	73,407,965	—	73,407,965
Utilities	—	74,170,394	—	74,170,394
Forward Currency Contracts	—	944,205	—	944,205
Futures	1,910,290	—	—	1,910,290
Government Securities
Agency ABS	—	21,666,923	—	21,666,923
Agency CMO	—	13,321,883	—	13,321,883
Foreign Governments	—	54,145,538	—	54,145,538
Municipal Bonds	—	55,557,872	—	55,557,872
Supranational	—	32,546,773	—	32,546,773
U.S. Government Agencies	—	1,607,170,238	—	1,607,170,238
U.S. Treasuries	—	1,219,910,115	—	1,219,910,115
Short-Term Investments	—	115,665,761	–	115,665,761

Total Assets	$6,500,290	$4,565,228,656	$2,391,747	$4,574,120,693

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Liabilities:
Futures	$(1,323,833)	$—	$—	$(1,323,833)
Government Securities
U.S. Government Agencies	—	(163,926,307)	—	(163,926,307)
Options Written
Call Options Written	(94,203)	—	—	(94,203)
Put Options Written	(2,801,734)	—	—	(2,801,734)

Total Liabilities	$(4,219,770)	$(163,926,307)	$—	$(168,146,077)

Total	$2,280,520	$4,401,302,349	$2,391,747	$4,405,974,616

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Government	Investments in Securities-Financials
Balance as of 12/31/08	$3,201,768	$3,177,386
Total gains or losses (realized/unrealized) included in earnings	(95,017)	—
Purchases, sales, issuances, and settlements (net)	2,485,788	—
Transfers in and/or out of Level 3	(3,200,792)	(3,177,386)

Balance as of 12/31/09	$2,391,747	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(82,243)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$1,910,290	*
Foreign exchange contracts	Receivables	944,205
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,854,495

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(4,219,770)	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(4,219,770)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,598,391	$61,186,942	$—	$—	$62,785,333
Foreign exchange contracts	—	—	209,413	—	209,413
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$1,598,391	$61,186,942	$209,413	$—	$62,994,746

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(1,068,252)	$(41,112,344)	$—	$—	$(42,180,596)
Foreign exchange contracts	—	—	1,047,207	—	1,047,207
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(1,068,252)	$(41,112,344)	$1,047,207	$—	$41,133,389

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $15,060,000, and futures and written options contracts with an average notional balance of approximately $1,000,357,000 and $425,000 respectively during the year ended December 31, 2009

^ This Portfolio held futures contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets. The Portfolio held forward foreign currency and written option contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$14,451,964,194
Long-term U.S. Treasury securities	12,275,518,968

$26,727,483,162

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$15,960,633,978
Long-term U.S. Treasury securities	11,070,847,849

$27,031,481,827

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$97,353,596
Aggregate gross unrealized depreciation	(70,619,893)

Net unrealized appreciation	$26,733,703

Federal income tax cost of investments	$4,544,532,495

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had loaned securities with a total value of $3,790,341. This was secured by collateral of $3,879,442 which was received as cash and subsequently invested in short-term investments currently valued at $3,570,079, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carry forward of $34,683,509 which expires in the year 2017.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $4,534,090,549) (Securities on loan at market value $3,790,341)	$4,571,266,198
Foreign cash (Cost $5,321,961)	5,206,709
Cash held as collateral for forward commitments	9,212,157
Receivable for forward commitments	395,624,658
Receivable for securities sold	297,523,451
Dividends, interest and other receivables	28,384,075
Unrealized appreciation of forward foreign currency contracts	944,205
Receivable from Separate Accounts for Trust shares sold	867,366
Other assets	6,049

Total assets	5,309,034,868

LIABILITIES
Overdraft payable	48,894,542
Payable for forward commitments	537,952,728
Payable for securities purchased	487,680,451
Securities sold short, at value (Proceeds received $163,951,969)	163,926,307
Payable for return of cash collateral on securities loaned	3,879,442
Options Written, at Value (Premiums Received $1,831,534)	2,895,937
Payable to Separate Accounts for Trust shares redeemed	2,381,970
Investment management fees payable	1,791,706
Administrative fees payable	531,584
Variation margin payable on futures contracts	367,466
Payable for return of cash collateral on forward commitments	9,212,157
Distribution fees payable - Class B	268,444
Trustees’ fees payable	35,364
Accrued expenses	663,365

Total liabilities	1,260,481,463

NET ASSETS	$4,048,553,405

Net assets were comprised of:
Paid in capital	$4,055,403,685
Accumulated undistributed net investment income (loss)	700,719
Accumulated undistributed net realized gains (losses) on investments, securities sold short, options written, futures and foreign currency transactions	(45,095,998)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	37,544,999

Net assets	$4,048,553,405

Class A
Net asset value, offering and redemption price per share, $2,796,283,767 / 272,293,704 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.27

Class B
Net asset value, offering and redemption price per share, $1,252,269,638 / 121,744,144 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest (net of $34,262 foreign withholding tax)	$152,150,449
Dividends	374,997
Securities lending (net)	7,277

Total income	152,532,723

EXPENSES
Investment management fees	18,884,380
Administrative fees	5,562,207
Distribution fees - Class B	2,714,917
Printing and mailing expenses	615,870
Custodian fees	246,500
Professional fees	133,946
Trustees’ fees	52,155
Miscellaneous	171,061

Total expenses	28,381,036

NET INVESTMENT INCOME (LOSS)	124,151,687

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(97,591,373)
Foreign currency transactions	(1,038,114)
Forward commitments	45,176,461
Futures	61,186,942
Options written	1,756,678
Securities sold short	10,682,979

Net realized gain (loss)	20,173,573

Change in unrealized appreciation (depreciation) on:
Securities	177,398,798
Foreign currency translations	(92,575)
Options written	(1,068,252)
Futures	(41,112,344)
Securities sold short	743,938

Net change in unrealized appreciation (depreciation)	135,869,565

NET REALIZED AND UNREALIZED GAIN (LOSS)	156,043,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$280,194,825

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$124,151,687	$145,095,178
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	20,173,573	68,556,250
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	135,869,565	(136,043,421)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	280,194,825	77,608,007

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(96,306,551)	(120,047,277)
Class B	(39,003,943)	(41,697,405)

	(135,310,494)	(161,744,682)

Distributions from net realized capital gains
Class A	(6,263,576)	(67,622,982)
Class B	(2,789,213)	(24,943,903)

	(9,052,789)	(92,566,885)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(144,363,283)	(254,311,567)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 73,497,702 and 78,463,696 shares, respectively ]	738,835,683	805,019,693
Capital shares issued in reinvestment of dividends and distributions [ 10,105,166 and 18,707,632 shares, respectively ]	102,570,127	187,670,259
Capital shares repurchased [ (62,978,766) and (46,636,439) shares, respectively ]	(620,324,410)	(467,681,701)

Total Class A transactions	221,081,400	525,008,251

Class B
Capital shares sold [ 54,936,464 and 27,264,855 shares, respectively ]	556,253,083	278,132,675
Capital shares issued in reinvestment of dividends and distributions [ 4,107,514 and 6,632,030 shares, respectively ]	41,793,156	66,641,308
Capital shares repurchased [ (29,660,624) and (21,339,123) shares, respectively ]	(300,194,154)	(217,710,586)

Total Class B transactions	297,852,085	127,063,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	518,933,485	652,071,648

TOTAL INCREASE (DECREASE) IN NET ASSETS	654,765,027	475,368,088
NET ASSETS:
Beginning of year	3,393,788,378	2,918,420,290

End of year (a)	$4,048,553,405	$3,393,788,378

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$700,719	$(10,785,707)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.86	$10.38	$10.21	$10.25	$10.43

Income (loss) from investment operations:
Net investment income (loss)	0.36 (e)	0.46 (e)	0.47 (e)	0.44 (e)	0.36 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.46	(0.19)	0.17	(0.04)	(0.16)

Total from investment operations	0.82	0.27	0.64	0.40	0.20

Less distributions:
Dividends from net investment income	(0.38)	(0.52)	(0.47)	(0.44)	(0.38)
Distributions from net realized gains	(0.03)	(0.27)	—	—	—

Total dividends and distributions	(0.41)	(0.79)	(0.47)	(0.44)	(0.38)

Net asset value, end of year	$10.27	$9.86	$10.38	$10.21	$10.25

Total return	8.44%	2.55%	6.53%	3.96%	2.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,796,284	$2,481,594	$2,088,488	$1,911,399	$1,237,241
Ratio of expenses to average net assets:
After waivers	0.71%	0.75%	0.71%	0.70%	0.70%
After waivers and fees paid indirectly	0.71%	0.75%	0.71%	0.70%	0.70%
Before waivers and fees paid indirectly	0.71%	0.76%	0.76%	0.77%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers	3.51%	4.55%	4.62%	4.31%	3.51%
After waivers and fees paid indirectly	3.51%	4.55%	4.62%	4.31%	3.51%
Before waivers and fees paid indirectly	3.51%	4.54%	4.57%	4.24%	3.43%
Portfolio turnover rate	623%	431%	475%	366%	654%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	— #	$0.01	$0.01	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.88	$10.40	$10.20	$10.24	$10.42

Income (loss) from investment operations:
Net investment income (loss)	0.33 (e)	0.44 (e)	0.44 (e)	0.41 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.47	(0.20)	0.18	(0.03)	(0.16)

Total from investment operations	0.80	0.24	0.62	0.38	0.18

Less distributions:
Dividends from net investment income	(0.36)	(0.49)	(0.42)	(0.42)	(0.36)
Distributions from net realized gains	(0.03)	(0.27)	—	—	—

Total dividends and distributions	(0.39)	(0.76)	(0.42)	(0.42)	(0.36)

Net asset value, end of year	$10.29	$9.88	$10.40	$10.20	$10.24

Total return	8.16%	2.30%	6.23%	3.80%	1.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,252,270	$912,195	$829,932	$825,182	$806,356
Ratio of expenses to average net assets:
After waivers	0.96%	1.00%	0.96%	0.95%	0.95%
After waivers and fees paid indirectly	0.96%	1.00%	0.96%	0.95%	0.95%
Before waivers and fees paid indirectly	0.96%	1.01%	1.01%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers	3.25%	4.29%	4.37%	4.04%	3.26%
After waivers and fees paid indirectly	3.25%	4.29%	4.37%	4.04%	3.26%
Before waivers and fees paid indirectly	3.25%	4.28%	4.32%	3.97%	3.18%
Portfolio turnover rate	623%	431%	475%	366%	654%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	— #	$0.01	$0.01	$0.01
#	Per share amount is less than $0.01.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	JPMorgan Investment Management Inc.

➢	Marsico Capital Management, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	30.41%	2.47%	4.53%
Portfolio – Class B Shares	29.99	2.21	4.28
MSCI EAFE Index	31.78	3.54	6.59
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 30.41% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 31.78% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. Developed international equity markets, as represented by the MSCI EAFE Index, rose 31.8%. The U.S. dollar generally weakened during the year, which had a positive impact for U.S. based international equity investors. Nine of the ten sectors in the MSCI EAFE Index posted double-digit gains, led by Materials, which soared nearly 70%. Utilities was the weakest-performing sector of the Index, experiencing a relatively modest gain of 5%.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the MSCI EAFE Index.

Portfolio Highlights

For the year ended December 31, 2009

•

Stock selection in the Energy sector was a positive for the Portfolio: The Portfolio’s Energy holdings such as Petroleo Brasileiro S.A. and Transocean Ltd., which the benchmark did not hold, aided relative returns.

•

Stock selection in the Financial Sector had a positive impact on relative returns. Several Financial positions posted solid returns and aided performance. These included Credit Suisse Group AG, India-headquartered ICICI Bank Ltd. and Brazil-based Itau Unibanco Holding S/A.

•	Positions in Anheuser-Busch InBev (Consumer Staples sector) and Brazilian home builder Gafisa S/A benefited the Portfolio.

•	Underweighted posture in the Utilities sector benefited the Portfolio as it was the weakest-performing sector of the benchmark index.

What hurt performance during the year:

•	Stock selection in the Materials sector was a negative for the Portfolio.

•

On an individual stock level, the largest detractors from Portfolio performance included video game company Nintendo Co. Ltd. (Information Technology sector — Japan) and Mizuho Financial Group Inc. (Financial sector — Japan).

•	Other leading detractors from performance included Barclays and HSBC (Financial sector — U.K.), and Lonza Group AG (Health Care — Switzerland).

Sector Weightings as of 12/31/09	% of Net Assets
Financials	23.4%
Consumer Discretionary	10.7
Industrials	10.4
Health Care	9.3
Materials	9.2
Energy	9.2
Consumer Staples	9.1
Telecommunication Services	6.5
Information Technology	6.3
Utilities	4.2
Cash and Other	1.7

100.0%

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,209.30	$5.62
Hypothetical (5% average return before expenses)	1,000.00	1,020.11	5.14
Class B
Actual	1,000.00	1,208.00	7.01
Hypothetical (5% average return before expenses)	1,000.00	1,018.85	6.41

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.01% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.9%)
AGL Energy Ltd.	26,965	$339,193
Alumina Ltd.*	149,361	245,264
Amcor Ltd.^	258,666	1,441,029
AMP Ltd.	120,393	725,090
Aristocrat Leisure Ltd.	19,544	69,761
Arrow Energy Ltd.*	34,495	127,695
Asciano Group*	148,526	239,790
ASX Ltd.	9,387	292,356
Australia & New Zealand Banking Group Ltd.	278,217	5,660,548
Bendigo and Adelaide Bank Ltd.	22,320	195,675
BGP Holdings plc*†(b)	568,558	—
BHP Billiton Ltd.	231,153	8,851,722
Billabong International Ltd.	12,152	118,142
BlueScope Steel Ltd.	105,514	291,157
Boral Ltd.	35,872	189,560
Brambles Ltd.	81,283	492,398
Caltex Australia Ltd.*	7,714	64,011
CFS Retail Property
Trust (REIT)	95,809	162,263
Coca-Cola Amatil Ltd.	31,480	324,394
Cochlear Ltd.	3,000	185,247
Commonwealth Bank of Australia	87,915	4,286,927
Computershare Ltd.	28,073	286,254
Crown Ltd.	25,013	179,081
CSL Ltd.	208,443	6,064,038
CSR Ltd.	87,982	141,511
Dexus Property Group (REIT)	281,894	212,857
Energy Resources of Australia Ltd.	4,089	87,453
Fairfax Media Ltd.	140,202	216,254
Fortescue Metals Group Ltd.*	70,697	278,420
Foster’s Group Ltd.	116,925	575,370
Goodman Fielder Ltd.	82,802	120,525
Goodman Group (REIT)	378,278	212,881
GPT Group (REIT)	479,992	257,782
Harvey Norman Holdings Ltd.	30,352	113,970
Incitec Pivot Ltd.	101,768	322,512
Insurance Australia Group Ltd.	304,309	1,090,007
Leighton Holdings Ltd.	8,255	278,926
Lend Lease Corp., Ltd.	115,593	1,053,334
Macquarie Group Ltd.^	52,483	2,246,977
Macquarie Infrastructure
Group	877,418	1,045,594
MAp Group	42,854	115,713
Metcash Ltd.	42,414	169,766
Mirvac Group (REIT)	146,792	204,215
National Australia Bank Ltd.^	247,493	6,022,296
Newcrest Mining Ltd.	27,674	867,325
Nufarm Ltd.	8,032	78,471
OneSteel Ltd.	78,606	233,844
Orica Ltd.	22,255	515,841
Origin Energy Ltd.	49,611	744,800
OZ Minerals Ltd.*	161,796	169,182
Paladin Energy Ltd.*	34,292	127,265
Qantas Airways Ltd.	679,358	1,805,576
QBE Insurance Group Ltd.	59,196	1,351,121
Rio Tinto Ltd.^	31,675	2,095,801

	Number of Shares	Value (Note 1)

Santos Ltd.	46,338	$583,484
Sims Metal Management Ltd.	7,580	148,378
Sonic Healthcare Ltd.	20,629	284,109
SP AusNet	69,818	57,179
Stockland Corp., Ltd. (REIT)	131,606	462,487
Suncorp-Metway Ltd.	73,137	564,741
TABCORP Holdings Ltd.	177,176	1,098,666
Tatts Group Ltd.	60,790	132,609
Telstra Corp., Ltd.	552,882	1,694,345
Toll Holdings Ltd.	39,774	309,952
Transurban Group	67,190	332,844
Wesfarmers Ltd.	57,746	1,605,495
Wesfarmers Ltd. (PPS)	9,268	257,677
Westfield Group (REIT)	117,524	1,310,661
Westpac Banking Corp.	172,774	3,889,007
Woodside Petroleum Ltd.	30,824	1,295,520
Woolworths Ltd.	71,157	1,782,352
WorleyParsons Ltd.	9,726	251,948

		69,648,638

Austria (0.2%)
Erste Group Bank AG	9,980	369,929
Immoeast AG*	24,127	132,270
OMV AG	8,302	363,557
Raiffeisen International Bank Holding AG	3,470	196,408
Telekom Austria AG	17,945	256,211
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	4,403	186,674
Vienna Insurance Group	2,194	112,660
Voestalpine AG	7,377	269,001

		1,886,710

Belgium (1.3%)
Anheuser-Busch InBev N.V.^	226,911	11,723,153
Belgacom S.A.	9,372	338,047
Cie Nationale a Portefeuille	2,121	113,113
Colruyt S.A.	871	210,008
Delhaize Group S.A.	5,770	441,940
Dexia S.A.*	33,888	213,173
Fortis*	129,491	479,746
Groupe Bruxelles Lambert S.A.	4,638	436,480
KBC Groep N.V.*	8,616	373,125
Mobistar S.A.	1,677	114,682
Solvay S.A.	3,272	352,743
UCB S.A.	6,009	251,633
Umicore	7,077	235,664

		15,283,507

Bermuda (0.0%)
Seadrill Ltd.	16,211	410,631

Brazil (2.9%)
Cyrela Brazil Realty S.A.	334,900	4,641,584
Gafisa S.A.	288,944	4,684,875
Itau Unibanco Banco Multiplo S.A. (ADR)	144,717	3,305,336
Jbs S.A.	352,500	1,868,347
OGX Petroleo e Gas Participacoes S.A.	600,000	5,865,278

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

PDG Realty S.A. Empreendimentose Participacoes	305,400	$2,996,904
Petroleo Brasileiro S.A. (Mexico Exchange) (ADR)	94,347	4,498,465
Petroleo Brasileiro S.A. (New York Exchange) (ADR)	13,383	638,102
Vale S.A. (ADR)	186,946	5,427,042

		33,925,933

Canada (1.4%)
Bombardier, Inc., Class B^	261,800	1,201,549
Brookfield Properties Corp.	187,900	2,299,680
Canadian National Railway Co.	28,375	1,542,465
National Bank of Canada	21,400	1,232,620
Nexen, Inc.	68,279	1,646,504
Research In Motion Ltd.*	23,033	1,555,649
Suncor Energy, Inc.	67,328	2,395,444
Talisman Energy, Inc.	92,100	1,733,947
TELUS Corp. (Non-Voting), Class A	52,300	1,637,735
Westjet Airlines Ltd. (Variable-Voting), Class A*	124,300	1,497,519

		16,743,112

China (1.0%)
Baidu, Inc. (ADR)*	7,179	2,952,220
China Life Insurance Co., Ltd., Class H^	96,000	469,760
Ctrip.com International Ltd. (ADR)*	41,100	2,953,446
Foxconn International Holdings Ltd.*	130,000	149,659
Industrial & Commercial Bank of China Ltd., Class H^	572,000	469,415
Longtop Financial Technologies Ltd. (ADR)*	58,494	2,165,448
Tencent Holdings Ltd.	94,800	2,043,169

		11,203,117

Cyprus (0.0%)
Bank of Cyprus PCL	34,777	242,412

Denmark (1.7%)
A. P. Moller - Maersk A/S, Class A	33	222,462
A. P. Moller - Maersk A/S, Class B	63	440,541
Carlsberg A/S, Class B	16,990	1,253,805
Coloplast A/S, Class B	1,495	135,873
Danske Bank A/S*	120,202	2,736,876
DSV A/S*	12,208	219,017
H. Lundbeck A/S	3,600	65,525
Novo Nordisk A/S, Class B	128,190	8,201,956
Novozymes A/S, Class B^	20,060	2,080,014
Topdanmark A/S*	725	98,168
TrygVesta A/S	1,743	115,057
Vestas Wind Systems A/S*^	78,762	4,819,228
William Demant Holding A/S*	1,364	102,784

		20,491,306

	Number of Shares	Value (Note 1)

Finland (1.0%)
Elisa Oyj	7,882	$180,069
Fortum Oyj	26,692	723,114
Kesko Oyj, Class B	4,198	138,461
Kone Oyj, Class B	8,483	362,565
Metso Oyj	8,203	288,411
Neste Oil Oyj	8,217	145,727
Nokia Oyj^	563,285	7,231,363
Nokian Renkaat Oyj	6,806	165,135
Orion Oyj, Class B	5,723	123,230
Outokumpu Oyj	7,619	143,262
Pohjola Bank plc	10,100	109,297
Rautaruukki Oyj	5,471	125,617
Sampo Oyj, Class A	25,034	607,565
Sanoma Oyj	4,655	104,463
Stora Enso Oyj, Class R*	34,603	242,548
UPM-Kymmene Oyj	28,804	342,563
Wartsila Oyj	4,571	182,722

		11,216,112

France (10.0%)
Accor S.A.^	51,934	2,821,254
Aeroports de Paris S.A.	1,903	153,072
Air France-KLM*	7,720	120,368
Air Liquide S.A.	14,373	1,696,638
Alcatel-Lucent*	138,087	462,475
Alstom S.A.^	89,369	6,209,222
Atos Origin S.A.*	2,539	115,604
BioMerieux	789	91,772
BNP Paribas S.A.	162,719	12,840,745
Bouygues S.A.	13,479	702,951
Bureau Veritas S.A.	2,607	135,043
Cap Gemini S.A.	8,932	404,579
Carrefour S.A.	36,485	1,754,178
Casino Guichard Perrachon S.A.^	20,784	1,862,664
Christian Dior S.A.	3,895	400,333
Cie de Saint-Gobain S.A.^	40,268	2,161,492
Cie Generale de Geophysique - Veritas*	9,508	202,793
Cie Generale d’Optique Essilor International S.A.	11,636	692,734
CNP Assurances S.A.	2,125	205,739
Compagnie Generale des Etablissements Michelin, Class B	8,203	629,214
Credit Agricole S.A.^	185,349	3,231,311
Danone S.A.	31,689	1,929,837
Dassault Systemes S.A.	3,940	224,263
EDF S.A.^	54,978	3,271,489
Eiffage S.A.	2,348	132,659
Eramet S.A.	299	93,113
Eurazeo S.A.	1,522	106,209
Eutelsat Communications S.A.	6,053	194,202
Fonciere Des Regions (REIT)	1,258	128,655
France Telecom S.A.	226,330	5,650,874
GDF Suez S.A.^	78,370	3,399,985
Gecina S.A. (REIT)	1,046	113,215
Hermes International S.A.	3,036	403,838
ICADE (REIT)	1,261	119,925
Iliad S.A.	1,041	124,018
Imerys S.A.	1,948	115,860

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ipsen S.A.	1,441	$80,044
J.C. Decaux S.A.*	3,507	85,029
Klepierre S.A. (REIT)^	18,527	753,668
Lafarge S.A.^	18,652	1,533,875
Lagardere S.C.A.^	64,295	2,594,347
Legrand S.A.	5,896	164,409
L’Oreal S.A.	13,853	1,538,028
LVMH Moet Hennessy Louis Vuitton S.A.	19,028	2,136,506
M6-Metropole Television	3,684	94,257
Natixis S.A.*	51,700	257,364
Neopost S.A.	1,799	148,635
PagesJaunes Groupe S.A.	7,217	80,343
Pernod-Ricard S.A.	18,723	1,607,094
Peugeot S.A.*	9,129	305,828
PPR S.A.	8,896	1,065,998
Publicis Groupe S.A.^	43,685	1,772,164
Renault S.A.*	11,036	561,964
Safran S.A.	12,028	233,998
Sanofi-Aventis S.A.^	135,247	10,601,568
Schneider Electric S.A.	63,715	7,381,502
SCOR SE	9,233	230,622
Societe BIC S.A.	1,711	118,422
Societe Des Autoroutes Paris-Rhin-Rhone*	1,449	110,993
Societe Generale S.A.	106,444	7,365,122
Societe Television Francaise 1 S.A.	6,707	123,858
Sodexo S.A.	5,387	307,679
Suez Environnement Co. S.A.	14,898	344,170
Technip S.A.	5,946	416,658
Thales S.A.	5,720	293,125
Total S.A.	154,155	9,878,493
Unibail-Rodamco S.A. (REIT)^	16,063	3,536,078
Vallourec S.A.^	16,378	2,978,925
Veolia Environnement	22,107	726,924
Vinci S.A.	24,254	1,358,468
Vivendi S.A.	177,714	5,246,417

		118,934,898

Germany (9.9%)
Adidas AG	11,483	619,987
Allianz SE (Registered)	59,692	7,430,035
BASF SE	256,913	15,935,404
Bayer AG	109,406	8,744,288
Bayerische Motoren Werke (BMW) AG (Preference)	2,983	98,118
Bayerische Motoren Werke (BMW) AG	48,903	2,223,207
Beiersdorf AG	4,850	318,750
Celesio AG^	25,851	656,800
Commerzbank AG*	43,581	365,394
Daimler AG^	270,584	14,456,491
Deutsche Bank AG (Registered)	83,295	5,870,860
Deutsche Boerse AG	11,466	953,298
Deutsche Lufthansa AG (Registered)	13,084	219,661
Deutsche Post AG (Registered)^	180,856	3,479,890
Deutsche Postbank AG*	5,001	163,413

	Number of Shares	Value (Note 1)

Deutsche Telekom AG (Registered)	320,979	$4,740,540
E.ON AG^	227,763	9,508,574
Fraport AG	2,096	109,022
Fresenius Medical Care AG & Co. KGaA	11,486	608,163
Fresenius SE	1,611	100,282
Fresenius SE (Preference)	4,527	323,532
GEA Group AG	9,425	209,837
Hannover Rueckversicherung AG (Registered)*	3,389	159,077
HeidelbergCement AG	8,437	580,345
Henkel AG & Co. KGaA	7,805	348,566
Henkel AG & Co. KGaA (Preference)	10,681	556,081
Hochtief AG	2,692	205,721
Infineon Technologies AG*^	1,002,951	5,536,860
K+S AG	10,046	577,477
Linde AG	13,690	1,647,797
MAN SE	6,115	476,256
Merck KGaA	3,690	344,899
Metro AG^	107,965	6,580,816
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)^	25,724	4,010,037
Porsche Automobil Holding SE (Preference)	5,233	328,683
Puma AG Rudolf Dassler Sport	366	121,215
RWE AG	39,858	3,873,304
RWE AG (Non- Voting) (Preference)	2,278	203,249
Salzgitter AG	2,273	222,186
SAP AG^	63,930	3,015,191
Siemens AG (Registered)^	56,678	5,198,673
Solarworld AG	5,370	117,677
Suedzucker AG	4,248	88,198
Symrise AG	15,392	330,259
ThyssenKrupp AG^	111,213	4,188,497
TUI AG*	5,925	49,426
United Internet AG*	7,184	95,005
Volkswagen AG	2,646	292,701
Volkswagen AG (Preference)	5,951	559,392
Wacker Chemie AG	894	155,924

		116,999,058

Greece (0.2%)
Alpha Bank AE*	21,095	244,047
Coca Cola Hellenic Bottling Co. S.A.	11,187	254,861
EFG Eurobank Ergasias S.A.*	17,706	196,368
Hellenic Petroleum S.A.	6,982	77,589
Hellenic Telecommunications Organization S.A.	14,384	210,603
Marfin Investment Group S.A.*	33,899	96,416
National Bank of Greece S.A.*	35,874	914,753
OPAP S.A.	13,676	299,397
Piraeus Bank S.A.*	26,504	302,419
Public Power Corp. S.A.*	6,689	123,458
Titan Cement Co. S.A.	3,301	95,619

		2,815,530

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Hong Kong (2.6%)
ASM Pacific Technology Ltd.	11,800	$110,913
Bank of East Asia Ltd.	90,447	355,122
BOC Hong Kong Holdings Ltd.	214,000	481,297
Cathay Pacific Airways Ltd.*	67,000	124,155
Chaoda Modern Agriculture (Holdings) Ltd.	62,000	65,790
Cheung Kong Holdings Ltd.	572,000	7,335,165
Cheung Kong Infrastructure Holdings Ltd.	29,000	110,070
China Mobile Ltd.^	30,000	279,633
China Resources Enterprise Ltd.	450,000	1,630,508
Chinese Estates Holdings Ltd.	47,000	80,033
CLP Holdings Ltd.	120,000	810,832
CNOOC Ltd.^	2,240,100	3,487,509
Esprit Holdings Ltd.^	333,358	2,193,994
Genting Singapore plc*	283,200	259,367
Hang Lung Group Ltd.	46,000	227,567
Hang Lung Properties Ltd.^	637,000	2,488,736
Hang Seng Bank Ltd.	43,200	635,533
Henderson Land Development Co., Ltd.	62,000	461,967
Hong Kong & China Gas Co., Ltd.	223,000	556,193
Hong Kong Aircraft Engineering Co., Ltd.	4,000	51,822
Hong Kong Exchanges and Clearing Ltd.	58,800	1,046,781
HongKong Electric Holdings Ltd.	80,000	434,678
Hopewell Highway Infrastructure Ltd.	7,350	4,477
Hopewell Holdings Ltd.	40,500	130,481
Hutchison Whampoa Ltd.	125,000	854,841
Hysan Development Co., Ltd.	34,448	97,541
Kerry Properties Ltd.	41,000	207,021
Li & Fung Ltd.	134,000	551,474
Lifestyle International Holdings Ltd.	35,500	65,846
Link REIT (REIT)	126,636	322,258
Mongolia Energy Co., Ltd.*	214,000	108,606
MTR Corp.	78,089	268,262
New World Development Ltd.	141,910	289,632
Noble Group Ltd.	769,000	1,761,859
NWS Holdings Ltd.	47,608	87,553
Orient Overseas International Ltd.	13,500	62,663
PCCW Ltd.	227,974	54,873
Shangri-La Asia Ltd.	84,000	157,121
Sino Land Co., Ltd.	111,373	215,012
Sun Hung Kai Properties Ltd.	81,000	1,201,914
Swire Pacific Ltd., Class A	46,000	554,545
Television Broadcasts Ltd.	16,000	76,773
Wharf Holdings Ltd.	82,000	468,884
Wheelock & Co., Ltd.	59,000	179,531
Wing Hang Bank Ltd.	10,000	92,921
Yue Yuen Industrial Holdings Ltd.	42,500	122,745

		31,164,498

	Number of Shares	Value (Note 1)

India (0.9%)
ICICI Bank Ltd. (ADR)	166,370	$6,273,812
Reliance Industries Ltd. (GDR)§	102,550	4,806,529

		11,080,341

Ireland (0.5%)
Covidien plc	68,200	3,266,098
CRH plc	40,192	1,098,646
Elan Corp. plc*	29,254	183,100
Experian plc	59,496	588,155
Kerry Group plc, Class A	8,769	275,970
Ryanair Holdings plc (ADR)*	3,506	94,031
Shire plc	33,699	659,010

		6,165,010

Israel (0.4%)
Teva Pharmaceutical Industries Ltd. (ADR)	82,187	4,617,266

Italy (3.1%)
A2A S.p.A.	54,763	114,625
Assicurazioni Generali S.p.A.	67,223	1,802,324
Atlantia S.p.A.	14,275	371,066
Autogrill S.p.A.*	5,277	66,370
Banca Carige S.p.A.	41,203	109,652
Banca Monte dei Paschi di Siena S.p.A.	129,293	226,382
Banca Popolare Societa Cooperativa	170,970	1,212,869
Banco Popolare S.c.a.r.l.*	38,614	289,035
Enel S.p.A.^	566,408	3,289,082
ENI S.p.A.	319,055	8,122,849
Exor S.p.A.	4,121	79,694
Fiat S.p.A.*^	368,277	5,359,828
Finmeccanica S.p.A.	24,316	387,799
Fondiaria-Sai S.p.A.	3,246	51,316
Intesa Sanpaolo S.p.A.*	658,001	2,883,483
Italcementi S.p.A.	3,583	48,939
Luxottica Group S.p.A.	7,406	191,851
Mediaset S.p.A.	41,818	341,688
Mediobanca S.p.A.*	28,205	334,651
Mediolanum S.p.A.	11,686	72,563
Parmalat S.p.A.	100,232	280,859
Pirelli & C S.p.A.*	140,715	84,000
Prysmian S.p.A.	6,190	108,354
Saipem S.p.A.	15,272	524,635
Snam Rete Gas S.p.A.	82,656	411,023
Telecom Italia S.p.A.^	1,822,148	2,826,037
Telecom Italia S.p.A. (RNC)^	1,309,832	1,445,584
Terna Rete Elettrica Nazionale S.p.A.	76,946	331,083
UniCredit S.p.A.*	1,546,790	5,145,212
Unione di Banche Italiane S.c.p.A.	34,990	501,207
Unipol Gruppo Finanziario S.p.A.*	38,013	51,895

		37,065,955

Japan (16.1%)
77 Bank Ltd.	22,000	116,424
ABC-Mart, Inc.	1,100	30,568
Acom Co., Ltd.	3,070	46,568

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Advantest Corp.	8,700	$226,037
Aeon Co., Ltd.^	265,400	2,145,935
Aeon Credit Service Co., Ltd.	3,600	34,590
Aeon Mall Co., Ltd.	4,000	77,405
Aioi Insurance Co., Ltd.	29,000	138,650
Air Water, Inc.	8,000	94,193
Aisin Seiki Co., Ltd.	11,400	325,829
Ajinomoto Co., Inc.	38,000	357,746
Alfresa Holdings Corp.	1,700	67,305
All Nippon Airways Co., Ltd.	42,000	113,842
Amada Co., Ltd.	20,000	124,122
Aozora Bank Ltd.*	36,000	38,041
Asahi Breweries Ltd.	23,100	423,633
Asahi Glass Co., Ltd.	58,000	543,335
Asahi Kasei Corp.	77,000	384,770
Asics Corp.	9,000	80,579
Astellas Pharma, Inc.	38,800	1,445,249
Bank of Kyoto Ltd.	20,000	161,400
Bank of Yokohama Ltd.	76,000	344,178
Benesse Holdings, Inc.	4,800	200,728
Bridgestone Corp.	35,500	622,113
Brother Industries Ltd.	15,100	172,503
Canon Marketing Japan, Inc.	3,900	57,273
Canon, Inc.	84,300	3,563,788
Casio Computer Co., Ltd.	15,200	120,847
Central Japan Railway Co.	91	607,044
Chiba Bank Ltd.	42,000	250,640
Chiyoda Corp.	9,000	68,424
Chubu Electric Power Co., Inc.	38,900	927,017
Chugai Pharmaceutical Co., Ltd.	14,300	266,415
Chugoku Bank Ltd.	9,000	111,001
Chugoku Electric Power Co., Inc.	17,000	324,200
Chuo Mitsui Trust Holdings, Inc.	56,000	186,903
Citizen Holdings Co., Ltd.	20,700	117,771
Coca-Cola West Co., Ltd.	3,200	56,277
Cosmo Oil Co., Ltd.	35,000	73,264
Credit Saison Co., Ltd.	10,500	117,553
Dai Nippon Printing Co., Ltd.	33,000	416,094
Daicel Chemical Industries Ltd.	16,000	93,423
Daido Steel Co., Ltd.	17,000	62,767
Daihatsu Motor Co., Ltd.	12,000	119,425
Daiichi Sankyo Co., Ltd.	38,300	801,359
Daikin Industries Ltd.	99,164	3,870,151
Dainippon Sumitomo Pharma Co., Ltd.	10,300	107,563
Daito Trust Construction Co., Ltd.	4,600	216,917
Daiwa House Industry Co., Ltd.	28,000	299,593
Daiwa Securities Group, Inc.	707,000	3,544,348
DeNA Co., Ltd.	17	99,953
Denki Kagaku Kogyo KK	27,000	120,743
Denso Corp.	27,700	830,175
Dentsu, Inc.	8,900	204,823
Dowa Holdings Co., Ltd.	16,000	88,801
East Japan Railway Co.	26,800	1,691,077
Eisai Co., Ltd.	14,600	535,185
Electric Power Development Co., Ltd.	7,400	209,843
Elpida Memory, Inc.*	9,300	151,697
FamilyMart Co., Ltd.^	101,000	2,976,617
Fanuc Ltd.	11,300	1,050,734

	Number of Shares	Value (Note 1)

Fast Retailing Co., Ltd.	2,800	$522,587
Fuji Electric Holdings Co., Ltd.*	28,000	48,325
Fuji Heavy Industries Ltd.*	33,000	160,148
Fuji Media Holdings, Inc.	21	28,972
Fujifilm Holdings Corp.	26,800	800,646
Fujitsu Ltd.	109,000	700,978
Fukuoka Financial Group, Inc.	40,000	138,808
Furukawa Electric Co., Ltd.	41,000	170,628
GS Yuasa Corp.	19,000	139,443
Gunma Bank Ltd.	22,000	111,710
Hachijuni Bank Ltd.	21,000	122,165
Hakuhodo DY Holdings, Inc.	1,330	64,224
Hankyu Hanshin Holdings, Inc.	67,000	297,453
Hino Motors Ltd.*	13,000	45,057
Hirose Electric Co., Ltd.	2,000	208,457
Hiroshima Bank Ltd.	27,000	103,471
Hisamitsu Pharmaceutical Co., Inc.	3,700	119,377
Hitachi Chemical Co., Ltd.	6,000	120,779
Hitachi Construction Machinery Co., Ltd.	6,900	179,860
Hitachi High-Technologies Corp.	3,900	76,623
Hitachi Ltd.*	258,000	790,208
Hitachi Metals Ltd.	9,000	85,699
Hokkaido Electric Power Co., Inc.	10,000	181,474
Hokuhoku Financial Group, Inc.	67,000	136,327
Hokuriku Electric Power Co.	10,800	235,008
Honda Motor Co., Ltd.	214,400	7,249,306
HOYA Corp.	24,800	657,467
Ibiden Co., Ltd.	8,100	288,472
Idemitsu Kosan Co., Ltd.	1,400	81,087
IHI Corp.*	75,000	118,885
INPEX Corp.	51	382,779
Isetan Mitsukoshi Holdings Ltd.	19,600	176,623
Isuzu Motors Ltd.*	82,000	153,176
Ito En Ltd.	3,200	47,993
ITOCHU Corp.	306,000	2,250,143
ITOCHU Techno-Solutions Corp.	1,400	37,467
Iyo Bank Ltd.	16,000	129,510
J. Front Retailing Co., Ltd.	33,000	145,400
Jafco Co., Ltd.	1,500	36,055
Japan Airlines Corp.*	48,000	34,524
Japan Petroleum Exploration Co.	1,600	70,246
Japan Prime Realty Investment Corp. (REIT)	32	66,258
Japan Real Estate Investment Corp. (REIT)	24	176,164
Japan Retail Fund Investment Corp. (REIT)	20	89,518
Japan Steel Works Ltd.	19,000	238,922
Japan Tobacco, Inc.	509	1,717,447
JFE Holdings, Inc.	52,100	2,051,695
JGC Corp.	13,000	239,319
Joyo Bank Ltd.	34,000	135,760
JS Group Corp.	15,200	261,523
JSR Corp.	10,100	204,735
JTEKT Corp.	12,400	158,459

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Jupiter Telecommunications Co., Ltd.	156	$154,552
Kajima Corp.	46,000	92,335
Kamigumi Co., Ltd.	17,000	123,528
Kaneka Corp.	19,000	120,538
Kansai Electric Power Co., Inc.	43,600	982,785
Kansai Paint Co., Ltd.	14,000	116,246
Kao Corp.	30,600	714,355
Kawasaki Heavy Industries Ltd.	86,000	216,783
Kawasaki Kisen Kaisha Ltd.*	33,000	93,512
KDDI Corp.	506	2,668,331
Keihin Electric Express Railway Co., Ltd.	26,000	190,451
Keio Corp.	37,000	222,911
Keisei Electric Railway Co., Ltd.	18,000	98,365
Keyence Corp.	2,500	515,403
Kikkoman Corp.	10,000	122,169
Kinden Corp.	8,000	67,376
Kintetsu Corp.	90,000	298,036
Kirin Holdings Co., Ltd.	48,000	765,224
Kobe Steel Ltd.*	139,000	251,757
Koito Manufacturing Co., Ltd.	6,000	95,587
Komatsu Ltd.^	90,900	1,895,085
Konami Corp.	6,400	114,133
Konica Minolta Holdings, Inc.	27,500	282,043
Kubota Corp.^	118,000	1,085,108
Kuraray Co., Ltd.	20,500	239,963
Kurita Water Industries Ltd.	6,300	196,835
Kyocera Corp.	26,900	2,372,406
Kyowa Hakko Kirin Co., Ltd.	15,000	157,804
Kyushu Electric Power Co., Inc.	23,200	477,120
Lawson, Inc.	4,000	176,219
Mabuchi Motor Co., Ltd.	1,900	93,414
Makita Corp.	7,300	248,389
Marubeni Corp.	1,325,000	7,213,264
Marui Group Co., Ltd.	16,300	99,915
Maruichi Steel Tube Ltd.	2,100	41,950
Matsui Securities Co., Ltd.	5,700	39,635
Mazda Motor Corp.*	59,000	134,898
McDonald’s Holdings Co. Japan Ltd.	4,100	78,244
Medipal Holdings Corp.	9,400	116,064
MEIJI Holdings Co. Ltd.*	4,155	156,298
Minebea Co., Ltd.	23,000	124,425
Mitsubishi Chemical Holdings Corp.	73,000	307,628
Mitsubishi Corp.	214,900	5,343,025
Mitsubishi Electric Corp.*	113,000	834,284
Mitsubishi Estate Co., Ltd.	68,000	1,078,580
Mitsubishi Gas Chemical Co., Inc.	25,000	125,556
Mitsubishi Heavy Industries Ltd.	183,000	642,631
Mitsubishi Logistics Corp.	7,000	81,925
Mitsubishi Materials Corp.*	66,000	161,612
Mitsubishi Motors Corp.*	198,000	272,835
Mitsubishi Rayon Co., Ltd.	31,000	124,033
Mitsubishi Tanabe Pharma Corp.	77,000	957,602
Mitsubishi UFJ Financial Group, Inc.	1,003,700	4,914,305
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,330	99,887

	Number of Shares	Value (Note 1)

Mitsui & Co., Ltd.	245,300	$3,472,739
Mitsui Chemicals, Inc.	41,000	105,433
Mitsui Engineering & Shipbuilding Co., Ltd.	40,000	95,665
Mitsui Fudosan Co., Ltd.^	167,000	2,804,399
Mitsui Mining & Smelting Co., Ltd.*	33,000	85,404
Mitsui O.S.K. Lines Ltd.	66,000	346,454
Mitsui Sumitomo Insurance Group Holdings, Inc.	24,500	621,799
Mitsumi Electric Co., Ltd.	4,700	82,703
Mizuho Financial Group, Inc.^	2,630,400	4,706,630
Mizuho Securities Co., Ltd.	30,000	89,795
Mizuho Trust & Banking Co., Ltd.*	97,000	89,941
Murata Manufacturing Co., Ltd.	39,900	1,970,102
Namco Bandai Holdings, Inc.	11,100	105,615
NEC Corp.*	116,000	298,803
NGK Insulators Ltd.	14,000	304,627
NGK Spark Plug Co., Ltd.	11,000	123,839
NHK Spring Co., Ltd.	8,000	74,185
Nidec Corp.	14,700	1,351,667
Nikon Corp.	19,100	376,702
Nintendo Co., Ltd.	15,500	3,674,527
Nippon Building Fund, Inc. (REIT)	29	219,707
Nippon Electric Glass Co., Ltd.	19,000	259,196
Nippon Express Co., Ltd.	47,000	192,240
Nippon Meat Packers, Inc.	10,000	114,899
Nippon Mining Holdings, Inc.	53,000	226,907
Nippon Oil Corp.	76,000	351,865
Nippon Paper Group, Inc.	5,100	130,154
Nippon Sheet Glass Co., Ltd.	39,000	111,559
Nippon Steel Corp.	292,000	1,180,534
Nippon Telegraph & Telephone Corp.	101,500	3,992,506
Nippon Yusen KK	63,000	192,757
Nipponkoa Insurance Co., Ltd.	35,000	197,960
Nishi-Nippon City Bank Ltd.	46,000	112,371
Nissan Chemical Industries Ltd.	8,000	113,922
Nissan Motor Co., Ltd.*	553,200	4,834,967
Nissay Dowa General Insurance Co., Ltd.	8,000	38,124
Nissha Printing Co., Ltd.	1,600	78,696
Nisshin Seifun Group, Inc.	11,500	154,461
Nisshin Steel Co., Ltd.	48,000	84,879
Nisshinbo Holdings, Inc.	7,000	64,091
Nissin Food Holdings Co., Ltd.	3,600	117,292
Nitori Co., Ltd.	2,250	167,419
Nitto Denko Corp.	10,000	356,358
NOK Corp.	6,400	88,322
Nomura Holdings, Inc.	238,800	1,759,853
Nomura Real Estate Holdings, Inc.	4,300	63,491
Nomura Real Estate Office Fund, Inc. (REIT)	18	97,572
Nomura Research Institute Ltd.	5,100	99,894
NSK Ltd.	24,000	176,144
NTN Corp.	24,000	107,807
NTT Data Corp.	76	234,698
NTT DoCoMo, Inc.	882	1,228,644

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NTT Urban Development Corp.	66	$43,761
Obayashi Corp.	35,000	119,115
Obic Co., Ltd.	400	65,256
Odakyu Electric Railway Co., Ltd.	38,000	291,199
OJI Paper Co., Ltd.	51,000	212,429
Olympus Corp.	12,900	414,496
Omron Corp.	11,100	198,013
Ono Pharmaceutical Co., Ltd.	5,500	235,003
Oracle Corp. Japan	2,200	91,140
Oriental Land Co., Ltd.	2,700	177,286
ORIX Corp.^	28,000	1,904,155
Osaka Gas Co., Ltd.	111,000	373,974
Otsuka Corp.	700	34,704
Panasonic Corp.	112,800	1,613,106
Panasonic Electric Works Co., Ltd.	22,000	264,478
Rakuten, Inc.	405	307,841
Resona Holdings, Inc.	26,800	270,622
Ricoh Co., Ltd.	39,000	550,058
Rinnai Corp.	2,300	110,618
Rohm Co., Ltd.	5,600	363,655
Sankyo Co., Ltd.	3,100	154,424
Santen Pharmaceutical Co., Ltd.	4,100	131,097
Sanyo Electric Co., Ltd.*	93,000	170,730
Sapporo Hokuyo Holdings, Inc.	14,700	53,178
Sapporo Holdings Ltd.	15,000	81,702
SBI Holdings, Inc.	1,074	190,885
Secom Co., Ltd.	12,500	591,249
Sega Sammy Holdings, Inc.	11,800	140,634
Seiko Epson Corp.	8,200	131,564
Sekisui Chemical Co., Ltd.	24,000	148,395
Sekisui House Ltd.	31,000	278,046
Senshu Ikeda Holdings, Inc.*	26,600	96,746
Seven & I Holdings Co., Ltd.	44,000	893,072
Seven Bank Ltd.	24	47,667
Sharp Corp.	207,000	2,604,712
Shikoku Electric Power Co., Inc.	11,000	283,738
Shimadzu Corp.	16,000	106,075
Shimamura Co., Ltd.	1,300	123,669
Shimano, Inc.	3,900	156,093
Shimizu Corp.	36,000	129,053
Shin-Etsu Chemical Co., Ltd.	32,700	1,843,152
Shinko Electric Industries Co., Ltd.	3,400	49,001
Shinsei Bank Ltd.*	48,000	52,020
Shionogi & Co., Ltd.	16,600	359,001
Shiseido Co., Ltd.	21,000	402,500
Shizuoka Bank Ltd.	36,000	311,977
Showa Denko KK	76,000	151,565
Showa Shell Sekiyu KK	12,100	98,449
SMC Corp.	5,300	599,052
Softbank Corp.	44,600	1,042,427
Sojitz Corp.	79,100	148,587
Sompo Japan Insurance, Inc.	54,000	343,648
Sony Corp.	57,800	1,675,418
Sony Financial Holdings, Inc.	50	130,405
Square Enix Holdings Co., Ltd.	3,600	75,521
Stanley Electric Co., Ltd.	7,300	146,802
Sumco Corp.^	96,800	1,702,624
Sumitomo Chemical Co., Ltd.	96,000	419,007

	Number of Shares	Value (Note 1)

Sumitomo Corp.	120,700	$1,214,853
Sumitomo Electric Industries Ltd.	42,400	525,537
Sumitomo Heavy Industries Ltd.*	37,000	186,746
Sumitomo Metal Industries Ltd.	202,000	538,546
Sumitomo Metal Mining Co., Ltd.	31,000	456,985
Sumitomo Mitsui Financial Group, Inc.^	123,800	3,529,488
Sumitomo Realty & Development Co., Ltd.	23,000	431,376
Sumitomo Rubber Industries Ltd.	9,800	84,361
Sumitomo Trust & Banking Co., Ltd.	87,000	422,943
Suruga Bank Ltd.	12,000	104,088
Suzuken Co., Ltd.	3,700	121,163
Suzuki Motor Corp.	20,400	500,925
Sysmex Corp.	1,900	99,168
T&D Holdings, Inc.	12,900	262,921
Taiheiyo Cement Corp.*	58,000	66,000
Taisei Corp.	51,000	87,314
Taisho Pharmaceutical Co., Ltd.	8,000	136,875
Taiyo Nippon Sanso Corp.	15,000	159,092
Takashimaya Co., Ltd.	19,000	120,166
Takeda Pharmaceutical Co., Ltd.	43,200	1,773,604
TDK Corp.	7,000	426,835
Teijin Ltd.	63,000	202,496
Terumo Corp.	10,100	604,441
THK Co., Ltd.	7,700	136,013
Tobu Railway Co., Ltd.	47,000	244,994
Toho Co., Ltd.	7,300	118,280
Toho Gas Co., Ltd.	27,000	143,195
Tohoku Electric Power Co., Inc.	24,700	488,225
Tokio Marine Holdings, Inc.	41,400	1,123,738
Tokuyama Corp.	14,000	78,015
Tokyo Electric Power Co., Inc.	145,500	3,647,055
Tokyo Electron Ltd.	10,000	639,431
Tokyo Gas Co., Ltd.	134,000	534,184
Tokyo Steel Manufacturing Co., Ltd.	6,200	69,751
Tokyo Tatemono Co., Ltd.	15,000	56,998
Tokyu Corp.	64,000	254,717
Tokyu Land Corp.	26,000	95,442
TonenGeneral Sekiyu KK	18,000	149,987
Toppan Printing Co., Ltd.	32,000	258,882
Toray Industries, Inc.	80,000	431,054
Toshiba Corp.*	671,000	3,700,541
Tosoh Corp.	29,000	79,812
TOTO Ltd.	17,000	107,546
Toyo Seikan Kaisha Ltd.	8,100	122,567
Toyo Suisan Kaisha Ltd.	5,000	114,611
Toyoda Gosei Co., Ltd.	3,700	111,348
Toyota Boshoku Corp.	3,400	75,536
Toyota Industries Corp.	10,100	299,869
Toyota Motor Corp.	169,600	7,125,889
Toyota Tsusho Corp.	11,600	171,060
Trend Micro, Inc.	6,000	228,029
Tsumura & Co.	3,900	125,612
Ube Industries Ltd.	65,000	177,977

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Unicharm Corp.	2,500	$234,042
UNY Co., Ltd.	11,000	76,871
Ushio, Inc.	7,600	126,522
USS Co., Ltd.	1,400	85,015
West Japan Railway Co.	103	344,771
Yahoo! Japan Corp.	2,071	619,079
Yakult Honsha Co., Ltd.	6,200	186,667
Yamada Denki Co., Ltd.	4,760	319,868
Yamaguchi Financial Group, Inc.	12,000	111,048
Yamaha Corp.	10,700	127,294
Yamaha Motor Co., Ltd.*	12,900	161,996
Yamato Holdings Co., Ltd.	24,000	331,847
Yamato Kogyo Co., Ltd.	2,300	74,414
Yamazaki Baking Co., Ltd.	7,000	82,849
Yaskawa Electric Corp.	14,000	116,595
Yokogawa Electric Corp.	13,000	113,752

		191,354,190

Luxembourg (0.3%)
ArcelorMittal S.A.	49,422	2,241,531
Millicom International Cellular S.A. (SDR)	4,260	315,867
SES S.A. (FDR)	17,335	388,708
Tenaris S.A.	27,306	583,821

		3,529,927

Macau (0.0%)
Sands China Ltd.*	116,000	141,533
Wynn Macau Ltd.*^	148,800	181,163

		322,696

Mexico (0.5%)
America Movil S.A.B. de C.V. (ADR)	10,239	481,028
Cemex S.A.B. de C.V. (ADR)*	402,687	4,759,760
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	7,687	368,054
Fresnillo plc	10,981	138,432

		5,747,274

Netherlands (4.3%)
Aegon N.V.*	91,493	583,071
Akzo Nobel N.V.	84,874	5,594,273
ASML Holding N.V.^	136,018	4,626,378
Corio N.V. (REIT)	2,947	201,274
European Aeronautic Defence and Space Co. N.V.	24,950	498,392
Fugro N.V. (CVA)	4,163	237,736
Heineken Holding N.V.	6,300	263,951
Heineken N.V.	14,277	676,494
ING Groep N.V. (CVA)*	295,378	2,855,471
James Hardie Industries N.V. (CDI)*	24,740	186,538
Koninklijke (Royal) KPN N.V.	96,695	1,640,114
Koninklijke Ahold N.V.^	240,646	3,192,641
Koninklijke Boskalis Westminster N.V.	3,406	131,167
Koninklijke DSM N.V.	21,708	1,064,374
Koninklijke Philips Electronics N.V.	55,858	1,653,957
Koninklijke Vopak N.V.*	1,807	142,763
QIAGEN N.V.*	12,012	268,327

	Number of Shares	Value (Note 1)

Randstad Holding N.V.*^	67,420	$3,333,520
Reed Elsevier N.V.	88,199	1,082,205
Royal Dutch Shell plc, Class A	455,063	13,753,348
Royal Dutch Shell plc, Class B	156,126	4,549,530
SBM Offshore N.V.	8,134	159,159
TNT N.V.	22,230	680,434
Unilever N.V. (CVA)	95,142	3,100,226
Wolters Kluwer N.V.	33,640	737,328

		51,212,671

New Zealand (0.1%)
Auckland International Airport Ltd.	55,998	81,871
Contact Energy Ltd.*	17,601	78,374
Fletcher Building Ltd.	33,023	190,584
Sky City Entertainment Group Ltd.	30,510	72,838
Telecom Corp. of New Zealand Ltd.	376,092	679,616

		1,103,283

Norway (0.6%)
DnB NOR ASA*	51,822	562,559
Norsk Hydro ASA*	40,797	339,139
Orkla ASA	46,732	455,976
Renewable Energy Corp. A/S*	23,604	180,581
Statoil ASA	184,450	4,600,879
Telenor ASA*	48,000	673,283
Yara International ASA	10,900	493,548

		7,305,965

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R	127,182	152,643
Banco Espirito Santo S.A. (Registered)	32,154	208,996
Brisa Auto-Estradas de Portugal S.A.	9,848	100,626
Cimpor Cimentos de Portugal SGPS S.A.	15,360	141,532
EDP - Energias de Portugal S.A.	105,542	467,129
Galp Energia SGPS S.A., Class B	8,758	150,766
Jeronimo Martins SGPS S.A.	12,586	125,188
Portugal Telecom SGPS S.A. (Registered)	35,011	425,612

		1,772,492

Singapore (1.2%)
Ascendas Real Estate Investment Trust (REIT)	77,000	120,585
CapitaLand Ltd.	2,253,500	6,674,808
CapitaMall Trust (REIT)	138,000	174,985
CapitaMalls Asia Ltd.*	79,000	142,834
City Developments Ltd.	32,000	261,035
ComfortDelgro Corp., Ltd.	120,000	139,538
Cosco Corp. (Singapore) Ltd.	39,000	32,749
DBS Group Holdings Ltd.	98,000	1,065,543
Fraser and Neave Ltd.	62,000	184,242
Golden Agri-Resources Ltd.*	346,788	124,861
Jardine Cycle & Carriage Ltd.	8,000	152,659
Keppel Corp., Ltd.	73,000	424,765

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Neptune Orient Lines Ltd.	45,000	$52,387
Olam International Ltd.	69,962	131,023
Oversea-Chinese Banking Corp., Ltd.	145,525	936,763
SembCorp Industries Ltd.	63,000	164,533
SembCorp Marine Ltd.	47,000	122,479
Singapore Airlines Ltd.	29,000	306,195
Singapore Airport Services	820	1,592
Singapore Exchange Ltd.	49,000	288,842
Singapore Press Holdings Ltd.	89,000	231,303
Singapore Technologies
Engineering Ltd.	75,000	172,399
Singapore Telecommunications Ltd.	469,000	1,032,819
StarHub Ltd.	37,000	56,357
United Overseas Bank Ltd.	69,000	960,240
UOL Group Ltd.	27,000	77,473
Wilmar International Ltd.	70,000	317,680
Yangzijiang Shipbuilding Holdings Ltd.	95,000	81,215

		14,431,904

South Korea (0.0%)
Samsung Electronics Co., Ltd.	730	498,578

Spain (4.6%)
Abertis Infraestructuras S.A.	16,769	378,396
Acciona S.A.	1,339	173,911
Acerinox S.A.	8,964	185,424
ACS Actividades de Construccion y Servicios S.A.	8,194	407,389
Banco Bilbao Vizcaya Argentaria S.A.^	415,794	7,531,834
Banco de Sabadell S.A.	52,458	291,376
Banco de Valencia S.A.	13,653	103,916
Banco Popular Espanol S.A.	46,047	336,190
Banco Santander S.A.	762,273	12,524,064
Bankinter S.A.	16,421	166,908
Criteria Caixacorp S.A.	49,971	236,142
EDP Renovaveis S.A.*	13,977	132,125
Enagas S.A.	10,231	226,438
Ferrovial S.A.	24,475	285,829
Fomento de Construcciones y Contratas S.A.	2,210	92,693
Gamesa Corp. Tecnologica S.A.	10,646	178,465
Gas Natural SDG S.A.	13,712	295,162
Gestevision Telecinco S.A.	4,992	72,865
Grifols S.A.	8,193	142,768
Iberdrola Renovables S.A.	54,146	257,970
Iberdrola S.A.	211,861	2,016,800
Iberia Lineas Aereas de Espana S.A.*	27,232	73,791
Inditex S.A.^	68,451	4,241,476
Indra Sistemas S.A.	5,300	124,677
Mapfre S.A.*	39,748	165,777
Red Electrica Corporacion S.A.	6,418	355,698
Repsol YPF S.A.	43,221	1,153,960
Sacyr Vallehermoso S.A.*	4,920	56,089
Telefonica S.A.	813,752	22,680,531
Zardoya Otis S.A.	7,731	150,704

		55,039,368

	Number of Shares	Value (Note 1)

Sweden (1.4%)
Alfa Laval AB	19,555	$269,175
Assa Abloy AB, Class B	18,534	354,910
Atlas Copco AB, Class A^	60,539	884,705
Atlas Copco AB, Class B	23,417	303,765
Electrolux AB, Class B*	23,928	561,619
Getinge AB, Class B	11,699	222,015
Hennes & Mauritz AB, Class B	29,437	1,628,967
Holmen AB, Class B	3,021	77,056
Husqvarna AB, Class B*	25,026	184,758
Investor AB, Class B	26,321	486,570
Lundin Petroleum AB*	12,575	98,946
Nordea Bank AB	186,141	1,885,657
Sandvik AB	57,086	684,262
Scania AB, Class B	20,462	262,441
Securitas AB, Class B	18,534	180,884
Skandinaviska Enskilda Banken AB, Class A*	85,625	526,415
Skanska AB, Class B	22,436	381,785
SKF AB, Class B	21,522	369,662
SSAB AB, Class A	11,529	194,915
SSAB AB, Class B	4,277	66,111
Svenska Cellulosa AB, Class B	68,960	921,156
Svenska Handelsbanken AB, Class A	27,816	795,524
Swedbank AB, Class A*	30,991	308,289
Swedish Match AB	13,618	297,691
Tele2 AB, Class B	17,429	267,010
Telefonaktiebolaget LM Ericsson, Class B	197,564	1,817,159
TeliaSonera AB	128,148	925,188
Volvo AB, Class A	24,442	206,906
Volvo AB, Class B^	153,426	1,307,144

		16,470,685

Switzerland (9.2%)
ABB Ltd. (Registered)*^	345,820	6,613,939
Actelion Ltd. (Registered)*^	31,274	1,670,312
Adecco S.A. (Registered)^	49,282	2,720,812
Aryzta AG	5,059	188,696
Baloise Holding AG (Registered)	2,857	237,979
BKW FMB Energie AG	905	70,372
Cie Financiere Richemont S.A., Class A	29,748	995,401
Credit Suisse Group AG (Registered) Repurchase Agreement	265,617	13,081,940
GAM Holding Ltd.	12,925	157,277
Geberit AG (Registered)	2,269	401,922
Givaudan S.A. (Registered)	473	376,437
Holcim Ltd. (Registered)*^	24,277	1,881,862
Julius Baer Group Ltd.	77,033	2,690,422
Kuehne & Nagel International AG (Registered)	3,218	311,294
Lindt & Spruengli AG	48	103,099
Lindt & Spruengli AG (Registered)	6	147,444
Logitech International S.A. (Registered)*	11,052	190,126
Lonza Group AG (Registered)^	55,152	3,867,882
Nestle S.A. (Registered)	347,284	16,872,028

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Nobel Biocare Holding AG (Registered)	6,563	$219,649
Novartis AG (Registered)	360,322	19,631,147
Pargesa Holding S.A.	1,732	151,677
Roche Holding AG	48,119	8,185,820
Schindler Holding AG	3,847	294,188
SGS S.A. (Registered)	442	575,547
Sonova Holding AG	2,683	324,427
STMicroelectronics N.V.	40,971	371,505
Straumann Holding AG (Registered)	447	125,997
Swatch Group AG	1,771	445,761
Swatch Group AG (Registered)	2,835	135,556
Swiss Life Holding AG (Registered)*	1,671	211,665
Swiss Reinsurance Co., Ltd.	19,671	942,454
Swisscom AG (Registered)	1,349	514,440
Syngenta AG (Registered)	16,660	4,668,418
Transocean Ltd.*	114,026	9,441,353
UBS AG (Registered)*	205,820	3,161,790
Xstrata plc*	284,428	5,009,829
Zurich Financial Services AG	11,212	2,437,788

		109,428,255

Taiwan (0.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,970	5,639,577

United Kingdom (16.3%)
3i Group plc	56,707	256,348
Admiral Group plc	10,582	201,862
AMEC plc	18,989	241,042
Anglo American plc*	76,072	3,292,306
Antofagasta plc	23,664	375,215
Associated British Foods plc	90,567	1,201,879
AstraZeneca plc	156,681	7,361,982
Autonomy Corp. plc*	163,005	3,974,384
Aviva plc	324,368	2,054,311
BAE Systems plc	368,518	2,123,705
Balfour Beatty plc	36,900	153,337
Barclays plc	1,136,962	5,010,224
BG Group plc	244,937	4,386,276
BHP Billiton plc	127,682	4,078,508
BP plc	1,698,776	16,429,165
British Airways plc*	32,961	98,330
British American Tobacco plc	115,504	3,747,017
British Land Co. plc (REIT)	84,392	646,899
British Sky Broadcasting Group plc	66,249	596,784
BT Group plc, Class A	992,871	2,149,786
Bunzl plc	19,206	208,211
Burberry Group plc	91,295	875,306
Cable & Wireless plc	155,435	351,044
Cadbury plc	78,640	1,011,955
Cairn Energy plc*	76,260	406,403
Capita Group plc	34,797	419,715
Carnival plc*	8,895	303,751
Carphone Warehouse Group plc	21,452	64,664
Centrica plc	394,492	1,781,658
Cobham plc	68,479	276,031

	Number of Shares	Value (Note 1)

Compass Group plc	523,558	$3,739,376
Diageo plc	144,238	2,515,419
Drax Group plc	95,694	640,591
Eurasian Natural Resources Corp.	15,013	221,431
Firstgroup plc	30,879	210,659
G4S plc	69,472	290,344
GlaxoSmithKline plc	566,165	11,993,160
Hammerson plc (REIT)	42,600	289,293
Home Retail Group plc	50,140	228,558
HSBC Holdings plc	2,116,240	24,146,556
ICAP plc	111,198	770,613
Imperial Tobacco Group plc	84,078	2,649,733
Inmarsat plc	25,264	280,823
Intercontinental Hotels Group plc	13,714	196,250
International Power plc	86,896	429,945
Invensys plc	44,161	211,579
Investec plc	23,068	158,133
J Sainsbury plc	71,402	371,250
Johnson Matthey plc	11,756	290,371
Kazakhmys plc*	12,230	255,890
Kingfisher plc	137,829	505,238
Ladbrokes plc	1,044	2,297
Land Securities Group plc (REIT)	43,593	477,746
Legal & General Group plc	337,378	434,182
Liberty International plc (REIT)	27,718	228,269
Lloyds Banking Group plc*	2,188,482	1,756,900
London Stock Exchange Group plc	8,502	98,369
Lonmin plc*	8,539	265,101
Man Group plc	182,758	899,000
Marks & Spencer Group plc	212,771	1,380,319
National Grid plc	139,707	1,527,150
Next plc	10,871	362,437
Old Mutual plc*	955,373	1,668,246
Pearson plc	48,371	695,364
Petrofac Ltd.	13,119	218,454
Prudential plc	256,116	2,609,069
Randgold Resources Ltd.	4,697	373,207
Reckitt Benckiser Group plc	94,556	5,122,838
Reed Elsevier plc	69,181	568,098
Resolution Ltd.*	146,117	210,962
Rexam plc	51,166	239,056
Rio Tinto plc	127,388	6,865,746
Rolls-Royce Group plc*	427,029	3,332,472
Rolls-Royce Group plc, Class C*†	26,032,380	42,047
Royal Bank of Scotland Group plc*	958,928	449,781
RSA Insurance Group plc	212,142	412,761
SABMiller plc	54,095	1,586,309
Sage Group plc	71,502	253,851
Schroders plc	7,877	168,139
Scottish & Southern Energy plc	54,143	1,011,785
Segro plc (REIT)	38,549	212,787
Serco Group plc	27,788	236,244
Severn Trent plc	15,119	264,106
Smith & Nephew plc	51,002	523,694
Smiths Group plc	22,229	363,724

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Standard Chartered plc	289,440	$7,248,322
Standard Life plc	130,926	454,312
Tesco plc	1,067,396	7,333,875
Thomas Cook Group plc	276,705	1,027,626
Tomkins plc	56,667	174,946
TUI Travel plc^	347,863	1,431,740
Tullow Oil plc	45,736	953,775
Unilever plc	74,967	2,399,632
United Utilities Group plc	37,264	296,494
Vedanta Resources plc	8,241	340,608
Vodafone Group plc	6,306,104	14,603,041
Whitbread plc	9,863	221,820
WM Morrison Supermarkets plc	212,691	948,236
Wolseley plc*	119,050	2,381,601
WPP plc	408,816	3,992,032

		193,141,880

United States (0.0%)
Synthes, Inc.	3,546	464,414

Total Common Stocks (98.3%) (Cost $993,613,543)		1,167,357,193

	Number of Rights	Value (Note 1)
RIGHTS:
Brazil (0.0%)
Jbs S.A., expiring 1/29/10*†(b) (Cost $—)	505.8375	—

	Number of Warrants	Value (Note 1)
WARRANTS:
France (0.0%)
Fonciere Des Regions, expiring 12/31/10*	1,258	1,062

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	31,536	4,896
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	34,990	2,463

		7,359

Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12*	155	16

Total Warrants (0.0%) (Cost $—)		8,437

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.9%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	$4,227,109	4,227,109
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	2,109,986	411,447
Monumental Global Funding II 0.43%, 5/26/10(l)	3,960,000	3,881,196

	Principal Amount	Value (Note 1)

Pricoa Global Funding I 0.40%, 6/25/10(l)	$2,529,876	$2,493,208

Total Short-Term Investments of Cash Collateral for Securities Loaned		11,012,960

Time Deposit (1.8%)
JPMorgan Chase Nassau 0.000%, 1/4/10	20,922,705	20,922,705

Total Short-Term Investments (2.7%) (Cost/Amortized Cost $33,749,676)		31,935,665

Total Investments (101.0%) (Cost/Amortized Cost $1,027,363,219)		1,199,301,295
Other Assets Less Liabilities (-1.0%)		(12,461,783)

Net Assets (100%)		$1,186,839,512

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $42,047 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $4,806,529 or 0.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $4,311,687.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
FDR	— Finnish Depositary Receipt
CDI	— Chess Depositary Interest
PPS	— Price Protected Share

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Dow Jones EURO Stoxx 50 Index	40	March-10	$1,611,527	$1,704,204	$92,677
E-Mini MSCI EAFE Index	74	March-10	5,782,527	5,804,560	22,033

					$114,710

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$2,953,446	$125,991,287	$—	$128,944,733
Consumer Staples	368,054	104,481,029	—	104,849,083
Energy	20,353,815	87,050,874	—	107,404,689
Financials	13,111,448	264,712,645	—	277,824,093
Health Care	7,883,364	102,076,564	—	109,959,928
Industrials	4,335,564	128,108,084	42,047	132,485,695
Information Technology	12,312,894	60,033,604	—	72,346,498
Materials	10,186,802	100,145,529	—	110,332,331
Telecommunication Services	2,118,763	73,442,955	—	75,561,718
Utilities	—	47,648,425	—	47,648,425
Futures	114,710	—	—	114,710
Rights
Consumer Staples	—	—	—	—
Short-Term Investments	—	31,935,665	—	31,935,665
Warrants
Consumer Staples	—	16	—	16
Financials	—	8,421	—	8,421

Total Assets	$73,738,860	$1,125,635,098	$42,047	$1,199,416,005

Total Liabilities	$—	$—	$—	$—

Total	$73,738,860	$1,125,635,098	$42,047	$1,199,416,005

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials
Balance as of 12/31/08	$20,733,155	$10,230,491
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(20,733,155)	(10,188,444)

Balance as of 12/31/09	$—	$42,047

	Investments in Securities-Materials	Investments in Securities- Telecommunication Services
Balance as of 12/31/08	$62,042	$7,997,044
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(62,042)	(7,997,044)

Balance as of 12/31/09	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(580)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	114,710	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$114,710

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,079,436)	—	(3,079,436)
Credit contracts	—	—	—	—	—
Equity contracts	—	4,278,306	—	—	4,278,306
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$4,278,306	$(3,079,436)	$—	$1,198,870

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	890,503	—	890,503
Credit contracts	—	—	—	—	—
Equity contracts	—	130,181	—	—	130,181
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$130,181	$890,503	$—	$1,020,684

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,093,000 and futures contracts with an average notional balance of approximately $9,508,000 during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency and futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,068,537,901
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,842,688,420

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$188,600,863
Aggregate gross unrealized depreciation	(52,573,418)

Net unrealized appreciation	$136,027,445

Federal income tax cost of investments	$1,063,273,850

At December 31, 2009, the Portfolio had loaned securities with a total value of $12,220,443. This was secured by collateral of $12,826,971 which was received as cash and subsequently invested in short-term investments currently valued at $11,012,960, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $1,126,568,730 of which $154,814,122 expires in the year 2016, and $971,754,608 expires in the year 2017.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,027,363,219) (Securities on loan at market value $12,220,443)	$1,199,301,295
Cash	545,941
Foreign cash (Cost $2,082,129)	2,071,832
Cash held as collateral at broker	1,137,482
Foreign cash held as collateral at broker (Cost $223,656)	219,482
Dividends, interest and other receivables	2,346,296
Receivable for securities sold	1,196,762
Receivable from Separate Accounts for Trust shares sold	222,130
Other assets	1,836

Total assets	1,207,043,056

LIABILITIES
Payable for return of cash collateral on securities loaned	12,826,971
Payable for securities purchased	5,735,789
Investment management fees payable	836,606
Payable to Separate Accounts for Trust shares redeemed	165,902
Administrative fees payable	164,693
Distribution fees payable - Class B	125,818
Variation margin payable on futures contracts	51,333
Trustees’ fees payable	30,801
Accrued expenses	265,631

Total liabilities	20,203,544

NET ASSETS	$1,186,839,512

Net assets were comprised of:
Paid in capital	$2,182,294,100
Accumulated undistributed net investment income (loss)	(1,370,716)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(1,166,194,835)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	172,110,963

Net assets	$1,186,839,512

Class A
Net asset value, offering and redemption price per share, $592,796,962 / 55,793,244 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.62

Class B
Net asset value, offering and redemption price per share, $594,042,550 / 56,011,406 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $2,975,517 foreign withholding tax)	$33,792,165
Interest	1,291
Securities lending (net)	404,724

Total income	34,198,180

EXPENSES
Investment management fees	10,355,672
Administrative fees	2,039,351
Distribution fees - Class B	1,273,370
Custodian fees	411,000
Printing and mailing expenses	191,645
Professional fees	87,613
Trustees’ fees	19,284
Miscellaneous	32,580

Gross expenses	14,410,515
Less: Fees paid indirectly	(835,211)

Net expenses	13,575,304

NET INVESTMENT INCOME (LOSS)	20,622,876

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(851,790,398)
Foreign currency transactions	(6,408,173)
Futures	4,278,306

Net realized gain (loss)	(853,920,265)

Change in unrealized appreciation (depreciation) on:
Securities	965,402,697
Foreign currency translations	1,109,658
Futures	130,181

Net change in unrealized appreciation (depreciation)	966,642,536

NET REALIZED AND UNREALIZED GAIN (LOSS)	112,722,271

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,345,147

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,622,876	$54,059,942
Net realized gain (loss) on investments, futures and foreign currency transactions	(853,920,265)	(318,216,990)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	966,642,536	(1,231,180,198)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	133,345,147	(1,495,337,246)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(9,712,352)	(37,729,523)
Class B	(8,200,172)	(11,217,728)

	(17,912,524)	(48,947,251)

Distributions from net realized capital gains
Class A	—	(33,799,999)
Class B	—	(13,736,009)

	—	(47,536,008)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(17,912,524)	(96,483,259)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 6,861,990 and 47,952,557 shares, respectively ]	54,257,731	513,161,328
Capital shares issued in reinvestment of dividends and distributions [ 941,168 and 6,870,354 shares, respectively ]	9,712,352	71,529,522
Capital shares repurchased [ (126,692,813) and (14,029,381) shares, respectively ]	(905,054,385)	(190,017,100)

Total Class A transactions	(841,084,302)	394,673,750

Class B
Capital shares sold [ 10,298,328 and 12,372,256 shares, respectively ]	91,193,630	161,484,401
Capital shares issued in reinvestment of dividends and distributions [ 796,349 and 2,309,136 shares, respectively ]	8,200,172	24,953,737
Capital shares repurchased [ (11,600,495) and (13,537,669) shares, respectively ]	(103,758,416)	(171,337,925)

Total Class B transactions	(4,364,614)	15,100,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(845,448,916)	409,773,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	(730,016,293)	(1,182,046,542)
NET ASSETS:
Beginning of year	1,916,855,805	3,098,902,347

End of year (a)	$1,186,839,512	$1,916,855,805

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,370,716)	$1,908,988

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.29	$16.38	$15.58	$13.03	$12.14

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.28 (e)	0.21 (e)	0.11 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.37	(7.90)	1.73	3.20	1.73

Total from investment operations	2.51	(7.62)	1.94	3.31	1.87

Less distributions:
Dividends from net investment income	(0.18)	(0.22)	(0.16)	(0.11)	(0.21)
Distributions from net realized gains	—	(0.25)	(0.98)	(0.65)	(0.77)

Total dividends and distributions	(0.18)	(0.47)	(1.14)	(0.76)	(0.98)

Net asset value, end of year	$10.62	$8.29	$16.38	$15.58	$13.03

Total return	30.28%	(47.13)%	12.73%	25.58%	15.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$592,797	$1,448,943	$2,193,441	$1,356,428	$379,616
Ratio of expenses to average net assets:
After fees paid indirectly	0.97%	1.25%	1.23%	1.27%	1.29%
Before fees paid indirectly	1.06%	1.25%	1.23%	1.28%	1.33%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.65%	2.19%	1.27%	0.78%	1.17%
Before fees paid indirectly	1.56%	2.19%	1.27%	0.77%	1.13%
Portfolio turnover rate	87%	56%	47%	45%	67%

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$8.28		$16.35	$15.56	$13.01	$12.12

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)	0.26 (e)	0.17 (e)	0.10 (e)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.33		(7.88)	1.72	3.17	1.72

Total from investment operations	2.48		(7.62)	1.89	3.27	1.83

Less distributions:
Dividends from net investment income	(0.15)		(0.20)	(0.12)	(0.07)	(0.17)
Distributions from net realized gains	—		(0.25)	(0.98)	(0.65)	(0.77)

Total dividends and distributions	(0.15)		(0.45)	(1.10)	(0.72)	(0.94)

Net asset value, end of year	$10.61		$8.28	$16.35	$15.56	$13.01

Total return	29.99%		(47.23)%	12.39%	25.30%	15.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$594,043		$467,913	$905,461	$765,683	$449,400
Ratio of expenses to average net assets:
After fees paid indirectly	1.25%		1.49%	1.48%	1.52%	1.54%
Before fees paid indirectly	1.31	%(c)	1.49%	1.48%	1.53%	1.58%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.66%		1.99%	1.08%	0.68%	0.92%
Before fees paid indirectly	1.62%		1.99%	1.08%	0.67%	0.88%
Portfolio turnover rate	87%		56%	47%	45%	67%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.**

➢	Janus Capital Management LLC

➢	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	32.92%	0.65%	1.57%
Portfolio – Class B Shares	32.58	0.38	1.31
S&P 500 Index	26.46	0.42	1.60
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective December 29, 2009, AllianceBernstein L.P. replaced SSgA Funds Management, Inc. as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 32.92% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the S&P 500 Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Consumer Discretionary, Consumer Staples, Financial and Information Technology sectors contributed to relative performance on a positive basis.

•	Stock selection in the Consumer Discretionary, Consumer Staples, and Financial sectors aided the Portfolio’s relative returns.

•	Among the individual leading contributors to performance were Exxon Mobil Corp. (Energy sector); Goldman Sachs Group (Financial sector); and Corning Inc. (Information Technology sector).

•	Owning Genentech Inc. (Health Care sector) and Crown Castle International Corp (Telecommunications Services sector) while the benchmark did not, benefited the Portfolio.

What hurt performance during the year:

•

Leading individual detractors from performance included Gilead Sciences Inc. (Health Care sector); Google Inc. (Information Technology sector) and Eli Lilly and Co. (Health Care sector). Lilly made a high-priced acquisition of a biotech company, Imclone, which disappointed investors hoping for a more shareholder friendly use of cash. That acquisition, combined with fears regarding potential healthcare reform initiatives in Congress, provided major headwinds for the stock.

•	Holding Mitsubishi UFJ and Ace Ltd. (both in the Financial sector) while the benchmark did not, was detrimental to the Portfolio’s performance.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	21.3%
Financials	16.1
Health Care	12.9
Energy	10.3
Consumer Discretionary	10.1
Consumer Staples	8.0
Industrials	7.7
Telecommunication Services	4.9
Materials	3.9
Utilities	2.8
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,222.30	$5.21
Hypothetical (5% average return before expenses)	1,000.00	1,020.52	4.74
Class B
Actual	1,000.00	1,219.30	6.60
Hypothetical (5% average return before expenses)	1,000.00	1,019.26	6.01

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.93% and 1.18% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.1%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	8,200	$115,620
Johnson Controls, Inc.	22,800	621,072

		736,692

Automobiles (0.3%)
Ford Motor Co.*^	180,100	1,801,000
Harley-Davidson, Inc.	7,900	199,080

		2,000,080

Distributors (0.0%)
Genuine Parts Co.	5,400	204,984

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	4,400	266,552
DeVry, Inc.	2,100	119,133
H&R Block, Inc.	11,300	255,606

		641,291

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.*	14,800	469,012
Darden Restaurants, Inc.	4,700	164,829
International Game Technology	10,000	187,700
Life Time Fitness, Inc.*	95,020	2,368,849
Marriott International, Inc., Class A	8,610	234,622
McDonald’s Corp.	36,700	2,291,548
Starbucks Corp.*	25,200	581,112
Starwood Hotels & Resorts Worldwide, Inc.	6,300	230,391
Wyndham Worldwide Corp.	6,000	121,020
Wynn Resorts Ltd.	3,786	220,459
Yum! Brands, Inc.	15,900	556,023

		7,425,565

Household Durables (0.4%)
Black & Decker Corp.	2,100	136,143
D.R. Horton, Inc.^	29,900	325,013
Fortune Brands, Inc.^	9,800	423,360
Garmin Ltd.^	12,700	389,890
Harman International Industries, Inc.	2,300	81,144
Leggett & Platt, Inc.	5,100	104,040
Lennar Corp., Class A	5,400	68,958
Newell Rubbermaid, Inc.	9,400	141,094
NVR, Inc.*	800	568,568
Pulte Homes, Inc.*^	51,207	512,070
Whirlpool Corp.	2,500	201,650

		2,951,930

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	11,400	1,533,528
Expedia, Inc.*	7,100	182,541
Liberty Media Corp. - Interactive, Class A*	37,631	407,920
priceline.com, Inc.*	1,500	327,750

		2,451,739

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	9,100	$38,402
Hasbro, Inc.	4,200	134,652
Mattel, Inc.	12,200	243,756

		416,810

Media (5.0%)
CBS Corp., Class B^	253,450	3,560,972
Comcast Corp., Class A^	487,914	7,904,748
DIRECTV, Class A*^	256,390	8,550,606
DISH Network Corp., Class A	212,740	4,418,610
Gannett Co., Inc.	8,000	118,800
Interpublic Group of Cos., Inc.*	16,500	121,770
McGraw-Hill Cos., Inc.	10,700	358,557
Meredith Corp.	1,200	37,020
New York Times Co., Class A*	3,900	48,204
News Corp., Class A	183,600	2,513,484
Omnicom Group, Inc.	10,600	414,990
Scripps Networks Interactive, Inc., Class A	3,000	124,500
Time Warner Cable, Inc.^	41,094	1,700,881
Time Warner, Inc.	85,033	2,477,862
Viacom, Inc., Class B*	42,100	1,251,633
Walt Disney Co.	63,400	2,044,650
Washington Post Co., Class B	300	131,880

		35,779,167

Multiline Retail (0.5%)
Big Lots, Inc.*	2,800	81,144
Family Dollar Stores, Inc.	4,700	130,801
J.C. Penney Co., Inc.	8,000	212,880
Kohl’s Corp.*	10,400	560,872
Macy’s, Inc.^	47,600	797,776
Nordstrom, Inc.	5,600	210,448
Sears Holdings Corp.*	1,700	141,865
Target Corp.	25,600	1,238,272

		3,374,058

Specialty Retail (1.5%)
Abercrombie & Fitch Co., Class A	3,000	104,550
AutoNation, Inc.*	3,100	59,365
AutoZone, Inc.*	1,100	173,877
Bed Bath & Beyond, Inc.*	8,900	343,807
Best Buy Co., Inc.	11,600	457,736
GameStop Corp., Class A*	5,500	120,670
Gap, Inc.	16,100	337,295
Home Depot, Inc.^	117,282	3,392,968
Limited Brands, Inc.^	29,790	573,160
Lowe’s Cos., Inc.	86,000	2,011,540
Office Depot, Inc.*^	69,200	446,340
O’Reilly Automotive, Inc.*	4,700	179,164
RadioShack Corp.	4,200	81,900
Ross Stores, Inc.	4,200	179,382
Sherwin-Williams Co.	3,200	197,280
Staples, Inc.	24,600	604,914
Tiffany & Co.	4,200	180,600
TJX Cos., Inc.^	24,100	880,855

		10,325,403

Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	10,800	394,524
Jones Apparel Group, Inc.	33,460	537,367
NIKE, Inc., Class B^	65,385	4,319,987

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Polo Ralph Lauren Corp.	2,000	$161,960
VF Corp.	3,000	219,720

		5,633,558

Total Consumer Discretionary		71,941,277

Consumer Staples (8.0%)
Beverages (2.0%)
Brown-Forman Corp., Class B	3,700	198,209
Coca-Cola Co.	130,622	7,445,454
Coca-Cola Enterprises, Inc.	30,720	651,264
Constellation Brands, Inc., Class A*^	31,400	500,202
Dr. Pepper Snapple Group, Inc.	8,600	243,380
Molson Coors Brewing Co., Class B	5,300	239,348
Pepsi Bottling Group, Inc.	4,900	183,750
PepsiCo, Inc.	72,500	4,408,000

		13,869,607

Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	14,800	875,716
CVS Caremark Corp.	91,925	2,960,905
Kroger Co.	22,100	453,713
Rite Aid Corp.*^	488,710	737,952
Safeway, Inc.	13,800	293,802
SUPERVALU, Inc.	40,400	513,484
Sysco Corp.	20,100	561,594
Walgreen Co.	33,600	1,233,792
Wal-Mart Stores, Inc.	115,880	6,193,786
Whole Foods Market, Inc.*	4,700	129,015

		13,953,759

Food Products (1.1%)
Archer-Daniels-Midland Co.	49,600	1,552,976
Bunge Ltd.	4,300	274,469
Campbell Soup Co.	6,400	216,320
ConAgra Foods, Inc.	15,000	345,750
Dean Foods Co.*^	15,700	283,228
Del Monte Foods Co.	17,000	192,780
General Mills, Inc.	11,100	785,991
H.J. Heinz Co.	10,700	457,532
Hershey Co.	5,600	200,424
Hormel Foods Corp.	2,400	92,280
J.M. Smucker Co.	4,100	253,175
Kellogg Co.	8,600	457,520
Kraft Foods, Inc., Class A	62,800	1,706,904
McCormick & Co., Inc. (Non-Voting)	4,400	158,972
Sara Lee Corp.	23,700	288,666
Smithfield Foods, Inc.*^	12,900	195,951
Tyson Foods, Inc., Class A	10,300	126,381

		7,589,319

Household Products (1.5%)
Clorox Co.	4,800	292,800
Colgate-Palmolive Co.	16,900	1,388,335
Kimberly-Clark Corp.	22,395	1,426,785
Procter & Gamble Co.	126,371	7,661,874

		10,769,794

	Number of Shares	Value (Note 1)

Personal Products (0.1%)
Avon Products, Inc.	14,500	$456,750
Estee Lauder Cos., Inc., Class A	4,000	193,440
Mead Johnson Nutrition Co., Class A	6,993	305,594

		955,784

Tobacco (1.3%)
Altria Group, Inc.	150,843	2,961,048
Lorillard, Inc.	5,500	441,265
Philip Morris International, Inc.	103,433	4,984,436
Reynolds American, Inc.	18,680	989,480

		9,376,229

Total Consumer Staples		56,514,492

Energy (10.3%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	10,500	425,040
BJ Services Co.	9,900	184,140
Cameron International Corp.*	8,300	346,940
Diamond Offshore Drilling, Inc.	2,400	236,208
Ensco International plc (ADR)^	4,200	167,748
FMC Technologies, Inc.*	4,200	242,928
Halliburton Co.	30,600	920,754
Nabors Industries Ltd.*	9,600	210,144
National Oilwell Varco, Inc.	14,200	626,078
Rowan Cos., Inc.*	3,800	86,032
Schlumberger Ltd.	40,800	2,655,672
Smith International, Inc.	157,000	4,265,690

		10,367,374

Oil, Gas & Consumable Fuels (8.8%)
Anadarko Petroleum Corp.	16,700	1,042,414
Apache Corp.	12,800	1,320,576
Cabot Oil & Gas Corp.	3,500	152,565
Chesapeake Energy Corp.	22,000	569,360
Chevron Corp.	73,900	5,689,561
Cimarex Energy Co.^	12,400	656,828
ConocoPhillips	224,340	11,457,044
Consol Energy, Inc.	6,200	308,760
Denbury Resources, Inc.*	8,400	124,320
Devon Energy Corp.	32,400	2,381,400
El Paso Corp.	23,800	233,954
EOG Resources, Inc.	30,037	2,922,600
Exxon Mobil Corp.#	182,800	12,465,132
Gazprom OAO (ADR)	145,840	3,653,292
Hess Corp.	55,327	3,347,284
Marathon Oil Corp.	251,070	7,838,405
Massey Energy Co.	2,900	121,829
Murphy Oil Corp.	6,500	352,300
Nexen, Inc.	29,000	693,970
Noble Energy, Inc.	5,900	420,198
Occidental Petroleum Corp.	33,900	2,757,765
Peabody Energy Corp.	9,100	411,411
Pioneer Natural Resources Co.	3,900	187,863
Range Resources Corp.	5,400	269,190
Southwestern Energy Co.*	11,700	563,940
Spectra Energy Corp.	21,900	449,169
Sunoco, Inc.	3,900	101,790
Tesoro Corp.	4,700	63,685

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Valero Energy Corp.	60,900	$1,020,075
Williams Cos., Inc.	19,800	417,384
XTO Energy, Inc.	19,700	916,641

		62,910,705

Total Energy		73,278,079

Financials (15.0%)
Capital Markets (3.4%)
Ameriprise Financial, Inc.^	25,500	989,910
Bank of New York Mellon Corp.	40,900	1,143,973
Charles Schwab Corp.	32,300	607,886
Credit Suisse Group AG (ADR)	27,740	1,363,698
Deutsche Bank AG (Registered)	10,600	751,646
E*TRADE Financial Corp.*	52,600	92,050
Federated Investors, Inc., Class B	3,000	82,500
Franklin Resources, Inc.	5,100	537,285
Goldman Sachs Group, Inc.	63,166	10,664,948
Invesco Ltd.	14,500	340,605
Janus Capital Group, Inc.	6,100	82,045
Legg Mason, Inc.	5,500	165,880
Morgan Stanley	186,648	5,524,781
Northern Trust Corp.	8,200	429,680
State Street Corp.	16,800	731,472
T. Rowe Price Group, Inc.	8,800	468,600

		23,976,959

Commercial Banks (3.7%)
BB&T Corp.^	44,200	1,121,354
Comerica, Inc.	5,100	150,807
Fifth Third Bancorp^	256,112	2,497,092
First Horizon National Corp.*	7,575	101,502
Huntington Bancshares, Inc./Ohio	24,300	88,695
KeyCorp^	555,800	3,084,690
M&T Bank Corp.	2,800	187,292
Marshall & Ilsley Corp.	17,800	97,010
Mitsubishi UFJ Financial Group, Inc.	734,900	3,598,209
PNC Financial Services Group, Inc.	15,700	828,803
Regions Financial Corp.	40,300	213,187
SunTrust Banks, Inc.	16,900	342,901
U.S. Bancorp	348,450	7,843,609
Wells Fargo & Co.	219,800	5,932,402
Zions Bancorp.	4,600	59,018

		26,146,571

Consumer Finance (0.4%)
American Express Co.	40,400	1,637,008
Capital One Financial Corp.	15,300	586,602
Discover Financial Services	18,400	270,664
SLM Corp.*	16,100	181,447

		2,675,721

Diversified Financial Services (3.2%)
Bank of America Corp.^	485,980	7,318,859
Citigroup, Inc.	662,900	2,194,199
CME Group, Inc.	2,300	772,685
ING Groep N.V. (CVA)*	426,100	4,119,184
IntercontinentalExchange, Inc.*	2,500	280,750
JPMorgan Chase & Co.	164,800	6,867,216
Leucadia National Corp.*	6,400	152,256

	Number of Shares	Value (Note 1)

Moody’s Corp.	6,600	$176,880
NASDAQ OMX Group, Inc.*	5,000	99,100
NYSE Euronext^	43,828	1,108,848

		23,089,977

Insurance (3.7%)
ACE Ltd.*	91,126	4,592,750
Aflac, Inc.	15,900	735,375
Allstate Corp.	18,200	546,728
American International Group, Inc.*	4,595	137,758
Aon Corp.	9,300	356,562
Assurant, Inc.	3,900	114,972
Chubb Corp.	11,600	570,488
Cincinnati Financial Corp.	5,500	144,320
Genworth Financial, Inc., Class A*	16,600	188,410
Hartford Financial Services Group, Inc.	188,978	4,395,628
Lincoln National Corp.	10,200	253,776
Loews Corp.	12,300	447,105
Marsh & McLennan Cos., Inc.	17,900	395,232
MetLife, Inc.	46,300	1,636,705
Principal Financial Group, Inc.	10,800	259,632
Progressive Corp.*	22,900	411,971
Prudential Financial, Inc.	15,800	786,208
Swiss Reinsurance Co., Ltd.	55,620	2,664,802
Torchmark Corp.	2,800	123,060
Transatlantic Holdings, Inc.	97,800	5,096,358
Travelers Cos., Inc.	27,200	1,356,192
Unum Group^	24,600	480,192
XL Capital Ltd., Class A	51,045	935,655

		26,629,879

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	3,900	62,088
AvalonBay Communities, Inc. (REIT)	2,800	229,908
Boston Properties, Inc. (REIT)	4,700	315,229
Equity Residential (REIT)	9,400	317,532
HCP, Inc. (REIT)	9,900	302,346
Health Care REIT, Inc. (REIT)	4,200	186,144
Host Hotels & Resorts, Inc. (REIT)*	21,358	249,248
Kimco Realty Corp. (REIT)	13,600	184,008
Plum Creek Timber Co., Inc. (REIT)	5,500	207,680
ProLogis (REIT)	16,000	219,040
Public Storage (REIT)	4,600	374,670
Simon Property Group, Inc. (REIT)	9,709	774,778
Ventas, Inc. (REIT)	5,300	231,822
Vornado Realty Trust (REIT)	5,369	375,527

		4,030,020

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	9,100	123,487

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	16,000	$219,680
People’s United Financial, Inc.	11,800	197,060

		416,740

Total Financials		107,089,354

Health Care (12.9%)
Biotechnology (2.3%)
Amgen, Inc.*	43,700	2,472,109
Biogen Idec, Inc.*	9,800	524,300
Celgene Corp.*	69,140	3,849,715
Cephalon, Inc.*	2,500	156,025
Genzyme Corp.*	9,000	441,090
Gilead Sciences, Inc.*	154,790	6,699,311
OSI Pharmaceuticals, Inc.*^	67,089	2,081,772

		16,224,322

Health Care Equipment & Supplies (2.3%)
Alcon, Inc.	12,340	2,028,079
Baxter International, Inc.	64,150	3,764,322
Becton, Dickinson and Co.	8,100	638,766
Boston Scientific Corp.*	51,300	461,700
C.R. Bard, Inc.	3,300	257,070
CareFusion Corp.*	5,950	148,809
Covidien plc	20,875	999,704
DENTSPLY International, Inc.	5,200	182,884
Hospira, Inc.*	5,500	280,500
Intuitive Surgical, Inc.*	1,300	394,316
Medtronic, Inc.	37,600	1,653,648
St. Jude Medical, Inc.*	11,300	415,614
Stryker Corp.	9,600	483,552
Varian Medical Systems, Inc.*^	94,948	4,448,314
Zimmer Holdings, Inc.*	7,300	431,503

		16,588,781

Health Care Providers & Services (1.5%)
Aetna, Inc.	41,500	1,315,550
AmerisourceBergen Corp.	9,800	255,486
Cardinal Health, Inc.	12,300	396,552
CIGNA Corp.	9,300	328,011
Community Health Systems, Inc.*^	71,822	2,556,863
Coventry Health Care, Inc.*	5,000	121,450
DaVita, Inc.*	3,500	205,590
Express Scripts, Inc.*	9,400	812,630
Humana, Inc.*	5,800	254,562
Laboratory Corp. of America Holdings*	3,600	269,424
McKesson Corp.	9,100	568,750
Medco Health Solutions, Inc.*	16,200	1,035,342
Patterson Cos., Inc.*	3,100	86,738
Quest Diagnostics, Inc.	5,300	320,014
Tenet Healthcare Corp.*	14,700	79,233
UnitedHealth Group, Inc.	39,500	1,203,960
WellPoint, Inc.*	15,600	909,324

		10,719,479

Health Care Technology (0.1%)
Eclipsys Corp.*^	40,392	748,060
IMS Health, Inc.	6,200	130,572

		878,632

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (1.1%)
Life Technologies Corp.*	6,100	$318,603
Millipore Corp.*	1,900	137,465
PerkinElmer, Inc.	3,900	80,301
Thermo Fisher Scientific, Inc.*	151,500	7,225,035
Waters Corp.*	3,200	198,272

		7,959,676

Pharmaceuticals (5.6%)
Abbott Laboratories, Inc.	99,990	5,398,460
Allergan, Inc.	10,500	661,605
Bristol-Myers Squibb Co.	58,124	1,467,631
Eli Lilly and Co.^	173,100	6,181,401
Forest Laboratories, Inc.*	10,200	327,522
Johnson & Johnson	114,500	7,374,945
King Pharmaceuticals, Inc.*	8,400	103,068
Merck & Co., Inc.	163,741	5,983,096
Mylan, Inc.*	10,300	189,829
Novartis AG (ADR)	8,800	478,984
Pfizer, Inc.	385,735	7,016,520
Roche Holding AG	24,700	4,201,870
Watson Pharmaceuticals, Inc.*	3,600	142,596

		39,527,527

Total Health Care		91,898,417

Industrials (7.2%)
Aerospace & Defense (2.8%)
Boeing Co.	125,250	6,779,783
General Dynamics Corp.	13,100	893,027
Goodrich Corp.	4,200	269,850
Honeywell International, Inc.	25,900	1,015,280
ITT Corp.	6,200	308,388
L-3 Communications Holdings, Inc.	4,000	347,800
Lockheed Martin Corp.	13,700	1,032,295
Northrop Grumman Corp.	23,800	1,329,230
Precision Castparts Corp.	32,330	3,567,615
Raytheon Co.^	23,600	1,215,872
Rockwell Collins, Inc.	5,400	298,944
United Technologies Corp.	40,000	2,776,400

		19,834,484

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	5,700	334,761
Expeditors International of Washington, Inc.	7,200	250,056
FedEx Corp.	10,600	884,570
United Parcel Service, Inc., Class B	33,800	1,939,106

		3,408,493

Airlines (0.0%)
Southwest Airlines Co.	25,200	288,036

Building Products (0.0%)
Masco Corp.^	28,500	393,585

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	3,800	138,662
Cintas Corp.	4,400	114,620
Iron Mountain, Inc.*	6,100	138,836
Pitney Bowes, Inc.	7,000	159,320

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

R.R. Donnelley & Sons Co.	6,900	$153,663
Republic Services, Inc.	11,000	311,410
Stericycle, Inc.*	2,900	159,993
Waste Management, Inc.	16,600	561,246

		1,737,750

Construction & Engineering (0.1%)
Fluor Corp.	6,100	274,744
Jacobs Engineering Group, Inc.*	4,200	157,962
Quanta Services, Inc.*	7,100	147,964

		580,670

Electrical Equipment (0.3%)
Cooper Industries plc	7,000	298,480
Emerson Electric Co.	25,600	1,090,560
First Solar, Inc.*	1,700	230,180
Rockwell Automation, Inc.	4,800	225,504
Roper Industries, Inc.	3,100	162,347

		2,007,071

Industrial Conglomerates (1.3%)
3M Co.	24,100	1,992,347
General Electric Co.	445,100	6,734,363
Textron, Inc.^	20,700	389,367

		9,116,077

Machinery (1.4%)
Caterpillar, Inc.	28,800	1,641,312
Cummins, Inc.	6,900	316,434
Danaher Corp.^	45,414	3,415,133
Deere & Co.	14,400	778,896
Dover Corp.	6,300	262,143
Eaton Corp.	5,600	356,272
Flowserve Corp.	1,900	179,607
Illinois Tool Works, Inc.	13,100	628,669
Ingersoll-Rand plc	22,000	786,280
PACCAR, Inc.	12,300	446,121
Pall Corp.	4,000	144,800
Parker Hannifin Corp.	5,500	296,340
Snap-On, Inc.	2,000	84,520
SPX Corp.	3,800	207,860
Stanley Works	2,700	139,077

		9,683,464

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,800	151,866
Equifax, Inc.	4,300	132,827
Monster Worldwide, Inc.*	4,200	73,080
Robert Half International, Inc.	5,100	136,323

		494,096

Road & Rail (0.5%)
Burlington Northern Santa Fe Corp.	8,900	877,718
CSX Corp.	13,300	644,917
Hertz Global Holdings, Inc.*^	18,100	215,752
Norfolk Southern Corp.	12,500	655,250
Ryder System, Inc.	1,900	78,223
Union Pacific Corp.	17,200	1,099,080

		3,570,940

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (0.0%)
Fastenal Co.	4,500	$187,380
W.W. Grainger, Inc.	2,200	213,026

		400,406

Total Industrials		51,515,072

Information Technology (21.3%)
Communications Equipment (2.3%)
Cisco Systems, Inc.*	224,800	5,381,712
Harris Corp.	4,500	213,975
JDS Uniphase Corp.*	7,500	61,875
Juniper Networks, Inc.*^	83,610	2,229,879
Motorola, Inc.*	153,300	1,189,608
Nokia Oyj (ADR)	50,000	642,500
QUALCOMM, Inc.	110,166	5,096,279
Research In Motion Ltd.*^	25,139	1,697,888
Tellabs, Inc.*	13,100	74,408

		16,588,124

Computers & Peripherals (5.8%)
Apple, Inc.*	47,897	10,099,561
Dell, Inc.*	615,520	8,838,867
EMC Corp.*	69,300	1,210,671
Hewlett-Packard Co.	99,000	5,099,490
International Business Machines Corp.	84,065	11,004,109
Lexmark International, Inc., Class A*	2,600	67,548
NCR Corp.*	184,000	2,047,920
NetApp, Inc.*	11,500	395,485
QLogic Corp.*	3,800	71,706
SanDisk Corp.*	7,700	223,223
Seagate Technology^	23,600	429,284
Sun Microsystems, Inc.*	25,600	239,872
Teradata Corp.*	5,800	182,294
Western Digital Corp.*^	23,200	1,024,280

		40,934,310

Electronic Equipment, Instruments & Components (1.6%)
Agilent Technologies, Inc.*	11,700	363,519
Amphenol Corp., Class A	62,035	2,864,776
AU Optronics Corp. (ADR)^	35,400	424,446
Corning, Inc.	335,997	6,488,102
FLIR Systems, Inc.*	5,100	166,872
Jabil Circuit, Inc.	6,400	111,168
Molex, Inc.	4,600	99,130
Tyco Electronics Ltd.	48,400	1,188,220

		11,706,233

Internet Software & Services (1.2%)
Akamai Technologies, Inc.*	5,800	146,914
AOL, Inc.*	4,127	96,077
eBay, Inc.*	107,606	2,533,045
Google, Inc., Class A*	8,200	5,083,836
VeriSign, Inc.*	6,500	157,560
Yahoo!, Inc.*	40,400	677,912

		8,695,344

IT Services (3.6%)
Accenture plc, Class A	18,500	767,750

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Affiliated Computer Services, Inc., Class A*	3,300	$196,977
Amdocs Ltd.*	168,620	4,810,728
Automatic Data Processing, Inc.	17,100	732,222
Cognizant Technology Solutions Corp., Class A*	10,000	453,000
Computer Sciences Corp.*^	12,900	742,137
Fidelity National Information Services, Inc.	11,100	260,184
Fiserv, Inc.*	129,500	6,278,160
Mastercard, Inc., Class A	3,300	844,734
Paychex, Inc.^	115,940	3,552,402
SAIC, Inc.*	10,400	196,976
Total System Services, Inc.	6,700	115,709
Visa, Inc., Class A^	58,900	5,151,394
Western Union Co.	60,567	1,141,688

		25,244,061

Office Electronics (0.0%)
Xerox Corp.	29,500	249,570

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Micro Devices, Inc.*	19,100	184,888
Altera Corp.	10,000	226,300
Analog Devices, Inc.	9,900	312,642
Applied Materials, Inc.	45,300	631,482
Broadcom Corp., Class A*	14,600	459,170
Intel Corp.	187,700	3,829,080
KLA-Tencor Corp.	5,800	209,728
Linear Technology Corp.	7,600	232,104
LSI Corp.*	22,200	133,422
MEMC Electronic Materials, Inc.*	7,600	103,512
Microchip Technology, Inc.	6,200	180,172
Micron Technology, Inc.*	28,800	304,128
National Semiconductor Corp.	8,000	122,880
Novellus Systems, Inc.*	3,200	74,688
NVIDIA Corp.*	18,800	351,184
ON Semiconductor Corp.*^	245,272	2,160,846
Teradyne, Inc.*	5,900	63,307
Texas Instruments, Inc.	42,500	1,107,550
Xilinx, Inc.	9,400	235,564

		10,922,647

Software (5.3%)
Adobe Systems, Inc.*	17,800	654,684
ANSYS, Inc.*^	81,900	3,559,374
Autodesk, Inc.*	7,800	198,198
BMC Software, Inc.*	6,200	248,620
CA, Inc.	62,600	1,405,996
Citrix Systems, Inc.*	6,200	257,982
Compuware Corp.*	7,800	56,394
Electronic Arts, Inc.*^	43,500	772,125
Intuit, Inc.*	10,700	328,597
McAfee, Inc.*	5,400	219,078
Microsoft Corp.	681,716	20,785,521
Novell, Inc.*	11,700	48,555
Oracle Corp.	289,611	7,107,054
Red Hat, Inc.*	6,400	197,760
Salesforce.com, Inc.*	3,800	280,326
Symantec Corp.*^	78,600	1,406,154

		37,526,418

Total Information Technology		151,866,707

	Number of Shares	Value (Note 1)

Materials (3.9%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	7,200	$583,632
Airgas, Inc.	2,800	133,280
CF Industries Holdings, Inc.	3,400	308,652
Dow Chemical Co.	38,800	1,072,044
E.I. du Pont de Nemours & Co.	62,300	2,097,641
Eastman Chemical Co.	2,500	150,600
Ecolab, Inc.	8,100	361,098
FMC Corp.	2,500	139,400
International Flavors & Fragrances, Inc.	2,700	111,078
Monsanto Co.	104,000	8,502,000
PPG Industries, Inc.	5,700	333,678
Praxair, Inc.	10,500	843,255
Sigma-Aldrich Corp.	4,100	207,173
Syngenta AG (ADR)	15,961	898,125

		15,741,656

Construction Materials (0.0%)
Vulcan Materials Co.	4,300	226,481

Containers & Packaging (0.1%)
Ball Corp.	3,200	165,440
Bemis Co., Inc.	3,600	106,740
Owens-Illinois, Inc.*	5,700	187,359
Pactiv Corp.*	4,400	106,216
Sealed Air Corp.	5,400	118,044

		683,799

Metals & Mining (1.5%)
AK Steel Holding Corp.	26,100	557,235
Alcoa, Inc.	33,100	533,572
Allegheny Technologies, Inc.	3,300	147,741
Cliffs Natural Resources, Inc.	4,500	207,405
Freeport-McMoRan Copper & Gold, Inc.*	14,600	1,172,234
Newmont Mining Corp.	16,700	790,077
Nucor Corp.	10,700	499,155
Steel Dynamics, Inc.	23,000	407,560
Titanium Metals Corp.*	2,800	35,056
United States Steel Corp.^	108,300	5,969,496

		10,319,531

Paper & Forest Products (0.1%)
International Paper Co.	14,700	393,666
MeadWestvaco Corp.	5,800	166,054
Weyerhaeuser Co.	7,200	310,608

		870,328

Total Materials		27,841,795

Telecommunication Services (4.9%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	420,900	11,797,827
CenturyTel, Inc.	10,135	366,988
Frontier Communications Corp.	10,600	82,786
Level 3 Communications, Inc.*	1,452,300	2,222,019
Qwest Communications International, Inc.	50,400	212,184
Verizon Communications, Inc.	109,100	3,614,483
Windstream Corp.	14,800	162,652

		18,458,939

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (2.3%)
American Tower Corp., Class A*	13,600	$587,656
China Mobile Ltd.	553,600	5,160,169
Crown Castle International Corp.*	166,686	6,507,422
Leap Wireless International, Inc.*	134,900	2,367,495
MetroPCS Communications, Inc.*	8,800	67,144
Sprint Nextel Corp.*^	290,900	1,064,694
Vodafone Group plc (ADR)	29,800	688,082

		16,442,662

Total Telecommunication Services		34,901,601

Utilities (2.8%)
Electric Utilities (1.9%)
Allegheny Energy, Inc.	5,700	133,836
American Electric Power Co., Inc.	16,200	563,598
Duke Energy Corp.	44,300	762,403
Edison International	11,100	386,058
Entergy Corp.	87,004	7,120,407
Exelon Corp.	22,400	1,094,688
FirstEnergy Corp.	10,400	483,080
FPL Group, Inc.	14,100	744,762
Northeast Utilities	5,900	152,161
Pepco Holdings, Inc.	7,500	126,375
Pinnacle West Capital Corp.	3,400	124,372
PPL Corp.	12,800	413,568
Progress Energy, Inc.	9,500	389,595
Southern Co.	27,200	906,304

		13,401,207

Gas Utilities (0.0%)
EQT Corp.	4,400	193,248
Nicor, Inc.	1,500	63,150
Questar Corp.	5,900	245,263

		501,661

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	22,600	300,806
Constellation Energy Group, Inc.	6,800	239,156

		539,962

Multi-Utilities (0.8%)
Ameren Corp.	8,000	223,600
CenterPoint Energy, Inc.	13,200	191,532
CMS Energy Corp.^	33,875	530,483
Consolidated Edison, Inc.	9,500	431,585
Dominion Resources, Inc.	20,300	790,076
DTE Energy Co.	5,600	244,104
Integrys Energy Group, Inc.	2,600	109,174
NiSource, Inc.	41,300	635,194
PG&E Corp.	12,600	562,590
Public Service Enterprise Group, Inc.	17,200	571,900
SCANA Corp.	3,800	143,184
Sempra Energy	8,400	470,232
TECO Energy, Inc.	7,200	116,784
Wisconsin Energy Corp.	4,000	199,320
Xcel Energy, Inc.	15,500	328,910

		5,548,668

Total Utilities		19,991,498

Total Common Stocks (96.4%) (Cost $585,746,297)		686,838,292

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bond (0.5%)
Industrials (0.5%)
Road & Rail (0.5%)
Hertz Global Holdings, Inc. 5.250%, 6/1/14	$1,975,000	$3,219,250

Total Industrials		3,219,250

Total Convertible Bonds		3,219,250

Corporate Bonds (1.1%)
Financials (1.1%)
Capital Markets (0.1%)
Goldman Sachs Capital II 5.793%, 12/29/49(l)	1,372,000	1,063,300

Commercial Banks (0.1%)
Fifth Third Capital Trust IV 6.500%, 4/15/37(l)	526,000	381,350

Diversified Financial Services (0.9%)
General Electric Capital Corp. 6.375%, 11/15/67(l)	621,000	538,717
Goldman Sachs Capital III 1.026%, 12/31/49(l)	1,402,000	922,236
JPMorgan Chase Capital XXI 1.231%, 2/2/37(l)	1,430,000	976,976
JPMorgan Chase Capital XXIII 1.273%, 5/15/47(l)	5,741,000	3,963,127

		6,401,056

Insurance (0.0%)
Hartford Financial Services Group, Inc. 8.125%, 6/15/68(l)	368,000	353,280

Total Financials		8,198,986

Total Corporate Bonds		8,198,986

Total Long-Term Debt Securities (1.6%) (Cost $7,060,093)		11,418,236

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.2%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	4,304,237	4,304,237
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	1,319,991	257,399
Monumental Global Funding II 0.43%, 5/26/10(l)	2,490,000	2,440,449
Pricoa Global Funding I 0.40%, 6/25/10(l)	1,589,922	1,566,878

Total Short-Term Investments of Cash Collateral for Securities Loaned		8,568,963

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Time Deposit (3.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	$21,361,743	$21,361,743

Total Short-Term Investments (4.2%) (Cost/Amortized Cost $31,065,894)		29,930,706

Total Investments (102.2%) (Cost/Amortized Cost $623,872,284)		728,187,234
Other Assets Less Liabilities (-2.2%)		(15,686,358)

Net Assets (100%)		$712,500,876

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $2,727,600.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $4,390,358.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	48	March-10	$2,618,234	$2,665,680	$47,446

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$71,941,277	$—	$—	$71,941,277
Consumer Staples	56,514,492	—	—	56,514,492
Energy	73,278,079	—	—	73,278,079
Financials	96,707,159	10,382,195	—	107,089,354
Health Care	87,696,547	4,201,870	—	91,898,417
Industrials	51,515,072	—	—	51,515,072
Information Technology	151,866,707	—	—	151,866,707
Materials	27,841,795	—	—	27,841,795
Telecommunication Services	29,741,432	5,160,169	—	34,901,601
Utilities	19,991,498	—	—	19,991,498
Convertible Bonds
Industrials	—	3,219,250	—	3,219,250
Corporate Bonds
Financials	—	8,198,986	—	8,198,986

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Futures	$47,446	$—	$—	$47,446
Short-Term Investments	—	29,930,706	—	29,930,706

Total Assets	$667,141,504	$61,093,176	$—	$728,234,680

Total Liabilities	$—	$—	$—	$—

Total	$667,141,504	$61,093,176	$—	$728,234,680

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	47,446	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$47,446

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	5,107,821	—	—	5,107,821
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$5,107,821	$—	$—	$5,107,821

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	47,446	—	—	47,446
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$47,446	$—	$—	$47,446

The Portfolio held futures contracts with an average notional balance of approximately $10,561,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$564,396,334
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$795,649,778

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,593,957
Aggregate gross unrealized depreciation	(23,788,916)

Net unrealized appreciation	$86,805,041

Federal income tax cost of investments	$641,382,193

At December 31, 2009, the Portfolio had loaned securities with a total value of $9,352,340. This was secured by collateral of $9,704,150 which was received as cash and subsequently invested in short-term investments currently valued at $8,568,963, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $6,750 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $1,342 as broker commissions with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $403,669,944 of which $105,713,400 expires in the year 2016, and $297,956,544 expires in the year 2017.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $623,872,284) (Securities on loan at market value $9,352,340)	$728,187,234
Cash	4,293
Receivable for securities sold	2,625,566
Dividends, interest and other receivables	767,098
Receivable from Separate Accounts for Trust shares sold	264,233
Other assets	887

Total assets	731,849,311

LIABILITIES
Payable for return of cash collateral on securities loaned	9,704,150
Payable for securities purchased	8,920,899
Investment management fees payable	420,323
Administrative fees payable	103,870
Payable to Separate Accounts for Trust shares redeemed	41,646
Distribution fees payable - Class B	33,072
Variation margin payable on futures contracts	27,360
Trustees’ fees payable	11,149
Accrued expenses	85,966

Total liabilities	19,348,435

NET ASSETS	$712,500,876

Net assets were comprised of:
Paid in capital	$1,029,200,892
Accumulated undistributed net investment income (loss)	164,764
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(421,227,298)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	104,362,518

Net assets	$712,500,876

Class A
Net asset value, offering and redemption price per share, $554,827,685 / 60,704,294 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.14

Class B
Net asset value, offering and redemption price per share, $157,673,191 / 17,245,831 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $15,676 foreign withholding tax)	$15,263,226
Interest	777,979
Securities lending (net)	160,451

Total income	16,201,656

EXPENSES
Investment management fees	4,840,989
Administrative fees	1,206,618
Distribution fees - Class B	321,653
Custodian fees	133,000
Printing and mailing expenses	116,391
Professional fees	70,991
Trustees’ fees	10,287
Miscellaneous	22,079

Gross expenses	6,722,008
Less: Fees paid indirectly	(759,676)

Net expenses	5,962,332

NET INVESTMENT INCOME (LOSS)	10,239,324

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(268,012,225)
Foreign currency transactions	(16,336)
Futures	5,107,821

Net realized gain (loss)	(262,920,740)

Change in unrealized appreciation (depreciation) on:
Securities	396,644,470
Foreign currency translations	879
Futures	47,446

Net change in unrealized appreciation (depreciation)	396,692,795

NET REALIZED AND UNREALIZED GAIN (LOSS)	133,772,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,011,379

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,239,324	$8,210,852
Net realized gain (loss) on investments, futures and foreign currency transactions	(262,920,740)	(152,726,200)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	396,692,795	(362,657,044)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,011,379	(507,172,392)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(8,111,150)	(7,535,645)
Class B	(1,910,113)	(867,135)

	(10,021,263)	(8,402,780)

Distributions from net realized capital gains
Class A	—	(2,063,806)
Class B	—	(364,847)

	—	(2,428,653)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,021,263)	(10,831,433)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 10,160,542 and 39,980,981 shares, respectively ]	70,545,616	385,557,896
Capital shares issued in reinvestment of dividends and distributions [ 899,409 and 1,290,637 shares, respectively ]	8,111,150	9,599,451
Capital shares repurchased [ (59,862,128) and (3,977,623) shares, respectively ]	(386,878,494)	(36,109,296)

Total Class A transactions	(308,221,728)	359,048,051

Class B
Capital shares sold [ 4,046,714 and 3,846,811 shares, respectively ]	31,985,371	36,151,719
Capital shares issued in reinvestment of dividends and distributions [ 211,717 and 160,975 shares, respectively ]	1,910,113	1,231,982
Capital shares repurchased [ (3,674,557) and (5,810,314) shares, respectively ]	(27,997,649)	(55,192,133)

Total Class B transactions	5,897,835	(17,808,432)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(302,323,893)	341,239,619

TOTAL INCREASE (DECREASE) IN NET ASSETS	(168,333,777)	(176,764,206)
NET ASSETS:
Beginning of year	880,834,653	1,057,598,859

End of year (a)	$712,500,876	$880,834,653

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$164,764	$(36,962)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.98	$11.66	$11.96	$10.79	$10.37

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.08 (e)	0.09 (e)	0.08 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.18	(4.67)	0.52	1.40	0.67

Total from investment operations	2.30	(4.59)	0.61	1.48	0.73

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.08)	(0.07)	(0.03)
Distributions from net realized gains	—	(0.02)	(0.83)	(0.24)	(0.28)

Total dividends and distributions	(0.14)	(0.09)	(0.91)	(0.31)	(0.31)

Net asset value, end of year	$9.14	$6.98	$11.66	$11.96	$10.79

Total return	32.92%	(39.40)%	5.22%	13.84%	7.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$554,828	$764,481	$842,193	$598,068	$309,162
Ratio of expenses to average net assets:
After waivers and reimbursements	0.92%	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	0.81%	1.09%	1.09%	1.08%	1.08%
Before waivers, reimbursements and fees paid indirectly	0.92%	1.10%	1.10%	1.10%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.42%	0.86%	0.74%	0.73%	0.52%
After waivers, reimbursements and fees paid indirectly	1.54%	0.86%	0.74%	0.75%	0.54%
Before waivers, reimbursements and fees paid indirectly	1.42%	0.86%	0.74%	0.72%	0.47%
Portfolio turnover rate	85%	50%	51%	49%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.01

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$6.98		$11.67	$11.96	$10.79	$10.38

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.06 (e)	0.06 (e)	0.06 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.18		(4.68)	0.53	1.39	0.66

Total from investment operations	2.27		(4.62)	0.59	1.45	0.69

Less distributions:
Dividends from net investment income	(0.11)		(0.05)	(0.05)	(0.04)	— #
Distributions from net realized gains	—		(0.02)	(0.83)	(0.24)	(0.28)

Total dividends and distributions	(0.11)		(0.07)	(0.88)	(0.28)	(0.28)

Net asset value, end of year	$9.14		$6.98	$11.67	$11.96	$10.79

Total return	32.58%		(39.61)%	5.05%	13.56%	6.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$157,673		$116,354	$215,406	$208,296	$185,408
Ratio of expenses to average net assets:
After waivers and reimbursements	1.17	%(c)	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.10%		1.34%	1.34%	1.33%	1.33%
Before waivers, reimbursements and fees paid indirectly	1.17	%(c)	1.35%	1.35%	1.35%	1.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.14%		0.58%	0.49%	0.47%	0.27%
After waivers, reimbursements and fees paid indirectly	1.22%		0.59%	0.50%	0.49%	0.29%
Before waivers, reimbursements and fees paid indirectly	1.14%		0.58%	0.49%	0.47%	0.22%
Portfolio turnover rate	85%		50%	51%	49%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$— #	$0.01
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Goodman & Co. NY Ltd.

➢	SSgA Funds Management, Inc.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	36.96%	(2.02)%	(1.69)%
Portfolio – Class B Shares	36.55	(2.23)	(1.93)
Russell 1000® Growth Index	37.21	1.63	0.95
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 36.96% for the year ended December 31, 2009. The Portfolio's benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.2% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000 Growth Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Energy, Consumer Staples and Information Technology sectors contributed to relative performance on a positive basis.

•	Stock selection in the Energy and Information Technology sectors was positive for the Portfolio.

•

Security selection was most successful in the Information Technology sector. The leading contributors to performance included computer maker Apple and Salesforce.com Inc. Owning Starent Networks Corp while the benchmark did not proved helpful to relative returns.

•

Consumer discretionary shares were another source of outperformance. Amazon.com was a key contributor after growing its business despite the difficult consumer environment. Priceline.com Inc. was also a leading contributor to positive performance.

•	A portfolio underweight of Consumer Staples, which was the worst performing sector in the benchmark added to relative returns.

What hurt performance during the year:

•	The Financial, Health Care and Industrials sectors detracted from relative performance.

•	Stock selection in the Financial, Health Care and Industrials sectors held back the Portfolio’s returns.

•	An overweight position in the second-worst performing sector in the benchmark contributed to the Health Care holding back performance.

•	Stock selection was particularly challenged in the Health Care sector as Cephalon, Inc. and Thoratec Corp. represented the two of the largest detractors in the Portfolio for the year.

•	Drug company, Gilead Sciences, was a negative contributor to returns, also. The stock suffered as growth slowed and the company stopped development on a new drug.

•	Individual stock selection within the Financial sector detracted during the year, with the largest detraction coming from Wells Fargo & Co.

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	36.7%
Health Care	16.2
Consumer Discretionary	14.8
Consumer Staples	10.2
Industrials	8.4
Energy	4.1
Financials	3.8
Materials	3.4
Telecommunication Services	0.7
Utilities	0.5
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,248.90	$6.12
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50
Class B
Actual	1,000.00	1,247.40	7.53
Hypothetical (5% average return before expenses)	1,000.00	1,018.50	6.77

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.08% and 1.33%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.8%)
Auto Components (0.2%)
BorgWarner, Inc.	2,600	$86,372
Gentex Corp.	3,200	57,120
Goodyear Tire & Rubber Co.*	5,800	81,780
Johnson Controls, Inc.	8,700	236,988
TRW Automotive Holdings Corp.*	200	4,776
WABCO Holdings, Inc.	1,200	30,948

		497,984

Automobiles (0.0%)
Thor Industries, Inc.	400	12,560

Distributors (0.0%)
LKQ Corp.*	3,400	66,606

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	3,078	186,465
Brink’s Home Security Holdings, Inc.*	1,100	35,904
Career Education Corp.*	1,600	37,296
DeVry, Inc.	1,500	85,095
H&R Block, Inc.	7,800	176,436
Hillenbrand, Inc.	600	11,304
ITT Educational Services, Inc.*	900	86,364
Strayer Education, Inc.	340	72,247
Weight Watchers International, Inc.	100	2,916

		694,027

Hotels, Restaurants & Leisure (1.6%)
Brinker International, Inc.	2,400	35,808
Burger King Holdings, Inc.	2,600	48,932
Carnival Corp.*	4,700	148,943
Chipotle Mexican Grill, Inc.*	700	61,712
Choice Hotels International, Inc.	200	6,332
Darden Restaurants, Inc.	3,200	112,224
Hyatt Hotels Corp., Class A*	600	17,886
International Game Technology	5,900	110,743
Las Vegas Sands Corp.*	5,500	82,170
Marriott International, Inc., Class A^	17,983	490,037
McDonald’s Corp.	25,855	1,614,386
MGM MIRAGE*^	18,800	171,456
Panera Bread Co., Class A*	600	40,182
Royal Caribbean Cruises Ltd.*	1,000	25,280
Scientific Games Corp., Class A*	1,500	21,825
Starbucks Corp.*	27,400	631,844
Starwood Hotels & Resorts Worldwide, Inc.	700	25,599
Wendy’s/Arby’s Group, Inc., Class A	3,500	16,415
WMS Industries, Inc.*	1,200	48,000
Wyndham Worldwide Corp.	1,900	38,323
Yum! Brands, Inc.	17,044	596,029

		4,344,126

Household Durables (0.1%)
Garmin Ltd.	2,200	67,540
Harman International Industries, Inc.	800	28,224

	Number of Shares	Value (Note 1)

Leggett & Platt, Inc.	2,300	$46,920
M.D.C. Holdings, Inc.	300	9,312
Newell Rubbermaid, Inc.	1,100	16,511
NVR, Inc.*	12	8,528
Pulte Homes, Inc.*	900	9,000

		186,035

Internet & Catalog Retail (4.9%)
Amazon.com, Inc.*	52,453	7,055,978
Expedia, Inc.*	16,540	425,243
Netflix, Inc.*^	35,500	1,957,470
priceline.com, Inc.*^	17,365	3,794,252

		13,232,943

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,800	57,708
Mattel, Inc.	6,400	127,872

		185,580

Media (1.9%)
Comcast Corp., Class A	5,209	87,824
CTC Media, Inc.*	800	11,920
DIRECTV, Class A*	10,837	361,414
Discovery Communications, Inc., Class C*	6,100	161,772
DreamWorks Animation SKG, Inc., Class A*	52,900	2,113,355
Interactive Data Corp.	400	10,120
John Wiley & Sons, Inc., Class A	900	37,692
Marvel Entertainment, Inc.*	1,200	64,896
McGraw-Hill Cos., Inc.	7,400	247,974
Morningstar, Inc.*	400	19,336
Omnicom Group, Inc.	7,300	285,795
Regal Entertainment Group, Class A	1,000	14,440
Scripps Networks Interactive, Inc., Class A	1,300	53,950
Viacom, Inc., Class B*	24,450	726,898
Walt Disney Co.	28,100	906,225
Warner Music Group Corp.*	300	1,698

		5,105,309

Multiline Retail (1.4%)
Big Lots, Inc.*	200	5,796
Dollar General Corp.*	500	11,215
Dollar Tree, Inc.*	2,100	101,430
Family Dollar Stores, Inc.	3,400	94,622
Kohl’s Corp.*	27,360	1,475,525
Nordstrom, Inc.	3,800	142,804
Target Corp.	38,227	1,849,040

		3,680,432

Specialty Retail (4.0%)
Aaron’s, Inc.	1,100	30,503
Abercrombie & Fitch Co., Class A	1,100	38,335
Advance Auto Parts, Inc.	2,200	89,056
Aeropostale, Inc.*	1,600	54,480
American Eagle Outfitters, Inc.	4,100	69,618
AutoZone, Inc.*	700	110,649
Bed Bath & Beyond, Inc.*	13,340	515,324
Best Buy Co., Inc.	7,900	311,734

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

CarMax, Inc.*	3,800	$92,150
Chico’s FAS, Inc.*	4,000	56,200
Dick’s Sporting Goods, Inc.*	2,000	49,740
Foot Locker, Inc.	1,700	18,938
GameStop Corp., Class A*	3,500	76,790
Gap, Inc.	10,000	209,500
Guess?, Inc.	1,400	59,220
Home Depot, Inc.	2,700	78,111
J. Crew Group, Inc.*^	69,500	3,109,430
Limited Brands, Inc.	4,300	82,732
Lowe’s Cos., Inc.	22,700	530,953
Office Depot, Inc.*	1,200	7,740
O’Reilly Automotive, Inc.*^	7,400	282,088
Penske Automotive Group, Inc.*	300	4,554
PetSmart, Inc.	2,900	77,401
RadioShack Corp.	400	7,800
Ross Stores, Inc.	3,000	128,130
Sherwin-Williams Co.	2,000	123,300
Staples, Inc.	16,900	415,571
Tiffany & Co.	2,600	111,800
TJX Cos., Inc.	9,700	354,535
Urban Outfitters, Inc.*^	106,600	3,729,934
Williams-Sonoma, Inc.	900	18,702

		10,845,018

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	7,400	270,322
Hanesbrands, Inc.*	2,200	53,042
NIKE, Inc., Class B	8,438	557,499
Phillips-Van Heusen Corp.	800	32,544
Polo Ralph Lauren Corp.	1,200	97,176
VF Corp.	500	36,620

		1,047,203

Total Consumer Discretionary		39,897,823

Consumer Staples (10.2%)
Beverages (2.8%)
Brown-Forman Corp.,
Class B	1,800	96,426
Coca-Cola Co.	58,383	3,327,831
Coca-Cola Enterprises, Inc.	6,300	133,560
Hansen Natural Corp.*	1,700	65,280
Molson Coors Brewing Co., Class B	200	9,032
Pepsi Bottling Group, Inc.	2,700	101,250
PepsiCo, Inc.	64,079	3,896,003

		7,629,382

Food & Staples Retailing (3.1%)
BJ’s Wholesale Club, Inc.*	200	6,542
Costco Wholesale Corp.	10,179	602,291
CVS Caremark Corp.	42,949	1,383,387
Kroger Co.	12,900	264,837
Sysco Corp.	13,898	388,310
Walgreen Co.	23,176	851,023
Wal-Mart Stores, Inc.	88,286	4,718,887
Whole Foods Market, Inc.*	2,200	60,390

		8,275,667

Food Products (0.6%)
Archer-Daniels-Midland Co.	8,400	263,004
Campbell Soup Co.	3,200	108,160

	Number of Shares	Value (Note 1)

Dean Foods Co.*	4,300	$77,572
Flowers Foods, Inc.	1,500	35,640
General Mills, Inc.	3,200	226,592
Green Mountain Coffee Roasters, Inc.*	800	65,176
H.J. Heinz Co.	5,900	252,284
Hershey Co.	2,200	78,738
Hormel Foods Corp.	200	7,690
Kellogg Co.	5,900	313,880
McCormick & Co., Inc. (Non-Voting)	3,100	112,003
Sara Lee Corp.	4,200	51,156

		1,591,895

Household Products (2.2%)
Church & Dwight Co., Inc.	1,700	102,765
Clorox Co.	2,900	176,900
Colgate-Palmolive Co.	11,698	960,991
Energizer Holdings, Inc.*	1,400	85,792
Kimberly-Clark Corp.	8,426	536,820
Procter & Gamble Co.	67,350	4,083,431

		5,946,699

Personal Products (0.2%)
Alberto-Culver Co.	1,700	49,793
Avon Products, Inc.	10,000	315,000
Estee Lauder Cos., Inc., Class A	2,600	125,736
Herbalife Ltd.	1,500	60,855
Mead Johnson Nutrition Co., Class A	2,319	101,341
NBTY, Inc.*	900	39,186

		691,911

Tobacco (1.3%)
Altria Group, Inc.	48,307	948,266
Lorillard, Inc.	3,500	280,805
Philip Morris International, Inc.	45,919	2,212,837

		3,441,908

Total Consumer Staples		27,577,462

Energy (4.1%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc.*	1,200	43,020
Cameron International Corp.*	5,200	217,360
Diamond Offshore Drilling, Inc.	1,600	157,472
Dresser-Rand Group, Inc.*	2,000	63,220
Exterran Holdings, Inc.*	700	15,015
FMC Technologies, Inc.*	2,900	167,736
Halliburton Co.	30,600	920,754
Helmerich & Payne, Inc.	800	31,904
National Oilwell Varco, Inc.	27,550	1,214,680
Oceaneering International, Inc.*	1,300	76,076
Patterson-UTI Energy, Inc.	500	7,675
Pride International, Inc.*	2,000	63,820
Rowan Cos., Inc.*	500	11,320
Schlumberger Ltd.	20,104	1,308,569
Seahawk Drilling, Inc.*	133	2,998
Smith International, Inc.	3,500	95,095
Weatherford International Ltd.*	55,850	1,000,273

		5,396,987

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (2.1%)
Alpha Natural Resources, Inc.*	2,792	$121,117
CNX Gas Corp.*	600	17,712
Consol Energy, Inc.	4,300	214,140
Continental Resources, Inc.*	400	17,156
El Paso Corp.	4,700	46,201
EOG Resources, Inc.	3,900	379,470
EXCO Resources, Inc.	3,000	63,690
Exxon Mobil Corp.	29,455	2,008,536
Forest Oil Corp.*	1,000	22,250
Frontier Oil Corp.	2,000	24,080
Holly Corp.	1,000	25,630
Mariner Energy, Inc.*	1,900	22,059
Massey Energy Co.	1,600	67,216
Occidental Petroleum Corp.	6,050	492,168
Peabody Energy Corp.	6,200	280,302
Petrohawk Energy Corp.*	6,900	165,531
Petroleo Brasileiro S.A. (Preference) (ADR)	4,100	173,799
Plains Exploration & Production Co.*	1,600	44,256
Quicksilver Resources, Inc.*	2,500	37,525
Range Resources Corp.	520	25,922
Southwestern Energy Co.*	8,000	385,600
St. Mary Land & Exploration Co.	400	13,696
Suncor Energy, Inc.	29,830	1,053,297
Teekay Corp.	400	9,284
Tesoro Corp.	1,400	18,970

		5,729,607

Total Energy		11,126,594

Financials (3.8%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	1,000	67,350
Ameriprise Financial, Inc.	400	15,528
Bank of New York Mellon Corp.	5,600	156,632
BlackRock, Inc.	200	46,440
Charles Schwab Corp.	34,615	651,454
Eaton Vance Corp.	2,800	85,148
Federated Investors, Inc., Class B	1,900	52,250
Franklin Resources, Inc.^	4,980	524,643
GLG Partners, Inc.*	4,600	14,812
Goldman Sachs Group, Inc.	3,070	518,339
Greenhill & Co., Inc.	500	40,120
Invesco Ltd.	800	18,792
Investment Technology Group, Inc.*	100	1,970
Janus Capital Group, Inc.	3,400	45,730
Jefferies Group, Inc.*	2,100	49,833
Lazard Ltd., Class A	1,800	68,346
Morgan Stanley^	15,900	470,640
Northern Trust Corp.	5,700	298,680
SEI Investments Co.	3,000	52,560
State Street Corp.	6,100	265,594
T. Rowe Price Group, Inc.	6,000	319,500
TD Ameritrade Holding Corp.*	6,300	122,094
Waddell & Reed Financial, Inc., Class A	2,000	61,080

		3,947,535

	Number of Shares	Value (Note 1)

Commercial Banks (0.6%)
Banco Bradesco S.A. (ADR)	36,100	$789,507
BOK Financial Corp.	200	9,504
Commerce Bancshares, Inc./Missouri	525	20,328
Wells Fargo & Co.	34,000	917,660

		1,736,999

Consumer Finance (0.1%)
American Express Co.	4,305	174,439
AmeriCredit Corp.*	700	13,328
Capital One Financial Corp.	3,000	115,020
SLM Corp.*	2,400	27,048

		329,835

Diversified Financial Services (0.7%)
CME Group, Inc.	2,630	883,549
IntercontinentalExchange, Inc.*	1,700	190,910
JPMorgan Chase & Co.	9,600	400,032
Leucadia National Corp.*	1,600	38,064
Moody’s Corp.	4,500	120,600
MSCI, Inc., Class A*	2,400	76,320
NASDAQ OMX Group, Inc.*	1,400	27,748
NYSE Euronext	1,600	40,480

		1,777,703

Insurance (0.5%)
Aflac, Inc.	11,000	508,750
American International Group, Inc.*	1,105	33,128
Arthur J. Gallagher & Co.	2,200	49,522
Axis Capital Holdings Ltd.	1,000	28,410
Brown & Brown, Inc.	2,100	37,737
CNA Financial Corp.*	300	7,200
Endurance Specialty Holdings Ltd.	400	14,892
Erie Indemnity Co., Class A	500	19,510
Fidelity National Financial, Inc., Class A	800	10,768
Genworth Financial, Inc., Class A*	4,600	52,210
Lincoln National Corp.	2,300	57,224
Marsh & McLennan Cos., Inc.	900	19,872
Principal Financial Group, Inc.	7,200	173,088
Progressive Corp.*	1,700	30,583
Prudential Financial, Inc.	5,500	273,680
Reinsurance Group of America, Inc.	100	4,765
Validus Holdings Ltd.	300	8,082
W.R. Berkley Corp.	1,100	27,104

		1,356,525

Real Estate Investment Trusts (REITs) (0.3%)
Alexandria Real Estate Equities, Inc. (REIT)	200	12,858
Digital Realty Trust, Inc. (REIT)	1,854	93,219
Federal Realty Investment Trust (REIT)	200	13,544
HCP, Inc. (REIT)	2,600	79,404
Health Care REIT, Inc. (REIT)	1,300	57,616
Macerich Co. (REIT)	1	37
Nationwide Health Properties, Inc. (REIT)	1,900	66,842

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Plum Creek Timber Co., Inc. (REIT)	1,300	$49,088
Public Storage (REIT)	3,100	252,495
Rayonier, Inc. (REIT)	900	37,944
Simon Property Group, Inc. (REIT)	2,347	187,290

		850,337

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	5,300	71,921
St. Joe Co.*	2,200	63,558

		135,479

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial	500	15,730
Hudson City Bancorp, Inc.	6,200	85,126

		100,856

Total Financials		10,235,269

Health Care (16.2%)
Biotechnology (4.3%)
Abraxis Bioscience, Inc.*	200	8,110
Alexion Pharmaceuticals, Inc.*	46,500	2,270,130
Amgen, Inc.*	23,700	1,340,709
Amylin Pharmaceuticals, Inc.*	3,100	43,989
Biogen Idec, Inc.*	6,800	363,800
BioMarin Pharmaceutical, Inc.*	2,300	43,263
Celgene Corp.*	41,223	2,295,297
Cephalon, Inc.*	1,698	105,972
Dendreon Corp.*	2,800	73,584
Genzyme Corp.*	6,327	310,086
Gilead Sciences, Inc.*	49,766	2,153,873
Human Genome Sciences, Inc.*	66,800	2,044,080
Myriad Genetics, Inc.*	2,300	60,030
OSI Pharmaceuticals, Inc.*	1,400	43,442
Talecris Biotherapeutics Holdings Corp.*	1,200	26,724
United Therapeutics Corp.*	1,000	52,650
Vertex Pharmaceuticals, Inc.*	7,300	312,805

		11,548,544

Health Care Equipment & Supplies (3.3%)
Baxter International, Inc.	18,274	1,072,319
Beckman Coulter, Inc.	1,600	104,704
Becton, Dickinson and Co.	5,584	440,354
Boston Scientific Corp.*	12,900	116,100
C.R. Bard, Inc.	2,300	179,170
Covidien plc	23,300	1,115,837
DENTSPLY International, Inc.	3,400	119,578
Edwards Lifesciences Corp.*	1,300	112,905
Gen-Probe, Inc.*	1,200	51,480
Hill-Rom Holdings, Inc.	600	14,394
Hologic, Inc.*	600	8,700
Hospira, Inc.*	3,800	193,800
IDEXX Laboratories, Inc.*	1,400	74,816
Intuitive Surgical, Inc.*	9,650	2,927,038
Inverness Medical Innovations, Inc.*	900	37,359
Kinetic Concepts, Inc.*	500	18,825

	Number of Shares	Value (Note 1)

Medtronic, Inc.	26,287	$1,156,102
ResMed, Inc.*	1,800	94,086
St. Jude Medical, Inc.*	8,100	297,918
Stryker Corp.	12,560	632,647
Teleflex, Inc.	400	21,556
Varian Medical Systems, Inc.*	3,000	140,550

		8,930,238

Health Care Providers & Services (1.4%)
Aetna, Inc.	2,300	72,910
AmerisourceBergen Corp.	6,100	159,027
CIGNA Corp.	400	14,108
Community Health Systems, Inc.*	1,100	39,160
Coventry Health Care, Inc.*	1,000	24,290
DaVita, Inc.*	2,400	140,976
Emdeon, Inc., Class A*	700	10,675
Express Scripts, Inc.*	6,418	554,836
Health Management Associates, Inc., Class A*	5,900	42,893
Henry Schein, Inc.*	2,100	110,460
Humana, Inc.*	1,500	65,835
Laboratory Corp. of America Holdings*	2,512	187,998
Lincare Holdings, Inc.*	1,300	48,256
McKesson Corp.	8,040	502,500
Medco Health Solutions, Inc.*^	23,287	1,488,273
MEDNAX, Inc.*	300	18,033
Omnicare, Inc.	1,200	29,016
Patterson Cos., Inc.*	2,400	67,152
Quest Diagnostics, Inc.	3,600	217,368
Tenet Healthcare Corp.*	7,800	42,042
VCA Antech, Inc.*	2,000	49,840
WellPoint, Inc.*	773	45,058

		3,930,706

Health Care Technology (1.3%)
Allscripts-Misys Healthcare Solutions, Inc.*	1,500	30,345
Cerner Corp.*^	40,700	3,355,308
IMS Health, Inc.	900	18,954

		3,404,607

Life Sciences Tools & Services (2.1%)
Bio-Rad Laboratories, Inc., Class A*	400	38,584
Charles River Laboratories
International, Inc.*	1,100	37,059
Covance, Inc.*	1,500	81,855
Illumina, Inc.*^	19,650	602,273
Life Technologies Corp.*	62,700	3,274,821
Mettler-Toledo International, Inc.*	800	83,992
Millipore Corp.*	1,300	94,055
PerkinElmer, Inc.	600	12,354
Pharmaceutical Product Development, Inc.	2,500	58,600
Techne Corp.	900	61,704
Thermo Fisher Scientific, Inc.*	23,850	1,137,406
Waters Corp.*	2,300	142,508

		5,625,211

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pharmaceuticals (3.8%)
Abbott Laboratories, Inc.	36,197	$1,954,276
Allergan, Inc.	12,487	786,806
Bristol-Myers Squibb Co.	21,816	550,854
Elan Corp. plc (ADR)*	84,150	548,658
Eli Lilly and Co.	12,500	446,375
Johnson & Johnson	50,009	3,221,079
Merck & Co., Inc.	27,620	1,009,235
Mylan, Inc.*	5,200	95,836
Perrigo Co.	1,800	71,712
Teva Pharmaceutical Industries Ltd. (ADR)	13,400	752,812
Valeant Pharmaceuticals International*	1,600	50,864
Warner Chilcott plc, Class A*	27,200	774,384

		10,262,891

Total Health Care		43,702,197

Industrials (8.4%)
Aerospace & Defense (2.3%)
Alliant Techsystems, Inc.*	800	70,616
BE Aerospace, Inc.*	1,100	25,850
Boeing Co.	1,362	73,725
General Dynamics Corp.	800	54,536
Goodrich Corp.^	20,450	1,313,913
Honeywell International, Inc.	17,347	680,002
ITT Corp.	17,650	877,911
Lockheed Martin Corp.	7,447	561,132
Northrop Grumman Corp.	900	50,265
Precision Castparts Corp.	5,100	562,785
Raytheon Co.	7,100	365,792
Rockwell Collins, Inc.	3,700	204,832
Spirit AeroSystems Holdings, Inc., Class A*	800	15,888
TransDigm Group, Inc.	1,000	47,490
United Technologies Corp.	17,996	1,249,102

		6,153,839

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	4,000	234,920
Expeditors International of Washington, Inc.^	16,160	561,237
United Parcel Service, Inc., Class B	16,187	928,648
UTi Worldwide, Inc.	2,100	30,072

		1,754,877

Airlines (0.2%)
AMR Corp.*	6,900	53,337
Continental Airlines, Inc., Class B*	3,000	53,760
Copa Holdings S.A., Class A	700	38,129
Delta Air Lines, Inc.*	17,900	203,702
Southwest Airlines Co.	5,600	64,008

		412,936

Building Products (0.0%)
Armstrong World
Industries, Inc.*	200	7,786
Lennox International, Inc.	1,100	42,944
Masco Corp.	4,100	56,621
Owens Corning, Inc.*	900	23,076

		130,427

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	500	$18,245
Brink’s Co.	1,100	26,774
Cintas Corp.	600	15,630
Copart, Inc.*	1,500	54,945
Corrections Corp. of America*	300	7,365
Iron Mountain, Inc.*	4,300	97,868
R.R. Donnelley & Sons Co.	1,300	28,951
Republic Services, Inc.	2,500	70,775
Stericycle, Inc.*	2,000	110,340
Waste Connections, Inc.*	1,400	46,676
Waste Management, Inc.	10,400	351,624

		829,193

Construction & Engineering (0.2%)
Aecom Technology Corp.*	2,300	63,250
Fluor Corp.	4,200	189,168
Jacobs Engineering Group, Inc.*	2,800	105,308
Shaw Group, Inc.*	1,600	46,000
URS Corp.*	300	13,356

		417,082

Electrical Equipment (2.2%)
A123 Systems, Inc.*	500	11,220
American Superconductor Corp.*	79,300	3,243,370
AMETEK, Inc.	2,500	95,600
Emerson Electric Co.	44,407	1,891,738
First Solar, Inc.*^	1,749	236,815
Hubbell, Inc., Class B	200	9,460
Rockwell Automation, Inc.	4,900	230,202
Roper Industries, Inc.	1,800	94,266
SunPower Corp., Class A*	2,300	54,464
SunPower Corp., Class B*^	4,020	84,219
Thomas & Betts Corp.*	400	14,316

		5,965,670

Industrial Conglomerates (0.6%)
3M Co.	16,257	1,343,966
Carlisle Cos., Inc.	400	13,704
McDermott International, Inc.*	12,400	297,724

		1,655,394

Machinery (1.4%)
Bucyrus International, Inc.	400	22,548
Caterpillar, Inc.	7,019	400,013
Crane Co.	600	18,372
Cummins, Inc.	1,600	73,376
Danaher Corp.	27,070	2,035,664
Deere & Co.	2,500	135,225
Donaldson Co., Inc.	1,800	76,572
Dover Corp.	3,000	124,830
Flowserve Corp.	1,300	122,889
Graco, Inc.	700	19,999
Harsco Corp.	1,400	45,122
IDEX Corp.	1,100	34,265
Joy Global, Inc.	2,150	110,918
Navistar International Corp.*	1,500	57,975
PACCAR, Inc.	7,900	286,533
Pall Corp.	2,800	101,360
Pentair, Inc.	700	22,610
Snap-On, Inc.	400	16,904
Toro Co.	800	33,448

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Valmont Industries, Inc.	500	$39,225
Wabtec Corp.	1,100	44,924

		3,822,772

Marine (0.0%)
Kirby Corp.*	300	10,449

Professional Services (0.2%)
Dun & Bradstreet Corp.	1,200	101,244
Equifax, Inc.	2,400	74,136
FTI Consulting, Inc.*	1,200	56,592
IHS, Inc., Class A*	1,100	60,291
Monster Worldwide, Inc.*	1,800	31,320
Robert Half International, Inc.	3,700	98,901
Verisk Analytics, Inc., Class A*	1,700	51,476

		473,960

Road & Rail (0.2%)
Con-way, Inc.	400	13,964
J.B. Hunt Transport Services, Inc.	2,100	67,767
Kansas City Southern*	1,000	33,290
Landstar System, Inc.	1,200	46,524
Norfolk Southern Corp.	1,100	57,662
Union Pacific Corp.	6,320	403,848

		623,055

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,000	166,560
GATX Corp.	500	14,375
MSC Industrial Direct Co., Class A	1,000	47,000
W.W. Grainger, Inc.	1,400	135,562
WESCO International, Inc.*	500	13,505

		377,002

Total Industrials		22,626,656

Information Technology (36.7%)
Communications Equipment (4.7%)
Brocade Communications Systems, Inc.*	3,300	25,179
Ciena Corp.*	200	2,168
Cisco Systems, Inc.*	163,074	3,903,992
F5 Networks, Inc.*	75,800	4,015,884
Harris Corp.	2,500	118,875
JDS Uniphase Corp.*	2,600	21,450
Juniper Networks, Inc.*^	39,800	1,061,466
Motorola, Inc.*	3,500	27,160
QUALCOMM, Inc.	74,402	3,441,836

		12,618,010

Computers & Peripherals (10.1%)
Apple, Inc.*	61,414	12,949,756
Dell, Inc.*	40,255	578,062
Diebold, Inc.	1,300	36,985
EMC Corp.*	16,998	296,955
Hewlett-Packard Co.	63,629	3,277,530
International Business Machines Corp.	41,976	5,494,658
NCR Corp.*	3,800	42,294
NetApp, Inc.*	114,100	3,923,899
QLogic Corp.*	2,900	54,723
SanDisk Corp.*^	6,800	197,132

	Number of Shares	Value (Note 1)

Seagate Technology	10,300	$187,357
Teradata Corp.*	3,400	106,862
Western Digital Corp.*	4,600	203,090

		27,349,303

Electronic Equipment, Instruments & Components (1.0%)
Agilent Technologies, Inc.*	8,000	248,560
Amphenol Corp., Class A	4,000	184,720
Arrow Electronics, Inc.*	1,200	35,532
Avnet, Inc.*	1,200	36,192
AVX Corp.	100	1,267
Corning, Inc.	87,731	1,694,086
Dolby Laboratories, Inc., Class A*	1,200	57,276
FLIR Systems, Inc.*	3,500	114,520
Itron, Inc.*	900	60,813
Jabil Circuit, Inc.	2,300	39,951
Molex, Inc.	300	6,465
National Instruments Corp.	1,300	38,285
Trimble Navigation Ltd.*	2,700	68,040
Vishay Intertechnology, Inc.*	1,000	8,350

		2,594,057

Internet Software & Services (4.2%)
Akamai Technologies, Inc.*	3,900	98,787
Baidu, Inc. (ADR)*	250	102,808
eBay, Inc.*	5,962	140,345
Equinix, Inc.*	900	95,535
Google, Inc., Class A*	16,452	10,199,911
IAC/InterActiveCorp*	800	16,384
Sohu.com, Inc.*	700	40,096
VeriSign, Inc.*	4,600	111,504
WebMD Health Corp.*	1,300	50,037
Yahoo!, Inc.*	26,171	439,149

		11,294,556

IT Services (2.6%)
Accenture plc, Class A	32,910	1,365,765
Affiliated Computer Services, Inc., Class A*	1,300	77,597
Alliance Data Systems Corp.*	1,200	77,508
Amdocs Ltd.*	700	19,971
Automatic Data Processing, Inc.	11,665	499,495
Broadridge Financial Solutions, Inc.	2,100	47,376
Cognizant Technology Solutions Corp., Class A*	6,800	308,040
DST Systems, Inc.*	800	34,840
Fidelity National Information Services, Inc.	4,535	106,300
Fiserv, Inc.*	3,552	172,201
Genpact Ltd.*	1,300	19,370
Global Payments, Inc.	1,900	102,334
Hewitt Associates, Inc., Class A*	2,000	84,520
Lender Processing Services, Inc.	2,300	93,518
Mastercard, Inc., Class A	3,500	895,930
NeuStar, Inc., Class A*	1,800	41,472
Paychex, Inc.	7,600	232,864
SAIC, Inc.*	6,900	130,686
Total System Services, Inc.	2,800	48,356
Visa, Inc., Class A^	24,908	2,178,454
Western Union Co.	25,500	480,675

		7,017,272

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	1,200	$34,032

Semiconductors & Semiconductor Equipment (5.9%)
Advanced Micro Devices, Inc.*	7,100	68,728
Altera Corp.	6,900	156,147
Analog Devices, Inc.	6,800	214,744
ASML Holding N.V. (N.Y. Shares)	7,380	251,584
Atheros Communications, Inc.*	73,600	2,520,064
Broadcom Corp., Class A*	18,980	596,921
Cree, Inc.*	49,000	2,762,130
Cypress Semiconductor Corp.*	3,400	35,904
Integrated Device Technology, Inc.*	800	5,176
Intel Corp.	126,589	2,582,416
International Rectifier Corp.*	800	17,696
Intersil Corp., Class A	1,500	23,010
Lam Research Corp.*	3,000	117,630
Linear Technology Corp.	5,300	161,862
Marvell Technology Group Ltd.*^	35,340	733,305
Maxim Integrated Products, Inc.	5,800	117,740
MEMC Electronic Materials, Inc.*	5,200	70,824
Microchip Technology, Inc.	4,000	116,240
Micron Technology, Inc.*	3,600	38,016
National Semiconductor Corp.	5,500	84,480
Netlogic Microsystems, Inc.*	75,500	3,492,630
Novellus Systems, Inc.*	1,400	32,676
NVIDIA Corp.*	12,800	239,104
ON Semiconductor Corp.*	10,100	88,981
Rambus, Inc.*	2,400	58,560
Silicon Laboratories, Inc.*	1,100	53,174
Teradyne, Inc.*	4,200	45,066
Texas Instruments, Inc.	29,864	778,256
Varian Semiconductor Equipment Associates, Inc.*	1,600	57,408
Xilinx, Inc.	18,240	457,094

		15,977,566

Software (8.2%)
Activision Blizzard, Inc.*	7,800	86,658
Adobe Systems, Inc.*	12,309	452,725
ANSYS, Inc.*	2,000	86,920
Autodesk, Inc.*	3,700	94,017
BMC Software, Inc.*	4,283	171,748
CA, Inc.	7,000	157,220
Cadence Design Systems, Inc.*	6,300	37,737
Check Point Software Technologies Ltd.*	21,950	743,666
Citrix Systems, Inc.*	4,200	174,762
Electronic Arts, Inc.*	7,400	131,350
FactSet Research Systems, Inc.	1,000	65,870
Intuit, Inc.*	7,600	233,396
McAfee, Inc.*	3,700	150,109
MICROS Systems, Inc.*	1,900	58,957
Microsoft Corp.	243,453	7,422,882
Novell, Inc.*	3,600	14,940
Nuance Communications, Inc.*	4,500	69,930

	Number of Shares	Value (Note 1)

Oracle Corp.	147,837	$3,627,920
Red Hat, Inc.*	4,500	139,050
Rovi Corp.*	1,700	54,179
Salesforce.com, Inc.*^	56,880	4,196,038
Sybase, Inc.*	2,000	86,800
Symantec Corp.*	19,300	345,277
Synopsys, Inc.*	2,200	49,016
VMware, Inc., Class A*	84,300	3,572,634

		22,223,801

Total Information Technology		99,108,597

Materials (3.4%)
Chemicals (2.5%)
Air Products & Chemicals, Inc.	1,714	138,937
Albemarle Corp.	100	3,637
Ashland, Inc.	100	3,962
Celanese Corp., Class A	3,400	109,140
CF Industries Holdings, Inc.	900	81,702
E.I. du Pont de Nemours & Co.	7,000	235,690
Ecolab, Inc.	5,600	249,648
FMC Corp.	1,500	83,640
International Flavors & Fragrances, Inc.	1,800	74,052
Intrepid Potash, Inc.*	900	26,253
Lubrizol Corp.	1,400	102,130
Monsanto Co.	14,837	1,212,925
Mosaic Co.	19,850	1,185,640
Nalco Holding Co.	3,300	84,183
Praxair, Inc.	22,713	1,824,081
RPM International, Inc.	1,600	32,528
Scotts Miracle-Gro Co., Class A	1,100	43,241
Sigma-Aldrich Corp.	2,900	146,537
Syngenta AG (ADR)	17,375	977,691
Terra Industries, Inc.	1,500	48,285
Valhi, Inc.	100	1,397

		6,665,299

Construction Materials (0.0%)
Eagle Materials, Inc.	900	23,445
Martin Marietta Materials, Inc.	400	35,764

		59,209

Containers & Packaging (0.1%)
Ball Corp.	1,400	72,380
Crown Holdings, Inc.*	3,800	97,204
Owens-Illinois, Inc.*	3,300	108,471
Packaging Corp. of America	200	4,602
Pactiv Corp.*	2,600	62,764

		345,421

Metals & Mining (0.8%)
Alcoa, Inc.	10,600	170,872
Cliffs Natural Resources, Inc.	300	13,827
Compass Minerals International, Inc.	400	26,876
Freeport-McMoRan Copper & Gold, Inc.*	5,800	465,682
Goldcorp, Inc.	15,450	607,803
Newmont Mining Corp.	11,129	526,513
Royal Gold, Inc.	200	9,420

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Schnitzer Steel Industries, Inc., Class A	400	$19,080
Southern Copper Corp.	3,100	102,021
Walter Energy, Inc.	1,200	90,372

		2,032,466

Total Materials		9,102,395

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.0%)
Frontier
Communications Corp.	3,300	25,773
tw telecom, Inc.*	3,600	61,704
Windstream Corp.	4,500	49,455

		136,932

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A*	25,560	1,104,448
Crown Castle International Corp.*^	13,000	507,520
Leap Wireless International, Inc.*	1,100	19,305
MetroPCS Communications, Inc.*	6,100	46,543
NII Holdings, Inc.*	200	6,716
SBA Communications Corp., Class A*	2,800	95,648

		1,780,180

Total Telecommunication Services		1,917,112

Utilities (0.5%)
Electric Utilities (0.2%)
Allegheny Energy, Inc.	2,500	58,700
DPL, Inc.	200	5,520
Exelon Corp.	1,343	65,632
FPL Group, Inc.	1,300	68,666
ITC Holdings Corp.	1,200	62,508
NV Energy, Inc.	2,400	29,712
PPL Corp.	8,809	284,619

		575,357

Gas Utilities (0.1%)
EQT Corp.	3,089	135,669

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	12,400	165,044
Calpine Corp.*	4,400	48,400
Constellation Energy Group, Inc.	3,700	130,129
Ormat Technologies, Inc	500	18,920

		362,493

Multi-Utilities (0.1%)
CenterPoint Energy, Inc.	7,500	108,825
Integrys Energy Group, Inc.	400	16,796

		125,621

Total Utilities		1,199,140

Total Common Stocks (98.8%) (Cost $217,868,313)		266,493,245

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.0%)
U.S. Treasury Bills 0.04%, 3/11/10#(p)	$225,000	$224,982

Short-Term Investments of Cash Collateral for Securities Loaned (0.8%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u).	1,531,241	1,531,241
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	209,999	40,950
Monumental Global Funding II 0.43%, 5/26/10(l)	410,000	401,841
Pricoa Global Funding I 0.40%, 6/25/10(l)	269,987	266,073

Total Short-Term Investments of Cash Collateral for Securities Loaned		2,240,105

Time Deposit (1.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10	3,380,588	3,380,588

Total Short-Term Investments (2.1%) (Cost/Amortized Cost $6,026,807)		5,845,675

Total Investments (100.9%) (Cost/Amortized Cost $223,895,120)		272,338,920
Other Assets Less Liabilities (-0.9%)		(2,529,758)

Net Assets (100%)		$269,809,162

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $224,982.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $1,561,879.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	8	March-10	$282,666	$297,400	$14,734
S&P 500 E-Mini Index	13	March-10	709,105	721,955	12,850

					$27,584

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$39,897,823	$—	$—	$39,897,823
Consumer Staples	27,577,462	—	—	27,577,462
Energy	11,126,594	—	—	11,126,594
Financials	10,235,269	—	—	10,235,269
Health Care	43,702,197	—	—	43,702,197
Industrials	22,626,656	—	—	22,626,656
Information Technology	99,108,597	—	—	99,108,597
Materials	9,102,395	—	—	9,102,395
Telecommunication Services	1,917,112	—	—	1,917,112
Utilities	1,199,140	—	—	1,199,140
Futures	27,584	—	—	27,584
Short-Term Investments	—	5,845,675	—	5,845,675

Total Assets	$266,520,829	$5,845,675	$—	$272,366,504

Total Liabilities	$—	$—	$—	$—

Total	$266,520,829	$5,845,675	$—	$272,366,504

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	27,584	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$27,584

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	289,408	—	—	289,408
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$289,408	$—	$—	$289,408

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	27,584	—	—	27,584
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$27,584	$—	$—	$27,584

The Portfolio held futures contracts with an average notional balance of approximately $1,070,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$338,663,650
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$351,433,584

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,393,273
Aggregate gross unrealized depreciation	(6,264,088)

Net unrealized appreciation	$46,129,185

Federal income tax cost of investments	$226,209,735

At December 31, 2009, the Portfolio had loaned securities with a total value of $2,341,999. This was secured by collateral of $2,421,227 which was received as cash and subsequently invested in short-term investments currently valued at $2,240,105, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $658 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $89,178,531 of which $9,817,379 expires in the year 2016, and $79,361,152 expires in the year 2017.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $223,895,120)
(Securities on loan at market value $2,341,999)	$272,338,920
Cash	573
Receivable for securities sold	489,107
Dividends, interest and other receivables	218,599
Receivable from Separate Accounts for Trust shares sold	84,262
Other assets	756

Total assets	273,132,217

LIABILITIES
Payable for return of cash collateral on securities loaned	2,421,227
Payable to Separate Accounts for Trust shares redeemed	396,103
Investment management fees payable	170,009
Payable for securities purchased	140,143
Distribution fees payable - Class B	54,651
Administrative fees payable	47,803
Variation margin payable on futures contracts	10,290
Trustees’ fees payable	5,467
Accrued expenses	77,362

Total liabilities	3,323,055

NET ASSETS	$269,809,162

Net assets were comprised of:
Paid in capital	$312,858,911
Accumulated undistributed net investment income (loss)	(403)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(91,520,730)
Net unrealized appreciation (depreciation) on investments and futures	48,471,384

Net assets	$269,809,162

Class A
Net asset value, offering and redemption price per share, $9,527,156 / 1,298,426 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.34

Class B
Net asset value, offering and redemption price per share, $260,282,006 / 36,152,222 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $1,137 foreign withholding tax)	$3,121,094
Interest	310
Securities lending (net)	37,166

Total income	3,158,570

EXPENSES
Investment management fees	1,709,503
Distribution fees - Class B	550,628
Administrative fees	510,230
Custodian fees	75,000
Printing and mailing expenses	73,390
Professional fees	58,244
Trustees’ fees	3,730
Miscellaneous	9,220

Gross expenses	2,989,945
Less: Fees paid indirectly	(232,829)

Net expenses	2,757,116

NET INVESTMENT INCOME (LOSS)	401,454

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(36,543,420)
Futures	289,408

Net realized gain (loss)	(36,254,012)

Change in unrealized appreciation (depreciation) on:
Securities	109,506,393
Futures	27,584

Net change in unrealized appreciation (depreciation)	109,533,977

NET REALIZED AND UNREALIZED GAIN (LOSS)	73,279,965

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,681,419

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$401,454	$(1,569,138)
Net realized gain (loss) on investments and futures	(36,254,012)	(51,658,403)
Net change in unrealized appreciation (depreciation) on investments and futures	109,533,977	(126,987,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,681,419	(180,215,062)

DIVIDENDS:
Dividends from net investment income
Class A	(36,540)	—
Class B	(355,173)	—

	(391,713)	—

Distributions from net realized capital gains
Class A	—	(3,344)
Class B	—	(50,652)

	—	(53,996)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(391,713)	(53,996)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 236,933 and 1,017,658 shares, respectively ]	1,434,311	8,794,907
Capital shares issued in reinvestment of dividends [ 5,096 and 379 shares, respectively ]	36,540	3,344
Capital shares repurchased [ (211,953) and (2,389,119) shares, respectively ]	(1,252,372)	(18,558,572)

Total Class A transactions	218,479	(9,760,321)

Class B
Capital shares sold [ 4,840,012 and 7,724,754 shares, respectively ]	28,030,392	58,553,655
Capital shares issued in reinvestment of dividends [ 50,471 and 5,863 shares, respectively ]	355,173	50,652
Capital shares repurchased [ (7,202,529) and (9,741,861) shares, respectively ]	(41,953,921)	(76,008,976)

Total Class B transactions	(13,568,356)	(17,404,669)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,349,877)	(27,164,990)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,939,829	(207,434,048)
NET ASSETS:
Beginning of year	209,869,333	417,303,381

End of year (a)	$269,809,162	$209,869,333

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(403)	$(10,144)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009	2008		2007		2006		2005
Net asset value, beginning of year	$5.38	$9.84		$9.96		$10.40		$9.66

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	(0.02	)(e)	(0.01	)(e)	(0.03	)(e)	(0.05	)(e)
Net realized and unrealized gain (loss) on investments	1.96	(4.44)		1.13		0.08		0.79

Total from investment operations	1.99	(4.46)		1.12		0.05		0.74

Less distributions:
Dividends from net investment income	(0.03)	—		—		—		—
Distributions from net realized gains	—	—	#	(1.24)		(0.49)		—

Total dividends and distributions	(0.03)	—	#	(1.24)		(0.49)		—

Net asset value, end of year	$7.34	$5.38		$9.84		$9.96		$10.40

Total return	36.96%	(45.32)%		11.51%		0.44%		7.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,527	$6,823		$25,968		$21,104		$17,780
Ratio of expenses to average net assets:
After waivers and reimbursements	1.07%	1.10%		1.10%		1.10%		1.10%
After waivers, reimbursements and fees paid indirectly	0.97%	1.01%		1.04%		1.08%		1.08%
Before waivers, reimbursements and fees paid indirectly	1.07%	1.14%		1.12%		1.12%		1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.32%	(0.35)%		(0.12)%		(0.27)%		(0.49)%
After waivers, reimbursements and fees paid indirectly	0.42%	(0.25)%		(0.06)%		(0.25)%		(0.47)%
Before waivers, reimbursements and fees paid indirectly	0.32%	(0.38)%		(0.14)%		(0.28)%		(0.52)%
Portfolio turnover rate	151%	162%		77%		48%		42%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—	#	$—	#	$—	#

	Year Ended December 31,
Class B	2009	2008		2007		2006		2005
Net asset value, beginning of year	$5.28	$9.67		$9.83		$10.30		$9.58

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	(0.04	)(e)	(0.03	)(e)	(0.05	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments	1.92	(4.35)		1.11		0.07		0.79

Total from investment operations	1.93	(4.39)		1.08		0.02		0.72

Less distributions:
Dividends from net investment income	(0.01)	—		—		—		—
Distributions from net realized gains	—	—	#	(1.24)		(0.49)		—

Total dividends and distributions	(0.01)	—	#	(1.24)		(0.49)		—

Net asset value, end of year	$7.20	$5.28		$9.67		$9.83		$10.30

Total return	36.55%	(45.39)%		11.26%		0.15%		7.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$260,282	$203,047		$391,335		$372,653		$362,850
Ratio of expenses to average net assets:
After waivers and reimbursements	1.32%	1.35%		1.35%		1.35%		1.35%
After waivers, reimbursements and fees paid indirectly	1.22%	1.26%		1.29	%(c)	1.33%		1.33%
Before waivers, reimbursements and fees paid indirectly	1.32%	1.39%		1.37%		1.37%		1.38%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.07%	(0.58)%		(0.37)%		(0.52)%		(0.74)%
After waivers, reimbursements and fees paid indirectly	0.17%	(0.49)%		(0.30)%		(0.50)%		(0.72)%
Before waivers, reimbursements and fees paid indirectly	0.07%	(0.62)%		(0.39)%		(0.53)%		(0.77)%
Portfolio turnover rate	151%	162%		77%		48%		42%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—	#	$—	#	$—	#

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.**

➢	Institutional Capital LLC

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	23.29%	0.61%	2.82%
Portfolio – Class B Shares	22.97	0.35	2.56
Russell 1000® Value Index	19.69	(0.25)	2.97
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective December 29, 2009, AllianceBernstein L.P. replaced SSgA Funds Management, Inc. as a sub-adviser of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 23.29% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000® Value Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Strong stock selection and an underweighted position in the Energy sector boosted performance relative to the benchmark. An underweighted position in integrated oil and gas company Exxon Mobil helped as this stock underperformed the benchmark.

•	The Portfolio’s overweighted position in the Information Technology sector was another contributor to relative results.

•

Among the leading contributors to positive performance were Health Care holdings Wyeth and Schering Plough Corp., as well as ExxonMobil Corp (Energy sector), General Electric Co. (Industrials sector) and Citigroup Inc. (Financial sector).

What hurt performance during the year:

•	The Materials sector was the leading sector detractor from the Portfolio’s performance.

•	Portfolio holding defense contractor Lockheed Martin was among the Portfolio’s top detractors, which was not held by the benchmark.

•

Among the leading individual detractors from performance were precious metals company Freeport-McMoran Copper (Materials sector), Capital One Financial Corp. and Bank of New York Mellon (both in the Financial sector) and Ford Motor Co. (Consumer Discretionary sector).

Sector Weightings as of 12/31/09	% of Net Assets
Financials	21.7%
Energy	15.9
Industrials	11.2
Health Care	10.8
Consumer Discretionary	10.6
Information Technology	7.9
Consumer Staples	7.4
Telecommunication Services	5.5
Utilities	4.9
Materials	3.4
Cash and Other	0.7

100.0%

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,216.00	$5.14
Hypothetical (5% average return before expenses)	1,000.00	1,020.57	4.69
Class B
Actual	1,000.00	1,212.90	6.53
Hypothetical (5% average return before expenses)	1,000.00	1,019.31	5.96

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.92% and 1.17% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.7%)
Autoliv, Inc.	11,400	$494,304
BorgWarner, Inc.	1,100	36,542
Federal Mogul Corp.*	1,900	32,870
Johnson Controls, Inc.^	328,770	8,955,695
TRW Automotive Holdings Corp.*^	42,100	1,005,348
WABCO Holdings, Inc.	900	23,211

		10,547,970

Automobiles (0.5%)
Ford Motor Co.*	700,800	7,008,000
Harley-Davidson, Inc.	31,500	793,800
Thor Industries, Inc.	2,300	72,220

		7,874,020

Distributors (0.0%)
Genuine Parts Co.	21,400	812,344

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	7,750	469,495
Career Education Corp.*	700	16,317
Education Management Corp.*	1,100	24,211
Hillenbrand, Inc.	5,100	96,084
Service Corp. International	33,700	276,003
Weight Watchers International, Inc.	4,000	116,640

		998,750

Hotels, Restaurants & Leisure (0.3%)
Boyd Gaming Corp.*	7,400	61,938
Carnival Corp.*	32,100	1,017,249
Choice Hotels International, Inc.	2,800	88,648
Hyatt Hotels Corp., Class A*	2,200	65,582
International Game Technology	6,600	123,882
International Speedway Corp., Class A	4,000	113,800
Las Vegas Sands Corp.*	9,700	144,918
Marriott International, Inc., Class A	21,256	579,226
MGM MIRAGE*	14,100	128,592
Penn National Gaming, Inc.*	8,900	241,902
Royal Caribbean Cruises Ltd.*	12,100	305,888
Starwood Hotels & Resorts Worldwide, Inc.	21,000	767,970
Wendy’s/Arby’s Group, Inc., Class A	29,400	137,886
Wyndham Worldwide Corp.	13,300	268,261
Wynn Resorts Ltd.	9,000	524,070

		4,569,812

Household Durables (0.9%)
Black & Decker Corp.	23,200	1,504,056
D.R. Horton, Inc.^	121,100	1,316,357
Fortune Brands, Inc.	20,200	872,640
Garmin Ltd.^	41,400	1,270,980
Harman International Industries, Inc.	4,100	144,648
Jarden Corp.	11,800	364,738

	Number of Shares	Value (Note 1)

KB Home	9,500	$129,960
Leggett & Platt, Inc.	7,900	161,160
Lennar Corp., Class A	19,900	254,123
M.D.C. Holdings, Inc.	3,100	96,224
Mohawk Industries, Inc.*	7,500	357,000
Newell Rubbermaid, Inc.	31,200	468,312
NVR, Inc.*	3,400	2,416,414
Pulte Homes, Inc.*^	237,867	2,378,670
Toll Brothers, Inc.*	18,200	342,342
Whirlpool Corp.	9,900	798,534

		12,876,158

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	2,200	56,562
Liberty Media Corp. - Interactive, Class A*	80,000	867,200

		923,762

Leisure Equipment & Products (0.1%)
Hasbro, Inc.^	38,010	1,218,601
Mattel, Inc.	10,700	213,786

		1,432,387

Media (4.6%)
Cablevision Systems Corp. - New York Group, Class A	31,500	813,330
CBS Corp., Class B^	249,200	3,501,260
Central European Media Enterprises Ltd., Class A*	4,600	108,606
Clear Channel Outdoor Holdings, Inc., Class A*	5,400	56,106
Comcast Corp., Class A	357,200	6,022,392
DIRECTV, Class A*	69,611	2,321,527
Discovery Communications, Inc., Class C*	2,600	68,952
DISH Network Corp., Class A	27,000	560,790
DreamWorks Animation SKG, Inc., Class A*	9,700	387,515
Gannett Co., Inc.	31,200	463,320
Interactive Data Corp.	2,600	65,780
Interpublic Group of Cos., Inc.*	64,200	473,796
Lamar Advertising Co., Class A*	7,600	236,284
Liberty Global, Inc., Class A*	35,700	782,187
Liberty Media Corp. - Starz*	6,960	321,204
Liberty Media Corp., Capital Series, Class A*	10,700	255,516
Meredith Corp.	4,500	138,825
New York Times Co., Class A*	12,900	159,444
News Corp., Class A	663,400	9,081,946
Omnicom Group, Inc.	83,895	3,284,489
Regal Entertainment Group, Class A	5,200	75,088
Scripps Networks Interactive, Inc., Class A	4,800	199,200
Time Warner Cable, Inc.^	132,960	5,503,214
Time Warner, Inc.^	306,133	8,920,716
Viacom, Inc., Class B*	439,850	13,076,741
Virgin Media, Inc.	38,700	651,321
Walt Disney Co.	371,310	11,974,747

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Warner Music Group Corp.*	5,400	$30,564
Washington Post Co., Class B	900	395,640

		69,930,500

Multiline Retail (0.4%)
Big Lots, Inc.*	9,800	284,004
Dollar General Corp.*	1,500	33,645
J.C. Penney Co., Inc.	94,150	2,505,332
Kohl’s Corp.*	2,600	140,218
Macy’s, Inc.^	153,150	2,566,794
Sears Holdings Corp.*	6,700	559,115

		6,089,108

Specialty Retail (2.5%)
Abercrombie & Fitch Co., Class A	5,900	205,615
Advance Auto Parts, Inc.^	33,720	1,364,985
AutoNation, Inc.*	8,800	168,520
Barnes & Noble, Inc.	3,900	74,373
CarMax, Inc.*	8,500	206,125
Chico’s FAS, Inc.*	1,400	19,670
Foot Locker, Inc.^	89,900	1,001,486
GameStop Corp., Class A*	2,600	57,044
Gap, Inc.	7,500	157,125
Home Depot, Inc.	316,530	9,157,213
Limited Brands, Inc.	94,200	1,812,408
Lowe’s Cos., Inc.	718,025	16,794,605
Office Depot, Inc.*^	234,300	1,511,235
Penske Automotive Group, Inc.*	3,200	48,576
RadioShack Corp.	14,600	284,700
Sherwin-Williams Co.^	42,230	2,603,479
Signet Jewelers Ltd.*	11,400	304,608
Staples, Inc.^	44,525	1,094,870
Tiffany & Co.	1,400	60,200
Williams-Sonoma, Inc.	7,500	155,850

		37,082,687

Textiles, Apparel & Luxury Goods (0.4%)
Jones Apparel Group, Inc.	85,300	1,369,918
NIKE, Inc., Class B	56,660	3,743,526
Phillips-Van Heusen Corp.	2,400	97,632
Polo Ralph Lauren Corp.	500	40,490
VF Corp.	9,200	673,808

		5,925,374

Total Consumer Discretionary		159,062,872

Consumer Staples (7.4%)
Beverages (2.0%)
Brown-Forman Corp., Class B	2,100	112,497
Central European Distribution Corp.*	8,200	232,962
Coca-Cola Co.	66,600	3,796,200
Coca-Cola Enterprises, Inc.	71,100	1,507,320
Constellation Brands, Inc., Class A*	84,344	1,343,600
Diageo plc	213,604	3,725,118
Dr. Pepper Snapple Group, Inc.	34,100	965,030
Molson Coors Brewing Co., Class B	16,200	731,592

	Number of Shares	Value (Note 1)

Pepsi Bottling Group, Inc.	3,800	$142,500
PepsiAmericas, Inc.	7,600	222,376
PepsiCo, Inc.	276,935	16,837,648

		29,616,843

Food & Staples Retailing (1.0%)
BJ’s Wholesale Club, Inc.*	6,000	196,260
CVS Caremark Corp.	241,106	7,766,024
Kroger Co.^	78,410	1,609,757
Rite Aid Corp.*	78,500	118,535
Safeway, Inc.	57,200	1,217,788
SUPERVALU, Inc.^	136,700	1,737,457
Wal-Mart Stores, Inc.	32,400	1,731,780
Whole Foods Market, Inc.*	2,300	63,135

		14,440,736

Food Products (2.4%)
Archer-Daniels-Midland Co.	119,100	3,729,021
Bunge Ltd.^	50,200	3,204,266
Campbell Soup Co.^	23,920	808,496
ConAgra Foods, Inc.	60,000	1,383,000
Corn Products International, Inc.	10,000	292,300
Del Monte Foods Co.	26,500	300,510
Flowers Foods, Inc.	1,700	40,392
General Mills, Inc.	47,940	3,394,631
H.J. Heinz Co.	8,000	342,080
Hershey Co.	8,600	307,794
Hormel Foods Corp.	8,400	322,980
J.M. Smucker Co.	35,269	2,177,861
Kellogg Co.	42,060	2,237,592
Kraft Foods, Inc., Class A	269,300	7,319,574
Nestle S.A. (Registered)	101,641	4,938,004
Ralcorp Holdings, Inc.*	7,600	453,796
Sara Lee Corp.^	179,000	2,180,220
Smithfield Foods, Inc.*^	61,600	935,704
Tyson Foods, Inc., Class A	86,900	1,066,263

		35,434,484

Household Products (1.1%)
Clorox Co.	2,100	128,100
Energizer Holdings, Inc.*	1,500	91,920
Kimberly-Clark Corp.	30,050	1,914,485
Procter & Gamble Co.	230,852	13,996,557

		16,131,062

Personal Products (0.0%)
Alberto-Culver Co.	1,700	49,793
Mead Johnson Nutrition Co., Class A	13,708	599,040
NBTY, Inc.*	2,200	95,788

		744,621

Tobacco (0.9%)
Altria Group, Inc.	125,575	2,465,037
Lorillard, Inc.	7,870	631,410
Philip Morris International, Inc.	160,495	7,734,254
Reynolds American, Inc.	63,750	3,376,838

		14,207,539

Total Consumer Staples		110,575,285

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Energy (15.9%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc.*	1,100	$39,435
Baker Hughes, Inc.	41,600	1,683,968
BJ Services Co.	39,200	729,120
Cameron International Corp.*	2,600	108,680
Ensco International plc (ADR)^	29,400	1,174,236
Exterran Holdings, Inc.*	4,500	96,525
Halliburton Co.	471,991	14,202,209
Helix Energy Solutions Group, Inc.*	13,800	162,150
Helmerich & Payne, Inc.	9,700	386,836
Nabors Industries Ltd.*	38,000	831,820
National Oilwell Varco, Inc.	100,465	4,429,502
Oil States International, Inc.*	6,700	263,243
Patterson-UTI Energy, Inc.	17,600	270,160
Pride International, Inc.*	12,400	395,684
Rowan Cos., Inc.*	12,500	283,000
Schlumberger Ltd.	87,800	5,714,902
SEACOR Holdings, Inc.*	2,700	205,875
Seahawk Drilling, Inc.*	793	17,874
Smith International, Inc.	13,400	364,078
Superior Energy Services, Inc.*	10,500	255,045
Tidewater, Inc.	6,900	330,855
Unit Corp.*	5,500	233,750

		32,178,947

Oil, Gas & Consumable Fuels (13.8%)
Anadarko Petroleum Corp.	67,100	4,188,382
Apache Corp.	98,115	10,122,525
Arch Coal, Inc.	21,800	485,050
Cabot Oil & Gas Corp.	13,900	605,901
Chesapeake Energy Corp.	84,100	2,176,508
Chevron Corp.	410,154	31,577,756
Cimarex Energy Co.^	44,200	2,341,274
Comstock Resources, Inc.*	5,700	231,249
Concho Resources, Inc.*	10,200	457,980
ConocoPhillips	363,240	18,550,667
Continental Resources, Inc.*	2,100	90,069
Denbury Resources, Inc.*	33,400	494,320
Devon Energy Corp.	164,110	12,062,085
El Paso Corp.	67,900	667,457
Encore Acquisition Co.*	7,500	360,150
EOG Resources, Inc.	58,425	5,684,752
EXCO Resources, Inc.	2,100	44,583
Exxon Mobil Corp.^#	680,845	46,426,821
Forest Oil Corp.*	65,700	1,461,825
Frontier Oil Corp.	3,000	36,120
Frontline Ltd.	6,900	188,508
Hess Corp.	97,380	5,891,490
Marathon Oil Corp.	359,650	11,228,273
Mariner Energy, Inc.*	1,400	16,254
Massey Energy Co.	2,300	96,623
Murphy Oil Corp.	25,600	1,387,520
Newfield Exploration Co.*	17,800	858,494
Nexen, Inc.	87,900	2,103,447
Noble Energy, Inc.	23,300	1,659,426
Occidental Petroleum Corp.	285,461	23,222,252
Overseas Shipholding Group, Inc.	3,100	136,245
Pioneer Natural Resources Co.	15,300	737,001

	Number of Shares	Value (Note 1)

Plains Exploration & Production Co.*	8,600	$237,876
Range Resources Corp.	17,900	892,315
SandRidge Energy, Inc.*	18,800	177,284
Southern Union Co.	14,900	338,230
Spectra Energy Corp.	86,600	1,776,166
St. Mary Land & Exploration Co.	6,300	215,712
Sunoco, Inc.	15,700	409,770
Teekay Corp.	3,100	71,951
Tesoro Corp.	11,000	149,050
Total S.A. (ADR)	122,445	7,841,378
Valero Energy Corp.	235,700	3,947,975
Whiting Petroleum Corp.*	6,800	485,860
Williams Cos., Inc.	77,900	1,642,132
XTO Energy, Inc.	77,900	3,624,687

		207,401,393

Total Energy		239,580,340

Financials (21.5%)
Capital Markets (3.9%)
Ameriprise Financial, Inc.	91,800	3,563,676
Bank of New York Mellon Corp.	397,249	11,111,055
BlackRock, Inc.	2,900	673,380
Deutsche Bank AG (Registered)	33,500	2,375,485
Federated Investors, Inc., Class B	800	22,000
Franklin Resources, Inc.	11,200	1,179,920
Goldman Sachs Group, Inc.	140,160	23,664,614
Invesco Ltd.	51,300	1,205,037
Investment Technology Group, Inc.*	5,300	104,410
Janus Capital Group, Inc.	3,200	43,040
Jefferies Group, Inc.*	3,700	87,801
Legg Mason, Inc.	21,500	648,440
Morgan Stanley^	248,300	7,349,680
Northern Trust Corp.^	19,370	1,014,988
Raymond James Financial, Inc.	13,100	311,387
State Street Corp.	115,160	5,014,066

		58,368,979

Commercial Banks (5.3%)
Associated Banc-Corp	17,100	188,271
BancorpSouth, Inc.	11,100	260,406
Bank of Hawaii Corp.	6,400	301,184
BB&T Corp.^	401,400	10,183,518
BOK Financial Corp.	1,800	85,536
CapitalSource, Inc.	27,500	109,175
City National Corp./California	5,800	264,480
Comerica, Inc.	20,300	600,271
Commerce Bancshares, Inc./Missouri	5,585	216,251
Cullen/Frost Bankers, Inc.	7,000	350,000
Fifth Third Bancorp	106,800	1,041,300
First Citizens BancShares, Inc./North Carolina, Class A	800	131,208
First Horizon National Corp.*	30,168	404,248
Fulton Financial Corp.	23,500	204,920

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Huntington Bancshares, Inc./Ohio	95,900	$350,035
KeyCorp	118,000	654,900
M&T Bank Corp.	10,300	688,967
Marshall & Ilsley Corp.	70,400	383,680
PNC Financial Services Group, Inc.^	100,795	5,320,968
Popular, Inc.	85,900	194,134
Regions Financial Corp.^	294,480	1,557,799
SunTrust Banks, Inc.	67,000	1,359,430
Synovus Financial Corp.	50,900	104,345
TCF Financial Corp.	17,200	234,264
U.S. Bancorp	834,250	18,778,968
Valley National Bancorp	20,475	289,312
Wells Fargo & Co.	1,273,680	34,376,623
Whitney Holding Corp./ Louisiana	13,000	118,430
Wilmington Trust Corp.	9,300	114,762
Zions Bancorp.	18,300	234,789

		79,102,174

Consumer Finance (1.0%)
American Express Co.	111,400	4,513,928
AmeriCredit Corp.*	8,400	159,936
Capital One Financial Corp.^	215,300	8,254,602
Discover Financial Services	71,900	1,057,649
SLM Corp.*	49,100	553,357
Student Loan Corp.	500	23,285

		14,562,757

Diversified Financial Services (5.2%)
Bank of America Corp.^	1,505,000	22,665,300
Citigroup, Inc.^	2,436,100	8,063,491
CME Group, Inc.	8,400	2,821,980
Interactive Brokers Group, Inc., Class A*	5,400	95,688
JPMorgan Chase & Co.	1,060,570	44,193,952
Leucadia National Corp.*	16,000	380,640
NASDAQ OMX Group, Inc.*	10,100	200,182
NYSE Euronext	25,900	655,270

		79,076,503

Insurance (4.5%)
ACE Ltd.*	17,000	856,800
Alleghany Corp.*	816	225,216
Allied World Assurance Co. Holdings Ltd./Bermuda	6,700	308,669
Allstate Corp.	265,835	7,985,683
American Financial Group, Inc./Ohio	11,500	286,925
American International Group, Inc.*	10,100	302,798
American National Insurance Co.	2,200	262,768
Aon Corp.	231,755	8,885,487
Arch Capital Group Ltd.*	6,500	465,075
Arthur J. Gallagher & Co.	900	20,259
Aspen Insurance Holdings Ltd.	11,100	282,495
Assurant, Inc.	15,800	465,784
Axis Capital Holdings Ltd.	13,700	389,217
Brown & Brown, Inc.	4,100	73,677
Chubb Corp.^	82,010	4,033,252

	Number of Shares	Value (Note 1)

Cincinnati Financial Corp.	19,400	$509,056
CNA Financial Corp.*	1,900	45,600
Endurance Specialty Holdings Ltd.	4,400	163,812
Erie Indemnity Co., Class A	1,200	46,824
Everest Reinsurance Group Ltd.	8,300	711,144
Fidelity National Financial, Inc., Class A	26,900	362,074
First American Corp.	13,300	440,363
Genworth Financial, Inc., Class A*	37,600	426,760
Hanover Insurance Group, Inc.	6,300	279,909
Hartford Financial Services Group, Inc.	51,400	1,195,564
HCC Insurance Holdings, Inc.	15,000	419,550
Lincoln National Corp.	28,000	696,640
Loews Corp.	44,000	1,599,400
Markel Corp.*	1,400	476,000
Marsh & McLennan Cos., Inc.	64,900	1,432,992
MBIA, Inc.*	17,700	70,446
Mercury General Corp.	3,600	141,336
MetLife, Inc.	312,630	11,051,471
Old Republic International Corp.	32,300	324,292
OneBeacon Insurance Group Ltd., Class A	3,100	42,718
PartnerReinsurance Ltd.	9,600	716,736
Progressive Corp.*	82,100	1,476,979
Protective Life Corp.	11,400	188,670
Prudential Financial, Inc.	60,095	2,990,327
Reinsurance Group of America, Inc.	9,000	428,850
RenaissanceReinsurance Holdings Ltd.	8,400	446,460
StanCorp Financial Group, Inc.	6,600	264,132
Torchmark Corp.	11,100	487,845
Transatlantic Holdings, Inc.	3,700	192,807
Travelers Cos., Inc.	172,640	8,607,830
Unitrin, Inc.	5,600	123,480
Unum Group	107,200	2,092,544
Validus Holdings Ltd.	10,800	290,952
W.R. Berkley Corp.	12,100	298,144
Wesco Financial Corp.	200	68,600
White Mountains Insurance Group Ltd.	1,100	365,926
XL Capital Ltd., Class A^	152,600	2,797,158

		67,117,496

Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)	4,700	302,163
AMB Property Corp. (REIT)	19,600	500,780
Annaly Capital Management, Inc. (REIT)	73,100	1,268,285
Apartment Investment & Management Co. (REIT), Class A	15,700	249,944
AvalonBay Communities, Inc. (REIT)	10,800	886,788
Boston Properties, Inc. (REIT)	18,600	1,247,502
Brandywine Realty Trust (REIT)	17,200	196,080

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

BRE Properties, Inc. (REIT)	7,300	$241,484
Camden Property Trust (REIT)	9,000	381,330
Chimera Investment Corp. (REIT)	90,000	349,200
Corporate Office Properties Trust/Maryland (REIT)	7,700	282,051
Douglas Emmett, Inc. (REIT)	16,200	230,850
Duke Realty Corp. (REIT)	30,000	365,100
Equity Residential (REIT)	36,800	1,243,104
Essex Property Trust, Inc. (REIT)	3,900	326,235
Federal Realty Investment Trust (REIT)	6,900	467,268
HCP, Inc. (REIT)	24,100	736,014
Health Care REIT, Inc. (REIT)	8,000	354,560
Hospitality Properties Trust (REIT)	16,400	388,844
Host Hotels & Resorts, Inc. (REIT)*	82,609	964,047
HRPT Properties Trust (REIT)	30,000	194,100
Kimco Realty Corp. (REIT)	50,500	683,265
Liberty Property Trust (REIT)	15,000	480,150
Macerich Co. (REIT)	12,962	466,001
Mack-Cali Realty Corp. (REIT)	10,500	362,985
Nationwide Health Properties, Inc. (REIT)	3,800	133,684
Plum Creek Timber Co., Inc. (REIT)	14,100	532,416
ProLogis (REIT)	63,500	869,315
Rayonier, Inc. (REIT)	5,800	244,528
Realty Income Corp. (REIT)	14,000	362,740
Regency Centers Corp. (REIT)	12,000	420,720
Senior Housing Properties Trust (REIT)	17,000	371,790
Simon Property Group, Inc. (REIT)	18,624	1,486,195
SL Green Realty Corp. (REIT)	10,300	517,472
Taubman Centers, Inc. (REIT)	7,100	254,961
UDR, Inc. (REIT)	20,200	332,088
Ventas, Inc. (REIT)	21,000	918,540
Vornado Realty Trust (REIT)	20,658	1,444,851
Weingarten Realty Investors (REIT)	14,000	277,060

		21,334,490

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc., Class A*	14,700	173,166
Jones Lang LaSalle, Inc.	5,600	338,240

		511,406

Thrifts & Mortgage Finance (0.2%)
First Niagara Financial Group, Inc.	25,200	350,532
Hudson City Bancorp, Inc.	27,900	383,067
New York Community Bancorp, Inc.	56,800	824,168
People’s United Financial, Inc.	46,300	773,210
TFS Financial Corp.	9,800	118,972
Washington Federal, Inc.	15,000	290,100

		2,740,049

Total Financials		322,813,854

	Number of Shares	Value (Note 1)

Health Care (10.8%)
Health Care Equipment & Supplies (1.4%)
Becton, Dickinson and Co.^	32,500	$2,562,950
Boston Scientific Corp.*	130,300	1,172,700
CareFusion Corp.*	24,100	602,741
Cooper Cos., Inc.	6,100	232,532
Covidien plc^	173,100	8,289,759
Hill-Rom Holdings, Inc.	5,000	119,950
Hologic, Inc.*	31,000	449,500
Inverness Medical Innovations, Inc.*	5,900	244,909
Kinetic Concepts, Inc.*	5,300	199,545
Medtronic, Inc.^	86,390	3,799,432
St. Jude Medical, Inc.*	34,960	1,285,829
Teleflex, Inc.	3,100	167,059
Zimmer Holdings, Inc.*	28,900	1,708,279

		20,835,185

Health Care Providers & Services (1.3%)
Aetna, Inc.	137,600	4,361,920
AmerisourceBergen Corp.	5,000	130,350
Brookdale Senior Living, Inc.*	5,900	107,321
Cardinal Health, Inc.	48,400	1,560,416
CIGNA Corp.	34,300	1,209,761
Community Health Systems, Inc.*	6,200	220,720
Coventry Health Care, Inc.*	14,300	347,347
Emdeon, Inc., Class A*	900	13,725
Health Net, Inc.*	13,900	323,731
Humana, Inc.*	14,400	632,016
LifePoint Hospitals, Inc.*	7,300	237,323
Lincare Holdings, Inc.*	1,800	66,816
McKesson Corp.	18,600	1,162,500
MEDNAX, Inc.*	4,200	252,462
Omnicare, Inc.	9,200	222,456
Tenet Healthcare Corp.*	20,600	111,034
UnitedHealth Group, Inc.	159,800	4,870,704
Universal Health Services, Inc., Class B	11,400	347,700
WellPoint, Inc.*	57,200	3,334,188

		19,512,490

Health Care Technology (0.0%)
IMS Health, Inc.	18,800	395,928

Life Sciences Tools & Services (0.3%)
Charles River Laboratories International, Inc.*	3,000	101,070
Life Technologies Corp.*	2,700	141,021
PerkinElmer, Inc.	12,200	251,198
Thermo Fisher Scientific, Inc.*^	71,140	3,392,667
Waters Corp.*^	20,010	1,239,819

		5,125,775

Pharmaceuticals (7.8%)
Abbott Laboratories, Inc.	90,190	4,869,358
Bristol-Myers Squibb Co.	102,537	2,589,059
Eli Lilly and Co.	64,800	2,314,008
Endo Pharmaceuticals Holdings, Inc.*	15,700	322,007
Forest Laboratories, Inc.*	40,500	1,300,455
GlaxoSmithKline plc	61,125	1,294,820

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Johnson & Johnson	171,825	$11,067,248
King Pharmaceuticals, Inc.*	33,300	408,591
Merck & Co., Inc.	875,336	31,984,778
Mylan, Inc.*	11,600	213,788
Pfizer, Inc.	2,656,045	48,313,459
Roche Holding AG	5,820	990,076
Sanofi-Aventis S.A. (ADR)	265,400	10,422,258
Watson Pharmaceuticals, Inc.*	14,200	562,462

		116,652,367

Total Health Care		162,521,745

Industrials (11.2%)
Aerospace & Defense (3.4%)
BE Aerospace, Inc.*	6,500	152,750
Boeing Co.	89,600	4,850,048
General Dynamics Corp.	42,100	2,869,957
Honeywell International, Inc.	270,775	10,614,380
ITT Corp.	22,000	1,094,280
L-3 Communications Holdings, Inc.	15,700	1,365,115
Lockheed Martin Corp.	150,180	11,316,063
Northrop Grumman Corp.	206,080	11,509,568
Raytheon Co.	12,200	628,544
Spirit AeroSystems Holdings, Inc., Class A*	9,500	188,670
United Technologies Corp.	87,740	6,090,033

		50,679,408

Air Freight & Logistics (0.2%)
FedEx Corp.	41,900	3,496,555
UTi Worldwide, Inc.	1,000	14,320

		3,510,875

Airlines (0.0%)
Southwest Airlines Co.	68,400	781,812

Building Products (0.1%)
Armstrong World Industries, Inc.*	1,400	54,502
Masco Corp.^	72,900	1,006,749
Owens Corning, Inc.*	6,400	164,096
USG Corp.*	5,500	77,275

		1,302,622

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	12,300	448,827
Cintas Corp.	14,400	375,120
Corrections Corp. of America*	13,700	336,335
Covanta Holding Corp.*	17,300	312,957
Pitney Bowes, Inc.	27,700	630,452
R.R. Donnelley & Sons Co.	20,400	454,308
Republic Services, Inc.	29,500	835,145
Waste Connections, Inc.*	2,800	93,352
Waste Management, Inc.	6,800	229,908

		3,716,404

Construction & Engineering (0.1%)
KBR, Inc.	21,500	408,500
Quanta Services, Inc.*	28,100	585,604
Shaw Group, Inc.*	2,100	60,375
URS Corp.*	9,800	436,296

		1,490,775

	Number of Shares	Value (Note 1)

Electrical Equipment (0.2%)
A123 Systems, Inc.*	1,200	$26,928
Cooper Industries plc	23,800	1,014,832
General Cable Corp.*	7,000	205,940
Hubbell, Inc., Class B	6,700	316,910
Rockwell Automation, Inc.	17,200	808,056
Roper Industries, Inc.	1,700	89,029
Thomas & Betts Corp.*	4,800	171,792

		2,633,487

Industrial Conglomerates (2.4%)
3M Co.^	34,420	2,845,501
Carlisle Cos., Inc.	6,000	205,560
General Electric Co.	1,889,800	28,592,674
Textron, Inc.^	213,850	4,022,519

		35,666,254

Machinery (2.8%)
AGCO Corp.*	12,400	401,016
Bucyrus International, Inc.	7,800	439,686
Caterpillar, Inc.^	241,150	13,743,139
Crane Co.	3,200	97,984
Cummins, Inc.	130,250	5,973,265
Danaher Corp.	30,795	2,315,784
Deere & Co.	42,700	2,309,643
Dover Corp.	46,500	1,934,865
Eaton Corp.	50,920	3,239,530
Gardner Denver, Inc.	7,000	297,850
Graco, Inc.	4,400	125,708
Harsco Corp.	2,900	93,467
IDEX Corp.	4,400	137,060
Illinois Tool Works, Inc.	60,300	2,893,797
Ingersoll-Rand plc^	70,100	2,505,374
Joy Global, Inc.	1,700	87,703
Kennametal, Inc.	10,900	282,528
Lincoln Electric Holdings, Inc.	5,700	304,722
Manitowoc Co., Inc.	17,500	174,475
Oshkosh Corp.	12,000	444,360
PACCAR, Inc.	3,600	130,572
Parker Hannifin Corp.	21,600	1,163,808
Pentair, Inc.	9,500	306,850
Snap-On, Inc.	5,600	236,656
SPX Corp.	18,300	1,001,010
Stanley Works	10,600	546,006
Terex Corp.*	14,100	279,321
Timken Co.	13,000	308,230
Trinity Industries, Inc.	10,500	183,120

		41,957,529

Marine (0.0%)
Alexander & Baldwin, Inc.	5,500	188,265
Kirby Corp.*	5,700	198,531

		386,796

Professional Services (0.1%)
Dun & Bradstreet Corp.^	11,420	963,505
Equifax, Inc.	3,700	114,293
Manpower, Inc.	10,500	573,090
Monster Worldwide, Inc.*	7,000	121,800
Verisk Analytics, Inc., Class A*	3,300	99,924

		1,872,612

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Road & Rail (1.6%)
Burlington Northern Santa Fe Corp.	35,300	$3,481,286
Canadian National Railway Co.	13,880	754,517
Con-way, Inc.	4,400	153,604
CSX Corp.	275,475	13,357,783
Hertz Global Holdings, Inc.*^	97,500	1,162,200
Kansas City Southern*	6,700	223,043
Norfolk Southern Corp.	42,900	2,248,818
Ryder System, Inc.	7,500	308,775
Union Pacific Corp.	31,800	2,032,020

		23,722,046

Trading Companies & Distributors (0.1%)
GATX Corp.	3,600	103,500
W.W. Grainger, Inc.^	8,070	781,418
WESCO International, Inc.*	2,700	72,927

		957,845

Total Industrials		168,678,465

Information Technology (7.9%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	36,400	277,732
Ciena Corp.*	10,800	117,072
CommScope, Inc.*	12,500	331,625
EchoStar Corp., Class A*	5,000	100,700
Harris Corp.	3,900	185,445
JDS Uniphase Corp.*	13,500	111,375
Motorola, Inc.*	622,867	4,833,448
Nokia Oyj (ADR)	144,800	1,860,680
Tellabs, Inc.*	53,100	301,608

		8,119,685

Computers & Peripherals (2.0%)
Dell, Inc.*	176,000	2,527,360
Diebold, Inc.	1,100	31,295
EMC Corp.*	242,300	4,232,981
Hewlett-Packard Co.	265,170	13,658,907
International Business Machines Corp.	34,300	4,489,870
Lexmark International, Inc., Class A*	10,500	272,790
SanDisk Corp.*	15,800	458,042
Seagate Technology	6,500	118,235
Sun Microsystems, Inc.*	100,500	941,685
Teradata Corp.*	4,300	135,149
Western Digital Corp.*	65,650	2,898,447

		29,764,761

Electronic Equipment, Instruments & Components (1.1%)
Arrow Electronics, Inc.*	9,400	278,334
AU Optronics Corp. (ADR)^	96,923	1,162,107
Avnet, Inc.*	13,500	407,160
AVX Corp.	5,100	64,617
Corning, Inc.	447,950	8,649,914
Ingram Micro, Inc., Class A*	21,700	378,665
Itron, Inc.*	400	27,028
Jabil Circuit, Inc.	12,600	218,862
Molex, Inc.	16,100	346,955
Tech Data Corp.*	6,700	312,622

	Number of Shares	Value (Note 1)

Tyco Electronics Ltd.^	155,500	$3,817,525
Vishay Intertechnology, Inc.*	29,750	248,413

		15,912,202

Internet Software & Services (0.2%)
AOL, Inc.*	27,793	647,021
eBay, Inc.*	115,200	2,711,808
IAC/InterActiveCorp*	7,200	147,456
Yahoo!, Inc.*	10,300	172,834

		3,679,119

IT Services (0.9%)
Accenture plc, Class A	235,860	9,788,190
Affiliated Computer Services, Inc., Class A*	4,800	286,512
Amdocs Ltd.*	22,300	636,219
Broadridge Financial Solutions, Inc.	7,100	160,176
Computer Sciences Corp.*	20,400	1,173,612
Convergys Corp.*	11,400	122,550
DST Systems, Inc.*	600	26,130
Fidelity National Information Services, Inc.	16,900	396,136
SAIC, Inc.*	13,800	261,372
Total System Services, Inc.	6,000	103,620
Western Union Co.^	53,145	1,001,783

		13,956,300

Office Electronics (0.1%)
Xerox Corp.	116,100	982,206
Zebra Technologies Corp., Class A*	700	19,852

		1,002,058

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	35,400	342,672
Applied Materials, Inc.	178,500	2,488,290
Atmel Corp.*	60,500	278,905
Cypress Semiconductor Corp.*	1,800	19,008
Fairchild Semiconductor International, Inc.*	16,600	165,834
Integrated Device Technology, Inc.*	17,400	112,578
Intel Corp.	988,310	20,161,524
International Rectifier Corp.*	5,300	117,236
Intersil Corp., Class A	8,200	125,788
KLA-Tencor Corp.	22,800	824,448
LSI Corp.*	87,100	523,471
Marvell Technology Group Ltd.*	6,900	143,175
Maxim Integrated Products, Inc.	6,500	131,950
Microchip Technology, Inc.	2,100	61,026
Micron Technology, Inc.*	93,700	989,472
Novellus Systems, Inc.*	5,100	119,034
PMC-Sierra, Inc.*	29,900	258,934
Texas Instruments, Inc.	424,075	11,051,395

		37,914,740

Software (0.6%)
Activision Blizzard, Inc.*	31,300	347,743
Autodesk, Inc.*	9,900	251,559
CA, Inc.	12,000	269,520

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Compuware Corp.*	32,500	$234,975
Microsoft Corp.	24,600	750,054
Novell, Inc.*	25,200	104,580
Nuance Communications, Inc.*	2,800	43,512
Oracle Corp.	157,005	3,852,903
Rovi Corp.*	4,200	133,854
Symantec Corp.*^	146,600	2,622,674
Synopsys, Inc.*	7,200	160,416

		8,771,790

Total Information Technology		119,120,655

Materials (3.4%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	45,440	3,683,366
Airgas, Inc.	10,900	518,840
Albemarle Corp.	11,600	421,892
Ashland, Inc.	9,700	384,314
Cabot Corp.	8,800	230,824
CF Industries Holdings, Inc.	2,100	190,638
Cytec Industries, Inc.	6,300	229,446
Dow Chemical Co.	149,500	4,130,685
E.I. du Pont de Nemours & Co.	194,000	6,531,980
Eastman Chemical Co.	9,800	590,352
FMC Corp.	1,500	83,640
Huntsman Corp.	21,700	244,993
International Flavors & Fragrances, Inc.	600	24,684
Intrepid Potash, Inc.*	400	11,668
Lubrizol Corp.	1,200	87,540
PPG Industries, Inc.	81,570	4,775,108
RPM International, Inc.	8,100	164,673
Terra Industries, Inc.	4,200	135,198
Valhi, Inc.	500	6,985
Valspar Corp.	13,400	363,676

		22,810,502

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	3,700	330,817
Vulcan Materials Co.	16,800	884,856

		1,215,673

Containers & Packaging (0.2%)
AptarGroup, Inc.	9,100	325,234
Ball Corp.	4,400	227,480
Bemis Co., Inc.	14,500	429,925
Greif, Inc., Class A	4,500	242,910
Owens-Illinois, Inc.*	4,200	138,054
Packaging Corp. of America	12,400	285,324
Pactiv Corp.*	3,200	77,248
Sealed Air Corp.	21,300	465,618
Sonoco Products Co.	13,400	391,950
Temple-Inland, Inc.	14,300	301,873

		2,885,616

Metals & Mining (1.4%)
AK Steel Holding Corp.^	78,900	1,684,515
Alcoa, Inc.	70,200	1,131,624
Allegheny Technologies, Inc.	13,200	590,964
Carpenter Technology Corp.	5,900	159,005
Cliffs Natural Resources, Inc.	15,900	732,831
Commercial Metals Co.	15,100	236,315

	Number of Shares	Value (Note 1)

Compass Minerals International, Inc.	2,000	$134,380
Freeport-McMoRan Copper & Gold, Inc.*	21,800	1,750,322
Newmont Mining Corp.	196,925	9,316,522
Nucor Corp.	42,200	1,968,630
Reliance Steel & Aluminum Co.	8,500	367,370
Royal Gold, Inc.	3,500	164,850
Schnitzer Steel Industries, Inc., Class A	600	28,620
Southern Copper Corp.	6,200	204,042
Steel Dynamics, Inc.	98,500	1,745,420
Titanium Metals Corp.*	11,400	142,728
United States Steel Corp.	19,300	1,063,816

		21,421,954

Paper & Forest Products (0.2%)
International Paper Co.	58,000	1,553,240
MeadWestvaco Corp.	23,000	658,490
Weyerhaeuser Co.	28,400	1,225,176

		3,436,906

Total Materials		51,770,651

Telecommunication Services (5.5%)
Diversified Telecommunication Services (4.0%)
AT&T, Inc.	1,495,785	41,926,854
CenturyTel, Inc.	39,859	1,443,294
Clearwire Corp., Class A*	8,600	58,136
Frontier Communications Corp.	23,700	185,097
Level 3 Communications, Inc.*	218,600	334,458
Qwest Communications International, Inc.	197,800	832,738
Verizon Communications, Inc.	453,700	15,031,081
Windstream Corp.	32,700	359,373

		60,171,031

Wireless Telecommunication Services (1.5%)
Crown Castle International Corp.*	25,000	976,000
Leap Wireless International, Inc.*	1,800	31,590
NII Holdings, Inc.*	21,100	708,538
Sprint Nextel Corp.*	1,170,500	4,284,030
Telephone & Data Systems, Inc.	12,200	413,824
U.S. Cellular Corp.*	2,100	89,061
Vodafone Group plc	1,674,083	3,876,673
Vodafone Group plc (ADR)^	505,500	11,671,995

		22,051,711

Total Telecommunication Services		82,222,742

Utilities (4.9%)
Electric Utilities (2.3%)
Allegheny Energy, Inc.	8,800	206,624
American Electric Power Co., Inc.	130,050	4,524,439
DPL, Inc.	13,600	375,360
Duke Energy Corp.	172,900	2,975,609
Edison International	43,800	1,523,364
Entergy Corp.	46,850	3,834,204

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Exelon Corp.	80,800	$3,948,696
FirstEnergy Corp.	41,000	1,904,450
FPL Group, Inc.	77,390	4,087,740
Great Plains Energy, Inc.	18,100	350,959
Hawaiian Electric Industries, Inc.	12,200	254,980
Northeast Utilities	23,500	606,065
NV Energy, Inc.	18,000	222,840
Pepco Holdings, Inc.	29,500	497,075
Pinnacle West Capital Corp.	55,900	2,044,822
PPL Corp.	61,190	1,977,049
Progress Energy, Inc.	37,500	1,537,875
Southern Co.	105,100	3,501,932
Westar Energy, Inc.	14,600	317,112

		34,691,195

Gas Utilities (0.3%)
AGL Resources, Inc.	10,400	379,288
Atmos Energy Corp.	12,300	361,620
Energen Corp.	9,600	449,280
National Fuel Gas Co.	9,500	475,000
ONEOK, Inc.	14,100	628,437
Questar Corp.	23,400	972,738
UGI Corp.	14,500	350,755

		3,617,118

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	17,300	230,263
Calpine Corp.*	20,600	226,600
Constellation Energy Group, Inc.	3,800	133,646
Dynegy, Inc., Class A*	66,900	121,089
Mirant Corp.*	19,300	294,711
NRG Energy, Inc.*	35,600	840,516
RRI Energy, Inc.*^	171,600	981,552

		2,828,377

Multi-Utilities (2.1%)
Alliant Energy Corp.	14,800	447,848
Ameren Corp.	43,900	1,227,005
CenterPoint Energy, Inc.	8,300	120,433
CMS Energy Corp.^	68,250	1,068,795
Consolidated Edison, Inc.	36,900	1,676,367
Dominion Resources, Inc.^	180,589	7,028,524
DTE Energy Co.	22,000	958,980
Integrys Energy Group, Inc.	8,000	335,920
MDU Resources Group, Inc.	24,700	582,920
NiSource, Inc.	141,400	2,174,732
NSTAR	14,300	526,240
OGE Energy Corp.	12,900	475,881
PG&E Corp.	106,925	4,774,202
Public Service Enterprise Group, Inc.	142,645	4,742,946
SCANA Corp.	16,400	617,952
Sempra Energy	32,800	1,836,144
TECO Energy, Inc.	28,600	463,892
Vectren Corp.	10,800	266,544
Wisconsin Energy Corp.	15,700	782,331
Xcel Energy, Inc.	61,200	1,298,664

		31,406,320

	Number of Shares	Value (Note 1)

Water Utilities (0.0%)
American Water Works Co., Inc.	8,000	$179,280
Aqua America, Inc.	18,200	318,682

		497,962

Total Utilities		73,040,972

Total Common Stocks (99.1%) (Cost $1,334,862,060)		1,489,387,581

CONVERTIBLE PREFERRED STOCK:
Financials (0.2%)
Diversified Financial Services (0.2%)
Bank of America Corp. 10.000%(l)*	175,560	2,619,355

Total Convertible Preferred Stocks (0.2%) (Cost $2,644,686)		2,619,355

	Number of Rights	Value (Note 1)
RIGHTS:
Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10* (Cost $—)	6,500	2,600

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.1%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	$10,899,451	10,899,451
Lehman Brothers Holdings 0.00%, 8/21/09(h)(s)	2,039,987	397,797
Monumental Global Funding II 0.43%, 5/26/10(l)	3,830,000	3,753,783
Pricoa Global Funding I 0.40%, 6/25/10(l)	2,439,880	2,404,517

Total Short-Term Investments of Cash Collateral for Securities Loaned		17,455,548

Time Deposit (1.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	14,751,043	14,751,043

Total Short-Term Investments (2.1%) (Cost/Amortized Cost $33,960,361)		32,206,591

Total Investments (101.4%) (Cost/Amortized Cost $1,371,467,107)		1,524,216,127
Other Assets Less Liabilities (-1.4%)		(21,021,064)

Net Assets (100%)		$1,503,195,063

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $1,363,800.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $11,117,533.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	47	March-10	$2,629,742	$2,610,145	$(19,597)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$159,062,872	$—	$—	$159,062,872
Consumer Staples	101,912,163	8,663,122	—	110,575,285
Energy	239,580,340	—	—	239,580,340
Financials	322,813,854	—	—	322,813,854
Health Care	160,236,849	2,284,896	—	162,521,745
Industrials	168,678,465	—	—	168,678,465
Information Technology	119,120,655	—	—	119,120,655
Materials	51,770,651	—	—	51,770,651
Telecommunication Services	78,346,069	3,876,673	—	82,222,742
Utilities	73,040,972	—	—	73,040,972
Convertible Preferred Stocks
Financials	2,619,355	—	—	2,619,355
Rights
Telecommunication Services	2,600	—	—	2,600
Short-Term Investments	—	32,206,591	—	32,206,591

Total Assets	$1,477,184,845	$47,031,282	$—	$1,524,216,127

Liabilities:
Futures	$(19,597)	$—	$—	$(19,597)

Total Liabilities	$(19,597)	$—	$—	$(19,597)

Total	$1,477,165,248	$47,031,282	$—	$1,524,196,530

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets – Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets – Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets – Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets – Unrealized depreciation	(19,597	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(19,597)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,457,762	—	—	1,457,762
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,457,762	$—	$—	$1,457,762

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(19,597)	—	—	(19,597)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(19,597)	$—	$—	$(19,597)

The Portfolio held futures contracts with an average notional balance of approximately $5,209,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,067,272,752
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,350,998,790

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$174,525,765
Aggregate gross unrealized depreciation	(59,875,312)

Net unrealized appreciation	$114,650,453

Federal income tax cost of investments	$1,409,565,674

At December 31, 2009, the Portfolio had loaned securities with a total value of $18,551,679. This was secured by collateral of $19,209,318 which was received as cash and subsequently invested in short-term investments currently valued at $17,455,548, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $8,542 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $5,274 as broker commissions with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $781,512,491 of which $165,673,773 expires in the year 2016, and $615,838,718 expires in the year 2017.

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,371,467,107)
(Securities on loan at market value $18,551,679)	$1,524,216,127
Receivable for securities sold	4,737,790
Dividends, interest and other receivables	2,485,823
Receivable from Separate Accounts for Trust shares sold	210,142
Other assets	1,838

Total assets	1,531,651,720

LIABILITIES
Overdraft payable	2,930
Payable for return of cash collateral on securities loaned	19,209,318
Payable for securities purchased	7,414,684
Investment management fees payable	924,376
Payable to Separate Accounts for Trust shares redeemed	385,439
Administrative fees payable	205,057
Distribution fees payable - Class B	103,012
Variation margin payable on futures contracts	23,289
Trustees’ fees payable	22,578
Accrued expenses	165,974

Total liabilities	28,456,657

NET ASSETS	$1,503,195,063

Net assets were comprised of:
Paid in capital	$2,171,598,315
Accumulated undistributed net investment income (loss)	260,657
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(821,393,980)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	152,730,071

Net assets	$1,503,195,063

Class A
Net asset value, offering and redemption price per share, $1,018,251,337 / 116,808,253 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.72

Class B
Net asset value, offering and redemption price per share, $484,943,726 / 55,616,062 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $24,566 foreign withholding tax)	$39,919,566
Interest	3,758
Securities lending (net)	87,784

Total income	40,011,108

EXPENSES
Investment management fees	10,238,231
Administrative fees	2,282,405
Distribution fees - Class B	1,089,492
Printing and mailing expenses	232,645
Custodian fees	180,500
Professional fees	79,680
Trustees’ fees	21,002
Miscellaneous	30,720

Gross expenses	14,154,675
Less: Fees paid indirectly	(1,540,718)

Net expenses	12,613,957

NET INVESTMENT INCOME (LOSS)	27,397,151

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(530,872,160)
Foreign currency transactions	7,167
Futures	1,457,762

Net realized gain (loss)	(529,407,231)

Change in unrealized appreciation (depreciation) on:
Securities	732,295,456
Foreign currency translations	(6,403)
Futures	(19,597)

Net change in unrealized appreciation (depreciation)	732,269,456

NET REALIZED AND UNREALIZED GAIN (LOSS)	202,862,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$230,259,376

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,397,151	$33,686,560
Net realized gain (loss) on investments, futures and foreign currency transactions	(529,407,231)	(286,917,393)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	732,269,456	(639,402,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	230,259,376	(892,633,667)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(19,167,537)	(25,468,370)
Class B	(7,955,602)	(8,457,415)

	(27,123,139)	(33,925,785)

Distributions from net realized capital gains
Class A	—	(3,399,561)
Class B	—	(1,455,238)

	—	(4,854,799)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,123,139)	(38,780,584)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 16,822,927 and 62,027,988 shares, respectively ]	116,248,547	632,740,276
Capital shares issued in reinvestment of dividends and distributions [ 2,218,818 and 3,898,398 shares, respectively ]	19,167,537	28,867,931
Capital shares repurchased [ (65,946,548) and (5,703,677) shares, respectively ]	(417,607,071)	(52,081,556)

Total Class A transactions	(282,190,987)	609,526,651

Class B
Capital shares sold [ 6,967,188 and 13,961,284 shares, respectively ]	49,964,835	139,480,412
Capital shares issued in reinvestment of dividends and distributions [ 920,621 and 1,326,728 shares, respectively ]	7,955,602	9,912,653
Capital shares repurchased [ (13,240,809) and (15,235,176) shares, respectively ]	(96,220,039)	(145,462,697)

Total Class B transactions	(38,299,602)	3,930,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(320,490,589)	613,457,019

TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,354,352)	(317,957,232)
NET ASSETS:
Beginning of year	1,620,549,415	1,938,506,647

End of year (a)	$1,503,195,063	$1,620,549,415

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$260,657	$(20,523)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$7.21		$11.79	$12.83	$11.19	$10.99

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)	0.18 (e)	0.19 (e)	0.14 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.53		(4.58)	0.29	2.05	0.68

Total from investment operations	1.68		(4.40)	0.48	2.19	0.81

Less distributions:
Dividends from net investment income	(0.17)		(0.16)	(0.18)	(0.12)	(0.09)
Distributions from net realized gains	—		(0.02)	(1.34)	(0.43)	(0.52)

Total dividends and distributions	(0.17)		(0.18)	(1.52)	(0.55)	(0.61)

Net asset value, end of year	$8.72		$7.21	$11.79	$12.83	$11.19

Total return	23.29%		(37.33)%	3.88%	19.62%	7.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,018,251		$1,180,738	$1,220,184	$914,471	$309,385
Ratio of expenses to average net assets:
After waivers and reimbursements	0.93%		1.05%	1.07%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	0.82	%(c)	1.03%	1.01%	1.06%	1.04%
Before waivers, reimbursements and fees paid indirectly	0.93%		1.05%	1.07%	1.10%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.92%		1.79%	1.38%	1.12%	1.03%
After waivers, reimbursements and fees paid indirectly	2.04%		1.82%	1.44%	1.16%	1.09%
Before waivers, reimbursements and fees paid indirectly	1.92%		1.79%	1.38%	1.12%	1.01%
Portfolio turnover rate	77%		60%	77%	63%	76%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class B	2009		2008	2007		2006		2005
Net asset value, beginning of year	$7.21		$11.79	$12.83		$11.19		$10.99

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)	0.15 (e)	0.16	(e)	0.11	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.53		(4.57)	0.29		2.05		0.69

Total from investment operations	1.66		(4.42)	0.45		2.16		0.78

Less distributions:
Dividends from net investment income	(0.15)		(0.14)	(0.15)		(0.09)		(0.06)
Distributions from net realized gains	—		(0.02)	(1.34)		(0.43)		(0.52)

Total dividends and distributions	(0.15)		(0.16)	(1.49)		(0.52)		(0.58)

Net asset value, end of year	$8.72		$7.21	$11.79		$12.83		$11.19

Total return	22.97%		(37.49)%	3.61%		19.32%		7.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$484,944		$439,812	$718,323		$702,312		$526,727
Ratio of expenses to average net assets:
After waivers and reimbursements	1.18%		1.30%	1.32%		1.35%		1.35%
After waivers, reimbursements and fees paid indirectly	1.07	%(c)	1.28%	1.26	%(c)	1.31	%(c)	1.29%
Before waivers, reimbursements and fees paid indirectly	1.18%		1.30%	1.32%		1.35%		1.37%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.63%		1.51%	1.12%		0.85%		0.78%
After waivers, reimbursements and fees paid indirectly	1.73%		1.53%	1.18%		0.89%		0.84%
Before waivers, reimbursements and fees paid indirectly	1.63%		1.51%	1.12%		0.85%		0.76%
Portfolio turnover rate	77%		60%	77%		63%		76%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—		$—		$— #
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	Franklin Advisers, Inc.

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	42.27%	1.50%	0.84%
Portfolio – Class B Shares	41.88	1.23	0.57
Russell 2500™ Growth Index	41.66	2.00	3.45
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 42.27% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2500™ Growth Index, returned 41.66% over the same period.

Asset Class Overview

Last year was a period of transition in the U.S. stock market, and the small cap growth space was no exception. After starting out with the same negative tone that had marked 2008, one of the worst years ever for U.S. stocks, the market abruptly reversed course in March as investors began seeing so-called “green shoots” of economic recovery. As the year progressed, fears of financial collapse began to give way to expectations for economic recovery. By year end, the Russell 2500™ Growth Index finished up 41.7%, strongly ahead of the S&P 500’s 26.5% advance.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2500™ Growth Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Information Technology sector, specifically the semiconductor subsector, positively impacted performance.

•	The Industrials and Telecommunications Services sectors contributed to performance on a positive basis.

•	Stock selection in the Telecommunications Services sector aided the Portfolio’s relative returns.

•

SeaGate Technology, the largest disk drive manufacturer, was the Portfolio’s individual leading contributor to relative performance. It was severely impacted early in the year by inventory reductions at the end of 2008 and negative pricing. Both factors have reversed quicker than investors expected with a more rational competitive environment and stronger than expected overall demand.

•

Intuitive Surgical Inc. (Health Care sector), Vistaprint (Information Technology sector), and SBA Communications Corp (Telecommunications Services sector) were among the leading contributors to performance.

•

Atheros Communications, a semiconductor company that provides technologies for wireless and wired end-users, was also a leading contributor to positive relative returns. Shares benefited from strong product cycles for mobile handsets, gaming, and notebooks.

What hurt performance during the year:

•	The Materials, Consumer Discretionary and Health Care sectors contributed to relative performance on a negative basis.

•	Stock selection in the Materials, Consumer Discretionary and Health Care sectors was negative for the Portfolio.

•

Leading detractors from relative performance included FLIR Systems Inc. (Information Technology sector); Sequenom Inc. and Psychiatric Solutions (both in the Health Care sector); Huron Consulting Group (Industrials sector); and Advance Auto Parts Inc. (Consumer Discretionary sector).

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	27.0%
Consumer Discretionary	19.0
Health Care	17.5
Industrials	14.4
Financials	6.6
Energy	4.6
Materials	4.1
Consumer Staples	3.5
Telecommunication Services	1.5
Utilities	0.5
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,249.10	$6.12
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50
Class B
Actual	1,000.00	1,246.50	7.53
Hypothetical (5% average return before expenses)	1,000.00	1,018.50	6.77

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.08% and 1.33% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.0%)
Auto Components (0.9%)
Amerigon, Inc.*^	5,400	$42,876
ArvinMeritor, Inc.*	1,800	20,124
BorgWarner, Inc.	24,400	810,568
China Automotive Systems, Inc.*	1,100	20,581
Cooper Tire & Rubber Co.	13,400	268,670
Dorman Products, Inc.*^	500	7,830
Drew Industries, Inc.*^	24,400	503,860
Federal Mogul Corp.*	1,600	27,680
Fuel Systems Solutions, Inc.*	3,200	131,968
Gentex Corp.^	31,100	555,135
Goodyear Tire & Rubber Co.*	54,600	769,860
Hawk Corp., Class A*	300	5,283
Raser Technologies, Inc.*^	11,300	14,012
Standard Motor Products, Inc.*	2,100	17,892
Tenneco, Inc.*	33,300	590,409
TRW Automotive Holdings Corp.*^	3,100	74,028
WABCO Holdings, Inc.	12,800	330,112
Wonder Auto Technology, Inc.*	3,600	42,336

		4,233,224

Automobiles (0.0%)
Thor Industries, Inc.	4,300	135,020
Winnebago Industries, Inc.*	900	10,980

		146,000

Distributors (0.3%)
Core-Mark Holding Co., Inc.*^	700	23,072
LKQ Corp.*	75,200	1,473,168

		1,496,240

Diversified Consumer Services (1.9%)
American Public Education, Inc.*	4,100	140,876
Bridgepoint Education, Inc.*^	2,900	43,558
Brink’s Home Security Holdings, Inc.*	33,650	1,098,336
Capella Education Co.*^	16,100	1,212,330
Career Education Corp.*	14,400	335,664
ChinaCast Education Corp.*	6,100	46,116
Coinstar, Inc.*^	19,500	541,710
Corinthian Colleges, Inc.*^	63,671	876,750
CPI Corp.	1,300	15,964
DeVry, Inc.	14,100	799,893
Education Management Corp.*^	3,300	72,633
Grand Canyon Education, Inc.*	3,400	64,634
Hillenbrand, Inc.	5,500	103,620
ITT Educational Services, Inc.*^	8,700	834,852
K12, Inc.*	27,000	547,290
Learning Tree International, Inc.*	2,000	23,880
Lincoln Educational Services Corp.*	2,000	43,340
Mac-Gray Corp.*	500	5,150
Matthews International Corp., Class A	7,000	248,010
Nobel Learning Communities, Inc.*	900	6,831
Pre-Paid Legal Services, Inc.*	1,700	69,836
Princeton Review, Inc.*	3,700	15,022
Sotheby’s, Inc.	13,900	312,472

	Number of Shares	Value (Note 1)

Steiner Leisure Ltd.*	1,600	$63,616
Strayer Education, Inc.^	7,400	1,572,426
Universal Technical Institute, Inc.*	4,600	92,920
Weight Watchers International, Inc.	800	23,328

		9,211,057

Hotels, Restaurants & Leisure (3.2%)
AFC Enterprises, Inc.*	600	4,896
Ambassadors Group, Inc.	4,400	58,476
Ameristar Casinos, Inc.^	5,800	88,334
Bally Technologies, Inc.*	38,500	1,589,665
Benihana, Inc., Class A*	1,600	6,064
BJ’s Restaurants, Inc.*^	4,500	84,690
Brinker International, Inc.	23,400	349,128
Buffalo Wild Wings, Inc.*^	19,600	789,292
Burger King Holdings, Inc.	24,000	451,680
California Pizza Kitchen, Inc.*	4,500	60,525
Caribou Coffee Co., Inc.*	1,700	13,124
Carrols Restaurant Group, Inc.*	2,800	19,796
CEC Entertainment, Inc.*	5,200	165,984
Cheesecake Factory, Inc.*^	69,400	1,498,346
Chipotle Mexican Grill, Inc.*	12,900	1,137,264
Choice Hotels International, Inc.	1,800	56,988
CKE Restaurants, Inc.	11,300	95,598
Cracker Barrel Old Country Store, Inc.^	3,900	148,161
Ctrip.com International Ltd. (ADR)*	16,600	1,192,876
Denny’s Corp.*^	21,600	47,304
DineEquity, Inc.*	4,000	97,160
Domino’s Pizza, Inc.*	900	7,542
Dover Downs Gaming & Entertainment, Inc.	3,300	12,474
Einstein Noah Restaurant Group, Inc.*	600	5,898
Frisch’s Restaurants, Inc.	100	2,385
Great Wolf Resorts, Inc.*	800	1,896
Interval Leisure Group, Inc.*	8,200	102,254
Isle of Capri Casinos, Inc.*^	3,900	29,172
Jack in the Box, Inc.*	13,100	257,677
Krispy Kreme Doughnuts, Inc.*	13,800	40,710
Lakes Entertainment, Inc.*^	1,600	4,016
Life Time Fitness, Inc.*	900	22,437
Marcus Corp.	400	5,128
McCormick & Schmick’s Seafood Restaurants, Inc.*	400	2,784
MGM MIRAGE*	144,872	1,321,233
Monarch Casino & Resort, Inc.*	1,300	10,530
Morgans Hotel Group Co.*	2,600	11,778
Multimedia Games, Inc.*	1,800	10,818
Orient-Express Hotels Ltd., Class A*^	65,440	663,561
P.F. Chang’s China Bistro, Inc.*^	5,400	204,714
Panera Bread Co., Class A*	19,400	1,299,218
Papa John’s International, Inc.*	3,900	91,104
Peet’s Coffee & Tea, Inc.*	2,500	83,325
Pinnacle Entertainment, Inc.*	7,500	67,350
Red Robin Gourmet Burgers, Inc.*^	900	16,110
Ruth’s Hospitality Group, Inc.*	3,100	6,479

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Scientific Games Corp., Class A*	14,600	$212,430
Shuffle Master, Inc.*	128,700	1,060,488
Sonic Corp.*	13,000	130,910
Texas Roadhouse, Inc.*^	11,400	128,022
Town Sports International Holdings, Inc.*^	3,700	8,621
Universal Travel Group*	2,200	22,308
Wendy’s/Arby’s Group, Inc., Class A^	34,300	160,867
WMS Industries, Inc.*	26,400	1,056,000
Wyndham Worldwide Corp.	17,800	359,026
Youbet.com, Inc.*	7,500	21,525

		15,396,141

Household Durables (2.0%)
Blyth, Inc.	100	3,372
D.R. Horton, Inc.	106,900	1,162,003
Harman International Industries, Inc.	8,700	306,936
Hovnanian Enterprises, Inc., Class A*^	7,200	27,648
iRobot Corp.*^	4,200	73,920
Jarden Corp.	61,600	1,904,056
KB Home^	1,400	19,152
Leggett & Platt, Inc.	22,000	448,800
M.D.C. Holdings, Inc.	3,300	102,432
M/I Homes, Inc.*	500	5,195
MRV Engenharia e Participacoes S.A.	155,400	1,240,504
National Presto Industries, Inc.	1,100	120,153
NIVS IntelliMedia Technology Group, Inc.*	2,000	5,160
NVR, Inc.*	200	142,142
Pulte Homes, Inc.*^	52,600	526,000
Sealy Corp.*	1,800	5,688
Tempur-Pedic International, Inc.*	116,900	2,762,347
Tupperware Brands Corp.	14,100	656,637
Universal Electronics, Inc.*	2,300	53,406

		9,565,551

Internet & Catalog Retail (0.8%)
Blue Nile, Inc.*	16,300	1,032,279
Drugstore.Com, Inc.*	20,400	63,036
Gaiam, Inc., Class A*	84,668	651,097
HSN, Inc.*^	9,200	185,748
Netflix, Inc.*^	20,140	1,110,519
NutriSystem, Inc.^	7,100	221,307
Orbitz Worldwide, Inc.*	3,600	26,424
Overstock.com, Inc.*^	3,600	48,816
PetMed Express, Inc.^	5,300	93,439
Shutterfly, Inc.*^	700	12,467
Stamps.com, Inc.*	2,000	18,000
Ticketmaster Entertainment, Inc.*	8,700	106,314
U.S. Auto Parts Network, Inc.*^	300	1,560
Vitacost.com, Inc.*	1,100	11,462

		3,582,468

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	16,800	538,608
Leapfrog Enterprises, Inc.*	1,700	6,647
Polaris Industries, Inc.^	6,900	301,047
Pool Corp.	60,270	1,149,951

	Number of Shares	Value (Note 1)

Smith & Wesson Holding Corp.*^	13,300	$54,397
Sport Supply Group, Inc.	600	7,554
Sturm Ruger & Co., Inc.^	4,400	42,680

		2,100,884

Media (1.6%)
Arbitron, Inc.^	6,100	142,862
Carmike Cinemas, Inc.*	2,200	16,632
Cinemark Holdings, Inc.	6,300	90,531
CKX, Inc.*	12,700	66,929
Crown Media Holdings, Inc., Class A*^	1,300	1,885
CTC Media, Inc.*	7,900	117,710
Dolan Media Co.*^	7,000	71,470
DreamWorks Animation SKG, Inc., Class A*	26,800	1,070,660
Focus Media Holding Ltd. (ADR)*	90,800	1,439,180
Global Sources Ltd.*	470	2,938
Interactive Data Corp.	3,900	98,670
John Wiley & Sons, Inc., Class A	9,300	389,484
Knology, Inc.*	2,600	28,470
Lamar Advertising Co., Class A*	20,800	646,672
Lions Gate Entertainment Corp.*	143,500	833,735
LodgeNet Interactive Corp.*	3,400	18,802
Martha Stewart Living Omnimedia, Inc., Class A*^	5,000	24,700
Marvel Entertainment, Inc.*	11,000	594,880
Mediacom Communications Corp., Class A*	3,400	15,198
Morningstar, Inc.*^	4,500	217,530
National CineMedia, Inc.	57,320	949,792
New York Times Co., Class A*	1,800	22,248
Outdoor Channel Holdings, Inc.*	400	2,320
Playboy Enterprises, Inc., Class B*	5,000	16,000
Primedia, Inc.	400	1,444
RCN Corp.*	8,500	92,225
Reading International, Inc., Class A*	800	3,240
Regal Entertainment Group, Class A	9,400	135,736
Rentrak Corp.*	2,400	42,408
Valassis Communications, Inc.*	9,100	166,166
Value Line, Inc.	400	10,044
Warner Music Group Corp.*	300	1,698
World Wrestling Entertainment, Inc., Class A^	4,100	62,853

		7,395,112

Multiline Retail (0.3%)
99 Cents Only Stores*^	9,600	125,472
Big Lots, Inc.*	2,100	60,858
Dollar Tree, Inc.*	22,040	1,064,532
Fred’s, Inc., Class A	3,000	30,600

		1,281,462

Specialty Retail (5.1%)
Aaron’s, Inc.	10,800	299,484
Abercrombie & Fitch Co., Class A^	9,900	345,015
Advance Auto Parts, Inc.	33,355	1,350,210

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Aeropostale, Inc.*^	15,200	$517,560
American Eagle Outfitters, Inc.	78,000	1,324,440
America’s Car-Mart, Inc.*	1,500	39,495
AutoNation, Inc.*^	1,800	34,470
Barnes & Noble, Inc.^	1,900	36,233
bebe Stores, Inc.	6,000	37,620
Best Buy Co., Inc.	38,481	1,518,460
Big 5 Sporting Goods Corp.	5,000	85,900
Books-A-Million, Inc.	200	1,344
Buckle, Inc.^	5,300	155,184
CarMax, Inc.*^	55,700	1,350,725
Cato Corp., Class A	6,200	124,372
Charming Shoppes, Inc.*^	1,900	12,293
Chico’s FAS, Inc.*	37,600	528,280
Children’s Place Retail Stores, Inc.*^	5,100	168,351
Christopher & Banks Corp.	1,100	8,382
Citi Trends, Inc.*	3,300	91,146
Coldwater Creek, Inc.*^	10,500	46,830
Collective Brands, Inc.*	6,400	145,728
Destination Maternity Corp.*	1,200	22,800
Dick’s Sporting Goods, Inc.*	100,520	2,499,933
Dress Barn, Inc.*^	2,929	67,660
DSW, Inc., Class A*	200	5,176
Finish Line, Inc., Class A	5,400	67,770
Foot Locker, Inc.	15,600	173,784
Gap, Inc.	50,300	1,053,785
Guess?, Inc.	23,300	985,590
Gymboree Corp.*	5,300	230,497
hhgregg, Inc.*^	3,000	66,090
Hibbett Sports, Inc.*^	6,500	142,935
HOT Topic, Inc.*	5,800	36,888
J. Crew Group, Inc.*^	26,400	1,181,136
Jo-Ann Stores, Inc.*	2,300	83,352
JoS. A. Bank Clothiers, Inc.*^	4,100	172,979
Kirkland’s, Inc.*^	3,100	53,847
Lumber Liquidators, Inc.*^	3,400	91,120
Men’s Wearhouse, Inc.^	600	12,636
Midas, Inc.*^	3,000	25,350
Monro Muffler Brake, Inc.	3,700	123,728
Office Depot, Inc.*	11,600	74,820
OfficeMax, Inc.*^	12,800	162,432
Penske Automotive Group, Inc.*^	3,000	45,540
PetSmart, Inc.	28,500	760,665
RadioShack Corp.	3,800	74,100
Rue21, Inc.*	700	19,663
Sally Beauty Holdings, Inc.*	5,800	44,370
Sonic Automotive, Inc., Class A*	1,500	15,585
Staples, Inc.	45,900	1,128,681
Stein Mart, Inc.*	5,600	59,696
Systemax, Inc.^	400	6,284
Talbots, Inc.*^	3,800	33,858
Tiffany & Co.^	25,600	1,100,800
Tractor Supply Co.*^	16,900	895,024
Ulta Salon Cosmetics & Fragrance, Inc.*	6,400	116,224
Urban Outfitters, Inc.*^	93,520	3,272,265
Vitamin Shoppe, Inc.*	25,800	573,792
Wet Seal, Inc., Class A*^	22,800	78,660

	Number of Shares	Value (Note 1)

Williams-Sonoma, Inc.^	37,800	$785,484
Zumiez, Inc.*	4,500	57,240

		24,623,761

Textiles, Apparel & Luxury Goods (2.5%)
American Apparel, Inc.*	8,300	25,730
Carter’s, Inc.*	42,160	1,106,700
Cherokee, Inc.	1,900	33,858
Coach, Inc.	55,400	2,023,762
Crocs, Inc.*	6,600	37,950
Deckers Outdoor Corp.*	3,000	305,160
FGX International Holdings Ltd.*	3,100	60,729
Fossil, Inc.*	10,700	359,092
Fuqi International, Inc.*	2,800	50,260
G-III Apparel Group Ltd.*^	800	17,336
Hanesbrands, Inc.*^	86,064	2,075,003
Iconix Brand Group, Inc.*	57,700	729,905
K-Swiss, Inc., Class A*	3,700	36,778
Liz Claiborne, Inc.*^	15,300	86,139
Lululemon Athletica, Inc.*	9,300	279,930
Maidenform Brands, Inc.*	4,400	73,436
Oxford Industries, Inc.	1,800	37,224
Phillips-Van Heusen Corp.	7,500	305,100
Steven Madden Ltd.*	3,600	148,464
Timberland Co., Class A*	6,100	109,373
True Religion Apparel, Inc.*^	5,800	107,242
Under Armour, Inc., Class A*	34,100	929,907
UniFirst Corp.	500	24,055
Volcom, Inc.*^	4,100	68,634
Warnaco Group, Inc.*^	63,220	2,667,252
Weyco Group, Inc.^	1,700	40,188
Wolverine World Wide, Inc.	11,100	302,142

		12,041,349

Total Consumer Discretionary		91,073,249

Consumer Staples (3.5%)
Beverages (0.3%)
Boston Beer Co., Inc., Class A*	1,900	88,540
Coca-Cola Bottling Co. Consolidated	1,000	54,020
Hansen Natural Corp.*	35,300	1,355,520
National Beverage Corp.*	1,400	19,404

		1,517,484

Food & Staples Retailing (0.3%)
Arden Group, Inc., Class A	300	28,686
BJ’s Wholesale Club, Inc.*	2,100	68,691
Casey’s General Stores, Inc.	7,100	226,632
Diedrich Coffee, Inc.*	800	27,880
Pantry, Inc.*	600	8,154
Pricesmart, Inc.^	3,700	75,628
Ruddick Corp.^	1,900	48,887
Susser Holdings Corp.*	300	2,577
United Natural Foods, Inc.*	9,700	259,378
Village Super Market, Inc., Class A	1,400	38,248
Weis Markets, Inc.^	500	18,180
Whole Foods Market, Inc.*	20,700	568,215

		1,371,156

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Food Products (1.5%)
AgFeed Industries, Inc.*^	5,400	$27,000
Alico, Inc.^	700	19,922
American Dairy, Inc.*^	2,300	49,864
American Italian Pasta Co., Class A*	3,300	114,807
B&G Foods, Inc., Class A	1,300	11,934
Calavo Growers, Inc.^	2,400	40,800
Cal-Maine Foods, Inc.	3,100	105,648
Darling International, Inc.*	18,700	156,706
Dean Foods Co.*	40,600	732,424
Diamond Foods, Inc.^	3,000	106,620
Dole Food Co., Inc.*	5,300	65,773
Farmer Bros Co.	700	13,818
Flowers Foods, Inc.^	14,600	346,896
Green Mountain Coffee Roasters, Inc.*	36,890	3,005,428
Hain Celestial Group, Inc.*	42,200	717,822
HQ Sustainable Maritime Industries, Inc.*	1,600	11,264
J&J Snack Foods Corp.^	3,200	127,872
Lancaster Colony Corp.	4,400	218,680
Lance, Inc.^	6,500	170,950
Lifeway Foods, Inc.*	1,300	15,444
Overhill Farms, Inc.*	4,000	19,440
Sanderson Farms, Inc.	4,600	193,936
Smart Balance, Inc.*	11,100	66,600
Smithfield Foods, Inc.*	2,300	34,937
Synutra International, Inc.*^	4,200	56,742
Tootsie Roll Industries, Inc.^	5,666	155,135
TreeHouse Foods, Inc.*	16,800	652,848
Zhongpin, Inc.*	4,800	74,928

		7,314,238

Household Products (0.4%)
Church & Dwight Co., Inc.	15,900	961,155
Energizer Holdings, Inc.*	13,100	802,768
Orchids Paper Products Co.*	1,200	24,024
WD-40 Co.	2,500	80,900

		1,868,847

Personal Products (1.0%)
Alberto-Culver Co.	16,400	480,356
American Oriental Bioengineering, Inc.*	5,600	26,040
Avon Products, Inc.	30,300	954,450
Bare Escentuals, Inc.*	15,000	183,450
Chattem, Inc.*	4,200	391,860
China Sky One Medical, Inc.*^	2,400	54,600
China-Biotics, Inc.*	1,800	27,846
Female Health Co.*^	4,000	18,920
Herbalife Ltd.	39,079	1,585,435
Inter Parfums, Inc.	200	2,434
Medifast, Inc.*^	2,800	85,624
NBTY, Inc.*	8,400	365,736
Nu Skin Enterprises, Inc., Class A	11,200	300,944
Nutraceutical International Corp.*	200	2,474
Revlon, Inc., Class A*^	2,300	39,123
Schiff Nutrition International, Inc.	200	1,564
USANA Health Sciences, Inc.*	1,500	47,850

		4,568,706

	Number of Shares	Value (Note 1)

Tobacco (0.0%)
Alliance One International, Inc.*^	13,900	$67,832
Star Scientific, Inc.*^	19,100	13,370
Universal Corp.^	500	22,805
Vector Group Ltd.	8,820	123,480

		227,487

Total Consumer Staples		16,867,918

Energy (4.6%)
Energy Equipment & Services (1.9%)
Atwood Oceanics, Inc.*	10,800	387,180
Baker Hughes, Inc.	24,100	975,568
Bolt Technology Corp.*	700	7,714
Cal Dive International, Inc.*	2,600	19,656
CARBO Ceramics, Inc.	4,000	272,680
Complete Production Services, Inc.*	57,040	741,520
Dresser-Rand Group, Inc.*	18,600	587,946
Dril-Quip, Inc.*	20,900	1,180,432
ENGlobal Corp.*	3,500	10,955
Exterran Holdings, Inc.*	6,700	143,715
FMC Technologies, Inc.*^	9,180	530,971
Geokinetics, Inc.*	700	6,734
Gulf Island Fabrication, Inc.	200	4,206
GulfMark Offshore, Inc.*	2,800	79,268
Helix Energy Solutions Group, Inc.*	29,100	341,925
Helmerich & Payne, Inc.^	7,400	295,112
Hercules Offshore, Inc.*^	2,300	10,994
ION Geophysical Corp.*^	1,700	10,064
Lufkin Industries, Inc.	3,000	219,600
Matrix Service Co.*	1,900	20,235
Natural Gas Services Group, Inc.*^	300	5,655
Oceaneering International, Inc.*	20,520	1,200,831
Patterson-UTI Energy, Inc.	5,200	79,820
PHI, Inc.*	1,500	31,050
Pioneer Drilling Co.*	1,700	13,430
Rowan Cos., Inc.*	4,600	104,144
RPC, Inc.	6,300	65,520
Sulphco, Inc.*^	15,900	10,653
Superior Energy Services, Inc.*	58,230	1,414,407
TETRA Technologies, Inc.*	9,300	103,044
TGC Industries, Inc.*	2,500	9,775
Willbros Group, Inc.*	8,900	150,143

		9,034,947

Oil, Gas & Consumable Fuels (2.7%)
Alon USA Energy, Inc.	200	1,368
Alpha Natural Resources, Inc.*	27,073	1,174,427
Apco Oil and Gas International, Inc.	1,900	41,990
Approach Resources, Inc.*	400	3,088
Arena Resources, Inc.*	8,700	375,144
Atlas Energy, Inc.	7,500	226,275
ATP Oil & Gas Corp.*	1,500	27,420
Bill Barrett Corp.*	23,700	737,307
BPZ Resources, Inc.*^	17,200	163,400
Brigham Exploration Co.*	51,200	693,760
Cabot Oil & Gas Corp.	14,800	645,132

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Carrizo Oil & Gas, Inc.*^	6,300	$166,887
Cheniere Energy, Inc.*^	4,500	10,890
Clean Energy Fuels Corp.*	8,300	127,903
Cloud Peak Energy, Inc.*	2,800	40,768
Comstock Resources, Inc.*	900	36,513
Concho Resources, Inc.*	9,340	419,366
Contango Oil & Gas Co.*	2,700	126,927
CREDO Petroleum Corp.*	1,400	13,020
Cubic Energy, Inc.*	2,200	3,278
CVR Energy, Inc.*	400	2,744
Delta Petroleum Corp.*^	23,600	24,544
Endeavour International Corp.*	24,900	26,892
Evergreen Energy, Inc.*	27,700	9,501
EXCO Resources, Inc.^	27,700	588,071
Forest Oil Corp.*	9,300	206,925
Frontier Oil Corp.	19,000	228,760
FX Energy, Inc.*	10,400	29,640
GMX Resources, Inc.*	2,600	35,724
Golar LNG Ltd.*	4,600	58,972
GreenHunter Energy, Inc.*	1,300	1,495
Gulfport Energy Corp.*	5,400	61,830
Holly Corp.^	9,800	251,174
Isramco, Inc.*	200	14,300
James River Coal Co.*	6,500	120,445
Karoon Gas Australia Ltd.*	42,648	400,732
Mariner Energy, Inc.*	20,500	238,005
Massey Energy Co.	44,350	1,863,143
McMoRan Exploration Co.*	17,700	141,954
Newfield Exploration Co.*	14,300	689,689
Northern Oil and Gas, Inc.*	6,500	76,960
Panhandle Oil and Gas, Inc., Class A	1,600	41,440
Peabody Energy Corp.	29,600	1,338,216
PrimeEnergy Corp.*	200	7,278
Quicksilver Resources, Inc.*^	26,500	397,765
Rex Energy Corp.*^	4,100	49,200
Ship Finance International Ltd.	6,359	86,672
St. Mary Land & Exploration Co.	3,600	123,264
Syntroleum Corp.*	15,800	42,028
Teekay Corp.	4,300	99,803
Teekay Tankers Ltd., Class A	2,400	20,472
Tesoro Corp.^	13,000	176,150
Toreador Resources Corp.*	4,800	47,520
Uranerz Energy Corp.*	9,300	12,090
Uranium Energy Corp.*	11,000	41,580
VAALCO Energy, Inc.*	800	3,640
Venoco, Inc.*	1,400	18,256
W&T Offshore, Inc.^	7,400	86,580
Warren Resources, Inc.*	8,000	19,600
Westmoreland Coal Co.*	500	4,455
World Fuel Services Corp.^	13,300	356,307
Zion Oil & Gas, Inc.*^	3,690	26,383

		13,105,062

Total Energy		22,140,009

Financials (6.6%)
Capital Markets (3.5%)
Affiliated Managers Group, Inc.*^	31,280	2,106,708
Ameriprise Financial, Inc.	40,250	1,562,505
Artio Global Investors, Inc.*^	1,100	28,039

	Number of Shares	Value (Note 1)

BGC Partners, Inc., Class A	4,100	$18,942
Broadpoint Gleacher Securities, Inc.*^	12,000	53,520
Calamos Asset Management, Inc., Class A	400	4,612
Cohen & Steers, Inc.^	1,700	38,828
Diamond Hill Investment Group, Inc.	500	32,115
Duff & Phelps Corp., Class A	3,800	69,388
Eaton Vance Corp.	26,300	799,783
Epoch Holding Corp.^	2,600	27,170
Evercore Partners, Inc., Class A^	18,400	559,360
FBR Capital Markets Corp.*	400	2,472
Federated Investors, Inc., Class B^	18,600	511,500
GAMCO Investors, Inc., Class A	900	43,461
GFI Group, Inc.	15,100	69,007
GLG Partners, Inc.*	42,900	138,138
Greenhill & Co., Inc.	13,170	1,056,761
International Assets Holding Corp.*	700	10,178
Invesco Ltd.	61,240	1,438,528
Investment Technology Group, Inc.*	900	17,730
Janus Capital Group, Inc.	35,700	480,165
Jefferies Group, Inc.*^	19,800	469,854
JMP Group, Inc.	300	2,916
KBW, Inc.*	30,320	829,555
Knight Capital Group, Inc., Class A*	11,000	169,400
Kohlberg Capital Corp.^	542	2,471
Lazard Ltd., Class A	40,380	1,533,229
Main Street Capital Corp.^	1,147	18,490
MF Global Ltd.*^	6,400	44,480
optionsXpress Holdings, Inc.	9,700	149,865
Penson Worldwide, Inc.*	3,100	28,086
Pzena Investment Management, Inc., Class A*^	1,700	13,838
Riskmetrics Group, Inc.*	39,000	620,490
Safeguard Scientifics, Inc.*	1,566	16,145
SEI Investments Co.	27,300	478,296
Stifel Financial Corp.*^	31,880	1,888,571
SWS Group, Inc.^	400	4,840
Teton Advisors, Inc., Class B*^†	10	152
Thomas Weisel Partners Group, Inc.*	500	1,890
TradeStation Group, Inc.*	2,100	16,569
U.S. Global Investors, Inc., Class A	2,600	32,006
Waddell & Reed Financial, Inc., Class A	42,800	1,307,112
Westwood Holdings Group, Inc.	1,100	39,974

		16,737,139

Commercial Banks (0.5%)
Ames National Corp.^	700	14,777
Arrow Financial Corp.^	1,442	36,050
Bank of Marin Bancorp/California^	1,000	32,560
Bank of the Ozarks, Inc.^	200	5,854
BOK Financial Corp.	1,600	76,032
Bridge Bancorp, Inc.	1,300	31,252

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Bryn Mawr Bank Corp.^	300	$4,527
CapitalSource, Inc.	9,300	36,921
Cardinal Financial Corp.	2,800	24,472
Cathay General Bancorp^	5,300	40,015
Centerstate Banks, Inc.	500	5,045
Citizens Holding Co.	200	4,478
City Holding Co.	400	12,932
CNB Financial Corp./ Pennsylvania^	1,000	15,990
Commerce Bancshares, Inc./Missouri^	4,940	191,277
Danvers Bancorp, Inc.	300	3,897
Enterprise Financial Services Corp.^	1,600	12,336
First Financial Bankshares, Inc.^	2,600	140,998
First of Long Island Corp.^	200	5,050
Great Southern Bancorp, Inc.	600	12,816
Hancock Holding Co.	700	30,653
Investors Bancorp, Inc.*	1,000	10,940
Metro Bancorp, Inc.*^	300	3,771
Nara Bancorp, Inc.*	2,000	22,680
Orrstown Financial Services, Inc.	600	20,928
Park National Corp.	200	11,776
Peapack Gladstone Financial Corp.	315	3,994
Penns Woods Bancorp, Inc.^	500	16,220
PrivateBancorp, Inc.	39,800	357,006
Republic Bancorp, Inc./Kentucky, Class A^	200	4,120
Signature Bank/New York*	23,600	752,840
Southside Bancshares, Inc.^	700	13,734
Suffolk Bancorp^	1,600	47,520
SVB Financial Group*^	800	33,352
SY Bancorp, Inc.^	1,200	25,620
Texas Capital Bancshares, Inc.*	800	11,168
Tompkins Financial Corp.^	700	28,350
Westamerica Bancorp^	3,800	210,406
Wilshire Bancorp, Inc.^	300	2,457

		2,314,814

Consumer Finance (0.1%)
Advance America Cash Advance Centers, Inc.	8,800	48,928
AmeriCredit Corp.*	6,300	119,952
Cardtronics, Inc.*^	2,300	25,461
CompuCredit Holdings Corp.^	1,900	6,327
Credit Acceptance Corp.*	1,400	58,940
Dollar Financial Corp.*	4,800	113,568
EZCORP, Inc., Class A*	10,300	177,263
First Cash Financial Services, Inc.*	5,300	117,607
Nelnet, Inc., Class A	1,400	24,122
QC Holdings, Inc.	900	4,329
Rewards Network, Inc.	533	6,737
Student Loan Corp.	100	4,657

		707,891

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*	1,000	6,780
Financial Federal Corp.	2,300	63,250
Life Partners Holdings, Inc.^	1,575	33,374

	Number of Shares	Value (Note 1)

MarketAxess Holdings, Inc.	7,400	$102,860
MSCI, Inc., Class A*	22,600	718,680
NewStar Financial, Inc.*	2,100	8,232
PICO Holdings, Inc.*	2,000	65,460
Portfolio Recovery Associates, Inc.*	3,500	157,080

		1,155,716

Insurance (0.8%)
American Safety Insurance Holdings Ltd.*	200	2,890
Amtrust Financial Services, Inc.	300	3,546
Arthur J. Gallagher & Co.	21,000	472,710
Assured Guaranty Ltd.^	3,000	65,280
Axis Capital Holdings Ltd.	9,200	261,372
Brown & Brown, Inc.	19,400	348,618
Citizens, Inc./Texas*^	6,300	41,139
Crawford & Co., Class B*	4,200	16,548
eHealth, Inc.*	5,300	87,079
Endurance Specialty Holdings Ltd.	3,900	145,197
Erie Indemnity Co., Class A	4,700	183,394
FBL Financial Group, Inc., Class A	1,400	25,928
Fidelity National Financial, Inc., Class A	7,700	103,642
First Mercury Financial Corp.^	1,600	21,936
Fortis*	253,116	937,759
Genworth Financial, Inc., Class A*	47,000	533,450
Hallmark Financial Services*	300	2,388
Hanover Insurance Group, Inc.^	800	35,544
Phoenix Cos., Inc.*^	3,100	8,618
Reinsurance Group of America, Inc.	1,300	61,945
RLI Corp.^	1,800	95,850
Safety Insurance Group, Inc.	400	14,492
Tower Group, Inc.	8,200	191,962
Universal Insurance Holdings, Inc.^	2,000	11,740
Validus Holdings Ltd.	3,100	83,514

		3,756,541

Real Estate Investment Trusts (REITs) (1.0%)
Acadia Realty Trust (REIT)^	2,300	38,801
Alexander’s, Inc. (REIT)*^	300	91,326
Alexandria Real Estate Equities, Inc. (REIT)^	2,000	128,580
Associated Estates Realty Corp. (REIT)	400	4,508
Colony Financial, Inc. (REIT)	300	6,111
Cypress Sharpridge Investments, Inc. (REIT)	300	4,053
Digital Realty Trust, Inc. (REIT)^	17,200	864,816
DuPont Fabros Technology, Inc. (REIT)	3,100	55,769
EastGroup Properties, Inc. (REIT)	3,500	133,980
Equity Lifestyle Properties, Inc. (REIT)^	3,600	181,692

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Federal Realty Investment Trust (REIT)^	1,700	$115,124
FelCor Lodging Trust, Inc. (REIT)*	86,200	310,320
Getty Realty Corp. (REIT)	1,700	40,001
Government Properties Income Trust (REIT)	200	4,596
Health Care REIT, Inc. (REIT)	13,600	602,752
Invesco Mortgage Capital, Inc. (REIT)	200	4,552
Investors Real Estate Trust (REIT)^	900	8,100
iStar Financial, Inc. (REIT)*	58,700	150,272
LTC Properties, Inc. (REIT)	600	16,050
Mid-America Apartment Communities, Inc. (REIT)	3,200	154,496
National Health Investors, Inc. (REIT)	300	11,097
Nationwide Health Properties, Inc. (REIT)	19,300	678,974
Omega Healthcare Investors, Inc. (REIT)	3,500	68,075
Pennymac Mortgage Investment Trust (REIT)*	300	5,154
Potlatch Corp. (REIT)	4,700	149,836
PS Business Parks, Inc. (REIT)	1,300	65,065
Rayonier, Inc. (REIT)	8,100	341,496
Redwood Trust, Inc. (REIT)	2,500	36,150
Saul Centers, Inc. (REIT)	800	26,208
Tanger Factory Outlet Centers (REIT)	4,900	191,051
UMH Properties, Inc. (REIT)	500	4,240
Universal Health Realty Income Trust (REIT)	1,400	44,842
Washington Real Estate Investment Trust (REIT)^	1,600	44,080

		4,582,167

Real Estate Management & Development (0.3%)
CB Richard Ellis Group, Inc., Class A*	53,300	723,281
St. Joe Co.*^	20,900	603,801
Tejon Ranch Co.*^	2,500	73,050

		1,400,132

Thrifts & Mortgage Finance (0.2%)
Brookline Bancorp, Inc.	3,600	35,676
Brooklyn Federal Bancorp, Inc.	400	4,016
Capitol Federal Financial	4,700	147,862
Cheviot Financial Corp.	100	739
Clifton Savings Bancorp, Inc.	200	1,874
Heritage Financial Group	100	725
Kearny Financial Corp.	900	9,072
Kentucky First Federal Bancorp	100	1,100
Northwest Bancshares, Inc.	52,200	590,904
Oritani Financial Corp.^	1,600	21,968
Prudential Bancorp, Inc. of Pennsylvania	800	7,616
Roma Financial Corp.	900	11,124
Territorial Bancorp, Inc.*	300	5,415
TFS Financial Corp.	2,400	29,136

	Number of Shares	Value (Note 1)

TrustCo Bank Corp. NY/New York	6,200	$39,060
United Financial Bancorp, Inc.	700	9,177
ViewPoint Financial Group^	2,200	31,702

		947,166

Total Financials		31,601,566

Health Care (17.5%)
Biotechnology (4.1%)
Abraxis Bioscience, Inc.*	1,600	64,880
Acorda Therapeutics, Inc.*	8,800	221,936
Affymax, Inc.*^	3,200	79,168
Alexion Pharmaceuticals, Inc.*	34,740	1,696,007
Alkermes, Inc.*^	21,900	206,079
Allos Therapeutics, Inc.*	14,500	95,265
Alnylam Pharmaceuticals, Inc.*	8,400	148,008
AMAG Pharmaceuticals, Inc.*^	6,300	239,589
Amicus Therapeutics, Inc.*	3,800	15,086
Amylin Pharmaceuticals, Inc.*	47,625	675,799
Arena Pharmaceuticals, Inc.*^	21,600	76,680
ARIAD Pharmaceuticals, Inc.*	25,200	57,456
ArQule, Inc.*	5,600	20,664
Array BioPharma, Inc.*^	10,600	29,786
AVI BioPharma, Inc.*	19,200	28,032
BioCryst Pharmaceuticals, Inc.*^	5,000	32,300
BioMarin Pharmaceutical, Inc.*^	61,300	1,153,053
Biospecifics Technologies Corp.*^	900	26,415
Cardium Therapeutics, Inc.*	9,700	6,596
Celera Corp.*^	4,200	29,022
Cell Therapeutics, Inc.*^	124,900	142,386
Celldex Therapeutics, Inc.*	5,800	27,144
Cepheid, Inc.*^	13,100	163,488
Chelsea Therapeutics International, Inc.*	5,900	15,930
Clinical Data, Inc.*^	2,400	43,824
Cubist Pharmaceuticals, Inc.*	13,300	252,301
Curis, Inc.*^	15,900	51,675
Cytokinetics, Inc.*	10,100	29,391
Cytori Therapeutics, Inc.*^	6,000	36,600
Dendreon Corp.*	60,500	1,589,940
Dyax Corp.*^	15,500	52,545
Emergent Biosolutions, Inc.*	3,800	51,642
Enzon Pharmaceuticals, Inc.*	10,700	112,671
Exelixis, Inc.*	24,200	178,354
Facet Biotech Corp.*^	1,100	19,338
Genomic Health, Inc.*	3,400	66,504
Geron Corp.*^	10,300	57,165
GTx, Inc.*^	4,500	18,900
Halozyme Therapeutics, Inc.*	15,800	92,746
Hemispherx Biopharma, Inc.*^	27,600	15,456
Human Genome Sciences, Inc.*	60,500	1,851,300
Idenix Pharmaceuticals, Inc.*	6,000	12,900
Idera Pharmaceuticals, Inc.*	4,600	23,782
Immunogen, Inc.*^	34,300	269,598
Immunomedics, Inc.*	15,900	51,039
Incyte Corp.*^	49,400	450,034
Infinity Pharmaceuticals, Inc.*^	2,000	12,360
Insmed, Inc.*	31,200	24,024
InterMune, Inc.*^	26,800	349,472
Isis Pharmaceuticals, Inc.*	21,300	236,430

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Lexicon Pharmaceuticals, Inc.*^	6,600	$11,220
Ligand Pharmaceuticals, Inc., Class B*	24,500	53,165
MannKind Corp.*^	13,400	117,384
Marshall Edwards, Inc.*	5,700	3,990
Martek Biosciences Corp.*^	1,500	28,410
Maxygen, Inc.*	5,300	32,277
Medivation, Inc.*	8,800	331,320
Metabolix, Inc.*	4,300	47,601
Micromet, Inc.*	13,300	88,578
Molecular Insight Pharmaceuticals, Inc.*^	4,200	9,450
Momenta Pharmaceuticals, Inc.*	7,800	98,358
Myriad Genetics, Inc.*	38,100	994,410
Myriad Pharmaceuticals, Inc.*^	5,625	28,294
Nabi Biopharmaceuticals*	9,300	45,570
Nanosphere, Inc.*	2,700	17,388
Neurocrine Biosciences, Inc.*^	8,700	23,664
NeurogesX, Inc.*	2,600	20,046
Novavax, Inc.*^	15,400	40,964
NPS Pharmaceuticals, Inc.*	11,200	38,080
Omeros Corp.*^	1,400	9,828
OncoGenex Pharmaceutical, Inc.*	1,000	22,280
Onyx Pharmaceuticals, Inc.*^	48,160	1,413,014
Opko Health, Inc.*^	11,500	21,045
Orexigen Therapeutics, Inc.*	6,200	46,128
OSI Pharmaceuticals, Inc.*^	22,100	685,763
Osiris Therapeutics, Inc.*^	3,900	27,846
OXiGENE, Inc.*^	6,800	7,752
PDL BioPharma, Inc.^	27,100	185,906
Pharmasset, Inc.*	4,700	97,290
Poniard Pharmaceuticals, Inc.*^	4,800	8,784
Progenics Pharmaceuticals, Inc.*	4,900	21,756
Protalix BioTherapeutics, Inc.*	8,000	52,960
Regeneron Pharmaceuticals, Inc.*	26,700	645,606
Repligen Corp.*	6,900	28,359
Rigel Pharmaceuticals, Inc.*	11,600	110,316
Sangamo BioSciences, Inc.*^	9,500	56,240
Savient Pharmaceuticals, Inc.*	26,000	353,860
Sciclone Pharmaceuticals, Inc.*	8,900	20,737
Seattle Genetics, Inc.*	37,500	381,000
SIGA Technologies, Inc.*^	5,400	31,320
Spectrum Pharmaceuticals, Inc.*	10,000	44,400
StemCells, Inc.*^	25,800	32,508
Synta Pharmaceuticals Corp.*^	4,600	23,276
Talecris Biotherapeutics Holdings Corp.*	11,300	251,651
Theravance, Inc.*	12,300	160,761
Transcept Pharmaceuticals, Inc.*^	25,400	173,482
United Therapeutics Corp.*	23,100	1,216,215
Vanda Pharmaceuticals, Inc.*	6,200	69,688
Vical, Inc.*^	8,300	27,307
ZymoGenetics, Inc.*	8,500	54,315

		19,512,322

Health Care Equipment & Supplies (4.7%)
Abaxis, Inc.*^	4,900	125,195
ABIOMED, Inc.*^	7,000	61,180
Accuray, Inc.*^	8,300	46,563
AGA Medical Holdings, Inc.*	2,600	38,402
Align Technology, Inc.*	13,200	235,224

	Number of Shares	Value (Note 1)

Alphatec Holdings, Inc.*	7,500	$40,050
American Medical Systems Holdings, Inc.*^	81,100	1,564,419
Analogic Corp.	1,800	69,318
AngioDynamics, Inc.*	1,400	22,512
Atrion Corp.	300	46,716
ATS Medical, Inc.*	11,800	38,114
Beckman Coulter, Inc.	30,600	2,002,464
Bovie Medical Corp.*^	4,300	33,583
Cantel Medical Corp.*	2,200	44,396
Cardiac Science Corp.*	600	1,338
Cardiovascular Systems, Inc.*	2,200	10,098
Conceptus, Inc.*	7,100	133,196
CryoLife, Inc.*	6,300	40,446
Cutera, Inc.*	900	7,659
Cyberonics, Inc.*^	6,100	124,684
Delcath Systems, Inc.*	5,700	29,298
DexCom, Inc.*	119,100	962,328
Edwards Lifesciences Corp.*	25,350	2,201,647
Electro-Optical Sciences, Inc.*^	4,400	45,584
Endologix, Inc.*^	11,000	58,080
EnteroMedics, Inc.*	3,800	2,128
Exactech, Inc.*	1,900	32,889
Gen-Probe, Inc.*	11,100	476,190
Greatbatch, Inc.*^	3,600	69,228
Haemonetics Corp.*	5,800	319,870
Hansen Medical, Inc.*	5,000	15,150
HeartWare International, Inc.*	1,200	42,564
Hill-Rom Holdings, Inc.	5,800	139,142
Hologic, Inc.*	76,900	1,115,050
Home Diagnostics, Inc.*	800	4,880
ICU Medical, Inc.*	3,000	109,320
IDEXX Laboratories, Inc.*^	13,300	710,752
Immucor, Inc.*	15,900	321,816
Insulet Corp.*	8,000	114,240
Integra LifeSciences Holdings Corp.*	4,300	158,154
Intuitive Surgical, Inc.*	6,023	1,826,896
Invacare Corp.	2,700	67,338
Inverness Medical Innovations, Inc.*	8,400	348,684
IRIS International, Inc.*^	4,400	54,384
Kensey Nash Corp.*	1,700	43,350
Kinetic Concepts, Inc.*	5,000	188,250
MAKO Surgical Corp.*	4,000	44,400
Masimo Corp.*	58,780	1,788,088
Medical Action Industries, Inc.*	2,800	44,968
Meridian Bioscience, Inc.^	9,400	202,570
Merit Medical Systems, Inc.*	6,400	123,456
Micrus Endovascular Corp.*	3,800	57,038
Natus Medical, Inc.*	4,700	69,513
Neogen Corp.*	4,350	102,704
NuVasive, Inc.*^	26,060	833,399
NxStage Medical, Inc.*^	5,300	44,255
OraSure Technologies, Inc.*	10,700	54,356
Orthofix International N.V.*^	3,800	117,686
Orthovita, Inc.*^	15,900	55,809
Palomar Medical Technologies, Inc.*	2,800	28,224
Quidel Corp.*^	6,000	82,680
ResMed, Inc.*^	30,300	1,583,781
Rochester Medical Corp.*	2,500	27,825

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Rockwell Medical Technologies, Inc.*	3,500	$26,915
RTI Biologics, Inc.*	4,900	18,816
Sirona Dental Systems, Inc.*	3,900	123,786
Somanetics Corp.*	2,800	49,140
SonoSite, Inc.*^	3,900	92,157
Spectranetics Corp.*	7,700	53,592
Stereotaxis, Inc.*^	6,700	26,331
STERIS Corp.^	13,400	374,798
SurModics, Inc.*^	3,500	79,310
Symmetry Medical, Inc.*^	1,500	12,090
Synovis Life Technologies, Inc.*	2,700	34,857
Teleflex, Inc.	3,900	210,171
Thoratec Corp.*^	12,800	344,576
TomoTherapy, Inc.*	4,000	15,600
TranS1, Inc.*	3,000	11,850
Utah Medical Products, Inc.^	800	23,456
Vascular Solutions, Inc.*	4,000	33,560
Volcano Corp.*^	52,900	919,402
West Pharmaceutical Services, Inc.	7,500	294,000
Wright Medical Group, Inc.*^	8,600	162,970
Young Innovations, Inc.^	1,000	24,780
Zoll Medical Corp.*	4,300	114,896

		22,450,574

Health Care Providers & Services (3.2%)
Air Methods Corp.*	2,600	87,412
Alliance HealthCare Services, Inc.*^	5,500	31,405
Allied Healthcare International, Inc.*	1,900	5,529
Allion Healthcare, Inc.*	300	1,968
Almost Family, Inc.*	1,500	59,295
Amedisys, Inc.*^	5,800	281,648
America Service Group, Inc.	2,100	33,327
American Caresource Holding, Inc.*	2,600	6,240
American Dental Partners, Inc.*	1,200	15,480
AMERIGROUP Corp.*	11,900	320,824
AMN Healthcare Services, Inc.*	7,200	65,232
Bio-Reference Labs, Inc.*	2,700	105,813
BioScrip, Inc.*^	9,000	75,240
CardioNet, Inc.*	5,900	35,046
Catalyst Health Solutions, Inc.*	8,400	306,348
Centene Corp.*	5,200	110,084
Chemed Corp.	5,200	249,444
Chindex International, Inc.*^	2,700	38,151
Clarient, Inc.*	7,500	19,875
Community Health Systems, Inc.*	36,100	1,285,160
Continuecare Corp.*	6,300	27,531
Corvel Corp.*	1,600	53,664
Coventry Health Care, Inc.*	47,610	1,156,447
Cross Country Healthcare, Inc.*	700	6,937
Emdeon, Inc., Class A*	4,800	73,200
Emergency Medical Services Corp., Class A*	23,300	1,261,695
Emeritus Corp.*^	4,600	86,250
Ensign Group, Inc.	2,700	41,499
Genoptix, Inc.*^	3,800	135,014
Gentiva Health Services, Inc.*	2,600	70,226
Hanger Orthopedic Group, Inc.*	1,200	16,596

	Number of Shares	Value (Note 1)

Health Grades, Inc.*	5,900	$25,311
Health Management Associates, Inc., Class A*	55,700	404,939
HealthSouth Corp.*^	20,100	377,277
Healthways, Inc.*	400	7,336
HMS Holdings Corp.*	24,560	1,195,826
Humana, Inc.*	26,540	1,164,841
inVentiv Health, Inc.*	2,500	40,425
IPC The Hospitalist Co., Inc.*	3,600	119,700
Landauer, Inc.	1,300	79,820
LCA-Vision, Inc.*	2,600	13,312
LHC Group, Inc.*^	3,500	117,635
Lincare Holdings, Inc.*^	12,700	471,424
Magellan Health Services, Inc.*	700	28,511
MEDNAX, Inc.*	3,400	204,374
Metropolitan Health Networks, Inc.*	10,100	20,099
MWI Veterinary Supply, Inc.*	11,400	429,780
National Healthcare Corp.	900	32,499
National Research Corp.	400	8,280
NovaMed, Inc.*^	3,000	11,640
Odyssey HealthCare, Inc.*	3,800	59,204
Omnicare, Inc.	11,300	273,234
Owens & Minor, Inc.	7,600	326,268
Patterson Cos., Inc.*	22,700	635,146
PharMerica Corp.*^	7,100	112,748
Providence Service Corp.*	2,600	41,080
PSS World Medical, Inc.*^	13,600	306,952
Psychiatric Solutions, Inc.*	38,200	807,548
RadNet, Inc.*	5,400	11,016
RehabCare Group, Inc.*	4,400	133,892
Select Medical Holdings Corp.*	2,300	24,426
Tenet Healthcare Corp.*	73,600	396,704
Triple-S Management Corp., Class B*^	300	5,280
U.S. Physical Therapy, Inc.*	1,300	22,009
Universal Health Services, Inc., Class B	1,600	48,800
VCA Antech, Inc.*	48,800	1,216,096
Virtual Radiologic Corp.*^	1,500	19,140

		15,255,152

Health Care Technology (1.5%)
Allscripts-Misys Healthcare Solutions, Inc.*^	14,400	291,312
AMICAS, Inc.*	6,600	35,904
athenahealth, Inc.*^	35,160	1,590,638
Computer Programs & Systems, Inc.	2,300	105,915
Eclipsys Corp.*	12,700	235,204
IMS Health, Inc.	9,400	197,964
MedAssets, Inc.*^	38,700	820,827
Medidata Solutions, Inc.*	34,300	535,080
Merge Healthcare, Inc.*	6,500	21,840
Omnicell, Inc.*	5,800	67,802
Phase Forward, Inc.*	56,600	868,810
Quality Systems, Inc.	12,200	766,038
SXC Health Solutions Corp.*	35,300	1,904,435
Transcend Services, Inc.*	1,600	34,176
Vital Images, Inc.*	2,300	29,187

		7,505,132

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (1.7%)
Accelrys, Inc.*	6,500	$37,245
Affymetrix, Inc.*^	14,200	82,928
BioDelivery Sciences International, Inc.*^	2,400	9,432
Bio-Rad Laboratories, Inc., Class A*	4,300	414,778
Bruker Corp.*	11,400	137,484
Cambrex Corp.*	6,300	35,154
Charles River Laboratories International, Inc.*	10,100	340,269
Covance, Inc.*^	14,400	785,808
Dionex Corp.*	4,000	295,480
Enzo Biochem, Inc.*	6,000	32,280
eResearchTechnology, Inc.*	9,300	55,893
Harvard Bioscience, Inc.*	5,800	20,706
Illumina, Inc.*^	18,540	568,251
Kendle International, Inc.*	800	14,648
Luminex Corp.*^	9,500	141,835
Mettler-Toledo International, Inc.*	7,600	797,924
Millipore Corp.*	12,500	904,375
PAREXEL International Corp.*	71,700	1,010,970
PerkinElmer, Inc.	5,600	115,304
Pharmaceutical Product Development, Inc.	23,700	555,528
QIAGEN N.V.*	36,000	803,520
Sequenom, Inc.*^	58,750	243,225
Techne Corp.	8,400	575,904
Varian, Inc.*	1,500	77,310

		8,056,251

Pharmaceuticals (2.3%)
Acura Pharmaceuticals, Inc.*	1,400	7,462
Adolor Corp.*	3,700	5,402
Akorn, Inc.*^	11,600	20,764
Ardea Biosciences, Inc.*^	14,200	198,800
ARYx Therapeutics, Inc.*^	5,200	16,692
Auxilium Pharmaceuticals, Inc.*	63,435	1,901,781
AVANIR Pharmaceuticals, Inc., Class A*	15,200	28,880
Biodel, Inc.*	3,000	13,020
BioMimetic Therapeutics, Inc.*	3,194	38,105
BMP Sunstone Corp.*	6,900	39,261
Cadence Pharmaceuticals, Inc.*^	57,500	556,025
Caraco Pharmaceutical Laboratories Ltd.*	900	5,436
Cornerstone Therapeutics, Inc.*	1,600	9,760
Cumberland Pharmaceuticals, Inc.*^	1,500	20,385
Cypress Bioscience, Inc.*	8,800	50,688
Daiichi Sankyo Co., Ltd.	58,739	1,229,009
Depomed, Inc.*	11,000	36,850
Discovery Laboratories, Inc.*^	25,100	15,775
Durect Corp.*	19,300	47,671
Hi-Tech Pharmacal Co., Inc.*^	500	14,025
Impax Laboratories, Inc.*	54,400	739,840
Inspire Pharmaceuticals, Inc.*^	14,300	78,936
ISTA Pharmaceuticals, Inc.*	8,300	37,848
Javelin Pharmaceuticals, Inc.*	13,600	17,680
KV Pharmaceutical Co., Class A*^	4,500	16,515

	Number of Shares	Value (Note 1)

Lannett Co., Inc.*	2,500	$14,775
MAP Pharmaceuticals, Inc.*^	18,900	180,117
Matrixx Initiatives, Inc.*	2,400	10,128
Medicines Co.*	8,600	71,724
Medicis Pharmaceutical Corp., Class A	27,800	751,990
MiddleBrook Pharmaceuticals, Inc.*^	9,900	5,049
Nektar Therapeutics*	34,700	323,404
Obagi Medical Products, Inc.*	3,600	43,200
Optimer Pharmaceuticals, Inc.*	6,600	74,448
Pain Therapeutics, Inc.*	7,700	41,272
Penwest Pharmaceuticals Co.*	79,500	205,905
Perrigo Co.^	18,000	717,120
Pozen, Inc.*	6,000	35,940
Questcor Pharmaceuticals, Inc.*^	13,300	63,175
Repros Therapeutics, Inc.*^	2,400	1,912
Salix Pharmaceuticals Ltd.*	12,500	317,500
Santarus, Inc.*	10,800	49,896
Shionogi & Co., Ltd.	39,500	854,249
Sucampo Pharmaceuticals, Inc., Class A*	2,500	10,100
SuperGen, Inc.*	9,400	24,628
Valeant Pharmaceuticals International*^	15,400	489,566
ViroPharma, Inc.*	3,900	32,721
Vivus, Inc.*^	18,700	171,853
Watson Pharmaceuticals, Inc.*	30,800	1,219,988
XenoPort, Inc.*	7,000	129,920

		10,987,190

Total Health Care		83,766,621

Industrials (14.4%)
Aerospace & Defense (1.6%)
AAR Corp.*	800	18,384
Aerovironment, Inc.*	31,900	927,652
Alliant Techsystems, Inc.*^	7,400	653,198
American Science & Engineering, Inc.	2,100	159,264
Applied Signal Technology, Inc.	2,800	54,012
Argon ST, Inc.*	2,500	54,300
Ascent Solar Technologies, Inc.*^	200	1,060
Astronics Corp.*^	1,900	16,245
BE Aerospace, Inc.*^	58,400	1,372,400
Cubic Corp.	3,600	134,280
DigitalGlobe, Inc.*	22,500	544,500
DynCorp International, Inc., Class A*	800	11,480
Esterline Technologies Corp.*	2,200	89,694
GenCorp, Inc.*^	11,700	81,900
GeoEye, Inc.*^	3,900	108,732
Global Defense Technology & Systems, Inc.*	500	8,230
HEICO Corp.	23,400	1,037,322
Hexcel Corp.*^	72,180	936,896
LMI Aerospace, Inc.*	1,000	13,300
Orbital Sciences Corp.*	12,900	196,854
Precision Castparts Corp.	2,290	252,702
Spirit AeroSystems Holdings, Inc., Class A*	7,600	150,936

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Stanley, Inc.*	2,500	$68,525
Taser International, Inc.*	15,000	65,700
Teledyne Technologies, Inc.*	2,700	103,572
TransDigm Group, Inc.	9,000	427,410

		7,488,548

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	8,500	22,440
Dynamex, Inc.*	1,600	28,960
Forward Air Corp.^	3,000	75,150
Hub Group, Inc., Class A*^	4,100	110,003
UTi Worldwide, Inc.	21,100	302,152

		538,705

Airlines (1.1%)
AirTran Holdings, Inc.*^	28,400	148,248
Alaska Air Group, Inc.*^	500	17,280
Allegiant Travel Co.*	23,300	1,099,061
AMR Corp.*^	75,100	580,523
Continental Airlines, Inc., Class B*^	31,500	564,480
Copa Holdings S.A., Class A	6,900	375,843
Hawaiian Holdings, Inc.*	12,000	84,000
JetBlue Airways Corp.*	184,800	1,007,160
Republic Airways Holdings, Inc.*	1,700	12,563
U.S. Airways Group, Inc.*	170,300	824,252
UAL Corp.*	35,500	458,305

		5,171,715

Building Products (0.8%)
AAON, Inc.	3,000	58,470
Apogee Enterprises, Inc.^	500	7,000
Armstrong World Industries, Inc.*	2,000	77,860
Builders FirstSource, Inc.*^	2,900	11,165
Lennox International, Inc.^	31,263	1,220,508
Masco Corp.	100,200	1,383,762
NCI Building Systems, Inc.*	800	1,448
Owens Corning, Inc.*	8,500	217,940
Quanex Building Products Corp.	5,100	86,547
Simpson Manufacturing Co., Inc.	25,500	685,695
Trex Co., Inc.*	2,900	56,840

		3,807,235

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	2,300	47,518
American Ecology Corp.^	4,200	71,568
American Reprographics Co.*	7,800	54,678
APAC Customer Services, Inc.*	6,300	37,548
ATC Technology Corp.*^	3,400	81,090
Brink’s Co.	10,500	255,570
Cenveo, Inc.*	11,700	102,375
Clean Harbors, Inc.*	17,900	1,067,019
Copart, Inc.*	15,100	553,113
Corrections Corp. of America*	47,506	1,166,272
Deluxe Corp.	6,200	91,698
EnergySolutions, Inc.	1,700	14,433
EnerNOC, Inc.*	3,300	100,287
Fuel Tech, Inc.*	3,000	24,510
GEO Group, Inc.*	9,300	203,484

	Number of Shares	Value (Note 1)

Healthcare Services Group, Inc.^	9,800	$210,308
Heritage-Crystal Clean, Inc.*	600	6,276
Herman Miller, Inc.^	12,100	193,358
HNI Corp.	7,400	204,462
ICT Group, Inc.*	1,700	27,761
Innerworkings, Inc.*	4,300	25,370
Interface, Inc., Class A	11,300	93,903
Knoll, Inc.	10,900	112,597
McGrath RentCorp	800	17,888
Mine Safety Appliances Co.^	5,600	148,568
Mobile Mini, Inc.*^	53,300	750,997
Multi-Color Corp.	2,000	24,420
North American Galvanizing & Coatings, Inc.*^	2,300	11,155
Perma-Fix Environmental Services*	13,500	30,645
Rollins, Inc.	9,900	190,872
Standard Parking Corp.*	400	6,352
Standard Register Co.^	3,000	15,300
Sykes Enterprises, Inc.*	8,000	203,760
Team, Inc.*	4,100	77,121
Tetra Tech, Inc.*	33,500	910,195
Viad Corp.^	600	12,378
Waste Connections, Inc.*	13,300	443,422
Waste Services, Inc.*^	500	4,555

		7,592,826

Construction & Engineering (0.4%)
Aecom Technology Corp.*	21,300	585,750
Argan, Inc.*^	1,900	27,341
EMCOR Group, Inc.*	4,600	123,740
Furmanite Corp.*	6,600	25,146
Granite Construction, Inc.	1,000	33,660
Great Lakes Dredge & Dock Corp.	8,000	51,840
MasTec, Inc.*	8,700	108,750
Michael Baker Corp.*^	1,700	70,380
MYR Group, Inc.*	4,000	72,320
Orion Marine Group, Inc.*	6,200	130,572
Pike Electric Corp.*^	1,500	13,920
Primoris Services Corp.^	2,000	15,940
Shaw Group, Inc.*	15,500	445,625
Sterling Construction Co., Inc.*	300	5,754

		1,710,738

Electrical Equipment (1.6%)
A123 Systems, Inc.*	4,300	96,492
Acuity Brands, Inc.^	7,500	267,300
Advanced Battery Technologies, Inc.*	11,900	47,600
American Superconductor Corp.*	9,900	404,910
AMETEK, Inc.	45,560	1,742,214
AZZ, Inc.*	2,700	88,290
Baldor Electric Co.^	32,680	917,981
Broadwind Energy, Inc.*	6,800	55,012
Chase Corp.	200	2,362
Ener1, Inc.*	11,100	70,374
Energy Conversion Devices, Inc.*^	9,200	97,244
EnerSys*	21,980	480,703
Evergreen Solar, Inc.*^	24,900	37,599

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

FuelCell Energy, Inc.*^	13,800	$51,888
GrafTech International Ltd.*	10,500	163,275
GT Solar International, Inc.*^	7,900	43,924
Harbin Electric, Inc.*	3,500	71,890
Hubbell, Inc., Class B	1,600	75,680
II-VI, Inc.*	3,900	124,020
LaBarge, Inc.*	2,300	27,715
Lihua International, Inc.*	400	4,180
Microvision, Inc.*^	16,600	52,622
Polypore International, Inc.*	1,800	21,420
Powell Industries, Inc.*	1,800	56,754
Power-One, Inc.*^	1,300	5,655
PowerSecure International, Inc.*	1,100	7,931
Preformed Line Products Co.	500	21,900
Regal-Beloit Corp.	24,340	1,264,220
Roper Industries, Inc.	17,500	916,475
SatCon Technology Corp.*	13,800	38,916
Thomas & Betts Corp.*	3,900	139,581
Ultralife Corp.*	2,700	11,664
Valence Technology, Inc.*^	9,800	8,918
Vicor Corp.*	1,900	17,670
Woodward Governor Co.	11,100	286,047

		7,720,426

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	3,900	133,614
Raven Industries, Inc.	3,700	117,549

		251,163

Machinery (3.7%)
3D Systems Corp.*^	3,000	33,900
Actuant Corp., Class A	43,480	805,684
Altra Holdings, Inc.*	900	11,115
Ampco-Pittsburgh Corp.	1,000	31,530
Badger Meter, Inc.^	3,300	131,406
Blount International, Inc.*	3,100	31,310
Bucyrus International, Inc.^	22,120	1,246,904
Chart Industries, Inc.*	5,800	95,990
China Fire & Security Group, Inc.*^	3,000	40,590
CLARCOR, Inc.^	4,300	139,492
Colfax Corp.*	1,700	20,468
Crane Co.^	5,800	177,596
Donaldson Co., Inc.	17,400	740,196
Duoyuan Printing, Inc.*	600	4,830
Dynamic Materials Corp.	2,800	56,140
Energy Recovery, Inc.*	7,400	50,912
ESCO Technologies, Inc.^	6,000	215,100
Flanders Corp.*^	3,900	17,394
Flow International Corp.*^	9,100	28,028
Force Protection, Inc.*	16,200	84,402
Gorman-Rupp Co.^	2,100	58,044
Graco, Inc.	6,200	177,134
Graham Corp.	1,400	28,980
Hansen Transmissions International NV*	567,996	999,352
Harsco Corp.	13,400	431,882
Hurco Cos., Inc.*	200	2,960
IDEX Corp.^	31,430	979,045
Illinois Tool Works, Inc.	27,773	1,332,826
Ingersoll-Rand plc	65,400	2,337,396

	Number of Shares	Value (Note 1)

Joy Global, Inc.^	11,940	$615,985
Kaydon Corp.	15,400	550,704
K-Tron International, Inc.*^	400	43,496
Lincoln Electric Holdings, Inc.	14,940	798,692
Lindsay Corp.	2,700	107,595
Met-Pro Corp.	2,400	25,488
Middleby Corp.*^	3,800	186,276
Navistar International Corp.*	14,200	548,830
Nordson Corp.	2,600	159,068
Omega Flex, Inc.^	600	8,400
Pall Corp.	26,600	962,920
Pentair, Inc.	6,200	200,260
PMFG, Inc.*^	3,100	50,251
Portec Rail Products, Inc.	800	8,568
RBC Bearings, Inc.*	22,800	554,724
Robbins & Myers, Inc.	500	11,760
SmartHeat, Inc.*^	1,700	24,684
Snap-On, Inc.	3,700	156,362
Sun Hydraulics Corp.^	1,300	34,125
Tennant Co.	4,300	112,617
Toro Co.^	8,100	338,661
Trimas Corp.*	2,300	15,571
Valmont Industries, Inc.	11,940	936,693
Wabtec Corp.	22,500	918,900

		17,681,236

Marine (0.1%)
Kirby Corp.*^	19,000	661,770

Professional Services (1.5%)
Acacia Research Corp. - Acacia Technologies*^	7,400	67,414
Administaff, Inc.	4,800	113,232
Advisory Board Co.*	3,700	113,442
CBIZ, Inc.*	10,200	78,540
CDI Corp.	300	3,885
Corporate Executive Board Co.	7,800	177,996
CoStar Group, Inc.*^	4,500	187,965
CRA International, Inc.*	2,100	55,965
Diamond Management & Technology Consultants, Inc.	5,600	41,272
Equifax, Inc.	22,300	688,847
Exponent, Inc.*	3,000	83,520
Franklin Covey Co.*	2,600	16,380
FTI Consulting, Inc.*	30,000	1,414,800
GP Strategies Corp.*	2,500	18,825
Hill International, Inc.*	4,500	28,080
Huron Consulting Group, Inc.*	18,100	417,024
ICF International, Inc.*^	21,600	578,880
IHS, Inc., Class A*	10,800	591,948
Kelly Services, Inc., Class A*	700	8,351
Korn/Ferry International*	600	9,900
Mistras Group, Inc.*	1,400	21,084
Monster Worldwide, Inc.*^	16,700	290,580
Navigant Consulting, Inc.*	11,400	169,404
Odyssey Marine Exploration, Inc.*	13,500	19,035
On Assignment, Inc.*	1,000	7,150
Resources Connection, Inc.*^	36,100	766,042
Robert Half International, Inc.	34,500	922,185
School Specialty, Inc.*	1,400	32,746

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

VSE Corp.	700	$31,556
Watson Wyatt Worldwide, Inc., Class A	8,000	380,160

		7,336,208

Road & Rail (1.5%)
Avis Budget Group, Inc.*	13,800	181,056
Celadon Group, Inc.*	4,500	48,825
Con-way, Inc.	3,800	132,658
Genesee & Wyoming, Inc., Class A*	21,900	714,816
Heartland Express, Inc.^	7,400	112,998
J.B. Hunt Transport Services, Inc.^	53,160	1,715,473
Kansas City Southern*	9,400	312,926
Knight Transportation, Inc.^	66,030	1,273,719
Landstar System, Inc.	11,600	449,732
Localiza Rent a Car S.A.	121,400	1,339,873
Marten Transport Ltd.*	3,300	59,235
Old Dominion Freight Line, Inc.*	1,100	33,770
Patriot Transportation Holding, Inc.*	200	18,892
RailAmerica, Inc.*	81,800	997,960
USA Truck, Inc.*	1,400	17,528

		7,409,461

Trading Companies & Distributors (0.3%)
Beacon Roofing Supply, Inc.*	8,500	136,000
GATX Corp.^	4,700	135,125
Houston Wire & Cable Co.	1,900	22,610
Kaman Corp.	5,100	117,759
MSC Industrial Direct Co., Class A	9,700	455,900
RSC Holdings, Inc.*	10,900	76,736
Rush Enterprises, Inc., Class A*^	1,800	21,402
Titan Machinery, Inc.*^	3,000	34,620
Watsco, Inc.	5,600	274,288
WESCO International, Inc.*	5,200	140,452

		1,414,892

Total Industrials		68,784,923

Information Technology (27.0%)
Communications Equipment (2.8%)
3Com Corp.*	71,700	537,750
Acme Packet, Inc.*	8,500	93,500
ADC Telecommunications, Inc.*^	4,700	29,187
ADTRAN, Inc.^	9,700	218,735
Airvana, Inc.*	2,900	22,040
Anaren, Inc.*	3,200	48,160
Arris Group, Inc.*	21,100	241,173
Aruba Networks, Inc.*^	13,200	140,712
BigBand Networks, Inc.*	7,700	26,488
Blue Coat Systems, Inc.*	40,800	1,164,432
Brocade Communications Systems, Inc.*^	33,300	254,079
Ciena Corp.*^	2,500	27,100
Comtech Telecommunications Corp.*	6,500	227,825
DG FastChannel, Inc.*^	4,800	134,064
Digi International, Inc.*^	2,000	18,240
EMS Technologies, Inc.*	2,700	39,150

	Number of Shares	Value (Note 1)

Emulex Corp.*	17,300	$188,570
F5 Networks, Inc.*	35,080	1,858,539
Finisar Corp.*^	54,812	488,923
Harmonic, Inc.*	17,000	107,610
Hughes Communications, Inc.*	2,100	54,663
Infinera Corp.*^	18,900	167,643
InterDigital, Inc.*^	9,900	262,746
Ixia*	122,200	909,168
JDS Uniphase Corp.*	25,500	210,375
Juniper Networks, Inc.*	40,900	1,090,803
KVH Industries, Inc.*	3,300	48,675
Loral Space & Communications, Inc.*	2,500	79,025
NETGEAR, Inc.*	2,100	45,549
Network Equipment Technologies, Inc.*^	3,700	14,985
Oplink Communications, Inc.*	3,300	54,087
Opnext, Inc.*	1,100	2,090
Palm, Inc.*^	55,200	554,208
Parkervision, Inc.*	6,400	11,712
Plantronics, Inc.	9,900	257,202
Polycom, Inc.*	47,100	1,176,087
Riverbed Technology, Inc.*	50,400	1,157,688
SeaChange International, Inc.*	4,100	26,937
ShoreTel, Inc.*^	9,600	55,488
Tekelec*	4,900	74,872
ViaSat, Inc.*	44,800	1,423,744

		13,544,024

Computers & Peripherals (2.1%)
3PAR, Inc.*^	5,900	69,915
ActivIdentity Corp.*	3,800	8,930
Avid Technology, Inc.*	1,400	17,864
Compellent Technologies, Inc.*^	3,900	88,452
Cray, Inc.*^	6,100	39,162
Diebold, Inc.	13,300	378,385
Imation Corp.*	700	6,104
Immersion Corp.*	7,000	31,990
Intermec, Inc.*	14,000	180,040
Isilon Systems, Inc.*	6,000	41,160
NCR Corp.*	35,800	398,454
NetApp, Inc.*	41,053	1,411,813
Netezza Corp.*	80,000	776,000
Novatel Wireless, Inc.*^	7,100	56,587
QLogic Corp.*	26,800	505,716
Quantum Corp.*	48,900	143,277
SanDisk Corp.*	54,400	1,577,056
Seagate Technology	205,176	3,732,151
Silicon Graphics International Corp.*	900	6,309
STEC, Inc.*^	5,800	94,772
Stratasys, Inc.*	4,500	77,760
Super Micro Computer, Inc.*	3,300	36,696
Synaptics, Inc.*^	7,900	242,135
Xyratex Ltd.*	20,300	270,193

		10,190,921

Electronic Equipment, Instruments & Components (2.6%)
Anixter International, Inc.*^	1,100	51,810
Arrow Electronics, Inc.*	11,200	331,632
Avnet, Inc.*	11,500	346,840
AVX Corp.	2,600	32,942

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Benchmark Electronics, Inc.*	1,600	$30,256
Brightpoint, Inc.*	11,600	85,260
Checkpoint Systems, Inc.*	2,300	35,075
China Security & Surveillance Technology, Inc.*^	5,900	45,076
Cogent, Inc.*	9,600	99,744
Cognex Corp.^	1,800	31,896
Coherent, Inc.*	18,400	547,032
Comverge, Inc.*	4,600	51,704
CPI International, Inc.*	200	2,648
CTS Corp.	400	3,848
Daktronics, Inc.^	7,100	65,391
DDi Corp.*	600	2,934
DTS, Inc.*	3,900	133,419
Echelon Corp.*^	5,200	60,112
FARO Technologies, Inc.*	50,000	1,072,000
FLIR Systems, Inc.*^	52,900	1,730,888
ICx Technologies, Inc.*	2,100	19,992
Insight Enterprises, Inc.*	1,500	17,130
IPG Photonics Corp.*^	5,400	90,396
Itron, Inc.*	8,300	560,831
Jabil Circuit, Inc.	126,300	2,193,831
L-1 Identity Solutions, Inc.*^	13,000	97,370
Maxwell Technologies, Inc.*	5,200	92,768
Methode Electronics, Inc.	1,000	8,680
Molex, Inc.	2,400	51,720
MTS Systems Corp.	400	11,496
Multi-Fineline Electronix, Inc.*	2,300	65,251
National Instruments Corp.	40,100	1,180,945
OSI Systems, Inc.*	2,700	73,656
PAR Technology Corp.*	1,400	8,092
Park Electrochemical Corp.	3,000	82,920
PC Mall, Inc.*	100	522
Plexus Corp.*	3,100	88,350
RadiSys Corp.*	5,100	48,705
RAE Systems, Inc.*	10,100	11,110
Rofin-Sinar Technologies, Inc.*	3,000	70,830
Rogers Corp.*	900	27,279
Scansource, Inc.*	400	10,680
SYNNEX Corp.*^	1,000	30,660
Trimble Navigation Ltd.*	111,530	2,810,556
Universal Display Corp.*^	6,900	85,284
Vishay Intertechnology, Inc.*	9,200	76,820

		12,576,381

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*^	39,000	987,870
Ancestry.com, Inc.*	1,300	18,213
Archipelago Learning, Inc.*	1,600	33,120
Art Technology Group, Inc.*^	222,628	1,004,052
comScore, Inc.*	5,000	87,750
Constant Contact, Inc.*^	5,400	86,400
DealerTrack Holdings, Inc.*	76,100	1,429,919
Dice Holdings, Inc.*	3,800	24,890
Digital River, Inc.*	7,000	188,930
DivX, Inc.*	79,300	447,252
EarthLink, Inc.^	3,300	27,423
Equinix, Inc.*^	26,879	2,853,206
GSI Commerce, Inc.*^	41,100	1,043,529
IAC/InterActiveCorp*	9,500	194,560
Imergent, Inc.	2,000	12,140

	Number of Shares	Value (Note 1)

InfoSpace, Inc.*	4,800	$41,136
Innodata Isogen, Inc.*	5,300	29,362
Internet Brands, Inc., Class A*^	2,700	21,141
Internet Capital Group, Inc.*	4,800	31,920
j2 Global Communications, Inc.*	9,400	191,290
Keynote Systems, Inc.	1,400	15,274
Knot, Inc.*	7,000	70,490
Limelight Networks, Inc.*	8,200	32,226
Liquidity Services, Inc.*	3,100	31,217
LivePerson, Inc.*	8,800	61,336
LogMeIn, Inc.*	1,300	25,935
LoopNet, Inc.*	4,400	43,736
Marchex, Inc., Class B	1,500	7,620
MercadoLibre, Inc.*	5,900	306,033
ModusLink Global Solutions, Inc.*	600	5,646
Move, Inc.*^	36,000	59,760
NIC, Inc.	11,700	106,938
OpenTable, Inc.*	700	17,822
Openwave Systems, Inc.*	6,200	14,136
Perficient, Inc.*	1,500	12,645
Rackspace Hosting, Inc.*^	71,950	1,500,157
RealNetworks, Inc.*	9,900	36,729
Saba Software, Inc.*	6,100	25,254
SAVVIS, Inc.*	8,400	118,020
Sohu.com, Inc.*	6,800	389,504
support.com, Inc.*	800	2,112
Switch & Data Facilities Co., Inc.*	4,800	97,008
Terremark Worldwide, Inc.*^	13,500	92,340
Travelzoo, Inc.*	1,400	17,206
ValueClick, Inc.*	20,000	202,400
VistaPrint NV*^	42,824	2,426,408
Vocus, Inc.*	3,800	68,400
WebMD Health Corp.*	12,232	470,810
Zix Corp.*	15,800	27,018

		15,038,283

IT Services (2.8%)
Acxiom Corp.*	12,500	167,750
Alliance Data Systems Corp.*	12,000	775,080
Broadridge Financial Solutions, Inc.	19,700	444,432
CACI International, Inc., Class A*	800	39,080
Cass Information Systems, Inc.^	1,800	54,720
China Information Security Technology, Inc.*	4,700	28,952
Computer Task Group, Inc.*	2,400	19,224
Convergys Corp.*	3,200	34,400
CSG Systems International, Inc.*	4,900	93,541
Cybersource Corp.*	90,800	1,825,988
DST Systems, Inc.*	7,600	330,980
Echo Global Logistics, Inc.*^	35,700	453,033
eLoyalty Corp.*	1,600	10,992
Euronet Worldwide, Inc.*	9,600	210,720
ExlService Holdings, Inc.*	3,100	56,296
Forrester Research, Inc.*	3,600	93,420
Gartner, Inc.*	13,600	245,344
Genpact Ltd.*	14,500	216,050
Global Cash Access Holdings, Inc.*	75,000	561,750

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Global Payments, Inc.	18,200	$980,252
Hackett Group, Inc.*	3,000	8,340
Heartland Payment Systems, Inc.	8,700	114,231
Hewitt Associates, Inc., Class A*	18,800	794,488
iGATE Corp.	5,300	53,000
infoGROUP, Inc.*	4,600	36,892
Integral Systems, Inc.*^	1,100	9,526
Lionbridge Technologies, Inc.*^	14,300	32,890
ManTech International Corp., Class A*	4,000	193,120
MAXIMUS, Inc.	3,700	185,000
MoneyGram International, Inc.*^	15,600	44,928
NCI, Inc., Class A*	1,600	44,240
NeuStar, Inc., Class A*	16,300	375,552
Online Resources Corp.*	3,500	18,410
RightNow Technologies, Inc.*	5,000	86,850
SAIC, Inc.*	66,200	1,253,828
Sapient Corp.*	140,856	1,164,879
SRA International, Inc., Class A*	2,800	53,480
StarTek, Inc.*	500	3,740
Syntel, Inc.^	3,000	114,090
TeleTech Holdings, Inc.*	7,300	146,219
Tier Technologies, Inc., Class B*	2,300	18,400
TNS, Inc.*	5,700	146,433
Total System Services, Inc.	26,400	455,928
Unisys Corp.*	520	20,051
VeriFone Holdings, Inc.*	16,300	266,994
Virtusa Corp.*	1,800	16,308
Western Union Co.	50,363	949,343
Wright Express Corp.*	8,800	280,368

		13,529,532

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	12,200	345,992

Semiconductors & Semiconductor Equipment (7.1%)
Actel Corp.*	2,000	23,760
Advanced Analogic Technologies, Inc.*	10,600	41,764
Advanced Energy Industries, Inc.*	6,000	90,480
Advanced Micro Devices, Inc.*	66,500	643,720
Amkor Technology, Inc.*^	24,700	176,852
ANADIGICS, Inc.*	12,300	51,906
Applied Micro Circuits Corp.*^	15,300	114,291
Atheros Communications, Inc.*	112,051	3,836,626
ATMI, Inc.*	2,300	42,826
Broadcom Corp., Class A*	36,900	1,160,505
Cabot Microelectronics Corp.*^	600	19,776
Cavium Networks, Inc.*	8,200	195,406
CEVA, Inc.*	3,500	45,010
Cirrus Logic, Inc.*	15,200	103,664
Cree, Inc.*	23,300	1,313,421
Cymer, Inc.*	13,000	498,940
Cypress Semiconductor Corp.*^	142,670	1,506,595
Diodes, Inc.*	7,400	151,330
Entropic Communications, Inc.*	13,200	40,524
Exar Corp.*	1,000	7,110
Fairchild Semiconductor International, Inc.*	88,900	888,111
FEI Co.*	8,000	186,880

	Number of Shares	Value (Note 1)

FormFactor, Inc.*	53,800	$1,170,688
Hittite Microwave Corp.*^	17,580	716,385
Integrated Device Technology, Inc.*	7,500	48,525
International Rectifier Corp.*	7,400	163,688
Intersil Corp., Class A^	13,800	211,692
IXYS Corp.*	4,100	30,422
Kopin Corp.*	15,700	65,626
Kulicke & Soffa Industries, Inc.*^	15,800	85,162
Lattice Semiconductor Corp.*	2,400	6,480
Marvell Technology Group Ltd.*	75,780	1,572,435
Maxim Integrated Products, Inc.	68,321	1,386,916
MEMSIC, Inc.*	300	984
Micrel, Inc.	4,600	37,720
Microsemi Corp.*	68,400	1,214,100
Microtune, Inc.*^	6,200	14,012
MIPS Technologies, Inc.*	11,200	48,944
Monolithic Power Systems, Inc.*^	7,700	184,569
Netlogic Microsystems, Inc.*	23,900	1,105,614
Novellus Systems, Inc.*	13,300	310,422
NVE Corp.*	1,100	45,441
ON Semiconductor Corp.*^	200,360	1,765,172
PLX Technology, Inc.*	7,400	23,902
Power Integrations, Inc.	30,100	1,094,436
Rambus, Inc.*^	23,600	575,840
RF Micro Devices, Inc.*	415,270	1,980,838
Rubicon Technology, Inc.*^	2,600	52,806
Rudolph Technologies, Inc.*	2,500	16,800
Semtech Corp.*	13,800	234,738
Sigma Designs, Inc.*	4,500	48,150
Silicon Laboratories, Inc.*^	36,600	1,769,244
Skyworks Solutions, Inc.*	192,400	2,730,156
Standard Microsystems Corp.*	1,400	29,092
Supertex, Inc.*	2,400	71,520
Techwell, Inc.*	3,100	40,920
Teradyne, Inc.*^	39,500	423,835
Tessera Technologies, Inc.*	11,000	255,970
TriQuint Semiconductor, Inc.*	138,500	831,000
Ultratech, Inc.*	5,400	80,244
Varian Semiconductor Equipment Associates, Inc.*	50,125	1,798,485
Veeco Instruments, Inc.*	15,200	502,208
Virage Logic Corp.*^	300	1,650
Volterra Semiconductor Corp.*	5,200	99,424
Zoran Corp.*	8,600	95,030

		34,080,782

Software (6.3%)
ACI Worldwide, Inc.*	7,900	135,485
Actuate Corp.*	10,900	46,652
Adobe Systems, Inc.*	30,220	1,111,491
Advent Software, Inc.*^	3,500	142,555
American Software, Inc., Class A	4,800	28,800
ANSYS, Inc.*^	46,300	2,012,198
ArcSight, Inc.*	30,600	782,748
Ariba, Inc.*	19,700	246,644
AsiaInfo Holdings, Inc.*^	6,600	201,102
Blackbaud, Inc.	10,000	236,300
Blackboard, Inc.*	7,200	326,808
BMC Software, Inc.*	23,060	924,706
Bottomline Technologies, Inc.*	88,300	1,551,431

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Cadence Design Systems, Inc.*	60,100	$359,999
Callidus Software, Inc.*	2,000	6,040
China TransInfo Technology Corp.*	2,200	17,974
Chordiant Software, Inc.*	7,300	20,075
CommVault Systems, Inc.*	9,400	222,686
Concur Technologies, Inc.*^	43,948	1,878,777
Deltek, Inc.*	3,547	27,596
DemandTec, Inc.*^	4,700	41,219
Double-Take Software, Inc.*	3,700	36,963
Ebix, Inc.*^	1,500	73,245
EPIQ Systems, Inc.*^	7,500	104,925
ePlus, Inc.*	100	1,651
FactSet Research Systems, Inc.	9,400	619,178
FalconStor Software, Inc.*	7,500	30,450
Fortinet, Inc.*	20,300	356,671
GSE Systems, Inc.*	4,000	21,920
i2 Technologies, Inc.*	3,000	57,360
Informatica Corp.*^	54,808	1,417,335
Interactive Intelligence, Inc.*	2,900	53,476
Jack Henry & Associates, Inc.^	18,900	436,968
JDA Software Group, Inc.*	4,600	117,162
Kenexa Corp.*^	5,200	67,860
Lawson Software, Inc.*	13,000	86,450
Manhattan Associates, Inc.*	5,300	127,359
McAfee, Inc.*	24,618	998,752
Mentor Graphics Corp.*^	1,600	14,128
MICROS Systems, Inc.*	18,200	564,746
MicroStrategy, Inc., Class A*	2,100	197,442
Net 1 UEPS Technologies, Inc.*^	7,200	139,824
NetScout Systems, Inc.*	5,200	76,128
NetSuite, Inc.*	3,900	62,322
Novell, Inc.*	36,500	151,475
Nuance Communications, Inc.*	118,500	1,841,490
Opnet Technologies, Inc.	2,900	35,351
Parametric Technology Corp.*	26,500	433,010
Pegasystems, Inc.	3,500	119,000
Phoenix Technologies Ltd.*	7,600	20,900
Progress Software Corp.*	9,200	268,732
PROS Holdings, Inc.*	4,200	43,470
QAD, Inc.	3,547	21,672
Quest Software, Inc.*	55,100	1,013,840
Radiant Systems, Inc.*	6,100	63,440
Red Hat, Inc.*	85,763	2,650,077
Renaissance Learning, Inc.^	1,600	18,176
Rosetta Stone, Inc.*^	1,600	28,720
Rovi Corp.*	15,800	503,546
S1 Corp.*	11,500	74,980
Smith Micro Software, Inc.*^	6,200	56,668
SolarWinds, Inc.*^	19,500	448,695
Solera Holdings, Inc.	15,700	565,357
SonicWALL, Inc.*	900	6,849
Sourcefire, Inc.*	5,100	136,425
SRS Labs, Inc.*	2,900	21,257
SuccessFactors, Inc.*	58,683	972,964
Sybase, Inc.*	18,800	815,920
Symyx Technologies, Inc.*	6,800	37,400
Synchronoss Technologies, Inc.*	3,700	58,497
Synopsys, Inc.*	20,400	454,512
Take-Two Interactive Software, Inc.*^	2,600	26,130

	Number of Shares	Value (Note 1)

Taleo Corp., Class A*	53,400	$1,255,968
TeleCommunication Systems, Inc., Class A*	8,400	81,312
THQ, Inc.*^	11,700	58,968
TIBCO Software, Inc.*	99,600	959,148
TiVo, Inc.*	24,000	244,320
Tyler Technologies, Inc.*^	7,100	141,361
Ultimate Software Group, Inc.*	5,700	167,409
Unica Corp.*	2,900	22,475
VASCO Data Security International, Inc.*	5,100	31,977
Websense, Inc.*	10,000	174,600

		30,009,692

Total Information Technology		129,315,607

Materials (4.1%)
Chemicals (2.2%)
Airgas, Inc.	14,000	666,400
Albemarle Corp.^	1,300	47,281
American Vanguard Corp.	600	4,980
Arch Chemicals, Inc.	1,000	30,880
Ashland, Inc.	1,300	51,506
Balchem Corp.	4,300	144,093
Calgon Carbon Corp.*	46,660	648,574
CF Industries Holdings, Inc.	12,200	1,107,516
China Green Agriculture, Inc.*^	2,000	29,400
Hawkins, Inc.^	1,700	37,111
Huabao International Holdings Ltd.	1,284,720	1,385,279
International Flavors & Fragrances, Inc.	16,800	691,152
Intrepid Potash, Inc.*^	51,260	1,495,254
Koppers Holdings, Inc.	3,000	91,320
Landec Corp.*	5,300	33,072
LSB Industries, Inc.*	4,000	56,400
Lubrizol Corp.	13,300	970,235
Nalco Holding Co.	31,200	795,912
NewMarket Corp.	2,300	263,971
NL Industries, Inc.^	1,100	7,634
Olin Corp.^	1,800	31,536
Omnova Solutions, Inc.*	10,200	62,526
PolyOne Corp.*	4,100	30,627
RPM International, Inc.	15,300	311,049
Scotts Miracle-Gro Co., Class A	10,100	397,031
Solutia, Inc.*	44,300	562,610
Stepan Co.	1,600	103,696
STR Holdings, Inc.*	1,800	28,278
Terra Industries, Inc.	15,400	495,726
Valhi, Inc.^	600	8,382
W.R. Grace & Co.*^	4,900	124,215
Zep, Inc.	5,000	86,600

		10,800,246

Construction Materials (0.4%)
Eagle Materials, Inc.^	59,600	1,552,580
Martin Marietta Materials, Inc.	3,900	348,699
United States Lime & Minerals, Inc.*^	300	10,359

		1,911,638

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Containers & Packaging (0.6%)
AEP Industries, Inc.*	1,200	$45,936
Ball Corp.	13,800	713,460
Boise, Inc.*	3,500	18,585
Bway Holding Co.*	200	3,844
Crown Holdings, Inc.*	36,100	923,438
Packaging Corp. of America	2,500	57,525
Pactiv Corp.*	24,400	589,016
Rock-Tenn Co., Class A	7,600	383,116
Silgan Holdings, Inc.	3,200	185,216

		2,920,136

Metals & Mining (0.9%)
Allied Nevada Gold Corp.*^	10,700	161,356
AMCOL International Corp.	1,300	36,946
Cliffs Natural Resources, Inc.	25,600	1,179,904
Compass Minerals International, Inc.^	4,000	268,760
General Steel Holdings, Inc.*	700	3,087
Paramount Gold and Silver Corp.*	13,200	19,140
Royal Gold, Inc.	2,300	108,330
Schnitzer Steel Industries, Inc., Class A	3,900	186,030
Steel Dynamics, Inc.	60,100	1,064,972
Stillwater Mining Co.*^	700	6,636
Walter Energy, Inc.	11,900	896,189
Worthington Industries, Inc.	12,500	163,375

		4,094,725

Paper & Forest Products (0.0%)
Clearwater Paper Corp.*	200	10,994
Deltic Timber Corp.	1,800	83,124
Wausau Paper Corp.	4,100	47,560

		141,678

Total Materials		19,868,423

Telecommunication Services (1.5%)
Diversified Telecommunication Services (0.6%)
AboveNet, Inc.*	2,900	188,616
Alaska Communications Systems Group, Inc.	10,300	82,194
Cbeyond, Inc.*^	5,300	83,475
Cincinnati Bell, Inc.*	9,800	33,810
Cogent Communications Group, Inc.*	10,200	100,572
Consolidated Communications Holdings, Inc.^	2,800	49,000
Frontier Communications Corp.	31,300	244,453
General Communication, Inc., Class A*	6,000	38,280
Global Crossing Ltd.*	5,800	82,650
HickoryTech Corp.^	3,300	29,139
inContact, Inc.*	6,800	19,924
Iowa Telecommunications Services, Inc.	1,100	18,436
Neutral Tandem, Inc.*	7,600	172,900
PAETEC Holding Corp.*	28,400	117,860
Premiere Global Services, Inc.*	11,100	91,575
tw telecom, Inc.*^	75,800	1,299,212

		2,652,096

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.9%)
American Tower Corp., Class A*	26,640	$1,151,115
Leap Wireless International, Inc.*	10,200	179,010
NTELOS Holdings Corp.	6,900	122,958
SBA Communications Corp., Class A*^	76,740	2,621,438
Shenandoah Telecommunications Co.	5,300	107,855
Syniverse Holdings, Inc.*	13,100	228,988
USA Mobility, Inc.	4,700	51,747

		4,463,111

Total Telecommunication Services		7,115,207

Utilities (0.5%)
Electric Utilities (0.2%)
DPL, Inc.	3,200	88,320
ITC Holdings Corp.^	11,200	583,408
NV Energy, Inc.	22,600	279,788

		951,516

Gas Utilities (0.0%)
New Jersey Resources Corp.	1,500	56,100
Piedmont Natural Gas Co., Inc.^	1,100	29,425
South Jersey Industries, Inc.^	700	26,726

		112,251

Independent Power Producers & Energy Traders (0.0%)
Ormat Technologies, Inc.	4,500	170,280
U.S. Geothermal, Inc.*	11,300	17,289

		187,569

Multi-Utilities (0.3%)
CenterPoint Energy, Inc.	74,000	1,073,740
Integrys Energy Group, Inc.	3,800	159,562

		1,233,302

Water Utilities (0.0%)
American Water Works Co., Inc.	2,100	47,061
Cadiz, Inc.*	2,900	34,713
California Water Service Group	400	14,728
Connecticut Water Service, Inc.	100	2,477
Consolidated Water Co., Ltd.	1,200	17,148
Pennichuck Corp.	200	4,226
York Water Co.^	1,100	15,961

		136,314

Total Utilities		2,620,952

Total Common Stocks (98.7%) (Cost $376,624,305)		473,154,475

	Number of Rights	Value (Note 1)
RIGHTS:
Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*^ (Cost $—)	4,672	1,143

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10#(p)	$730,000	$729,940

Short-Term Investments of Cash Collateral for Securities Loaned (3.6%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	9,527,238	9,527,239
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	2,419,984	471,897
Monumental Global Funding II 0.43%, 5/26/10(l)	4,550,000	4,459,455
Pricoa Global Funding I 0.40%, 6/25/10(l)	2,899,858	2,857,827

Total Short-Term Investments of Cash Collateral for Securities Loaned		17,316,418

Time Deposit (1.9%)
JPMorgan Chase Nassau 0.000%, 1/4/10	8,888,926	8,888,926

Total Short-Term Investments (5.6%) (Cost/Amortized Cost $29,015,979)		26,935,284

Total Investments (104.3%) (Cost/Amortized Cost $405,640,284)		500,090,902
Other Assets Less Liabilities (-4.3%)		(20,786,440)

Net Assets (100%)		$479,304,462

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $152 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $729,940.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $9,717,864.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	25	March-10	$883,331	$929,375	$46,044
Russell 2000 Mini Index	49	March-10	2,912,153	3,057,110	144,957
S&P MidCap 400 E-Mini Index	30	March-10	2,072,037	2,174,700	102,663

					$293,664

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$89,832,745	$1,240,504	$—	$91,073,249
Consumer Staples	16,867,918	—	—	16,867,918
Energy	21,739,277	400,732	—	22,140,009
Financials	30,663,655	937,759	152	31,601,566
Health Care	81,683,363	2,083,258	—	83,766,621
Industrials	66,445,698	2,339,225	—	68,784,923
Information Technology	129,315,607	—	—	129,315,607
Materials	18,483,144	1,385,279	—	19,868,423
Telecommunication Services	7,115,207	—	—	7,115,207
Utilities	2,620,952	—	—	2,620,952
Futures	293,664	—	—	293,664
Rights
Industrials	1,143	—	—	1,143
Short-Term Investments	—	26,935,284	—	26,935,284

Total Assets	$465,062,373	$35,322,041	$152	$500,384,566

Total Liabilities	$—	$—	$—	$—

Total	$465,062,373	$35,322,041	$152	$500,384,566

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Health Care
Balance as of 12/31/08	$—	$417,652
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	152	(417,652)

Balance as of 12/31/09	$152	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$152

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	293,664	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$293,664

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,748,408	—	—	1,748,408
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,748,408	$—	$—	$1,748,408

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	293,664	—	—	293,664
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$293,664	$—	$—	$293,664

The Portfolio held futures contracts with an average notional balance of approximately $5,512,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$508,640,373
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$602,100,464

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,895,583
Aggregate gross unrealized depreciation	(14,117,494)

Net unrealized appreciation	$87,778,089

Federal income tax cost of investments	$412,312,813

At December 31, 2009, the Portfolio had loaned securities with a total value of $18,738,730. This was secured by collateral of $19,397,080 which was received as cash and subsequently invested in short-term investments currently valued at $17,316,418, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $2,213 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $174,298,838 of which $25,170,348 expires in the year 2016, and $149,128,490 expires in the year 2017.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $405,640,284)
(Securities on loan at market value $18,738,730)	$500,090,902
Receivable for securities sold	1,049,522
Dividends, interest and other receivables	170,260
Receivable from Separate Accounts for Trust shares sold	143,682
Other assets	1,620

Total assets	501,455,986

LIABILITIES
Payable for return of cash collateral on securities loaned	19,397,080
Payable for securities purchased	1,558,144
Payable to Separate Accounts for Trust shares redeemed	539,239
Investment management fees payable	315,909
Distribution fees payable - Class B	82,008
Administrative fees payable	73,587
Variation margin payable on futures contracts	69,920
Trustees’ fees payable	10,839
Accrued expenses	104,798

Total liabilities	22,151,524

NET ASSETS	$479,304,462

Net assets were comprised of:
Paid in capital	$565,958,862
Accumulated undistributed net investment income (loss)	(93,148)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(181,304,913)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	94,743,661

Net assets	$479,304,462

Class A
Net asset value, offering and redemption price per share, $84,705,302 / 11,658,213 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.27

Class B
Net asset value, offering and redemption price per share, $394,599,160 / 55,708,968 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $11,453 foreign withholding tax)	$2,847,692
Interest	1,318
Securities lending (net)	294,310

Total income	3,143,320

EXPENSES
Investment management fees	3,426,533
Distribution fees - Class B	821,354
Administrative fees	809,366
Custodian fees	199,000
Printing and mailing expenses	73,145
Professional fees	61,345
Trustees’ fees	6,232
Miscellaneous	14,435

Gross expenses	5,411,410
Less: Fees paid indirectly	(846,456)

Net expenses	4,564,954

NET INVESTMENT INCOME (LOSS)	(1,421,634)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(102,792,684)
Foreign currency transactions	(93,692)
Futures	1,748,408

Net realized gain (loss)	(101,137,968)

Change in unrealized appreciation (depreciation) on:
Securities	245,691,298
Foreign currency translations	(768)
Futures	293,664

Net change in unrealized appreciation (depreciation)	245,984,194

NET REALIZED AND UNREALIZED GAIN (LOSS)	144,846,226

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,424,592

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,421,634)	$(4,389,061)
Net realized gain (loss) on investments, futures and foreign currency transactions	(101,137,968)	(76,951,975)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	245,984,194	(268,837,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,424,592	(350,178,832)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	—	(2,516,275)
Class B	—	(4,656,218)

TOTAL DISTRIBUTIONS	—	(7,172,493)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,587,566 and 4,893,136 shares, respectively ]	8,779,900	37,042,881
Capital shares issued in reinvestment of distributions [ 0 and 317,947 shares, respectively ]	—	2,516,275
Capital shares repurchased [ (19,607,586) and (8,745,164) shares, respectively ]	(100,318,900)	(68,166,773)

Total Class A transactions	(91,539,000)	(28,607,617)

Class B
Capital shares sold [ 8,202,871 and 7,796,683 shares, respectively ]	46,016,657	55,365,033
Capital shares issued in reinvestment of distributions [ 0 and 601,367 shares, respectively ]	—	4,656,218
Capital shares repurchased [ (10,212,029) and (12,662,453) shares, respectively ]	(58,168,009)	(92,186,358)

Total Class B transactions	(12,151,352)	(32,165,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(103,690,352)	(60,772,724)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,734,240	(418,124,049)
NET ASSETS:
Beginning of year	439,570,222	857,694,271

End of year (a)	$479,304,462	$439,570,222

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(93,148)	$(13,351)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.11		$9.13		$9.04		$9.12		$9.63

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	(0.04	)(e)	(0.07	)(e)	(0.07	)(e)	(0.08	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.16		(3.90)		1.14		0.96		0.89

Total from investment operations	2.16		(3.94)		1.07		0.89		0.81

Less distributions:
Distributions from net realized gains	—		(0.08)		(0.98)		(0.97)		(1.32)

Net asset value, end of year	$7.27		$5.11		$9.13		$9.04		$9.12

Total return	42.27%		(43.47)%		12.22%		9.83%		8.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,705		$151,539		$303,194		$230,585		$223,527
Ratio of expenses to average net assets:
After fees paid indirectly	0.78%		1.21%		1.27%		1.26%		1.30%
Before fees paid indirectly	1.07%		1.31%		1.30%		1.30%		1.35%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.05)%		(0.50)%		(0.67)%		(0.74)%		(0.84)%
Before fees paid indirectly	(0.34)%		(0.61)%		(0.70)%		(0.78)%		(0.89)%
Portfolio turnover rate	122%		128%		81%		77%		87%

	Year Ended December 31,
Class B	2009		2008		2007		2006		2005
Net asset value, beginning of year	$4.99		$8.95		$8.90		$9.01		$9.55

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)	(0.05	)(e)	(0.09	)(e)	(0.09	)(e)	(0.10	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.11		(3.83)		1.12		0.95		0.88

Total from investment operations	2.09		(3.88)		1.03		0.86		0.78

Less distributions:
Distributions from net realized gains	—		(0.08)		(0.98)		(0.97)		(1.32)

Net asset value, end of year	$7.08		$4.99		$8.95		$8.90		$9.01

Total return	41.88%		(43.68)%		11.97%		9.62%		8.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,599		$288,031		$554,500		$543,139		$498,431
Ratio of expenses to average net assets:
After fees paid indirectly	1.15%		1.46%		1.52%		1.51%		1.55%
Before fees paid indirectly	1.32%		1.56	%(c)	1.55%		1.55%		1.60%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.42)%		(0.75)%		(0.93)%		(0.99)%		(1.09)%
Before fees paid indirectly	(0.59)%		(0.86)%		(0.96)%		(1.03)%		(1.14)%
Portfolio turnover rate	122%		128%		81%		77%		87%
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Rosenberg Investment Management LLC

➢	SSgA Funds Management, Inc.

➢	Tradewinds Global Investors, LLC

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	44.90%	2.91%	4.36%
Portfolio – Class B Shares	44.46	2.65	4.10
Russell 2500™ Value Index	27.68	0.84	6.51
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 44.90% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2500™ Value Index, returned 27.68% over the same period.

Asset Class Overview

Over the 12 months, the Russell 2500™ Value Index returned 27.68%. All sectors of the Russell 2500™ Value Index posted gains for the year led by the Information Technology, Consumer Discretionary and Telecom & Media sectors. Financial and Utilities lagged. Mid cap stocks outperformed both large cap and small cap stocks as measured by the S&P 400 MidCap, S&P 500, and Russell 2000® Indices, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2500™ Value Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Energy, Materials and Financial sectors contributed to relative performance on a positive basis.

•	A significant portion of the Portfolio’s relative out-performance was due to its underweight exposure to Financials.

•

The leading individual positive contributor was Ivanhoe Mines Ltd. (Materials sector), an international mining company with operations focused in Central Asia and the Asia Pacific region. The company jointly owns one of the largest undeveloped copper resources, the Oyu Tolgoi copper and gold deposit in Mongolia jointly with Rio Tinto PLC. Copper prices were up for the year and the stock benefited.

•

Another leading contributor to the Portfolio’s relative performance, Freeport-McMoRan Copper and Gold Inc., a copper, gold and molybdenum mining company with assets in Indonesia, North and South America and Africa also benefited from this rally.

•

The second best performer in the Portfolio was Whole Foods Market, Inc., a member of the Consumer Staples sector. The company owns and operates a chain of natural and organic food supermarkets in the United States. Its share price increased due to better than expected earnings each of the four quarters.

•

Tata Motors Limited ADR (Industrials sector), was the third best performer in the Portfolio. Tata is India’s largest truck maker whose principal activities are to manufacture and market commercial, utility and passenger vehicles. Vehicles sales rose, both locally and globally during the period.

What hurt performance during the year:

•	The Consumer Discretionary sector contributed to relative returns on a negative basis.

•

Owning Kinross Gold Corp (Materials sector); Sumitomo Trust and Banking Ltd. (Financial sector); Sekisui House Ltd (Consumer Discretionary sector) while the benchmark did not, proved detrimental to the Portfolio’s relative performance.

•	Delta Airlines Inc. (Industrials sector) and Platinum Underwriter Holdings Ltd. (Financial sector) also negatively impacted relative returns.

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Financials	20.8%
Industrials	12.4
Materials	11.6
Energy	11.1
Consumer Discretionary	9.8
Utilities	8.1
Information Technology	7.7
Health Care	6.9
Consumer Staples	6.1
Telecommunication Services	3.3
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,282.30	$4.83
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28
Class B
Actual	1,000.00	1,279.60	6.21
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.84% and 1.08% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.8%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.*	10,345	$82,967
ArvinMeritor, Inc.*	16,100	179,998
Autoliv, Inc.^	20,848	903,969
BorgWarner, Inc.	2,100	69,762
Dana Holding Corp.*	33,944	367,953
Dorman Products, Inc.*	2,700	42,282
Drew Industries, Inc.*^	1,813	37,438
Exide Technologies, Inc.*	12,600	89,586
Federal Mogul Corp.*	3,600	62,280
Hawk Corp., Class A*	1,100	19,371
Magna International, Inc., Class A	55,555	2,809,972
Modine Manufacturing Co.*^	11,200	132,608
Motorcar Parts of America, Inc.*	1,500	7,575
Raser Technologies, Inc.*	2,100	2,604
Spartan Motors, Inc.	12,300	69,249
Standard Motor Products, Inc.*^	1,800	15,336
Stoneridge, Inc.*	3,100	27,931
Superior Industries International, Inc.^	6,100	93,330
Tenneco, Inc.*	14,368	254,745
TRW Automotive Holdings Corp.*	29,840	712,579
WABCO Holdings, Inc.	1,800	46,422

		6,027,957

Automobiles (0.0%)
Thor Industries, Inc.	4,300	135,020
Winnebago Industries, Inc.*	6,300	76,860

		211,880

Distributors (0.0%)
Audiovox Corp., Class A*	4,700	33,323
Core-Mark Holding Co., Inc.*	1,800	59,328

		92,651

Diversified Consumer Services (0.3%)
Career Education Corp.*	1,162	27,086
CPI Corp.	1,000	12,280
Education Management Corp.*^	2,000	44,020
Hillenbrand, Inc.	9,500	178,980
Jackson Hewitt Tax Service, Inc.*	11,900	52,360
Mac-Gray Corp.*	3,020	31,106
Nobel Learning Communities, Inc.*	100	759
Regis Corp.	17,500	272,475
Service Corp. International	62,000	507,780
Sotheby’s, Inc.	1,400	31,472
Steiner Leisure Ltd.*	1,800	71,568
Stewart Enterprises, Inc., Class A^	20,100	103,515
Weight Watchers International, Inc.	7,500	218,700

		1,552,101

Hotels, Restaurants & Leisure (0.9%)
AFC Enterprises, Inc.*	5,700	46,512
Benihana, Inc., Class A*	1,700	6,443
Bluegreen Corp.*	4,700	11,374

	Number of Shares	Value (Note 1)

Bob Evans Farms, Inc.	10,403	$301,167
Boyd Gaming Corp.*	13,800	115,506
Brinker International, Inc.	18,000	268,560
Carrols Restaurant Group, Inc.*	2,000	14,140
CEC Entertainment, Inc.*	1,000	31,920
Choice Hotels International, Inc.	5,000	158,300
Churchill Downs, Inc.	2,300	85,905
CKE Restaurants, Inc.	1,300	10,998
Cracker Barrel Old Country Store, Inc.	2,700	102,573
Domino’s Pizza, Inc.*	8,900	74,582
Einstein Noah Restaurant Group, Inc.*^	500	4,915
Frisch’s Restaurants, Inc.	500	11,925
Gaylord Entertainment Co.*	9,600	189,600
Great Wolf Resorts, Inc.*^	7,500	17,775
International Speedway Corp., Class A	7,513	213,745
Interval Leisure Group, Inc.*	930	11,597
Lakes Entertainment, Inc.*	3,000	7,530
Landry’s Restaurants, Inc.*^	1,816	38,663
Life Time Fitness, Inc.*^	9,200	229,356
Luby’s, Inc.*	5,300	19,504
Marcus Corp.	4,900	62,818
McCormick & Schmick’s Seafood Restaurants, Inc.*	3,300	22,968
Monarch Casino & Resort, Inc.*^	600	4,860
Morgans Hotel Group Co.*	2,600	11,778
Multimedia Games, Inc.*	4,900	29,449
O’Charleys, Inc.*	4,776	31,283
Orient-Express Hotels Ltd., Class A*^	19,200	194,688
Papa John’s International, Inc.*	1,000	23,360
Penn National Gaming, Inc.*	16,500	448,470
Pinnacle Entertainment, Inc.*	6,970	62,590
Red Lion Hotels Corp.*	3,300	16,302
Red Robin Gourmet Burgers, Inc.*^	3,580	64,082
Ruby Tuesday, Inc.*^	27,570	198,504
Ruth’s Hospitality Group, Inc.*	2,000	4,180
Sonic Corp.*	1,700	17,119
Speedway Motorsports, Inc.	3,600	63,432
Steak n Shake Co.*^	325	105,339
Thomas Cook Group plc	137,642	511,174
Town Sports International Holdings, Inc.*^	1,600	3,728
Universal Travel Group*	300	3,042
Vail Resorts, Inc.*	7,400	279,720
Wendy’s/Arby’s Group, Inc., Class A	54,800	257,012
Wyndham Worldwide Corp.	24,289	489,909

		4,878,397

Household Durables (2.4%)
American Greetings Corp., Class A	9,900	215,721
Beazer Homes USA, Inc.*	9,600	46,464
Black & Decker Corp.	14,700	953,001
Blyth, Inc.	1,450	48,894
Brookfield Homes Corp.*	3,000	24,000
Cavco Industries, Inc.*^	1,600	57,472

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

CSS Industries, Inc.	2,000	$38,880
D.R. Horton, Inc.	67,769	736,649
Ethan Allen Interiors, Inc.^	6,500	87,230
Furniture Brands International, Inc.*	10,200	55,692
Harman International Industries, Inc.	7,500	264,600
Helen of Troy Ltd.*	7,600	185,896
Hooker Furniture Corp.	2,700	33,399
Hovnanian Enterprises, Inc., Class A*^	5,834	22,403
Jarden Corp.	24,208	748,269
KB Home^	17,700	242,136
La-Z-Boy, Inc.*	12,428	118,439
Leggett & Platt, Inc.	14,836	302,654
Lennar Corp., Class A	36,749	469,285
M.D.C. Holdings, Inc.	35,720	1,108,749
M/I Homes, Inc.*	4,300	44,677
Meritage Homes Corp.*	7,758	149,962
Mohawk Industries, Inc.*	13,700	652,120
NVR, Inc.*	1,181	839,348
Pulte Homes, Inc.*	73,972	739,720
Ryland Group, Inc.^	10,400	204,880
Sealy Corp.*^	10,800	34,128
Sekisui House Ltd. (ADR)	411,317	3,792,343
Skyline Corp.	1,900	34,960
Standard Pacific Corp.*	26,600	99,484
Stanley Furniture Co., Inc.*^	2,600	26,390
Toll Brothers, Inc.*^	67,200	1,264,032
Universal Electronics, Inc.*	900	20,898

		13,662,775

Internet & Catalog Retail (0.0%)
1-800-FLOWERS.COM, Inc., Class A*	5,400	14,310
Gaiam, Inc., Class A*	4,000	30,760
Orbitz Worldwide, Inc.*	5,945	43,636
Shutterfly, Inc.*	4,400	78,364
U.S. Auto Parts Network, Inc.*^	2,200	11,440
Vitacost.com, Inc.*	1,200	12,504

		191,014

Leisure Equipment & Products (0.4%)
Brunswick Corp.^	21,600	274,536
Callaway Golf Co.^	16,800	126,672
Eastman Kodak Co.*^	67,100	283,162
Hasbro, Inc.^	12,294	394,146
JAKKS Pacific, Inc.*	7,100	86,052
Leapfrog Enterprises, Inc.*	6,700	26,197
Marine Products Corp.^	2,500	12,325
Mattel, Inc.	28,700	573,426
Polaris Industries, Inc.^	400	17,452
Pool Corp.	5,600	106,848
RC2 Corp.*	5,700	84,075
Sport Supply Group, Inc.	1,700	21,403
Steinway Musical Instruments*	1,500	23,865
Sturm Ruger & Co., Inc.^	300	2,910

		2,033,069

Media (2.2%)
AH Belo Corp., Class A*	1,570	9,043
Alloy, Inc.*	1,600	12,448

	Number of Shares	Value (Note 1)

Ascent Media Corp., Class A*^	3,500	$89,355
Belo Corp., Class A	21,900	119,136
Carmike Cinemas, Inc.*	500	3,780
Central European Media Enterprises Ltd., Class A*^	8,600	203,046
Cinemark Holdings, Inc.	800	11,496
Clear Channel Outdoor Holdings, Inc., Class A*^	10,100	104,939
Crown Media Holdings, Inc., Class A*^	2,300	3,335
DreamWorks Animation SKG, Inc., Class A*	17,900	715,105
EDCI Holdings, Inc.*	800	4,696
EW Scripps Co., Class A*	7,200	50,112
Fisher Communications, Inc.*	1,500	24,375
Gannett Co., Inc.	57,500	853,875
Global Sources Ltd.*	3,500	21,875
Harte-Hanks, Inc.^	15,099	162,767
Interactive Data Corp.	4,700	118,910
Interpublic Group of Cos., Inc.*	161,210	1,189,730
Journal Communications, Inc., Class A	10,400	40,456
Knology, Inc.*	4,784	52,385
Lamar Advertising Co., Class A*	13,900	432,151
Liberty Media Corp., Capital Series, Class A*	19,841	473,803
LIN TV Corp., Class A*	5,400	24,084
Live Nation, Inc.*	20,941	178,208
LodgeNet Interactive Corp.*	1,600	8,848
Martha Stewart Living Omnimedia, Inc., Class A*^	800	3,952
Mediacom Communications Corp., Class A*	12,448	55,643
Meredith Corp.	8,440	260,374
National CineMedia, Inc.	9,900	164,043
New York Times Co., Class A*	24,200	299,112
Outdoor Channel Holdings, Inc.*	3,800	22,040
Primedia, Inc.	4,700	16,967
Reading International, Inc., Class A*	3,500	14,175
Regal Entertainment Group, Class A	9,700	140,068
Scholastic Corp.^	91,490	2,729,147
Sinclair Broadcast Group, Inc., Class A*	11,500	46,345
Time Warner Cable, Inc.	47,045	1,947,192
Valassis Communications, Inc.*	3,500	63,910
Virgin Media, Inc.^	75,580	1,272,011
Warner Music Group Corp.*	10,600	59,996
World Wrestling Entertainment, Inc., Class A^	1,200	18,396

		12,021,329

Multiline Retail (0.3%)
99 Cents Only Stores*	1,400	18,298
Big Lots, Inc.*	32,000	927,360
Dillard’s, Inc., Class A^	12,768	235,570
Fred’s, Inc., Class A	7,484	76,337
Retail Ventures, Inc.*^	5,100	45,339
Saks, Inc.*	30,700	201,392
Tuesday Morning Corp.*^	7,400	19,092

		1,523,388

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Specialty Retail (1.7%)
Aaron’s, Inc.^	534	$14,808
Abercrombie & Fitch Co., Class A^	10,800	376,380
American Eagle Outfitters, Inc.	28,100	477,138
America’s Car-Mart, Inc.*^	1,049	27,620
AnnTaylor Stores Corp.*^	33,386	455,385
Asbury Automotive Group, Inc.*	8,200	94,546
AutoNation, Inc.*^	16,100	308,315
Barnes & Noble, Inc.^	7,351	140,184
Big 5 Sporting Goods Corp.	4,700	80,746
Books-A-Million, Inc.^	2,760	18,547
Borders Group, Inc.*	12,200	14,396
Brown Shoe Co., Inc.^	10,800	106,596
Buckle, Inc.^	500	14,640
Build-A-Bear Workshop, Inc.*	3,900	19,071
Cabela’s, Inc.*^	23,220	331,117
CarMax, Inc.*^	16,000	388,000
Charming Shoppes, Inc.*^	25,900	167,573
Chico’s FAS, Inc.*	2,700	37,935
Christopher & Banks Corp.	7,900	60,198
Coldwater Creek, Inc.*^	2,800	12,488
Collective Brands, Inc.*^	9,043	205,909
Conn’s, Inc.*^	6,040	35,274
Dress Barn, Inc.*^	10,885	251,443
DSW, Inc., Class A*	2,900	75,052
Finish Line, Inc., Class A	4,800	60,240
Foot Locker, Inc.	21,700	241,738
Gander Mountain Co.*	1,300	6,630
Genesco, Inc.*	7,280	199,909
Group 1 Automotive, Inc.*^	6,100	172,935
Gymboree Corp.*	1,500	65,235
Haverty Furniture Cos., Inc.	4,400	60,412
HOT Topic, Inc.*	4,419	28,105
Jo-Ann Stores, Inc.*	8,319	301,481
Kirkland’s, Inc.*	2,100	36,477
Lithia Motors, Inc., Class A*	4,200	34,524
Men’s Wearhouse, Inc.^	12,400	261,144
New York & Co., Inc.*	6,300	27,027
Office Depot, Inc.*	56,259	362,870
OfficeMax, Inc.*	5,300	67,257
Pacific Sunwear of California, Inc.*^	16,200	64,476
Penske Automotive Group, Inc.*^	6,100	92,598
PEP Boys-Manny, Moe & Jack^	12,200	103,212
Pier 1 Imports, Inc.*	27,800	141,502
RadioShack Corp.	42,000	819,000
Rent-A-Center, Inc.*	31,300	554,636
REX Stores Corp.*	1,800	25,308
Ross Stores, Inc.	13,600	580,856
Rue21, Inc.*	800	22,472
Sally Beauty Holdings, Inc.*	17,700	135,405
Shoe Carnival, Inc.*	2,200	45,034
Signet Jewelers Ltd.*	20,800	555,776
Sonic Automotive, Inc., Class A*	6,200	64,418
Stage Stores, Inc.	9,600	118,656
Stein Mart, Inc.*	400	4,264
Syms Corp.*^	1,200	8,676
Systemax, Inc.^	1,500	23,565
Talbots, Inc.*^	2,200	19,602

	Number of Shares	Value (Note 1)

Tiffany & Co.	2,600	$111,800
Vitamin Shoppe, Inc.*	1,100	24,464
West Marine, Inc.*	3,600	29,016
Williams-Sonoma, Inc.	14,100	292,998
Zale Corp.*^	6,600	17,952
Zumiez, Inc.*	300	3,816

		9,498,847

Textiles, Apparel & Luxury Goods (0.5%)
Carter’s, Inc.*	3,000	78,750
Columbia Sportswear Co.^	3,000	117,120
Crocs, Inc.*	13,400	77,050
Delta Apparel, Inc.*	1,200	12,792
G-III Apparel Group Ltd.*^	2,750	59,592
Iconix Brand Group, Inc.*	17,278	218,567
Jones Apparel Group, Inc.	22,130	355,408
Kenneth Cole Productions, Inc., Class A*	1,800	17,370
K-Swiss, Inc., Class A*^	2,900	28,826
Liz Claiborne, Inc.*	7,300	41,099
Movado Group, Inc.	4,100	39,852
Oxford Industries, Inc.	964	19,936
Perry Ellis International, Inc.*	2,340	35,240
Phillips-Van Heusen Corp.	4,600	187,128
Quiksilver, Inc.*^	32,200	65,044
R.G. Barry Corp.	1,800	15,480
Skechers U.S.A., Inc., Class A*	8,100	238,221
Steven Madden Ltd.*	2,700	111,348
Timberland Co., Class A*	3,900	69,927
Unifi, Inc.*	9,661	37,485
UniFirst Corp.	5,700	274,227
VF Corp.	8,380	613,751

		2,714,213

Total Consumer Discretionary		54,407,621

Consumer Staples (5.4%)
Beverages (0.3%)
Central European Distribution Corp.*	14,900	423,309
Constellation Brands, Inc., Class A*	46,500	740,745
Heckmann Corp.*	20,000	99,800
National Beverage Corp.*^	1,300	18,018
PepsiAmericas, Inc.	13,800	403,788

		1,685,660

Food & Staples Retailing (2.0%)
Andersons, Inc.	4,600	118,772
BJ’s Wholesale Club, Inc.*^	71,000	2,322,410
Casey’s General Stores, Inc.	4,907	156,631
Great Atlantic & Pacific Tea Co., Inc.*	8,400	99,036
Ingles Markets, Inc., Class A	3,100	46,903
Kroger Co.	295,545	6,067,539
Nash Finch Co.^	7,141	264,860
Pantry, Inc.*	10,136	137,748
Rite Aid Corp.*^	146,100	220,611
Ruddick Corp.^	8,841	227,479
Spartan Stores, Inc.^	5,600	80,024
Susser Holdings Corp.*	1,300	11,167

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Village Super Market, Inc., Class A	100	$2,732
Weis Markets, Inc.^	2,200	79,992
Whole Foods Market, Inc.*	33,420	917,379
Winn-Dixie Stores, Inc.*^	13,600	136,544

		10,889,827

Food Products (2.6%)
American Italian Pasta Co., Class A*	3,000	104,370
B&G Foods, Inc., Class A	4,700	43,146
BRF-Brasil Foods S.A.	21,260	556,399
BRF-Brasil Foods S.A. (ADR)^	2,000	104,740
Bunge Ltd.^	8,100	517,023
Chiquita Brands International, Inc.*^	10,800	194,832
Corn Products International, Inc.	22,641	661,796
Cresud S.A.C.I.F. y A. (ADR)	61,388	882,760
Dean Foods Co.*	12,500	225,500
Del Monte Foods Co.	77,800	882,252
Diamond Foods, Inc.	900	31,986
Dole Food Co., Inc.*^	2,800	34,748
Farmer Bros Co.	1,000	19,740
Flowers Foods, Inc.^	3,300	78,408
Fresh Del Monte Produce, Inc.*^	10,400	229,840
Griffin Land & Nurseries, Inc.	800	23,304
Hain Celestial Group, Inc.*	7,500	127,575
Harbinger Group, Inc.*	2,300	16,146
HQ Sustainable Maritime Industries, Inc.*^	200	1,408
Imperial Sugar Co.^	3,000	52,320
Omega Protein Corp.*	4,103	17,889
Overhill Farms, Inc.*	4,240	20,606
Ralcorp Holdings, Inc.*	13,784	823,043
Seneca Foods Corp., Class A*	2,500	59,675
Smart Balance, Inc.*	3,600	21,600
Smithfield Foods, Inc.*^	174,615	2,652,402
TreeHouse Foods, Inc.*	7,700	299,222
Tyson Foods, Inc., Class A	465,635	5,713,342

		14,396,072

Household Products (0.3%)
Central Garden & Pet Co., Class A*	15,800	157,052
Energizer Holdings, Inc.*	2,800	171,584
KAO Corp. (ADR)	59,600	1,392,256
Oil-Dri Corp. of America	2,400	37,200
WD-40 Co.	1,300	42,068

		1,800,160

Personal Products (0.1%)
Alberto-Culver Co.	3,200	93,728
American Oriental Bioengineering, Inc.*^	9,800	45,570
Chattem, Inc.*	300	27,990
Elizabeth Arden, Inc.*	5,700	82,308
Inter Parfums, Inc.	2,800	34,076
Mannatech, Inc.	4,900	15,288
NBTY, Inc.*	4,100	178,514
Nu Skin Enterprises, Inc., Class A	3,200	85,984

	Number of Shares	Value (Note 1)

Nutraceutical International Corp.*	2,600	$32,162
Prestige Brands Holdings, Inc.*	8,720	68,539
Revlon, Inc., Class A*^	2,700	45,927
Schiff Nutrition International, Inc.^	3,200	25,024

		735,110

Tobacco (0.1%)
Alliance One International, Inc.*^	6,200	30,256
Universal Corp.^	5,800	264,538

		294,794

Total Consumer Staples		29,801,623

Energy (9.6%)
Energy Equipment & Services (2.4%)
Allis-Chalmers Energy, Inc.*	13,841	52,181
Atwood Oceanics, Inc.*	2,000	71,700
Basic Energy Services, Inc.*	5,700	50,730
BJ Services Co.	159,226	2,961,604
Bolt Technology Corp.*	1,400	15,428
Boots & Coots, Inc.*^	19,600	32,340
Bristow Group, Inc.*^	8,700	334,515
Bronco Drilling Co., Inc.*^	5,500	27,885
Cal Dive International, Inc.*	8,600	65,016
CARBO Ceramics, Inc.	400	27,268
Cie Generale de Geophysique-Veritas (ADR)*^	20,120	427,550
Complete Production Services, Inc.*	14,600	189,800
Dawson Geophysical Co.*	1,974	45,619
ENGlobal Corp.*	300	939
Exterran Holdings, Inc.*^	8,400	180,180
Geokinetics, Inc.*	800	7,696
Global Industries Ltd.*	24,932	177,765
Gulf Island Fabrication, Inc.	2,900	60,987
GulfMark Offshore, Inc.*^	2,700	76,437
Helix Energy Solutions Group, Inc.*	25,400	298,450
Helmerich & Payne, Inc.	17,946	715,686
Hercules Offshore, Inc.*	26,600	127,148
Hornbeck Offshore Services, Inc.*	5,580	129,902
ION Geophysical Corp.*^	23,800	140,896
Key Energy Services, Inc.*^	30,900	271,611
Lufkin Industries, Inc.	400	29,280
Matrix Service Co.*	4,600	48,990
Natural Gas Services Group, Inc.*	2,700	50,895
Newpark Resources, Inc.*^	21,400	90,522
Oil States International, Inc.*	17,400	683,646
OYO Geospace Corp.*	1,000	42,890
Parker Drilling Co.*	29,024	143,669
Patterson-UTI Energy, Inc.^	32,400	497,340
PHI, Inc.*	1,700	35,190
Pioneer Drilling Co.*	8,400	66,360
Rowan Cos., Inc.*	35,500	803,720
SBM Offshore N.V.	17,094	334,480
SEACOR Holdings, Inc.*	9,300	709,125
Smith International, Inc.	12,900	350,493
Solar Cayman Ltd.*†§(b)	141,300	1,100,162
Superior Energy Services, Inc.*	19,300	468,797

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Superior Well Services, Inc.*^	3,500	$49,910
T-3 Energy Services, Inc.*	3,100	79,050
TETRA Technologies, Inc.*	8,800	97,504
TGC Industries, Inc.*	800	3,128
Tidewater, Inc.	12,725	610,164
Union Drilling, Inc.*	2,000	12,500
Unit Corp.*	10,100	429,250
Vantage Drilling Co.*	20,000	32,200

		13,258,598

Oil, Gas & Consumable Fuels (7.2%)
Alon USA Energy, Inc.	2,400	16,416
Approach Resources, Inc.*	2,000	15,440
Arch Coal, Inc.	190,088	4,229,458
Atlas Energy, Inc.	8,500	256,445
ATP Oil & Gas Corp.*	12,100	221,188
Berry Petroleum Co., Class A	16,699	486,776
Bill Barrett Corp.*	9,600	298,656
BPZ Resources, Inc.*	5,200	49,400
Brigham Exploration Co.*	9,377	127,058
Cabot Oil & Gas Corp.	25,400	1,107,186
Cameco Corp.	125,084	4,023,952
Cheniere Energy, Inc.*	9,600	23,232
Chesapeake Energy Corp.	86,700	2,243,796
Cimarex Energy Co.	20,400	1,080,588
Clayton Williams Energy, Inc.*	1,500	52,560
Cloud Peak Energy, Inc.*	4,200	61,152
Cobalt International Energy, Inc.*	24,500	339,080
Comstock Resources, Inc.*	10,400	421,928
Concho Resources, Inc.*	18,600	835,140
Consol Energy, Inc.	30,429	1,515,364
Contango Oil & Gas Co.*	200	9,402
CREDO Petroleum Corp.*	300	2,790
Crosstex Energy, Inc.	10,100	61,105
Cubic Energy, Inc.*	4,600	6,854
CVR Energy, Inc.*	5,300	36,358
Delek U.S. Holdings, Inc.^	3,700	25,197
Delta Petroleum Corp.*^	20,900	21,736
DHT Maritime, Inc.^	12,400	45,632
Double Eagle Petroleum Co.*	1,080	4,666
Encore Acquisition Co.*	13,700	657,874
Endeavour International Corp.*	1,600	1,728
EXCO Resources, Inc.	4,100	87,043
Forest Oil Corp.*^	17,172	382,077
Frontier Oil Corp.	5,600	67,424
Frontline Ltd.^	12,900	352,428
General Maritime Corp.^	12,200	85,278
GeoResources, Inc.*	1,800	24,588
GMX Resources, Inc.*^	4,200	57,708
Golar LNG Ltd.*	2,900	37,178
Goodrich Petroleum Corp.*^	6,100	148,535
Gran Tierra Energy, Inc.*	51,000	292,230
Green Plains Renewable Energy, Inc.*	2,300	34,201
Gulfport Energy Corp.*	400	4,580
Harvest Natural Resources, Inc.*	13,600	71,944
International Coal Group, Inc.*	35,598	137,408
Knightsbridge Tankers Ltd.	4,300	57,018
Mariner Energy, Inc.*	2,400	27,864
Massey Energy Co.	4,300	180,643
Newfield Exploration Co.*	20,660	996,432

	Number of Shares	Value (Note 1)

Nexen, Inc.	37,731	$902,903
Noble Energy, Inc.	7,700	548,394
Nordic American Tanker Shipping Ltd.^	10,300	309,000
Oilsands Quest, Inc.*^	59,300	68,195
Overseas Shipholding Group, Inc.^	6,466	284,181
Patriot Coal Corp.*	18,100	279,826
Peabody Energy Corp.	94,878	4,289,434
Penn Virginia Corp.^	11,400	242,706
Petrobras Energia S.A. (ADR)	50,425	788,143
Petroleum Development Corp.*	7,800	142,038
PetroQuest Energy, Inc.*^	12,100	74,173
Pioneer Natural Resources Co.	36,880	1,776,510
Rex Energy Corp.*^	1,700	20,400
Rosetta Resources, Inc.*	13,200	263,076
SandRidge Energy, Inc.*^	34,100	321,563
Ship Finance International Ltd.^	4,400	59,972
Southern Union Co.	41,320	937,964
St. Mary Land & Exploration Co.	11,489	393,383
Stone Energy Corp.*^	10,200	184,110
Sunoco, Inc.	600	15,660
Swift Energy Co.*	9,100	218,036
Teekay Corp.	5,900	136,939
Tesoro Corp.	367,745	4,982,945
Toreador Resources Corp.*^	300	2,970
Uranerz Energy Corp.*	2,000	2,600
Uranium Energy Corp.*^	600	2,268
USEC, Inc.*	28,100	108,185
VAALCO Energy, Inc.*	13,700	62,335
Venoco, Inc.*	3,100	40,424
W&T Offshore, Inc.^	400	4,680
Warren Resources, Inc.*	144,571	354,199
Western Refining, Inc.*^	10,900	51,339
Westmoreland Coal Co.*	1,900	16,929
Whiting Petroleum Corp.*^	12,400	885,980

		40,094,196

Total Energy		53,352,794

Financials (20.8%)
Capital Markets (1.8%)
Affiliated Managers Group, Inc.*^	7,200	484,920
Allied Capital Corp.*	45,900	165,699
American Capital Ltd.*	68,400	166,896
Ameriprise Financial, Inc.	28,940	1,123,451
Apollo Investment Corp.	40,142	382,553
Ares Capital Corp.	26,689	332,278
Artio Global Investors, Inc.*	5,400	137,646
BGC Partners, Inc., Class A	9,400	43,428
BlackRock Kelso Capital Corp.	3,339	28,448
Calamos Asset Management, Inc., Class A	8,000	92,240
Capital Southwest Corp.^	800	63,040
Cohen & Steers, Inc.^	2,300	52,532
Cowen Group, Inc., Class A*^	3,900	23,088
Daiwa Securities Group, Inc. (ADR)	40,450	2,022,905
Diamond Hill Investment Group, Inc.	100	6,423

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

E*TRADE Financial Corp.*	384,500	$672,875
Epoch Holding Corp.	600	6,270
Evercore Partners, Inc., Class A^	4,060	123,424
FBR Capital Markets Corp.*	4,800	29,664
Federated Investors, Inc., Class B^	1,500	41,250
Fifth Street Finance Corp.^	7,514	80,700
GAMCO Investors, Inc., Class A	700	33,803
Gladstone Capital Corp.	4,900	37,730
Gladstone Investment Corp.^	5,500	25,080
Harris & Harris Group, Inc.*	6,500	29,705
Hercules Technology Growth Capital, Inc.	8,601	89,364
International Assets Holding Corp.*^	2,465	35,841
Invesco Ltd.	31,300	735,237
Investment Technology Group, Inc.*	10,000	197,000
Janus Capital Group, Inc.	6,300	84,735
Jefferies Group, Inc.*^	7,011	166,371
JMP Group, Inc.	3,300	32,076
KBW, Inc.*	4,700	128,592
Knight Capital Group, Inc., Class A*	11,456	176,423
Kohlberg Capital Corp.	4,122	18,796
LaBranche & Co., Inc.*	13,800	39,192
Main Street Capital Corp.^	727	11,719
MCG Capital Corp.*	15,300	66,096
MF Global Ltd.*^	23,700	164,715
MVC Capital, Inc.^	5,000	59,000
NGP Capital Resources Co.	6,116	49,723
Oppenheimer Holdings, Inc., Class A	2,400	79,728
PennantPark Investment Corp.	5,515	49,194
Penson Worldwide, Inc.*^	3,300	29,898
Piper Jaffray Cos., Inc.*	4,900	247,989
Prospect Capital Corp.^	15,235	179,925
Raymond James Financial, Inc.	23,900	568,103
Safeguard Scientifics, Inc.*	3,183	32,817
Sanders Morris Harris Group, Inc.	4,800	26,400
SWS Group, Inc.	5,700	68,970
TD Ameritrade Holding Corp.*	18,980	367,833
Teton Advisors, Inc., Class B*^†	28	425
Thomas Weisel Partners Group, Inc.*	4,700	17,766
TICC Capital Corp.	6,899	41,739
TradeStation Group, Inc.*	6,200	48,918
Triangle Capital Corp.^	2,028	24,519
U.S. Global Investors, Inc., Class A	700	8,617
Virtus Investment Partners, Inc.*	1,283	20,400
Westwood Holdings Group, Inc.	100	3,634

		10,077,803

Commercial Banks (5.1%)
1st Source Corp.	3,600	57,924
Alliance Financial Corp./New York^	1,584	43,006
American National Bankshares, Inc.	1,500	32,850
Ameris Bancorp^	3,452	24,719

	Number of Shares	Value (Note 1)

Ames National Corp.^	900	$18,999
Arrow Financial Corp.^	927	23,175
Associated Banc-Corp^	31,100	342,411
Auburn National Bancorp., Inc.^	600	11,814
BancFirst Corp.^	1,500	55,560
Banco Latinoamericano de Comercio Exterior S.A.^	16,200	225,180
Bancorp Rhode Island, Inc.^	900	23,112
Bancorp, Inc./Delaware*	5,700	39,102
BancorpSouth, Inc.^	27,420	643,273
Bank of Hawaii Corp.	15,519	730,324
Bank of Kentucky Financial Corp.^	800	15,024
Bank of Marin Bancorp/ California^	300	9,768
Bank of the Ozarks, Inc.^	3,000	87,810
Banner Corp.^	4,100	10,988
Bar Harbor Bankshares^	700	19,215
BOK Financial Corp.^	4,820	229,046
Boston Private Financial Holdings, Inc.^	16,900	97,513
Bridge Bancorp, Inc.^	300	7,212
Bryn Mawr Bank Corp.	1,600	24,144
C&F Financial Corp.	388	7,290
Camden National Corp.^	1,800	58,860
Cape Bancorp, Inc.*	2,900	19,488
Capital City Bank Group, Inc.	3,200	44,288
CapitalSource, Inc.	49,500	196,515
Cardinal Financial Corp.	4,200	36,708
Cathay General Bancorp^	7,100	53,605
Center Bancorp, Inc.	3,140	28,009
Centerstate Banks, Inc.	3,700	37,333
Central Pacific Financial Corp.*^	6,600	8,646
Central Valley Community Bancorp*	1,300	7,215
Century Bancorp, Inc./Massachusetts, Class A^	2,149	47,342
Chemical Financial Corp.^	5,300	124,974
Chicopee Bancorp, Inc.*	1,600	19,968
Citizens & Northern Corp.	2,100	20,034
Citizens Holding Co.^	700	15,673
Citizens Republic Bancorp, Inc.*	92,100	63,549
City Holding Co.^	3,600	116,388
City National Corp./California^	12,443	567,401
CNB Financial Corp./ Pennsylvania^	1,100	17,589
CoBiz Financial, Inc.	8,200	38,950
Columbia Banking System, Inc.	7,300	118,114
Comerica, Inc.^	16,640	492,045
Commerce Bancshares, Inc./ Missouri	16,445	636,750
Community Bank System, Inc.^	8,400	162,204
Community Trust Bancorp, Inc.	3,816	93,301
Cullen/Frost Bankers, Inc.	16,674	833,700
CVB Financial Corp.^	20,600	177,984
Danvers Bancorp, Inc.^	5,100	66,249
Eagle Bancorp, Inc.*	3,400	35,598
East West Bancorp, Inc.	22,600	357,080
Enterprise Bancorp, Inc./Massachusetts	1,300	14,235

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Enterprise Financial Services Corp.^	1,800	$13,878
F.N.B. Corp./Pennsylvania	27,745	188,389
Farmers Capital Bank Corp.	1,500	15,330
Financial Institutions, Inc.	2,900	34,162
First Bancorp, Inc./Maine^	2,000	30,840
First Bancorp/North Carolina^	3,900	54,483
First BanCorp/Puerto Rico^	21,100	48,530
First Busey Corp.^	11,600	45,124
First California Financial Group, Inc.*	1,400	3,836
First Citizens BancShares, Inc./North Carolina, Class A	3,360	551,074
First Commonwealth Financial Corp.	21,300	99,045
First Community Bancshares, Inc./Virginia^	3,800	45,790
First Financial Bancorp^	12,500	182,000
First Financial Bankshares, Inc.^	2,400	130,152
First Financial Corp./Indiana^	2,900	88,508
First Horizon National Corp.*^	54,151	725,623
First Merchants Corp.	5,600	33,264
First Midwest Bancorp, Inc./ Illinois	13,300	144,837
First of Long Island Corp.	1,100	27,775
First South Bancorp, Inc./North Carolina^	1,900	19,570
FirstMerit Corp.^	25,948	522,593
Fulton Financial Corp.^	43,100	375,832
German American Bancorp, Inc.^	2,800	45,500
Glacier Bancorp, Inc.^	20,778	285,074
Great Southern Bancorp, Inc.	1,900	40,584
Guaranty Bancorp*^	14,700	19,404
Hampton Roads Bankshares, Inc.^	4,600	7,958
Hancock Holding Co.	6,000	262,740
Harleysville National Corp.	11,000	70,840
Heartland Financial USA, Inc.^	3,579	51,359
Heritage Financial Corp./Washington	2,700	37,206
Home Bancorp, Inc.*	2,200	26,818
Home Bancshares, Inc./ Arkansas^	4,600	110,722
Horizon Bancorp/Indiana	910	14,760
Huntington Bancshares, Inc./ Ohio^	254,550	929,107
IBERIABANK Corp.	5,000	269,050
Independent Bank Corp./Massachusetts	5,200	108,628
International Bancshares Corp.	12,746	241,282
Investors Bancorp, Inc.*	10,800	118,152
KeyCorp	215,000	1,193,250
Lakeland Bancorp, Inc.	5,300	33,867
Lakeland Financial Corp.	3,100	53,475
MainSource Financial Group, Inc.^	4,500	21,510
Marshall & Ilsley Corp.	129,700	706,865
MB Financial, Inc.	12,300	242,556
Merchants Bancshares, Inc.	1,200	27,168
Metro Bancorp, Inc.*^	2,300	28,911
Midsouth Bancorp, Inc.	1,100	15,290

	Number of Shares	Value (Note 1)

Nara Bancorp, Inc.*	5,400	$61,236
National Bankshares, Inc./ Virginia	1,700	48,093
National Penn Bancshares, Inc.^	30,900	178,911
NB&T Financial Group, Inc.	153	2,524
NBT Bancorp, Inc.	8,600	175,182
Northfield Bancorp, Inc./New Jersey	5,200	70,304
Northrim BanCorp, Inc.	1,600	27,008
Norwood Financial Corp.^	500	14,295
Ohio Valley Banc Corp.	1,000	22,030
Old National Bancorp/Indiana	21,393	265,915
Old Point Financial Corp.	500	7,775
Old Second Bancorp, Inc.^	3,400	23,426
Oriental Financial Group, Inc.^	10,700	115,560
Orrstown Financial Services, Inc.	700	24,416
Pacific Capital Bancorp N.A.^	10,700	10,272
Pacific Continental Corp.^	4,200	48,048
PacWest Bancorp	6,400	128,960
Park National Corp.	2,600	153,088
Peapack Gladstone Financial Corp.	1,995	25,297
Penns Woods Bancorp, Inc.^	400	12,976
Peoples Bancorp, Inc./Ohio	2,600	25,168
Peoples Financial Corp./ Mississippi	900	18,288
Pinnacle Financial Partners, Inc.*^	8,500	120,870
Popular, Inc.	259,340	586,108
Porter Bancorp, Inc.	735	11,054
Premier Financial Bancorp, Inc.	800	5,352
Premierwest Bancorp	5,040	7,157
PrivateBancorp, Inc.	3,000	26,910
Prosperity Bancshares, Inc.	15,180	614,335
Renasant Corp.^	5,600	76,160
Republic Bancorp, Inc./Kentucky, Class A^	2,100	43,260
Republic First Bancorp, Inc.*	1,800	7,686
S&T Bancorp, Inc.^	6,200	105,462
Sandy Spring Bancorp, Inc.^	4,300	38,227
Santander BanCorp*	700	8,596
SCBT Financial Corp.^	3,300	91,377
Shore Bancshares, Inc.	2,336	33,779
Sierra Bancorp^	1,600	12,208
Signature Bank/New York*	1,700	54,230
Simmons First National Corp., Class A	3,600	100,080
Smithtown Bancorp, Inc.	4,727	28,126
South Financial Group, Inc.	42,300	27,271
Southside Bancshares, Inc.	2,560	50,227
Southwest Bancorp, Inc./ Oklahoma	3,700	25,678
State Bancorp, Inc./New York	3,600	25,596
StellarOne Corp.^	6,000	59,760
Sterling Bancorp/New York^	4,300	30,702
Sterling Bancshares, Inc./Texas^	21,000	107,730
Sterling Financial Corp./Washington*^	12,200	7,564
Suffolk Bancorp^	800	23,760
Sumitomo Trust & Banking Co., Ltd. (ADR)	597,289	2,944,635

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sun Bancorp, Inc./New Jersey*	3,360	$12,600
SunTrust Banks, Inc	15,100	306,379
Susquehanna Bancshares, Inc.^	21,600	127,224
SVB Financial Group*^	11,439	476,892
SY Bancorp, Inc.^	1,700	36,295
Synovus Financial Corp.^	93,200	191,060
TCF Financial Corp.^	39,080	532,270
Texas Capital Bancshares, Inc.*	8,100	113,076
Tompkins Financial Corp.^	1,400	56,700
Tower Bancorp, Inc.	900	20,565
TowneBank/Virginia^	5,200	60,736
Trico Bancshares^	3,500	58,275
Trustmark Corp.^	15,478	348,874
UMB Financial Corp.	9,263	364,499
Umpqua Holdings Corp.	21,200	284,292
Union Bankshares Corp./Virginia^	5,000	61,950
United Bancorp, Inc./Ohio	700	5,971
United Bancshares, Inc./Ohio	691	6,357
United Bankshares, Inc.^	9,200	183,724
United Community Banks, Inc./Georgia*	19,470	66,003
United Security Bancshares, Inc./Alabama	1,500	25,710
Univest Corp. of Pennsylvania	4,300	75,379
Valley National Bancorp	50,271	710,329
Washington Banking Co.^	2,400	28,656
Washington Trust Bancorp, Inc.^	3,400	52,972
Webster Financial Corp.	16,600	197,042
WesBanco, Inc.	5,800	71,572
West Bancorp, Inc.^	3,300	16,269
Westamerica Bancorp^	4,460	246,950
Western Alliance Bancorp*^	11,459	43,315
Whitney Holding Corp./ Louisiana^	23,600	214,996
Wilber Corp.^	1,500	10,800
Wilmington Trust Corp.^	19,716	243,295
Wilshire Bancorp, Inc.^	4,500	36,855
Wintrust Financial Corp.^	5,800	178,582
Yadkin Valley Financial Corp.	4,350	15,921
Zions Bancorp.^	33,600	431,088

		28,278,110

Consumer Finance (0.2%)
Advance America Cash Advance Centers, Inc.	2,300	12,788
AmeriCredit Corp.*^	15,700	298,928
Cardtronics, Inc.*^	800	8,856
Cash America International, Inc.	7,426	259,613
CompuCredit Holdings Corp.	2,100	6,993
Dollar Financial Corp.*	1,800	42,588
First Marblehead Corp.*	17,400	37,062
Nelnet, Inc., Class A	3,400	58,582
QC Holdings, Inc.	600	2,886
Rewards Network, Inc.	1,066	13,474
Student Loan Corp.	1,000	46,570
World Acceptance Corp.*^	4,100	146,903

		935,243

	Number of Shares	Value (Note 1)

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*^	2,300	$15,594
California First National Bancorp	500	6,530
Compass Diversified Holdings	6,300	80,388
Encore Capital Group, Inc.*	3,100	53,940
Financial Federal Corp.	4,100	112,750
Medallion Financial Corp.	3,700	30,229
NewStar Financial, Inc.*	6,100	23,912
PHH Corp.*^	84,410	1,359,845
PICO Holdings, Inc.*	3,300	108,009
Primus Guaranty Ltd.*	4,400	13,420
Resource America, Inc., Class A	3,600	14,544

		1,819,161

Insurance (6.4%)
Alleghany Corp.*	1,316	363,216
Allied World Assurance Co. Holdings Ltd./Bermuda	22,450	1,034,271
Ambac Financial Group, Inc.*^	69,700	57,851
American Equity Investment Life Holding Co.^	25,200	187,488
American Financial Group, Inc./Ohio	21,961	547,927
American National Insurance Co.	3,900	465,816
American Physicians Capital, Inc.	2,266	68,705
American Physicians Service Group, Inc.	1,600	36,912
American Safety Insurance Holdings Ltd.*	3,100	44,795
AMERISAFE, Inc.*	5,000	89,850
Amtrust Financial Services, Inc.	4,900	57,918
Aon Corp.	42,576	1,632,364
Arch Capital Group Ltd.*	11,882	850,157
Argo Group International Holdings Ltd.*	7,700	224,378
Arthur J. Gallagher & Co.	1,800	40,518
Aspen Insurance Holdings Ltd.	32,206	819,643
Assured Guaranty Ltd.^	26,300	572,288
Axis Capital Holdings Ltd.	90,550	2,572,525
Baldwin & Lyons, Inc., Class B^	2,000	49,220
Brown & Brown, Inc.^	7,700	138,369
Citizens, Inc./Texas*^	2,080	13,582
CNA Financial Corp.*^	62,958	1,510,992
CNA Surety Corp.*	4,500	67,005
Conseco, Inc.*^	69,520	347,600
Crawford & Co., Class B*	1,000	3,940
Delphi Financial Group, Inc., Class A	11,300	252,781
Donegal Group, Inc., Class A	3,000	46,620
Eastern Insurance Holdings, Inc.	2,000	17,240
EMC Insurance Group, Inc.^	1,300	27,963
Employers Holdings, Inc.	10,600	162,604
Endurance Specialty Holdings Ltd.	16,920	629,932
Enstar Group, Ltd.*	1,700	124,134
Erie Indemnity Co., Class A	2,200	85,844
Everest Reinsurance Group Ltd.	8,720	747,130
FBL Financial Group, Inc., Class A^	2,100	38,892

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Fidelity National Financial, Inc., Class A	68,048	$915,926
First Acceptance Corp.*^	3,100	6,045
First American Corp.	32,211	1,066,506
First Mercury Financial Corp.^	1,900	26,049
Flagstone Reinsurance Holdings Ltd.	9,800	107,212
FPIC Insurance Group, Inc.*	1,800	69,516
Genworth Financial, Inc., Class A*	69,300	786,555
Greenlight Capital Reinsurance Ltd., Class A*^	6,800	160,276
Hallmark Financial Services*	3,400	27,064
Hanover Insurance Group, Inc.	11,700	519,831
Harleysville Group, Inc.^	3,400	108,086
HCC Insurance Holdings, Inc.^	27,448	767,721
Hilltop Holdings, Inc.*^	9,900	115,236
Horace Mann Educators Corp.	10,200	127,500
Independence Holding Co.	2,400	13,920
Infinity Property & Casualty Corp.	3,500	142,240
Kansas City Life Insurance Co.	1,200	35,700
Maiden Holdings Ltd.	13,100	95,892
Markel Corp.*^	2,411	819,740
Marsh & McLennan Cos., Inc.	84,231	1,859,820
Max Capital Group Ltd.	11,500	256,450
MBIA, Inc.*^	33,000	131,340
Meadowbrook Insurance Group, Inc.	14,400	106,560
Mercer Insurance Group, Inc.^	2,000	36,340
Mercury General Corp.	6,631	260,333
Montpelier Reinsurance Holdings Ltd.	21,000	363,720
National Financial Partners Corp.*	10,800	87,372
National Interstate Corp.^	1,700	28,832
National Western Life Insurance Co., Class A	500	86,810
Navigators Group, Inc.*	3,200	150,752
NYMAGIC, Inc.	1,300	21,567
Old Republic International Corp.	59,733	599,719
OneBeacon Insurance Group Ltd., Class A^	5,700	78,546
PartnerReinsurance Ltd.	21,886	1,634,009
Phoenix Cos., Inc.*^	24,600	68,388
Platinum Underwriters Holdings Ltd.	38,326	1,467,503
PMA Capital Corp., Class A*	8,500	53,550
Presidential Life Corp.^	5,000	45,750
Principal Financial Group, Inc.	19,500	468,780
ProAssurance Corp.*	8,100	435,051
Protective Life Corp.	21,180	350,529
Reinsurance Group of America, Inc.	39,678	1,890,657
RenaissanceReinsurance Holdings Ltd.	15,413	819,201
RLI Corp.	2,700	143,775
Safety Insurance Group, Inc.	2,900	105,067
SeaBright Insurance Holdings, Inc.*	7,800	89,622
Selective Insurance Group, Inc.	12,800	210,560

	Number of Shares	Value (Note 1)

StanCorp Financial Group, Inc.	12,043	$481,961
State Auto Financial Corp.	3,400	62,900
Stewart Information Services Corp.^	4,100	46,248
Tower Group, Inc.	2,181	51,057
Transatlantic Holdings, Inc.	6,700	349,137
Unico American Corp.	700	7,224
United America Indemnity Ltd., Class A*	8,745	69,260
United Fire & Casualty Co.	5,300	96,619
Unitrin, Inc.	10,300	227,115
Universal Insurance Holdings, Inc.^	2,500	14,675
Unum Group	51,400	1,003,328
Validus Holdings Ltd.	20,023	539,420
Wesco Financial Corp.	330	113,190
White Mountains Insurance Group Ltd.	1,900	632,054
Zenith National Insurance Corp.	9,100	270,816

		35,657,092

Real Estate Investment Trusts (REITs) (5.7%)
Acadia Realty Trust (REIT)^	7,600	128,212
Agree Realty Corp. (REIT)^	1,600	37,264
Alexander’s, Inc. (REIT)*	200	60,884
Alexandria Real Estate Equities, Inc. (REIT)^	8,500	546,465
AMB Property Corp. (REIT)	35,751	913,438
American Campus Communities, Inc. (REIT)^	12,826	360,411
American Capital Agency Corp. (REIT)	3,300	87,582
Anworth Mortgage Asset Corp. (REIT)	26,000	182,000
Apartment Investment & Management Co. (REIT), Class A	28,850	459,292
Apollo Commercial Real Estate Finance, Inc. (REIT)*	2,100	37,779
Ashford Hospitality Trust, Inc. (REIT)*^	29,400	136,416
Associated Estates Realty Corp. (REIT)	3,300	37,191
BioMed Realty Trust, Inc. (REIT)^	24,132	380,803
Brandywine Realty Trust (REIT)	32,159	366,613
BRE Properties, Inc. (REIT)^	12,600	416,808
Camden Property Trust (REIT)^	16,505	699,317
CapLease, Inc. (REIT)	11,300	49,494
Capstead Mortgage Corp. (REIT)	15,500	211,575
Care Investment Trust, Inc. (REIT)^	3,300	25,674
CBL & Associates Properties, Inc. (REIT)^	53,812	520,362
Cedar Shopping Centers, Inc. (REIT)	15,705	106,794
Chimera Investment Corp. (REIT)	433,383	1,681,526
Cogdell Spencer, Inc. (REIT)	7,000	39,620
Colonial Properties Trust (REIT)	16,100	188,853
Colony Financial, Inc. (REIT)	3,100	63,147

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Corporate Office Properties Trust/Maryland (REIT)^	14,000	$512,820
Cousins Properties, Inc. (REIT)	18,049	137,714
CreXus Investment Corp. (REIT)*	2,800	39,088
Cypress Sharpridge Investments, Inc. (REIT)	3,500	47,285
DCT Industrial Trust, Inc. (REIT)^	49,506	248,520
Developers Diversified Realty Corp. (REIT)^	39,300	363,918
DiamondRock Hospitality Co. (REIT)^	28,186	238,735
Douglas Emmett, Inc. (REIT)^	30,720	437,760
Duke Realty Corp. (REIT)^	55,200	671,784
DuPont Fabros Technology, Inc. (REIT)	3,790	68,182
Dynex Capital, Inc. (REIT)	2,800	24,444
EastGroup Properties, Inc. (REIT)^	2,500	95,700
Education Realty Trust, Inc. (REIT)	15,000	72,600
Entertainment Properties Trust (REIT)^	10,200	359,754
Equity Lifestyle Properties, Inc. (REIT)	2,300	116,081
Equity One, Inc. (REIT)	8,200	132,594
Essex Property Trust, Inc. (REIT)^	7,100	593,915
Extra Space Storage, Inc. (REIT)^	21,200	244,860
Federal Realty Investment Trust (REIT)^	12,566	850,969
FelCor Lodging Trust, Inc. (REIT)*	16,300	58,680
First Industrial Realty Trust, Inc. (REIT)*	12,300	64,329
First Potomac Realty Trust (REIT)	7,000	87,990
Franklin Street Properties Corp. (REIT)^	16,300	238,143
Getty Realty Corp. (REIT)	2,600	61,178
Gladstone Commercial Corp. (REIT)	2,100	28,161
Glimcher Realty Trust (REIT)	16,973	45,827
Government Properties Income Trust (REIT)	2,500	57,450
Gramercy Capital Corp./New York (REIT)*	10,200	26,418
Hatteras Financial Corp. (REIT)	9,059	253,290
Health Care REIT, Inc. (REIT)	14,688	650,972
Healthcare Realty Trust, Inc. (REIT)	14,519	311,578
Hersha Hospitality Trust (REIT)	10,600	33,284
Highwoods Properties, Inc. (REIT)	17,500	583,625
Home Properties, Inc. (REIT)^	8,100	386,451
Hospitality Properties Trust (REIT)	43,801	1,038,522
HRPT Properties Trust (REIT)^	100,692	651,477
Inland Real Estate Corp. (REIT)	17,600	143,440

	Number of Shares	Value (Note 1)

Invesco Mortgage Capital, Inc. (REIT)	1,900	$43,244
Investors Real Estate Trust (REIT)^	16,600	149,400
iStar Financial, Inc. (REIT)*^	25,800	66,048
Kilroy Realty Corp. (REIT)^	10,600	325,102
Kite Realty Group Trust (REIT)	17,500	71,225
LaSalle Hotel Properties (REIT)^	15,611	331,422
Lexington Realty Trust (REIT)	21,568	131,133
Liberty Property Trust (REIT)^	27,322	874,577
LTC Properties, Inc. (REIT)	5,200	139,100
Macerich Co. (REIT)	23,882	858,552
Mack-Cali Realty Corp. (REIT)	19,339	668,549
Medical Properties Trust, Inc. (REIT)	41,982	419,820
MFA Financial, Inc. (REIT)	69,300	509,355
Mid-America Apartment Communities, Inc. (REIT)	3,500	168,980
Mission West Properties, Inc. (REIT)	7,600	54,644
Monmouth Real Estate Investment Corp. (REIT), Class A	5,500	40,920
National Health Investors, Inc. (REIT)	6,200	229,338
National Retail Properties, Inc. (REIT)^	19,700	418,034
Nationwide Health Properties, Inc. (REIT)	6,400	225,152
NorthStar Realty Finance Corp. (REIT)	14,300	49,049
Omega Healthcare Investors, Inc. (REIT)	16,800	326,760
One Liberty Properties, Inc. (REIT)	960	8,429
Parkway Properties, Inc./Maryland (REIT)	5,300	110,346
Pennsylvania Real Estate Investment Trust (REIT)^	14,300	120,978
Pennymac Mortgage Investment Trust (REIT)*	3,200	54,976
Post Properties, Inc. (REIT)^	11,900	233,240
Potlatch Corp. (REIT)	4,708	150,091
PS Business Parks, Inc. (REIT)	3,100	155,155
RAIT Financial Trust (REIT)*^	14,600	19,126
Ramco-Gershenson Properties Trust (REIT)	9,700	92,538
Rayonier, Inc. (REIT)	10,700	451,112
Realty Income Corp. (REIT)^	25,500	660,705
Redwood Trust, Inc. (REIT)	16,900	244,374
Regency Centers Corp. (REIT)^	21,911	768,200
Resource Capital Corp. (REIT)	6,100	30,012
Saul Centers, Inc. (REIT)	500	16,380
Senior Housing Properties Trust (REIT)	31,300	684,531
SL Green Realty Corp. (REIT)	20,100	1,009,824
Sovran Self Storage, Inc. (REIT)^	6,700	239,391
Strategic Hotels & Resorts, Inc. (REIT)*^	20,400	37,944
Sun Communities, Inc. (REIT)	4,100	80,975
Sunstone Hotel Investors, Inc. (REIT)*^	23,912	212,339

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tanger Factory Outlet Centers (REIT)	4,600	$179,354
Taubman Centers, Inc. (REIT)^	13,000	466,830
Transcontinental Realty Investors, Inc.*	300	3,573
UDR, Inc. (REIT)	36,777	604,614
UMH Properties, Inc. (REIT)	1,700	14,416
Universal Health Realty Income Trust (REIT)	1,300	41,639
Urstadt Biddle Properties, Inc. (REIT), Class A	5,000	76,350
U-Store-It Trust (REIT)	19,100	139,812
Walter Investment Management Corp. (REIT)	6,100	87,413
Washington Real Estate Investment Trust (REIT)^	12,600	347,130
Weingarten Realty Investors (REIT)	25,799	510,562
Winthrop Realty Trust (REIT)	2,800	30,408

		31,698,229

Real Estate Management & Development (0.4%)
American Realty Investors, Inc.*	700	8,575
Avatar Holdings, Inc.*	1,700	28,917
BR Malls Participacoes S.A.*	31,500	384,419
China Housing & Land Development, Inc.*^	6,800	28,084
Consolidated-Tomoka Land Co.^	1,400	48,916
Forest City Enterprises, Inc., Class A*^	33,900	399,342
Forestar Group, Inc.*	8,672	190,611
Iguatemi Empresa de Shopping Centers S.A.	16,700	324,397
Jones Lang LaSalle, Inc.^	10,286	621,274
Multiplan Empreendimentos Imobiliarios S.A.	26,300	489,227
Reis, Inc.*	1,400	8,610

		2,532,372

Thrifts & Mortgage Finance (0.9%)
Abington Bancorp, Inc.	5,100	35,139
Astoria Financial Corp.^	31,752	394,677
Bank Mutual Corp.	11,800	81,656
BankFinancial Corp.	5,700	56,430
Beneficial Mutual Bancorp, Inc.*	21,889	215,388
Berkshire Hills Bancorp, Inc.	3,500	72,380
Brookline Bancorp, Inc.	11,200	110,992
Brooklyn Federal Bancorp, Inc.	400	4,016
Cheviot Financial Corp.	600	4,434
Clifton Savings Bancorp, Inc.	2,500	23,425
Dime Community Bancshares, Inc.^	6,300	73,836
Doral Financial Corp.*^	1,900	6,897
ESB Financial Corp.^	4,150	54,863
ESSA Bancorp, Inc.	4,100	47,970
First Defiance Financial Corp.^	3,220	36,354
First Financial Holdings, Inc.^	3,600	46,764
First Financial Northwest, Inc.^	5,100	33,405
First Financial Service Corp.	1,000	9,060
First Niagara Financial Group, Inc.	51,300	713,583
Flagstar Bancorp, Inc.*^	22,200	13,320

	Number of Shares	Value (Note 1)
Flushing Financial Corp.	8,000	$90,080
Fox Chase Bancorp, Inc.*	1,300	12,376
Harleysville Savings Financial Corp.	856	11,736
Heritage Financial Group	400	2,900
HF Financial Corp.	200	1,880
Home Federal Bancorp, Inc./Idaho	4,200	55,902
HopFed Bancorp, Inc.	434	4,123
Kearny Financial Corp.	4,100	41,328
Kentucky First Federal Bancorp	600	6,600
K-Fed Bancorp	1,000	8,790
Legacy Bancorp., Inc./ Massachusetts	1,800	17,748
Meridian Interstate Bancorp, Inc.*	2,600	22,594
MGIC Investment Corp.*^	31,500	182,070
NASB Financial, Inc.	1,000	23,290
New Hampshire Thrift Bancshares, Inc.	1,640	15,892
New York Community Bancorp, Inc.^	22,800	330,828
NewAlliance Bancshares, Inc.^	26,727	320,991
Northeast Community Bancorp, Inc.^	1,500	9,855
Northwest Bancshares, Inc.^	10,125	114,615
OceanFirst Financial Corp.^	2,200	24,860
Ocwen Financial Corp.*	13,700	131,109
Oritani Financial Corp.^	600	8,238
PMI Group, Inc.*^	19,438	48,984
Provident Financial Services, Inc.^	15,000	159,750
Provident New York Bancorp	8,700	73,428
Prudential Bancorp, Inc. of Pennsylvania	200	1,904
Radian Group, Inc.^	20,024	146,375
Rockville Financial, Inc.	2,200	23,100
Roma Financial Corp.	1,200	14,832
Territorial Bancorp, Inc.*	2,500	45,125
TF Financial Corp.	300	5,691
TFS Financial Corp.	18,300	222,162
Tree.com, Inc.*	2,600	23,790
TrustCo Bank Corp. NY/New York^	11,800	74,340
United Financial Bancorp, Inc.	3,400	44,574
United Western Bancorp, Inc.	2,200	6,072
Washington Federal, Inc.	27,700	535,718
Waterstone Financial, Inc.*^	2,600	5,330
Westfield Financial, Inc.^	7,900	65,175
WSFS Financial Corp.	1,700	43,571

		5,012,315

Total Financials		116,010,325

Health Care (6.1%)
Biotechnology (0.1%)
ArQule, Inc.*	4,800	17,712
Celera Corp.*	16,300	112,633
Facet Biotech Corp.*	5,000	87,900
Geron Corp.*	11,100	61,605
Infinity Pharmaceuticals, Inc.*^	2,400	14,832
Lexicon Pharmaceuticals, Inc.*^	11,500	19,550
Martek Biosciences Corp.*^	6,800	128,792
Maxygen, Inc.*	1,000	6,090
Myriad Pharmaceuticals, Inc.*	500	2,515

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Nabi Biopharmaceuticals*	3,500	$17,150
PDL BioPharma, Inc.^	26,292	180,363
Progenics Pharmaceuticals, Inc.*^	1,600	7,104
Theravance, Inc.*	9,440	123,381

		779,627

Health Care Equipment & Supplies (1.3%)
AGA Medical Holdings, Inc.*	300	4,431
Analogic Corp.	1,100	42,361
AngioDynamics, Inc.*	4,400	70,752
Cantel Medical Corp.*	1,704	34,387
Cardiac Science Corp.*	3,700	8,251
CONMED Corp.*	7,000	159,600
Cooper Cos., Inc.^	15,902	606,184
CryoLife, Inc.*	600	3,852
Cutera, Inc.*	2,400	20,424
Cynosure, Inc., Class A*	2,400	27,576
ev3, Inc.*	18,200	242,788
Greatbatch, Inc.*^	1,658	31,883
Hansen Medical, Inc.*	1,200	3,636
Hill-Rom Holdings, Inc.^	9,400	225,506
Hologic, Inc.*^	57,200	829,400
Home Diagnostics, Inc.*	2,000	12,200
Invacare Corp.^	7,858	195,979
Inverness Medical Innovations, Inc.*^	10,800	448,308
Kewaunee Scientific Corp.	500	7,210
Kinetic Concepts, Inc.*	15,120	569,268
Medical Action Industries, Inc.*	694	11,146
National Dentex Corp.*	800	8,080
Natus Medical, Inc.*	1,800	26,622
OraSure Technologies, Inc.*	1,100	5,588
Palomar Medical Technologies, Inc.*	1,200	12,096
RTI Biologics, Inc.*	8,700	33,408
Span-America Medical Systems, Inc.	700	11,207
Symmetry Medical, Inc.*	7,100	57,226
Teleflex, Inc.	5,746	309,652
TomoTherapy, Inc.*^	6,000	23,400
Volcano Corp.*^	2,900	50,402
Young Innovations, Inc.	400	9,912
Zimmer Holdings, Inc.*	53,535	3,164,454
Zoll Medical Corp.*	700	18,704

		7,285,893

Health Care Providers & Services (3.3%)
Advocat, Inc.	700	5,390
Aetna, Inc.	140,095	4,441,012
Alliance HealthCare Services, Inc.*^	1,000	5,710
Allied Healthcare International, Inc.*^	9,400	27,354
Allion Healthcare, Inc.*	4,700	30,832
Amedisys, Inc.*^	400	19,424
American Dental Partners, Inc.*^	4,000	51,600
AmerisourceBergen Corp.^	29,680	773,758
Amsurg Corp.*	7,800	171,756
Assisted Living Concepts, Inc., Class A*^	2,480	65,398
Brookdale Senior Living, Inc.*	10,700	194,633

	Number of Shares	Value (Note 1)

Capital Senior Living Corp.*	6,400	$32,128
Centene Corp.*	4,944	104,664
Chindex International, Inc.*^	300	4,239
CIGNA Corp.	31,800	1,121,586
Community Health Systems, Inc.*	11,240	400,144
Continuecare Corp.*	1,000	4,370
Cross Country Healthcare, Inc.*	7,000	69,370
Emdeon, Inc., Class A*	1,500	22,875
Gentiva Health Services, Inc.*	4,600	124,246
Hanger Orthopedic Group, Inc.*	5,100	70,533
Health Management Associates, Inc., Class A*	4,620	33,587
Health Net, Inc.*	44,975	1,047,468
Healthspring, Inc.*	12,000	211,320
Healthways, Inc.*	8,000	146,720
Humana, Inc.*	50,643	2,222,721
inVentiv Health, Inc.*^	5,600	90,552
Kindred Healthcare, Inc.*	13,300	245,518
Laboratory Corp. of America Holdings*	2,880	215,539
Landauer, Inc.	1,000	61,400
LCA-Vision, Inc.*	1,500	7,680
LifePoint Hospitals, Inc.*^	13,377	434,886
Lincare Holdings, Inc.*^	3,300	122,496
Magellan Health Services, Inc.*	8,800	358,424
MedCath Corp.*^	4,100	32,431
MEDNAX, Inc.*	7,600	456,836
Molina Healthcare, Inc.*	3,300	75,471
National Healthcare Corp.	1,100	39,721
Nighthawk Radiology Holdings, Inc.*	6,100	27,633
NovaMed, Inc.*^	2,000	7,760
Odyssey HealthCare, Inc.*	4,100	63,878
Omnicare, Inc.	89,911	2,174,048
Owens & Minor, Inc.	2,100	90,153
Psychiatric Solutions, Inc.*^	4,500	95,130
RadNet, Inc.*	700	1,428
RehabCare Group, Inc.*	1,000	30,430
Res-Care, Inc.*	6,300	70,560
Select Medical Holdings Corp.*	5,500	58,410
Skilled Healthcare Group, Inc., Class A*	8,100	60,345
Sun Healthcare Group, Inc.*	10,900	99,953
Sunrise Senior Living, Inc.*	11,300	36,386
Team Health Holdings, Inc.*	20,700	290,214
Tenet Healthcare Corp.*	38,500	207,515
Triple-S Management Corp., Class B*^	4,900	86,240
U.S. Physical Therapy, Inc.*	1,600	27,088
Universal American Corp.*	14,356	167,965
Universal Health Services, Inc., Class B	21,000	640,500
WellCare Health Plans, Inc.*	10,300	378,628

		18,158,056

Health Care Technology (0.2%)
AMICAS, Inc.*	2,200	11,968
IMS Health, Inc.	34,800	732,888
Medidata Solutions, Inc.*	200	3,120
MedQuist, Inc.	2,300	15,387
Omnicell, Inc.*	1,100	12,859

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

QuadraMed Corp.*	1,000	$8,390
Vital Images, Inc.*	1,100	13,959

		798,571

Life Sciences Tools & Services (0.2%)
Affymetrix, Inc.*	2,400	14,016
Albany Molecular Research, Inc.*^	5,800	52,664
Cambrex Corp.*	700	3,906
Charles River Laboratories International, Inc.*	5,500	185,295
Enzo Biochem, Inc.*	2,900	15,602
Harvard Bioscience, Inc.*	300	1,071
Kendle International, Inc.*	3,400	62,254
PerkinElmer, Inc.	22,600	465,334
Varian, Inc.*	5,428	279,759

		1,079,901

Pharmaceuticals (1.0%)
Adolor Corp.*^	5,400	7,884
Biodel, Inc.*^	300	1,302
BMP Sunstone Corp.*	1,000	5,690
Caraco Pharmaceutical Laboratories Ltd.*	1,600	9,664
Cumberland Pharmaceuticals, Inc.*^	200	2,718
Endo Pharmaceuticals Holdings, Inc.*	43,260	887,263
Hi-Tech Pharmacal Co., Inc.*^	1,600	44,880
Impax Laboratories, Inc.*	94,260	1,281,936
King Pharmaceuticals, Inc.*	113,500	1,392,645
KV Pharmaceutical Co., Class A*	4,400	16,148
Medicines Co.*	3,900	32,526
Medicis Pharmaceutical Corp., Class A	12,700	343,535
Par Pharmaceutical Cos., Inc.*	8,500	230,010
SuperGen, Inc.*	5,300	13,886
ViroPharma, Inc.*	15,500	130,045
Watson Pharmaceuticals, Inc.*	34,332	1,359,890

		5,760,022

Total Health Care		33,862,070

Industrials (10.5%)
Aerospace & Defense (0.5%)
AAR Corp.*	8,818	202,638
Argon ST, Inc.*^	600	13,032
Ascent Solar Technologies, Inc.*^	3,200	16,960
Astronics Corp.*^	400	3,420
BE Aerospace, Inc.*	12,100	284,350
Ceradyne, Inc.*	6,700	128,707
Curtiss-Wright Corp.	11,100	347,652
Ducommun, Inc.	4,500	84,195
DynCorp International, Inc., Class A*	5,500	78,925
Esterline Technologies Corp.*	5,000	203,850
GeoEye, Inc.*	200	5,576
Global Defense Technology & Systems, Inc.*	400	6,584
Herley Industries, Inc.*^	3,400	47,226
Ladish Co., Inc.*^	3,700	55,796

	Number of Shares	Value (Note 1)

LMI Aerospace, Inc.*	1,200	$15,960
Moog, Inc., Class A*	11,100	324,453
SIFCO Industries, Inc.	800	11,432
Spirit AeroSystems Holdings, Inc., Class A*	17,769	352,892
Teledyne Technologies, Inc.*	13,600	521,696
Todd Shipyards Corp.	1,400	23,464
Triumph Group, Inc.	4,200	202,650

		2,931,458

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	5,400	14,256
Atlas Air Worldwide Holdings, Inc.*	5,000	186,250
Dynamex, Inc.*	900	16,290
Forward Air Corp.^	3,800	95,190
Hub Group, Inc., Class A*	4,800	128,784
Pacer International, Inc.*^	8,700	27,492
UTi Worldwide, Inc.	1,900	27,208

		495,470

Airlines (0.5%)
Alaska Air Group, Inc.*	8,314	287,332
Delta Air Lines, Inc.*^	123,480	1,405,202
JetBlue Airways Corp.*^	62,288	339,469
Republic Airways Holdings, Inc.*	15,020	110,998
SkyWest, Inc.	31,340	530,273
U.S. Airways Group, Inc.*^	39,300	190,212
UAL Corp.*	2,100	27,111

		2,890,597

Building Products (0.3%)
American Woodmark Corp.	2,600	51,168
Ameron International Corp.	2,287	145,133
Apogee Enterprises, Inc.^	6,685	93,590
Armstrong World Industries, Inc.*	2,900	112,897
Builders FirstSource, Inc.*^	2,222	8,555
Gibraltar Industries, Inc.*	10,100	158,873
Griffon Corp.*	10,900	133,198
Insteel Industries, Inc.^	4,700	61,100
NCI Building Systems, Inc.*	16,595	30,037
Owens Corning, Inc.*	12,000	307,680
Quanex Building Products Corp.	3,900	66,183
Simpson Manufacturing Co., Inc.	2,128	57,222
Trex Co., Inc.*	400	7,840
Universal Forest Products, Inc.	10,820	398,284
USG Corp.*	10,300	144,715

		1,776,475

Commercial Services & Supplies (0.8%)
ABM Industries, Inc.^	8,900	183,874
ACCO Brands Corp.*	13,093	95,317
American Reprographics Co.*	1,000	7,010
Amrep Corp.*	600	8,220
ATC Technology Corp.*	1,300	31,005
Bowne & Co., Inc.	10,165	67,902
Clean Harbors, Inc.*	300	17,883
Consolidated Graphics, Inc.*	2,400	84,048
Cornell Cos., Inc.*	2,800	63,560
Corrections Corp. of America*	25,300	621,115

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Courier Corp.	2,300	$32,775
Covanta Holding Corp.*	31,900	577,071
Deluxe Corp.	11,200	165,648
EnergySolutions, Inc.	17,100	145,179
Ennis, Inc.	6,800	114,172
Fuel Tech, Inc.*	900	7,353
G&K Services, Inc., Class A	4,700	118,111
GEO Group, Inc.*	2,500	54,700
HNI Corp.^	3,100	85,653
ICT Group, Inc.*	400	6,532
Innerworkings, Inc.*	1,100	6,490
Kimball International, Inc., Class B	8,100	69,012
M&F Worldwide Corp.*	2,500	98,750
McGrath RentCorp	5,100	114,036
Metalico, Inc.*	6,800	33,456
Mine Safety Appliances Co.	500	13,265
Mobile Mini, Inc.*	6,600	92,994
Multi-Color Corp.	500	6,105
North American Galvanizing & Coatings, Inc.*	1,800	8,730
R.R. Donnelley & Sons Co.	290	6,458
Schawk, Inc.	3,400	46,240
Standard Parking Corp.*	1,500	23,820
Standard Register Co.^	500	2,550
Steelcase, Inc., Class A	17,800	113,208
Team, Inc.*	200	3,762
United Stationers, Inc.*	13,547	770,147
Viad Corp.	4,400	90,772
Virco MFG. Corp.	1,607	5,866
Waste Connections, Inc.*	5,300	176,702
Waste Services, Inc.*	3,900	35,529

		4,205,020

Construction & Engineering (0.9%)
Comfort Systems USA, Inc.	21,389	263,940
Dycom Industries, Inc.*^	13,600	109,208
EMCOR Group, Inc.*	26,300	707,470
Furmanite Corp.*	3,500	13,335
Granite Construction, Inc.	7,400	249,084
Great Lakes Dredge & Dock Corp.	700	4,536
Insituform Technologies, Inc., Class A*	9,446	214,613
Integrated Electrical Services, Inc.*	1,000	5,850
KBR, Inc.	39,700	754,300
Layne Christensen Co.*	4,900	140,679
MasTec, Inc.*	3,700	46,250
Northwest Pipe Co.*	2,338	62,799
Pike Electric Corp.*^	2,600	24,128
Primoris Services Corp.^	2,000	15,940
Shaw Group, Inc.*	57,100	1,641,625
Sterling Construction Co., Inc.*	3,000	57,540
Tutor Perini Corp.*^	10,224	184,850
URS Corp.*	8,580	381,982

		4,878,129

Electrical Equipment (1.0%)
A. O. Smith Corp.	5,500	238,645
A123 Systems, Inc.*	2,100	47,124
Acuity Brands, Inc.^	2,400	85,536
AMETEK, Inc.	16,000	611,840
Baldor Electric Co.	9,404	264,158
Belden, Inc.	11,683	256,091

	Number of Shares	Value (Note 1)

Brady Corp., Class A	12,000	$360,120
Chase Corp.	1,300	15,353
China BAK Battery, Inc.*^	9,400	26,132
Encore Wire Corp.^	6,600	139,062
Energy Conversion Devices, Inc.*^	1,800	19,026
EnerSys*	10,100	220,887
Evergreen Solar, Inc.*^	22,000	33,220
Franklin Electric Co., Inc.	5,800	168,664
FuelCell Energy, Inc.*	3,000	11,280
Fushi Copperweld, Inc.*	6,400	64,768
General Cable Corp.*^	20,000	588,400
GrafTech International Ltd.*	18,400	286,120
Hubbell, Inc., Class B	12,200	577,060
II-VI, Inc.*	2,000	63,600
LaBarge, Inc.*	400	4,820
Lihua International, Inc.*	100	1,045
LSI Industries, Inc.	4,700	37,036
Orion Energy Systems, Inc.*	4,400	19,316
Polypore International, Inc.*	3,900	46,410
Power-One, Inc.*^	16,300	70,905
PowerSecure International, Inc.*	3,100	22,351
Preformed Line Products Co.	100	4,380
Regal-Beloit Corp.^	8,704	452,086
Roper Industries, Inc.	3,200	167,584
SatCon Technology Corp.*	2,000	5,640
SL Industries, Inc.*	700	5,866
Thomas & Betts Corp.*	22,900	819,591
Ultralife Corp.*	200	864
Valence Technology, Inc.*^	4,600	4,186
Vicor Corp.*	2,900	26,970
Woodward Governor Co.^	3,100	79,887

		5,846,023

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	10,907	373,674
Otter Tail Corp.^	8,900	220,720
Seaboard Corp.	87	117,363
Standex International Corp.	3,360	67,502
Textron, Inc.^	25,700	483,417
Tredegar Corp.^	7,400	117,068
United Capital Corp.*	804	19,151

		1,398,895

Machinery (4.3%)
3D Systems Corp.*^	1,700	19,210
Actuant Corp., Class A^	8,782	162,731
AGCO Corp.*	178,301	5,766,254
Alamo Group, Inc.	2,400	41,160
Albany International Corp., Class A	6,800	152,728
Altra Holdings, Inc.*^	5,800	71,630
American Railcar Industries, Inc.	2,300	25,346
Ampco-Pittsburgh Corp.	1,200	37,836
Astec Industries, Inc.*^	4,500	121,230
Barnes Group, Inc.^	45,200	763,880
Blount International, Inc.*^	6,500	65,650
Briggs & Stratton Corp.^	12,500	233,875
Bucyrus International, Inc.	14,400	811,728
Cascade Corp.	2,200	60,478
Chart Industries, Inc.*	1,100	18,205
CIRCOR International, Inc.	4,200	105,756

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

CLARCOR, Inc.	8,000	$259,520
Colfax Corp.*	4,200	50,568
Columbus McKinnon Corp.*	4,800	65,568
Crane Co.	6,000	183,720
Dover Corp.	11,620	483,508
Duoyuan Printing, Inc.*	1,100	8,855
Eastern Co.	1,500	20,145
EnPro Industries, Inc.*^	8,000	211,280
Federal Signal Corp.	19,400	116,788
Flow International Corp.*^	1,300	4,004
FreightCar America, Inc.	3,200	63,456
Gardner Denver, Inc.^	12,800	544,640
Gorman-Rupp Co.^	1,300	35,932
Graco, Inc.	8,200	234,274
Graham Corp.	900	18,630
Greenbrier Cos., Inc.	4,600	47,748
Harsco Corp.	5,400	174,042
Hurco Cos., Inc.*^	1,500	22,200
IDEX Corp.^	8,300	258,545
John Bean Technologies Corp.	6,900	117,369
Kadant, Inc.*	2,800	44,688
Kaydon Corp.	8,300	296,808
Kennametal, Inc.	43,800	1,135,296
K-Tron International, Inc.*	100	10,874
L.B. Foster Co., Class A*	2,700	80,487
Lincoln Electric Holdings, Inc.	10,500	561,330
Lindsay Corp.	200	7,970
Manitowoc Co., Inc.	32,600	325,022
Met-Pro Corp.	800	8,496
MFRI, Inc.*	200	1,360
Miller Industries, Inc.*	2,500	28,375
Mueller Industries, Inc.	12,020	298,577
Mueller Water Products, Inc., Class A	37,600	195,520
NACCO Industries, Inc., Class A	1,300	64,740
Navistar International Corp.*	9,400	363,310
Nordson Corp.	5,400	330,372
Oshkosh Corp.	25,368	939,377
Pentair, Inc.	45,628	1,473,785
Portec Rail Products, Inc.	800	8,568
RBC Bearings, Inc.*	300	7,299
Robbins & Myers, Inc.	6,100	143,472
Sauer-Danfoss, Inc.*	2,500	30,025
Snap-On, Inc.^	10,200	431,052
SPX Corp.	17,800	973,660
Stanley Works	19,304	994,349
Sun Hydraulics Corp.^	1,800	47,250
Tata Motors Ltd. (ADR)	71,834	1,211,121
Tecumseh Products Co., Class A*	4,600	53,774
Terex Corp.*^	51,600	1,022,196
Timken Co.	24,000	569,040
Titan International, Inc.^	8,800	71,368
Trimas Corp.*	1,600	10,832
Trinity Industries, Inc.^	19,171	334,342
Twin Disc, Inc.	2,600	27,144
Watts Water Technologies, Inc., Class A	7,400	228,808

		23,709,176

Marine (0.2%)
Alexander & Baldwin, Inc.^	10,100	345,723

	Number of Shares	Value (Note 1)

American Commercial Lines, Inc.*	2,300	$42,159
Eagle Bulk Shipping, Inc.*	16,300	80,685
Genco Shipping & Trading Ltd.*^	7,450	166,731
Horizon Lines, Inc., Class A	7,500	41,775
International Shipholding Corp.	3,380	105,017
Kirby Corp.*^	10,400	362,232
TBS International Ltd., Class A*	3,300	24,255
Ultrapetrol Bahamas Ltd.*	6,219	29,602

		1,198,179

Professional Services (0.3%)
Barrett Business Services, Inc.	1,900	23,351
CDI Corp.	2,900	37,555
COMSYS IT Partners, Inc.*	3,600	32,004
CRA International, Inc.*	400	10,660
Diamond Management & Technology Consultants, Inc.	400	2,948
Equifax, Inc.	6,865	212,060
Franklin Covey Co.*^	500	3,150
GP Strategies Corp.*	1,500	11,295
Heidrick & Struggles International, Inc.	4,100	128,084
Hill International, Inc.*	700	4,368
Kelly Services, Inc., Class A*	5,900	70,387
Kforce, Inc.*	7,500	93,750
Korn/Ferry International*	10,500	173,250
Mistras Group, Inc.*	700	10,542
Monster Worldwide, Inc.*^	13,100	227,940
MPS Group, Inc.*	22,700	311,898
National Technical Systems, Inc.	200	1,130
On Assignment, Inc.*	7,500	53,625
School Specialty, Inc.*	3,000	70,170
Spherion Corp.*	13,000	73,060
TrueBlue, Inc.*	10,900	161,429
Volt Information Sciences, Inc.*^	3,200	32,000
VSE Corp.	600	27,048
Watson Wyatt Worldwide, Inc., Class A	1,900	90,288

		1,861,992

Road & Rail (1.0%)
Amerco, Inc.*	2,200	109,384
Arkansas Best Corp.^	6,369	187,440
Avis Budget Group, Inc.*^	10,648	139,702
Canadian Pacific Railway Ltd.	33,355	1,801,170
Celadon Group, Inc.*	1,000	10,850
Con-way, Inc.^	8,100	282,771
Dollar Thrifty Automotive Group, Inc.*^	6,900	176,709
Heartland Express, Inc.^	4,700	71,769
Hertz Global Holdings, Inc.*	46,010	548,439
J.B. Hunt Transport Services, Inc.	15,100	487,277
Kansas City Southern*^	12,200	406,138
Knight Transportation, Inc.	3,000	57,870
Old Dominion Freight Line, Inc.*	5,800	178,060
Patriot Transportation Holding, Inc.*	100	9,446
RailAmerica, Inc.*	3,300	40,260
Ryder System, Inc.	19,600	806,932
Saia, Inc.*^	3,200	47,424

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Universal Truckload Services, Inc.	1,500	$27,150
USA Truck, Inc.*	600	7,512
Werner Enterprises, Inc.	10,600	209,774
YRC Worldwide, Inc.*^	13,400	11,253

		5,617,330

Trading Companies & Distributors (0.3%)
Aceto Corp.^	6,200	31,930
Aircastle Ltd.	27,436	270,245
Applied Industrial Technologies, Inc.^	10,600	233,942
Beacon Roofing Supply, Inc.*	3,700	59,200
BlueLinx Holdings, Inc.*	2,900	8,033
DXP Enterprises, Inc.*	1,900	24,833
GATX Corp.^	6,700	192,625
H&E Equipment Services, Inc.*	6,800	71,332
Houston Wire & Cable Co.	2,500	29,750
Interline Brands, Inc.*	7,860	135,742
Kaman Corp.	900	20,781
Lawson Products, Inc.	900	15,885
Rush Enterprises, Inc., Class A*^	6,200	73,718
TAL International Group, Inc.^	3,600	47,628
Textainer Group Holdings Ltd.^	2,860	48,334
Titan Machinery, Inc.*^	300	3,462
United Rentals, Inc.*	14,500	142,245
Watsco, Inc.^	500	24,490
WESCO International, Inc.*^	5,490	148,285
Willis Lease Finance Corp.*	2,798	41,970

		1,624,430

Transportation Infrastructure (0.0%)
CAI International, Inc.*^	2,400	21,672

Total Industrials		58,454,846

Information Technology (7.0%)
Communications Equipment (1.0%)
3Com Corp.*	17,500	131,250
ADC Telecommunications, Inc.*^	19,426	120,635
ADTRAN, Inc.	3,100	69,905
Airvana, Inc.*	2,600	19,760
Anaren, Inc.*^	400	6,020
Arris Group, Inc.*	17,217	196,790
Bel Fuse, Inc., Class B	2,800	60,172
Black Box Corp.	10,683	302,756
Brocade Communications Systems, Inc.*	90,296	688,959
Ciena Corp.*^	20,200	218,968
Cogo Group, Inc.*	6,300	46,431
CommScope, Inc.*	23,100	612,843
Communications Systems, Inc.	1,500	18,660
Digi International, Inc.*	4,000	36,480
EchoStar Corp., Class A*	9,200	185,288
Emcore Corp.*^	18,800	20,116
EMS Technologies, Inc.*	643	9,324
Emulex Corp.*^	1,600	17,440
Extreme Networks, Inc.*	20,300	58,261
Globecomm Systems, Inc.*	5,200	40,664
Harmonic, Inc.*	5,600	35,448
Harris Stratex Networks, Inc.*	14,500	100,195
JDS Uniphase Corp.*	59,120	487,740
KVH Industries, Inc.*	200	2,950

	Number of Shares	Value (Note 1)

NETGEAR, Inc.*	6,400	$138,816
Network Equipment Technologies, Inc.*	3,600	14,580
Oplink Communications, Inc.*	1,400	22,946
Opnext, Inc.*	7,000	13,300
Palm, Inc.*^	5,200	52,208
PC-Tel, Inc.*	4,100	24,272
Plantronics, Inc.	1,500	38,970
Polycom, Inc.*	12,700	317,119
Powerwave Technologies, Inc.*	32,200	40,572
SeaChange International, Inc.*	3,800	24,966
Sonus Networks, Inc.*	51,600	108,876
Sycamore Networks, Inc.^	4,810	100,579
Symmetricom, Inc.*	11,800	61,360
Tekelec*	20,386	311,498
Tellabs, Inc.*	98,000	556,640
UTStarcom, Inc.*^	30,700	67,233

		5,380,990

Computers & Peripherals (0.3%)
ActivIdentity Corp.*^	7,700	18,095
Adaptec, Inc.*	31,500	105,525
Avid Technology, Inc.*^	5,600	71,456
Cray, Inc.*^	2,400	15,408
Diebold, Inc.	2,100	59,745
Electronics for Imaging, Inc.*	12,300	160,023
Imation Corp.*	7,100	61,912
Intevac, Inc.*	5,600	64,232
Lexmark International, Inc., Class A*	27,354	710,657
NetApp, Inc.*	7,060	242,793
Rimage Corp.*	2,500	43,350
Silicon Graphics International Corp.*^	6,700	46,967
Super Micro Computer, Inc.*	2,100	23,352

		1,623,515

Electronic Equipment, Instruments & Components (2.7%)
Agilysys, Inc.	3,800	34,580
Anixter International, Inc.*^	6,300	296,730
Arrow Electronics, Inc.*	62,530	1,851,513
Avnet, Inc.*	24,800	747,968
AVX Corp.	9,600	121,632
Benchmark Electronics, Inc.*	14,500	274,195
Checkpoint Systems, Inc.*	7,424	113,216
China Security & Surveillance Technology, Inc.*^	1,600	12,224
Cognex Corp.^	8,100	143,532
Coherent, Inc.*^	5,400	160,542
CPI International, Inc.*^	1,258	16,656
CTS Corp.	12,200	117,364
Daktronics, Inc.	1,100	10,131
DDi Corp.*	3,000	14,670
Echelon Corp.*^	2,300	26,588
Electro Rent Corp.	4,900	56,546
Electro Scientific Industries, Inc.*	7,200	77,904
FARO Technologies, Inc.*	400	8,576
Flextronics International Ltd.*	90,180	659,216
Gerber Scientific, Inc.*	3,000	15,150
ICx Technologies, Inc.*	2,300	21,896
Ingram Micro, Inc., Class A*	177,693	3,100,743
Insight Enterprises, Inc.*	10,000	114,200

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Itron, Inc.*	700	$47,299
Jabil Circuit, Inc.	23,600	409,932
Kingboard Laminates Holdings Ltd.	969,800	669,343
L-1 Identity Solutions, Inc.*^	4,100	30,709
Littelfuse, Inc.*	5,417	174,157
Measurement Specialties, Inc.*	3,207	32,230
Mercury Computer Systems, Inc.*	5,400	59,454
Methode Electronics, Inc.	8,900	77,252
Molex, Inc.	29,800	642,190
MTS Systems Corp.	3,700	106,338
Newport Corp.*^	9,400	86,386
OSI Systems, Inc.*	700	19,096
PAR Technology Corp.*	700	4,046
Park Electrochemical Corp.	1,900	52,516
PC Connection, Inc.*	1,800	12,150
PC Mall, Inc.*	1,900	9,918
Plexus Corp.*	6,611	188,414
Rofin-Sinar Technologies, Inc.*	4,000	94,440
Rogers Corp.*	3,000	90,930
Scansource, Inc.*	6,300	168,210
SMART Modular Technologies (WWH), Inc.*^	9,200	57,868
Spectrum Control, Inc.*	3,100	29,357
SYNNEX Corp.*^	8,230	252,332
Tech Data Corp.*	65,902	3,074,987
Technitrol, Inc.	10,303	45,127
TESSCO Technologies, Inc.	1,327	21,418
TTM Technologies, Inc.*	10,800	124,524
Vicon Industries, Inc.*	500	2,635
Vishay Intertechnology, Inc.*	36,757	306,921
X-Rite, Inc.*^	6,500	14,170
Zygo Corp.*	3,500	23,555

		14,923,676

Internet Software & Services (0.3%)
Ancestry.com, Inc.*	200	2,802
Digital River, Inc.*	1,900	51,281
DivX, Inc.*	3,000	16,920
EarthLink, Inc.	47,100	391,401
IAC/InterActiveCorp*^	13,100	268,288
InfoSpace, Inc.*	3,600	30,852
Internap Network Services Corp.*	12,700	59,690
Internet Brands, Inc., Class A*	2,700	21,141
Internet Capital Group, Inc.*	4,300	28,595
Ipass, Inc.*	12,600	13,104
j2 Global Communications, Inc.*	900	18,315
Keynote Systems, Inc.	1,600	17,456
LogMeIn, Inc.*	300	5,985
Marchex, Inc., Class B	2,200	11,176
ModusLink Global Solutions, Inc.*	10,800	101,628
Openwave Systems, Inc.*	14,700	33,516
Perficient, Inc.*^	5,600	47,208
RealNetworks, Inc.*	10,100	37,471
support.com, Inc.*	8,900	23,496
TechTarget, Inc.*	2,900	16,327
United Online, Inc.	45,056	323,953
Web.com Group, Inc.*	6,600	43,098

		1,563,703

	Number of Shares	Value (Note 1)

IT Services (0.5%)
Acxiom Corp.*^	3,100	$41,602
Broadridge Financial Solutions, Inc.	13,300	300,048
CACI International, Inc., Class A*^	6,500	317,525
China Information Security Technology, Inc.*	900	5,544
CIBER, Inc.*	39,236	135,364
Computer Task Group, Inc.*	2,500	20,025
Convergys Corp.*	43,196	464,357
CSG Systems International, Inc.*	6,800	129,812
DST Systems, Inc.*	1,200	52,260
Dynamics Research Corp.*	2,200	23,342
Echo Global Logistics, Inc.*	700	8,883
Euronet Worldwide, Inc.*	1,500	32,925
Global Cash Access Holdings, Inc.*	900	6,741
Hackett Group, Inc.*^	4,800	13,344
infoGROUP, Inc.*	7,400	59,348
Information Services Group, Inc.*	5,900	18,703
Integral Systems, Inc.*	3,200	27,712
ManTech International Corp., Class A*	1,100	53,108
MAXIMUS, Inc.	400	20,000
MoneyGram International, Inc.*	3,000	8,640
Ness Technologies, Inc.*	9,500	46,550
Online Resources Corp.*	2,200	11,572
SAIC, Inc.*	25,065	474,731
SRA International, Inc., Class A*	7,500	143,250
StarTek, Inc.*	2,500	18,700
TechTeam Global, Inc.*	1,200	9,132
Tier Technologies, Inc., Class B*	2,100	16,800
Total System Services, Inc.	11,300	195,151
Unisys Corp.*	9,746	375,806
Virtusa Corp.*	900	8,154

		3,039,129

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	1,400	39,704

Semiconductors & Semiconductor Equipment (1.6%)
Actel Corp.*	4,500	53,460
Advanced Energy Industries, Inc.*	1,800	27,144
Advanced Micro Devices, Inc.*	64,488	624,244
Amkor Technology, Inc.*	2,000	14,320
ANADIGICS, Inc.*	3,100	13,082
Atmel Corp.*	111,300	513,093
ATMI, Inc.*	5,500	102,410
Brooks Automation, Inc.*	15,500	132,990
Cabot Microelectronics Corp.*	5,200	171,392
CEVA, Inc.*	700	9,002
Cirrus Logic, Inc.*	5,360	36,555
Cohu, Inc.^	5,800	80,910
Cymer, Inc.*^	7,400	284,012
Cypress Semiconductor Corp.*^	6,200	65,472
DSP Group, Inc.*	6,100	34,343
Entegris, Inc.*	31,300	165,264
Exar Corp.*	8,600	61,146

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Fairchild Semiconductor International, Inc.*^	30,077	$300,469
FEI Co.*^	743	17,356
FormFactor, Inc.*	700	15,232
GSI Technology, Inc.*	4,600	20,608
Integrated Device Technology, Inc.*	32,500	210,275
Integrated Silicon Solution, Inc.*	3,000	16,950
International Rectifier Corp.*	10,005	221,311
Intersil Corp., Class A	15,400	236,236
IXYS Corp.*	1,100	8,162
Lattice Semiconductor Corp.*	26,400	71,280
Linear Technology Corp.^	17,400	531,396
LSI Corp.*	160,500	964,605
MEMSIC, Inc.*	3,600	11,808
Micrel, Inc.	6,700	54,940
Microtune, Inc.*^	5,100	11,526
Mindspeed Technologies, Inc.*	3,000	14,070
MKS Instruments, Inc.*	12,312	214,352
Novellus Systems, Inc.*	9,684	226,025
OmniVision Technologies, Inc.*	12,100	175,813
Pericom Semiconductor Corp.*	6,300	72,639
Photronics, Inc.*	21,600	96,120
Pixelworks, Inc.*	1,700	5,168
PMC-Sierra, Inc.*	55,100	477,166
RF Micro Devices, Inc.*	5,000	23,850
Rudolph Technologies, Inc.*	4,700	31,584
Sigma Designs, Inc.*	1,800	19,260
Silicon Image, Inc.*	18,700	48,246
Silicon Storage Technology, Inc.*	22,100	56,576
Skyworks Solutions, Inc.*	19,500	276,705
Standard Microsystems Corp.*	4,100	85,198
Techwell, Inc.*	300	3,960
Teradyne, Inc.*^	50,020	536,715
Trident Microsystems, Inc.*	14,100	26,226
TriQuint Semiconductor, Inc.*	16,000	96,000
Varian Semiconductor Equipment Associates, Inc.*	32,990	1,183,681
Veeco Instruments, Inc.*^	3,500	115,640
Virage Logic Corp.*	3,700	20,350
Zoran Corp.*	3,200	35,360

		8,921,697

Software (0.6%)
American Software, Inc., Class A^	400	2,400
Callidus Software, Inc.*	3,000	9,060
Compuware Corp.*	59,828	432,556
Deltek, Inc.*	580	4,512
Double-Take Software, Inc.*	400	3,996
Epicor Software Corp.*	11,800	89,916
ePlus, Inc.*	900	14,859
Fair Isaac Corp.^	12,000	255,720
Fortinet, Inc.*	700	12,299
i2 Technologies, Inc.*	700	13,384
JDA Software Group, Inc.*	3,300	84,051
Lawson Software, Inc.*	20,400	135,660
McAfee, Inc.*	13,660	554,186
Mentor Graphics Corp.*	21,408	189,033
Monotype Imaging Holdings, Inc.*	5,400	48,762

	Number of Shares	Value (Note 1)
NetScout Systems, Inc.*	500	$7,320
Novell, Inc.*	47,500	197,125
Nuance Communications, Inc.*	4,900	76,146
Pervasive Software, Inc.*	3,800	18,316
Quest Software, Inc.*	13,300	244,720
Rovi Corp.*	7,800	248,586
SonicWALL, Inc.*	12,500	95,125
Symyx Technologies, Inc.*	1,700	9,350
Synchronoss Technologies, Inc.*	600	9,486
Synopsys, Inc.*	15,963	355,656
Take-Two Interactive Software, Inc.*^	17,500	175,875
THQ, Inc.*^	4,305	21,697
TIBCO Software, Inc.*	28,100	270,603
VASCO Data Security International, Inc.*	1,500	9,405

		3,589,804

Total Information Technology		39,082,218

Materials (11.6%)
Chemicals (2.7%)
A. Schulman, Inc.	5,806	117,165
Agrium, Inc. (When Issued)*	11,720	720,780
Airgas, Inc.	19,900	947,240
Albemarle Corp.	21,100	767,407
American Vanguard Corp.^	4,300	35,690
Ampal American Israel, Class A*^	3,900	10,530
Arch Chemicals, Inc.	5,272	162,799
Ashland, Inc.	17,577	696,401
Cabot Corp.	16,100	422,303
Cytec Industries, Inc.	21,873	796,615
Eastman Chemical Co.	17,753	1,069,441
Ferro Corp.^	20,700	170,568
FMC Corp.	15,040	838,630
H.B. Fuller Co.	12,100	275,275
Hawkins, Inc.^	100	2,183
Huntsman Corp.	39,500	445,955
ICO, Inc.	6,300	46,053
Innophos Holdings, Inc.	5,700	131,043
Innospec, Inc.	7,900	79,711
International Flavors & Fragrances, Inc.	1,100	45,254
Intrepid Potash, Inc.*^	700	20,419
Koppers Holdings, Inc.	1,865	56,771
Lubrizol Corp.	2,188	159,614
Minerals Technologies, Inc.	4,700	256,009
Mosaic Co.	28,702	1,714,370
Nalco Holding Co.	22,800	581,628
NewMarket Corp.	1,100	126,247
NL Industries, Inc.^	1,000	6,940
Olin Corp.	17,700	310,104
OM Group, Inc.*^	13,521	424,424
PolyOne Corp.*	19,000	141,930
Quaker Chemical Corp.	2,800	57,792
Rockwood Holdings, Inc.*	12,300	289,788
RPM International, Inc.	15,170	308,406
Scotts Miracle-Gro Co., Class A	1,930	75,868
Sensient Technologies Corp.	12,232	321,702
ShengdaTech, Inc.*	7,000	42,910

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Solutia, Inc.*	29,300	$372,110
Spartech Corp.	8,084	82,942
Stepan Co.	200	12,962
STR Holdings, Inc.*	900	14,139
Terra Industries, Inc.	27,440	883,294
Valhi, Inc.^	1,300	18,161
Valspar Corp.	24,500	664,930
W.R. Grace & Co.*^	12,700	321,945
Westlake Chemical Corp.	4,700	117,171
Zoltek Cos., Inc.*	6,900	65,550

		15,229,169

Construction Materials (0.2%)
Headwaters, Inc.*	11,600	75,632
Martin Marietta Materials, Inc.^	6,800	607,988
Texas Industries, Inc.	5,900	206,441
U.S. Concrete, Inc.*^	7,700	7,007
United States Lime & Minerals, Inc.*	200	6,906

		903,974

Containers & Packaging (1.3%)
AEP Industries, Inc.*	400	15,312
AptarGroup, Inc.	16,745	598,466
Ball Corp.	8,100	418,770
Bemis Co., Inc.	26,659	790,439
Boise, Inc.*	3,800	20,178
Bway Holding Co.*	2,800	53,816
Graphic Packaging Holding Co.*	27,900	96,813
Greif, Inc., Class A	17,920	967,322
Myers Industries, Inc.	7,900	71,890
Owens-Illinois, Inc.*	22,120	727,085
Packaging Corp. of America	22,796	524,536
Pactiv Corp.*	6,006	144,985
Rexam plc	117,990	551,270
Rock-Tenn Co., Class A	2,400	120,984
Sealed Air Corp.^	38,764	847,381
Silgan Holdings, Inc.	3,100	179,428
Sonoco Products Co.	24,621	720,164
Temple-Inland, Inc.	26,300	555,193
UFP Technologies, Inc.*	300	1,950

		7,405,982

Metals & Mining (6.6%)
A.M. Castle & Co.^	4,510	61,742
AK Steel Holding Corp.	27,100	578,585
Alcoa, Inc.	164,667	2,654,432
Allied Nevada Gold Corp.*	2,000	30,160
AMCOL International Corp.^	4,700	133,574
Banro Corp.*	955,431	1,863,090
Brush Engineered Materials, Inc.*^	4,900	90,846
Carpenter Technology Corp.	11,001	296,477
Century Aluminum Co.*^	13,700	221,803
China Precision Steel, Inc.*	6,400	13,120
Cliffs Natural Resources, Inc.	16,320	752,189
Coeur d’Alene Mines Corp.*^	22,390	404,363
Commercial Metals Co.	27,812	435,258
Compass Minerals International, Inc.^	3,800	255,322
Friedman Industries, Inc.	1,900	11,077
General Moly, Inc.*	15,900	33,072

	Number of Shares	Value (Note 1)

General Steel Holdings, Inc.*	3,300	$14,553
Geovic Mining Corp.*	612,517	367,510
Gold Fields Ltd. (ADR)	371,690	4,872,856
Haynes International, Inc.	3,000	98,910
Hecla Mining Co.*	58,400	360,912
Horsehead Holding Corp.*^	10,400	132,600
Ivanhoe Mines Ltd.*	103,658	1,514,443
Kaiser Aluminum Corp.	3,730	155,243
Kinross Gold Corp.	414,980	7,635,632
Lihir Gold Ltd. (ADR)	256,858	7,497,685
Novagold Resources, Inc.*	362,648	2,223,032
Olympic Steel, Inc.	2,300	74,934
Paramount Gold and Silver Corp.*	2,600	3,770
Reliance Steel & Aluminum Co.	15,516	670,602
Royal Gold, Inc.	6,463	304,407
RTI International Metals, Inc.*^	7,376	185,654
Schnitzer Steel Industries, Inc., Class A	1,100	52,470
Silver Standard Resources, Inc.*	41,824	914,691
Steel Dynamics, Inc.	75,890	1,344,771
Stillwater Mining Co.*^	8,800	83,424
Sutor Technology Group Ltd.*	2,500	6,650
Titanium Metals Corp.*^	21,265	266,238
U.S. Energy Corp. Wyoming*	500	2,965
Universal Stainless & Alloy Products, Inc.*	1,900	35,834
US Gold Corp.*^	20,000	49,600
Worthington Industries, Inc.	1,300	16,991

		36,721,487

Paper & Forest Products (0.8%)
Buckeye Technologies, Inc.*	15,500	151,280
Clearwater Paper Corp.*	2,600	142,922
Deltic Timber Corp.^	600	27,708
Domtar Corp.*^	46,836	2,595,183
Glatfelter	11,500	139,725
KapStone Paper and Packaging Corp.*	8,620	84,907
Louisiana-Pacific Corp.*^	30,600	213,588
Neenah Paper, Inc.^	3,900	54,405
Schweitzer-Mauduit International, Inc.	9,480	666,918
Sino-Forest Corp.*	22,800	422,492
Wausau Paper Corp.	6,800	78,880

		4,578,008

Total Materials		64,838,620

Telecommunication Services (2.8%)
Diversified Telecommunication Services (1.8%)
Atlantic Tele-Network, Inc.	2,200	121,022
CenturyTel, Inc.	86,599	3,135,750
Cincinnati Bell, Inc.*^	39,900	137,655
Clearwire Corp., Class A*^	16,100	108,836
Consolidated Communications Holdings, Inc.	2,800	49,000
Frontier Communications Corp.^	44,100	344,421
General Communication, Inc., Class A*^	4,500	28,710
Global Crossing Ltd.*	1,000	14,250
HickoryTech Corp.^	3,425	30,243

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

IDT Corp., Class B*	2,000	$9,700
Iowa Telecommunications Services, Inc.	6,700	112,292
KT Corp. (ADR)	63,804	1,073,183
Level 3 Communications, Inc.*^	401,300	613,989
Premiere Global Services, Inc.*	6,500	53,625
SureWest Communications*^	3,600	35,856
TELUS Corp. (Non-Voting)	143,120	4,458,188

		10,326,720

Wireless Telecommunication Services (1.0%)
Leap Wireless International, Inc.*	3,439	60,355
SK Telecom Co., Ltd. (ADR)	131,900	2,144,694
Syniverse Holdings, Inc.*	2,900	50,692
Telephone & Data Systems, Inc.	22,195	752,854
Tim Participacoes S.A. (Preference) (ADR)	77,409	2,299,821
USA Mobility, Inc.	1,144	12,595

		5,321,011

Total Telecommunication Services		15,647,731

Utilities (8.1%)
Electric Utilities (2.7%)
Allegheny Energy, Inc.	14,100	331,068
Allete, Inc.	7,200	235,296
Centrais Eletricas Brasileiras S.A. (Preference) (ADR)	125,095	2,339,276
Central Vermont Public Service Corp.	3,100	64,480
Cleco Corp.^	14,900	407,217
DPL, Inc.	24,743	682,907
El Paso Electric Co.*	11,300	229,164
Empire District Electric Co.	8,500	159,205
Great Plains Energy, Inc.	33,297	645,629
Hawaiian Electric Industries, Inc.^	22,500	470,250
IDACORP, Inc.	78,798	2,517,596
MGE Energy, Inc.	5,818	207,935
Northeast Utilities	72,724	1,875,552
NV Energy, Inc.	103,540	1,281,825
Pepco Holdings, Inc.	53,848	907,339
Pinnacle West Capital Corp.	28,497	1,042,420
PNM Resources, Inc.	21,800	275,770
Portland General Electric Co.	18,300	373,503
UIL Holdings Corp.	7,100	199,368
UniSource Energy Corp.	8,866	285,397
Unitil Corp.^	2,600	59,748
Westar Energy, Inc.	26,900	584,268

		15,175,213

Gas Utilities (1.5%)
AGL Resources, Inc.	19,100	696,577
Atmos Energy Corp.^	22,700	667,380
Chesapeake Utilities Corp.	2,307	73,940
Energen Corp.	17,500	819,000
Energy, Inc.	1,045	10,764
Laclede Group, Inc.	5,500	185,735

	Number of Shares	Value (Note 1)

National Fuel Gas Co.	17,512	$875,600
New Jersey Resources Corp.	8,700	325,380
Nicor, Inc.	11,100	467,310
Northwest Natural Gas Co.	6,500	292,760
ONEOK, Inc.	32,760	1,460,113
Piedmont Natural Gas Co., Inc.^	16,919	452,583
South Jersey Industries, Inc.	6,589	251,568
Southwest Gas Corp.	11,000	313,830
UGI Corp.	46,820	1,132,576
WGL Holdings, Inc.	12,321	413,246

		8,438,362

Independent Power Producers & Energy Traders (0.3%)
Dynegy, Inc., Class A*^	124,600	225,526
Mirant Corp.*	49,600	757,392
RRI Energy, Inc.*	86,700	495,924
U.S. Geothermal, Inc.*	3,400	5,202

		1,484,044

Multi-Utilities (3.3%)
Alliant Energy Corp.	27,336	827,187
Ameren Corp.	297,195	8,306,600
Avista Corp.	13,400	289,306
Black Hills Corp.^	9,500	252,985
CenterPoint Energy, Inc.	38,100	552,831
CH Energy Group, Inc.	3,800	161,576
CMS Energy Corp.^	81,856	1,281,865
Integrys Energy Group, Inc.	14,700	617,253
MDU Resources Group, Inc.	48,273	1,139,243
NorthWestern Corp.	9,000	234,180
NSTAR	26,153	962,430
OGE Energy Corp.	23,500	866,915
SCANA Corp.	29,800	1,122,864
TECO Energy, Inc.	52,629	853,642
Vectren Corp.	20,011	493,872
Wisconsin Energy Corp.	13,660	680,678

		18,643,427

Water Utilities (0.3%)
American States Water Co.^	4,700	166,427
American Water Works Co., Inc.	13,700	307,017
Aqua America, Inc.^	33,439	585,517
Artesian Resources Corp., Class A^	1,600	29,296
California Water Service Group	4,558	167,826
Connecticut Water Service, Inc.	2,000	49,540
Consolidated Water Co., Ltd.	2,400	34,296
Middlesex Water Co.	3,200	56,416
Pennichuck Corp.^	900	19,017
SJW Corp.	3,400	76,738
Southwest Water Co.^	6,800	40,052
York Water Co.^	1,800	26,118

		1,558,260

Total Utilities		45,299,306

Total Common Stocks (91.7%) (Cost $397,049,742)		510,757,154

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCK:
Industrials (0.7%)
Road & Rail (0.7%)
Kansas City Southern
5.125%(b)	3,519	$4,099,635

Total Convertible Preferred Stocks (0.7%) (Cost $2,545,432)		4,099,635

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $32,910)	2,697	39,241

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (5.4%)
Consumer Staples (0.7%)
Food Products (0.7%)
Smithfield Foods, Inc.
4.000%, 6/30/13	$4,107,000	4,040,261

Total Consumer Staples		4,040,261

Energy (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
Delta Petroleum Corp.
3.750%, 5/1/37	4,773,000	3,335,134
Goodrich Petroleum Corp.
3.250%, 12/1/26	2,053,000	1,891,326
USEC, Inc.
3.000%, 10/1/14	5,088,000	3,307,200

Total Energy		8,533,660

Health Care (0.8%)
Biotechnology (0.3%)
Cubist Pharmaceuticals, Inc.
2.250%, 6/15/13	1,862,000	1,738,643

Health Care Providers & Services (0.5%)
Omnicare, Inc.
Series OCR 3.250%, 12/15/35	3,303,000	2,687,816

Total Health Care		4,426,459

Industrials (1.2%)
Airlines (0.9%)
JetBlue Airways Corp.
3.750%, 3/15/35	3,643,000	3,620,231
Series B 6.750%, 10/15/39	938,000	1,286,233

		4,906,464

Building Products (0.3%)
Griffon Corp.
4.000%, 7/18/23	1,581,000	1,586,929

Total Industrials		6,493,393

	Principal Amount	Value (Note 1)

Information Technology (0.7%)
Communications Equipment (0.7%)
Alcatel-Lucent USA, Inc.
Series A 2.875%, 6/15/23	$3,715,000	$3,682,494

Total Information Technology		3,682,494

Telecommunication Services (0.5%)
Wireless Telecommunication Services (0.5%)
NII Holdings, Inc.
3.125%, 6/15/12	3,403,000	3,122,252

Total Telecommunication Services		3,122,252

Total Convertible Bonds		30,298,519

Total Long-Term Debt Securities (5.4%) (Cost $25,006,516)		30,298,519

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	33,300	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*^	3,580	876

Total Industrials		876

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10*^	16,100	6,440

Total Telecommunication Services		6,440

Total Rights (0.0%) (Cost $—)		7,316

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
0.04%, 3/11/10 #(p)	$396,000	395,968

Short-Term Investments of Cash Collateral for Securities Loaned (3.9%)
Credit Suisse (USA) LLC, Repurchase Agreement
0.00%, 1/4/10 (u)	12,408,278	12,408,278
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	2,889,981	563,546
Monumental Global Funding II
0.43%, 5/26/10 (l)	5,430,000	5,321,943

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Pricoa Global Funding I
0.40%, 6/25/10 (l)	$3,469,830	$3,419,538

Total Short-Term Investments of Cash Collateral for Securities Loaned		21,713,305

Time Deposit (2.7%)
JPMorgan Chase Nassau
0.000%, 1/4/10	14,960,649	14,960,649

Total Short-Term Investments (6.7%) (Cost/Amortized Cost $39,554,723)		37,069,922

Total Investments (104.5%) (Cost/Amortized Cost $464,189,323)		582,271,787
Other Assets Less Liabilities (-4.5%)		(25,067,239)

Net Assets (100%)		$557,204,548

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,100,587 or 0.2% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $1,100,162 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $395,968.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $12,656,548.

Glossary:

ADR—	American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Purchases
Russell 2000 Mini Index	26	March-10	$1,545,224	$1,622,140	$76,916
S&P MidCap 400 E-Mini Index	41	March-10	2,831,784	2,972,090	140,306

					$217,222

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$53,896,447	$511,174	$—	$54,407,621
Consumer Staples	29,245,224	556,399	—	29,801,623
Energy	51,918,152	334,480	1,100,162	53,352,794
Financials	114,811,857	1,198,043	425	116,010,325
Health Care	33,862,070	—	—	33,862,070
Industrials	58,454,846	—	—	58,454,846
Information Technology	38,412,875	669,343	—	39,082,218
Materials	64,287,350	551,270	—	64,838,620
Telecommunication Services	15,647,731	—	—	15,647,731
Utilities	45,299,306	—	—	45,299,306
Convertible Bonds
Consumer Staples	—	4,040,261	—	4,040,261
Energy	—	8,533,660	—	8,533,660
Health Care	—	4,426,459	—	4,426,459
Industrials	—	6,493,393	—	6,493,393
Information Technology	—	3,682,494	—	3,682,494
Telecommunication Services	—	3,122,252	—	3,122,252
Convertible Preferred Stocks
Industrials	4,099,635	—	—	4,099,635
Futures	217,222	—	—	217,222
Investment Companies
Investment Companies	39,241	—	—	39,241
Rights
Financials	—	—	—	—
Industrials	876	—	—	876
Telecommunication Services	6,440	—	—	6,440
Short-Term Investments	—	37,069,922	—	37,069,922

Total Assets	$510,199,272	$71,189,150	$1,100,587	$582,489,009

Total Liabilities	$—	$—	$—	$—

Total	$510,199,272	$71,189,150	$1,100,587	$582,489,009

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Energy	Investments in Securities-Financials	Investments in Securities-Health Care
Balance as of 12/31/08	$1,563,767	$—	$3,503,638
Total gains or losses (realized/unrealized) included in earnings	(463,605)	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	—	425	(3,503,638)

Balance as of 12/31/09	$1,100,162	$425	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(463,180)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	217,222	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$217,222

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(93,074)	—	—	(93,074)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(93,074)	$—	$—	$(93,074)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	217,222	—	—	217,222
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$217,222	$—	$—	$217,222

The Portfolio held futures contracts with an average notional balance of approximately $4,176,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$478,810,715
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$705,445,345

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$127,883,939
Aggregate gross unrealized depreciation	(16,756,264)

Net unrealized appreciation	$111,127,675

Federal income tax cost of investments	$471,144,112

At December 31, 2009, the Portfolio had loaned securities with a total value of $23,175,640. This was secured by collateral of $24,198,089 which was received as cash and subsequently invested in short-term investments currently valued at $21,713,305, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $1,089 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $59 as brokerage commissions with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $319,907,273 of which $86,955,157 expires in the year 2016, and $232,952,116 expires in the year 2017.

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $464,189,323) (Securities on loan at market value $23,175,640)	$582,271,787
Cash	2,590
Foreign cash (Cost $106)	106
Dividends, interest and other receivables	851,345
Receivable from Separate Accounts for Trust shares sold	171,808
Receivable for securities sold	155,005
Other assets	2,350

Total assets	583,454,991

LIABILITIES
Payable for return of cash collateral on securities loaned	24,198,089
Payable to Separate Accounts for Trust shares redeemed	698,293
Payable for securities purchased	610,216
Investment management fees payable	376,460
Distribution fees payable - Class B	96,511
Administrative fees payable	83,788
Variation margin payable on futures contracts	55,400
Trustees’ fees payable	15,086
Accrued expenses	116,600

Total liabilities	26,250,443

NET ASSETS	$557,204,548

Net assets were comprised of:
Paid in capital	$765,846,965
Accumulated undistributed net investment income (loss)	(2,091,853)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(324,850,196)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	118,299,632

Net assets	$557,204,548

Class A
Net asset value, offering and redemption price per share, $95,495,894 / 11,762,084 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.12

Class B
Net asset value, offering and redemption price per share, $461,708,654 / 58,022,866 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $86,543 foreign withholding tax)	$9,897,356
Interest	1,999,042
Securities lending (net)	237,925

Total income	12,134,323

EXPENSES
Investment management fees	4,128,368
Administrative fees	940,961
Distribution fees - Class B	933,189
Custodian fees	170,000
Printing and mailing expenses	84,236
Professional fees	71,569
Trustees’ fees	7,693
Miscellaneous	19,037

Gross expenses	6,355,053
Less: Fees paid indirectly	(1,392,916)

Net expenses	4,962,137

NET INVESTMENT INCOME (LOSS)	7,172,186

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(118,394,226)
Foreign currency transactions	(34,829)
Futures	(93,074)

Net realized gain (loss)	(118,522,129)

Change in unrealized appreciation (depreciation) on:
Securities	254,553,202
Foreign currency translations	(54)
Futures	217,222

Net change in unrealized appreciation (depreciation)	254,770,370

NET REALIZED AND UNREALIZED GAIN (LOSS)	136,248,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,420,427

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,172,186	$5,963,419
Net realized gain (loss) on investments, futures and foreign currency transactions	(118,522,129)	(186,142,518)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	254,770,370	(189,504,959)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,420,427	(369,684,058)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(2,629,322)	(2,845,283)
Class B	(11,549,168)	(1,974,190)

	(14,178,490)	(4,819,473)

Distributions from net realized capital gains
Class A	—	(6,355,612)
Class B	—	(5,603,113)

	—	(11,958,725)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,178,490)	(16,778,198)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,672,474 and 7,719,084 shares, respectively ]	16,255,094	62,116,295
Capital shares issued in reinvestment of dividends and distributions [ 341,908 and 1,273,135 shares, respectively ]	2,629,322	9,200,895
Capital shares repurchased [ (48,616,943) and (9,937,043) shares, respectively ]	(253,402,415)	(80,277,882)

Total Class A transactions	(234,517,999)	(8,960,692)

Class B
Capital shares sold [ 12,525,853 and 10,362,685 shares, respectively ]	81,482,834	76,774,572
Capital shares issued in reinvestment of dividends and distributions [ 1,538,281 and 1,048,960 shares, respectively ]	11,549,168	7,577,303
Capital shares repurchased [ (12,621,492) and (14,752,271) shares, respectively ]	(81,559,277)	(113,657,374)

Total Class B transactions	11,472,725	(29,305,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(223,045,274)	(38,266,191)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,803,337)	(424,728,447)
NET ASSETS:
Beginning of year	651,007,885	1,075,736,332

End of year (a)	$557,204,548	$651,007,885

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,091,853)	$1,083,752

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007		2006		2005
Net asset value, beginning of year	$5.77		$9.19	$10.03		$9.74		$11.48

Income (loss) from investment operations:
Net investment income (loss)	0.11	(e)	0.06 (e)	0.02	(e)	0.03	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.47		(3.33)	—	#	1.41		0.83

Total from investment operations	2.58		(3.27)	0.02		1.44		0.84

Less distributions:
Dividends from net investment income	(0.23)		(0.05)	—		(0.02)		—
Distributions from net realized gains	—		(0.10)	(0.86)		(1.13)		(2.58)

Total dividends and distributions	(0.23)		(0.15)	(0.86)		(1.15)		(2.58)

Net asset value, end of year	$8.12		$5.77	$9.19		$10.03		$9.74

Total return	44.90%		(35.88)%	0.31%		15.08%		7.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,496		$330,996	$535,842		$387,990		$319,455
Ratio of expenses to average net assets:
After fees paid indirectly	0.58%		1.15%	1.28%		1.30%		1.24%
Before fees paid indirectly	1.04%		1.30%	1.29%		1.31%		1.29%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.76%		0.78%	0.17%		0.25%		0.09%
Before fees paid indirectly	1.29%		0.62%	0.17%		0.24%		0.04%
Portfolio turnover rate	95%		78%	60%		67%		58%

	Year Ended December 31,
Class B	2009		2008	2007		2006		2005
Net asset value, beginning of year	$5.66		$9.01	$9.87		$9.61		$11.39

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	0.04 (e)	(0.01	)(e)	—	#(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.42		(3.25)	0.01		1.39		0.82

Total from investment operations	2.50		(3.21)	—		1.39		0.80

Less distributions:
Dividends from net investment income	(0.20)		(0.04)	—		—		—
Distributions from net realized gains	—		(0.10)	(0.86)		(1.13)		(2.58)

Total dividends and distributions	(0.20)		(0.14)	(0.86)		(1.13)		(2.58)

Net asset value, end of year	$7.96		$5.66	$9.01		$9.87		$9.61

Total return	44.46%		(35.99)%	0.10%		14.75%		7.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$461,709		$320,011	$539,894		$599,824		$510,799
Ratio of expenses to average net assets:
After fees paid indirectly	1.13	%(c)	1.39%	1.53%		1.55%		1.49%
Before fees paid indirectly	1.29	%(c)	1.55%	1.54%		1.56	%(c)	1.54%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.25%		0.54%	(0.08)%		(0.01)%		(0.16)%
Before fees paid indirectly	1.05%		0.38%	(0.09)%		(0.02)%		(0.21)%
Portfolio turnover rate	95%		78%	60%		67%		58%
#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Pacific Investment Management Company LLC

➢	Post Advisory Group, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares	10.09%	(0.17)%	1.77%	5.99%
Portfolio – Class B Shares**	9.53	(0.41)	1.50	5.74
Barclays Capital U.S. Universal Index†	8.60	5.01	6.44	N/A
BofA Merrill Lynch U.S. High Yield Master Cash Pay Only Index	56.28	6.23	6.77	8.58

*   Date of inception 1/2/87

** Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

†In 2009, the Investment Manager revised the Portfolio’s benchmark index to be the Barclays Capital U.S. Universal Index, which more closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 10.09% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Universal Index, returned 8.60% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Universal Index returned 0.58% during the fourth quarter and 8.60% for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Security selection of high quality bonds where the Portfolio outperformed the benchmark paid off during the period.

•

The Pharmaceutical and Health Care sectors proved to be advantageous. Specific examples of each respectively were: Elan Pharmaceuticals, where a large cash infusion from Johnson and Johnson, had a significant positive impact on the bonds; and US Oncology (Health Care sector) was an excellent credit.

•	An overweight to Agency mortgage pass-through securities for the second and third quarters aided performance. Valuations of these bonds benefited from government policy responses.

•

Tactical duration positioning contributed to performance, as the Portfolio had an overweight in duration early in year when investors chose safe assets and a neutral stance later in the year as rates rose.

What hurt performance during the year:

•

The Financial and Insurance sectors have seen a significant amount of growth over the past year with the issuance of “Trust Preferred” securities that were a part of the TARP program. The Financial and Insurance sectors are up for the year with the performance of most companies coming via a government bailout program.

•	The Portfolio had an underweight to corporate bonds at year-end, which were the best performing bond sector across the investment-grade universe.

•	The Portfolio was underweight to emerging markets for the year as risky assets outperformed Treasuries for the year.

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (Unaudited)

Portfolio Characteristics
As of December 31, 2009
Weighted Average Life (Years)	6.3
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA-
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/09	% of Net Assets
Government Securities	63.6%
Corporate Bonds	37.5
Asset-Backed and Mortgage-Backed Securities	3.3
Convertible Bonds	0.2
Cash and Other	(4.6)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,062.20	$3.85
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77
Class B
Actual	1,000.00	1,059.50	5.14
Hypothetical (5% average return before expenses)	1,000.00	1,020.21	5.04

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.74% and 0.99% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (3.3%)
Asset-Backed Securities (1.0%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A5 6.250%, 1/15/17	$75,000	$84,290
Capital One Multi-Asset Execution Trust,
Series 2006-A6 A6 5.300%, 2/18/14	500,000	524,297
Series 2007-A7 A7 5.750%, 7/15/20	600,000	645,298
Series 2009-A2 A2 3.200%, 4/15/14	1,500,000	1,534,189
Chase Issuance Trust,
Series 2008-A9 A9 4.260%, 5/15/13	500,000	519,863
Series 2009-A2 A2 1.783%, 4/15/14(l)	2,800,000	2,862,155
Series 2009-A3 A3 2.400%, 6/17/13	495,000	502,203
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	150,000	158,302
Series 2007-A8 A8 5.650%, 9/20/19	100,000	107,212
Series 2009-A4 A4 4.900%, 6/23/16	200,000	211,585
Daimler Chrysler Auto Trust,
Series 2007-A A4 5.280%, 3/8/13	150,000	157,760
Ford Credit Auto Owner Trust,
Series 2007-B A4A 5.240%, 7/15/12	100,000	104,848
Series 2008-C A3 1.653%, 6/15/12(l)	2,700,000	2,717,823
Series 2009-C A1 0.796%, 7/15/10§	787,958	787,997
Series 2009-E A2 0.800%, 3/15/12	3,000,000	2,993,067
Franklin Auto Trust,
Series 2008-A A2 1.233%, 10/20/11(l)	1,184,224	1,185,337
Nissan Auto Receivables Owner Trust,
Series 2007-B A4 5.160%, 3/17/14	150,000	156,776
USAA Auto Owner Trust,
Series 2007-2 A4 5.070%, 6/15/13	150,000	156,374

		15,409,376

Non-Agency CMO (2.3%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-6 A5 4.811%, 12/10/42	1,000,000	979,906
Series 2007-2 A4 5.689%, 4/10/49(l)	500,000	414,018
Series 2007-3 A4 5.658%, 6/10/49(l)	801,000	691,657

	Principal Amount	Value (Note 1)

Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2003-T12 A4 4.680%, 8/13/39(l)	$1,205,000	$1,193,593
Series 2004-T16 A6 4.750%, 2/13/46(l)	790,000	768,579
Series 2006-T22 A4 5.463%, 4/12/38(l)	675,000	645,728
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A4 4.982%, 5/10/43(l)	1,000,000	978,415
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4 A3 5.467%, 9/15/39	1,000,000	859,074
CS First Boston Mortgage Securities Corp.,
Series 2004-C2 A1 3.819%, 5/15/36	409,408	402,745
Series 2004-C4 A6 4.691%, 10/15/39	1,210,000	1,106,310
EMF-NL,
Series 2008-APRX A2 1.540%, 4/17/41†(l)(m)	1,000,000	857,606
First Union National Bank Commercial Mortgage Trust,
Series 2001-C2 A2 6.663%, 1/12/43	941,695	970,580
GE Capital Commercial Mortgage Corp.,
Series 2007-C1 A4 5.543%, 12/10/49	1,500,000	1,291,808
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3 A4 4.799%, 8/10/42(l)	417,000	407,213
GS Mortgage Securities Corp. II,
Series 2004-GG2 A6 5.396%, 8/10/38(l)	1,700,000	1,684,931
Hilton Hotel Pool Trust,
Series 2000-HLTA B 0.731%, 10/3/15(l)§	2,900,000	2,895,774
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2003-CB7 A4 4.879%, 1/12/38(l)	2,000,000	2,003,806
Series 2005-LDP1 A3 4.865%, 3/15/46	1,000,000	998,656
Series 2006-CB15 A4 5.814%, 6/12/43(l)	1,535,000	1,473,862
Series 2007-CB18 A4 5.440%, 6/12/47	1,250,000	1,071,155
LB-UBS Commercial Mortgage Trust,
Series 2004-C1 A4 4.568%, 1/15/31	1,415,000	1,378,936
Series 2004-C2 A4 4.367%, 3/15/36	1,000,000	964,925
Series 2007-C6 A4 5.858%, 7/15/40(l)	1,250,000	1,083,706
Merrill Lynch Mortgage Trust,
Series 2004-KEY2 A4 4.864%, 8/12/39(l)	1,110,000	1,091,530
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-5 A4 5.378%, 8/12/48	1,500,000	1,118,190

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Morgan Stanley Capital I, Inc.,
Series 2005-IQ9 A5 4.700%, 7/15/56	$775,000	$747,170
Series 2007-HQ12 A5 5.632%, 4/12/49(l)	1,250,000	1,035,440
Series 2007-T25 A3 5.514%, 11/12/49(l)	1,400,000	1,268,929
Morgan Stanley Dean Witter Capital I,
Series 2001-TOP3 A4 6.390%, 7/15/33	1,012,495	1,048,955
Series 2001-TOP5 A4 6.390%, 10/15/35	960,581	1,002,589
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8 A4 4.964%, 11/15/35(l)	1,000,000	951,625
Series 2004-C11 A5 5.215%, 1/15/41(l)	1,500,000	1,466,770
Series 2007-C30 A5 5.342%, 12/15/43	695,000	529,440
Series 2007-C33 A4 5.902%, 2/15/51(l)	1,000,000	878,218

		36,261,839

Total Asset-Backed and Mortgage-Backed Securities		51,671,215

Convertible Bond (0.2%)
Financials (0.2%)
Commercial Banks (0.2%)
U.S. Bancorp
0.000%, 12/11/35(l)	2,400,000	2,364,000

Total Financials		2,364,000

Total Convertible Bonds		2,364,000

Corporate Bonds (37.5%)
Consumer Discretionary (5.4%)
Auto Components (0.2%)
American Tire Distributors, Inc.
6.540%, 4/1/12(l)	4,500,000	3,735,000

Automobiles (0.1%)
Daimler Finance N.A. LLC
7.750%, 1/18/11	200,000	212,636
6.500%, 11/15/13	700,000	767,365

		980,001

Distributors (0.0%)
SGS International, Inc.
12.000%, 12/15/13	700,000	707,875

Hotels, Restaurants & Leisure (0.7%)
Dave & Buster’s, Inc.
11.250%, 3/15/14	1,742,000	1,807,325
El Pollo Loco, Inc.
11.750%, 11/15/13	750,000	682,500
Harrahs Operating Co., Inc.
11.250%, 6/1/17§	650,000	680,063
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.
11.250%, 6/1/17§	700,000	732,375
International Game Technology
7.500%, 6/15/19	50,000	54,182

	Principal Amount	Value (Note 1)

Landry’s Restaurants, Inc.
11.625%, 12/1/15^§	$1,450,000	$1,537,000
McDonald’s Corp.
4.300%, 3/1/13	200,000	211,576
5.350%, 3/1/18	500,000	536,109
MGM MIRAGE
13.000%, 11/15/13	1,000,000	1,147,500
Travelport LLC
9.875%, 9/1/14	1,375,000	1,419,687
11.875%, 9/1/16	775,000	821,500
Wendy’s/Arby’s Restaurants LLC
10.000%, 7/15/16^	1,950,000	2,125,500

		11,755,317

Household Durables (0.8%)
Blyth, Inc.
5.500%, 11/1/13	8,050,000	6,842,500
Fortune Brands, Inc.
3.000%, 6/1/12	200,000	198,222
5.375%, 1/15/16	350,000	348,373
Libbey Glass, Inc.
7.484%, 6/1/11(l)	2,600,000	2,548,000
Sealy Mattress Co.
8.250%, 6/15/14	1,500,000	1,500,000
Toll Brothers Finance Corp.
6.750%, 11/1/19	100,000	97,939
Whirlpool Corp.
8.000%, 5/1/12	115,000	124,591
5.500%, 3/1/13	200,000	205,947
8.600%, 5/1/14	35,000	39,629

		11,905,201

Internet & Catalog Retail (0.2%)
Affinion Group, Inc.
10.125%, 10/15/13^	1,900,000	1,952,250
Visant Corp.
7.625%, 10/1/12	510,000	512,550

		2,464,800

Media (2.9%)
Allbritton Communications Co.
7.750%, 12/15/12	513,000	504,664
CanWest Media, Inc.
8.000%, 9/15/12(h)	4,167,799	3,469,693
CBS Corp.
6.625%, 5/15/11	200,000	209,591
5.625%, 8/15/12	200,000	209,054
8.875%, 5/15/19	125,000	149,540
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/17§	800,000	816,000
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	183,000	210,944
Comcast Corp.
5.500%, 3/15/11	200,000	209,294
5.900%, 3/15/16	400,000	430,768
6.500%, 1/15/17	400,000	442,826
5.700%, 7/1/19	100,000	104,904
6.950%, 8/15/37	400,000	435,957
6.550%, 7/1/39	100,000	104,837
COX Communications, Inc.
7.125%, 10/1/12	200,000	222,167

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

CSC Holdings LLC
Series B 7.625%, 4/1/11		$200,000	$206,500
CW Media Holdings, Inc.
13.500%, 8/15/15 PIK§		468,486	493,081
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
7.625%, 5/15/16		223,000	243,627
DISH DBS Corp.
7.875%, 9/1/19		1,000,000	1,048,750
Gallery Capital S.A.
10.125%, 5/15/13(h)§		3,550,000	1,810,500
Hughes Network Systems LLC/HNS Finance Corp.
9.500%, 4/15/14		1,500,000	1,533,750
Intelsat Intermediate Holding Co., Ltd.
0.000%, 2/1/15(e)^		1,700,000	1,746,750
Interpublic Group of Cos., Inc.
10.000%, 7/15/17		1,000,000	1,110,000
Kabel Deutschland GmbH
10.625%, 7/1/14		2,000,000	2,090,000
Local Insight Regatta Holdings, Inc.
11.000%, 12/1/17		5,071,000	3,270,795
Network Communications, Inc.
10.750%, 12/1/13		7,350,000	2,949,187
News America, Inc.
6.900%, 3/1/19		500,000	563,383
6.150%, 3/1/37		100,000	99,489
6.650%, 11/15/37		200,000	211,261
Nielsen Finance LLC/Nielsen Finance Co.
11.500%, 5/1/16		1,000,000	1,117,500
Omnicom Group, Inc.
6.250%, 7/15/19		200,000	215,770
Rainbow National Services LLC
10.375%, 9/1/14§		2,520,000	2,658,600
Reader’s Digest Association, Inc.
9.000%, 2/15/17(h)		8,000,000	90,000
Thomson Reuters Corp.
6.500%, 7/15/18		500,000	565,123
4.700%, 10/15/19		50,000	49,254
Time Warner Cable, Inc.
6.200%, 7/1/13		200,000	219,691
3.500%, 2/1/15		100,000	98,794
5.850%, 5/1/17		400,000	420,270
8.250%, 4/1/19		700,000	833,766
5.000%, 2/1/20		75,000	72,730
6.550%, 5/1/37		200,000	203,799
6.750%, 6/15/39		150,000	157,096
Time Warner, Inc.
6.875%, 5/1/12		500,000	547,371
5.875%, 11/15/16		200,000	215,902
7.625%, 4/15/31		350,000	406,570
7.700%, 5/1/32		300,000	352,300
Unitymedia GmbH
10.125%, 2/15/15§	EUR	1,750,000	2,634,148
10.375%, 2/15/15§		$700,000	735,875
Unitymedia Hessen GmbH & Co. KG
3.597%, 4/15/13(l)§	EUR	1,000,000	1,419,214
Valassis Communications, Inc.
8.250%, 3/1/15^		$1,600,000	1,596,000
Viacom, Inc.
4.375%, 9/15/14		100,000	103,126
5.625%, 9/15/19		100,000	104,411

	Principal Amount	Value (Note 1)

6.875%, 4/30/36	$200,000	$216,261
Videotron Ltd.
9.125%, 4/15/18§	900,000	990,000
Walt Disney Co.
4.500%, 12/15/13	500,000	531,123
WMG Acquisition Corp.
9.500%, 6/15/16§	1,900,000	2,035,375
WPP Finance UK Corp.
5.875%, 6/15/14	900,000	929,434
XM Satellite Radio, Inc.
11.250%, 6/15/13§	2,050,000	2,203,750

		46,620,565

Multiline Retail (0.1%)
Kohl’s Corp.
6.250%, 12/15/17	200,000	221,303
Nordstrom, Inc.
6.750%, 6/1/14	60,000	67,008
Target Corp.
5.125%, 1/15/13	400,000	434,321
6.000%, 1/15/18	200,000	220,738
7.000%, 1/15/38	200,000	233,350

		1,176,720

Specialty Retail (0.3%)
AutoZone, Inc.
5.750%, 1/15/15	150,000	162,675
Freedom Group, Inc.
10.250%, 8/1/15§	550,000	583,688
Home Depot, Inc.
5.400%, 3/1/16	200,000	209,372
5.875%, 12/16/36	500,000	482,629
Lowe’s Cos., Inc.
5.600%, 9/15/12	200,000	219,813
Staples, Inc.
9.750%, 1/15/14	500,000	609,225
Toys R Us Property Co. I LLC
10.750%, 7/15/17§	1,250,000	1,368,750
Toys R Us Property Co. II LLC
8.500%, 12/1/17§	1,000,000	1,017,500

		4,653,652

Textiles, Apparel & Luxury Goods (0.1%)
Perry Ellis International, Inc.
Series B 8.875%, 9/15/13	2,195,000	2,184,025

Total Consumer Discretionary		86,183,156

Consumer Staples (2.6%)
Beverages (0.5%)
Anheuser-Busch Cos., Inc.
6.000%, 4/15/11	200,000	210,897
4.950%, 1/15/14	200,000	206,322
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12§	725,000	728,397
4.125%, 1/15/15§	125,000	126,919
5.375%, 1/15/20§	575,000	586,649
6.375%, 1/15/40§	250,000	260,715
Bottling Group LLC
6.950%, 3/15/14	300,000	345,183

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Coca-Cola Co.
5.350%, 11/15/17	$400,000	$430,889
Coca-Cola Enterprises, Inc.
8.500%, 2/1/12	200,000	225,154
7.375%, 3/3/14	300,000	347,879
6.950%, 11/15/26	500,000	563,590
Diageo Capital plc
5.750%, 10/23/17	200,000	215,236
Diageo Finance B.V.
5.500%, 4/1/13	400,000	430,859
3.250%, 1/15/15	50,000	49,667
PepsiCo, Inc.
5.000%, 6/1/18	200,000	207,646
7.900%, 11/1/18	2,700,000	3,313,589

		8,249,591

Food & Staples Retailing (0.7%)
Costco Wholesale Corp.
5.500%, 3/15/17	200,000	213,457
CVS Caremark Corp.
5.750%, 6/1/17	200,000	211,083
6.600%, 3/15/19	300,000	328,287
6.250%, 6/1/27	100,000	101,695
CVS Pass-Through Trust
7.507%, 1/10/32(b)§	1,400,000	1,466,486
Great Atlantic & Pacific Tea Co., Inc.
11.375%, 8/1/15§	1,350,000	1,420,875
Kroger Co.
3.900%, 10/1/15	100,000	100,546
6.150%, 1/15/20	300,000	321,074
Rite Aid Corp.
8.625%, 3/1/15	250,000	217,500
10.375%, 7/15/16^	1,300,000	1,378,000
10.250%, 10/15/19§	400,000	422,000
Safeway, Inc.
6.350%, 8/15/17	200,000	218,892
U.S. Foodservice, Inc.
10.250%, 6/30/15(b)§	2,075,000	2,054,250
Walgreen Co.
4.875%, 8/1/13	200,000	214,769
Wal-Mart Stores, Inc.
4.125%, 2/15/11	400,000	414,339
4.550%, 5/1/13	400,000	426,182
5.800%, 2/15/18	500,000	554,876
6.500%, 8/15/37	500,000	568,990
6.200%, 4/15/38	100,000	110,279

		10,743,580

Food Products (0.7%)
Archer-Daniels-Midland Co.
7.000%, 2/1/31	200,000	227,901
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	700,000	728,646
Campbell Soup Co.
3.375%, 8/15/14	100,000	101,642
ConAgra Foods, Inc.
8.250%, 9/15/30	100,000	119,870
General Mills, Inc.
5.650%, 9/10/12	200,000	217,576
5.650%, 2/15/19	300,000	318,165
H.J. Heinz Co.
5.350%, 7/15/13	300,000	322,496

	Principal Amount	Value (Note 1)

Hershey Co.
5.000%, 4/1/13	$1,000,000	$1,059,297
Kellogg Co.
4.250%, 3/6/13	200,000	209,661
4.450%, 5/30/16	500,000	514,885
Kraft Foods, Inc.
6.250%, 6/1/12	1,100,000	1,185,504
6.750%, 2/19/14	2,900,000	3,206,916
6.125%, 2/1/18	200,000	210,308
6.875%, 2/1/38	200,000	209,876
National Beef Packing Co. LLC/NB Finance Corp.
10.500%, 8/1/11	825,000	827,063
Ralcorp Holdings, Inc.
6.625%, 8/15/39§	100,000	97,524
Sara Lee Corp.
6.125%, 11/1/32	100,000	96,249
Viskase Cos., Inc.
9.875%, 1/15/18§	1,000,000	1,007,500

		10,661,079

Household Products (0.4%)
American Achievement Corp.
8.250%, 4/1/12§	1,735,000	1,730,663
Clorox Co.
5.000%, 3/1/13	300,000	320,685
3.550%, 11/1/15	50,000	49,432
Colgate-Palmolive Co.
3.150%, 8/5/15	40,000	40,437
Johnsondiversey Holdings, Inc.
10.500%, 5/15/20§	1,300,000	1,306,500
Kimberly-Clark Corp.
6.125%, 8/1/17	200,000	221,714
Prestige Brands, Inc.
9.250%, 4/15/12^	1,369,000	1,387,824
Procter & Gamble Co.
3.500%, 2/15/15	300,000	306,904
4.850%, 12/15/15	200,000	217,928
4.700%, 2/15/19	300,000	307,105
5.550%, 3/5/37	100,000	103,277

		5,992,469

Personal Products (0.0%)
Avon Products, Inc.
5.625%, 3/1/14	300,000	326,969

Tobacco (0.3%)
Altria Group, Inc.
7.750%, 2/6/14^	500,000	567,147
9.250%, 8/6/19	600,000	731,177
9.950%, 11/10/38	200,000	260,702
Lorillard Tobacco Co.
8.125%, 6/23/19	65,000	71,460
Philip Morris International, Inc.
6.875%, 3/17/14	500,000	566,559
5.650%, 5/16/18	200,000	210,316
Reynolds American, Inc.
7.250%, 6/1/13	200,000	218,205
Vector Group Ltd.
11.000%, 8/15/15(b)	2,025,000	2,045,250

		4,670,816

Total Consumer Staples		40,644,504

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Energy (2.8%)
Energy Equipment & Services (0.2%)
Baker Hughes, Inc.
6.500%, 11/15/13	$200,000	$225,755
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	65,000	69,240
Geokinetics Holdings, Inc.
9.750%, 12/15/14§	825,000	810,563
Halliburton Co.
6.150%, 9/15/19	300,000	335,013
7.450%, 9/15/39	200,000	247,451
Helix Energy Solutions Group, Inc.
9.500%, 1/15/16§	725,000	743,125
Rowan Cos., Inc.
7.875%, 8/1/19	65,000	72,318
Transocean, Inc.
6.000%, 3/15/18	100,000	106,694
6.800%, 3/15/38	200,000	223,640
Weatherford International Ltd.
6.000%, 3/15/18	200,000	201,393

		3,035,192

Oil, Gas & Consumable Fuels (2.6%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	400,000	432,679
6.450%, 9/15/36	400,000	417,747
Apache Corp.
5.250%, 4/15/13	100,000	107,168
6.000%, 9/15/13	665,000	735,835
6.000%, 1/15/37	250,000	266,013
Buckeye Partners LP
5.500%, 8/15/19	75,000	74,774
Canadian Natural Resources Ltd.
6.250%, 3/15/38	200,000	206,987
Chevron Corp.
3.950%, 3/3/14	1,000,000	1,044,017
Conoco Funding Co.
6.350%, 10/15/11	200,000	217,592
ConocoPhillips
4.750%, 2/1/14	500,000	536,846
5.900%, 5/15/38	100,000	102,503
6.500%, 2/1/39	300,000	332,952
ConocoPhillips Canada
5.625%, 10/15/16	300,000	325,441
ConocoPhillips Canada Funding Co. I
5.300%, 4/15/12	1,500,000	1,607,765
Devon Financing Corp. ULC
7.875%, 9/30/31	400,000	501,165
El Paso Corp.
7.000%, 5/15/11^	1,000,000	1,021,947
EnCana Corp.
5.900%, 12/1/17	100,000	107,546
6.500%, 5/15/19	25,000	27,966
6.625%, 8/15/37	350,000	379,751
Energy Transfer Partners LP
8.500%, 4/15/14	1,500,000	1,731,444
9.000%, 4/15/19	500,000	595,990
Energy XXI Gulf Coast, Inc.
16.000%, 6/15/14 PIK^(b)§	2,000,000	2,200,000

	Principal Amount	Value (Note 1)

Enterprise Products Operating LLC
Series L 6.300%, 9/15/17	$300,000	$322,957
EOG Resources, Inc.
5.625%, 6/1/19	90,000	95,610
Hess Corp.
8.125%, 2/15/19	500,000	602,979
Husky Energy, Inc.
5.900%, 6/15/14	105,000	114,455
7.250%, 12/15/19	65,000	75,114
Kinder Morgan Energy Partners LP
6.750%, 3/15/11	300,000	317,261
5.850%, 9/15/12	900,000	968,558
5.950%, 2/15/18	200,000	211,843
9.000%, 2/1/19^	2,050,000	2,522,527
6.850%, 2/15/20	30,000	33,278
5.800%, 3/15/35	200,000	185,298
Linn Energy LLC
9.875%, 7/1/18	1,325,000	1,407,813
Magellan Midstream Partners LP
6.550%, 7/15/19	1,400,000	1,519,718
Marathon Oil Corp.
5.900%, 3/15/18	400,000	421,334
7.500%, 2/15/19	300,000	346,235
6.600%, 10/1/37	100,000	106,080
Mariner Energy, Inc.
11.750%, 6/30/16	1,650,000	1,839,750
Nexen, Inc.
6.200%, 7/30/19	45,000	47,615
6.400%, 5/15/37	200,000	201,503
7.500%, 7/30/39	60,000	68,787
Occidental Petroleum Corp.
4.125%, 6/1/16	150,000	151,098
Ocean Energy, Inc.
7.250%, 10/1/11	1,000,000	1,090,996
ONEOK Partners LP
8.625%, 3/1/19	500,000	603,397
Petrobras International Finance Co.
7.875%, 3/15/19	350,000	403,484
PetroHawk Energy Corp.
10.500%, 8/1/14	1,600,000	1,748,000
Petroleos Mexicanos
8.000%, 5/3/19	1,000,000	1,157,500
Shell International Finance B.V.
4.950%, 3/22/12	100,000	107,304
6.375%, 12/15/38	300,000	338,213
Spectra Energy Capital LLC
6.200%, 4/15/18	500,000	531,007
Statoil ASA
7.150%, 1/15/29	100,000	116,820
Stone Energy Corp.
8.250%, 12/15/11	2,500,000	2,490,625
Suncor Energy, Inc.
7.150%, 2/1/32	100,000	110,168
6.500%, 6/15/38	200,000	210,144
Talisman Energy, Inc.
7.750%, 6/1/19	340,000	399,298
Trans-Canada Pipelines Ltd.
7.250%, 8/15/38	400,000	471,587
Valero Energy Corp.
6.875%, 4/15/12	1,400,000	1,528,633

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

4.750%, 6/15/13	$100,000	$102,348
6.625%, 6/15/37	100,000	93,833
Williams Cos., Inc.
8.750%, 3/15/32	400,000	478,668
XTO Energy, Inc.
7.500%, 4/15/12	200,000	223,006
5.900%, 8/1/12	1,500,000	1,643,511
6.250%, 4/15/13	983,000	1,082,641
5.750%, 12/15/13	400,000	444,978
6.500%, 12/15/18	400,000	457,080
6.750%, 8/1/37	100,000	117,789

		40,484,971

Total Energy		43,520,163

Financials (13.8%)
Capital Markets (2.1%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	400,000	430,792
5.125%, 8/27/13	300,000	323,858
4.300%, 5/15/14	115,000	121,033
Bear Stearns Cos., Inc.
5.700%, 11/15/14	200,000	220,067
BlackRock, Inc.
3.500%, 12/10/14	100,000	98,744
5.000%, 12/10/19	100,000	98,268
Charles Schwab Corp.
4.950%, 6/1/14	50,000	52,747
Credit Suisse USA, Inc.
5.375%, 3/2/16	300,000	313,948
Deutsche Bank AG/London
5.375%, 10/12/12	100,000	107,956
4.875%, 5/20/13	400,000	424,951
6.000%, 9/1/17	500,000	545,111
Goldman Sachs Group, Inc.
6.600%, 1/15/12	400,000	434,856
3.250%, 6/15/12	2,110,000	2,192,151
3.625%, 8/1/12	145,000	149,394
5.450%, 11/1/12	500,000	537,589
5.150%, 1/15/14	800,000	846,289
6.000%, 5/1/14	75,000	82,033
5.350%, 1/15/16	600,000	623,199
5.950%, 1/18/18	800,000	844,778
7.500%, 2/15/19	500,000	582,902
6.125%, 2/15/33	200,000	200,846
6.750%, 10/1/37	750,000	770,915
Jefferies Group, Inc.
8.500%, 7/15/19	350,000	382,595
Macquarie Bank Ltd.
2.600%, 1/20/12§	2,900,000	2,961,048
3.300%, 7/17/14§	3,000,000	3,007,128
Merrill Lynch & Co., Inc.
6.150%, 4/25/13	400,000	428,063
0.744%, 1/15/15(l)	1,000,000	916,648
6.875%, 4/25/18	950,000	1,023,566
6.110%, 1/29/37	500,000	460,961
7.750%, 5/14/38	400,000	439,495
Morgan Stanley
6.750%, 4/15/11	400,000	423,793
0.534%, 1/9/12(l)	1,400,000	1,384,149
6.600%, 4/1/12	700,000	761,596
1.950%, 6/20/12	840,000	847,775

	Principal Amount		Value (Note 1)

4.400%, 8/8/12(l)	AUD	2,100,000	$1,813,858
5.300%, 3/1/13		$400,000	421,598
4.750%, 4/1/14		400,000	402,299
6.000%, 5/13/14^		3,600,000	3,870,727
6.000%, 4/28/15		300,000	319,567
5.450%, 1/9/17		300,000	303,215
5.550%, 4/27/17		200,000	200,885
5.950%, 12/28/17		400,000	412,576
6.625%, 4/1/18		600,000	648,701
7.300%, 5/13/19		100,000	112,293
Northern Trust Corp.
4.625%, 5/1/14		40,000	42,625
Piper Jaffray Cos.
4.351%, 12/31/10(b)(l)§		2,000,000	2,000,000
Raymond James Financial, Inc.
8.600%, 8/15/19		100,000	108,185

			33,695,773

Commercial Banks (5.3%)
American Express Bank FSB
3.150%, 12/9/11		850,000	878,448
American Express Centurion Bank
5.550%, 10/17/12		3,400,000	3,636,059
Banco Bilbao Vizcaya Argentaria S.A./Puerto Rico
0.262%, 5/25/12(l)		3,000,000	2,998,425
Bank of Scotland plc
7.700%, 8/15/10(b)§		1,000,000	1,014,938
Barclays Bank plc
5.450%, 9/12/12		400,000	432,574
5.000%, 9/22/16		500,000	510,906
6.750%, 5/22/19		150,000	167,315
BB&T Corp.
3.375%, 9/25/13		200,000	201,576
CapitalSource, Inc.
12.750%, 7/15/14§		1,825,000	1,952,750
Citibank N.A.
1.250%, 9/22/11		200,000	200,339
Commonwealth Bank of Australia
0.636%, 12/10/12(l)§		2,900,000	2,883,476
0.704%, 7/12/13(l)§		2,900,000	2,890,085
Credit Suisse/New York
3.450%, 7/2/12		200,000	205,721
5.000%, 5/15/13		900,000	959,792
5.500%, 5/1/14		250,000	271,300
6.000%, 2/15/18		300,000	313,901
Danske Bank A/S
0.612%, 5/24/12(l)§		1,000,000	996,650
Fifth Third Bancorp
8.250%, 3/1/38		250,000	237,697
GMAC, Inc.
1.750%, 10/30/12		300,000	298,047
2.200%, 12/19/12		1,000,000	1,006,132
HSBC Bank USA/New York
4.625%, 4/1/14		400,000	417,557
HSBC Holdings plc
6.500%, 5/2/36		400,000	419,529
6.500%, 9/15/37		400,000	417,917
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		900,000	963,607
KeyCorp
6.500%, 5/14/13		500,000	516,069
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/11		1,900,000	1,966,137

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

2.000%, 1/17/12	$1,200,000	$1,213,229
3.500%, 3/10/14	1,500,000	1,541,504
4.500%, 7/16/18	900,000	929,408
(Zero Coupon), 6/29/37	500,000	122,640
Landwirtschaftliche Rentenbank
3.250%, 3/15/13	1,000,000	1,027,963
Lloyds TSB Bank plc
2.300%, 4/1/11^§	3,100,000	3,142,572
1.287%, 4/2/12(l)§	2,700,000	2,745,112
Oesterreichische Kontrollbank AG
1.875%, 3/21/12	1,500,000	1,506,723
PNC Funding Corp.
5.625%, 2/1/17	600,000	594,554
Rabobank Nederland N.V.
0.568%, 10/11/12	2,900,000	2,867,201
Regions Bank/Alabama
3.250%, 12/9/11	840,000	871,658
Regions Financial Corp.
7.750%, 11/10/14	100,000	98,622
Royal Bank of Scotland Group plc
0.514%, 3/30/12(l)§	3,500,000	3,489,077
6.400%, 10/21/19	300,000	299,037
Royal Bank of Scotland plc
0.973%, 5/11/12(l)§	3,000,000	3,040,614
Societe Financement de l’Economie Francaise
2.250%, 6/11/12§	3,000,000	3,032,877
SunTrust Banks, Inc./Georgia
5.450%, 12/1/17	200,000	190,211
Swedbank AB
2.800%, 2/10/12§	2,800,000	2,860,351
2.900%, 1/14/13^§	3,000,000	3,055,485
U.S. Bancorp
4.200%, 5/15/14	250,000	259,510
U.S. Bank N.A./Ohio
6.375%, 8/1/11	1,000,000	1,074,984
UBS AG/Connecticut
1.501%, 9/29/11(l)	2,800,000	2,793,095
5.875%, 12/20/17	750,000	770,769
5.750%, 4/25/18	400,000	407,204
USB Capital XIII Trust
6.625%, 12/15/39	50,000	50,817
Wachovia Bank N.A.
4.875%, 2/1/15	400,000	408,514
6.600%, 1/15/38	700,000	738,835
Wachovia Corp.
5.300%, 10/15/11	100,000	106,152
2.051%, 5/1/13(l)	2,900,000	2,958,739
5.250%, 8/1/14	1,000,000	1,035,261
5.750%, 2/1/18	700,000	730,498
Wells Fargo & Co.
4.875%, 1/12/11	400,000	414,440
3.000%, 12/9/11	1,950,000	2,013,117
4.375%, 1/31/13	600,000	623,208
3.750%, 10/1/14	400,000	398,822
5.625%, 12/11/17	300,000	312,047
Westpac Banking Corp.
2.250%, 11/19/12	2,900,000	2,893,162
2.900%, 9/10/14§	3,100,000	3,059,412
4.875%, 11/19/19	100,000	98,700
Westpac Securities NZ Ltd.
3.450%, 7/28/14§	2,800,000	2,818,435

		83,351,506

	Principal Amount	Value (Note 1)

Consumer Finance (1.0%)
American Express Co.
7.250%, 5/20/14	$150,000	$169,256
6.150%, 8/28/17	500,000	522,552
8.125%, 5/20/19	150,000	177,759
American Express Credit Corp.
5.875%, 5/2/13	200,000	214,632
7.300%, 8/20/13	500,000	561,940
Capital One Bank USA N.A.
8.800%, 7/15/19	250,000	295,417
Capital One Financial Corp.
7.375%, 5/23/14	600,000	679,339
6.150%, 9/1/16	100,000	100,452
6.750%, 9/15/17	300,000	322,820
Ford Motor Credit Co. LLC
9.750%, 9/15/10	1,000,000	1,031,849
5.504%, 6/15/11(l)	1,900,000	1,881,000
3.034%, 1/13/12(l)	1,050,000	976,500
HSBC Finance Corp.
5.250%, 1/14/11	400,000	414,118
0.485%, 8/9/11(l)	2,900,000	2,844,126
0.552%, 4/24/12(l)	2,880,000	2,777,714
6.375%, 11/27/12	500,000	544,516
0.534%, 1/15/14(l)	1,000,000	938,433
5.000%, 6/30/15	400,000	413,202
International Lease Finance Corp.
5.750%, 6/15/11	200,000	183,760
6.625%, 11/15/13	400,000	321,994
PACCAR Financial Corp.
1.950%, 12/17/12	50,000	49,483
SLM Corp.
5.000%, 10/1/13	450,000	413,973
8.450%, 6/15/18	100,000	98,675

		15,933,510

Diversified Financial Services (4.0%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	400,000	426,990
Ameriprise Financial, Inc.
7.300%, 6/28/19	45,000	50,043
Axcan Intermediate Holdings, Inc.
12.750%, 3/1/16	1,400,000	1,564,500
Bank of America Corp.
3.125%, 6/15/12	2,110,000	2,186,376
4.900%, 5/1/13	1,400,000	1,451,395
6.500%, 8/1/16	300,000	322,597
5.625%, 10/14/16	800,000	811,162
5.750%, 12/1/17	250,000	256,004
5.650%, 5/1/18	750,000	761,709
7.250%, 10/15/25	100,000	103,792
Bank of America N.A.
5.300%, 3/15/17	200,000	196,018
Bear Stearns Cos. LLC
5.350%, 2/1/12	400,000	425,030
Boeing Capital Corp.
6.500%, 2/15/12	200,000	218,736
BP Capital Markets plc
1.550%, 8/11/11	150,000	151,086
3.125%, 3/10/12	300,000	309,014
3.625%, 5/8/14	200,000	204,601

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

3.875%, 3/10/15	$200,000	$205,483
4.750%, 3/10/19	300,000	306,759
Capital One Capital VI
8.875%, 5/15/40	61,000	64,965
Caterpillar Financial Services Corp.
5.050%, 12/1/10	200,000	208,073
1.900%, 12/17/12	30,000	29,883
4.900%, 8/15/13	200,000	212,456
7.150%, 2/15/19	500,000	578,192
CIT Group Funding Co. of Delaware LLC
10.250%, 5/1/13	410,993	419,213
10.250%, 5/1/15	616,490	622,655
10.250%, 5/1/16	1,027,484	1,032,622
10.250%, 5/1/17	1,438,477	1,445,669
Citigroup Funding, Inc.
1.375%, 5/5/11	1,200,000	1,207,674
1.875%, 10/22/12	250,000	249,055
Citigroup, Inc.
6.500%, 1/18/11	500,000	522,857
5.125%, 2/14/11	400,000	412,713
2.125%, 4/30/12	1,690,000	1,708,097
5.500%, 4/11/13	3,200,000	3,317,648
6.500%, 8/19/13	3,500,000	3,728,175
5.000%, 9/15/14	200,000	192,805
5.850%, 8/2/16	400,000	391,632
6.125%, 5/15/18	600,000	603,245
8.500%, 5/22/19	300,000	346,426
6.125%, 8/25/36	350,000	300,158
6.875%, 3/5/38	600,000	598,811
8.125%, 7/15/39	130,000	146,724
Credit Suisse USA, Inc.
6.500%, 1/15/12	200,000	217,638
Equifax, Inc.
4.450%, 12/1/14	50,000	50,251
General Electric Capital Corp.
3.000%, 12/9/11	1,500,000	1,546,233
5.875%, 2/15/12	800,000	857,100
2.200%, 6/8/12	840,000	851,781
5.250%, 10/19/12	800,000	851,378
0.253%, 12/21/12(l)	5,000,000	5,001,885
4.800%, 5/1/13	650,000	679,426
5.900%, 5/13/14	1,000,000	1,081,072
5.625%, 5/1/18	1,900,000	1,947,008
6.750%, 3/15/32	100,000	101,956
5.875%, 1/14/38	600,000	555,530
6.875%, 1/10/39	500,000	516,342
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.125%, 2/15/13	1,630,000	1,662,600
John Deere Capital Corp.
7.000%, 3/15/12	700,000	776,536
2.875%, 6/19/12	680,000	700,724
5.500%, 4/13/17	200,000	212,008
JPMorgan Chase & Co.
6.750%, 2/1/11	1,100,000	1,160,335
6.625%, 3/15/12	800,000	873,329
2.125%, 6/22/12	2,530,000	2,559,042
4.750%, 5/1/13	400,000	422,209
4.650%, 6/1/14	650,000	684,735
6.000%, 1/15/18	600,000	644,997
6.400%, 5/15/38	300,000	330,233

	Principal Amount		Value (Note 1)

JPMorgan Chase Capital XXV
6.800%, 10/1/37		$500,000	$496,781
Leucadia National Corp.
8.125%, 9/15/15		1,200,000	1,224,000
MassMutual Global Funding II
0.415%, 12/6/13(l)§		2,000,000	1,932,304
National Money Mart Co.
10.375%, 12/15/16§		1,275,000	1,303,687
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18		100,000	104,350
8.000%, 3/1/32		400,000	478,347
Private Export Funding Corp.
4.300%, 12/15/21		100,000	95,266
Susser Holdings LLC/Susser Finance Corp.
10.625%, 12/15/13		1,318,000	1,374,015
Textron Financial Corp.
4.600%, 5/3/10		201,000	200,948
UFJ Finance Aruba AEC
6.750%, 7/15/13		700,000	779,350
Unilever Capital Corp.
4.800%, 2/15/19		300,000	307,938
UPC Germany GmbH
9.625%, 12/1/19(b)†§	EUR	1,400,000	2,017,005

			62,889,382

Insurance (1.2%)
ACE INA Holdings, Inc.
5.900%, 6/15/19		$25,000	26,896
Aflac, Inc.
8.500%, 5/15/19		150,000	172,799
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16		1,000,000	1,067,843
Allstate Corp.
6.200%, 5/16/14		150,000	165,887
7.450%, 5/16/19		100,000	116,182
American Financial Group, Inc./Ohio
9.875%, 6/15/19		50,000	56,062
American International Group, Inc.
8.250%, 8/15/18		600,000	563,310
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12		200,000	209,594
Chubb Corp.
5.750%, 5/15/18		400,000	424,660
CNA Financial Corp.
7.350%, 11/15/19		30,000	30,035
Genworth Financial, Inc.
6.515%, 5/22/18		800,000	732,074
Lincoln National Corp.
8.750%, 7/1/19		105,000	119,974
6.250%, 2/15/20		25,000	24,637
Markel Corp.
7.125%, 9/30/19		100,000	103,256
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14		400,000	409,086
MetLife, Inc.
5.000%, 6/15/15		400,000	420,711
5.700%, 6/15/35		200,000	197,516
Metropolitan Life Global Funding I
5.750%, 7/25/11§		2,104,000	2,211,338
5.125%, 11/9/11§		770,000	806,158
Pricoa Global Funding I
0.402%, 5/24/11(l)§		1,000,000	984,995

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

0.381%, 1/30/12(l)§	$1,900,000	$1,848,261
Principal Life Income Funding Trusts
5.300%, 4/24/13	200,000	211,179
Prudential Financial, Inc.
5.100%, 9/20/14	200,000	208,527
6.200%, 1/15/15	30,000	32,276
7.375%, 6/15/19	385,000	431,649
5.700%, 12/14/36	100,000	90,353
Reinsurance Group of America, Inc.
6.450%, 11/15/19	50,000	49,836
Suncorp-Metway Ltd.
0.628%, 12/17/10(l)§	2,900,000	2,906,421
1.784%, 7/16/12(l)§	2,200,000	2,274,901
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	1,500,000	1,465,581
Transatlantic Holdings, Inc.
8.000%, 11/30/39	50,000	50,906
Travelers Cos., Inc.
6.750%, 6/20/36	400,000	441,525

		18,854,428

Real Estate Investment Trusts (REITs) (0.2%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	100,000	101,444
6.100%, 3/15/20	100,000	102,116
ERP Operating LP
5.125%, 3/15/16	400,000	389,929
HCP, Inc.
5.650%, 12/15/13	200,000	200,348
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	50,000	49,529
Hospitality Properties Trust
7.875%, 8/15/14	150,000	154,855
Kimco Realty Corp.
6.875%, 10/1/19	100,000	101,686
Mack-Cali Realty LP
7.750%, 8/15/19	100,000	103,475
ProLogis
7.625%, 8/15/14	100,000	104,572
5.625%, 11/15/15	600,000	570,534
7.375%, 10/30/19	50,000	49,320
Simon Property Group LP
5.000%, 3/1/12	700,000	723,529
6.750%, 5/15/14	105,000	111,896
5.625%, 8/15/14	200,000	205,989
5.250%, 12/1/16	200,000	194,505

		3,163,727

Thrifts & Mortgage Finance (0.0%)
Western Corporate Federal Credit Union
1.750%, 11/2/12	100,000	99,551

Total Financials		217,987,877

Health Care (2.6%)
Biotechnology (0.1%)
Amgen, Inc.
4.850%, 11/18/14	200,000	215,316
6.400%, 2/1/39	300,000	329,180
Genentech, Inc.
5.250%, 7/15/35	200,000	192,651

		737,147

	Principal Amount	Value (Note 1)

Health Care Equipment & Supplies (0.2%)
Accellent, Inc.
10.500%, 12/1/13	$1,750,000	$1,684,375
Baxter International, Inc.
4.625%, 3/15/15	200,000	212,025
6.250%, 12/1/37	100,000	109,265
CareFusion Corp.
6.375%, 8/1/19§	300,000	321,156
Covidien International Finance S.A.
6.000%, 10/15/17	100,000	108,086
Hospira, Inc.
6.400%, 5/15/15	45,000	49,807
Mead Johnson Nutrition Co.
3.500%, 11/1/14§	50,000	49,430
4.900%, 11/1/19§	100,000	99,149
5.900%, 11/1/39§	50,000	49,237
Medtronic, Inc.
4.500%, 3/15/14	400,000	423,614

		3,106,144

Health Care Providers & Services (1.1%)
Apria Healthcare Group, Inc.
11.250%, 11/1/14§	500,000	548,750
12.375%, 11/1/14	400,000	440,000
CIGNA Corp.
7.875%, 5/15/27	100,000	102,188
Express Scripts, Inc.
6.250%, 6/15/14	500,000	545,565
HCA, Inc.
9.625%, 11/15/16 PIK	400,000	433,000
7.875%, 2/15/20§	2,100,000	2,186,625
Health Net, Inc.
6.375%, 6/1/17	1,400,000	1,253,000
Medco Health Solutions, Inc.
7.125%, 3/15/18	300,000	337,242
Quest Diagnostics, Inc.
4.750%, 1/30/20	60,000	58,626
5.750%, 1/30/40	20,000	19,409
Skilled Healthcare Group, Inc.
11.000%, 1/15/14	1,295,000	1,369,463
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings
10.250%, 12/1/17*^§	1,650,000	1,678,875
Surgical Care Affiliates, Inc.
8.875%, 7/15/15 PIK§	2,043,843	1,859,897
10.000%, 7/15/17§	3,250,000	2,990,000
U.S. Oncology, Inc.
10.750%, 8/15/14	2,108,000	2,213,400
UnitedHealth Group, Inc.
5.250%, 3/15/11	400,000	414,483
6.000%, 2/15/18	250,000	258,237
6.875%, 2/15/38	250,000	258,388
US Oncology, Inc.
9.125%, 8/15/17	550,000	577,500
WellPoint, Inc.
5.850%, 1/15/36	350,000	329,118

		17,873,766

Pharmaceuticals (1.2%)
Abbott Laboratories, Inc.
5.600%, 5/15/11	200,000	212,126

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.875%, 5/15/16	$200,000	$220,598
5.600%, 11/30/17	600,000	651,604
Angiotech Pharmaceuticals, Inc.
4.006%, 12/1/13(l)	2,695,000	2,290,750
Argatroban Royalty Sub LLC
18.500%, 9/30/14(b)†	3,175,582	2,540,465
AstraZeneca plc
5.400%, 9/15/12	200,000	218,471
5.900%, 9/15/17	500,000	555,585
6.450%, 9/15/37	200,000	225,259
Bristol-Myers Squibb Co.
5.250%, 8/15/13	300,000	325,151
5.450%, 5/1/18	200,000	213,910
6.125%, 5/1/38	500,000	539,259
Elan Finance plc/Elan Finance Corp.
4.273%, 11/15/11(l)	450,000	423,000
4.381%, 12/1/13(l)	2,075,000	1,768,937
8.750%, 10/15/16^§	1,875,000	1,790,625
Eli Lilly and Co.
4.200%, 3/6/14	500,000	524,484
5.200%, 3/15/17	100,000	105,882
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	200,000	214,690
5.650%, 5/15/18	400,000	431,437
6.375%, 5/15/38	200,000	221,575
Johnson & Johnson
5.150%, 7/15/18	200,000	215,127
5.850%, 7/15/38	100,000	107,887
Merck & Co., Inc.
6.000%, 9/15/17	200,000	222,149
5.000%, 6/30/19	350,000	363,804
6.400%, 3/1/28	200,000	220,649
Novartis Securities Investment Ltd.
5.125%, 2/10/19	600,000	630,316
Pfizer, Inc.
4.450%, 3/15/12	200,000	211,530
5.350%, 3/15/15	500,000	546,452
6.200%, 3/15/19	300,000	333,487
7.200%, 3/15/39	200,000	244,387
Phibro Animal Health Corp.
13.000%, 8/1/14§	2,115,000	2,136,150
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	165,000	168,461
6.125%, 8/15/19	85,000	87,703
Wyeth
5.500%, 3/15/13	200,000	217,457
6.000%, 2/15/36	100,000	104,461
5.950%, 4/1/37	200,000	208,556

		19,492,384

Total Health Care		41,209,441

Industrials (2.1%)
Aerospace & Defense (0.3%)
Boeing Co.
5.000%, 3/15/14	500,000	538,275
3.500%, 2/15/15	100,000	100,281
4.875%, 2/15/20	55,000	55,149
6.125%, 2/15/33	100,000	103,841
5.875%, 2/15/40	30,000	30,705
General Dynamics Corp.
4.250%, 5/15/13	200,000	210,852

	Principal Amount	Value (Note 1)

GeoEye, Inc.
9.625%, 10/1/15§	$1,275,000	$1,311,656
Goodrich Corp.
4.875%, 3/1/20	50,000	49,457
Honeywell International, Inc.
4.250%, 3/1/13	200,000	209,968
5.000%, 2/15/19	500,000	517,733
ITT Corp.
4.900%, 5/1/14	65,000	68,111
6.125%, 5/1/19	90,000	97,183
Lockheed Martin Corp.
Series B 6.150%, 9/1/36	200,000	211,672
Northrop Grumman Corp.
3.700%, 8/1/14	90,000	90,346
5.050%, 8/1/19	50,000	51,058
Northrop Grumman Systems Corp.
7.125%, 2/15/11	100,000	105,858
7.750%, 2/15/31	200,000	247,108
Raytheon Co.
4.400%, 2/15/20	50,000	49,247
Rockwell Collins, Inc.
5.250%, 7/15/19	50,000	51,742
United Technologies Corp.
5.375%, 12/15/17	200,000	213,130
6.125%, 2/1/19	500,000	552,524
6.125%, 7/15/38	100,000	108,336

		4,974,232

Air Freight & Logistics (0.0%)
United Parcel Service, Inc.
4.500%, 1/15/13	200,000	212,640
5.125%, 4/1/19	300,000	316,575
6.200%, 1/15/38	100,000	110,864

		640,079

Airlines (0.1%)
American Airlines, Inc.
13.000%, 8/1/16^	1,375,000	1,533,125
Continental Airlines, Inc.
9.000%, 7/8/16	150,000	159,000

		1,692,125

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16	500,000	522,230
Goodman Global, Inc.
13.500%, 2/15/16	1,250,000	1,382,813

		1,905,043

Commercial Services & Supplies (0.4%)
Allied Waste North America, Inc.
6.875%, 6/1/17	350,000	371,438
Dartmouth College
4.750%, 6/1/19	50,000	50,641
Iron Mountain, Inc.
8.375%, 8/15/21	900,000	929,250
Pitney Bowes, Inc.
4.750%, 1/15/16	100,000	103,999
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	400,000	400,121
8.600%, 8/15/16	150,000	163,292

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Republic Services, Inc.
5.500%, 9/15/19§	$148,000	$150,287
ServiceMaster Co.
10.750%, 7/15/15 PIK§	2,050,000	2,132,000
Sheridan Group, Inc.
10.250%, 8/15/11	850,000	793,688
Waste Management, Inc.
6.100%, 3/15/18	350,000	372,203
7.000%, 7/15/28	100,000	107,701
Yale University
2.900%, 10/15/14	100,000	99,630

		5,674,250

Construction & Engineering (0.1%)
Esco Corp.
8.625%, 12/15/13§	1,700,000	1,691,500

Electrical Equipment (0.0%)
Amphenol Corp.
4.750%, 11/15/14	50,000	50,018
Emerson Electric Co.
5.250%, 10/15/18	100,000	105,085
Metals USA, Inc.
11.125%, 12/1/15	450,000	455,062

		610,165

Industrial Conglomerates (0.3%)
3M Co.
4.375%, 8/15/13	100,000	107,664
Cooper U.S., Inc.
5.250%, 11/15/12	100,000	107,309
General Electric Co.
5.000%, 2/1/13	200,000	211,592
5.250%, 12/6/17	500,000	510,932
Harland Clarke Holdings Corp.
6.000%, 5/15/15(l)	1,565,000	1,279,388
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	200,000	226,878
Trimas Corp.
9.750%, 12/15/17^§	2,100,000	2,060,625
Tyco International Finance S.A.
4.125%, 10/15/14	100,000	102,223
8.500%, 1/15/19	400,000	483,099

		5,089,710

Machinery (0.2%)
Caterpillar, Inc.
6.050%, 8/15/36	100,000	106,613
Danaher Corp.
5.625%, 1/15/18	300,000	320,644
Deere & Co.
4.375%, 10/16/19	75,000	74,907
5.375%, 10/16/29	50,000	49,905
Dover Corp.
6.600%, 3/15/38	100,000	113,927
Freedom Group, Inc.
10.250%, 8/1/15§	1,375,000	1,459,219
Smith & Wesson Holding Corp.
4.000%, 12/15/26	1,250,000	1,159,375
Snap-On, Inc.
6.125%, 9/1/21	100,000	102,373

		3,386,963

	Principal Amount	Value (Note 1)

Marine (0.2%)
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc.
8.875%, 11/1/17§	$2,150,000	$2,233,312

Road & Rail (0.4%)
Burlington Northern Santa Fe Corp.
7.000%, 2/1/14	500,000	567,447
4.700%, 10/1/19	100,000	99,068
6.150%, 5/1/37	100,000	105,184
Burlington Resources Finance Co.
7.200%, 8/15/31	100,000	114,549
Canadian National Railway Co.
5.550%, 3/1/19	700,000	747,935
Canadian Pacific Railway Co.
7.250%, 5/15/19	45,000	51,145
CSX Corp.
7.375%, 2/1/19	300,000	342,725
6.150%, 5/1/37	500,000	506,589
Norfolk Southern Corp.
7.700%, 5/15/17	100,000	117,063
5.750%, 4/1/18	300,000	317,346
5.900%, 6/15/19	65,000	69,403
Union Pacific Corp.
6.125%, 2/15/20	300,000	324,745
6.150%, 5/1/37	100,000	103,223
United Rentals North America, Inc.
9.250%, 12/15/19	2,450,000	2,529,625

		5,996,047

Total Industrials		33,893,426

Information Technology (0.8%)
Communications Equipment (0.1%)
American Tower Corp.
4.625%, 4/1/15§	25,000	25,287
Cisco Systems, Inc.
5.250%, 2/22/11	200,000	209,865
5.500%, 2/22/16	100,000	109,790
4.950%, 2/15/19	400,000	410,004
5.900%, 2/15/39	400,000	404,434
Motorola, Inc.
6.000%, 11/15/17	200,000	193,509

		1,352,889

Computers & Peripherals (0.2%)
Dell, Inc.
3.375%, 6/15/12	30,000	31,024
5.875%, 6/15/19	50,000	52,912
7.100%, 4/15/28	50,000	54,071
6.500%, 4/15/38	200,000	206,031
Hewlett-Packard Co.
4.250%, 2/24/12	750,000	786,702
4.500%, 3/1/13	400,000	424,065
International Business Machines Corp.
4.750%, 11/29/12	200,000	214,869
2.100%, 5/6/13	100,000	99,800
5.700%, 9/14/17	400,000	437,324
5.875%, 11/29/32	100,000	102,604
5.600%, 11/30/39	440,000	442,524

		2,851,926

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc.
6.000%, 4/1/20	$100,000	$98,936
Corning, Inc.
6.625%, 5/15/19	20,000	21,795

		120,731

IT Services (0.3%)
Compucom Systems, Inc.
12.500%, 10/1/15§	1,975,000	2,007,094
SunGard Data Systems, Inc.
9.125%, 8/15/13	1,700,000	1,742,500
Western Union Co.
5.930%, 10/1/16	500,000	539,361

		4,288,955

Office Electronics (0.1%)
Xerox Capital Trust I
8.000%, 2/1/27	1,400,000	1,386,000
Xerox Corp.
8.250%, 5/15/14	95,000	108,977
4.250%, 2/15/15	100,000	99,303
6.350%, 5/15/18	200,000	208,626
5.625%, 12/15/19	100,000	99,860
6.750%, 12/15/39	50,000	50,376

		1,953,142

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	150,000	156,479

Software (0.1%)
Microsoft Corp.
2.950%, 6/1/14	115,000	116,232
4.200%, 6/1/19	125,000	124,803
5.200%, 6/1/39	110,000	107,723
Oracle Corp.
5.000%, 1/15/11	400,000	415,961
5.750%, 4/15/18	500,000	540,593
6.500%, 4/15/38	50,000	54,905
6.125%, 7/8/39	250,000	262,509

		1,622,726

Total Information Technology		12,346,848

Materials (2.4%)
Chemicals (0.9%)
Air Products and Chemicals, Inc.
4.375%, 8/21/19	100,000	99,105
Cabot Corp.
5.000%, 10/1/16	100,000	98,071
Cognis GmbH
2.254%, 9/15/13(l)^§	900,000	855,000
Dow Chemical Co.
4.850%, 8/15/12	2,000,000	2,101,922
7.600%, 5/15/14	220,000	250,336
8.550%, 5/15/19	155,000	184,937
9.400%, 5/15/39	90,000	118,994
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13	200,000	215,449
3.250%, 1/15/15	100,000	99,063

	Principal Amount	Value (Note 1)

5.250%, 12/15/16	$100,000	$105,694
5.750%, 3/15/19	500,000	536,082
4.625%, 1/15/20	40,000	39,160
Momentive Performance Materials, Inc.
12.500%, 6/15/14§	825,000	907,500
Monsanto Co.
7.375%, 8/15/12	200,000	226,696
5.125%, 4/15/18	100,000	104,342
5.875%, 4/15/38	200,000	206,584
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	2,980,000	3,202,320
3.750%, 9/30/15	40,000	39,808
6.500%, 5/15/19	65,000	71,991
4.875%, 3/30/20	35,000	34,532
Reichhold Industries, Inc.
9.000%, 8/15/14§	4,745,000	3,985,800
Rohm & Haas Co.
5.600%, 3/15/13	500,000	527,714
Sherwin-Williams Co.
3.125%, 12/15/14	100,000	98,764
Valspar Corp.
7.250%, 6/15/19	100,000	109,737

		14,219,601

Containers & Packaging (0.3%)
Bemis Co., Inc.
5.650%, 8/1/14	30,000	31,931
6.800%, 8/1/19	20,000	21,989
Berry Plastics Corp.
5.034%, 2/15/15(l)	1,450,000	1,324,938
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.
8.875%, 9/15/14^§	1,200,000	1,167,000
Impress Holdings B.V.
3.409%, 9/15/13(l)§	2,025,000	1,944,000
Packaging Corp. of America
5.750%, 8/1/13	500,000	535,852

		5,025,710

Metals & Mining (1.1%)
Alcoa, Inc.
6.000%, 7/15/13	200,000	210,686
5.900%, 2/1/27	200,000	180,293
Algoma Acquisition Corp.
9.875%, 6/15/15§	2,475,000	2,106,844
Allegheny Technologies, Inc.
9.375%, 6/1/19	100,000	115,105
ArcelorMittal S.A.
5.375%, 6/1/13	200,000	211,050
9.000%, 2/15/15	125,000	147,637
6.125%, 6/1/18	200,000	206,367
9.850%, 6/1/19	150,000	194,011
Barrick Australian Finance Pty Ltd.
5.950%, 10/15/39	100,000	97,596
Barrick Gold Corp.
6.950%, 4/1/19	500,000	562,972
Barrick Gold Finance Co.
4.875%, 11/15/14	2,315,000	2,430,518
Barrick N.A. Finance LLC
7.500%, 9/15/38	100,000	114,834
BHP Billiton Finance USA Ltd.
5.125%, 3/29/12	1,500,000	1,596,603
4.800%, 4/15/13	200,000	212,881

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

7.250%, 3/1/16	$1,375,000	$1,567,074
6.500%, 4/1/19	500,000	573,528
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	300,000	328,500
Murray Energy Corp.
10.250%, 10/15/15^§	1,250,000	1,243,750
Newmont Mining Corp.
5.125%, 10/1/19	315,000	315,147
6.250%, 10/1/39	200,000	200,239
Novelis, Inc.
7.250%, 2/15/15	1,350,000	1,285,875
Nucor Corp.
5.750%, 12/1/17	200,000	215,021
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	800,000	863,230
6.500%, 7/15/18	200,000	219,696
7.125%, 7/15/28	100,000	113,189
Ryerson, Inc.
7.656%, 11/1/14(l)	1,750,000	1,612,188
12.000%, 11/1/15	425,000	444,125
Vale Overseas Ltd.
6.875%, 11/21/36	400,000	399,664
6.875%, 11/10/39	85,000	85,572

		17,854,195

Paper & Forest Products (0.1%)
International Paper Co.
7.500%, 8/15/21	200,000	224,094
Sappi Papier Holding AG
6.750%, 6/15/12	1,450,000	1,388,375

		1,612,469

Total Materials		38,711,975

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.9%)
AT&T Corp.
7.300%, 11/15/11	400,000	440,428
8.000%, 11/15/31	200,000	244,104
AT&T, Inc.
4.950%, 1/15/13	200,000	213,376
5.100%, 9/15/14	200,000	215,132
5.625%, 6/15/16	400,000	429,696
5.500%, 2/1/18	500,000	521,708
6.300%, 1/15/38	500,000	507,867
6.400%, 5/15/38	200,000	205,534
6.550%, 2/15/39	600,000	632,197
BellSouth Capital Funding Corp.
7.875%, 2/15/30	500,000	570,911
British Telecommunications plc
9.625%, 12/15/30	300,000	382,265
Deutsche Telekom International Finance B.V.
8.500%, 6/15/10	2,700,000	2,790,250
4.875%, 7/8/14	150,000	157,297
6.000%, 7/8/19	100,000	106,767
8.750%, 6/15/30	500,000	643,055
Embarq Corp.
7.082%, 6/1/16	100,000	110,458
7.995%, 6/1/36	100,000	107,570
France Telecom S.A.
7.750%, 3/1/11	700,000	750,239
4.375%, 7/8/14^	2,000,000	2,089,924

	Principal Amount	Value (Note 1)

Global Crossing Ltd.
12.000%, 9/15/15^§	$1,400,000	$1,536,500
Hawaiian Telcom Communications, Inc.
Series B 9.750%, 5/1/13(b)(h)	4,050,000	70,875
Level 3 Financing, Inc.
12.250%, 3/15/13	2,370,000	2,512,200
Qwest Corp.
8.375%, 5/1/16	600,000	643,500
Telcordia Technologies, Inc.
4.034%, 7/15/12(l)§	2,600,000	2,382,250
Telecom Italia Capital S.A.
4.875%, 10/1/10	400,000	409,399
0.894%, 7/18/11(l)	2,900,000	2,887,916
5.250%, 11/15/13	200,000	210,358
6.175%, 6/18/14	100,000	108,389
5.250%, 10/1/15	400,000	418,219
7.175%, 6/18/19	100,000	111,486
Telefonica Emisiones S.A.U.
0.609%, 2/4/13(l)	1,000,000	984,448
4.949%, 1/15/15	1,685,000	1,801,164
6.421%, 6/20/16	700,000	776,952
5.877%, 7/15/19	145,000	155,415
7.045%, 6/20/36	300,000	342,570
Verizon Communications, Inc.
7.375%, 9/1/12	400,000	450,886
4.350%, 2/15/13	100,000	104,602
5.550%, 2/15/16	500,000	538,999
5.500%, 2/15/18	600,000	626,143
7.750%, 12/1/30	400,000	469,911
6.900%, 4/15/38	100,000	110,834
7.350%, 4/1/39	300,000	348,033

		29,119,827

Wireless Telecommunication Services (1.1%)
America Movil S.A.B. de C.V.
6.375%, 3/1/35	100,000	103,229
Cellco Partnership/Verizon Wireless Capital LLC
2.869%, 5/20/11(l)^	2,900,000	2,998,414
3.750%, 5/20/11	300,000	309,350
5.550%, 2/1/14	500,000	542,639
8.500%, 11/15/18	400,000	496,153
Cricket Communications, Inc.
7.750%, 5/15/16^	1,675,000	1,670,812
Digicel Group Ltd.
8.250%, 9/1/17§	1,800,000	1,755,000
MetroPCS Wireless, Inc.
9.250%, 11/1/14^	2,050,000	2,075,625
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	200,000	214,879
8.125%, 5/1/12	200,000	225,987
8.750%, 3/1/31	100,000	129,231
Nextel Communications, Inc.
Series E 6.875%, 10/31/13	1,600,000	1,552,000
Rogers Communications, Inc.
6.800%, 8/15/18	100,000	111,992
7.500%, 8/15/38	100,000	117,894
Sprint Nextel Corp.
0.651%, 6/28/10(l)^	750,000	738,166
Vodafone Group plc
5.000%, 12/16/13	200,000	211,769
4.150%, 6/10/14	3,200,000	3,292,109

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.625%, 2/27/17	$400,000	$424,867
5.450%, 6/10/19	150,000	155,327
6.150%, 2/27/37	500,000	520,862

		17,646,305

Total Telecommunication Services		46,766,132

Utilities (2.0%)
Electric Utilities (1.2%)
Ameren Energy Generating Co.
6.300%, 4/1/20	50,000	49,097
Appalachian Power Co.
7.000%, 4/1/38	200,000	220,007
Baltimore Gas & Electric Co.
6.125%, 7/1/13	300,000	324,169
Carolina Power & Light Co.
6.300%, 4/1/38	300,000	324,154
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	300,000	341,569
Commonwealth Edison Co.
6.450%, 1/15/38	400,000	427,618
Consolidated Edison Co. of New York, Inc.
Series 04-A 4.700%, 2/1/14	2,900,000	3,054,150
Series 07-A 6.300%, 8/15/37	100,000	107,689
Series 08-A 5.850%, 4/1/18	500,000	535,573
Series 08-B 6.750%, 4/1/38	100,000	114,009
Duke Energy Carolinas LLC
7.000%, 11/15/18	100,000	116,556
Duke Energy Corp.
5.650%, 6/15/13	400,000	429,084
6.300%, 2/1/14	500,000	549,810
Duke Energy Indiana, Inc.
6.450%, 4/1/39	300,000	334,530
Duke Energy Ohio, Inc.
5.700%, 9/15/12	200,000	216,905
Edison Mission Energy
7.500%, 6/15/13^	2,150,000	2,021,000
Entergy Gulf States Louisiana LLC
5.590%, 10/1/24	60,000	59,965
Exelon Corp.
4.900%, 6/15/15	200,000	206,320
Exelon Generation Co. LLC
6.200%, 10/1/17	100,000	107,194
FirstEnergy Corp.
Series B 6.450%, 11/15/11	9,000	9,650
Series C 7.375%, 11/15/31	200,000	216,781
FirstEnergy Solutions Corp.
4.800%, 2/15/15	120,000	122,483
6.050%, 8/15/21	200,000	201,761
6.800%, 8/15/39	139,000	140,390
FPL Group Capital, Inc.
5.625%, 9/1/11	100,000	106,373
6.000%, 3/1/19	500,000	538,495
Georgia Power Co.
4.250%, 12/1/19	80,000	77,523
5.950%, 2/1/39	300,000	313,157

	Principal Amount	Value (Note 1)

Interstate Power and Light Co.
6.250%, 7/15/39	$30,000	$31,498
MidAmerican Energy Co.
5.750%, 11/1/35	100,000	100,111
MidAmerican Energy Holdings Co.
3.150%, 7/15/12	200,000	203,727
5.875%, 10/1/12	400,000	435,637
5.750%, 4/1/18	400,000	421,589
6.125%, 4/1/36	200,000	204,839
5.950%, 5/15/37	100,000	100,112
6.500%, 9/15/37	200,000	215,076
Nevada Power Co.
6.500%, 8/1/18	200,000	214,315
Northern States Power Co.
5.250%, 3/1/18	200,000	209,532
5.350%, 11/1/39	30,000	28,954
NSTAR
4.500%, 11/15/19	50,000	48,895
Ohio Power Co.
5.375%, 10/1/21	100,000	100,268
Oncor Electric Delivery Co.
6.375%, 5/1/12	100,000	108,005
6.800%, 9/1/18	400,000	444,311
Pacific Gas & Electric Co.
4.800%, 3/1/14	100,000	106,200
8.250%, 10/15/18	600,000	732,628
6.050%, 3/1/34	200,000	208,807
PacifiCorp
6.000%, 1/15/39	300,000	315,288
PPL Electric Utilities Corp.
6.250%, 5/15/39	30,000	32,152
PPL Energy Supply LLC
6.500%, 5/1/18	100,000	104,270
Progress Energy, Inc.
7.100%, 3/1/11	100,000	105,842
Public Service Co. of Colorado
5.125%, 6/1/19	85,000	88,418
Public Service Co. of Oklahoma
5.150%, 12/1/19	30,000	29,785
Public Service Electric & Gas Co.
5.375%, 9/1/13	200,000	215,283
Puget Sound Energy, Inc.
5.757%, 10/1/39	150,000	145,138
San Diego Gas & Electric Co.
6.000%, 6/1/39	30,000	32,214
South Carolina Electric & Gas Co.
6.050%, 1/15/38	100,000	104,997
Southern California Edison Co.
5.750%, 3/15/14	400,000	442,291
5.950%, 2/1/38	100,000	105,050
6.050%, 3/15/39	300,000	319,675
Southern Co.
4.150%, 5/15/14	75,000	77,126
Series A 5.300%, 1/15/12	400,000	428,568
Tampa Electric Co.
6.100%, 5/15/18	75,000	79,821
Union Electric Co.
6.700%, 2/1/19	200,000	220,810
Virginia Electric & Power Co.
5.000%, 6/30/19	165,000	168,207
8.875%, 11/15/38	300,000	423,472

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series A 4.750%, 3/1/13	$200,000	$209,262
6.000%, 5/15/37	100,000	103,544
Wisconsin Electric Power Co.
4.250%, 12/15/19	50,000	48,837
Wisconsin Power & Light Co.
5.000%, 7/15/19	50,000	50,403

		19,030,969

Gas Utilities (0.5%)
Boardwalk Pipelines LP
5.750%, 9/15/19	100,000	98,601
Copano Energy LLC/Copano Energy Finance Corp.
7.750%, 6/1/18	1,250,000	1,253,125
EQT Corp.
8.125%, 6/1/19	75,000	86,653
Kinder Morgan Finance Co. ULC
5.350%, 1/5/11	1,700,000	1,717,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
Series B 6.875%, 11/1/14	400,000	378,000
NGPL Pipeco LLC
6.514%, 12/15/12§	2,800,000	3,043,278
ONEOK, Inc.
6.000%, 6/15/35	100,000	93,332
Plains All American Pipeline LP
8.750%, 5/1/19	500,000	589,547
Regency Energy Partners LP/Regency Energy Finance Corp.
9.375%, 6/1/16§	1,200,000	1,278,000

		8,537,536

Independent Power Producers & Energy Traders (0.2%)
NRG Energy, Inc.
8.500%, 6/15/19	1,000,000	1,025,000
Tennessee Valley Authority
5.500%, 7/18/17	550,000	599,500
5.250%, 9/15/39	1,025,000	1,015,627

		2,640,127

Multi-Utilities (0.1%)
Alliant Energy Corp.
4.000%, 10/15/14	50,000	50,013
Avista Corp.
5.125%, 4/1/22	55,000	53,928
CenterPoint Energy Resources Corp.
Series B 7.875%, 4/1/13	200,000	225,275
Dominion Resources, Inc.
8.875%, 1/15/19	300,000	373,864
5.200%, 8/15/19	80,000	81,247
5.950%, 6/15/35	100,000	99,464
DTE Energy Co.
7.625%, 5/15/14	100,000	111,636
6.350%, 6/1/16	200,000	207,823
National Grid plc
6.300%, 8/1/16	500,000	543,776
NiSource Finance Corp.
5.450%, 9/15/20	100,000	96,970
6.125%, 3/1/22	50,000	51,027

	Principal Amount	Value (Note 1)

Sempra Energy
6.000%, 2/1/13	$200,000	$213,267
6.500%, 6/1/16	60,000	65,071

		2,173,361

Total Utilities		32,381,993

Total Corporate Bonds		593,645,515

Government Securities (63.8%)
Foreign Governments (1.0%)
Export-Import Bank of Korea
8.125%, 1/21/14	1,000,000	1,160,888
Federative Republic of Brazil
10.250%, 6/17/13	840,000	1,037,400
8.875%, 10/14/19	270,000	348,300
8.875%, 4/15/24	540,000	702,000
10.125%, 5/15/27	120,000	176,400
8.250%, 1/20/34	840,000	1,073,100
5.625%, 1/7/41	125,000	117,813
Province of Manitoba
5.000%, 2/15/12	400,000	427,242
Province of Nova Scotia
5.125%, 1/26/17	270,000	287,498
Province of Ontario
4.950%, 6/1/12	420,000	450,485
4.950%, 11/28/16	550,000	589,439
4.000%, 10/7/19	200,000	191,509
Province of Quebec
4.875%, 5/5/14	540,000	580,742
4.625%, 5/14/18	540,000	552,068
7.500%, 9/15/29	410,000	515,821
Republic of Italy
3.500%, 7/15/11	1,390,000	1,435,346
5.250%, 9/20/16	1,130,000	1,203,466
Republic of Korea
5.750%, 4/16/14	300,000	327,918
7.125%, 4/16/19	250,000	286,169
Republic of Peru
7.125%, 3/30/19	500,000	575,000
6.550%, 3/14/37	270,000	280,800
Republic of Poland
6.375%, 7/15/19	600,000	652,610
Republic of South Africa
6.875%, 5/27/19	150,000	168,375
5.875%, 5/30/22	570,000	584,250
State of Israel
5.125%, 3/1/14	120,000	129,042
5.125%, 3/26/19	300,000	303,981
United Mexican States
6.375%, 1/16/13	270,000	298,350
5.625%, 1/15/17	960,000	1,000,800
8.300%, 8/15/31	270,000	333,801
6.050%, 1/11/40	540,000	519,102

		16,309,715

Municipal Bonds (0.9%)
Bay Area Toll Authority California State
6.263%, 4/1/49	150,000	143,281
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	100,000	95,805

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

City of San Antonio, Texas
5.985%, 2/1/39	$50,000	$50,311
Clark County, Nevada Airport Revenue
6.881%, 7/1/42	100,000	96,398
Illinois State Toll Highway Authority
5.293%, 1/1/24	3,000,000	2,931,210
Los Angeles, California Unified School District
5.755%, 7/1/29	50,000	46,230
5.750%, 7/1/34	100,000	92,358
Metro Wastewater Reclamation District, Class B
4.718%, 4/1/19	1,000,000	998,040
Metropolitan Washington Airports Authority
7.462%, 10/1/46	155,000	156,028
New Jersey State Turnpike Authority
7.414%, 1/1/40	1,000,000	1,119,760
New Jersey Transportation Trust Fund Authority
6.875%, 12/15/39	1,000,000	1,027,230
North Texas Tollway Authority
6.718%, 1/1/49	144,000	149,577
State of California
7.550%, 4/1/39	3,495,000	3,386,900
7.350%, 11/1/39	100,000	94,594
State of Georgia
4.503%, 11/1/25	50,000	48,911
State of Illinois
5.100%, 6/1/33	1,000,000	832,900
State of Massachusetts
5.456%, 12/1/39	100,000	95,567
State of New York
5.206%, 10/1/31	100,000	90,457
5.770%, 3/15/39	30,000	29,090
State of Utah
4.554%, 7/1/24	90,000	87,359
State of Washington
5.481%, 8/1/39	100,000	97,235
University of Texas
6.276%, 8/15/41	2,900,000	2,933,553

		14,602,794

Supranational (1.0%)
African Development Bank
3.000%, 5/27/14	500,000	503,623
Asian Development Bank
3.000%, 2/15/11	400,000	409,254
2.750%, 5/21/14	500,000	499,112
4.250%, 10/20/14	540,000	570,054
Corp. Andina de Fomento
8.125%, 6/4/19	325,000	375,532
European Investment Bank
3.125%, 7/15/11	1,960,000	2,019,041
4.250%, 7/15/13	1,390,000	1,476,655
3.000%, 4/8/14	1,000,000	1,008,225
3.125%, 6/4/14	750,000	758,699
4.875%, 1/17/17	550,000	589,362
Export Development Canada
2.375%, 3/19/12	1,000,000	1,017,417
Inter-American Development Bank
4.375%, 9/20/12	550,000	585,265
3.000%, 4/22/14	500,000	504,334
5.125%, 9/13/16	280,000	305,236

	Principal Amount	Value (Note 1)

International Bank for Reconstruction & Development
5.000%, 4/1/16	$550,000	$594,583
4.750%, 2/15/35	130,000	125,081
International Finance Corp.
3.000%, 4/22/14	750,000	751,691
Japan Finance Corp.
2.000%, 6/24/11	500,000	506,029
Kommunalbanken A/S
3.375%, 11/15/11	2,000,000	2,055,244
Korea Development Bank
8.000%, 1/23/14	500,000	576,194
Nordic Investment Bank
3.625%, 6/17/13	550,000	573,177
2.625%, 10/6/14	100,000	98,554

		15,902,362

U.S. Government Agencies (38.3%)
Federal Farm Credit Bank
3.875%, 8/25/11	20,000	20,906
1.125%, 10/3/11	400,000	399,219
1.875%, 12/7/12	200,000	199,958
2.300%, 9/3/13	500,000	493,227
2.970%, 12/2/14	200,000	197,576
Federal Home Loan Bank
1.625%, 1/21/11	1,500,000	1,516,465
1.625%, 7/27/11	2,500,000	2,523,902
5.375%, 8/19/11	1,960,000	2,092,214
1.250%, 10/19/11	100,000	100,044
1.875%, 6/20/12	250,000	251,735
2.000%, 9/24/12	500,000	500,010
1.875%, 11/19/12	500,000	493,693
1.625%, 11/21/12	350,000	347,469
2.000%, 12/28/12	100,000	99,031
5.125%, 8/14/13	1,110,000	1,221,889
4.000%, 9/6/13	1,400,000	1,486,674
2.500%, 10/15/13	500,000	495,511
5.500%, 8/13/14	1,120,000	1,256,572
5.000%, 11/17/17	1,690,000	1,828,105
5.500%, 7/15/36	270,000	276,982
Federal Home Loan Mortgage Corp.
4.750%, 1/18/11	2,000,000	2,085,506
1.625%, 4/26/11	4,000,000	4,043,036
3.875%, 6/29/11	5,730,000	5,978,098
1.125%, 12/15/11	300,000	299,068
2.350%, 3/2/12	500,000	504,392
2.500%, 3/23/12	1,000,000	1,003,919
1.750%, 6/15/12	3,300,000	3,314,616
2.000%, 6/15/12	150,000	150,539
2.000%, 10/1/12	300,000	300,229
2.000%, 11/5/12	400,000	399,146
2.250%, 11/19/12	500,000	498,774
4.500%, 7/15/13	2,800,000	3,021,908
2.500%, 1/7/14	1,690,000	1,691,911
3.250%, 2/18/14	610,000	612,300
2.500%, 4/23/14	6,000,000	5,996,490
5.000%, 7/15/14	1,680,000	1,845,650
3.000%, 12/30/14	250,000	246,780
5.000%, 4/18/17	300,000	325,757
5.125%, 11/17/17	32,000,000	34,839,552
4.875%, 6/13/18	4,300,000	4,599,521
4.250%, 12/12/18	250,000	246,580
5.000%, 7/1/19	3,134,728	3,301,873

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.000%, 2/1/22	$3,988,425	$4,195,481
5.500%, 5/1/22	3,798,913	4,039,907
4.500%, 2/1/24	4,986,512	5,133,380
4.000%, 7/1/24	2,906,532	2,929,807
4.500%, 8/1/24	980,430	1,009,613
6.500%, 5/1/26	796,000	854,270
6.500%, 8/1/26	1,526,741	1,638,504
6.500%, 9/1/27	1,213,669	1,302,513
6.750%, 3/15/31	550,000	669,784
6.250%, 7/15/32	280,000	325,091
5.000%, 12/1/34	17,656,589	18,167,664
6.000%, 3/1/36	885,184	942,894
6.000%, 8/1/36	1,899,239	2,021,874
5.500%, 10/1/36	804,361	844,705
6.000%, 10/1/36	839,505	892,925
5.500%, 5/1/37	867,033	909,708
6.000%, 6/1/37	227,373	241,628
6.500%, 11/1/37	4,607,147	4,938,646
5.500%, 12/1/37	928,414	974,109
5.500%, 1/1/38	1,469,738	1,542,995
5.500%, 2/1/38	16,979,091	17,814,782
5.500%, 3/1/38	1,155,571	1,212,446
6.000%, 3/1/38	44,704	47,465
6.500%, 5/1/38	675,274	723,651
5.500%, 6/1/38	1,270,800	1,333,347
6.000%, 6/1/38	352,697	374,369
6.000%, 7/1/38	177,361	188,259
6.000%, 8/1/38	643,651	683,201
5.500%, 9/1/38	814,626	855,230
6.000%, 9/1/38	661,135	701,807
6.000%, 10/1/38	189,427	201,067
5.500%, 11/1/38	591,046	620,136
5.500%, 12/1/38	3,256,445	3,418,759
6.000%, 12/1/38	1,122,493	1,191,465
6.000%, 2/1/39	7,530,357	7,993,062
6.000%, 3/1/39	3,120,057	3,311,769
4.500%, 4/1/39	4,869,543	4,863,457
4.000%, 5/1/39	982,378	948,532
4.000%, 6/1/39	2,969,412	2,867,106
4.500%, 6/1/39	1,972,926	1,970,460
4.500%, 7/1/39	5,878,680	5,871,332
5.000%, 7/1/39	4,933,849	5,065,868
4.500%, 8/1/39	2,981,133	2,982,064
5.000%, 9/1/39	1,998,764	2,052,559
4.000%, 1/15/25 TBA	1,000,000	1,006,406
4.500%, 1/15/40 TBA	2,000,000	1,995,313
Federal National Mortgage Association
2.000%, 3/2/11	490,000	491,375
6.000%, 5/15/11	1,120,000	1,199,060
1.000%, 11/23/11	390,000	389,091
5.000%, 2/16/12	2,230,000	2,400,267
2.500%, 2/17/12	2,110,000	2,115,693
1.500%, 4/26/12	250,000	249,075
1.750%, 8/10/12	2,000,000	1,999,598
2.000%, 9/28/12	300,000	299,459
1.875%, 10/29/12	250,000	248,496
1.750%, 12/28/12	100,000	99,102
2.170%, 3/21/13	500,000	498,415
4.625%, 10/15/13	3,460,000	3,749,322
3.000%, 9/15/14	500,000	499,641
3.000%, 9/16/14	1,000,000	1,012,677
3.000%, 10/29/14	800,000	793,793

	Principal Amount	Value (Note 1)

2.625%, 11/20/14	$400,000	$396,898
5.000%, 2/13/17	2,810,000	3,050,247
5.000%, 5/11/17	1,390,000	1,509,819
5.210%, 1/25/23	250,000	250,617
4.500%, 3/1/23	7,623,619	7,913,079
5.500%, 7/1/23	44,523	47,202
6.000%, 7/1/23	4,881,066	5,221,978
5.500%, 8/1/23	47,838	50,716
5.500%, 11/1/23	833,946	884,112
5.000%, 4/1/24	3,944,692	4,133,452
5.000%, 5/20/24	200,000	196,469
5.375%, 6/25/24	200,000	197,155
4.000%, 7/1/24	2,981,348	3,004,756
6.250%, 5/15/29	850,000	972,016
7.125%, 1/15/30	550,000	693,530
6.625%, 11/15/30	500,000	600,904
6.000%, 11/1/32	4,007,506	4,280,674
5.000%, 6/1/33	15,394,141	15,856,567
6.000%, 10/1/33	5,860,675	6,257,415
5.500%, 11/1/34	12,589,592	13,238,742
5.000%, 7/1/35	1,943,220	2,000,378
5.500%, 10/1/35	1,461,051	1,535,245
5.500%, 11/1/35	13,012,507	13,673,298
5.500%, 1/1/36	81,807	85,962
5.500%, 3/1/36	749,672	787,156
5.000%, 5/1/36	13,101,826	13,470,827
5.500%, 9/1/36	347,219	364,363
6.000%, 9/1/36	9,572,592	10,183,219
6.500%, 9/1/36	4,411,099	4,738,830
5.500%, 10/1/36	3,853,334	4,046,000
5.500%, 12/1/36	16,371,409	17,189,605
6.500%, 12/1/36	6,410,888	6,902,222
5.500%, 1/1/37	35,606	37,331
5.500%, 2/1/37	341,707	358,258
5.500%, 5/1/37	371,916	389,930
5.500%, 6/1/37	2,155,912	2,260,339
5.500%, 7/1/37	318,928	334,377
5.684%, 7/1/37(l)	8,990,226	9,502,893
6.000%, 7/1/37	8,414,289	8,938,212
5.550%, 8/1/37(l)	8,440,712	8,974,578
6.000%, 8/1/37	4,983,978	5,297,230
5.500%, 9/1/37	31,853	33,396
6.000%, 10/1/37	279,948	297,106
6.500%, 11/1/37	3,582,929	3,843,531
4.500%, 1/1/39	36,253	36,231
5.084%, 2/1/39(l)	8,767,367	9,254,166
4.500%, 4/1/39	7,216,333	7,212,186
4.500%, 5/1/39	2,932,475	2,931,559
4.000%, 6/1/39	2,461,864	2,381,661
4.000%, 7/1/39	168,781	163,283
4.500%, 7/1/39	6,918,407	6,918,406
4.000%, 8/1/39	2,208,009	2,136,076
4.000%, 9/1/39	4,565,398	4,416,666
4.500%, 9/1/39	4,948,630	4,946,310
4.500%, 12/1/39	10,998,900	10,992,026
4.000%, 1/25/40 TBA	2,000,000	2,012,500
4.500%, 1/25/40 TBA	4,500,000	4,537,852
5.000%, 1/25/40 TBA	3,000,000	3,098,359
5.500%, 1/25/40 TBA	68,000,000	71,203,439
Government National Mortgage Association
6.500%, 5/15/31	6,756	7,287
6.500%, 9/15/36	9,745	10,411

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.500%, 10/15/37	$2,009,705	$2,142,534
6.500%, 8/15/38	376,298	400,934
6.000%, 9/15/38	2,838,219	3,007,404
6.500%, 9/15/38	335,392	357,349
6.000%, 10/15/38	5,064,111	5,365,979
6.500%, 10/15/38	816,098	872,221
6.000%, 11/15/38	391,111	414,425
6.000%, 12/15/38	945,021	1,001,353
6.000%, 1/15/39	791,457	838,737
6.000%, 2/15/39	52,759	55,904
4.500%, 4/15/39	1,284,770	1,288,584
4.000%, 6/15/39	124,565	120,613
4.500%, 6/15/39	5,932,334	5,949,946
5.000%, 6/15/39	3,997,257	4,121,162
4.000%, 7/15/39	871,216	843,582
4.500%, 9/15/39	1,991,036	1,996,947
5.000%, 9/15/39	5,303,903	5,468,192
4.500%, 1/25/40 TBA	4,000,000	4,003,750
5.000%, 1/25/40 TBA	5,000,000	5,143,360
5.500%, 1/25/40 TBA	15,000,000	15,718,359

		606,391,688

U.S. Treasuries (22.6%)
U.S. Treasury Bonds
1.000%, 12/31/11	3,500,000	3,490,158
11.250%, 2/15/15	3,930,000	5,544,369
9.250%, 2/15/16	840,000	1,131,441
7.250%, 5/15/16	2,780,000	3,441,337
8.750%, 5/15/17	1,680,000	2,270,757
9.125%, 5/15/18	840,000	1,179,150
8.875%, 2/15/19	1,200,000	1,676,250
8.125%, 8/15/19	1,980,000	2,664,957
8.750%, 8/15/20	2,880,000	4,074,301
7.875%, 2/15/21	840,000	1,129,012
8.125%, 8/15/21	840,000	1,152,112
8.000%, 11/15/21	2,000,000	2,723,438
7.125%, 2/15/23	840,000	1,077,300
6.750%, 8/15/26	2,240,000	2,826,251
6.625%, 2/15/27	1,550,000	1,935,804
6.125%, 11/15/27	600,000	714,750
5.500%, 8/15/28	2,300,000	2,563,063
5.250%, 11/15/28	1,800,000	1,950,469
5.250%, 2/15/29	2,450,000	2,654,423
6.125%, 8/15/29	2,050,000	2,461,281
6.250%, 5/15/30	1,840,000	2,247,674
5.375%, 2/15/31	1,000,000	1,105,000
4.500%, 2/15/36	2,630,000	2,590,550
4.750%, 2/15/37	1,120,000	1,144,500
5.000%, 5/15/37	500,000	531,016
4.375%, 2/15/38	1,940,000	1,862,400
4.500%, 5/15/38	1,130,000	1,106,517
3.500%, 2/15/39	2,550,000	2,088,608
4.250%, 5/15/39	2,700,000	2,532,938
4.500%, 8/15/39	2,850,000	2,785,430
4.375%, 11/15/39	2,600,000	2,488,689
U.S. Treasury Notes
0.875%, 1/31/11	1,010,000	1,013,156
0.875%, 2/28/11	5,000,000	5,012,110
4.500%, 2/28/11	4,990,000	5,208,507
0.875%, 4/30/11	3,000,000	3,003,984
4.875%, 4/30/11	4,320,000	4,550,174
0.875%, 5/31/11	2,000,000	2,002,422

	Principal Amount	Value (Note 1)

4.875%, 5/31/11	$5,000,000	$5,282,615
5.125%, 6/30/11	8,280,000	8,798,469
1.000%, 7/31/11	8,500,000	8,512,946
4.875%, 7/31/11	3,500,000	3,716,972
5.000%, 8/15/11	3,480,000	3,710,550
1.000%, 8/31/11	3,000,000	3,001,524
1.000%, 9/30/11	2,000,000	1,999,454
4.500%, 9/30/11	5,040,000	5,343,579
1.000%, 10/31/11	3,000,000	2,997,300
0.750%, 11/30/11	1,000,000	993,477
4.500%, 11/30/11	1,390,000	1,480,025
1.125%, 12/15/11	3,000,000	3,001,056
4.625%, 12/31/11	2,800,000	2,991,626
1.125%, 1/15/12	2,000,000	1,998,124
1.375%, 2/15/12	1,000,000	1,002,891
4.875%, 2/15/12	2,800,000	3,012,845
4.500%, 3/31/12	2,820,000	3,018,280
1.375%, 4/15/12	1,000,000	1,000,938
1.375%, 5/15/12	1,000,000	1,000,000
1.875%, 6/15/12	2,000,000	2,021,876
1.500%, 7/15/12	2,500,000	2,503,905
4.625%, 7/31/12	550,000	594,000
1.750%, 8/15/12	3,000,000	3,019,452
1.375%, 10/15/12	3,000,000	2,983,125
1.375%, 11/15/12	2,000,000	1,985,624
4.000%, 11/15/12	2,800,000	2,990,968
3.875%, 2/15/13	2,500,000	2,662,500
2.750%, 2/28/13	3,480,000	3,585,486
3.500%, 5/31/13	1,680,000	1,770,431
3.375%, 7/31/13	2,520,000	2,645,214
3.125%, 9/30/13	3,650,000	3,793,434
2.750%, 10/31/13	2,520,000	2,580,835
2.000%, 11/30/13	5,050,000	5,023,174
1.500%, 12/31/13	2,940,000	2,862,596
1.750%, 1/31/14	8,090,000	7,936,419
4.750%, 5/15/14	19,000,000	20,905,928
2.250%, 5/31/14	2,000,000	1,986,406
2.625%, 6/30/14	2,000,000	2,014,532
2.625%, 7/31/14	4,700,000	4,723,500
4.250%, 8/15/14	2,230,000	2,405,786
2.375%, 8/31/14#	1,800,000	1,786,781
2.375%, 9/30/14	3,000,000	2,974,680
2.375%, 10/31/14	24,800,000	24,530,672
4.250%, 11/15/14	1,200,000	1,292,626
2.125%, 11/30/14	42,000,000	41,005,860
2.625%, 12/31/14	3,500,000	3,489,885
4.000%, 2/15/15	2,410,000	2,561,377
4.125%, 5/15/15	2,000,000	2,132,500
4.250%, 8/15/15	2,790,000	2,986,171
4.500%, 11/15/15	1,000,000	1,082,891
5.125%, 5/15/16	1,500,000	1,672,968
4.875%, 8/15/16	1,380,000	1,517,569
3.000%, 8/31/16	1,500,000	1,475,274
3.000%, 9/30/16	1,000,000	981,484
3.125%, 10/31/16	1,000,000	987,422
4.625%, 2/15/17	1,380,000	1,490,077
4.750%, 8/15/17	2,370,000	2,571,635
4.250%, 11/15/17	2,790,000	2,924,269
3.500%, 2/15/18	3,180,000	3,153,915
3.875%, 5/15/18	2,200,000	2,233,860
4.000%, 8/15/18	2,670,000	2,726,946
3.750%, 11/15/18	5,110,000	5,109,601

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

2.750%, 2/15/19	$3,800,000	$3,498,375
3.125%, 5/15/19	4,200,000	3,977,530
3.625%, 8/15/19	5,000,000	4,915,625
3.375%, 11/15/19	2,000,000	1,923,760

		356,795,913

Total Government Securities		1,010,002,472

Total Long-Term Debt Securities (104.8%) (Cost $1,652,650,710)		1,657,683,202

SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
Federal Home Loan Mortgage Corp.
0.02%, 1/25/10(o)(p)	1,100,000	1,099,987
U.S. Treasury Bills 0.04%, 3/11/10#(p)^	359,000	358,971

Total Government Securities		1,458,958

Short-Term Investments of Cash Collateral for Securities Loaned (1.6%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	16,038,041	16,038,042
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	3,199,979	623,996
Monumental Global Funding II 0.43%, 5/26/10(l)	6,020,000	5,900,202
Pricoa Global Funding I 0.40%, 6/25/10(l)	3,839,812	3,784,157

Total Short-Term Investments of Cash Collateral for Securities Loaned		26,346,397

Time Deposit (3.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	48,416,646	48,416,646

Total Short-Term Investments (4.8%) (Cost/Amortized Cost $78,973,416)		76,222,001

Total Investments Before Securities Sold Short (109.6%) (Cost/Amortized Cost $1,731,624,126)		1,733,905,203

Principal Amount		Value (Note 1)

SECURITIES SOLD SHORT:
U.S. Government Agency (-0.2%)
Federal National Mortgage Association 6.000%, 2/25/40 TBA	$(3,000,000)	$(3,168,398)

Total Securities Sold Short (-0.2%) (Proceeds Received $3,179,414)		(3,168,398)

Total Investments after Securities Sold Short (109.4%) (Cost/Amortized Cost $1,728,444,712)		1,730,736,805
Other Assets Less Liabilities (-9.4%)		(148,559,491)

Net Assets (100%)		$1,582,177,314

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $5,415,076 or 0.3% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $150,582,732 or 9.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $169,906.
(b)	Illiquid Security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(m)	Regulations S in an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $16,358,939.

Glossary:

AUD —	Australian Dollar
CMO	— Collateralized Mortgage Obligation
EUR —	European Currency Unit
PIK —	Payment-in Kind Security
TBA —	Security is subject to delayed delivery.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
EURODollar	206	December-10	$50,547,063	$50,712,050	$164,987

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contract
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,460	$3,526,533	$3,602,424	$(75,891)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/11/10	1,918	$1,773,958	$1,721,769	$52,189
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,460	3,418,170	3,526,533	(108,363)
European Union Euro vs. U.S. Dollar, expiring 3/17/10	602	874,438	862,915	11,523
European Union Euro vs. U.S. Dollar, expiring 4/15/10	1,400	2,083,760	2,006,612	77,148
European Union Euro vs. U.S. Dollar, expiring 4/15/10	355	528,950	508,820	20,130
European Union Euro vs. U.S. Dollar, expiring 7/15/10	2,490	3,642,435	3,567,462	74,973

				$127,600

				$51,709

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$15,409,376	$—	$15,409,376
Non-Agency CMO	—	35,404,233	857,606	36,261,839
Convertible Bonds
Financials	—	2,364,000	—	2,364,000
Corporate Bonds
Consumer Discretionary	—	86,183,156	—	86,183,156
Consumer Staples	—	40,644,504	—	40,644,504
Energy	—	43,520,163	—	43,520,163
Financials	—	215,970,872	2,017,005	217,987,877
Health Care	—	38,668,976	2,540,465	41,209,441
Industrials	—	33,893,426	—	33,893,426
Information Technology	—	12,346,848	—	12,346,848
Materials	—	38,711,975	—	38,711,975
Telecommunication Services	—	46,766,132	—	46,766,132
Utilities	—	32,381,993	—	32,381,993
Forward Currency Contracts	—	235,963	—	235,963
Futures	164,987	—	—	164,987
Government Securities
Foreign Governments	—	16,309,715	—	16,309,715
Municipal Bonds	—	14,602,794	—	14,602,794
Supranational	—	15,902,362	—	15,902,362
U.S. Government Agencies	—	606,391,688	—	606,391,688
U.S. Treasuries	—	356,795,913	—	356,795,913
Short-Term Investments	—	76,222,001	—	76,222,001

Total Assets	$164,987	$1,728,726,090	$5,415,076	$1,734,306,153

Liabilities:
Forward Currency Contracts	$—	$(184,254)	$—	$(184,254)
Government Securities
U.S. Government Agencies	—	(3,168,398)	—	(3,168,398)

Total Liabilities	$—	$(3,352,652)	$—	$(3,352,652)

Total	$164,987	$1,725,373,438	$5,415,076	$1,730,953,501

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities- Asset-Backed Securities	Investments in Securities- Energy	Investments in Securities- Financials

Balance as of 12/31/08	$—	$7,087,500	$—
Total gains or losses (realized/unrealized) included in earnings	(34,084)	2,505,916	185,242
Purchases, sales, issuances, and settlements (net)	891,690	(9,593,416)	(185,242)
Transfers in and/or out of Level 3	—	—	2,017,005

Balance as of 12/31/09	$857,606	$—	$2,017,005

Investments in Securities-Health Care
Balance as of 12/31/08	$3,597,696
Total gains or losses (realized/unrealized) included in earnings	264,307
Purchases, sales, issuances, and settlements (net)	(1,321,538)
Transfers in and/or out of Level 3	—

Balance as of 12/31/09	$2,540,465

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$214,104

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$164,987	*
Foreign exchange contracts	Receivables	235,963
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$400,950

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(184,254)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(184,254)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$3,887,641	$—	$—	$3,887,641
Foreign exchange contracts	—	—	134,378	—	134,378
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,887,641	$134,378	$—	$4,022,019

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(3,636,877)	$—	$—	$(3,636,877)
Foreign exchange contracts	—	—	1,946,666	—	1,946,666
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(3,636,877)	$1,946,666	$—	$(1,690,211)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $9,046,000 and futures contracts with an average notional balance of approximately $127,722,000 during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency and futures contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,776,840,226
Long-term U.S. Treasury securities	1,837,428,762

$5,614,268,988

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,734,653,743
Long-term U.S. Treasury securities	1,464,669,416

$5,199,323,159

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,945,667
Aggregate gross unrealized depreciation	(37,935,519)

Net unrealized appreciation	$10,148

Federal income tax cost of investments	$1,733,895,055

At December 31, 2009, the Portfolio had loaned securities with a total value of $28,552,769. The was secured by collateral of $29,097,832 which was received as cash and subsequently invested in short-term investments currently valued at $26,346,397, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $703,070,505 of which $91,978,211 expires in the year 2010, $11,568,090 expires in the year 2014, $80,510,058 expires in the year 2016, and $519,014,146 expires in the year 2017. The Portfolio had a net capital loss carryforward of $114,524,895 expire during 2009.

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,731,624,126) (Securities on loan at market value $28,552,769)	$1,733,905,203
Foreign cash (Cost $308,632)	301,781
Cash held as collateral for forward commitments	279,612
Receivable for securities sold	33,509,077
Dividends, interest and other receivables	14,754,484
Receivable for forward commitments	6,375,859
Receivable from Separate Accounts for Trust shares sold	1,008,766
Unrealized appreciation of forward foreign currency contracts	235,963
Other assets	4,822

Total assets	1,790,375,567

LIABILITIES
Overdraft payable	3,110,540
Payable for forward commitments	112,655,938
Payable for securities purchased	56,707,438
Payable for return of cash collateral on securities loaned	29,097,832
Securities sold short, at value (Proceeds received $3,179,414)	3,168,398
Payable to Separate Accounts for Trust shares redeemed	1,713,452
Investment management fees payable	712,595
Payable for return of cash collateral on forward commitments	279,612
Administrative fees payable	213,486
Unrealized depreciation of forward foreign currency contracts	184,254
Distribution fees payable - Class B	142,313
Variation margin payable on futures contracts	33,475
Trustees’ fees payable	24,910
Accrued expenses	154,010

Total liabilities	208,198,253

NET ASSETS	$1,582,177,314

Net assets were comprised of:
Paid in capital	$2,280,304,701
Accumulated undistributed net investment income (loss)	(945,282)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(699,683,150)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	2,501,045

Net assets	$1,582,177,314

Class A
Net asset value, offering and redemption price per share, $911,802,215 / 243,808,999 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.74

Class B
Net asset value, offering and redemption price per share, $670,375,099 / 180,133,389 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest (net of $25,788 foreign withholding tax)	$78,297,569
Dividends	352,838
Securities lending (net)	111,962

Total income	78,762,369

EXPENSES
Investment management fees	7,564,835
Administrative fees	2,264,216
Distribution fees - Class B	1,593,453
Printing and mailing expenses	293,553
Professional fees	142,933
Custodian fees	106,500
Trustees’ fees	23,875
Miscellaneous	82,615

Total expenses	12,071,980

NET INVESTMENT INCOME (LOSS)	66,690,389

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(466,963,221)
Foreign currency transactions	1,994,596
Futures	3,887,641
Securities sold short	(1,101,574)

Net realized gain (loss)	(462,182,558)

Change in unrealized appreciation (depreciation) on:
Securities	530,368,615
Foreign currency translations	1,544,083
Futures	(3,636,877)
Securities sold short	11,016

Net change in unrealized appreciation (depreciation)	528,286,837

NET REALIZED AND UNREALIZED GAIN (LOSS)	66,104,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$132,794,668

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$66,690,389	$148,679,474
Net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(462,182,558)	(114,844,274)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures and foreign currency translations	528,286,837	(462,189,660)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	132,794,668	(428,354,460)

DIVIDENDS:
Dividends from net investment income
Class A	(42,279,989)	(82,876,638)
Class B	(29,211,024)	(74,414,047)

TOTAL DIVIDENDS	(71,491,013)	(157,290,685)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 62,358,222 and 46,289,901 shares, respectively ]	234,042,050	231,958,242
Capital shares issued in reinvestment of dividends [ 11,212,588 and 24,707,354 shares, respectively ]	42,279,989	82,876,638
Capital shares repurchased [ (21,206,527) and (45,699,159) shares, respectively ]	(79,405,950)	(215,969,049)

Total Class A transactions	196,916,089	98,865,831

Class B
Capital shares sold [ 36,339,311 and 13,491,804 shares, respectively ]	135,369,829	64,048,592
Capital shares issued in reinvestment of dividends [ 7,784,037 and 22,288,111 shares, respectively ]	29,211,024	74,414,047
Capital shares repurchased [ (39,727,828) and (54,694,517) shares, respectively ]	(146,381,949)	(268,514,678)

Total Class B transactions	18,198,904	(130,052,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	215,114,993	(31,186,208)

TOTAL INCREASE (DECREASE) IN NET ASSETS	276,418,648	(616,831,353)
NET ASSETS:
Beginning of year	1,305,758,666	1,922,590,019

End of year (a)	$1,582,177,314	$1,305,758,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(945,282)	$(1,929,049)

See Notes to Financial Statements.

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MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008	2007	2006	2005
Net asset value, beginning of year	$3.56		$5.34	$5.61	$5.47	$5.75

Income (loss) from investment operations:
Net investment income (loss)	0.18	(e)	0.44 (e)	0.45 (e)	0.42 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18		(1.72)	(0.27)	0.14	(0.23)

Total from investment operations	0.36		(1.28)	0.18	0.56	0.18

Less distributions:
Dividends from net investment income	(0.18)		(0.50)	(0.45)	(0.42)	(0.46)

Net asset value, end of year	$3.74		$3.56	$5.34	$5.61	$5.47

Total return	10.09%		(23.39)%	3.29%	10.21%	3.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$911,802		$682,451	$887,961	$855,156	$770,374
Ratio of expenses to average net assets	0.74%		0.76%	0.76%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	4.72%		8.81%	7.78%	7.45%	7.08%
Portfolio turnover rate	371%		155%	108%	103%	116%

	Year Ended December 31,
Class B	2009		2008	2007	2006	2005
Net asset value, beginning of year	$3.55		$5.32	$5.58	$5.44	$5.71

Income (loss) from investment operations:
Net investment income (loss)	0.17	(e)	0.42 (e)	0.43 (e)	0.41 (e)	0.39 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17		(1.70)	(0.25)	0.13	(0.21)

Total from investment operations	0.34		(1.28)	0.18	0.54	0.18

Less distributions:
Dividends from net investment income	(0.17)		(0.49)	(0.44)	(0.40)	(0.45)

Net asset value, end of year	$3.72		$3.55	$5.32	$5.58	$5.44

Total return	9.53%		(23.55)%	3.18%	9.93%	3.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$670,375		$623,307	$1,034,629	$1,101,281	$1,043,950
Ratio of expenses to average net assets	0.99	%(c)	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	4.62%		8.46%	7.53%	7.20%	6.83%
Portfolio turnover rate	371%		155%	108%	103%	116%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Eagle Asset Management, Inc.

➢	SSgA Funds Management, Inc.

➢	Wells Capital Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – Class A Shares**	34.95%	(0.78)%	(0.08)%	4.83%
Portfolio – Class B Shares	34.89	(0.86)	(0.12)	4.79
Russell 2000® Growth Index	34.47	0.87	(1.37)	2.78

*   Date of inception 12/1/98.

** Date of inception 1/22/08. Returns shown for Class A shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 34.89% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 34.47% over the same period.

Asset Class Overview

Over the 12 months, small cap growth stocks, as measured by the Russell 2000® Growth Index, posted a notable return of 34.5%. All sectors of the index made positive contributions to return, with the largest gains coming from information technology. Consumer discretionary and health care stocks also made significant contributions to return. The worst performing sector was financials, although this sector contributed modestly to the benchmark’s return.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2000® Growth Index.

Portfolio Highlights

For the year ended December 31, 2009.

What helped performance during the year:

•	The Energy and Materials sectors contributed to relative performance on a positive basis.

•	Stock selection was positive for the Portfolio in the Energy and Materials sectors.

•

The leading individual contributor to relative performance was chemicals producer Huntsman Corp. (Materials sector). This highly cyclical company rose in anticipation of an economic recovery and due to its cost-reduction program.

•

American Medical Systems (Health Care sector) was among the leading contributors to positive performance. It benefited from increased new-product flow, increased operational efficiency and the addition of new management resulting in improving margins and growth rate.

•

Several leading contributors were found in the Information Technology sector. These included Vistaprint, Compellent Technologies, Inc. and Rovi Corp., a provider of solutions that enable digital-product protection. It had strong performance during the first three quarters of the year due to excitement about a significant new contract, strong financial performance and increased guidance.

What hurt performance during the year:

•	The Consumer Discretionary and Health Care sectors detracted from relative returns.

•	Stock selection was negative in the Consumer Discretionary and Health Care sectors.

•

Telecommunications company EMS Technologies was the leading individual detractor from relative performance. It declined after announcing lower-than-expected earnings and muted guidance due to the challenging economic environment.

•	Health Care sector returns were impacted by medical-device producer Thoratec Corp. which traded down during the year.

•	Human Genome Sciences (Health Care sector) held back the Portfolio’s performance.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (Unaudited)

•

Northwest Pipe Co. (Industrials sector) was among the leading detractors from relative performance. Its shares fell after the company pre-announced disappointing third-quarter results and delayed filing its financial reports due to an ongoing investigation in accounting irregularities.

•	Financial sector holding in First Commonwealth Financial weighed down the Portfolio’s relative returns.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	26.6%
Health Care	23.3
Consumer Discretionary	16.5
Industrials	15.4
Financials	6.0
Energy	4.9
Materials	3.3
Consumer Staples	2.4
Telecommunication Services	1.3
Utilities	0.1
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,225.70	$6.06
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50
Class B
Actual	1,000.00	1,227.00	7.47
Hypothetical (5% average return before expenses)	1,000.00	1,018.50	6.77

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.08% and 1.33%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.5%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	282,190	$2,263,164
Amerigon, Inc.*	14,300	113,542
ArvinMeritor, Inc.*	5,200	58,136
China Automotive Systems, Inc.*	3,100	58,001
Cooper Tire & Rubber Co.	38,800	777,940
Dorman Products, Inc.*	1,300	20,358
Drew Industries, Inc.*^	7,300	150,745
Fuel Systems Solutions, Inc.*	9,400	387,656
Hawk Corp., Class A*	600	10,566
Raser Technologies, Inc.*^	29,900	37,076
Standard Motor Products, Inc.*	4,900	41,748
Wonder Auto Technology, Inc.*	10,400	122,304

		4,041,236

Automobiles (0.0%)
Winnebago Industries, Inc.*	2,400	29,280

Distributors (0.0%)
Core-Mark Holding Co., Inc.*	1,500	49,440

Diversified Consumer Services (2.7%)
American Public Education, Inc.*	12,500	429,500
Bridgepoint Education, Inc.*^	78,051	1,172,326
Capella Education Co.*^	9,929	747,654
ChinaCast Education Corp.*	19,300	145,908
Coinstar, Inc.*^	153,562	4,265,952
Corinthian Colleges, Inc.*^	54,700	753,219
CPI Corp.	2,900	35,612
Grand Canyon Education, Inc.*^	66,865	1,271,104
K12, Inc.*^	57,005	1,155,491
Learning Tree International, Inc.*	4,600	54,924
Lincoln Educational Services Corp.*	6,300	136,521
Mac-Gray Corp.*	1,500	15,450
Matthews International Corp., Class A	20,776	736,094
Nobel Learning Communities, Inc.*	2,200	16,698
Pre-Paid Legal Services, Inc.*^	5,100	209,508
Princeton Review, Inc.*	9,200	37,352
Sotheby’s, Inc.^	154,234	3,467,180
Steiner Leisure Ltd.*	5,000	198,800
Universal Technical Institute, Inc.*	13,700	276,740
Weight Watchers International, Inc.	34,400	1,003,104

		16,129,137

Hotels, Restaurants & Leisure (4.6%)
AFC Enterprises, Inc.*	1,600	13,056
Ambassadors Group, Inc.	13,200	175,428
Ameristar Casinos, Inc.	17,700	269,571
Bally Technologies, Inc.*	161,950	6,686,915
Benihana, Inc., Class A*	3,800	14,402
BJ’s Restaurants, Inc.*^	225,878	4,251,024
Buffalo Wild Wings, Inc.*	12,300	495,321
California Pizza Kitchen, Inc.*^	13,600	182,920
Caribou Coffee Co., Inc.*	4,100	31,652
Carrols Restaurant Group, Inc.*	6,500	45,955

	Number of Shares	Value (Note 1)

CEC Entertainment, Inc.*	15,800	$504,336
Cheesecake Factory, Inc.*^	39,500	852,805
Choice Hotels International, Inc.	30,918	978,864
CKE Restaurants, Inc.	98,814	835,966
Cracker Barrel Old Country Store, Inc.^	11,400	433,086
Denny’s Corp.*^	63,000	137,970
DineEquity, Inc.*	12,200	296,338
Domino’s Pizza, Inc.*	2,400	20,112
Dover Downs Gaming & Entertainment, Inc.	7,800	29,484
Einstein Noah Restaurant Group, Inc.*	2,800	27,524
Great Wolf Resorts, Inc.*^	130,510	309,309
Interval Leisure Group, Inc.*	25,700	320,479
Isle of Capri Casinos, Inc.*^	11,300	84,524
Jack in the Box, Inc.*	37,559	738,785
Krispy Kreme Doughnuts, Inc.*	38,500	113,575
Lakes Entertainment, Inc.*	4,800	12,048
Life Time Fitness, Inc.*^	2,000	49,860
Marcus Corp.	1,000	12,820
Monarch Casino & Resort, Inc.*^	3,496	28,318
Morgans Hotel Group Co.*	8,200	37,146
Multimedia Games, Inc.*	4,700	28,247
P.F. Chang’s China Bistro, Inc.*^	16,282	617,251
Papa John’s International, Inc.*	12,300	287,328
Peet’s Coffee & Tea, Inc.*	7,900	263,307
Pinnacle Entertainment, Inc.*	20,700	185,886
Red Robin Gourmet Burgers, Inc.*^	2,200	39,380
Ruth’s Hospitality Group, Inc.*	8,900	18,601
Scientific Games Corp., Class A*	127,149	1,850,018
Shuffle Master, Inc.*	464,215	3,825,132
Sonic Corp.*	38,275	385,429
Steak n Shake Co.*	4,335	1,404,914
Texas Roadhouse, Inc.*^	34,500	387,435
Town Sports International Holdings, Inc.*^	7,700	17,941
Universal Travel Group*	5,100	51,714
WMS Industries, Inc.*	16,927	677,080
Youbet.com, Inc.*	17,200	49,364

		28,078,620

Household Durables (1.4%)
Blyth, Inc.	300	10,116
Hovnanian Enterprises, Inc., Class A*^	16,700	64,128
iRobot Corp.*	12,600	221,760
M/I Homes, Inc.*	1,600	16,624
National Presto Industries, Inc.	3,300	360,459
NIVS IntelliMedia Technology Group, Inc.*	2,400	6,192
Sealy Corp.*^	6,000	18,960
Tempur-Pedic International, Inc.*	49,386	1,166,991
Tupperware Brands Corp.	41,400	1,927,998
Universal Electronics, Inc.*	215,276	4,998,709

		8,791,937

Internet & Catalog Retail (0.7%)
1-800-FLOWERS.COM, Inc., Class A*	3,400	9,010
Blue Nile, Inc.*	8,700	550,971

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Drugstore.Com, Inc.*	60,800	$187,872
HSN, Inc.*	27,300	551,187
NutriSystem, Inc.^	21,100	657,687
Orbitz Worldwide, Inc.*	9,000	66,060
Overstock.com, Inc.*^	10,200	138,312
PetMed Express, Inc.^	16,200	285,606
Shutterfly, Inc.*	85,120	1,515,987
Stamps.com, Inc.*	7,000	63,000
Ticketmaster Entertainment, Inc.*	26,100	318,942
Vitacost.com, Inc.*	3,900	40,638

		4,385,272

Leisure Equipment & Products (0.5%)
Brunswick Corp.	32,599	414,333
Leapfrog Enterprises, Inc.*	4,900	19,159
Polaris Industries, Inc.	44,103	1,924,214
Pool Corp.	18,006	343,555
Smith & Wesson Holding Corp.*^	38,600	157,874
Sport Supply Group, Inc.	1,400	17,626
Sturm Ruger & Co., Inc.^	11,700	113,490

		2,990,251

Media (1.1%)
Arbitron, Inc.^	18,200	426,244
Carmike Cinemas, Inc.*	5,200	39,312
Cinemark Holdings, Inc.	79,810	1,146,870
CKX, Inc.*	37,600	198,152
Crown Media Holdings, Inc., Class A*^	3,700	5,365
Dolan Media Co.*	19,300	197,053
Global Sources Ltd.*	1,450	9,063
Knology, Inc.*^	6,000	65,700
Live Nation, Inc.*^	155,248	1,321,160
LodgeNet Interactive Corp.*	75,129	415,463
Martha Stewart Living Omnimedia, Inc., Class A*	14,200	70,148
Mediacom Communications Corp., Class A*	7,900	35,313
National CineMedia, Inc.	93,328	1,546,445
Outdoor Channel Holdings, Inc.*	1,800	10,440
Playboy Enterprises, Inc., Class B*	12,600	40,320
RCN Corp.*	23,600	256,060
Reading International, Inc., Class A*	1,900	7,695
Rentrak Corp.*	6,800	120,156
Valassis Communications, Inc.*	27,100	494,846
Value Line, Inc.	700	17,577
World Wrestling Entertainment, Inc., Class A	11,800	180,894

		6,604,276

Multiline Retail (0.1%)
99 Cents Only Stores*^	28,400	371,188
Fred’s, Inc., Class A	8,700	88,740

		459,928

Specialty Retail (3.2%)
America’s Car-Mart, Inc.*	4,200	110,586
bebe Stores, Inc.	17,300	108,471
Big 5 Sporting Goods Corp.	13,900	238,802
Buckle, Inc.^	16,100	471,408

	Number of Shares	Value (Note 1)

Cato Corp., Class A	19,100	$383,146
Charming Shoppes, Inc.*^	5,200	33,644
Children’s Place Retail Stores, Inc.*^	15,100	498,451
Christopher & Banks Corp.^	2,700	20,574
Citi Trends, Inc.*	10,200	281,724
Coldwater Creek, Inc.*^	32,500	144,950
Collective Brands, Inc.*	19,200	437,184
Destination Maternity Corp.*	2,700	51,300
Dress Barn, Inc.*^	8,393	193,878
DSW, Inc., Class A*^	600	15,528
Finish Line, Inc., Class A	15,100	189,505
Genesco, Inc.*	217,447	5,971,095
Gymboree Corp.*	15,800	687,142
hhgregg, Inc.*^	8,300	182,849
Hibbett Sports, Inc.*^	19,700	433,203
HOT Topic, Inc.*	18,900	120,204
J. Crew Group, Inc.*^	33,225	1,486,486
Jo-Ann Stores, Inc.*	6,900	250,056
JoS. A. Bank Clothiers, Inc.*^	12,500	527,375
Kirkland’s, Inc.*	8,800	152,856
Lumber Liquidators, Inc.*^	9,300	249,240
Men’s Wearhouse, Inc.^	1,600	33,696
Midas, Inc.*	8,300	70,135
Monro Muffler Brake, Inc.	11,500	384,560
OfficeMax, Inc.*^	37,900	480,951
Rue21, Inc.*	1,800	50,562
Sally Beauty Holdings, Inc.*	16,500	126,225
Sonic Automotive, Inc., Class A*	4,900	50,911
Stein Mart, Inc.*	15,600	166,296
Systemax, Inc.^	2,600	40,846
Talbots, Inc.*^	8,800	78,408
Tractor Supply Co.*^	23,700	1,255,152
Ulta Salon Cosmetics & Fragrance, Inc.*	19,100	346,856
Vitamin Shoppe, Inc.*	129,146	2,872,207
Wet Seal, Inc., Class A*	62,800	216,660
Zumiez, Inc.*	13,300	169,176

		19,582,298

Textiles, Apparel & Luxury Goods (1.5%)
American Apparel, Inc.*	19,300	59,830
Carter’s, Inc.*	30,400	798,000
Cherokee, Inc.	5,500	98,010
Crocs, Inc.*	21,600	124,200
Deckers Outdoor Corp.*	8,600	874,792
FGX International Holdings Ltd.*	10,200	199,818
Fossil, Inc.*	30,900	1,037,004
Fuqi International, Inc.*	8,000	143,600
G-III Apparel Group Ltd.*^	2,600	56,342
K-Swiss, Inc., Class A*^	10,700	106,358
Liz Claiborne, Inc.*^	42,800	240,964
Lululemon Athletica, Inc.*	26,700	803,670
Maidenform Brands, Inc.*	13,200	220,308
Oxford Industries, Inc.	5,700	117,876
Steven Madden Ltd.*	10,800	445,392
Timberland Co., Class A*	19,300	346,049
True Religion Apparel, Inc.*^	17,500	323,575
Under Armour, Inc., Class A*	22,700	619,029
UniFirst Corp.	1,900	91,409
Volcom, Inc.*	12,200	204,228
Warnaco Group, Inc.*	30,200	1,274,138

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Weyco Group, Inc.	4,600	$108,744
Wolverine World Wide, Inc.	32,400	881,928

		9,175,264

Total Consumer Discretionary		100,316,939

Consumer Staples (2.4%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	5,700	265,620
Coca-Cola Bottling Co. Consolidated	3,000	162,060
National Beverage Corp.*^	3,200	44,352

		472,032

Food & Staples Retailing (0.3%)
Arden Group, Inc., Class A	700	66,934
Casey’s General Stores, Inc.	21,200	676,704
Diedrich Coffee, Inc.*	1,800	62,730
Pantry, Inc.*^	1,800	24,462
Pricesmart, Inc.	11,100	226,884
Ruddick Corp.^	5,000	128,650
Susser Holdings Corp.*	600	5,154
United Natural Foods, Inc.*	29,300	783,482
Village Super Market, Inc., Class A	3,900	106,548
Weis Markets, Inc.	1,200	43,632

		2,125,180

Food Products (0.9%)
AgFeed Industries, Inc.*^	19,800	99,000
Alico, Inc.^	1,900	54,074
American Dairy, Inc.*^	6,400	138,752
American Italian Pasta Co., Class A*	10,300	358,337
B&G Foods, Inc., Class A	5,200	47,736
Calavo Growers, Inc.^	7,400	125,800
Cal-Maine Foods, Inc.	9,400	320,352
Darling International, Inc.*	56,600	474,308
Diamond Foods, Inc.^	8,900	316,306
Dole Food Co., Inc.*^	14,900	184,909
Farmer Bros Co.	1,700	33,558
Hain Celestial Group, Inc.*	7,100	120,771
HQ Sustainable Maritime Industries, Inc.*^	5,700	40,128
J&J Snack Foods Corp.	9,800	391,608
Lancaster Colony Corp.	13,100	651,070
Lance, Inc.	19,100	502,330
Lifeway Foods, Inc.*	3,300	39,204
Overhill Farms, Inc.*	9,100	44,226
Sanderson Farms, Inc.	13,900	586,024
Smart Balance, Inc.*	31,500	189,000
Synutra International, Inc.*^	11,800	159,418
Tootsie Roll Industries, Inc.^	16,568	453,632
Zhongpin, Inc.*	15,600	243,516

		5,574,059

Household Products (0.1%)
Orchids Paper Products Co.*	3,400	68,068
WD-40 Co.	8,000	258,880

		326,948

	Number of Shares	Value (Note 1)

Personal Products (0.9%)
American Oriental Bioengineering, Inc.*^	12,700	$59,055
Bare Escentuals, Inc.*	45,300	554,019
Chattem, Inc.*	12,000	1,119,600
China Sky One Medical, Inc.*^	7,400	168,350
China-Biotics, Inc.*	6,000	92,820
Female Health Co.*	9,200	43,516
Herbalife Ltd.	52,298	2,121,730
Inter Parfums, Inc.	2,000	24,340
Medifast, Inc.*^	8,400	256,872
Nu Skin Enterprises, Inc., Class A	32,500	873,275
Revlon, Inc., Class A*^	6,600	112,266
Schiff Nutrition International, Inc.	500	3,910
USANA Health Sciences, Inc.*	4,400	140,360

		5,570,113

Tobacco (0.1%)
Alliance One International, Inc.*^	42,200	205,936
Star Scientific, Inc.*	43,800	30,660
Universal Corp.	1,100	50,171
Vector Group Ltd.	26,725	374,150

		660,917

Total Consumer Staples		14,729,249

Energy (4.9%)
Energy Equipment & Services (2.5%)
Bolt Technology Corp.*	1,800	19,836
Cal Dive International, Inc.*	6,000	45,360
CARBO Ceramics, Inc.	11,700	797,589
Dril-Quip, Inc.*^	19,200	1,084,416
ENGlobal Corp.*	10,000	31,300
Geokinetics, Inc.*	2,100	20,202
Gulf Island Fabrication, Inc.	500	10,515
GulfMark Offshore, Inc.*	7,700	217,987
Hercules Offshore, Inc.*	7,900	37,762
ION Geophysical Corp.*^	4,500	26,640
Lufkin Industries, Inc.	93,902	6,873,627
Matrix Service Co.*	4,400	46,860
Natural Gas Services Group, Inc.*	800	15,080
OYO Geospace Corp.*	104,791	4,494,486
PHI, Inc.*	5,100	105,570
Pioneer Drilling Co.*	5,100	40,290
RPC, Inc.	19,700	204,880
Sulphco, Inc.*^	40,900	27,403
TETRA Technologies, Inc.*	27,800	308,024
TGC Industries, Inc.*	6,000	23,460
Willbros Group, Inc.*^	27,100	457,177

		14,888,464

Oil, Gas & Consumable Fuels (2.4%)
Apco Oil and Gas International, Inc.	6,000	132,600
Approach Resources, Inc.*	2,300	17,756
Arena Resources, Inc.*	25,200	1,086,624
Atlas Energy, Inc.	22,300	672,791
ATP Oil & Gas Corp.*	5,100	93,228
BPZ Resources, Inc.*^	50,900	483,550
Brigham Exploration Co.*	75,000	1,016,250
Carrizo Oil & Gas, Inc.*^	39,300	1,041,057
Cheniere Energy, Inc.*^	10,600	25,652

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Clean Energy Fuels Corp.*	24,600	$379,086
Cloud Peak Energy, Inc.*	7,900	115,024
Contango Oil & Gas Co.*	7,900	371,379
CREDO Petroleum Corp.*	3,400	31,620
CVR Energy, Inc.*	1,200	8,232
Delta Petroleum Corp.*^	53,000	55,120
Endeavour International Corp.*	78,700	84,996
Evergreen Energy, Inc.*	76,900	26,377
FX Energy, Inc.*^	24,500	69,825
GMX Resources, Inc.*^	11,400	156,636
Golar LNG Ltd.*	13,500	173,070
Goodrich Petroleum Corp.*^	27,025	658,059
Gulfport Energy Corp.*	16,200	185,490
Isramco, Inc.*	600	42,900
James River Coal Co.*	19,000	352,070
McMoRan Exploration Co.*^	52,300	419,446
Northern Oil and Gas, Inc.*	24,500	290,080
Panhandle Oil and Gas, Inc., Class A	4,400	113,960
PrimeEnergy Corp.*	400	14,556
Rex Energy Corp.*^	13,200	158,400
Ship Finance International Ltd.^	17,279	235,507
Swift Energy Co.*	21,100	505,556
Syntroleum Corp.*	45,500	121,030
Teekay Tankers Ltd., Class A^	7,000	59,710
Toreador Resources Corp.*	14,300	141,570
Uranerz Energy Corp.*	21,800	28,340
Uranium Energy Corp.*	37,900	143,262
VAALCO Energy, Inc.*	2,600	11,830
Venoco, Inc.*	31,370	409,065
W&T Offshore, Inc.^	20,800	243,360
Warren Resources, Inc.*	24,400	59,780
Westmoreland Coal Co.*	1,400	12,474
Whiting Petroleum Corp.*	49,500	3,536,775
World Fuel Services Corp.^	38,800	1,039,452
Zion Oil & Gas, Inc.*	8,364	59,802

		14,883,347

Total Energy		29,771,811

Financials (6.0%)
Capital Markets (1.4%)
Artio Global Investors, Inc.*^	3,100	79,019
BGC Partners, Inc., Class A	12,000	55,440
Broadpoint Gleacher Securities, Inc.*^	216,087	963,748
Calamos Asset Management, Inc., Class A	800	9,224
Cohen & Steers, Inc.	5,800	132,472
Cowen Group, Inc., Class A*	2,400	14,208
Diamond Hill Investment Group, Inc.	1,400	89,922
Duff & Phelps Corp., Class A	119,249	2,177,487
Epoch Holding Corp.^	6,800	71,060
Evercore Partners, Inc., Class A^	15,981	485,822
FBR Capital Markets Corp.*	1,700	10,506
GAMCO Investors, Inc., Class A	2,800	135,212
GFI Group, Inc.	42,000	191,940
International Assets Holding Corp.*	2,200	31,988
JMP Group, Inc.	800	7,776
KBW, Inc.*	11,200	306,432

	Number of Shares	Value (Note 1)

Knight Capital Group, Inc., Class A*	32,400	$498,960
Kohlberg Capital Corp.	2,100	9,576
Main Street Capital Corp.^	2,714	43,750
MF Global Ltd.*^	19,000	132,050
optionsXpress Holdings, Inc.	92,220	1,424,799
Penson Worldwide, Inc.*^	7,000	63,420
Pzena Investment Management, Inc., Class A*^	4,900	39,886
Riskmetrics Group, Inc.*^	14,200	225,922
Safeguard Scientifics, Inc.*	4,483	46,220
Stifel Financial Corp.*^	19,800	1,172,952
SWS Group, Inc.	800	9,680
Teton Advisors, Inc., Class B*^†	28	425
Thomas Weisel Partners Group, Inc.*	2,100	7,938
TradeStation Group, Inc.*	5,000	39,450
U.S. Global Investors, Inc., Class A	6,900	84,939
Westwood Holdings Group, Inc.	3,600	130,824

		8,693,047

Commercial Banks (1.2%)
Ames National Corp.^	1,700	35,887
Arrow Financial Corp.^	4,095	102,375
Bank of Marin Bancorp/California	2,900	94,424
Bank of the Ozarks, Inc.^	700	20,489
Bridge Bancorp, Inc.	2,900	69,716
Bryn Mawr Bank Corp.	700	10,563
Cardinal Financial Corp.	7,700	67,298
Cathay General Bancorp^	16,400	123,820
Centerstate Banks, Inc.	2,700	27,243
Citizens Holding Co.	700	15,673
City Holding Co.^	900	29,097
CNB Financial Corp./Pennsylvania^	2,400	38,376
Danvers Bancorp, Inc.	1,200	15,588
Enterprise Financial Services Corp.	3,200	24,672
First Commonwealth Financial Corp.	239,090	1,111,768
First Financial Bankshares, Inc.^	7,700	417,571
First of Long Island Corp.^	500	12,625
Great Southern Bancorp, Inc.^	1,400	29,904
Hancock Holding Co.	2,300	100,717
Investors Bancorp, Inc.*	2,400	26,256
MB Financial, Inc.	25,600	504,832
Metro Bancorp, Inc.*	1,700	21,369
Nara Bancorp, Inc.*	7,100	80,514
Orrstown Financial Services, Inc.	1,400	48,832
Park National Corp.	400	23,552
Peapack Gladstone Financial Corp.	700	8,876
Penns Woods Bancorp, Inc.^	1,300	42,172
PrivateBancorp, Inc.	22,300	200,031
Republic Bancorp, Inc./Kentucky, Class A	700	14,420
Signature Bank/New York*	37,783	1,205,278
Southside Bancshares, Inc.	1,700	33,354
Suffolk Bancorp^	4,600	136,620
SVB Financial Group*	2,700	112,563

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

SY Bancorp, Inc.^	2,600	$55,510
Texas Capital Bancshares, Inc.*	2,000	27,920
Tompkins Financial Corp.^	2,200	89,100
UMB Financial Corp.	34,830	1,370,560
Westamerica Bancorp^	11,315	626,512

		6,976,077

Consumer Finance (1.6%)
Advance America Cash Advance Centers, Inc.	26,800	149,008
Cardtronics, Inc.*^	7,400	81,918
Cash America International, Inc.^	193,650	6,770,004
CompuCredit Holdings Corp.	5,700	18,981
Credit Acceptance Corp.*	3,700	155,770
Dollar Financial Corp.*	62,715	1,483,837
EZCORP, Inc., Class A*	31,100	535,231
First Cash Financial Services, Inc.*	15,900	352,821
Nelnet, Inc., Class A	3,400	58,582
QC Holdings, Inc.	2,600	12,506
Rewards Network, Inc.	1,500	18,960

		9,637,618

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*^	3,500	23,730
Financial Federal Corp.	6,100	167,750
Life Partners Holdings, Inc.^	4,350	92,176
MarketAxess Holdings, Inc.	22,000	305,800
NewStar Financial, Inc.*	5,900	23,128
PICO Holdings, Inc.*	5,700	186,561
Portfolio Recovery Associates, Inc.*	10,500	471,240

		1,270,385

Insurance (0.5%)
American Safety Insurance Holdings Ltd.*	500	7,225
Amtrust Financial Services, Inc.	1,700	20,094
Assured Guaranty Ltd.^	10,500	228,480
Citizens, Inc./Texas*	17,900	116,887
Crawford & Co., Class B*	9,600	37,824
eHealth, Inc.*	16,000	262,880
FBL Financial Group, Inc., Class A^	3,300	61,116
First Mercury Financial Corp.^	3,900	53,469
Phoenix Cos., Inc.*^	9,100	25,298
RLI Corp.^	5,400	287,550
Safety Insurance Group, Inc.	1,000	36,230
Tower Group, Inc.	78,660	1,841,431
Universal Insurance Holdings, Inc.^	4,900	28,763

		3,007,247

Real Estate Investment Trusts (REITs) (1.0%)
Acadia Realty Trust (REIT)^	6,600	111,342
Alexander’s, Inc. (REIT)*	900	273,978
Associated Estates Realty Corp. (REIT)	1,400	15,778
Cypress Sharpridge Investments, Inc. (REIT)	1,100	14,861

	Number of Shares	Value (Note 1)

DuPont Fabros Technology, Inc. (REIT)	9,200	$165,508
EastGroup Properties, Inc. (REIT)	10,500	401,940
Equity Lifestyle Properties, Inc. (REIT)^	10,800	545,076
Getty Realty Corp. (REIT)	5,000	117,650
Government Properties Income Trust (REIT)	800	18,384
Invesco Mortgage Capital, Inc. (REIT)	700	15,932
Investors Real Estate Trust (REIT)^	2,500	22,500
LTC Properties, Inc. (REIT)	1,500	40,125
Mid-America Apartment Communities, Inc. (REIT)	9,696	468,123
National Health Investors, Inc. (REIT)^	800	29,592
Omega Healthcare Investors, Inc. (REIT)	10,700	208,115
Pennymac Mortgage Investment Trust (REIT)*	1,000	17,180
Potlatch Corp. (REIT)	14,300	455,884
PS Business Parks, Inc. (REIT)	3,800	190,190
Redwood Trust, Inc. (REIT)	129,263	1,869,143
Saul Centers, Inc. (REIT)	2,500	81,900
Tanger Factory Outlet Centers (REIT)	14,500	565,355
UMH Properties, Inc. (REIT)	1,900	16,112
Universal Health Realty Income Trust (REIT)	3,900	124,917
Washington Real Estate Investment Trust (REIT)^	4,600	126,730

		5,896,315

Real Estate Management & Development (0.0%)
Tejon Ranch Co.*^	7,600	222,072

Thrifts & Mortgage Finance (0.1%)
Brookline Bancorp, Inc.	10,300	102,073
Brooklyn Federal Bancorp, Inc.	700	7,028
Kearny Financial Corp.^	2,100	21,168
Oritani Financial Corp.^	5,900	81,007
Prudential Bancorp, Inc. of Pennsylvania	2,000	19,040
Roma Financial Corp.	2,000	24,720
Territorial Bancorp, Inc.*	1,000	18,050
TrustCo Bank Corp. NY/New York	20,400	128,520
United Financial Bancorp, Inc.	1,700	22,287
ViewPoint Financial Group	7,300	105,193

		529,086

Total Financials		36,231,847

Health Care (23.3%)
Biotechnology (5.8%)
Acorda Therapeutics, Inc.*	44,600	1,124,812
Affymax, Inc.*^	11,300	279,562
Alkermes, Inc.*	64,700	608,827
Allos Therapeutics, Inc.*	49,800	327,186
Alnylam Pharmaceuticals, Inc.*	24,800	436,976

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

AMAG Pharmaceuticals, Inc.*^	11,700	$444,951
Amicus Therapeutics, Inc.*	8,600	34,142
Arena Pharmaceuticals, Inc.*^	59,800	212,290
ARIAD Pharmaceuticals, Inc.*	70,900	161,652
ArQule, Inc.*	12,700	46,863
Array BioPharma, Inc.*^	35,900	100,879
AVI BioPharma, Inc.*	69,100	100,886
BioCryst Pharmaceuticals, Inc.*^	15,200	98,192
BioMarin Pharmaceutical, Inc.*^	174,936	3,290,546
Biospecifics Technologies Corp.*^	2,100	61,635
Cardium Therapeutics, Inc.*	22,600	15,368
Celera Corp.*	9,500	65,645
Cell Therapeutics, Inc.*^	369,000	420,660
Celldex Therapeutics, Inc.*	14,900	69,732
Cepheid, Inc.*^	39,700	495,456
Chelsea Therapeutics International, Inc.*	14,700	39,690
Clinical Data, Inc.*^	8,100	147,906
Cubist Pharmaceuticals, Inc.*	107,408	2,037,530
Curis, Inc.*	45,300	147,225
Cytokinetics, Inc.*	31,500	91,665
Cytori Therapeutics, Inc.*^	20,800	126,880
Dyax Corp.*	50,200	170,178
Emergent Biosolutions, Inc.*	10,600	144,054
Enzon Pharmaceuticals, Inc.*	31,300	329,589
Exelixis, Inc.*	73,000	538,010
Facet Biotech Corp.*	2,700	47,466
Genomic Health, Inc.*	9,100	177,996
Geron Corp.*	31,300	173,715
GTx, Inc.*	11,200	47,040
Halozyme Therapeutics, Inc.*	46,900	275,303
Hemispherx Biopharma, Inc.*	77,800	43,568
Human Genome Sciences, Inc.*	122,800	3,757,680
Idenix Pharmaceuticals, Inc.*	19,000	40,850
Idera Pharmaceuticals, Inc.*	15,800	81,686
Immunogen, Inc.*^	39,400	309,684
Immunomedics, Inc.*	42,700	137,067
Incyte Corp.*^	59,700	543,867
Infinity Pharmaceuticals, Inc.*^	4,900	30,282
Insmed, Inc.*	69,700	53,669
InterMune, Inc.*	26,400	344,256
Isis Pharmaceuticals, Inc.*	63,700	707,070
Lexicon Pharmaceuticals, Inc.*	35,800	60,860
Ligand Pharmaceuticals, Inc., Class B*	79,700	172,949
MannKind Corp.*^	40,000	350,400
Martek Biosciences Corp.*^	3,400	64,396
Maxygen, Inc.*	15,400	93,786
Medivation, Inc.*	19,600	737,940
Metabolix, Inc.*	12,700	140,589
Micromet, Inc.*^	39,700	264,402
Molecular Insight Pharmaceuticals, Inc.*^	9,600	21,600
Momenta Pharmaceuticals, Inc.*	27,200	342,992
Myriad Pharmaceuticals, Inc.*	12,625	63,504
Nabi Biopharmaceuticals*	26,500	129,850
Nanosphere, Inc.*	8,200	52,808
Neurocrine Biosciences, Inc.*	20,600	56,032
NeurogesX, Inc.*	6,000	46,260
Novavax, Inc.*^	47,100	125,286
NPS Pharmaceuticals, Inc.*	29,200	99,280

	Number of Shares	Value (Note 1)

Omeros Corp.*	1,300	$9,126
OncoGenex Pharmaceutical, Inc.*	3,100	69,068
Onyx Pharmaceuticals, Inc.*^	146,411	4,295,699
Opko Health, Inc.*^	22,900	41,907
Orexigen Therapeutics, Inc.*	18,900	140,616
OSI Pharmaceuticals, Inc.*^	19,400	601,982
Osiris Therapeutics, Inc.*	12,200	87,108
OXiGENE, Inc.*	21,300	24,282
PDL BioPharma, Inc.^	81,900	561,834
Pharmasset, Inc.*	14,500	300,150
Poniard Pharmaceuticals, Inc.*	13,200	24,156
Progenics Pharmaceuticals, Inc.*	13,300	59,052
Protalix BioTherapeutics, Inc.*	22,300	147,626
Regeneron Pharmaceuticals, Inc.*	103,066	2,492,136
Repligen Corp.*	18,700	76,857
Rigel Pharmaceuticals, Inc.*^	34,500	328,095
Sangamo BioSciences, Inc.*^	31,100	184,112
Savient Pharmaceuticals, Inc.*	45,600	620,616
Sciclone Pharmaceuticals, Inc.*	20,700	48,231
Seattle Genetics, Inc.*	147,241	1,495,968
SIGA Technologies, Inc.*	16,900	98,020
Spectrum Pharmaceuticals, Inc.*^	28,400	126,096
StemCells, Inc.*^	75,400	95,004
Synta Pharmaceuticals Corp.*^	8,300	41,998
Theravance, Inc.*^	36,600	478,362
Vanda Pharmaceuticals, Inc.*^	63,000	708,120
Vical, Inc.*^	24,900	81,921
ZymoGenetics, Inc.*	26,300	168,057

		35,169,319

Health Care Equipment & Supplies (7.0%)
Abaxis, Inc.*^	15,100	385,805
ABIOMED, Inc.*^	20,000	174,800
Accuray, Inc.*^	26,000	145,860
AGA Medical Holdings, Inc.*	7,400	109,298
Align Technology, Inc.*	63,020	1,123,016
Alphatec Holdings, Inc.*	20,200	107,868
American Medical Systems Holdings, Inc.*	330,132	6,368,246
Analogic Corp.	5,400	207,954
AngioDynamics, Inc.*	4,000	64,320
Atrion Corp.^	1,100	171,292
ATS Medical, Inc.*	34,100	110,143
Bovie Medical Corp.*^	12,300	96,063
Cantel Medical Corp.*	6,400	129,152
Cardiovascular Systems, Inc.*	5,300	24,327
Conceptus, Inc.*	21,000	393,960
CryoLife, Inc.*	17,200	110,424
Cutera, Inc.*	209,669	1,784,283
Cyberonics, Inc.*^	18,900	386,316
Delcath Systems, Inc.*	22,900	117,706
DexCom, Inc.*	29,700	239,976
Electro-Optical Sciences, Inc.*	14,200	147,112
Endologix, Inc.*	34,100	180,048
EnteroMedics, Inc.*	9,000	5,040
ev3, Inc.*	101,911	1,359,493
Exactech, Inc.*	5,000	86,550
Greatbatch, Inc.*	39,995	769,104
Haemonetics Corp.*	16,900	932,035
Hansen Medical, Inc.*	13,800	41,814
HeartWare International, Inc.*	3,800	134,786

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Home Diagnostics, Inc.*	2,500	$15,250
ICU Medical, Inc.*	8,800	320,672
Immucor, Inc.*	46,400	939,136
Insulet Corp.*	22,900	327,012
Integra LifeSciences Holdings Corp.*^	12,900	474,462
Invacare Corp.^	8,700	216,978
IRIS International, Inc.*	11,800	145,848
Kensey Nash Corp.*	5,400	137,700
MAKO Surgical Corp.*	12,400	137,640
Masimo Corp.*	33,400	1,016,028
Medical Action Industries, Inc.*	8,000	128,480
Meridian Bioscience, Inc.^	27,800	599,090
Merit Medical Systems, Inc.*	19,300	372,297
Micrus Endovascular Corp.*	11,100	166,611
Natus Medical, Inc.*	14,500	214,455
Neogen Corp.*^	13,649	322,253
NuVasive, Inc.*^	65,349	2,089,861
NxStage Medical, Inc.*^	16,400	136,940
OraSure Technologies, Inc.*^	30,600	155,448
Orthofix International N.V.*^	11,800	365,446
Orthovita, Inc.*^	46,400	162,864
Palomar Medical Technologies, Inc.*	9,500	95,760
Quidel Corp.*^	16,600	228,748
Rochester Medical Corp.*	5,700	63,441
Rockwell Medical Technologies, Inc.*	10,600	81,514
RTI Biologics, Inc.*	11,200	43,008
SenoRx, Inc.*	48,755	402,229
Sirona Dental Systems, Inc.*	30,635	972,355
Somanetics Corp.*	8,600	150,930
SonoSite, Inc.*	50,952	1,203,996
Spectranetics Corp.*^	142,090	988,946
Stereotaxis, Inc.*	19,100	75,063
STERIS Corp.^	67,723	1,894,212
SurModics, Inc.*	47,278	1,071,319
Symmetry Medical, Inc.*	4,400	35,464
Synovis Life Technologies, Inc.*	7,000	90,370
Thoratec Corp.*	255,729	6,884,225
TomoTherapy, Inc.*	12,800	49,920
TranS1, Inc.*	6,200	24,490
Utah Medical Products, Inc.^	1,900	55,708
Vascular Solutions, Inc.*	11,700	98,163
Volcano Corp.*	105,807	1,838,926
West Pharmaceutical Services, Inc.^	21,600	846,720
Wright Medical Group, Inc.*	26,100	494,595
Young Innovations, Inc.^	2,200	54,516
Zoll Medical Corp.*	12,700	339,344

		42,435,224

Health Care Providers & Services (5.1%)
Addus HomeCare Corp.*	52,170	479,964
Air Methods Corp.*	7,500	252,150
Alliance HealthCare Services, Inc.*^	14,400	82,224
Allied Healthcare International, Inc.*	6,100	17,751
Almost Family, Inc.*	5,500	217,415
Amedisys, Inc.*^	86,064	4,179,268
America Service Group, Inc.	6,000	95,220

	Number of Shares	Value (Note 1)

American Caresource Holding, Inc.*	6,400	$15,360
American Dental Partners, Inc.*	2,800	36,120
AMERIGROUP Corp.*^	56,300	1,517,848
AMN Healthcare Services, Inc.*	21,200	192,072
Bio-Reference Labs, Inc.*	8,200	321,358
BioScrip, Inc.*^	27,100	226,556
CardioNet, Inc.*^	17,300	102,762
Catalyst Health Solutions, Inc.*	24,130	880,021
Centene Corp.*	141,635	2,998,413
Chemed Corp.	15,400	738,738
Chindex International, Inc.*^	8,100	114,453
Clarient, Inc.*	17,100	45,315
Continuecare Corp.*	14,700	64,239
Corvel Corp.*	4,900	164,346
Cross Country Healthcare, Inc.*	1,600	15,856
Emergency Medical Services Corp., Class A*	19,100	1,034,265
Emeritus Corp.*^	12,800	240,000
Ensign Group, Inc.	7,900	121,423
Genoptix, Inc.*^	108,806	3,865,877
Gentiva Health Services, Inc.*	7,400	199,874
Hanger Orthopedic Group, Inc.*	2,700	37,341
Health Grades, Inc.*	13,700	58,773
HealthSouth Corp.*^	62,900	1,180,633
Healthways, Inc.*	1,100	20,174
HMS Holdings Corp.*	17,000	827,730
inVentiv Health, Inc.*	42,590	688,680
IPC The Hospitalist Co., Inc.*	11,100	369,075
Landauer, Inc.	3,600	221,040
LCA-Vision, Inc.*	6,300	32,256
LHC Group, Inc.*	10,500	352,905
Lincare Holdings, Inc.*^	71,785	2,664,659
Metropolitan Health Networks, Inc.*^	23,300	46,367
MWI Veterinary Supply, Inc.*	7,500	282,750
National Healthcare Corp.	2,500	90,275
National Research Corp.	900	18,630
NovaMed, Inc.*	7,200	27,936
Odyssey HealthCare, Inc.*	10,700	166,706
Owens & Minor, Inc.	21,900	940,167
PharMerica Corp.*^	21,100	335,068
Providence Service Corp.*	6,500	102,700
PSS World Medical, Inc.*^	39,100	882,487
Psychiatric Solutions, Inc.*^	131,860	2,787,521
RadNet, Inc.*	16,300	33,252
RehabCare Group, Inc.*	12,700	386,461
Select Medical Holdings Corp.*	6,100	64,782
Triple-S Management Corp., Class B*^	800	14,080
U.S. Physical Therapy, Inc.*	3,100	52,483
Virtual Radiologic Corp.*^	3,700	47,212

		30,951,031

Health Care Technology (2.7%)
AMICAS, Inc.*	15,400	83,776
athenahealth, Inc.*^	22,100	999,804
Computer Programs & Systems, Inc.	6,700	308,535
Eclipsys Corp.*	268,426	4,971,250
MedAssets, Inc.*	153,884	3,263,880
Medidata Solutions, Inc.*	3,300	51,480

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Merge Healthcare, Inc.*	20,800	$69,888
Omnicell, Inc.*	18,900	220,941
Phase Forward, Inc.*	29,600	454,360
Quality Systems, Inc.	67,671	4,249,062
Transcend Services, Inc.*	3,600	76,896
Vital Images, Inc.*	137,715	1,747,603

		16,497,475

Life Sciences Tools & Services (1.3%)
Accelrys, Inc.*	19,600	112,308
Affymetrix, Inc.*	39,700	231,848
BioDelivery Sciences International, Inc.*^	5,500	21,615
Bio-Rad Laboratories, Inc., Class A*	13,150	1,268,449
Bruker Corp.*	33,700	406,422
Cambrex Corp.*^	19,400	108,252
Dionex Corp.*	11,600	856,892
Enzo Biochem, Inc.*	14,500	78,010
eResearchTechnology, Inc.*	29,800	179,098
Harvard Bioscience, Inc.*	13,400	47,838
ICON plc (ADR)*	115,141	2,502,014
Kendle International, Inc.*	1,900	34,789
Luminex Corp.*	65,483	977,661
PAREXEL International Corp.*	39,500	556,950
Sequenom, Inc.*^	39,800	164,772
Varian, Inc.*	4,600	237,084

		7,784,002

Pharmaceuticals (1.4%)
Acura Pharmaceuticals, Inc.*^	4,600	24,518
Adolor Corp.*^	11,500	16,790
Akorn, Inc.*	41,700	74,643
Ardea Biosciences, Inc.*^	9,300	130,200
ARYx Therapeutics, Inc.*^	11,900	38,199
Auxilium Pharmaceuticals, Inc.*	30,500	914,390
AVANIR Pharmaceuticals, Inc., Class A*	34,600	65,740
Biodel, Inc.*	8,800	38,192
BioMimetic Therapeutics, Inc.*	9,091	108,456
BMP Sunstone Corp.*^	21,400	121,766
Cadence Pharmaceuticals, Inc.*^	16,100	155,687
Caraco Pharmaceutical Laboratories Ltd.*	2,200	13,288
Cornerstone Therapeutics, Inc.*	3,800	23,180
Cumberland Pharmaceuticals, Inc.*^	3,700	50,283
Cypress Bioscience, Inc.*	25,000	144,000
Depomed, Inc.*	36,500	122,275
Discovery Laboratories, Inc.*^	72,400	45,503
Durect Corp.*	54,000	133,380
Hi-Tech Pharmacal Co., Inc.*^	1,300	36,465
Impax Laboratories, Inc.*	65,673	893,153
Inspire Pharmaceuticals, Inc.*^	39,700	219,144
ISTA Pharmaceuticals, Inc.*	23,800	108,528
Javelin Pharmaceuticals, Inc.*	30,600	39,780
KV Pharmaceutical Co., Class A*	12,500	45,875
Lannett Co., Inc.*	5,900	34,869
MAP Pharmaceuticals, Inc.*^	5,600	53,368
Matrixx Initiatives, Inc.*^	5,600	23,632
Medicines Co.*	26,000	216,840

	Number of Shares	Value (Note 1)

Medicis Pharmaceutical Corp., Class A	5,200	$140,660
MiddleBrook Pharmaceuticals, Inc.*^	20,300	10,353
Nektar Therapeutics*	63,400	590,888
Obagi Medical Products, Inc.*	12,200	146,400
Optimer Pharmaceuticals, Inc.*^	18,500	208,680
Pain Therapeutics, Inc.*	24,700	132,392
Pozen, Inc.*	18,500	110,815
Questcor Pharmaceuticals, Inc.*	37,400	177,650
Repros Therapeutics, Inc.*^	5,500	4,381
Salix Pharmaceuticals Ltd.*	36,500	927,100
Santarus, Inc.*^	34,000	157,080
Sucampo Pharmaceuticals, Inc., Class A*	5,100	20,604
SuperGen, Inc.*	21,900	57,378
ViroPharma, Inc.*	11,200	93,968
Vivus, Inc.*^	180,242	1,656,424
XenoPort, Inc.*	20,600	382,336

		8,709,253

Total Health Care		141,546,304

Industrials (15.4%)
Aerospace & Defense (1.0%)
AAR Corp.*^	1,900	43,662
Aerovironment, Inc.*	8,600	250,088
American Science & Engineering, Inc.	6,300	477,792
Applied Signal Technology, Inc.	9,100	175,539
Argon ST, Inc.*	8,100	175,932
Ascent Solar Technologies, Inc.*	1,600	8,480
Astronics Corp.*^	4,400	37,620
Cubic Corp.	10,700	399,110
DigitalGlobe, Inc.*	9,500	229,900
DynCorp International, Inc., Class A*	1,900	27,265
Esterline Technologies Corp.*	26,056	1,062,303
GenCorp, Inc.*	34,900	244,300
GeoEye, Inc.*^	12,100	337,348
HEICO Corp.	15,800	700,414
Hexcel Corp.*^	63,500	824,230
LMI Aerospace, Inc.*	2,700	35,910
Orbital Sciences Corp.*	38,687	590,364
Stanley, Inc.*	8,000	219,280
Taser International, Inc.*	40,200	176,076
Teledyne Technologies, Inc.*	8,200	314,552

		6,330,165

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	19,700	52,008
Atlas Air Worldwide Holdings, Inc.*	13,200	491,700
Dynamex, Inc.*	5,000	90,500
Forward Air Corp.^	9,000	225,450
Hub Group, Inc., Class A*	12,310	330,277
UTi Worldwide, Inc.	45,900	657,288

		1,847,223

Airlines (0.4%)
AirTran Holdings, Inc.*^	92,600	483,372
Alaska Air Group, Inc.*	1,200	41,472

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Allegiant Travel Co.*	10,500	$495,285
Hawaiian Holdings, Inc.*	33,400	233,800
Republic Airways Holdings, Inc.*	4,600	33,994
UAL Corp.*	103,700	1,338,767

		2,626,690

Building Products (0.2%)
AAON, Inc.^	8,100	157,869
Apogee Enterprises, Inc.^	1,200	16,800
Builders FirstSource, Inc.*	18,200	70,070
NCI Building Systems, Inc.*	11,300	20,453
Quanex Building Products Corp.	14,300	242,671
Simpson Manufacturing Co., Inc.	20,200	543,178
Trex Co., Inc.*	8,900	174,440

		1,225,481

Commercial Services & Supplies (4.0%)
ABM Industries, Inc.^	6,800	140,488
American Ecology Corp.^	12,700	216,408
American Reprographics Co.*	21,200	148,612
APAC Customer Services, Inc.*	18,300	109,068
ATC Technology Corp.*^	9,500	226,575
Cenveo, Inc.*	37,000	323,750
Clean Harbors, Inc.*	17,200	1,025,292
Deluxe Corp.^	19,300	285,447
EnergySolutions, Inc.	4,100	34,809
EnerNOC, Inc.*	9,700	294,783
Fuel Tech, Inc.*	8,300	67,811
GEO Group, Inc.*	233,634	5,111,912
Healthcare Services Group, Inc.^	29,600	635,216
Heritage-Crystal Clean, Inc.*	1,700	17,782
Herman Miller, Inc.^	36,800	588,064
HNI Corp.	22,400	618,912
ICT Group, Inc.*	4,300	70,219
Innerworkings, Inc.*	155,534	917,651
Interface, Inc., Class A	33,700	280,047
Knoll, Inc.	32,500	335,725
McGrath RentCorp	1,900	42,484
Mine Safety Appliances Co.^	17,000	451,010
Mobile Mini, Inc.*	6,600	92,994
Multi-Color Corp.	6,900	84,249
North American Galvanizing & Coatings, Inc.*^	5,400	26,190
Perma-Fix Environmental Services*	39,100	88,757
Ritchie Bros. Auctioneers, Inc.^	166,799	3,741,301
Rollins, Inc.	30,100	580,328
Standard Parking Corp.*	900	14,292
Standard Register Co.^	7,800	39,780
Sykes Enterprises, Inc.*	100,962	2,571,502
Team, Inc.*	12,500	235,125
Tetra Tech, Inc.*	39,700	1,078,649
Viad Corp.^	1,400	28,882
Waste Connections, Inc.*	110,121	3,671,434
Waste Services, Inc.*^	1,800	16,398

		24,211,946

Construction & Engineering (1.1%)
Argan, Inc.*	4,300	61,877
EMCOR Group, Inc.*	14,300	384,670
Furmanite Corp.*	13,800	52,578

	Number of Shares	Value (Note 1)

Granite Construction, Inc.	3,300	$111,078
Great Lakes Dredge & Dock Corp.	92,158	597,184
MasTec, Inc.*	150,112	1,876,400
Michael Baker Corp.*	5,500	227,700
MYR Group, Inc.*	12,000	216,960
Northwest Pipe Co.*	103,409	2,777,566
Orion Marine Group, Inc.*	18,500	389,610
Pike Electric Corp.*	4,600	42,688
Primoris Services Corp.	4,800	38,256
Sterling Construction Co., Inc.*	800	15,344

		6,791,911

Electrical Equipment (2.7%)
A123 Systems, Inc.*	97,046	2,177,712
Acuity Brands, Inc.^	39,466	1,406,568
Advanced Battery Technologies, Inc.*^	39,300	157,200
American Superconductor Corp.*^	28,600	1,169,740
AZZ, Inc.*	8,400	274,680
Baldor Electric Co.^	12,669	355,872
Broadwind Energy, Inc.*	20,500	165,845
Ener1, Inc.*	33,400	211,756
Energy Conversion Devices, Inc.*^	26,820	283,488
Evergreen Solar, Inc.*^	71,800	108,418
FuelCell Energy, Inc.*	42,300	159,048
GrafTech International Ltd.*	222,585	3,461,197
GT Solar International, Inc.*^	22,500	125,100
Harbin Electric, Inc.*	9,700	199,238
II-VI, Inc.*	11,600	368,880
LaBarge, Inc.*	7,200	86,760
Microvision, Inc.*^	61,300	194,321
Polypore International, Inc.*	54,139	644,254
Powell Industries, Inc.*	5,400	170,262
Power-One, Inc.*^	3,800	16,530
PowerSecure International, Inc.*	3,400	24,514
Preformed Line Products Co.	1,200	52,560
Regal-Beloit Corp.^	71,371	3,707,010
SatCon Technology Corp.*	35,700	100,674
Ultralife Corp.*	6,200	26,784
Valence Technology, Inc.*	23,400	21,294
Vicor Corp.*	4,600	42,780
Woodward Governor Co.	31,900	822,063

		16,534,548

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	11,100	352,647

Machinery (1.7%)
3D Systems Corp.*	9,300	105,090
Actuant Corp., Class A	21,600	400,248
Altra Holdings, Inc.*	2,200	27,170
Ampco-Pittsburgh Corp.	2,500	78,825
Badger Meter, Inc.^	10,210	406,562
Blount International, Inc.*	9,100	91,910
Chart Industries, Inc.*	40,570	671,434
China Fire & Security Group, Inc.*^	10,000	135,300
CLARCOR, Inc.	13,000	421,720
Colfax Corp.*	4,000	48,160

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Dynamic Materials Corp.	9,000	$180,450
Energy Recovery, Inc.*	22,000	151,360
ESCO Technologies, Inc.^	17,900	641,715
Flanders Corp.*	10,400	46,384
Flow International Corp.*	28,900	89,012
Force Protection, Inc.*	48,500	252,685
Gardner Denver, Inc.^	29,354	1,249,013
Gorman-Rupp Co.^	5,900	163,076
Graham Corp.	4,800	99,360
Hurco Cos., Inc.*	700	10,360
K-Tron International, Inc.*	1,300	141,362
Lindsay Corp.	8,100	322,785
Met-Pro Corp.	7,400	78,588
Middleby Corp.*^	24,314	1,191,872
Mueller Water Products, Inc., Class A	128,150	666,380
Nordson Corp.	7,800	477,204
Omega Flex, Inc.	1,800	25,200
PMFG, Inc.*^	9,300	150,753
Portec Rail Products, Inc.	2,300	24,633
RBC Bearings, Inc.*	14,200	345,486
Robbins & Myers, Inc.	1,200	28,224
Sauer-Danfoss, Inc.*	1,100	13,211
SmartHeat, Inc.*^	5,500	79,860
Sun Hydraulics Corp.^	3,700	97,125
Tennant Co.	12,800	335,232
Timken Co.	18,900	448,119
Trimas Corp.*	5,600	37,912
Wabtec Corp.	15,300	624,852

		10,358,632

Marine (0.3%)
Genco Shipping & Trading Ltd.*^	81,920	1,833,370

Professional Services (2.2%)
Acacia Research Corp.- Acacia Technologies*	20,900	190,399
Administaff, Inc.	35,000	825,650
Advisory Board Co.*	10,700	328,062
CBIZ, Inc.*^	28,400	218,680
CDI Corp.	800	10,360
Corporate Executive Board Co.	46,800	1,067,976
CoStar Group, Inc.*^	13,633	569,450
CRA International, Inc.*	6,100	162,565
Diamond Management & Technology Consultants, Inc.	16,100	118,657
Exponent, Inc.*	8,800	244,992
Franklin Covey Co.*	6,200	39,060
FTI Consulting, Inc.*	8,365	394,493
GP Strategies Corp.*	5,800	43,674
Hill International, Inc.*	13,600	84,864
Huron Consulting Group, Inc.*^	14,800	340,992
ICF International, Inc.*	21,587	578,532
Kelly Services, Inc., Class A*	1,700	20,281
Korn/Ferry International*	1,400	23,100
Mistras Group, Inc.*	3,700	55,722
Monster Worldwide, Inc.*^	141,259	2,457,907
Navigant Consulting, Inc.*	91,098	1,353,716
Odyssey Marine Exploration, Inc.*	31,800	44,838
On Assignment, Inc.*	110,521	790,225
Resources Connection, Inc.*	97,922	2,077,905

	Number of Shares	Value (Note 1)

School Specialty, Inc.*	4,700	$109,933
VSE Corp.	2,300	103,684
Watson Wyatt Worldwide, Inc., Class A	23,000	1,092,960

		13,348,677

Road & Rail (1.1%)
Avis Budget Group, Inc.*	40,800	535,296
Celadon Group, Inc.*	12,800	138,880
Genesee & Wyoming, Inc., Class A*	24,417	796,971
Heartland Express, Inc.^	21,900	334,413
Knight Transportation, Inc.^	31,000	597,990
Landstar System, Inc.	86,150	3,340,035
Marten Transport Ltd.*	10,800	193,860
Old Dominion Freight Line, Inc.*	3,300	101,310
Patriot Transportation Holding, Inc.*	500	47,230
RailAmerica, Inc.*	35,150	428,830
USA Truck, Inc.*	3,200	40,064

		6,554,879

Trading Companies & Distributors (0.3%)
Beacon Roofing Supply, Inc.*	25,700	411,200
Houston Wire & Cable Co.^	4,400	52,360
Kaman Corp.	15,200	350,968
RSC Holdings, Inc.*	34,100	240,064
Rush Enterprises, Inc., Class A*	4,200	49,938
TAL International Group, Inc.^	400	5,292
Titan Machinery, Inc.*^	8,600	99,244
Watsco, Inc.^	16,100	788,578

		1,997,644

Total Industrials		94,013,813

Information Technology (26.6%)
Communications Equipment (2.8%)
3Com Corp.*	209,500	1,571,250
Acme Packet, Inc.*	26,900	295,900
ADC Telecommunications, Inc.*^	13,800	85,698
ADTRAN, Inc.^	29,400	662,970
Airvana, Inc.*	8,400	63,840
Anaren, Inc.*	8,500	127,925
Arris Group, Inc.*	63,900	730,377
Aruba Networks, Inc.*^	40,600	432,796
BigBand Networks, Inc.*	25,600	88,064
Blue Coat Systems, Inc.*	27,000	770,580
Comtech Telecommunications Corp.*	19,300	676,465
DG FastChannel, Inc.*^	14,300	399,399
Digi International, Inc.*	5,000	45,600
EMS Technologies, Inc.*	162,162	2,351,349
Emulex Corp.*	52,600	573,340
Harmonic, Inc.*	50,800	321,564
Hughes Communications, Inc.*	5,800	150,974
Infinera Corp.*^	57,600	510,912
InterDigital, Inc.*	28,700	761,698
Ixia*	161,446	1,201,158
KVH Industries, Inc.*	9,400	138,650
Loral Space & Communications, Inc.*	7,400	233,914
NETGEAR, Inc.*	5,900	127,971

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Network Equipment Technologies, Inc.*^	8,600	$34,830
Oplink Communications, Inc.*	10,400	170,456
Opnext, Inc.*^	2,600	4,940
Palm, Inc.*^	96,400	967,856
Parkervision, Inc.*	16,500	30,195
PC-Tel, Inc.*	1,700	10,064
Plantronics, Inc.	28,300	735,234
Polycom, Inc.*^	22,800	569,316
Riverbed Technology, Inc.*	58,854	1,351,876
SeaChange International, Inc.*	9,300	61,101
ShoreTel, Inc.*	31,100	179,758
Tekelec*	14,400	220,032
ViaSat, Inc.*^	17,800	565,684

		17,223,736

Computers & Peripherals (1.7%)
3PAR, Inc.*^	17,800	210,930
ActivIdentity Corp.*^	9,300	21,855
Avid Technology, Inc.*	3,300	42,108
Compellent Technologies, Inc.*^	215,125	4,879,035
Cray, Inc.*	16,300	104,646
Imation Corp.*	1,600	13,952
Immersion Corp.*	20,400	93,228
Intermec, Inc.*	42,553	547,232
Isilon Systems, Inc.*	15,900	109,074
Netezza Corp.*	262,356	2,544,853
Novatel Wireless, Inc.*^	21,300	169,761
Quantum Corp.*	144,900	424,557
Silicon Graphics International Corp.*	2,700	18,927
STEC, Inc.*^	16,000	261,440
Stratasys, Inc.*^	13,100	226,368
Super Micro Computer, Inc.*	11,200	124,544
Synaptics, Inc.*^	23,500	720,275

		10,512,785

Electronic Equipment, Instruments & Components (2.4%)
Anixter International, Inc.*^	3,200	150,720
Benchmark Electronics, Inc.*	5,400	102,114
Brightpoint, Inc.*	34,700	255,045
Checkpoint Systems, Inc.*	6,700	102,175
China Security & Surveillance Technology, Inc.*^	24,900	190,236
Cogent, Inc.*	29,600	307,544
Cognex Corp.^	5,200	92,144
Coherent, Inc.*	138,241	4,109,905
Comverge, Inc.*	12,500	140,500
CPI International, Inc.*	700	9,268
CTS Corp.	1,500	14,430
Daktronics, Inc.^	19,000	174,990
DTS, Inc.*	163,083	5,579,069
Echelon Corp.*^	15,000	173,400
FARO Technologies, Inc.*	9,800	210,112
ICx Technologies, Inc.*^	3,800	36,176
Insight Enterprises, Inc.*	3,500	39,970
IPG Photonics Corp.*	14,900	249,426
L-1 Identity Solutions, Inc.*^	37,800	283,122
Maxwell Technologies, Inc.*	14,500	258,680
Methode Electronics, Inc.	2,800	24,304
MTS Systems Corp.	1,100	31,614
Multi-Fineline Electronix, Inc.*	6,900	195,753

	Number of Shares	Value (Note 1)

OSI Systems, Inc.*	8,600	$234,608
PAR Technology Corp.*	3,500	20,230
Park Electrochemical Corp.	8,900	245,996
PC Mall, Inc.*	900	4,698
Plexus Corp.*	9,200	262,200
RadiSys Corp.*	15,300	146,115
RAE Systems, Inc.*	24,100	26,510
Rofin-Sinar Technologies, Inc.*	8,900	210,129
Rogers Corp.*	2,000	60,620
Scansource, Inc.*	900	24,030
SYNNEX Corp.*^	2,200	67,452
Universal Display Corp.*^	51,804	640,298

		14,673,583

Internet Software & Services (2.6%)
Ancestry.com, Inc.*	3,500	49,035
Archipelago Learning, Inc.*	4,500	93,150
Art Technology Group, Inc.*	87,200	393,272
comScore, Inc.*	13,900	243,945
Constant Contact, Inc.*^	16,600	265,600
DealerTrack Holdings, Inc.*	25,800	484,782
Dice Holdings, Inc.*	10,000	65,500
Digital River, Inc.*	21,100	569,489
DivX, Inc.*^	14,900	84,036
EarthLink, Inc.^	7,491	62,250
GSI Commerce, Inc.*	123,261	3,129,597
Imergent, Inc.^	4,600	27,922
InfoSpace, Inc.*	13,100	112,267
Innodata Isogen, Inc.*	12,300	68,142
Internet Brands, Inc., Class A*	8,500	66,555
Internet Capital Group, Inc.*	12,900	85,785
j2 Global Communications, Inc.*^	28,100	571,835
Keynote Systems, Inc.	3,600	39,276
Knot, Inc.*^	65,219	656,755
Limelight Networks, Inc.*	23,900	93,927
Liquidity Services, Inc.*	10,900	109,763
LivePerson, Inc.*	26,900	187,493
LogMeIn, Inc.*	3,100	61,845
LoopNet, Inc.*	13,200	131,208
Marchex, Inc., Class B	95,461	484,942
MercadoLibre, Inc.*	16,997	881,635
ModusLink Global Solutions, Inc.*	2,000	18,820
Move, Inc.*	290,702	482,565
NIC, Inc.	34,800	318,072
OpenTable, Inc.*	1,700	43,282
Openwave Systems, Inc.*	14,500	33,060
Perficient, Inc.*	3,700	31,191
Rackspace Hosting, Inc.*^	43,700	911,145
RealNetworks, Inc.*	30,700	113,897
Saba Software, Inc.*	14,100	58,374
SAVVIS, Inc.*	25,000	351,250
SkillSoft plc (ADR)*	201,919	2,116,111
support.com, Inc.*	4,100	10,824
Switch & Data Facilities Co., Inc.*	14,100	284,961
Terremark Worldwide, Inc.*^	40,300	275,652
Travelzoo, Inc.*	3,300	40,557
ValueClick, Inc.*	59,600	603,152
VistaPrint NV*	15,457	875,794
Vocus, Inc.*^	10,800	194,400
Zix Corp.*	36,200	61,902

		15,845,015

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

IT Services (2.8%)
Acxiom Corp.*	38,200	$512,644
CACI International, Inc., Class A*	2,300	112,355
Cass Information Systems, Inc.^	5,800	176,320
China Information Security Technology, Inc.*	16,700	102,872
Computer Task Group, Inc.*	5,700	45,657
CSG Systems International, Inc.*	14,500	276,805
Cybersource Corp.*	75,530	1,518,908
eLoyalty Corp.*^	3,900	26,793
Euronet Worldwide, Inc.*	29,200	640,940
ExlService Holdings, Inc.*	9,700	176,152
Forrester Research, Inc.*	10,800	280,260
Gartner, Inc.*	147,221	2,655,867
Global Cash Access Holdings, Inc.*^	256,694	1,922,638
Hackett Group, Inc.*	11,500	31,970
Heartland Payment Systems, Inc.	25,900	340,067
iGATE Corp.	14,900	149,000
infoGROUP, Inc.*^	13,300	106,666
Information Services Group, Inc.*	109,085	345,800
Integral Systems, Inc.*	2,700	23,382
Lionbridge Technologies, Inc.*^	41,800	96,140
ManTech International Corp., Class A*	12,000	579,360
MAXIMUS, Inc.	11,000	550,000
MoneyGram International, Inc.*^	50,100	144,288
NCI, Inc., Class A*	4,600	127,190
Online Resources Corp.*	9,600	50,496
RightNow Technologies, Inc.*	15,200	264,024
Sapient Corp.*	186,472	1,542,123
SRA International, Inc., Class A*	7,700	147,070
StarTek, Inc.*	1,200	8,976
Syntel, Inc.	8,900	338,467
TeleTech Holdings, Inc.*	51,623	1,034,009
Tier Technologies, Inc., Class B*	5,300	42,400
TNS, Inc.*	17,300	444,437
Unisys Corp.*	1,370	52,827
VeriFone Holdings, Inc.*	47,400	776,412
Virtusa Corp.*	5,800	52,548
Wright Express Corp.*	49,913	1,590,228

		17,286,091

Semiconductors & Semiconductor Equipment (6.2%)
Actel Corp.*	4,600	54,648
Advanced Analogic Technologies, Inc.*	28,600	112,684
Advanced Energy Industries, Inc.*	18,100	272,948
Amkor Technology, Inc.*^	75,100	537,716
ANADIGICS, Inc.*	36,100	152,342
Applied Micro Circuits Corp.*	45,400	339,138
Atheros Communications, Inc.*	42,204	1,445,065
ATMI, Inc.*	6,600	122,892
Cabot Microelectronics Corp.*^	1,426	47,001
Cavium Networks, Inc.*	24,900	593,367
CEVA, Inc.*	11,000	141,460
Cirrus Logic, Inc.*	42,100	287,122
Diodes, Inc.*	21,900	447,855
Entropic Communications, Inc.*	37,700	115,739
Exar Corp.*	1,300	9,243

	Number of Shares	Value (Note 1)

Fairchild Semiconductor International, Inc.*	57,989	$579,310
FEI Co.*	23,600	551,296
FormFactor, Inc.*	224,748	4,890,516
Hittite Microwave Corp.*	14,700	599,025
IXYS Corp.*	11,600	86,072
Kopin Corp.*	47,100	196,878
Kulicke & Soffa Industries, Inc.*^	44,200	238,238
Lattice Semiconductor Corp.*	6,400	17,280
Micrel, Inc.	13,300	109,060
Microsemi Corp.*	125,834	2,233,554
Microtune, Inc.*^	18,300	41,358
MIPS Technologies, Inc.*	29,700	129,789
Monolithic Power Systems, Inc.*^	23,200	556,104
Netlogic Microsystems, Inc.*	12,400	573,624
NVE Corp.*	3,100	128,061
ON Semiconductor Corp.*	499,764	4,402,921
PLX Technology, Inc.*	18,900	61,047
PMC-Sierra, Inc.*	148,770	1,288,348
Power Integrations, Inc.	16,300	592,668
RF Micro Devices, Inc.*^	161,700	771,309
Rubicon Technology, Inc.*^	8,200	166,542
Rudolph Technologies, Inc.*	6,900	46,368
Semtech Corp.*	41,700	709,317
Sigma Designs, Inc.*	13,600	145,520
Skyworks Solutions, Inc.*	110,500	1,567,995
Standard Microsystems Corp.*	4,200	87,276
Supertex, Inc.*	7,700	229,460
Techwell, Inc.*	10,300	135,960
Teradyne, Inc.*^	330,786	3,549,334
Tessera Technologies, Inc.*	32,000	744,640
Trident Microsystems, Inc.*^	3,700	6,882
TriQuint Semiconductor, Inc.*^	57,600	345,600
Ultratech, Inc.*	15,300	227,358
Varian Semiconductor Equipment Associates, Inc.*	159,780	5,732,906
Veeco Instruments, Inc.*	14,200	469,168
Volterra Semiconductor Corp.*	15,700	300,184
Zoran Corp.*	27,100	299,455

		37,489,643

Software (8.1%)
ACI Worldwide, Inc.*	24,100	413,315
Actuate Corp.*	31,700	135,676
Advent Software, Inc.*^	10,500	427,665
American Software, Inc., Class A^	12,000	72,000
ANSYS, Inc.*	113,535	4,934,231
ArcSight, Inc.*^	12,700	324,866
Ariba, Inc.*	59,800	748,696
AsiaInfo Holdings, Inc.*^	21,100	642,917
Blackbaud, Inc.	30,000	708,900
Blackboard, Inc.*	20,800	944,112
Bottomline Technologies, Inc.*	17,300	303,961
Callidus Software, Inc.*	6,100	18,422
China TransInfo Technology Corp.*^	5,600	45,752
Chordiant Software, Inc.*	17,400	47,850
CommVault Systems, Inc.*	28,500	675,165
Concur Technologies, Inc.*	26,200	1,120,050
Deltek, Inc.*	12,539	97,553
DemandTec, Inc.*^	12,300	107,871

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Double-Take Software, Inc.*	9,700	$96,903
Ebix, Inc.*^	5,200	253,916
EPIQ Systems, Inc.*	22,400	313,376
FalconStor Software, Inc.*^	21,600	87,696
Fortinet, Inc.*	5,800	101,906
GSE Systems, Inc.*	11,400	62,472
i2 Technologies, Inc.*	8,600	164,432
Informatica Corp.*^	228,506	5,909,165
Interactive Intelligence, Inc.*	8,900	164,116
Jack Henry & Associates, Inc.^	55,300	1,278,536
JDA Software Group, Inc.*	13,600	346,392
Kenexa Corp.*	15,800	206,190
Lawson Software, Inc.*	172,651	1,148,129
Manhattan Associates, Inc.*	15,900	382,077
Mentor Graphics Corp.*^	4,900	43,267
MicroStrategy, Inc., Class A*	6,200	582,924
Net 1 UEPS Technologies, Inc.*	21,400	415,588
NetScout Systems, Inc.*	15,000	219,600
NetSuite, Inc.*	10,900	174,182
Novell, Inc.*	264,114	1,096,073
Opnet Technologies, Inc.	7,800	95,082
Parametric Technology Corp.*	76,400	1,248,376
Pegasystems, Inc.^	10,400	353,600
Phoenix Technologies Ltd.*	20,900	57,475
Progress Software Corp.*	27,270	796,557
PROS Holdings, Inc.*	13,700	141,795
QAD, Inc.	6,588	40,253
Quest Software, Inc.*	3,900	71,760
Radiant Systems, Inc.*	59,222	615,909
Renaissance Learning, Inc.	3,600	40,896
Rosetta Stone, Inc.*^	4,600	82,570
Rovi Corp.*	177,581	5,659,507
S1 Corp.*	36,800	239,936
Smith Micro Software, Inc.*	20,100	183,714
SolarWinds, Inc.*	7,900	181,779
Solera Holdings, Inc.^	67,589	2,433,880
SonicWALL, Inc.*	2,900	22,069
Sourcefire, Inc.*	15,300	409,275
SRS Labs, Inc.*	6,700	49,111
SuccessFactors, Inc.*	31,700	525,586
Symyx Technologies, Inc.*	19,700	108,350
Synchronoss Technologies, Inc.*	87,520	1,383,691
Take-Two Interactive Software, Inc.*^	7,600	76,380
Taleo Corp., Class A*	25,800	606,816
TeleCommunication Systems, Inc., Class A*	24,700	239,096
THQ, Inc.*^	116,300	586,152
TIBCO Software, Inc.*	479,160	4,614,311
TiVo, Inc.*	179,263	1,824,897
Tyler Technologies, Inc.*^	21,500	428,065
Ultimate Software Group, Inc.*	16,700	490,479
Unica Corp.*	8,000	62,000
VASCO Data Security International, Inc.*	15,000	94,050
Websense, Inc.*	30,400	530,784

		49,110,143

Total Information Technology		162,140,996

	Number of Shares	Value (Note 1)

Materials (3.3%)
Chemicals (2.7%)
American Vanguard Corp.^	1,500	$12,450
Arch Chemicals, Inc.	2,300	71,024
Balchem Corp.	12,600	422,226
Calgon Carbon Corp.*^	88,382	1,228,510
China Green Agriculture, Inc.*^	7,100	104,370
Hawkins, Inc.^	5,400	117,882
Huntsman Corp.	625,104	7,057,424
Koppers Holdings, Inc.	9,000	273,960
Landec Corp.*	18,700	116,688
LSB Industries, Inc.*	11,300	159,330
NewMarket Corp.	6,622	760,007
NL Industries, Inc.^	4,000	27,760
Olin Corp.^	5,300	92,856
Omnova Solutions, Inc.*	28,400	174,092
PolyOne Corp.*	9,800	73,206
Senomyx, Inc.*	61,283	231,037
Stepan Co.	4,700	304,607
STR Holdings, Inc.*	4,800	75,408
Terra Industries, Inc.	139,761	4,498,906
W.R. Grace & Co.*	14,700	372,645
Zep, Inc.	14,900	258,068

		16,432,456

Construction Materials (0.0%)
United States Lime & Minerals, Inc.*^	900	31,077

Containers & Packaging (0.3%)
AEP Industries, Inc.*	3,500	133,980
Boise, Inc.*	9,800	52,038
Bway Holding Co.*	500	9,610
Rock-Tenn Co., Class A	22,100	1,114,061
Silgan Holdings, Inc.^	9,600	555,648

		1,865,337

Metals & Mining (0.2%)
Allied Nevada Gold Corp.*^	31,600	476,528
AMCOL International Corp.	3,800	107,996
General Steel Holdings, Inc.*	7,100	31,311
Paramount Gold and Silver Corp.*	41,600	60,320
Stillwater Mining Co.*^	3,100	29,388
Worthington Industries, Inc.	37,900	495,353

		1,200,896

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	600	32,982
Deltic Timber Corp.^	5,300	244,754
Schweitzer-Mauduit International, Inc.	6,400	450,240
Wausau Paper Corp.	11,600	134,560

		862,536

Total Materials		20,392,302

Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.0%)
AboveNet, Inc.*	8,500	552,840

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Alaska Communications Systems Group, Inc.^	28,600	$228,228
Cbeyond, Inc.*^	131,967	2,078,480
Cincinnati Bell, Inc.*^	28,400	97,980
Cogent Communications Group, Inc.*	30,700	302,702
Consolidated Communications Holdings, Inc.	8,000	140,000
General Communication, Inc., Class A*	17,200	109,736
Global Crossing Ltd.*	17,400	247,950
HickoryTech Corp.^	7,500	66,225
inContact, Inc.*	15,700	46,001
Iowa Telecommunications Services, Inc.	2,800	46,928
Neutral Tandem, Inc.*	22,500	511,875
PAETEC Holding Corp.*	278,087	1,154,061
Premiere Global Services, Inc.*	30,200	249,150

		5,832,156

Wireless Telecommunication Services (0.3%)
Leap Wireless International, Inc.*	34,900	612,495
NTELOS Holdings Corp.	20,800	370,656
Shenandoah Telecommunications Co.	16,400	333,740
Syniverse Holdings, Inc.*	38,800	678,224
USA Mobility, Inc.^	13,400	147,534

		2,142,649

Total Telecommunication Services		7,974,805

Utilities (0.1%)
Gas Utilities (0.1%)
New Jersey Resources Corp.	4,800	179,520
Piedmont Natural Gas Co., Inc.	2,600	69,550
South Jersey Industries, Inc.	2,500	95,450

		344,520

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	27,200	41,616

Water Utilities (0.0%)
Cadiz, Inc.*	8,900	106,533
California Water Service Group	900	33,138
Connecticut Water Service, Inc.	300	7,431
Consolidated Water Co., Ltd.	2,800	40,012
Pennichuck Corp.	300	6,339
York Water Co.^	2,600	37,726

		231,179

Total Utilities		617,315

Total Common Stocks (99.8%) (Cost $502,761,924)		607,735,381

	Number of Rights	Value (Note 1)
RIGHTS:
Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10* (Cost $—)	11,117	2,720

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10#(p)	$380,000	$379,969

Short-Term Investments of Cash Collateral for Securities Loaned (2.8%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	8,401,434	8,401,434
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	2,689,982	524,547
Monumental Global Funding II 0.43%, 5/26/10(l)	5,060,000	4,959,306
Pricoa Global Funding I 0.40%, 6/25/10(l)	3,229,842	3,183,029

Total Short-Term Investments of Cash Collateral for Securities Loaned		17,068,316

Time Deposit (1.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	6,078,506	6,078,506

Total Short-Term Investments (3.9%) (Cost/Amortized Cost $25,839,750)	23,526,791

Total Investments (103.7%) (Cost/Amortized Cost $528,601,674)	631,264,892
Other Assets Less Liabilities (-3.7%)	(22,665,351)

Net Assets (100%)	$608,599,541

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $425 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $379,969.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $8,569,534.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	50	March-10	$2,971,585	$3,119,500	$147,915

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$100,316,939	$–	$–	$100,316,939
Consumer Staples	14,729,249	–	–	14,729,249
Energy	29,771,811	–	–	29,771,811
Financials	36,231,422	–	425	36,231,847
Health Care	141,546,304	–	–	141,546,304
Industrials	94,013,813	–	–	94,013,813
Information Technology	162,140,996	–	–	162,140,996
Materials	20,392,302	–	–	20,392,302
Telecommunication Services	7,974,805	–	–	7,974,805
Utilities	617,315	–	–	617,315
Futures	147,915	–	–	147,915
Rights
Industrials	2,720	–	–	2,720
Short-Term Investments	–	23,526,791	–	23,526,791

Total Assets	$607,885,591	$23,526,791	$425	$631,412,807

Total Liabilities	$–	$–	$–	$–

Total	$607,885,591	$23,526,791	$425	$631,412,807

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	425

Balance as of 12/31/09	$425

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$425

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	147,915	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$147,915

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	674,814	—	—	674,814
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$674,814	$—	$—	$674,814

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	147,915	—	—	147,915
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$147,915	$—	$—	$147,915

The Portfolio held futures contracts with an average notional balance of approximately $2,778,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$555,323,902
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$623,076,880

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$114,679,364
Aggregate gross unrealized depreciation	(22,973,235)

Net unrealized appreciation	$91,706,129

Federal income tax cost of investments	$539,558,763

At December 31, 2009, the Portfolio had loaned securities with a total value of $18,705,920. This was secured by collateral of $19,381,258 which was received as cash and subsequently invested in short-term investments currently valued at $17,068,316, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $9,240 as brokerage commissions with Raymond James & Associates, Inc. and $2,243 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $299,082,172 of which $69,758,333 expires in the year 2016, and $229,323,839 expires in the year 2017.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $528,601,674) (Securities on loan at market value $18,705,920)	$631,264,892
Cash	2,169
Receivable for securities sold	194,011
Dividends, interest and other receivables	171,225
Receivable from Separate Accounts for Trust shares sold	127,861
Other assets	72

Total assets	631,760,230

LIABILITIES
Payable for return of cash collateral on securities loaned	19,381,258
Payable for securities purchased	2,364,357
Payable to Separate Accounts for Trust shares redeemed	549,162
Investment management fees payable	518,389
Administrative fees payable	88,455
Distribution fees payable - Class B	60,744
Variation margin payable on futures contracts	34,000
Trustees’ fees payable	105
Accrued expenses	164,219

Total liabilities	23,160,689

NET ASSETS	$608,599,541

Net assets were comprised of:
Paid in capital	$815,977,967
Accumulated undistributed net investment income (loss)	(2,382)
Accumulated undistributed net realized gains (losses) on investments and futures	(310,187,177)
Net unrealized appreciation (depreciation) on investments and futures	102,811,133

Net assets	$608,599,541

Class A
Net asset value, offering and redemption price per share, $315,378,761 / 45,387,058 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.95

Class B
Net asset value, offering and redemption price per share, $293,220,780 / 42,400,880 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $6,515 foreign withholding tax)	$3,900,614
Interest	575
Securities lending (net)	452,172

Total income	4,353,361

EXPENSES
Investment management fees	4,106,399
Administrative fees	827,681
Distribution fees - Class B	593,852
Custodian fees	91,500
Printing and mailing expenses	80,614
Professional fees	51,933
Trustees’ fees	7,267
Miscellaneous	14,976

Gross expenses	5,774,222
Less: Fees paid indirectly	(1,220,103)

Net expenses	4,554,119

NET INVESTMENT INCOME (LOSS)	(200,758)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(165,879,504)
Futures	674,814

Net realized gain (loss)	(165,204,690)

Change in unrealized appreciation (depreciation) on:
Securities	271,739,703
Futures	147,915

Net change in unrealized appreciation (depreciation)	271,887,618

NET REALIZED AND UNREALIZED GAIN (LOSS)	106,682,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,482,170

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(200,758)	$(4,093,016)
Net realized gain (loss) on investments and futures	(165,204,690)	(140,345,864)
Net change in unrealized appreciation (depreciation) on investments and futures	271,887,618	(174,244,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,482,170	(318,683,773)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A*	—	(1,488,507)
Class B	—	(1,149,052)

TOTAL DISTRIBUTIONS	—	(2,637,559)

CAPITAL SHARES TRANSACTIONS:
Class A*
Capital shares sold [ 16,163,252 and 73,387,630 shares, respectively ]	95,022,342	545,258,661
Capital shares issued in reinvestment of dividends [ 0 and 194,933 shares, respectively ]	—	1,488,507
Capital shares repurchased [ (42,137,347) and (2,221,410) shares, respectively ]	(178,841,128)	(13,828,734)

Total Class A transactions	(83,818,786)	532,918,434

Class B
Capital shares sold [ 11,720,648 and 8,185,618 shares, respectively ]	65,191,386	55,336,899
Capital shares issued in reinvestment of dividends [ 0 and 150,717 shares, respectively ]	—	1,149,052
Capital shares repurchased [ (9,778,339) and (11,868,175) shares, respectively ]	(54,827,394)	(84,548,019)

Total Class B transactions	10,363,992	(28,062,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(73,454,794)	504,856,366

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,027,376	183,535,034
NET ASSETS:
Beginning of year	575,572,165	392,037,131

End of year (a)	$608,599,541	$575,572,165

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,382)	$(3,307)

* Class A commenced operations on January 22, 2008.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (d)

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2009	January 22, 2008* to December 31, 2008
Net asset value, beginning of period	$5.15	$7.61

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	(0.04	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.79	(2.39)

Total from investment operations	1.80	(2.43)

Less distributions:
Distributions from net realized gains	—	(0.03)

Net asset value, end of period	$6.95	$5.15

Total return (b)	34.95%	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$315,379	$367,823
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.75%	1.30	%(c)
Before fees paid indirectly (a)	1.07%	1.35	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.15%	(0.59)%
Before fees paid indirectly (a)	(0.17)%	(0.64)%
Portfolio turnover rate	116%	98%

	Year Ended December 31,
Class B	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.13		$8.91		$9.52		$8.76		$8.28
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	(0.06	)(e)	(0.02	)(e)	(0.07	)(e)	(0.07	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.80		(3.69)		0.33		0.95		0.70

Total from investment operations	1.79		(3.75)		0.31		0.88		0.63

Less distributions:
Distributions from net realized gains	—		(0.03)		(0.92)		(0.12)		(0.15)

Net asset value, end of year	$6.92		$5.13		$8.91		$9.52		$8.76

Total return	34.89%		(42.21)%		3.60%		10.26%		7.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$293,221		$207,749		$392,037		$277,810		$176,610
Ratio of expenses to average net assets:
After waivers	1.32%		1.53%		1.47%		1.30%		1.30%
After waivers and fees paid indirectly	1.14%		1.48%		1.27%		1.30%		1.30%
Before waivers and fees paid indirectly	1.32%		1.53%		1.54%		1.39%		1.37%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.42)%		(0.90)%		(0.39)%		(0.77)%		(0.85)%
After waivers and fees paid indirectly	(0.24)%		(0.85)%		(0.19)%		(0.77)%		(0.85)%
Before waivers and fees paid indirectly	(0.42)%		(0.90)%		(0.46)%		(0.85)%		(0.92)%
Portfolio turnover rate	116%		98%		177%		279%		273%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—		$0.01		$0.01		$0.01

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (d)

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. The information prior to January 1, 2005 is that of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	Franklin Advisory Services, LLC

➢	Pacific Global Management Company

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – Class A Shares*	26.76%	(2.72)%	5.42%	4.01%
Portfolio – Class B Shares	26.40	(2.95)	5.23	3.85
Russell 2000® Value Index	20.58	(0.01)	8.27	6.12

*   Date of inception 10/2/02. Returns shown for Class A shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio's Class A shares returned 26.76% for the year ended December 31, 2009. The Portfolio's benchmark, the Russell 2000® Value Index, returned 20.58% over the same period.

Asset Class Overview

Over the 12 months, small cap value stocks, as measured by the Russell 2000® Value Index, returned 20.58%. Nine of the ten sectors in the index made positive contributions to return. The leading contributors to the benchmark’s performance were consumer discretionary and information technology stocks. Negative performance in the financial sector, which comprised approximately 35% of the index, detracted from the benchmark’s return.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2000® Value Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Portfolio outperformed its benchmark in 2009.

•	The Energy, Industrials, Consumer Discretionary, Financial and Utilities sectors contributed to the Portfolio’s relative performance on a positive basis.

•	Stock selection was a positive for the Portfolio in the Industrials sector.

•

Owning Thor Industries Inc. and Amerigon Inc. (both in the Consumer Discretionary sector); Reliance Steel and Aluminum (Materials sector) and Orion Marine Group, Inc. (Industrials sector) while the benchmark did not, proved beneficial for the Portfolio.

•	The leading individual contributor to relative performance was Sonic Automotive Inc. (Consumer Discretionary sector).

What hurt performance during the year:

•	The Information Technology sector detracted from relative performance.

•	Leading detractors from performance came mainly from the Financial sector. These included Cathay General Bancorp, TrustCo Bank Corp., and Webster Financial Corp.

•	Owning Old Republic International Corp. (Financial sector) while the benchmark did not proved harmful to the Portfolio’s relative performance.

•	3Com Corp. (Information Technology sector) was also among the leading detractors.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Financials	24.1%
Industrials	22.8
Consumer Discretionary	15.1
Energy	9.1
Materials	8.4
Information Technology	6.8
Health Care	5.0
Utilities	4.3
Consumer Staples	2.5
Telecommunication Services	0.5
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,247.70	$5.95
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35
Class B
Actual	1,000.00	1,247.80	7.37
Hypothetical (5% average return before expenses)	1,000.00	1,018.65	6.61

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.05% and 1.30% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.1%)
Auto Components (2.0%)
American Axle & Manufacturing Holdings, Inc.*	37,700	$302,354
Amerigon, Inc.*	340,000	2,699,600
ArvinMeritor, Inc.*	53,800	601,484
Autoliv, Inc.^	101,100	4,383,696
Dana Holding Corp.*	116,200	1,259,608
Dorman Products, Inc.*	7,800	122,148
Drew Industries, Inc.*	31,900	658,735
Exide Technologies, Inc.*	40,100	285,111
Gentex Corp.^	197,400	3,523,590
Hawk Corp., Class A*	4,500	79,245
Modine Manufacturing Co.*	38,700	458,208
Raser Technologies, Inc.*	9,000	11,160
Spartan Motors, Inc.	25,300	142,439
Standard Motor Products, Inc.*	7,500	63,900
Stoneridge, Inc.*	14,400	129,744
Superior Industries International, Inc.	19,600	299,880
Tenneco, Inc.*	48,200	854,586

		15,875,488

Automobiles (1.0%)
Thor Industries, Inc.	181,000	5,683,400
Winnebago Industries, Inc.*^	166,900	2,036,180

		7,719,580

Distributors (0.0%)
Audiovox Corp., Class A*	16,400	116,276
Core-Mark Holding Co., Inc.*	5,900	194,464

		310,740

Diversified Consumer Services (0.5%)
Jackson Hewitt Tax Service, Inc.*	27,100	119,240
Mac-Gray Corp.*	9,300	95,790
Regis Corp.	161,400	2,512,998
Sotheby’s, Inc.	5,600	125,888
Steiner Leisure Ltd.*	6,200	246,512
Stewart Enterprises, Inc., Class A	68,500	352,775

		3,453,203

Hotels, Restaurants & Leisure (0.9%)
AFC Enterprises, Inc.*	19,100	155,856
Benihana, Inc., Class A*	7,200	27,288
Bluegreen Corp.*	12,900	31,218
Bob Evans Farms, Inc.	24,900	720,855
Churchill Downs, Inc.	8,300	310,005
Cracker Barrel Old Country Store, Inc.	5,400	205,146
Domino’s Pizza, Inc.*	29,000	243,020
Frisch’s Restaurants, Inc.	1,900	45,315
Gaylord Entertainment Co.*	31,200	616,200
Great Wolf Resorts, Inc.*	23,100	54,747
Lakes Entertainment, Inc.*	12,700	31,877
Landry’s Restaurants, Inc.*	5,800	123,482
Life Time Fitness, Inc.*	29,800	742,914
Luby’s, Inc.*	19,900	73,232
Marcus Corp.	16,700	214,094
McCormick & Schmick’s Seafood Restaurants, Inc.*	13,300	92,568

	Number of Shares	Value (Note 1)

Monarch Casino & Resort, Inc.*	1,400	$11,340
Multimedia Games, Inc.*	19,400	116,594
O’Charleys, Inc.*	15,800	103,490
Orient-Express Hotels Ltd., Class A*	62,200	630,708
Papa John’s International, Inc.*	3,600	84,096
Pinnacle Entertainment, Inc.*	23,500	211,030
Red Lion Hotels Corp.*	13,500	66,690
Red Robin Gourmet Burgers, Inc.*	9,900	177,210
Ruby Tuesday, Inc.*	55,600	400,320
Ruth’s Hospitality Group, Inc.*	5,500	11,495
Sonic Corp.*	4,200	42,294
Speedway Motorsports, Inc.	10,800	190,296
Steak n Shake Co.*	985	319,258
Vail Resorts, Inc.*	24,600	929,880

		6,982,518

Household Durables (2.3%)
American Greetings Corp., Class A	32,000	697,280
Bassett Furniture Industries, Inc.*	19,600	68,992
Beazer Homes USA, Inc.*	33,800	163,592
Blyth, Inc.	4,975	167,757
Brookfield Homes Corp.*	9,400	75,200
Cavco Industries, Inc.*	5,600	201,152
CSS Industries, Inc.	6,600	128,304
D.R. Horton, Inc.^	222,200	2,415,314
Ethan Allen Interiors, Inc.^	194,500	2,610,190
Furniture Brands International, Inc.*	34,400	187,824
Helen of Troy Ltd.*	24,800	606,608
Hooker Furniture Corp.	178,000	2,201,860
Hovnanian Enterprises, Inc., Class A*	17,000	65,280
La-Z-Boy, Inc.*	296,500	2,825,645
M.D.C. Holdings, Inc.	70,800	2,197,632
M/I Homes, Inc.*	163,900	1,702,921
Meritage Homes Corp.*	26,905	520,074
Ryland Group, Inc.	34,900	687,530
Sealy Corp.*	31,000	97,960
Skyline Corp.	6,600	121,440
Standard Pacific Corp.*	88,700	331,738
Stanley Furniture Co., Inc.*	10,200	103,530
Universal Electronics, Inc.*	3,500	81,270

		18,259,093

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	22,300	59,095
Gaiam, Inc., Class A*	15,900	122,271
Orbitz Worldwide, Inc.*	15,700	115,238
Shutterfly, Inc.*	15,500	276,055

		572,659

Leisure Equipment & Products (0.6%)
Brunswick Corp.^	192,300	2,444,133
Callaway Golf Co.	53,000	399,620
Eastman Kodak Co.*	224,200	946,124
JAKKS Pacific, Inc.*	23,800	288,456
Leapfrog Enterprises, Inc.*	27,100	105,961
Marine Products Corp.	6,700	33,031

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pool Corp.	18,300	$349,164
RC2 Corp.*	16,800	247,800
Sport Supply Group, Inc.	6,700	84,353
Steinway Musical Instruments*	6,600	105,006

		5,003,648

Media (0.5%)
Ascent Media Corp., Class A*	12,500	319,125
Belo Corp., Class A	73,200	398,208
Cinemark Holdings, Inc.	3,200	45,984
EW Scripps Co., Class A*	24,800	172,608
Fisher Communications, Inc.*	5,600	91,000
Global Sources Ltd.*	13,900	86,875
Harte-Hanks, Inc.	31,100	335,258
Journal Communications, Inc., Class A	38,900	151,321
Knology, Inc.*	16,100	176,295
LIN TV Corp., Class A*	26,300	117,298
Live Nation, Inc.*	69,200	588,892
Mediacom Communications Corp., Class A*	19,300	86,271
National CineMedia, Inc.	32,700	541,839
Outdoor Channel Holdings, Inc.*	10,100	58,580
Primedia, Inc.	14,200	51,262
Reading International, Inc., Class A*	14,000	56,700
Scholastic Corp.	18,200	542,906
Sinclair Broadcast Group, Inc., Class A*	30,600	123,318
Valassis Communications, Inc.*	7,300	133,298
World Wrestling Entertainment, Inc., Class A	5,000	76,650

		4,153,688

Multiline Retail (1.3%)
99 Cents Only Stores*	5,600	73,192
Dillard’s, Inc., Class A	42,600	785,970
Fred’s, Inc., Class A^	285,300	2,910,060
J.C. Penney Co., Inc.	145,900	3,882,399
Retail Ventures, Inc.*	20,700	184,023
Saks, Inc.*^	307,200	2,015,232
Tuesday Morning Corp.*^	189,599	489,165

		10,340,041

Specialty Retail (4.6%)
America’s Car-Mart, Inc.*	4,000	105,320
AnnTaylor Stores Corp.*	48,800	665,632
Asbury Automotive Group, Inc.*	26,200	302,086
Books-A-Million, Inc.	6,600	44,352
Borders Group, Inc.*	47,700	56,286
Brown Shoe Co., Inc.^	280,200	2,765,574
Buckle, Inc.	2,100	61,488
Build-A-Bear Workshop, Inc.*	16,200	79,218
Cabela’s, Inc.*	33,000	470,580
Charming Shoppes, Inc.*	92,300	597,181
Christopher & Banks Corp.	391,100	2,980,182
Coldwater Creek, Inc.*	11,200	49,952
Collective Brands, Inc.*	29,300	667,161
Conn’s, Inc.*	339,400	1,982,096
Dress Barn, Inc.*	36,201	836,243
DSW, Inc., Class A*	9,600	248,448
Finish Line, Inc., Class A	16,000	200,800

	Number of Shares	Value (Note 1)

Genesco, Inc.*	18,800	$516,248
Group 1 Automotive, Inc.*^	149,600	4,241,160
Gymboree Corp.*^	32,300	1,404,727
Haverty Furniture Cos., Inc.	14,800	203,204
HOT Topic, Inc.*	13,400	85,224
Jo-Ann Stores, Inc.*	13,600	492,864
Lithia Motors, Inc., Class A*	14,600	120,012
Men’s Wearhouse, Inc.^	218,700	4,605,822
New York & Co., Inc.*	19,500	83,655
OfficeMax, Inc.*	18,600	236,034
Pacific Sunwear of California, Inc.*	53,763	213,977
PEP Boys-Manny, Moe & Jack	40,000	338,400
Pier 1 Imports, Inc.*	326,200	1,660,358
Rent-A-Center, Inc.*	55,400	981,688
REX Stores Corp.*	5,700	80,142
Rue21, Inc.*	2,800	78,652
Sally Beauty Holdings, Inc.*	58,400	446,760
Shoe Carnival, Inc.*	6,900	141,243
Sonic Automotive, Inc., Class A*	442,200	4,594,458
Stage Stores, Inc.	32,500	401,700
Stein Mart, Inc.*	2,000	21,320
Syms Corp.*	6,100	44,103
Systemax, Inc.	6,400	100,544
Talbots, Inc.*	9,000	80,190
Vitamin Shoppe, Inc.*	3,800	84,512
West Marine, Inc.*^	222,700	1,794,962
Zale Corp.*^	228,400	621,248

		35,785,806

Textiles, Apparel & Luxury Goods (1.3%)
Carter’s, Inc.*	10,700	280,875
Columbia Sportswear Co.	9,800	382,592
Crocs, Inc.*	47,600	273,700
G-III Apparel Group Ltd.*	6,900	149,523
Iconix Brand Group, Inc.*	57,800	731,170
Jones Apparel Group, Inc.	69,500	1,116,170
Kenneth Cole Productions, Inc., Class A*	6,000	57,900
K-Swiss, Inc., Class A*	11,300	112,322
Liz Claiborne, Inc.*	24,000	135,120
Movado Group, Inc.	12,700	123,444
Oxford Industries, Inc.	2,800	57,904
Perry Ellis International, Inc.*	7,600	114,456
Quiksilver, Inc.*	115,300	232,906
Skechers U.S.A., Inc., Class A*	27,600	811,716
Timberland Co., Class A*	67,100	1,203,103
Unifi, Inc.*	34,000	131,920
UniFirst Corp.	9,400	452,234
Warnaco Group, Inc.*^	86,900	3,666,311

		10,033,366

Total Consumer Discretionary		118,489,830

Consumer Staples (2.5%)
Beverages (0.0%)
Heckmann Corp.*	70,300	350,797
National Beverage Corp.*	5,500	76,230

		427,027

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Food & Staples Retailing (1.0%)
Andersons, Inc.	15,600	$402,792
Casey’s General Stores, Inc.	130,500	4,165,560
Great Atlantic & Pacific Tea Co., Inc.*	29,300	345,447
Ingles Markets, Inc., Class A	10,100	152,813
Nash Finch Co.	10,900	404,281
Pantry, Inc.*	17,400	236,466
Ruddick Corp.	29,500	759,035
Spartan Stores, Inc.	19,400	277,226
Susser Holdings Corp.*	4,600	39,514
Village Super Market, Inc., Class A	400	10,928
Weis Markets, Inc.	7,800	283,608
Winn-Dixie Stores, Inc.*	46,900	470,876

		7,548,546

Food Products (1.1%)
Alico, Inc.	400	11,384
American Italian Pasta Co., Class A*	5,000	173,950
B&G Foods, Inc., Class A	17,700	162,486
Chiquita Brands International, Inc.*	37,100	669,284
Darling International, Inc.*	330,000	2,765,400
Diamond Foods, Inc.	2,700	95,958
Dole Food Co., Inc.*	9,600	119,136
Farmer Bros Co.	3,800	75,012
Fresh Del Monte Produce, Inc.*	34,100	753,610
Griffin Land & Nurseries, Inc.	3,200	93,216
Hain Celestial Group, Inc.*	24,600	418,446
Imperial Sugar Co.	9,800	170,912
Omega Protein Corp.*	377,900	1,647,644
Seneca Foods Corp., Class A*	8,400	200,508
Smart Balance, Inc.*	14,000	84,000
TreeHouse Foods, Inc.*	26,400	1,025,904

		8,466,850

Household Products (0.1%)
Central Garden & Pet Co., Class A*	51,600	512,904
Oil-Dri Corp. of America	5,100	79,050
WD-40 Co.	4,100	132,676

		724,630

Personal Products (0.2%)
American Oriental Bioengineering, Inc.*	30,600	142,290
Chattem, Inc.*	1,000	93,300
Elizabeth Arden, Inc.*	21,100	304,684
Inter Parfums, Inc.	10,500	127,785
Mannatech, Inc.	12,400	38,688
Nutraceutical International Corp.*	7,700	95,249
Prestige Brands Holdings, Inc.*	28,400	223,224
Revlon, Inc., Class A*	8,200	139,482
Schiff Nutrition International, Inc.	8,600	67,252

		1,231,954

	Number of Shares	Value (Note 1)

Tobacco (0.1%)
Alliance One International, Inc.*	24,500	$119,560
Universal Corp.	19,400	884,834

		1,004,394

Total Consumer Staples		19,403,401

Energy (9.1%)
Energy Equipment & Services (6.5%)
Allis-Chalmers Energy, Inc.*	54,000	203,580
Atwood Oceanics, Inc.*	64,600	2,315,910
Basic Energy Services, Inc.*	17,600	156,640
Bolt Technology Corp.*	5,800	63,916
Boots & Coots, Inc.*	1,827,000	3,014,550
Bristow Group, Inc.*^	152,600	5,867,470
Bronco Drilling Co., Inc.*	19,900	100,893
Cal Dive International, Inc.*	30,600	231,336
CARBO Ceramics, Inc.	8,300	565,811
Complete Production Services, Inc.*	48,200	626,600
Dawson Geophysical Co.*	6,500	150,215
Global Industries Ltd.*	422,580	3,012,995
Gulf Island Fabrication, Inc.	9,700	203,991
GulfMark Offshore, Inc.*	9,500	268,945
Helix Energy Solutions Group, Inc.*	154,200	1,811,850
Hercules Offshore, Inc.*	84,700	404,866
Hornbeck Offshore Services, Inc.*	125,000	2,910,000
ION Geophysical Corp.*	295,200	1,747,584
Key Energy Services, Inc.*	103,300	908,007
Lufkin Industries, Inc.	1,200	87,840
Matrix Service Co.*	240,200	2,558,130
Mitcham Industries, Inc.*	310,000	2,284,700
Natural Gas Services Group, Inc.*	109,100	2,056,535
Newpark Resources, Inc.*	74,900	316,827
Oil States International, Inc.*^	78,900	3,099,981
OYO Geospace Corp.*	3,000	128,670
Parker Drilling Co.*	501,200	2,480,940
PHI, Inc.*	4,300	89,010
Pioneer Drilling Co.*	29,200	230,680
Rowan Cos., Inc.*	195,000	4,414,800
Superior Well Services, Inc.*	14,200	202,492
T-3 Energy Services, Inc.*	10,900	277,950
TETRA Technologies, Inc.*	31,000	343,480
Tidewater, Inc.	87,305	4,186,275
Union Drilling, Inc.*	6,995	43,719
Unit Corp.*^	77,200	3,281,000
Vantage Drilling Co.*	55,800	89,838

		50,738,026

Oil, Gas & Consumable Fuels (2.6%)
Alon USA Energy, Inc.	6,300	43,092
Approach Resources, Inc.*	8,100	62,532
Arch Coal, Inc.^	29,700	660,825
Atlas Energy, Inc.	29,200	880,964
ATP Oil & Gas Corp.*	25,100	458,828
Berry Petroleum Co., Class A	35,900	1,046,485
Bill Barrett Corp.*	32,200	1,001,742
BPZ Resources, Inc.*	15,500	147,250
Brigham Exploration Co.*	33,300	451,215
Cheniere Energy, Inc.*	37,700	91,234
Clayton Williams Energy, Inc.*	4,800	168,192

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Cloud Peak Energy, Inc.*	14,200	$206,752
Crosstex Energy, Inc.	33,900	205,095
CVR Energy, Inc.*	18,400	126,224
Delek U.S. Holdings, Inc.	12,800	87,168
Delta Petroleum Corp.*	73,800	76,752
DHT Maritime, Inc.	41,100	151,248
General Maritime Corp.	42,900	299,871
GeoResources, Inc.*	7,200	98,352
GMX Resources, Inc.*	10,100	138,774
Golar LNG Ltd.*	9,500	121,790
Goodrich Petroleum Corp.*	19,800	482,130
Gran Tierra Energy, Inc.*	170,400	976,392
Green Plains Renewable Energy, Inc.*	7,300	108,551
Gulfport Energy Corp.*	1,900	21,755
Harvest Natural Resources, Inc.*	27,500	145,475
International Coal Group, Inc.*	79,800	308,028
Knightsbridge Tankers Ltd.	14,300	189,618
Nordic American Tanker Shipping Ltd.	34,300	1,029,000
Oilsands Quest, Inc.*	158,500	182,275
Overseas Shipholding Group, Inc.	59,000	2,593,050
Patriot Coal Corp.*	61,500	950,790
Penn Virginia Corp.	37,900	806,891
Petroleum Development Corp.*	16,900	307,749
PetroQuest Energy, Inc.*	41,600	255,008
Quest Resource Corp.*	600,000	348,000
Rex Energy Corp.*	7,100	85,200
Rosetta Resources, Inc.*	43,400	864,962
Ship Finance International Ltd.	14,385	196,065
Stone Energy Corp.*	33,700	608,285
Swift Energy Co.*	30,300	725,988
Teekay Corp.	78,900	1,831,269
Toreador Resources Corp.*	1,700	16,830
USEC, Inc.*	92,300	355,355
VAALCO Energy, Inc.*	45,900	208,845
Venoco, Inc.*	10,100	131,704
Warren Resources, Inc.*	27,000	66,150
Western Refining, Inc.*	35,700	168,147
Westmoreland Coal Co.*	7,600	67,716

		20,555,613

Total Energy		71,293,639

Financials (24.1%)
Capital Markets (1.8%)
Allied Capital Corp.*	147,800	533,558
American Capital Ltd.*	233,100	568,764
Apollo Investment Corp.	132,748	1,265,088
Ares Capital Corp.	89,146	1,109,868
Artio Global Investors, Inc.*	18,200	463,918
BGC Partners, Inc., Class A	15,400	71,148
BlackRock Kelso Capital Corp.	9,072	77,293
Calamos Asset Management, Inc., Class A	16,700	192,551
Capital Southwest Corp.	2,400	189,120
Cohen & Steers, Inc.	7,600	173,584
Cowen Group, Inc., Class A*	10,300	60,976
E*TRADE Financial Corp.*	1,285,500	2,249,625
Evercore Partners, Inc., Class A	8,200	249,280
FBR Capital Markets Corp.*	13,400	82,812
Fifth Street Finance Corp.	25,891	278,069

	Number of Shares	Value (Note 1)

GAMCO Investors, Inc., Class A	2,800	$135,212
Gladstone Capital Corp.	16,500	127,050
Gladstone Investment Corp.	20,500	93,480
Harris & Harris Group, Inc.*	23,200	106,024
Hercules Technology Growth Capital, Inc.	29,692	308,500
International Assets Holding Corp.*	8,053	117,091
JMP Group, Inc.	9,900	96,228
KBW, Inc.*	15,400	421,344
Knight Capital Group, Inc., Class A*	38,100	586,740
Kohlberg Capital Corp.	13,701	62,477
LaBranche & Co., Inc.*	42,900	121,836
MCG Capital Corp.*	59,000	254,880
MF Global Ltd.*	56,000	389,200
MVC Capital, Inc.	17,100	201,780
NGP Capital Resources Co.	17,762	144,405
Oppenheimer Holdings, Inc., Class A	7,600	252,472
PennantPark Investment Corp.	19,829	176,875
Penson Worldwide, Inc.*	7,200	65,232
Piper Jaffray Cos., Inc.*	16,400	830,004
Prospect Capital Corp.	53,060	626,639
Safeguard Scientifics, Inc.*	11,200	115,472
Sanders Morris Harris Group, Inc.	18,100	99,550
SWS Group, Inc.	18,300	221,430
Teton Advisors, Inc., Class B*†	74	1,124
Thomas Weisel Partners Group, Inc.*	18,300	69,174
TICC Capital Corp.	21,676	131,140
TradeStation Group, Inc.*	20,600	162,534
Triangle Capital Corp.	7,906	95,583
Virtus Investment Partners, Inc.*	5,700	90,630
Westwood Holdings Group, Inc.	900	32,706

		13,702,466

Commercial Banks (6.6%)
1st Source Corp.	12,600	202,734
Alliance Financial Corp./New York	4,000	108,600
American National Bankshares, Inc.	4,700	102,930
Ameris Bancorp	12,388	88,695
Ames National Corp.	3,600	75,996
Arrow Financial Corp.	3,605	90,125
Auburn National Bancorp., Inc.	2,400	47,256
BancFirst Corp.	5,200	192,608
Banco Latinoamericano de Comercio Exterior S.A.	23,900	332,210
Bancorp Rhode Island, Inc.	3,600	92,448
Bancorp, Inc./Delaware*	11,200	76,832
Bank of Kentucky Financial Corp.	3,100	58,218
Bank of the Ozarks, Inc.	10,600	310,262
Banner Corp.	14,500	38,860
Bar Harbor Bankshares	2,900	79,605
Boston Private Financial Holdings, Inc.	55,400	319,658
Bryn Mawr Bank Corp.	4,500	67,905
Camden National Corp.	6,400	209,280
Cape Bancorp, Inc.*	11,600	77,952
Capital City Bank Group, Inc.	11,300	156,392

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Cardinal Financial Corp.	11,300	$98,762
Cathay General Bancorp	337,500	2,548,125
Center Bancorp, Inc.	12,226	109,056
Centerstate Banks, Inc.	8,300	83,747
Central Pacific Financial Corp.*	27,500	36,025
Century Bancorp, Inc./Massachusetts, Class A	3,500	77,105
Chemical Financial Corp.^	145,400	3,428,532
Chicopee Bancorp, Inc.*	6,400	79,872
Citizens & Northern Corp.	8,100	77,274
Citizens Holding Co.	3,000	67,170
Citizens Republic Bancorp, Inc.*	341,000	235,290
City Holding Co.	12,400	400,892
CNB Financial Corp./Pennsylvania	4,600	73,554
CoBiz Financial, Inc.	25,700	122,075
Columbia Banking System, Inc.	23,000	372,140
Community Bank System, Inc.	26,400	509,784
Community Trust Bancorp, Inc.	12,900	315,405
CVB Financial Corp.	68,600	592,704
Danvers Bancorp, Inc.	16,900	219,531
Eagle Bancorp, Inc.*	9,900	103,653
East West Bancorp, Inc.	376,400	5,947,120
Enterprise Bancorp, Inc./Massachusetts	5,100	55,845
Enterprise Financial Services Corp.	5,400	41,634
F.N.B. Corp./Pennsylvania	95,000	645,050
Farmers Capital Bank Corp.	5,700	58,254
Financial Institutions, Inc.	9,800	115,444
First Bancorp, Inc./Maine	7,500	115,650
First Bancorp/North Carolina	11,600	162,052
First BanCorp/Puerto Rico	62,400	143,520
First Busey Corp.	37,200	144,708
First California Financial Group, Inc.*	5,900	16,166
First Commonwealth Financial Corp.	72,700	338,055
First Community Bancshares, Inc./Virginia	12,500	150,625
First Financial Bancorp	42,700	621,712
First Financial Bankshares, Inc.	7,900	428,417
First Financial Corp./Indiana	10,400	317,408
First Merchants Corp.	16,000	95,040
First Midwest Bancorp, Inc./Illinois	43,500	473,715
First of Long Island Corp.	3,400	85,850
First South Bancorp, Inc./North Carolina	7,100	73,130
FirstMerit Corp.	67,215	1,353,710
German American Bancorp, Inc.	9,200	149,500
Glacier Bancorp, Inc.	51,267	703,383
Great Southern Bancorp, Inc.	6,400	136,704
Guaranty Bancorp*	46,200	60,984
Hampton Roads Bankshares, Inc.	18,000	31,140
Hancock Holding Co.	20,400	893,316
Harleysville National Corp.	34,600	222,824
Heartland Financial USA, Inc.	11,500	165,025
Heritage Financial Corp./Washington	5,600	77,168
Home Bancorp, Inc.*	8,800	107,272
Home Bancshares, Inc./Arkansas	14,000	336,980

	Number of Shares	Value (Note 1)

IBERIABANK Corp.	17,200	$925,532
Independent Bank Corp./Massachusetts	17,900	373,931
International Bancshares Corp.	43,400	821,562
Investors Bancorp, Inc.*	36,900	403,686
Lakeland Bancorp, Inc.	18,500	118,215
Lakeland Financial Corp.	12,500	215,625
MainSource Financial Group, Inc.	18,700	89,386
MB Financial, Inc.	41,800	824,296
Merchants Bancshares, Inc.	4,700	106,408
Metro Bancorp, Inc.*	3,000	37,710
Midsouth Bancorp, Inc.	4,600	63,940
Nara Bancorp, Inc.*	13,000	147,420
National Bankshares, Inc./Virginia	5,800	164,082
National Penn Bancshares, Inc.	105,200	609,108
NBT Bancorp, Inc.	27,700	564,249
Northfield Bancorp, Inc./New Jersey	15,500	209,560
Northrim BanCorp, Inc.	6,300	106,344
Norwood Financial Corp.	1,900	54,321
Ohio Valley Banc Corp.	3,900	85,917
Old National Bancorp/Indiana	72,600	902,418
Old Point Financial Corp.	2,100	32,655
Old Second Bancorp, Inc.	8,900	61,321
Oriental Financial Group, Inc.	20,400	220,320
Orrstown Financial Services, Inc.	2,700	94,176
Pacific Capital Bancorp N.A.	43,900	42,144
Pacific Continental Corp.	15,700	179,608
PacWest Bancorp	22,700	457,405
Park National Corp.	8,900	524,032
Peapack Gladstone Financial Corp.	6,580	83,434
Penns Woods Bancorp, Inc.	1,700	55,148
Peoples Bancorp, Inc./Ohio^	68,500	663,080
Peoples Financial Corp./Mississippi	3,800	77,216
Pinnacle Financial Partners, Inc.*	28,100	399,582
Porter Bancorp, Inc.	2,940	44,218
Premierwest Bancorp	18,585	26,391
PrivateBancorp, Inc.	10,500	94,185
Prosperity Bancshares, Inc.	37,600	1,521,672
Renasant Corp.	17,100	232,560
Republic Bancorp, Inc./Kentucky, Class A	7,700	158,620
Republic First Bancorp, Inc.*	7,300	31,171
S&T Bancorp, Inc.	20,600	350,406
Sandy Spring Bancorp, Inc.	12,900	114,681
Santander BanCorp*	4,300	52,804
SCBT Financial Corp.	10,300	285,207
Shore Bancshares, Inc.	8,000	115,680
Sierra Bancorp	6,600	50,358
Signature Bank/New York*	6,600	210,540
Simmons First National Corp., Class A	13,400	372,520
Smithtown Bancorp, Inc.	11,200	66,640
South Financial Group, Inc.	144,500	93,159
Southside Bancshares, Inc.	8,560	167,947
Southwest Bancorp, Inc./Oklahoma	13,900	96,466
State Bancorp, Inc./New York	12,800	91,008
StellarOne Corp.	19,100	190,236

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sterling Bancorp/New York	17,300	$123,522
Sterling Bancshares, Inc./Texas	70,500	361,665
Sterling Financial Corp./Washington*	49,800	30,876
Suffolk Bancorp	3,100	92,070
Sun Bancorp, Inc./New Jersey*	14,175	53,156
Susquehanna Bancshares, Inc.	73,800	434,682
SVB Financial Group*	30,200	1,259,038
SY Bancorp, Inc.	5,300	113,155
Texas Capital Bancshares, Inc.*	26,600	371,336
Tompkins Financial Corp.	4,100	166,050
Tower Bancorp, Inc.	3,400	77,690
TowneBank/Virginia	19,100	223,088
Trico Bancshares	11,600	193,140
Trustmark Corp.	51,800	1,167,572
UMB Financial Corp.	27,000	1,062,450
Umpqua Holdings Corp.	72,400	970,884
Union Bankshares Corp./Virginia	15,800	195,762
United Bankshares, Inc.	30,900	617,073
United Community Banks, Inc./Georgia*	71,603	242,734
United Security Bancshares, Inc./Alabama	4,600	78,844
Univest Corp. of Pennsylvania	14,600	255,938
Washington Banking Co.	9,400	112,236
Washington Trust Bancorp, Inc.	12,300	191,634
Webster Financial Corp.	55,200	655,224
WesBanco, Inc.	19,500	240,630
West Bancorp, Inc.	15,500	76,415
Westamerica Bancorp	10,500	581,385
Western Alliance Bancorp*	38,200	144,396
Wilber Corp.	5,900	42,480
Wilshire Bancorp, Inc.	14,600	119,574
Wintrust Financial Corp.	19,900	612,721
Yadkin Valley Financial Corp.	13,200	48,312

		51,542,695

Consumer Finance (1.0%)
Advance America Cash Advance Centers, Inc.	5,300	29,468
Cash America International, Inc.	24,700	863,512
CompuCredit Holdings Corp.	4,900	16,317
Credit Acceptance Corp.*	100	4,210
Dollar Financial Corp.*	3,600	85,176
EZCORP, Inc., Class A*	240,000	4,130,400
First Cash Financial Services, Inc.*	100,000	2,219,000
First Marblehead Corp.*	46,900	99,897
Nelnet, Inc., Class A	11,200	192,976
Rewards Network, Inc.	4,333	54,769
World Acceptance Corp.*	13,300	476,539

		8,172,264

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	9,100	61,698
Compass Diversified Holdings	20,100	256,476
Encore Capital Group, Inc.*	11,300	196,620
Financial Federal Corp.	13,600	374,000
Medallion Financial Corp.	13,500	110,295
NewStar Financial, Inc.*	16,200	63,504
PHH Corp.*	44,100	710,451
PICO Holdings, Inc.*	11,100	363,303

	Number of Shares	Value (Note 1)

Primus Guaranty Ltd.*	8,100	$24,705
Resource America, Inc., Class A	9,700	39,188

		2,200,240

Insurance (7.0%)
Ambac Financial Group, Inc.*	254,600	211,318
American Equity Investment Life Holding Co.	48,200	358,608
American National Insurance Co.^	20,500	2,448,520
American Physicians Capital, Inc.	6,933	210,209
American Physicians Service Group, Inc.	4,900	113,043
American Safety Insurance Holdings Ltd.*	6,800	98,260
AMERISAFE, Inc.*	16,400	294,708
Amtrust Financial Services, Inc.	16,400	193,848
Argo Group International Holdings Ltd.*	25,800	751,812
Arthur J. Gallagher & Co.^	73,800	1,661,238
Aspen Insurance Holdings Ltd.	151,600	3,858,220
Assured Guaranty Ltd.	87,922	1,913,183
Baldwin & Lyons, Inc., Class B	6,900	169,809
Citizens, Inc./Texas*	8,300	54,199
CNA Surety Corp.*	14,200	211,438
Conseco, Inc.*	164,000	820,000
Crawford & Co., Class B*	4,700	18,518
Delphi Financial Group, Inc., Class A	38,700	865,719
Donegal Group, Inc., Class A	10,800	167,832
Eastern Insurance Holdings, Inc.	7,800	67,236
EMC Insurance Group, Inc.	4,700	101,097
Employers Holdings, Inc.	35,500	544,570
Enstar Group, Ltd.*	5,500	401,610
Erie Indemnity Co., Class A	52,500	2,048,550
FBL Financial Group, Inc., Class A	6,200	114,824
First Acceptance Corp.*	15,900	31,005
First Mercury Financial Corp.	7,400	101,454
Flagstone Reinsurance Holdings Ltd.	32,100	351,174
FPIC Insurance Group, Inc.*	6,200	239,444
Greenlight Capital Reinsurance Ltd., Class A*	23,300	549,181
Hallmark Financial Services*	5,800	46,168
Harleysville Group, Inc.	10,800	343,332
Hilltop Holdings, Inc.*	32,700	380,628
Horace Mann Educators Corp.	33,600	420,000
Independence Holding Co.	7,300	42,340
Infinity Property & Casualty Corp.	11,800	479,552
Kansas City Life Insurance Co.	4,100	121,975
Maiden Holdings Ltd.	42,400	310,368
Max Capital Group Ltd.	38,600	860,780
Meadowbrook Insurance Group, Inc.	47,000	347,800
Mercer Insurance Group, Inc.	5,500	99,935
Montpelier Reinsurance Holdings Ltd.	256,900	4,449,508
National Financial Partners Corp.*	35,400	286,386
National Interstate Corp.	6,000	101,760

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

National Western Life Insurance Co., Class A	1,973	$342,552
Navigators Group, Inc.*	10,400	489,944
NYMAGIC, Inc.	4,300	71,337
Old Republic International Corp.^	520,000	5,220,800
Phoenix Cos., Inc.*	84,500	234,910
Platinum Underwriters Holdings Ltd.	41,700	1,596,693
PMA Capital Corp., Class A*	28,800	181,440
Presidential Life Corp.	17,300	158,295
ProAssurance Corp.*	27,000	1,450,170
Protective Life Corp.	294,000	4,865,700
RLI Corp.^	49,100	2,614,575
Safety Insurance Group, Inc.	9,500	344,185
SeaBright Insurance Holdings, Inc.*	17,400	199,926
Selective Insurance Group, Inc.	42,800	704,060
StanCorp Financial Group, Inc.^	60,300	2,413,206
State Auto Financial Corp.	12,000	222,000
Stewart Information Services Corp.	13,400	151,152
Tower Group, Inc.	7,193	168,388
United America Indemnity Ltd., Class A*	31,751	251,468
United Fire & Casualty Co.	19,500	355,485
Validus Holdings Ltd.	135,000	3,636,900
Zenith National Insurance Corp.	74,200	2,208,192

		55,142,537

Real Estate Investment Trusts (REITs) (5.5%)
Acadia Realty Trust (REIT)	25,100	423,437
Agree Realty Corp. (REIT)	5,600	130,424
Alexander’s, Inc. (REIT)*	700	213,094
American Campus Communities, Inc. (REIT)	42,500	1,194,250
American Capital Agency Corp. (REIT)	13,000	345,020
Anworth Mortgage Asset Corp. (REIT)	92,400	646,800
Apollo Commercial Real Estate Finance, Inc. (REIT)*	7,100	127,729
Ashford Hospitality Trust, Inc. (REIT)*	41,600	193,024
Associated Estates Realty Corp. (REIT)	9,900	111,573
BioMed Realty Trust, Inc. (REIT)	79,800	1,259,244
CapLease, Inc. (REIT)	41,900	183,522
Capstead Mortgage Corp. (REIT)	56,200	767,130
Care Investment Trust, Inc. (REIT)	12,300	95,694
CBL & Associates Properties, Inc. (REIT)	112,200	1,084,974
Cedar Shopping Centers, Inc. (REIT)	31,000	210,800
Cogdell Spencer, Inc. (REIT)	27,300	154,518
Colonial Properties Trust (REIT)	55,100	646,323
Colony Financial, Inc. (REIT)	10,400	211,848
Cousins Properties, Inc. (REIT)	61,201	466,963
CreXus Investment Corp. (REIT)*	9,600	134,016

	Number of Shares	Value (Note 1)

Cypress Sharpridge Investments, Inc. (REIT)	12,900	$174,279
DCT Industrial Trust, Inc. (REIT)	170,800	857,416
Developers Diversified Realty Corp. (REIT)	131,600	1,218,616
DiamondRock Hospitality Co. (REIT)	96,800	819,896
DuPont Fabros Technology, Inc. (REIT)	10,400	187,096
Dynex Capital, Inc. (REIT)	11,200	97,776
EastGroup Properties, Inc. (REIT)	8,100	310,068
Education Realty Trust, Inc. (REIT)	46,000	222,640
Entertainment Properties Trust (REIT)	34,200	1,206,234
Equity Lifestyle Properties, Inc. (REIT)	8,200	413,854
Equity One, Inc. (REIT)	28,000	452,760
Extra Space Storage, Inc. (REIT)	72,000	831,600
FelCor Lodging Trust, Inc. (REIT)*	51,400	185,040
First Industrial Realty Trust, Inc. (REIT)*	35,800	187,234
First Potomac Realty Trust (REIT)	23,300	292,881
Franklin Street Properties Corp. (REIT)	55,600	812,316
Getty Realty Corp. (REIT)	8,900	209,417
Gladstone Commercial Corp. (REIT)	8,400	112,644
Glimcher Realty Trust (REIT)	53,200	143,640
Government Properties Income Trust (REIT)	9,100	209,118
Gramercy Capital Corp./New York (REIT)*	32,700	84,693
Hatteras Financial Corp. (REIT)	30,300	847,188
Healthcare Realty Trust, Inc. (REIT)	49,700	1,066,562
Hersha Hospitality Trust (REIT)	34,300	107,702
Highwoods Properties, Inc. (REIT)	57,800	1,927,630
Home Properties, Inc. (REIT)	26,800	1,278,628
Inland Real Estate Corp. (REIT)	58,200	474,330
Invesco Mortgage Capital, Inc. (REIT)	6,800	154,768
Investors Real Estate Trust (REIT)	56,800	511,200
iStar Financial, Inc. (REIT)*	87,100	222,976
Kilroy Realty Corp. (REIT)	35,100	1,076,517
Kite Realty Group Trust (REIT)	35,400	144,078
LaSalle Hotel Properties (REIT)	53,200	1,129,436
Lexington Realty Trust (REIT)	74,210	451,197
LTC Properties, Inc. (REIT)	17,700	473,475
Medical Properties Trust, Inc. (REIT)	64,900	649,000
MFA Financial, Inc. (REIT)	228,700	1,680,945
Mid-America Apartment Communities, Inc. (REIT)	11,700	564,876
Mission West Properties, Inc. (REIT)	14,300	102,817

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Monmouth Real Estate Investment Corp. (REIT), Class A	17,500	$130,200
National Health Investors, Inc. (REIT)	20,000	739,800
National Retail Properties, Inc. (REIT)	65,100	1,381,422
NorthStar Realty Finance Corp. (REIT)	53,200	182,476
Omega Healthcare Investors, Inc. (REIT)	56,200	1,093,090
Parkway Properties, Inc./Maryland (REIT)	18,400	383,088
Pennsylvania Real Estate Investment Trust (REIT)	33,700	285,102
Pennymac Mortgage Investment Trust (REIT)*	11,600	199,288
Post Properties, Inc. (REIT)	40,500	793,800
Potlatch Corp. (REIT)	15,600	497,328
PS Business Parks, Inc. (REIT)	10,000	500,500
RAIT Financial Trust (REIT)*	59,500	77,945
Ramco-Gershenson Properties Trust (REIT)	22,400	213,696
Redwood Trust, Inc. (REIT)	56,400	815,544
Resource Capital Corp. (REIT)	15,500	76,260
Saul Centers, Inc. (REIT)	2,100	68,796
Sovran Self Storage, Inc. (REIT)	22,900	818,217
Strategic Hotels & Resorts, Inc. (REIT)*	71,700	133,362
Sun Communities, Inc. (REIT)	14,500	286,375
Sunstone Hotel Investors, Inc. (REIT)*	81,700	725,496
Tanger Factory Outlet Centers (REIT)	15,900	619,941
UMH Properties, Inc. (REIT)	6,800	57,664
Universal Health Realty Income Trust (REIT)	4,300	137,729
Urstadt Biddle Properties, Inc. (REIT), Class A	18,000	274,860
U-Store-It Trust (REIT)	65,500	479,460
Walter Investment Management Corp. (REIT)	15,500	222,115
Washington Real Estate Investment Trust (REIT)	42,200	1,162,610
Winthrop Realty Trust (REIT)	10,700	116,202

		42,965,292

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	5,900	100,359
China Housing & Land Development, Inc.*	25,300	104,489
Consolidated-Tomoka Land Co.	4,500	157,230
Forestar Group, Inc.*	29,700	652,806

		1,014,884

Thrifts & Mortgage Finance (1.8%)
Abington Bancorp, Inc.	20,200	139,178
Astoria Financial Corp.	71,300	886,259
Bank Mutual Corp.	41,300	285,796
BankFinancial Corp.	18,200	180,180
Beneficial Mutual Bancorp, Inc.*	27,700	272,568
Berkshire Hills Bancorp, Inc.	12,300	254,364

	Number of Shares	Value (Note 1)

Brookline Bancorp, Inc.	36,700	$363,697
Brooklyn Federal Bancorp, Inc.	900	9,036
Clifton Savings Bancorp, Inc.	7,200	67,464
Dime Community Bancshares, Inc.	22,400	262,528
Doral Financial Corp.*	5,100	18,513
ESB Financial Corp.	9,000	118,980
ESSA Bancorp, Inc.	12,000	140,400
First Defiance Financial Corp.	6,100	68,869
First Financial Holdings, Inc.	11,200	145,488
First Financial Northwest, Inc.	14,700	96,285
First Financial Service Corp.	4,000	36,240
Flagstar Bancorp, Inc.*	59,200	35,520
Flushing Financial Corp.	26,400	297,264
Fox Chase Bancorp, Inc.*	5,400	51,408
Home Federal Bancorp, Inc./Idaho	13,900	185,009
Kearny Financial Corp.	13,300	134,064
K-Fed Bancorp	4,200	36,918
Legacy Bancorp., Inc./Massachusetts	7,300	71,978
Meridian Interstate Bancorp, Inc.*	9,600	83,424
MGIC Investment Corp.*	107,200	619,616
NASB Financial, Inc.	3,300	76,857
NewAlliance Bancshares, Inc.	89,500	1,074,895
Northeast Community Bancorp, Inc.	6,000	39,420
Northwest Bancshares, Inc.	33,750	382,050
OceanFirst Financial Corp.	8,500	96,050
Ocwen Financial Corp.*	47,300	452,661
Oritani Financial Corp.	2,000	27,460
PMI Group, Inc.*	64,400	162,288
Provident Financial Services, Inc.	48,300	514,395
Provident New York Bancorp	29,400	248,136
Radian Group, Inc.	67,500	493,425
Rockville Financial, Inc.	7,900	82,950
Roma Financial Corp.	4,900	60,564
Territorial Bancorp, Inc.*	9,200	166,060
Tree.com, Inc.*	6,500	59,475
TrustCo Bank Corp. NY/New York^	689,400	4,343,220
United Financial Bancorp, Inc.	12,500	163,875
Waterstone Financial, Inc.*	6,800	13,940
Westfield Financial, Inc.	26,300	216,975
WSFS Financial Corp.	5,900	151,217

		13,686,959

Total Financials		188,427,337

Health Care (5.0%)
Biotechnology (0.2%)
ArQule, Inc.*	18,800	69,372
Celera Corp.*	53,400	368,994
Facet Biotech Corp.*	17,800	312,924
Geron Corp.*	37,500	208,125
Infinity Pharmaceuticals, Inc.*	9,900	61,182
Lexicon Pharmaceuticals, Inc.*	29,700	50,490
Martek Biosciences Corp.*	22,500	426,150
Maxygen, Inc.*	4,400	26,796
Nabi Biopharmaceuticals*	14,700	72,030

		1,596,063

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.3%)
Analogic Corp.	3,700	$142,487
AngioDynamics, Inc.*	15,200	244,416
Cantel Medical Corp.*	3,600	72,648
Cardiac Science Corp.*	18,000	40,140
CONMED Corp.*	24,100	549,480
Cutera, Inc.*	9,500	80,845
Cynosure, Inc., Class A*	7,200	82,728
ev3, Inc.*	62,100	828,414
Greatbatch, Inc.*	5,000	96,150
Home Diagnostics, Inc.*	8,400	51,240
Invacare Corp.	13,100	326,714
Medical Action Industries, Inc.*	3,100	49,786
Natus Medical, Inc.*	5,400	79,866
Palomar Medical Technologies, Inc.*	4,900	49,392
RTI Biologics, Inc.*	26,700	102,528
STERIS Corp.^	81,300	2,273,961
Symmetry Medical, Inc.*	23,900	192,634
Teleflex, Inc.	57,200	3,082,508
TomoTherapy, Inc.*	24,400	95,160
Volcano Corp.*	9,700	168,586
West Pharmaceutical Services, Inc.^	45,000	1,764,000
Zoll Medical Corp.*	2,700	72,144

		10,445,827

Health Care Providers & Services (2.0%)
Alliance HealthCare Services, Inc.*	2,800	15,988
Allied Healthcare International, Inc.*	37,500	109,125
Allion Healthcare, Inc.*	18,600	122,016
Amedisys, Inc.*	1,600	77,696
America Service Group, Inc.	300,000	4,761,000
American Dental Partners, Inc.*	8,300	107,070
Amsurg Corp.*	24,800	546,096
Assisted Living Concepts, Inc., Class A*	8,460	223,090
Capital Senior Living Corp.*	19,900	99,898
Centene Corp.*	15,800	334,486
Cross Country Healthcare, Inc.*	24,000	237,840
Gentiva Health Services, Inc.*	14,500	391,645
Hanger Orthopedic Group, Inc.*	17,400	240,642
Healthspring, Inc.*	40,700	716,727
Healthways, Inc.*	26,400	484,176
inVentiv Health, Inc.*	18,200	294,294
Kindred Healthcare, Inc.*	32,300	596,258
Landauer, Inc.	3,400	208,760
Magellan Health Services, Inc.*	28,700	1,168,951
MedCath Corp.*	12,000	94,920
Molina Healthcare, Inc.*	11,700	267,579
National Healthcare Corp.	3,700	133,607
Nighthawk Radiology Holdings, Inc.*	16,300	73,839
Odyssey HealthCare, Inc.*	13,900	216,562
Owens & Minor, Inc.	7,300	313,389
Psychiatric Solutions, Inc.*	14,800	312,872
RehabCare Group, Inc.*	3,800	115,634
Res-Care, Inc.*	20,400	228,480
Select Medical Holdings Corp.*	18,600	197,532

	Number of Shares	Value (Note 1)

Skilled Healthcare Group, Inc., Class A*	16,800	$125,160
Sun Healthcare Group, Inc.*	35,700	327,369
Sunrise Senior Living, Inc.*	39,000	125,580
Triple-S Management Corp., Class B*	17,100	300,960
U.S. Physical Therapy, Inc.*	6,200	104,966
Universal American Corp.*	22,800	266,760
WellCare Health Plans, Inc.*	34,400	1,264,544

		15,205,511

Health Care Technology (0.0%)
MedQuist, Inc.	9,400	62,886
Omnicell, Inc.*	4,600	53,774
Vital Images, Inc.*	3,700	46,953

		163,613

Life Sciences Tools & Services (1.1%)
Affymetrix, Inc.*	9,600	56,064
Albany Molecular Research, Inc.*	19,500	177,060
Cambrex Corp.*	2,900	16,182
Enzo Biochem, Inc.*	7,700	41,426
Kendle International, Inc.*	9,800	179,438
Mettler-Toledo International, Inc.*	36,000	3,779,640
Pharmaceutical Product Development, Inc.^	150,300	3,523,032
Varian, Inc.*	18,600	958,644

		8,731,486

Pharmaceuticals (0.4%)
Adolor Corp.*	22,300	32,558
Hi-Tech Pharmacal Co., Inc.*	5,200	145,860
KV Pharmaceutical Co., Class A*	18,000	66,060
Medicines Co.*	11,700	97,578
Medicis Pharmaceutical Corp., Class A	42,600	1,152,330
Par Pharmaceutical Cos., Inc.*	28,200	763,092
SuperGen, Inc.*	22,000	57,640
ViroPharma, Inc.*	51,000	427,890

		2,743,008

Total Health Care		38,885,508

Industrials (22.8%)
Aerospace & Defense (0.9%)
AAR Corp.*	29,500	677,910
Argon ST, Inc.*	1,700	36,924
Ascent Solar Technologies, Inc.*	12,600	66,780
Ceradyne, Inc.*^	69,000	1,325,490
Curtiss-Wright Corp.	36,800	1,152,576
Ducommun, Inc.	8,700	162,777
DynCorp International, Inc., Class A*	18,100	259,735
Esterline Technologies Corp.*	16,200	660,474
GeoEye, Inc.*	1,100	30,668
Herley Industries, Inc.*	11,200	155,568
Ladish Co., Inc.*	13,300	200,564
LMI Aerospace, Inc.*	3,300	43,890
Moog, Inc., Class A*	36,900	1,078,587
Teledyne Technologies, Inc.*	20,200	774,872

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Todd Shipyards Corp.	5,700	$95,532
Triumph Group, Inc.	13,500	651,375

		7,373,722

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	22,100	58,344
Atlas Air Worldwide Holdings, Inc.*	16,900	629,525
Dynamex, Inc.*	2,200	39,820
Forward Air Corp.	13,200	330,660
Hub Group, Inc., Class A*	16,000	429,280
Pacer International, Inc.*	20,400	64,464

		1,552,093

Airlines (0.9%)
Alaska Air Group, Inc.*	28,700	991,872
JetBlue Airways Corp.*	206,256	1,124,095
Republic Airways Holdings, Inc.*	25,200	186,228
SkyWest, Inc.	233,300	3,947,436
U.S. Airways Group, Inc.*	132,700	642,268
UAL Corp.*	9,000	116,190

		7,008,089

Building Products (2.6%)
American Woodmark Corp.	140,900	2,772,912
Ameron International Corp.	7,600	482,296
Apogee Enterprises, Inc.^	257,400	3,603,600
Builders FirstSource, Inc.*	3,100	11,935
Gibraltar Industries, Inc.*^	271,600	4,272,268
Griffon Corp.*	35,600	435,032
Insteel Industries, Inc.	15,200	197,600
NCI Building Systems, Inc.*	62,900	113,849
Quanex Building Products Corp.	12,600	213,822
Simpson Manufacturing Co., Inc.^	121,900	3,277,891
Trex Co., Inc.*	1,900	37,240
Universal Forest Products, Inc.	141,899	5,223,302

		20,641,747

Commercial Services & Supplies (2.9%)
ABM Industries, Inc.^	207,400	4,284,884
ACCO Brands Corp.*	48,000	349,440
American Reprographics Co.*	4,400	30,844
Amrep Corp.*	1,600	21,920
ATC Technology Corp.*	3,800	90,630
Bowne & Co., Inc.	33,700	225,116
Clean Harbors, Inc.*	800	47,688
Consolidated Graphics, Inc.*	8,100	283,662
Copart, Inc.*	60,000	2,197,800
Cornell Cos., Inc.*	9,300	211,110
Courier Corp.	9,400	133,950
Deluxe Corp.	19,800	292,842
EnergySolutions, Inc.	56,800	482,232
Ennis, Inc.	22,100	371,059
Fuel Tech, Inc.*	3,900	31,863
G&K Services, Inc., Class A	15,800	397,054
GEO Group, Inc.*	8,400	183,792
HNI Corp.	10,648	294,204
ICT Group, Inc.*	1,000	16,330
Kimball International, Inc., Class B	27,000	230,040
M&F Worldwide Corp.*	9,200	363,400

	Number of Shares	Value (Note 1)

McGrath RentCorp	16,800	$375,648
Metalico, Inc.*	26,600	130,872
Mine Safety Appliances Co.	112,100	2,974,013
Mobile Mini, Inc.*	201,500	2,839,135
Multi-Color Corp.	1,700	20,757
Schawk, Inc.	11,600	157,760
Standard Parking Corp.*	6,000	95,280
Standard Register Co.	1,900	9,690
Steelcase, Inc., Class A	58,600	372,696
Team, Inc.*	180,000	3,385,800
United Stationers, Inc.*	19,300	1,097,205
Viad Corp.	15,600	321,828
Waste Services, Inc.*	13,500	122,985

		22,443,529

Construction & Engineering (1.8%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)*	80,000	1,617,600
Comfort Systems USA, Inc.	33,100	408,454
Dycom Industries, Inc.*	33,300	267,399
EMCOR Group, Inc.*	116,700	3,139,230
Furmanite Corp.*	359,300	1,368,933
Granite Construction, Inc.	24,700	831,402
Great Lakes Dredge & Dock Corp.	3,300	21,384
Insituform Technologies, Inc., Class A*	32,400	736,128
Integrated Electrical Services, Inc.*	6,000	35,100
Layne Christensen Co.*	16,100	462,231
MasTec, Inc.*	12,100	151,250
Northwest Pipe Co.*	7,800	209,508
Orion Marine Group, Inc.*	185,000	3,896,100
Pike Electric Corp.*	7,900	73,312
Sterling Construction Co., Inc.*	10,100	193,718
Tutor Perini Corp.*	21,200	383,296

		13,795,045

Electrical Equipment (2.4%)
A. O. Smith Corp.	46,500	2,017,635
Acuity Brands, Inc.	8,100	288,684
Baldor Electric Co.	31,400	882,026
Belden, Inc.	39,000	854,880
Brady Corp., Class A	154,000	4,621,540
Chase Corp.	5,400	63,774
China BAK Battery, Inc.*	37,000	102,860
Encore Wire Corp.	14,900	313,943
Energy Conversion Devices, Inc.*	7,000	73,990
EnerSys*	33,700	737,019
Evergreen Solar, Inc.*	67,000	101,170
Franklin Electric Co., Inc.	90,700	2,637,556
FuelCell Energy, Inc.*	12,200	45,872
Fushi Copperweld, Inc.*	12,400	125,488
GrafTech International Ltd.*	61,600	957,880
II-VI, Inc.*	6,700	213,060
LSI Industries, Inc.	17,900	141,052
Orion Energy Systems, Inc.*	17,600	77,264
Polypore International, Inc.*	12,800	152,320
Powell Industries, Inc.*	24,600	775,638
Power-One, Inc.*	58,000	252,300
PowerSecure International, Inc.*	9,100	65,611
Preformed Line Products Co.	300	13,140

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Regal-Beloit Corp.	29,200	$1,516,648
Roper Industries, Inc.^	35,000	1,832,950
Valence Technology, Inc.*	6,300	5,733
Vicor Corp.*	11,700	108,810
Woodward Governor Co.	9,900	255,123

		19,233,966

Industrial Conglomerates (0.7%)
Carlisle Cos., Inc.	108,000	3,700,080
Otter Tail Corp.	29,600	734,080
Seaboard Corp.	300	404,700
Standex International Corp.	10,400	208,936
Tredegar Corp.	24,200	382,844
United Capital Corp.*	1,800	42,876

		5,473,516

Machinery (6.0%)
Actuant Corp., Class A	29,400	544,782
Alamo Group, Inc.	6,000	102,900
Albany International Corp., Class A	23,100	518,826
Altra Holdings, Inc.*	19,300	238,355
American Railcar Industries, Inc.	9,300	102,486
Ampco-Pittsburgh Corp.	3,200	100,896
Astec Industries, Inc.*^	52,800	1,422,432
Barnes Group, Inc.	37,700	637,130
Blount International, Inc.*	21,700	219,170
Briggs & Stratton Corp.^	156,100	2,920,631
Cascade Corp.	7,600	208,924
Chart Industries, Inc.*	3,300	54,615
CIRCOR International, Inc.	57,500	1,447,850
CLARCOR, Inc.	26,800	869,392
CNH Global N.V.*	25,400	634,492
Colfax Corp.*	14,100	169,764
Columbus McKinnon Corp.*	16,200	221,292
Eastern Co.	5,900	79,237
EnPro Industries, Inc.*	16,400	433,124
Federal Signal Corp.	43,400	261,268
FreightCar America, Inc.	10,100	200,283
Gardner Denver, Inc.^	84,800	3,608,240
Gorman-Rupp Co.	4,100	113,324
Graco, Inc.	114,500	3,271,265
Graham Corp.	3,600	74,520
Greenbrier Cos., Inc.	13,000	134,940
Hurco Cos., Inc.*	4,700	69,560
John Bean Technologies Corp.	22,700	386,127
Kadant, Inc.*	10,100	161,196
Kaydon Corp.	27,900	997,704
Kennametal, Inc.	118,700	3,076,704
K-Tron International, Inc.*	600	65,244
L.B. Foster Co., Class A*	8,900	265,309
Lincoln Electric Holdings, Inc.^	60,000	3,207,600
Miller Industries, Inc.*	10,000	113,500
Mueller Industries, Inc.	179,400	4,456,296
Mueller Water Products, Inc., Class A	127,900	665,080
NACCO Industries, Inc., Class A	4,400	219,120
Nordson Corp.^	82,000	5,016,760
Robbins & Myers, Inc.	20,300	477,456
Sauer-Danfoss, Inc.*	10,000	120,100
Sun Hydraulics Corp.	6,000	157,500
Tecumseh Products Co., Class A*	15,700	183,533

	Number of Shares	Value (Note 1)

Timken Co.	36,600	$867,786
Titan International, Inc.	30,700	248,977
Trimas Corp.*	3,845	26,031
Trinity Industries, Inc.^	200,000	3,488,000
Twin Disc, Inc.	7,600	79,344
Wabash National Corp.*	373,200	705,348
Watts Water Technologies, Inc., Class A	108,400	3,351,728

		46,996,141

Marine (0.5%)
American Commercial Lines, Inc.*	7,500	137,475
Eagle Bulk Shipping, Inc.*	54,800	271,260
Genco Shipping & Trading Ltd.*	21,300	476,694
Horizon Lines, Inc., Class A	24,900	138,693
International Shipholding Corp.	4,700	146,029
Kirby Corp.*	75,000	2,612,250
TBS International Ltd., Class A*	10,000	73,500
Ultrapetrol Bahamas Ltd.*	16,100	76,636

		3,932,537

Professional Services (0.6%)
Barrett Business Services, Inc.	7,600	93,404
CDI Corp.	9,100	117,845
COMSYS IT Partners, Inc.*	14,100	125,349
CRA International, Inc.*	1,700	45,305
Heidrick & Struggles International, Inc.	14,000	437,360
Kelly Services, Inc., Class A*	18,800	224,284
Kforce, Inc.*	24,400	305,000
Korn/Ferry International*	34,900	575,850
MPS Group, Inc.*	77,500	1,064,850
On Assignment, Inc.*	27,200	194,480
School Specialty, Inc.*	10,600	247,934
Spherion Corp.*	45,800	257,396
TrueBlue, Inc.*	35,300	522,793
Volt Information Sciences, Inc.*	10,200	102,000
Watson Wyatt Worldwide, Inc., Class A	6,800	323,136

		4,636,986

Road & Rail (2.4%)
Amerco, Inc.*	7,600	377,872
Arkansas Best Corp.	20,500	603,315
Avis Budget Group, Inc.*	34,800	456,576
Celadon Group, Inc.*	4,300	46,655
Dollar Thrifty Automotive Group, Inc.*	23,000	589,030
Genesee & Wyoming, Inc., Class A*^	197,000	6,430,080
Heartland Express, Inc.	16,600	253,482
Kansas City Southern*^	37,300	1,241,717
Knight Transportation, Inc.	10,000	192,900
Old Dominion Freight Line, Inc.*	18,900	580,230
Patriot Transportation Holding, Inc.*	500	47,230
RailAmerica, Inc.*	11,300	137,860
Saia, Inc.*	235,700	3,493,074
Universal Truckload Services, Inc.	4,600	83,260
Vitran Corp., Inc.*	330,000	3,587,100

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Werner Enterprises, Inc.	35,500	$702,545
YRC Worldwide, Inc.*	54,600	45,853

		18,868,779

Trading Companies & Distributors (0.9%)
Aceto Corp.	22,000	113,300
Aircastle Ltd.	38,400	378,240
Applied Industrial Technologies, Inc.^	94,700	2,090,029
Beacon Roofing Supply, Inc.*	5,800	92,800
BlueLinx Holdings, Inc.*	8,900	24,653
DXP Enterprises, Inc.*	147,600	1,929,132
H&E Equipment Services, Inc.*	23,800	249,662
Houston Wire & Cable Co.	7,400	88,060
Interline Brands, Inc.*	27,800	480,106
Kaman Corp.	3,600	83,124
Lawson Products, Inc.	4,100	72,365
Rush Enterprises, Inc., Class A*	21,600	256,824
TAL International Group, Inc.	11,900	157,437
Textainer Group Holdings Ltd.	7,500	126,750
United Rentals, Inc.*	49,800	488,538
Watsco, Inc.	1,900	93,062
Willis Lease Finance Corp.*	4,800	72,000

		6,796,082

Transportation Infrastructure (0.0%)
CAI International, Inc.*	9,900	89,397

Total Industrials		178,841,629

Information Technology (6.8%)
Communications Equipment (0.9%)
3Com Corp.*	57,900	434,250
ADC Telecommunications, Inc.*	66,600	413,586
ADTRAN, Inc.	10,700	241,285
Airvana, Inc.*	10,700	81,320
Anaren, Inc.*	1,800	27,090
Arris Group, Inc.*	27,200	310,896
Bel Fuse, Inc., Class B	8,800	189,112
Black Box Corp.	15,000	425,100
Cogo Group, Inc.*	19,300	142,241
Communications Systems, Inc.	6,200	77,128
Digi International, Inc.*	15,500	141,360
Emcore Corp.*	74,400	79,608
EMS Technologies, Inc.*	2,800	40,600
Emulex Corp.*	6,322	68,910
Extreme Networks, Inc.*	81,200	233,044
Globecomm Systems, Inc.*	16,100	125,902
Harmonic, Inc.*	16,900	106,977
Harris Stratex Networks, Inc.*	50,300	347,573
NETGEAR, Inc.*	21,000	455,490
Network Equipment Technologies, Inc.*	14,700	59,535
Oplink Communications, Inc.*	5,600	91,784
Opnext, Inc.*	23,600	44,840
Palm, Inc.*	14,700	147,588
PC-Tel, Inc.*	16,200	95,904
Plantronics, Inc.	4,793	124,522
Polycom, Inc.*	42,400	1,058,728
Powerwave Technologies, Inc.*	103,200	130,032
SeaChange International, Inc.*	15,100	99,207
Sonus Networks, Inc.*	169,100	356,801

	Number of Shares	Value (Note 1)

Sycamore Networks, Inc.	15,930	$333,096
Symmetricom, Inc.*	38,800	201,760
Tekelec*	35,800	547,024
UTStarcom, Inc.*	97,100	212,649

		7,444,942

Computers & Peripherals (0.4%)
ActivIdentity Corp.*	30,700	72,145
Adaptec, Inc.*	104,000	348,400
Avid Technology, Inc.*	19,700	251,372
Cray, Inc.*	9,700	62,274
Diebold, Inc.	29,700	844,965
Electronics for Imaging, Inc.*	42,300	550,323
Imation Corp.*	24,500	213,640
Intevac, Inc.*	18,400	211,048
Rimage Corp.*	8,700	150,858
Silicon Graphics International Corp.*	20,700	145,107
Super Micro Computer, Inc.*	4,500	50,040

		2,900,172

Electronic Equipment, Instruments & Components (2.3%)
Agilysys, Inc.	13,100	119,210
Anixter International, Inc.*	21,100	993,810
Benchmark Electronics, Inc.*	330,300	6,245,973
Checkpoint Systems, Inc.*	24,300	370,575
China Security & Surveillance Technology, Inc.*	6,500	49,660
Cognex Corp.	26,900	476,668
Coherent, Inc.*	18,600	552,978
CPI International, Inc.*	4,100	54,284
CTS Corp.	25,900	249,158
DDi Corp.*	12,400	60,636
Echelon Corp.*	7,600	87,856
Electro Rent Corp.	16,300	188,102
Electro Scientific Industries, Inc.*	22,100	239,122
ICx Technologies, Inc.*	5,700	54,264
Insight Enterprises, Inc.*	32,800	374,576
L-1 Identity Solutions, Inc.*	15,900	119,091
Littelfuse, Inc.*	18,000	578,700
Measurement Specialties, Inc.*	14,000	140,700
Mercury Computer Systems, Inc.*	18,200	200,382
Methode Electronics, Inc.	27,000	234,360
MTS Systems Corp.	12,300	353,502
Newport Corp.*	30,500	280,295
OSI Systems, Inc.*	3,200	87,296
Park Electrochemical Corp.	6,300	174,132
PC Connection, Inc.*	9,300	62,775
PC Mall, Inc.*	7,700	40,194
Plexus Corp.*	21,800	621,300
Rofin-Sinar Technologies, Inc.*	99,800	2,356,278
Rogers Corp.*	10,800	327,348
Scansource, Inc.*	20,200	539,340
SMART Modular Technologies (WWH), Inc.*	31,800	200,022
Spectrum Control, Inc.*	12,400	117,428
SYNNEX Corp.*	13,100	401,646
Technitrol, Inc.	37,000	162,060
TTM Technologies, Inc.*	35,400	408,162
X-Rite, Inc.*	26,700	58,206
Zygo Corp.*	14,300	96,239

		17,676,328

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Internet Software & Services (0.4%)
Digital River, Inc.*	6,400	$172,736
DivX, Inc.*	12,200	68,808
EarthLink, Inc.	77,100	640,701
InfoSpace, Inc.*	14,000	119,980
Internap Network Services Corp.*	42,000	197,400
Internet Brands, Inc., Class A*	12,100	94,743
Internet Capital Group, Inc.*	14,500	96,425
Ipass, Inc.*	50,100	52,104
j2 Global Communications, Inc.*	3,600	73,260
Keynote Systems, Inc.	6,300	68,733
ModusLink Global Solutions, Inc.*	36,700	345,347
Openwave Systems, Inc.*	44,400	101,232
Perficient, Inc.*	18,600	156,798
RealNetworks, Inc.*	35,900	133,189
support.com, Inc.*	35,500	93,720
TechTarget, Inc.*	11,900	66,997
United Online, Inc.	67,400	484,606
Web.com Group, Inc.*	20,100	131,253

		3,098,032

IT Services (0.6%)
Acxiom Corp.*	9,400	126,148
CACI International, Inc., Class A*	21,600	1,055,160
CIBER, Inc.*	59,600	205,620
CSG Systems International, Inc.*	11,200	213,808
Dynamics Research Corp.*	6,400	67,904
Euronet Worldwide, Inc.*	4,651	102,090
Global Cash Access Holdings, Inc.*	4,000	29,960
Hackett Group, Inc.*	19,900	55,322
infoGROUP, Inc.*	11,700	93,834
Information Services Group, Inc.*	23,600	74,812
Integral Systems, Inc.*	9,500	82,270
ManTech International Corp., Class A*	3,700	178,636
MAXIMUS, Inc.	1,500	75,000
Ness Technologies, Inc.*	34,100	167,090
Online Resources Corp.*	8,900	46,814
SRA International, Inc., Class A*	24,700	471,770
StarTek, Inc.*	9,800	73,304
Tier Technologies, Inc., Class B*	8,500	68,000
Unisys Corp.*	32,470	1,252,043
Virtusa Corp.*	3,100	28,086

		4,467,671

Semiconductors & Semiconductor Equipment (1.5%)
Actel Corp.*	15,200	180,576
Advanced Energy Industries, Inc.*	7,100	107,068
ANADIGICS, Inc.*	12,900	54,438
ATMI, Inc.*	17,700	329,574
Brooks Automation, Inc.*	55,000	471,900
Cabot Microelectronics Corp.*	16,900	557,024
CEVA, Inc.*	1,800	23,148
Cohu, Inc.^	266,700	3,720,465
Cymer, Inc.*	24,800	951,824
DSP Group, Inc.*	17,200	96,836
Entegris, Inc.*	107,200	566,016
Exar Corp.*	25,400	180,594

	Number of Shares	Value (Note 1)

FEI Co.*	2,900	$67,744
FormFactor, Inc.*	2,900	63,104
GSI Technology, Inc.*	18,600	83,328
IXYS Corp.*	3,000	22,260
Lattice Semiconductor Corp.*	88,300	238,410
MEMSIC, Inc.*	14,600	47,888
Micrel, Inc.	22,400	183,680
Microtune, Inc.*	20,900	47,234
MKS Instruments, Inc.*	41,000	713,810
OmniVision Technologies, Inc.*	71,800	1,043,254
Pericom Semiconductor Corp.*	22,000	253,660
Photronics, Inc.*	40,600	180,670
RF Micro Devices, Inc.*	19,936	95,095
Rudolph Technologies, Inc.*	14,500	97,440
Sigma Designs, Inc.*	7,100	75,970
Silicon Image, Inc.*	61,700	159,186
Silicon Storage Technology, Inc.*	74,800	191,488
Standard Microsystems Corp.*	14,500	301,310
Trident Microsystems, Inc.*	35,800	66,588
TriQuint Semiconductor, Inc.*	52,100	312,600
Veeco Instruments, Inc.*	12,464	411,810
Virage Logic Corp.*	15,000	82,500
White Electronic Designs Corp.*	22,600	105,542
Zoran Corp.*	9,500	104,975

		12,189,009

Software (0.7%)
American Software, Inc., Class A	500	3,000
Epicor Software Corp.*	41,200	313,944
ePlus, Inc.*	3,600	59,436
Fair Isaac Corp.	40,900	871,579
i2 Technologies, Inc.*	3,100	59,272
JDA Software Group, Inc.*	5,600	142,632
Lawson Software, Inc.*	67,400	448,210
Mentor Graphics Corp.*	69,900	617,217
Monotype Imaging Holdings, Inc.*	17,900	161,637
NetScout Systems, Inc.*	2,100	30,744
Pervasive Software, Inc.*	15,300	73,746
Quest Software, Inc.*	45,700	840,880
SonicWALL, Inc.*	40,800	310,488
Symyx Technologies, Inc.*	7,200	39,600
Take-Two Interactive Software, Inc.*	56,300	565,815
THQ, Inc.*	15,400	77,616
TIBCO Software, Inc.*	93,800	903,294
VASCO Data Security International, Inc.*	6,100	38,247

		5,557,357

Total Information Technology		53,333,511

Materials (8.4%)
Chemicals (3.9%)
A. Schulman, Inc.	19,200	387,456
Airgas, Inc.^	67,900	3,232,040
American Vanguard Corp.	13,100	108,730
Ampal American Israel, Class A*	15,800	42,660
Arch Chemicals, Inc.	17,500	540,400
Cabot Corp.	101,300	2,657,099
Ferro Corp.	69,500	572,680
H.B. Fuller Co.	149,600	3,403,400

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

ICO, Inc.	16,900	$123,539
Innophos Holdings, Inc.	15,100	347,149
Innospec, Inc.	20,900	210,881
Koppers Holdings, Inc.	6,300	191,772
Minerals Technologies, Inc.	15,700	855,179
NL Industries, Inc.	2,800	19,432
Olin Corp.	59,140	1,036,133
OM Group, Inc.*	25,449	798,844
PolyOne Corp.*	62,400	466,128
Quaker Chemical Corp.	9,300	191,952
Rockwood Holdings, Inc.*	41,200	970,672
RPM International, Inc.	216,300	4,397,379
Sensient Technologies Corp.	40,800	1,073,040
ShengdaTech, Inc.*	23,300	142,829
Solutia, Inc.*	96,900	1,230,630
Spartech Corp.	26,800	274,968
Stepan Co.	700	45,367
W.R. Grace & Co.*	42,600	1,079,910
Westlake Chemical Corp.	234,900	5,856,057
Zoltek Cos., Inc.*	23,400	222,300

		30,478,626

Construction Materials (0.1%)
Headwaters, Inc.*	44,200	288,184
Texas Industries, Inc.	19,700	689,303
U.S. Concrete, Inc.*	34,500	31,395
United States Lime & Minerals, Inc.*	538	18,577

		1,027,459

Containers & Packaging (0.5%)
AptarGroup, Inc.	60,200	2,151,548
Boise, Inc.*	10,800	57,348
Bway Holding Co.*	5,100	98,022
Graphic Packaging Holding Co.*	97,200	337,284
Myers Industries, Inc.	27,600	251,160
Rock-Tenn Co., Class A	4,000	201,640
Silgan Holdings, Inc.	10,300	596,164

		3,693,166

Metals & Mining (2.9%)
A.M. Castle & Co.	13,200	180,708
Allied Nevada Gold Corp.*	6,900	104,052
AMCOL International Corp.	15,100	429,142
Brush Engineered Materials, Inc.*	16,500	305,910
Century Aluminum Co.*	46,000	744,740
China Precision Steel, Inc.*	31,000	63,550
Coeur d’Alene Mines Corp.*	61,410	1,109,065
Commercial Metals Co.	135,000	2,112,750
General Moly, Inc.*	49,300	102,544
Gerdau Ameristeel Corp.^	339,200	2,798,400
Haynes International, Inc.	10,700	352,779
Hecla Mining Co.*	197,300	1,219,314
Horsehead Holding Corp.*	35,600	453,900
Kaiser Aluminum Corp.	12,800	532,736
Olympic Steel, Inc.	7,900	257,382
Reliance Steel & Aluminum Co.	115,000	4,970,300
RTI International Metals, Inc.*	24,800	624,216
Steel Dynamics, Inc.	275,000	4,873,000
Stillwater Mining Co.*	29,700	281,556
United States Steel Corp.^	13,600	749,632

	Number of Shares	Value (Note 1)

Universal Stainless & Alloy Products, Inc.*	5,900	$111,274
US Gold Corp.*	66,800	165,664
Worthington Industries, Inc.	5,100	66,657

		22,609,271

Paper & Forest Products (1.0%)
Buckeye Technologies, Inc.*	30,800	300,608
Clearwater Paper Corp.*	8,600	472,742
Deltic Timber Corp.	1,800	83,124
Domtar Corp.*	33,900	1,878,399
Glatfelter	212,600	2,583,090
KapStone Paper and Packaging Corp.*	26,100	257,085
Louisiana-Pacific Corp.*	104,300	728,014
Neenah Paper, Inc.	11,800	164,610
Schweitzer-Mauduit International, Inc.	14,400	1,013,040
Wausau Paper Corp.	23,700	274,920

		7,755,632

Total Materials		65,564,154

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.5%)
Atlantic Tele-Network, Inc.	7,600	418,076
Cincinnati Bell, Inc.*	133,646	461,079
Consolidated Communications Holdings, Inc.	10,000	175,000
General Communication, Inc., Class A*	17,700	112,926
Global Crossing Ltd.*	4,300	61,275
Iowa Telecommunications Services, Inc.	22,900	383,804
Premiere Global Services, Inc.*	263,600	2,174,700
SureWest Communications*	10,900	108,564

		3,895,424

Wireless Telecommunication Services (0.0%)
Syniverse Holdings, Inc.*	9,800	171,304
USA Mobility, Inc.	2,400	26,424

		197,728

Total Telecommunication Services		4,093,152

Utilities (4.3%)
Electric Utilities (1.8%)
Allete, Inc.	24,495	800,497
Central Vermont Public Service Corp.	9,800	203,840
Cleco Corp.	49,200	1,344,636
El Paso Electric Co.*	37,500	760,500
Empire District Electric Co.	29,400	550,662
IDACORP, Inc.	38,400	1,226,880
MGE Energy, Inc.	19,300	689,782
NV Energy, Inc.	373,200	4,620,216
PNM Resources, Inc.	72,400	915,860
Portland General Electric Co.	61,200	1,249,092
UIL Holdings Corp.	23,800	668,304
UniSource Energy Corp.	29,800	959,262
Unitil Corp.	8,800	202,224

		14,191,755

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Gas Utilities (1.8%)
Atmos Energy Corp.^	50,900	$1,496,460
Chesapeake Utilities Corp.	7,870	252,234
Energen Corp.	72,900	3,411,720
Laclede Group, Inc.	17,900	604,483
New Jersey Resources Corp.	28,700	1,073,380
Nicor, Inc.	36,900	1,553,490
Northwest Natural Gas Co.	22,200	999,888
Piedmont Natural Gas Co., Inc.	56,200	1,503,350
South Jersey Industries, Inc.	21,969	838,776
Southwest Gas Corp.	36,400	1,038,492
WGL Holdings, Inc.	40,900	1,371,786

		14,144,059

Multi-Utilities (0.4%)
Avista Corp.	45,700	986,663
Black Hills Corp.	32,400	862,812
CH Energy Group, Inc.	13,100	557,012
NorthWestern Corp.	29,900	777,998

		3,184,485

Water Utilities (0.3%)
American States Water Co.	15,300	541,773
Artesian Resources Corp., Class A	6,100	111,691
California Water Service Group	15,100	555,982
Connecticut Water Service, Inc.	6,800	168,436
Consolidated Water Co., Ltd.	7,500	107,175
Middlesex Water Co.	11,800	208,034
Pennichuck Corp.	3,400	71,842
SJW Corp.	11,300	255,041
Southwest Water Co.	18,900	111,321
York Water Co.	6,900	100,119

		2,231,414

Total Utilities		33,751,713

Total Common Stocks (98.6%) (Cost $752,563,539)		772,083,874

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $103,485)	8,470	123,239

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	88,800	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*	4,995	1,222

Total Industrials		1,222

Total Rights (0.0%) (Cost $—)		1,222

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10#(p)	$410,000	$409,966

Short-Term Investments of Cash Collateral for Securities Loaned (1.3%)
Credit Suisse (USA) LLC, Repurchase Agreement
0.00%, 1/4/10(u)	5,884,940	5,884,940
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09(h)(s)	1,409,991	274,948
Monumental Global Funding II
0.43%, 5/26/10(l)	2,650,000	2,597,265
Pricoa Global Funding I
0.40%, 6/25/10(l)	1,689,917	1,665,424

Total Short-Term Investments of Cash Collateral for Securities Loaned		10,422,577

Time Deposit (1.6%)
JPMorgan Chase Nassau
0.000%, 1/4/10	12,246,738	12,246,738

Total Short-Term Investments (3.0%) (Cost/Amortized Cost $24,291,570)		23,079,281

Total Investments (101.6%) (Cost/Amortized Cost $776,958,594)		795,287,616
Other Assets Less Liabilities (-1.6%)		(12,615,462)

Net Assets (100%)		$782,672,154

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,124 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts with a total collateral value of $409,966.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $6,002,689.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
America Service Group, Inc.	$5,350,000	$—	$2,064,625	$4,761,000	$40,250	$949,003

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	68	March-10	$4,041,355	$4,242,520	$201,165

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$118,489,830	$—	$—	$118,489,830
Consumer Staples	19,403,401	—	—	19,403,401
Energy	71,293,639	—	—	71,293,639
Financials	188,426,213	—	1,124	188,427,337
Health Care	38,885,508	—	—	38,885,508
Industrials	178,841,629	—	—	178,841,629
Information Technology	53,333,511	—	—	53,333,511
Materials	65,564,154	—	—	65,564,154
Telecommunication Services	4,093,152	—	—	4,093,152
Utilities	33,751,713	—	—	33,751,713
Futures	201,165	—	—	201,165

Investment Companies
Investment Companies	123,239	—	—	123,239

Rights
Financials	—	—	—	—
Industrials	1,222	—	—	1,222

Short-Term Investments	—	23,079,281	—	23,079,281

Total Assets	$772,408,376	$23,079,281	$1,124	$795,488,781

Total Liabilities	$—	$—	$—	$—

Total	$772,408,376	$23,079,281	$1,124	$795,488,781

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	1,124

Balance as of 12/31/09	$1,124

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$1,124

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	201,165
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$201,165

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,368,250	—	—	1,368,250
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,368,250	$—	$—	$1,368,250

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	201,165	—	—	201,165
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$201,165	$—	$—	$201,165

The Portfolio held futures contracts with an average notional balance of approximately $3,354,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$458,026,086
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$580,730,425

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$125,176,952
Aggregate gross unrealized depreciation	(110,475,848)

Net unrealized appreciation	$14,701,104

Federal income tax cost of investments	$780,586,512

At December 31, 2009, the Portfolio had loaned securities with a total value of $11,207,282. This was secured by collateral of $11,634,848 which was received as cash and subsequently invested in short-term investments currently valued at $10,422,577, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $497,117,855 of which $237,563,279 expires in the year 2016, and $259,554,576 expires in the year 2017.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $776,958,594) (Securities on loan at market value $11,207,282)	$795,287,616
Cash	39,866
Dividends, interest and other receivables	1,052,448
Receivable from Separate Accounts for Trust shares sold	207,834
Receivable for securities sold	63,645

Total assets	796,651,409

LIABILITIES
Payable for return of cash collateral on securities loaned	11,634,848
Payable for securities purchased	730,610
Payable to Separate Accounts for Trust shares redeemed	496,303
Distribution fees payable - Class B	380,220
Investment management fees payable	341,985
Administrative fees payable	258,597
Variation margin payable on futures contracts	46,240
Trustees’ fees payable	1,458
Accrued expenses	88,994

Total liabilities	13,979,255

NET ASSETS	$782,672,154

Net assets were comprised of:
Paid in capital	$1,281,419,712
Accumulated undistributed net investment income (loss)	(204,868)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(517,072,877)
Net unrealized appreciation (depreciation) on investments and futures	18,530,187

Net assets	$782,672,154

Class A
Net asset value, offering and redemption price per share, $201,332,228 / 23,209,237 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.67

Class B
Net asset value, offering and redemption price per share, $581,339,926 / 66,960,042 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends ($40,250 of dividend income received from affiliates) (net of $2,043 foreign withholding tax)	$14,054,772
Interest	753
Securities lending (net)	101,158

Total income	14,156,683

EXPENSES
Investment management fees	6,351,162
Distribution fees - Class B	1,266,295
Administrative fees	1,226,770
Printing and mailing expenses	164,388
Professional fees	72,880
Trustees' fees	11,139
Custodian fees	7,500
Miscellaneous	15,541

Gross expenses	9,115,675
Less: Fees paid indirectly	(2,019,559)

Net expenses	7,096,116

NET INVESTMENT INCOME (LOSS)	7,060,567

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($949,003 of realized gain (loss) from affiliates)	(214,788,848)
Foreign currency transactions	509
Futures	1,368,250

Net realized gain (loss)	(213,420,089)

Change in unrealized appreciation (depreciation) on:
Securities	387,126,840
Futures	201,165

Net change in unrealized appreciation (depreciation)	387,328,005

NET REALIZED AND UNREALIZED GAIN (LOSS)	173,907,916

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$180,968,483

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,060,567	$3,478,092
Net realized gain (loss) on investments, futures and foreign currency transactions	(213,420,089)	(296,890,842)
Net change in unrealized appreciation (depreciation) on investments and futures	387,328,005	(201,580,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,968,483	(494,993,319)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(2,290,689)	(1,454,138)
Class B	(5,214,890)	(1,814,260)

	(7,505,579)	(3,268,398)

Distributions from net realized capital gains
Class A	—	(1,359,535)
Class B	—	(3,142,013)

	—	(4,501,548)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,505,579)	(7,769,946)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,463,202 and 2,165,916 shares, respectively ]	10,041,375	21,131,804
Capital shares issued in reinvestment of dividends and distributions [ 268,471 and 351,563 shares, respectively ]	2,290,689	2,813,673
Capital shares repurchased [ (13,588,645) and (23,427,863) shares, respectively ]	(108,397,361)	(242,504,041)

Total Class A transactions	(96,065,297)	(218,558,564)

Class B
Capital shares sold [ 6,304,512 and 4,655,483 shares, respectively ]	45,034,173	42,737,903
Capital shares issued in reinvestment of dividends and distributions [ 610,630 and 582,928 shares, respectively ]	5,214,890	4,956,273
Capital shares repurchased [ (13,083,686) and (19,378,975) shares, respectively ]	(94,275,320)	(186,700,967)

Total Class B transactions	(44,026,257)	(139,006,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(140,091,554)	(357,565,355)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,371,350	(860,328,620)
NET ASSETS:
Beginning of year	749,300,804	1,609,629,424

End of year (a)	$782,672,154	$749,300,804

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(204,868)	$52,871

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009	2008	2007		2006		2005
Net asset value, beginning of year	$6.92	$11.23	$13.70		$13.37		$14.02

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.05 (e)	0.10	(e)	0.07	(e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	1.77	(4.28)	(1.42)		2.09		0.61

Total from investment operations	1.85	(4.23)	(1.32)		2.16		0.67

Less distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.07)		(0.08)		(0.06)
Distributions from net realized gains	—	(0.04)	(1.08)		(1.75)		(1.26)

Total dividends and distributions	(0.10)	(0.08)	(1.15)		(1.83)		(1.32)

Net asset value, end of year	$8.67	$6.92	$11.23		$13.70		$13.37

Total return	26.76%	(37.75)%	(9.62)%		16.38%		4.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$201,332	$242,715	$628,684		$577,637		$523,308
Ratio of expenses to average net assets:
After waivers	1.05%	1.23%	1.07	%(c)	0.85	%(c)	0.79%
After waivers and fees paid indirectly	0.77%	1.17%	1.06%		0.77	%(c)	0.70%
Before waivers and fees paid indirectly	1.05%	1.23%	1.10%		0.85	%(c)	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers	0.82%	0.42%	0.71%		0.40	%(c)	0.37%
After waivers and fees paid indirectly	1.09%	0.47%	0.72%		0.47	%(c)	0.46%
Before waivers and fees paid indirectly	0.82%	0.42%	0.68%		0.40	%(c)	0.37%
Portfolio turnover rate	63%	98%	103%		114%		90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	#	$—		$—

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class B	2009	2008	2007		2006		2005
Net asset value, beginning of year	$6.93	$11.24	$13.71		$13.38		$14.02

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.02 (e)	0.07	(e)	0.03	(e)	0.03 (e)
Net realized and unrealized gain (loss) on investments	1.77	(4.27)	(1.42)		2.09		0.62

Total from investment operations	1.83	(4.25)	(1.35)		2.12		0.65

Less distributions:
Dividends from net investment income	(0.08)	(0.02)	(0.04)		(0.04)		(0.03)
Distributions from net realized gains	—	(0.04)	(1.08)		(1.75)		(1.26)

Total dividends and distributions	(0.08)	(0.06)	(1.12)		(1.79)		(1.29)

Net asset value, end of year	$8.68	$6.93	$11.24		$13.71		$13.38

Total return	26.40%	(37.87)%	(9.84)%		16.07%		4.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$581,340	$506,586	$980,945		$1,326,859		$1,153,566
Ratio of expenses to average net assets:
After waivers	1.30%	1.48%	1.32	%(c)	1.10	%(c)	1.04%
After waivers and fees paid indirectly	1.03%	1.42%	1.31	%(c)	1.02	%(c)	0.95%
Before waivers and fees paid indirectly	1.30%	1.48%	1.35	%(c)	1.10	%(c)	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers	0.60%	0.17%	0.48%		0.15	%(c)	0.12%
After waivers and fees paid indirectly	0.87%	0.23%	0.50%		0.22	%(c)	0.21%
Before waivers and fees paid indirectly	0.60%	0.17%	0.46%		0.15	%(c)	0.12%
Portfolio turnover rate	63%	98%	103%		114%		90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	#	$—		$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company**

➢	RCM Capital Management LLC

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.*
Portfolio – Class A Shares	58.80%	3.67%	1.73%
Portfolio – Class B Shares	58.60	3.41	1.47
S&P North American Technology Sector Index†	63.19	3.75	1.65
Russell 1000® Technology Index	64.47	4.71	2.01
Russell 1000® Index	28.43	0.79	2.08

*   Date of inception 12/31/01

†  In 2009, the Investment Manager revised the Portfolio’s benchmark index to be the S&P North American Technology Index, which more closely reflects the market sectors in which the portfolio invests.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

**	Effective May 1, 2009, AXA Equitable Life Insurance Company was added as a sub-adviser of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 58.80% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P North American Technology Sector Index 63.19%, the Russell 1000® Technology Index 64.47% and the Russell 1000® Index 28.43%.

Asset Class Overview

Over the 12 months, the S&P North America Technology Sector Index rose 63.19% for the year. Three sectors of technology beat the benchmark: internet, semiconductors, and computers.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000® Technology Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the Information Technology sector aided the Portfolio’s performance.

•	Security selection in the Computers & Peripherals, Semiconductors & Semiconductor Equipment, and Electronic Equipment & Instruments industries assisted performance.

•

On an individual basis, SeaGate Technology, manufacturer and marketer of disc drives, contributed to performance. The company reported better-than-expected results driven by higher volumes and favorable margins.

•	Microsoft contributed to returns on a positive basis. Shares of the global technology company gained on earnings and revenue numbers that beat expectations.

•	Shares of Intel, the chip maker, rose over the period as earnings came in ahead of expectations and conditions in the computer industry improved.

What hurt performance during the year:

•	Security selection in IT Services and Communications Equipment detracted from relative performance.

•	Shares of Google, the leading internet search engine, rose as earnings improved over the period. The Portfolio’s underweight position hurt relative results.

•	Shares of management consulting, technology services and outsourcing firm, Accenture, struggled to stay in positive territory as the company lowered its earnings forecast.

•

Western Union, the global money transfer company, benefited from an increase in global transaction volumes over the period. After posting better-than-expected earnings, the company boosted its revenue guidance and outlook. The Portfolio’s overweight position detracted from relative results as the stock lagged the benchmark.

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Exchange Traded Funds	20.1%
Computers & Peripherals	18.7
Software	15.8
Semiconductors & Semiconductor Equipment	11.0
Internet Software & Services	10.3
Communications Equipment	8.6
IT Services	5.5
Consumer Discretionary	3.0
Electronic Equipment, Instruments & Components	2.7
Telecommunication Services	2.0
Industrials	1.1
Materials	0.4
Office Electronics	0.1
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,281.80	$6.79
Hypothetical (5% average return before expenses)	1,000.00	1,019.26	6.01
Class B
Actual	1,000.00	1,280.00	8.22
Hypothetical (5% average return before expenses)	1,000.00	1,018.00	7.27

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.18% and 1.43% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.0%)
Auto Components (0.1%)
Johnson Controls, Inc.	27,480	$748,555

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	7,460	451,927
Strayer Education, Inc.^	1,550	329,359

		781,286

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	111,705	15,026,557
Blue Nile, Inc.*	1,300	82,329
Expedia, Inc.*	17,600	452,496
Netflix, Inc.*	7,986	440,348
NutriSystem, Inc.	2,600	81,042
priceline.com, Inc.*	3,700	808,450

		16,891,222

Total Consumer Discretionary		18,421,063

Industrials (1.1%)
Construction & Engineering (0.4%)
Quanta Services, Inc.*^	105,610	2,200,912

Electrical Equipment (0.3%)
ABB Ltd. (ADR)*	40,530	774,123
SunPower Corp., Class B*^	59,170	1,239,612

		2,013,735

Professional Services (0.4%)
Verisk Analytics, Inc., Class A*	77,850	2,357,298

Total Industrials		6,571,945

Information Technology (72.7%)
Communications Equipment (8.6%)
3Com Corp.*	33,100	248,250
ADC Telecommunications, Inc.*	8,100	50,301
ADTRAN, Inc.	4,700	105,985
Arris Group, Inc.*	10,900	124,587
Blue Coat Systems, Inc.*	3,500	99,890
Brocade Communications Systems, Inc.*	35,200	268,576
Ciena Corp.*^	38,100	413,004
Cisco Systems, Inc.*	573,166	13,721,594
CommScope, Inc.*	8,000	212,240
Comtech Telecommunications Corp.*	2,400	84,120
EchoStar Corp., Class A*	3,200	64,448
Emulex Corp.*	6,700	73,030
F5 Networks, Inc.*^	161,335	8,547,528
Harris Corp.	11,000	523,050
Infinera Corp.*	8,000	70,960
InterDigital, Inc.*	3,600	95,544
JDS Uniphase Corp.*	19,200	158,400
Juniper Networks, Inc.*	90,710	2,419,236
Motorola, Inc.*^	845,255	6,559,179
Palm, Inc.*	14,000	140,560
Plantronics, Inc.	4,100	106,518
Polycom, Inc.*	6,900	172,293
QUALCOMM, Inc.	217,485	10,060,856
Research In Motion Ltd.*	42,000	2,836,680

	Number of Shares	Value (Note 1)

Riverbed Technology, Inc.*^	213,090	$4,894,677
Sonus Networks, Inc.*	21,300	44,943
Sycamore Networks, Inc.^	1,500	31,365
Tekelec*	5,600	85,568
Tellabs, Inc.*	32,400	184,032
ViaSat, Inc.*	2,400	76,272

		52,473,686

Computers & Peripherals (18.7%)
Acer, Inc.	242,908	725,676
Acer, Inc. (GDR)	74,150	1,115,090
Apple, Inc.*	177,360	37,398,130
Avid Technology, Inc.*	2,400	30,624
Dell, Inc.*	240,680	3,456,165
Diebold, Inc.	5,700	162,165
Electronics for Imaging, Inc.*	3,400	44,234
EMC Corp.*	640,740	11,193,728
Hewlett-Packard Co.	610,623	31,453,191
HTC Corp.	56,900	647,579
Intermec, Inc.*	3,900	50,154
International Business Machines Corp.	107,232	14,036,669
Lexmark International, Inc., Class A*	6,700	174,066
NCR Corp.*	13,800	153,594
NetApp, Inc.*	229,260	7,884,251
QLogic Corp.*^	68,500	1,292,595
SanDisk Corp.*	19,100	553,709
Seagate Technology^	140,840	2,561,879
STEC, Inc.*	2,700	44,118
Sun Microsystems, Inc.*	62,900	589,373
Synaptics, Inc.*	2,700	82,755
Teradata Corp.*	14,300	449,449
Western Digital Corp.*	18,800	830,020

		114,929,214

Electronic Equipment, Instruments & Components (2.7%)
Agilent Technologies, Inc.*	28,900	897,923
Amphenol Corp., Class A	126,412	5,837,706
Anixter International, Inc.*	2,500	117,750
Arrow Electronics, Inc.*	10,100	299,061
Avnet, Inc.*	12,700	383,032
AVX Corp.	3,900	49,413
Benchmark Electronics, Inc.*	5,400	102,114
Celestica, Inc.*	17,900	168,976
Cogent, Inc.*	4,200	43,638
Corning, Inc.	200,900	3,879,379
Delta Electronics, Inc.	286,080	889,847
Dolby Laboratories, Inc., Class A*	4,500	214,785
FLIR Systems, Inc.*	12,700	415,544
Hon Hai Precision Industry Co., Ltd.	99,431	467,744
Ingram Micro, Inc., Class A*	14,000	244,300
Itron, Inc.*	3,400	229,738
Jabil Circuit, Inc.	16,400	284,868
L-1 Identity Solutions, Inc.*	5,600	41,944
Molex, Inc.	11,300	243,515
National Instruments Corp.^	4,800	141,360
Plexus Corp.*	3,300	94,050
Rofin-Sinar Technologies, Inc.*	2,400	56,664

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

SYNNEX Corp.*	1,700	$52,122
Tech Data Corp.*	4,300	200,638
Trimble Navigation Ltd.*^	50,000	1,260,000
Vishay Intertechnology, Inc.*	16,200	135,270

		16,751,381

Internet Software & Services (10.3%)
Akamai Technologies, Inc.*^	62,285	1,577,679
Baidu, Inc. (ADR)*	11,908	4,896,927
DealerTrack Holdings, Inc.*	3,200	60,128
Digital River, Inc.*	3,200	86,368
EarthLink, Inc.	8,900	73,959
eBay, Inc.*	94,100	2,215,114
Equinix, Inc.*^	63,123	6,700,507
Google, Inc., Class A*	46,639	28,915,247
GSI Commerce, Inc.*	2,700	68,553
IAC/InterActiveCorp*	8,200	167,936
j2 Global Communications, Inc.*	3,800	77,330
NetEase.com, Inc. (ADR)*^	76,240	2,867,386
Open Text Corp.*	4,800	195,120
Rackspace Hosting, Inc.*	5,700	118,845
SAVVIS, Inc.*	2,900	40,745
SINA Corp.*	111,315	5,029,212
Sohu.com, Inc.*	20,560	1,177,677
Tencent Holdings Ltd.	277,510	5,981,010
ValueClick, Inc.*	6,900	69,828
VeriSign, Inc.*	16,100	390,264
WebMD Health Corp.*	4,100	157,809
Yahoo!, Inc.*	147,781	2,479,765

		63,347,409

IT Services (5.5%)
Accenture plc, Class A	42,400	1,759,600
Acxiom Corp.*	6,800	91,256
Affiliated Computer Services, Inc., Class A*	8,200	489,458
Alliance Data Systems Corp.*^	32,916	2,126,044
Automatic Data Processing, Inc.	69,050	2,956,721
Broadridge Financial Solutions, Inc.	11,700	263,952
CACI International, Inc., Class A*	2,500	122,125
Cognizant Technology Solutions Corp., Class A*	176,635	8,001,565
Computer Sciences Corp.*	12,700	730,631
Convergys Corp.*	10,300	110,725
Cybersource Corp.*	6,100	122,671
DST Systems, Inc.*	3,200	139,360
Euronet Worldwide, Inc.*	4,300	94,385
Fidelity National Information Services, Inc.	27,350	641,084
Fiserv, Inc.*	12,800	620,544
Gartner, Inc.*	5,000	90,200
Genpact Ltd.*^	8,210	122,329
Global Payments, Inc.	6,800	366,248
Hewitt Associates, Inc., Class A*	7,000	295,820
Hi Sun Technology China Ltd.*	321,000	179,314
Lender Processing Services, Inc.	8,000	325,280
ManTech International Corp., Class A*	1,900	91,732
Mastercard, Inc., Class A	8,000	2,047,840
MAXIMUS, Inc.	1,500	75,000

	Number of Shares	Value (Note 1)

NeuStar, Inc., Class A*	6,400	$147,456
Paychex, Inc.	27,000	827,280
SAIC, Inc.*	33,200	628,808
Sapient Corp.*^	54,500	450,715
SRA International, Inc., Class A*	3,400	64,940
Syntel, Inc.	1,100	41,833
TeleTech Holdings, Inc.*	2,900	58,087
Tivit Terceirizacao de Tecnologia e Servicos S.A.	74,630	680,237
Total System Services, Inc.	16,700	288,409
Unisys Corp.*	3,600	138,816
VeriFone Holdings, Inc.*	6,200	101,556
Visa, Inc., Class A^	50,875	4,449,528
Western Union Co.	191,350	3,606,948
Wright Express Corp.*	3,100	98,766

		33,447,263

Office Electronics (0.1%)
Xerox Corp.	72,500	613,350
Zebra Technologies Corp., Class A*	4,900	138,964

		752,314

Semiconductors & Semiconductor Equipment (11.0%)
Advanced Micro Devices, Inc.*	47,100	455,928
Altera Corp.	24,700	558,961
Amkor Technology, Inc.*	11,300	80,908
Analog Devices, Inc.^	219,510	6,932,126
Applied Materials, Inc.	111,800	1,558,492
Applied Micro Circuits Corp.*^	32,100	239,787
Atheros Communications, Inc.*	5,600	191,744
Atmel Corp.*	38,000	175,180
Broadcom Corp., Class A*	88,300	2,777,035
Cavium Networks, Inc.*	3,200	76,256
Cree, Inc.*	8,700	490,419
Cymer, Inc.*	2,400	92,112
Cypress Semiconductor Corp.*	13,500	142,560
Epistar Corp.	155,000	579,530
Epistar Corp. (GDR)*§	20,200	366,428
Fairchild Semiconductor International, Inc.*	10,400	103,896
FEI Co.*	3,000	70,080
FormFactor, Inc.*	4,000	87,040
Hittite Microwave Corp.*	1,900	77,425
Infineon Technologies AG*	258,980	1,429,717
Integrated Device Technology, Inc.*	13,900	89,933
Intel Corp.	1,148,195	23,423,178
International Rectifier Corp.*	6,000	132,720
Intersil Corp., Class A	10,300	158,002
KLA-Tencor Corp.	14,300	517,088
Lam Research Corp.*^	21,850	856,738
Linear Technology Corp.	18,600	568,044
LSI Corp.*	54,900	329,949
Marvell Technology Group Ltd.*^	46,770	970,477
Maxim Integrated Products, Inc.^	100,385	2,037,815
MediaTek, Inc.	39,000	677,272
MEMC Electronic Materials, Inc.*	19,100	260,142
Micrel, Inc.	3,600	29,520
Microchip Technology, Inc.	15,300	444,618

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Micron Technology, Inc.*	70,900	$748,704
Microsemi Corp.*	6,900	122,475
MKS Instruments, Inc.*	3,900	67,899
National Semiconductor Corp.	19,900	305,664
Netlogic Microsystems, Inc.*	2,000	92,520
Novellus Systems, Inc.*	8,300	193,722
NVIDIA Corp.*	46,500	868,620
ON Semiconductor Corp.*^	711,916	6,271,980
PMC-Sierra, Inc.*	18,500	160,210
Power Integrations, Inc.	2,300	83,628
Rambus, Inc.*	8,900	217,160
RF Micro Devices, Inc.*	23,000	109,710
Semtech Corp.*	5,200	88,452
Silicon Laboratories, Inc.*	3,800	183,692
Skyworks Solutions, Inc.*^	63,300	898,227
Taiwan Semiconductor Manufacturing Co., Ltd.	358,889	719,909
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)^	216,170	2,472,985
Teradyne, Inc.*^	14,300	153,439
Tessera Technologies, Inc.*	4,200	97,734
Texas Instruments, Inc.	196,715	5,126,393
TriQuint Semiconductor, Inc.*^	113,720	682,320
Varian Semiconductor Equipment Associates, Inc.*	6,200	222,456
Veeco Instruments, Inc.*	3,300	109,032
Xilinx, Inc.	23,100	578,886
Zoran Corp.*	4,400	48,620

		67,605,557

Software (15.8%)
Activision Blizzard, Inc.*	205,165	2,279,383
Adobe Systems, Inc.*	58,080	2,136,182
Advent Software, Inc.*	1,300	52,949
ANSYS, Inc.*	7,400	321,604
Ariba, Inc.*	7,200	90,144
Autodesk, Inc.*	19,200	487,872
Blackbaud, Inc.	3,800	89,794
Blackboard, Inc.*	2,800	127,092
BMC Software, Inc.*	38,960	1,562,296
CA, Inc.	33,200	745,672
Cadence Design Systems, Inc.*	22,500	134,775
Citrix Systems, Inc.*	15,300	636,633
CommVault Systems, Inc.*	3,600	85,284
Compuware Corp.*	19,200	138,816
Concur Technologies, Inc.*^	3,600	153,900
Electronic Arts, Inc.*	27,200	482,800
FactSet Research Systems, Inc.	3,500	230,545
Fair Isaac Corp.	4,000	85,240
Informatica Corp.*	7,600	196,536
Intuit, Inc.*	26,400	810,744
Jack Henry & Associates, Inc.	7,100	164,152
JDA Software Group, Inc.*	2,700	68,769
Lawson Software, Inc.*	11,500	76,475
Longtop Financial Technologies Ltd. (ADR)*^	21,400	792,228
McAfee, Inc.*	21,870	887,266
Mentor Graphics Corp.*	8,200	72,406
MICROS Systems, Inc.*	6,700	207,901
Microsoft Corp.	1,569,223	47,845,609
MicroStrategy, Inc., Class A*	800	75,216

	Number of Shares	Value (Note 1)

NetSuite, Inc.*	1,600	$25,568
Novell, Inc.*	29,100	120,765
Nuance Communications, Inc.*	19,200	298,368
Oracle Corp.	655,198	16,078,559
Parametric Technology Corp.*	10,000	163,400
Pegasystems, Inc.	1,300	44,200
Progress Software Corp.*	3,200	93,472
Quest Software, Inc.*	5,200	95,680
Red Hat, Inc.*^	99,230	3,066,207
Rovi Corp.*	8,700	277,269
Salesforce.com, Inc.*^	127,645	9,416,372
Shanda Interactive Entertainment Ltd. (ADR)*^	14,685	772,578
SolarWinds, Inc.*	2,900	66,729
Solera Holdings, Inc.	5,900	212,459
SuccessFactors, Inc.*	145,876	2,418,624
Sybase, Inc.*	6,800	295,120
Symantec Corp.*	67,900	1,214,731
Synopsys, Inc.*	12,300	274,044
Take-Two Interactive Software, Inc.*	6,700	67,335
Taleo Corp., Class A*	3,300	77,616
TIBCO Software, Inc.*	14,200	136,746
TiVo, Inc.*	39,460	401,703
VMware, Inc., Class A*^	5,385	228,216
Websense, Inc.*	3,500	61,110

		96,945,154

Total Information Technology		446,251,978

Materials (0.4%)
Chemicals (0.4%)
Monsanto Co.	27,315	2,233,001

Total Materials		2,233,001

Telecommunication Services (2.0%)
Diversified Telecommunication Services (0.1%)
China Telecom Corp., Ltd. (ADR)	12,371	512,407

Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A*	176,470	7,625,269
Crown Castle International Corp.*	114,825	4,482,768

		12,108,037

Total Telecommunication Services		12,620,444

Total Common Stocks (79.2%) (Cost $372,523,401)		486,098,431

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (20.1%)
iShares S&P North American Technology Sector Index Fund*	148,750	8,065,225
Technology Select Sector SPDR Fund	5,052,100	115,541,527

Total Investment Companies (20.1%) (Cost $97,785,156)		123,606,752

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.1%)
Credit Suisse (USA) LLC, Repurchase Agreement 0.00%, 1/4/10(u)	$4,290,744	$4,290,743
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09(h)(s)	849,994	165,748
Monumental Global Funding II 0.43%, 5/26/10(l)	1,590,000	1,558,359
Pricoa Global Funding I 0.40%, 6/25/10(l)	1,009,950	995,312

Total Short-Term Investments of Cash Collateral for Securities Loaned		7,010,162

Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	7,287,660	7,287,660

Total Short-Term Investments (2.3%) (Cost/Amortized Cost $15,028,347)		14,297,822

Total Investments (101.6%) (Cost/Amortized Cost $485,336,904)		624,003,005
Other Assets Less Liabilities (-1.6%)		(9,908,718)

Net Assets (100%)		$614,094,287

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $366,428 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.000% - 4.500%, maturing 8/1/24 to 2/1/39, which had a total value of $4,376,594.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$18,421,063	$—	$—	$18,421,063
Industrials	6,571,945	—	—	6,571,945
Information Technology	432,159,053	14,092,925	—	446,251,978
Materials	2,233,001	—	—	2,233,001
Telecommunication Services	12,620,444	—	—	12,620,444
Investment Companies
Exchange Traded Funds (ETFs)	123,606,752	—	—	123,606,752
Short-Term Investments	—	14,297,822	—	14,297,822

Total Assets	$595,612,258	$28,390,747	$—	$624,003,005

Total Liabilities	$—	$—	$—	$—

Total	$595,612,258	$28,390,747	$—	$624,003,005

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$643,530,472
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$569,276,789

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$108,960,754
Aggregate gross unrealized depreciation	(3,280,710)

Net unrealized appreciation	$105,680,044

Federal income tax cost of investments	$518,322,961

At December 31, 2009, the Portfolio had loaned securities with a total value of $7,530,063. This was secured by collateral of $7,740,688 which was received as cash and subsequently invested in short-term investments currently valued at $7,010,162, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $1,515 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $201,099,710 of which $38,254,621 expires in the year 2010, $25,653,017 expires in the year 2011, $18,596,528 expires in the year 2016, and $118,595,544 expires in the year 2017.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $485,336,904) (Securities on loan at market value $7,530,063)	$624,003,005
Foreign cash (Cost $1,221,766)	1,236,256
Cash	7,463
Receivable from Separate Accounts for Trust shares sold	843,083
Dividends, interest and other receivables	93,393
Other assets	1,291

Total assets	626,184,491

LIABILITIES
Payable for return of cash collateral on securities loaned	7,740,688
Payable to Separate Accounts for Trust shares redeemed	1,842,234
Payable for securities purchased	1,708,578
Investment management fees payable	478,633
Distribution fees payable - Class B	125,447
Administrative fees payable	87,840
Trustees’ fees payable	7,472
Accrued expenses	99,312

Total liabilities	12,090,204

NET ASSETS	$614,094,287

Net assets were comprised of:
Paid in capital	$709,504,725
Accumulated undistributed net investment income (loss)	(6,941)
Accumulated undistributed net realized gains (losses) on investments and foreign currency transactions	(234,084,293)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	138,680,796

Net assets	$614,094,287

Class A
Net asset value, offering and redemption price per share, $11,949,449 / 1,076,089 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.10

Class B
Net asset value, offering and redemption price per share, $602,144,838/ 55,333,042 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $29,024 foreign withholding tax)	$4,393,173
Interest	1,056
Securities lending (net)	175,841

Total income	4,570,070

EXPENSES
Investment management fees	4,304,211
Distribution fees - Class B	1,110,163
Administrative fees	833,914
Printing and mailing expenses	102,261
Professional fees	74,970
Custodian fees	63,000
Trustees’ fees	7,217
Miscellaneous	16,256

Gross expenses	6,511,992
Less: Fees paid indirectly	(457,235)

Net expenses	6,054,757

NET INVESTMENT INCOME (LOSS)	(1,484,687)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(73,158,440)
Foreign currency transactions	(430,888)

Net realized gain (loss)	(73,589,328)

Change in unrealized appreciation (depreciation) on:
Securities	284,804,775
Foreign currency translations	367,868

Net change in unrealized appreciation (depreciation)	285,172,643

NET REALIZED AND UNREALIZED GAIN (LOSS)	211,583,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$210,098,628

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,484,687)	$(3,801,137)
Net realized gain (loss) on investments and foreign currency transactions	(73,589,328)	(88,883,999)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	285,172,643	(224,983,907)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,098,628	(317,669,043)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 188,682 and 872,625 shares, respectively ]	1,664,376	9,947,303
Capital shares repurchased [ (132,240) and (2,602,977) shares, respectively ]	(1,072,283)	(26,549,959)

Total Class A transactions	592,093	(16,602,656)

Class B
Capital shares sold [ 21,774,382 and 14,217,141 shares, respectively ]	190,294,003	148,874,264
Capital shares repurchased [ (14,791,991) and (16,465,307) shares, respectively ]	(125,909,355)	(168,507,712)

Total Class B transactions	64,384,648	(19,633,448)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	64,976,741	(36,236,104)

TOTAL INCREASE (DECREASE) IN NET ASSETS	275,075,369	(353,905,147)
NET ASSETS:
Beginning of year	339,018,918	692,924,065

End of year (a)	$614,094,287	$339,018,918

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,941)	$(18,288)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008		2007		2006		2005
Net asset value, beginning of year	$6 .99		$13.18		$11.12		$10.34		$9.26

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	(0.05	)(e)	(0.08	)(e)	(0.07	)(e)	(0.08	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.12		(6.14)		2.14		0.85		1.16

Total from investment operations	4.11		(6.19)		2.06		0.78		1.08

Net asset value, end of year	$11.10		$6.99		$13.18		$11.12		$10.34

Total return	58.80%		(46.97)%		18.53%		7.54%		11.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,949		$7,124		$36,248		$28,469		$27,263
Ratio of expenses to average net assets:
After fees paid indirectly	1.09%		1.41%		1.41%		1.39%		1.36%
Before fees paid indirectly	1.19%		1.42%		1.42%		1.43%		1.42%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.08)%		(0.41)%		(0.62)%		(0.69)%		(0.85)%
Before fees paid indirectly	(0.19)%		(0.42)%		(0.63)%		(0.72)%		(0.91)%
Portfolio turnover rate	129%		148%		132%		163%		148%

	Year Ended December 31,
Class B	2009		2008		2007		2006		2005
Net asset value, beginning of year	$6.86		$12.98		$10.98		$10.23		$9.19

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	(0.07	)(e)	(0.11	)(e)	(0.10	)(e)	(0.10	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.05		(6.05)		2.11		0.85		1.14

Total from investment operations	4.02		(6.12)		2.00		0.75		1.04

Net asset value, end of year	$10.88		$6.86		$12.98		$10.98		$10.23

Total return	58.60%		(47.15)%		18.21%		7.33%		11.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$602,145		$331,894		$656,676		$516,556		$507,474
Ratio of expenses to average net assets:
After fees paid indirectly	1.34%		1.66	%(c)	1.66%		1.64%		1.61%
Before fees paid indirectly	1.44%		1.67	%(c)	1.67%		1.68%		1.67%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.33)%		(0.73)%		(0.87)%		(0.94)%		(1.10)%
Before fees paid indirectly	(0.43)%		(0.74)%		(0.88)%		(0.97)%		(1.16)%
Portfolio turnover rate	129%		148%		132%		163%		148%
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.

See Notes to Financial Statements.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – Class A Shares	20.57%	(0.76)%
Portfolio – Class B Shares	20.40	(0.98)
S&P 500 Index†	26.46	(2.47)
Barclays Capital U.S. Aggregate Bond Index†	5.93	6.09
MSCI EAFE Index†	31.78	(2.57)
Target 2015 Composite Index	20.25	0.65

*   Date of inception 8/31/06

†  In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Target 2015 Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 20.57% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Portfolios Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 12 underlying EQ Advisors Trust and AXA Premier VIP Portfolios. These included 8 equity portfolios and 4 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (33.1%) and high yield bonds (0.6%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (14.5%), large cap value stocks (15.4%), international stocks (23.5%) and small and mid cap stocks (12.8%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Equity 500 Index Portfolio	24.0%
EQ/Core Bond Index Portfolio	22.5
EQ/International ETF Portfolio	14.3
EQ/Global Multi-Sector Equity Portfolio	14.2
Multimanager Multi-Sector Bond Portfolio	6.3
Multimanager Large Cap Value Portfolio	4.5
EQ/Small Company Index Portfolio	4.3
EQ/Global Bond PLUS Portfolio	3.0
Multimanager Mid Cap Value Portfolio	2.9
Multimanager Aggressive Equity Portfolio	2.8
EQ/Quality Bond PLUS Portfolio	0.9
Multimanager Mid Cap Growth Portfolio	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,158.80	$1.90
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	1,158.80	3.26
Hypothetical (5% average return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	1,871,953	$17,570,196
EQ/Equity 500 Index Portfolio‡	963,031	18,717,898
EQ/Global Bond PLUS Portfolio‡	242,872	2,345,774
EQ/Global Multi-Sector Equity Portfolio‡	974,924	11,054,803
EQ/International ETF Portfolio‡	1,604,938	11,114,508
EQ/Quality Bond PLUS Portfolio‡	74,863	675,211
EQ/Small Company Index Portfolio‡	400,858	3,379,482
Multimanager Aggressive Equity Portfolio‡	94,460	2,206,176
Multimanager Large Cap Value Portfolio‡	405,514	3,534,974
Multimanager Mid Cap Growth Portfolio*‡	33,611	244,230
Multimanager Mid Cap Value Portfolio‡	273,161	2,217,760
Multimanager Multi-Sector Bond Portfolio‡	1,309,322	4,898,169

Total Investment Companies (100.1%) (Cost $80,933,286)		77,959,181

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (0.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $196,846)	$196,846	$196,846

Total Investments (100.4%) (Cost/Amortized Cost $81,130,132)		78,156,027
Other Assets Less Liabilities (-0.4%)		(280,649)

Net Assets (100%)		$77,875,378

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Bond Index Portfolio(a)	$15,264,311	$2,988,511	$1,215,040	$—	$516,618	$(8,580)
EQ/Core Bond Index Portfolio(b)	—	920,267	290,327	17,570,196	445,923	4,165
EQ/Equity 500 Index Portfolio	13,867,546	4,737,527	5,107,274	18,717,898	359,965	(1,606,853)
EQ/Global Bond PLUS Portfolio(c)	—	2,481,618	165,445	2,345,774	6,626	10,715
EQ/Global Multi-Sector Equity Portfolio(d)	3,000,069	5,944,891	1,293,420	11,054,803	141,844	(662,793)
EQ/International ETF Portfolio	10,111,089	3,944,621	7,023,327	11,114,508	931,283	(3,164,176)
EQ/PIMCO Ultra Short Bond Portfolio(e)	547,408	422,450	1,018,448	—	—	(19,911)
EQ/Quality Bond PLUS Portfolio	—	838,787	165,024	675,211	19,974	8,088
EQ/Small Company Index Portfolio	2,644,635	699,287	998,040	3,379,482	47,400	(375,497)
Multimanager Aggressive Equity Portfolio	2,800,187	1,080,111	3,847,933	2,206,176	7,229	(1,343,902)
Multimanager Large Cap Value Portfolio	3,208,569	1,075,846	2,101,752	3,534,974	66,331	(714,532)
Multimanager Mid Cap Growth Portfolio	153,771	42,063	31,552	244,230	—	(10,627)
Multimanager Mid Cap Value Portfolio	1,401,247	376,340	266,054	2,217,760	60,230	(96,459)
Multimanager Multi-Sector Bond Portfolio(f)	3,444,376	1,864,548	829,736	4,898,169	225,049	(239,534)

	$56,443,208	$27,416,867	$24,353,372	$77,959,181	$2,828,472	$(8,219,896)

(a)	merged into EQ/Core Bond Index Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Evergreen International Bond Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/PIMCO Real Return Portfolio
(f)	formerly known as Multimanager High Yield Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio's assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (Including Quoted Prices for Similar Securities, Interest Rates, Prepayment Speeds, Credit Risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s Own Assumptions in Determining the Fair Value of Investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$77,959,181	$—	$77,959,181
Short-Term Investments	—	196,846	—	196,846

Total Assets	$—	$78,156,027	$—	$78,156,027

Total Liabilities	$—	$—	$—	$—

Total	$—	$78,156,027	$—	$78,156,027

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$27,416,867
Net Proceeds of Sales and Redemptions:
Investment Companies	$15,723,460

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,718,255
Aggregate gross unrealized depreciation	(4,581,945)

Net unrealized depreciation	$(2,863,690)

Federal income tax cost of investments	$81,019,717

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $80,933,286)	$77,959,181
Unaffiliated Issuers (Cost $196,846)	196,846
Receivable from Separate Accounts for Trust shares sold	42,425
Receivable for securities sold	25,231
Receivable from investment manager	18,855
Other assets	57

Total assets	78,242,595

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	288,579
Distribution fees payable - Class B	7,566
Trustees’ fees payable	84
Accrued expenses	70,988

Total liabilities	367,217

NET ASSETS	$77,875,378

Net assets were comprised of:
Paid in capital	$93,702,129
Accumulated undistributed net investment income (loss)	110,270
Accumulated undistributed net realized gain (loss) on investments	(12,962,916)
Unrealized appreciation (depreciation) on investments	(2,974,105)

Net assets	$77,875,378

Class A
Net asset value, offering and redemption price per share, $42,218,181 / 5,085,354 shares outstanding (unlimited amount authorized: $0.001 par value).	$8.30

Class B
Net asset value, offering and redemption price per share, $35,657,197 / 4,293,191 shares outstanding (unlimited amount authorized: $0.001 par value).	$8.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,828,472

EXPENSES
Administrative fees	131,109
Custodian fees	102,500
Distribution fees - Class B	70,754
Investment management fees	64,629
Professional fees	59,207
Printing and mailing expenses	26,736
Trustees’ fees	1,062
Miscellaneous	6,472

Gross expenses	462,469
Less: Waiver from investment advisor	(165,380)

Net expenses	297,089

NET INVESTMENT INCOME (LOSS)	2,531,383

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(8,629,912)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	410,016

Net realized gain (loss)	(8,219,896)
Net change in unrealized appreciation (depreciation) on securities	18,452,478

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,232,582

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,763,965

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,531,383	$2,144,715
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(8,219,896)	(3,693,007)
Net change in unrealized appreciation (depreciation) on investments	18,452,478	(21,060,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,763,965	(22,608,575)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,614,306)	(1,352,082)
Class B	(1,282,611)	(905,135)

	(2,896,917)	(2,257,217)

Distributions from net realized capital gains
Class A	(67,832)	(382,443)
Class B	(57,790)	(237,911)

	(125,622)	(620,354)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,022,539)	(2,877,571)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 734,573 and 5,416,870 shares, respectively ]	5,551,763	56,270,383
Capital shares issued in reinvestment of dividends and distributions [ 202,770 and 241,780 shares, respectively ]	1,682,138	1,734,525
Capital shares repurchased [ (471,085) and (1,093,022) shares, respectively ]	(3,621,161)	(9,277,484)

Total Class A transactions	3,612,740	48,727,424

Class B
Capital shares sold [ 2,170,695 and 3,049,586 shares, respectively ]	16,161,152	28,434,019
Capital shares issued in reinvestment of dividends and distributions [ 161,500 and 160,317 shares, respectively ]	1,340,401	1,143,046
Capital shares repurchased [ (1,301,954) and (1,165,277) shares, respectively ]	(9,501,524)	(10,095,569)

Total Class B transactions	8,000,029	19,481,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,612,769	68,208,920

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,354,195	42,722,774
NET ASSETS:
Beginning of year	56,521,183	13,798,409

End of year (a)	$77,875,378	$56,521,183

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$110,270	$322,205

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2009		2008		2007		August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$7.17		$10.85		$10.54		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.30	(e)	0.40	(e)	0.26	(e)	0.23	(e)
Net realized and unrealized gain (loss) on investments	1.17		(3.69)		0.53		0.56

Total from investment operations	1.47		(3.29)		0.79		0.79

Less distributions:
Dividends from net investment income	(0.33)		(0.31)		(0.35)		(0.25)
Distributions from net realized gains	(0.01)		(0.08)		(0.13)		—	#

Total dividends and distributions	(0.34)		(0.39)		(0.48)		(0.25)

Net asset value, end of period	$8.30		$7.17		$10.85		$10.54

Total return (b)	20.57%		(30.31)%		7.49%		7.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,218		$33,119		$580		$540
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%		0.35%		0.35%		0.35%
Before waivers and reimbursements (a)(f)	0.60%		0.55%		1.81%		7.98	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.88%		4.45%		2.37%		6.68	%(l)
Before waivers and reimbursements (a)(f)(x)	3.63%		4.25%		0.91%		(1.66	)%(l)
Portfolio turnover rate	24%		43%		12%		3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.02		$0.02		$0.16		$0.29

	Year Ended December 31,
Class B	2009		2008		2007		August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$7.17		$10.85		$10.54		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.30	(e)	0.36	(e)	0.46	(e)	0.39	(e)
Net realized and unrealized gain (loss) on investments	1.16		(3.67)		0.30		0.39

Total from investment operations	1.46		(3.31)		0.76		0.78

Less distributions:
Dividends from net investment income	(0.31)		(0.29)		(0.32)		(0.24)
Distributions from net realized gains	(0.01)		(0.08)		(0.13)		—	#

Total dividends and distributions	(0.32)		(0.37)		(0.45)		(0.24)

Net asset value, end of period	$8.31		$7.17		$10.85		$10.54

Total return (b)	20.40%		(30.50)%		7.22%		7.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,657		$23,402		$13,218		$2,023
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements (a)(f)	0.85	%(c)	0.80	%(c)	2.06	%(c)	8.23	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.96%		3.97%		4.12%		11.01	%(l)
Before waivers and reimbursements (a)(f)(x)	3.70%		3.63%		2.72%		3.72	%(l)
Portfolio turnover rate	24%		43%		12%		3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.02		$0.03		$0.16		$0.26

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying Portfolios unless otherwise noted.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – Class A Shares	23.56	(1.77)
Portfolio – Class B Shares	23.25	(2.03)
S&P 500 Index†	26.46	(2.47)
Barclays Capital U.S. Aggregate Bond Index†	5.93	6.09
MSCI EAFE Index†	31.78	(2.57)
Target 2025 Composite Index	23.20	(0.44)
* Date of inception 8/31/06

†In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Target 2025 Composite Index is no longer a benchmark of the Portfolio.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 23.56% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Portfolios Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 12 underlying EQ Advisors Trust and AXA Premier VIP Portfolios. These included 8 equity portfolios and 4 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (20.6%) and high yield bonds (0.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (17.8%), large cap value stocks (18.7%), international stocks (26.7%) and small and mid cap stocks (15.7%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Equity 500 Index Portfolio	32.2%
EQ/International ETF Portfolio	17.0
EQ/Global Multi-Sector Equity Portfolio	14.9
EQ/Core Bond Index Portfolio	12.9
EQ/Small Company Index Portfolio	5.8
Multimanager Multi-Sector Bond Portfolio	4.7
Multimanager Large Cap Value Portfolio	4.4
Multimanager Mid Cap Value Portfolio	3.2
Multimanager Aggressive Equity Portfolio	2.3
EQ/Global Bond PLUS Portfolio	1.7
EQ/Quality Bond PLUS Portfolio	0.7
Multimanager Mid Cap Growth Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,185.20	$1.93
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	1,183.80	3.30
Hypothetical (5% average return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	1,142,577	$10,724,254
EQ/Equity 500 Index Portfolio‡	1,377,192	26,767,722
EQ/Global Bond PLUS Portfolio‡	144,556	1,396,190
EQ/Global Multi-Sector Equity Portfolio‡	1,088,486	12,342,503
EQ/International ETF Portfolio‡	2,034,682	14,090,571
EQ/Quality Bond PLUS Portfolio‡	60,415	544,896
EQ/Small Company Index Portfolio‡	573,455	4,834,588
Multimanager Aggressive Equity Portfolio‡	82,294	1,922,042
Multimanager Large Cap Value Portfolio‡	423,084	3,688,139
Multimanager Mid Cap Growth Portfolio*‡	28,182	204,779
Multimanager Mid Cap Value Portfolio‡	331,114	2,688,273
Multimanager Multi-Sector Bond Portfolio‡	1,039,068	3,887,150

Total Investment Companies (100.6%) (Cost $90,628,713)		83,091,107

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (0.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $136,254)	$136,254	$136,254

Total Investments (100.8%) (Cost/Amortized Cost $90,764,967)		83,227,361
Other Assets Less Liabilities (-0.8%)		(654,983)

Net Assets (100%)		$82,572,378

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Bond Index Portfolio(a)	$8,823,115	$1,542,188	$267,772	$—	$305,916	$(794)
EQ/Core Bond Index Portfolio(b)	—	756,683	65,278	10,724,254	270,148	484
EQ/Equity 500 Index Portfolio	17,485,334	6,305,600	2,933,661	26,767,722	508,928	(1,045,540)
EQ/Global Bond PLUS Portfolio(c)	—	1,432,572	60,389	1,396,190	5,529	4,468
EQ/Global Multi- Sector Equity Portfolio(d)	2,933,722	6,788,170	599,091	12,342,503	157,053	(308,600)
EQ/International ETF Portfolio	10,963,054	4,830,939	5,020,713	14,090,571	1,167,608	(2,118,997)
EQ/PIMCO Ultra Short Bond Portfolio(e)	423,252	225,722	698,409	—	—	(22,923)
EQ/Quality Bond PLUS Portfolio	—	602,880	60,172	544,896	15,315	2,142
EQ/Small Company Index Portfolio	3,531,876	946,589	1,055,805	4,834,588	67,147	(482,504)
Multimanager Aggressive Equity Portfolio	2,924,488	1,089,114	4,456,561	1,922,042	6,110	(1,510,194)
Multimanager Large Cap Value Portfolio	3,262,534	1,075,936	1,942,102	3,688,139	68,173	(628,585)
Multimanager Mid Cap Growth Portfolio	114,461	42,774	14,531	204,779	—	(6,126)
Multimanager Mid Cap Value Portfolio	1,617,642	399,304	109,007	2,688,273	72,574	(47,704)
Multimanager Multi-Sector Bond Portfolio(f)	2,150,542	1,819,651	263,451	3,887,150	176,026	(91,868)

	$54,230,020	$27,858,122	$17,546,942	$83,091,107	$2,820,527	$(6,256,741)

(a)	merged into EQ/Core Bond Index Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Evergreen International Bond Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/PIMCO Real Return Portfolio
(f)	formerly known as Multimanager High Yield Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$83,091,107	$—	$83,091,107
Short-Term Investments	—	136,254	—	136,254

Total Assets	$—	$83,227,361	$—	$83,227,361

Total Liabilities	$—	$—	$—	$—

Total	$—	$83,227,361	$—	$83,227,361

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$27,858,122
Net Proceeds of Sales and Redemptions:
Investment Companies	$10,774,094

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$848,130
Aggregate gross unrealized depreciation	(8,168,491)

Net unrealized depreciation	$(7,320,361)

Federal income tax cost of investments	$90,547,722

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $90,628,713)	$83,091,107
Unaffiliated Issuers (Cost $136,254)	136,254
Cash	8,598
Receivable from investment manager	18,095
Receivable from Separate Accounts for Trust shares sold	15,455

Total assets	83,269,509

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	392,383
Payable for securities purchased	224,752
Distribution fees payable - Class B	8,183
Trustees’ fees payable	123
Accrued expenses	71,690

Total liabilities	697,131

NET ASSETS	$82,572,378

Net assets were comprised of:
Paid in capital	$98,393,023
Accumulated undistributed net investment income (loss)	217,093
Accumulated undistributed net realized gain (loss) on investments	(8,500,132)
Unrealized appreciation (depreciation) on investments	(7,537,606)

Net assets	$82,572,378

Class A
Net asset value, offering and redemption price per share, $43,236,234 / 5,353,749 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.08

Class B
Net asset value, offering and redemption price per share, $39,336,144 / 4,868,651 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.08

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,820,527

EXPENSES
Administrative fees	131,516
Custodian fees	104,000
Distribution fees - Class B	72,283
Investment management fees	64,900
Professional fees	60,207
Printing and mailing expenses	26,631
Trustees’ fees	1,048
Miscellaneous	6,835

Gross expenses	467,420
Less: Waiver from investment advisor	(167,830)

Net expenses	299,590

NET INVESTMENT INCOME (LOSS)	2,520,937

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(6,772,848)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	516,107

Net realized gain (loss)	(6,256,741)
Net change in unrealized appreciation (depreciation) on securities	18,549,907

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,293,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,814,103

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,520,937	$1,825,577
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(6,256,741)	(902,430)
Net change in unrealized appreciation (depreciation) on investments	18,549,907	(25,537,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,814,103	(24,614,487)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,617,793)	(1,179,240)
Class B	(1,359,604)	(763,601)

	(2,977,397)	(1,942,841)

Distributions from net realized capital gains
Class A	(92,972)	(507,352)
Class B	(79,593)	(298,804)

	(172,565)	(806,156)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,149,962)	(2,748,997)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 854,670 and 5,043,287 shares, respectively ]	6,043,152	52,605,183
Capital shares issued in reinvestment of dividends and distributions [ 212,668 and 242,561 shares, respectively ]	1,710,765	1,686,592
Capital shares repurchased [ (393,114) and (659,409) shares, respectively ]	(2,797,505)	(5,674,222)

Total Class A transactions	4,956,412	48,617,553

Class B
Capital shares sold [ 2,003,209 and 2,146,095 shares, respectively ]	14,553,964	19,443,385
Capital shares issued in reinvestment of dividends and distributions [ 178,808 and 154,462 shares, respectively ]	1,439,197	1,062,405
Capital shares repurchased [ (595,076) and (587,845) shares, respectively ]	(4,265,046)	(5,418,973)

Total Class B transactions	11,728,115	15,086,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,684,527	63,704,370

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,348,668	36,340,886
NET ASSETS:
Beginning of year	54,223,710	17,882,824

End of year (a)	$82,572,378	$54,223,710

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$217,093	$346,565

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					August 31, 2006* to December 31, 2006
Class A	2009	2008		2007
Net asset value, beginning of period	$6.81	$11.02		$10.65		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.28 (e)	0.36	(e)	0.21	(e)	0.19	(e)
Net realized and unrealized gain (loss) on investments	1.32	(4.20)		0.60		0.68

Total from investment operations	1.60	(3.84)		0.81		0.87

Less distributions:
Dividends from net investment income	(0.31)	(0.26)		(0.30)		(0.22)
Distributions from net realized gains	(0.02)	(0.11)		(0.14)		—	#

Total dividends and distributions	(0.33)	(0.37)		(0.44)		(0.22)

Net asset value, end of period	$8.08	$6.81		$11.02		$10.65

Total return (b)	23.56%	(34.83)%		7.62%		8.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,236	$31,868		$585		$544
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.35%	0.35%		0.35%		0.35%
Before waivers and reimbursements (a) (f)	0.61%	0.57%		1.51%		7.39	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.80%	4.11%		1.86%		5.55	%(l)
Before waivers and reimbursements (a) (f) (x)	3.54%	3.90%		0.69%		(2.33	)%(l)
Portfolio turnover rate	17%	21%		15%		2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.02	$0.02		$0.13		$0.27

	Year Ended December 31,					August 31, 2006* to December 31, 2006
Class B	2009	2008		2007
Net asset value, beginning of period	$6.81	$11.02		$10.65		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.29 (e)	0.31	(e)	0.35	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.29	(4.16)		0.43		0.55

Total from investment operations	1.58	(3.85)		0.78		0.86

Less distributions:
Dividends from net investment income	(0.29)	(0.25)		(0.27)		(0.21)
Distributions from net realized gains	(0.02)	(0.11)		(0.14)		—	#

Total dividends and distributions	(0.31)	(0.36)		(0.41)		(0.21)

Net asset value, end of period	$8.08	$6.81		$11.02		$10.65

Total return (b)	23.25%	(35.00)%		7.35%		8.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,336	$22,355		$17,298		$2,154
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.60%	0.60%		0.60%		0.60%
Before waivers and reimbursements (a) (f)	0.86%	0.82	%(c)	1.76	%(c)	7.64	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.98%	3.40%		3.10%		8.86	%(l)
Before waivers and reimbursements (a) (f) (x)	3.72%	3.05%		2.03%		2.18	%(l)
Portfolio turnover rate	17%	21%		15%		2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.02	$0.03		$0.12		$0.24

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying Portfolios unless otherwise noted.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – Class A Shares	25.92	(2.42)
Portfolio – Class B Shares	25.41	(2.67)
S&P 500 Index†	26.46	(2.47)
Barclays Capital U.S. Aggregate Bond Index†	5.93	6.09
MSCI EAFE Index†	31.78	(2.57)
Target 2035 Composite Index	25.42	(1.34)

*   Date of inception 8/31/06

†  In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Target 2035 Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 25.92% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Portfolios Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 12 underlying EQ Advisors Trust and AXA Premier VIP Portfolios. These included 8 equity portfolios and 4 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (10.6%) and high yield bonds (0.3%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (20.5%), large cap value stocks (20.8%), international stocks (29.5%) and small and mid cap stocks (18.3%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Equity 500 Index Portfolio	39.1%
EQ/International ETF Portfolio	18.8
EQ/Global Multi-Sector Equity Portfolio	16.7
EQ/Small Company Index Portfolio	7.7
EQ/Core Bond Index Portfolio	5.7
Multimanager Multi-Sector Bond Portfolio	2.8
Multimanager Mid Cap Value Portfolio	2.7
Multimanager Large Cap Value Portfolio	2.7
Multimanager Aggressive Equity Portfolio	2.1
EQ/Global Bond PLUS Portfolio	0.7
EQ/Quality Bond PLUS Portfolio	0.6
Multimanager Mid Cap Growth Portfolio	0.4

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09- 12/31/09
Class A
Actual	$1,000.00	$1,204.40	$1.94
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	1,203.00	3.33
Hypothetical (5% average return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	258,249	$2,423,931
EQ/Equity 500 Index Portfolio‡	853,564	16,590,251
EQ/Global Bond PLUS Portfolio‡	29,704	286,894
EQ/Global Multi-Sector Equity Portfolio‡	626,634	7,105,492
EQ/International ETF Portfolio‡	1,149,673	7,961,709
EQ/Quality Bond PLUS Portfolio‡	28,678	258,655
EQ/Small Company Index Portfolio‡	389,199	3,281,188
Multimanager Aggressive Equity Portfolio‡	37,881	884,733
Multimanager Large Cap Value Portfolio‡	131,271	1,144,326

	Number of Shares	Value (Note 1)

Multimanager Mid Cap Growth Portfolio*‡	24,879	$180,777
Multimanager Mid Cap Value Portfolio‡	141,491	1,148,745
Multimanager Multi-Sector Bond Portfolio‡	313,341	1,172,206

Total Investments (100.6%) (Cost $44,135,562)		42,438,907
Other Assets Less Liabilities (-0.6%)		(262,941)

Net Assets (100%)		$42,175,966

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Bond Index Portfolio(a)	$1,838,822	$526,749	$60,324	$—	$69,777	$867
EQ/Core Bond Index Portfolio(b)	—	202,947	67,436	2,423,931	61,549	968
EQ/Equity 500 Index Portfolio	9,564,697	5,171,061	1,799,335	16,590,251	319,426	(601,757)
EQ/Global Bond PLUS Portfolio(c)	—	315,276	37,294	286,894	1,875	2,543
EQ/Global Multi-Sector Equity Portfolio(d)	1,525,334	4,217,271	569,568	7,105,492	91,040	(269,730)
EQ/International ETF Portfolio	5,492,134	3,521,525	3,038,231	7,961,709	667,692	(1,204,049)
EQ/PIMCO Ultra Short Bond Portfolio(e)	124,398	90,463	228,025	—	—	(4,379)
EQ/Quality Bond PLUS Portfolio	—	286,285	31,052	258,655	7,851	1,428
EQ/Small Company Index Portfolio	1,673,030	1,440,169	694,501	3,281,188	46,073	(310,322)
Multimanager Aggressive Equity Portfolio	1,392,198	786,455	2,357,801	884,733	2,892	(638,376)
Multimanager Large Cap Value Portfolio	1,507,827	744,672	2,009,028	1,144,326	21,418	(548,087)
Multimanager Mid Cap Growth Portfolio	105,746	30,764	10,769	180,777	—	(3,402)
Multimanager Mid Cap Value Portfolio	621,774	260,836	73,092	1,148,745	31,022	(26,276)
Multimanager Multi-Sector Bond Portfolio(f)	621,675	625,456	167,185	1,172,206	53,852	(56,279)

	$24,467,635	$18,219,929	$11,143,641	$42,438,907	$1,374,467	$(3,656,851)

(a)	merged into EQ/Core Bond Index Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Evergreen International Bond Portfolio
(d)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(e)	formerly known as EQ/PIMCO Real Return Portfolio
(f)	formerly known as Multimanager High Yield Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$42,438,907	$—	$42,438,907

Total Assets	$—	$42,438,907	$—	$42,438,907

Total Liabilities	$—	$—	$—	$—

Total	$—	$42,438,907	$—	$42,438,907

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$18,219,929
Net Proceeds of Sales and Redemptions:
Investment Companies	$7,190,271

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$962,710
Aggregate gross unrealized depreciation	(2,544,205)

Net unrealized depreciation	$(1,581,495)

Federal income tax cost of investments	$44,020,402

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $44,135,562)	$42,438,907
Receivable for securities sold	113,394
Receivable from investment manager	28,162
Receivable from Separate Accounts for Trust shares sold	4,912

Total assets	42,585,375

LIABILITIES
Overdraft payable	142,179
Payable to Separate Accounts for Trust shares redeemed	191,537
Distribution fees payable - Class B	5,827
Trustees’ fees payable	85
Accrued expenses	69,781

Total liabilities	409,409

NET ASSETS	$42,175,966

Net assets were comprised of:
Paid in capital	$48,497,643
Accumulated undistributed net investment income (loss)	115,088
Accumulated undistributed net realized gain (loss) on investments	(4,740,110)
Unrealized appreciation (depreciation) on investments	(1,696,655)

Net assets	$42,175,966

Class A
Net asset value, offering and redemption price per share, $14,680,164 / 1,841,457 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.97

Class B
Net asset value, offering and redemption price per share, $27,495,802 / 3,447,988 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,374,467

EXPENSES
Custodian fees	100,500
Administrative fees	83,011
Professional fees	59,609
Distribution fees - Class B	51,031
Investment management fees	32,564
Printing and mailing expenses	18,063
Trustees’ fees	521
Miscellaneous	4,469

Gross expenses	349,768
Less: Waiver from investment advisor	(115,575)
Reimbursement from investment advisor	(69,086)

Net expenses	165,107

NET INVESTMENT INCOME (LOSS)	1,209,360

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(3,953,370)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	296,519

Net realized gain (loss)	(3,656,851)
Net change in unrealized appreciation (depreciation) on securities	10,894,984

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,238,133

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,447,493

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,209,360	$772,983
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(3,656,851)	(353,044)
Net change in unrealized appreciation (depreciation) on investments	10,894,984	(12,353,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,447,493	(11,933,477)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(532,746)	(352,218)
Class B	(937,221)	(476,040)

	(1,469,967)	(828,258)

Distributions from net realized capital gains
Class A	(44,790)	(197,695)
Class B	(81,335)	(246,026)

	(126,125)	(443,721)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,596,092)	(1,271,979)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 433,989 and 1,544,854 shares, respectively ]	2,958,133	15,928,606
Capital shares issued in reinvestment of dividends and distributions [ 72,784 and 79,746 shares, respectively ]	577,536	549,913
Capital shares repurchased [ (187,611) and (154,903) shares, respectively ]	(1,434,554)	(1,124,312)

Total Class A transactions	2,101,115	15,354,207

Class B
Capital shares sold [ 1,672,210 and 1,467,660 shares, respectively ]	11,638,159	13,372,024
Capital shares issued in reinvestment of dividends and distributions [ 128,295 and 105,984 shares, respectively ]	1,018,556	722,066
Capital shares repurchased [ (540,351) and (262,540) shares, respectively ]	(3,901,489)	(2,189,537)

Total Class B transactions	8,755,226	11,904,553

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,856,341	27,258,760

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,707,742	14,053,304
NET ASSETS:
Beginning of year	24,468,224	10,414,920

End of year (a)	$42,175,966	$24,468,224

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$115,088	$172,194

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class A	2009		2008		2007
Net asset value, beginning of period	$6.59		$11.21		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.25	(e)	0.34	(e)	0.17	(e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.46		(4.58)		0.66		0.78

Total from investment operations	1.71		(4.24)		0.83		0.94

Less distributions:
Dividends from net investment income	(0.30)		(0.24)		(0.27)		(0.18)
Distributions from net realized gains	(0.03)		(0.14)		(0.11)		—	#

Total dividends and distributions	(0.33)		(0.38)		(0.38)		(0.18)

Net asset value, end of period	$7.97		$6.59		$11.21		$10.76

Total return (b)	25.92%		(37.94)%		7.75%		9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,680		$10,038		$589		$547
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.35%		0.35%		0.35%		0.35%
Before waivers and reimbursements (a) (f)	0.91%		0.94%		2.48%		9.66	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.58%		3.92%		1.48%		4.50	%(l)
Before waivers and reimbursements (a) (f) (x)	3.02%		3.33%		(0.64)%		(4.99	)%(l)
Portfolio turnover rate	22%		12%		6%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04		$0.05		$0.24		$0.33

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class B	2009		2008		2007
Net asset value, beginning of period	$6.60		$11.21		$10.76		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.27	(e)	0.30	(e)	0.29	(e)	0.19	(e)
Net realized and unrealized gain (loss) on investments	1.41		(4.55)		0.51		0.74

Total from investment operations	1.68		(4.25)		0.80		0.93

Less distributions:
Dividends from net investment income	(0.28)		(0.22)		(0.24)		(0.17)
Distributions from net realized gains	(0.03)		(0.14)		(0.11)		—	#

Total dividends and distributions	(0.31)		(0.36)		(0.35)		(0.17)

Net asset value, end of period	$7.97		$6.60		$11.21		$10.76

Total return (b)	25.41%		(38.01)%		7.37%		9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,496		$14,430		$9,825		$1,228
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements (a) (f)	1.16	%(c)	1.19	%(c)	2.73	%(c)	9.91	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.79%		3.34%		2.54%		5.42	%(l)
Before waivers and reimbursements (a) (f) (x)	3.22%		2.59%		0.53%		(3.77	)%(l)
Portfolio turnover rate	22%		12%		6%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04		$0.07		$0.23		$0.32

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying Portfolios unless otherwise noted.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – Class A Shares	28.13	(3.20)
Portfolio – Class B Shares	27.80	(3.44)
S&P 500 Index†	26.46	(2.47)
Barclays Capital U.S. Aggregate Bond Index†	5.93	6.09
MSCI EAFE Index†	31.78	(2.57)
Target 2045 Composite Index	27.60	(2.38)

*   Date of inception 8/31/06

†  In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index, which more closely reflects the market sectors in which the Portfolio invests. Accordingly, the Target 2045 Composite Index is no longer a benchmark of the Portfolio.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 28.13% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46%, the Barclays Capital U.S. Aggregate Bond Index 5.93% and the MSCI EAFE Index 31.78%.

Portfolio Adviser

A team of professionals within the AXA Portfolios Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 10 underlying EQ Advisors Trust and AXA Premier VIP Portfolios. These included 8 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (2.0%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (22.5%), large cap value stocks (22.7%), international stocks (32.6%) and small and mid cap stocks (20.2%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Equity 500 Index Portfolio	43.2%
EQ/International ETF Portfolio	21.4
EQ/Global Multi-Sector Equity Portfolio	17.3
EQ/Small Company Index Portfolio	8.5
Multimanager Mid Cap Value Portfolio	3.2
Multimanager Large Cap Value Portfolio	2.9
Multimanager Aggressive Equity Portfolio	2.2
Multimanager Mid Cap Growth Portfolio	0.5
EQ/Core Bond Index Portfolio	0.5
Multimanager Multi-Sector Bond Portfolio	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09- 12/31/09
Class A
Actual	$1,000.00	$1,222.20	$1.96
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79
Class B
Actual	1,000.00	1,220.90	3.36
Hypothetical (5% average return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Core Bond Index Portfolio‡	11,406	$107,057
EQ/Equity 500 Index Portfolio‡	497,512	9,669,867
EQ/Global Multi-Sector Equity Portfolio‡	341,932	3,877,220
EQ/International ETF Portfolio‡	691,712	4,790,238
EQ/Small Company Index Portfolio‡	224,447	1,892,229
Multimanager Aggressive Equity Portfolio‡	20,831	486,534
Multimanager Large Cap Value Portfolio‡	73,783	643,186
Multimanager Mid Cap Growth Portfolio*‡	15,647	113,697
Multimanager Mid Cap Value Portfolio‡	87,342	709,117
Multimanager Multi-Sector Bond Portfolio‡	17,698	66,209

Total Investment Companies (101.1%) (Cost $22,492,801)		22,355,354

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $56,574)	$56,574	$56,574

Total Investments (101.4%) (Cost/Amortized Cost $22,549,375)		22,411,928
Other Assets Less Liabilities (-1.4%)		(319,651)

Net Assets (100%)		$22,092,277

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Bond Index Portfolio(a)	$—	$108,417	$6,603	$—	$3,074	$208
EQ/Core Bond Index Portfolio(b)	—	12,266	5,929	107,057	2,681	162
EQ/Equity 500 Index Portfolio	5,164,352	4,076,963	2,034,072	9,669,867	183,741	(718,033)
EQ/Global Multi-Sector Equity Portfolio(c)	775,313	2,526,030	586,575	3,877,220	49,258	(274,541)
EQ/International ETF Portfolio	2,866,485	2,664,182	1,983,629	4,790,238	396,418	(769,206)
EQ/Small Company Index Portfolio	983,300	927,469	632,990	1,892,229	26,280	(281,036)
Multimanager Aggressive Equity Portfolio	724,968	532,465	1,318,473	486,534	1,544	(323,750)
Multimanager Large Cap Value Portfolio	717,881	552,357	1,070,611	643,186	11,777	(265,058)
Multimanager Mid Cap Growth Portfolio	79,999	—	—	113,697	—	—
Multimanager Mid Cap Value Portfolio	341,906	231,806	87,241	709,117	19,003	(31,305)
Multimanager Multi-Sector Bond Portfolio(d)	—	77,912	12,255	66,209	2,985	647

	$11,654,204	$11,709,867	$7,738,378	$22,355,354	$696,761	$(2,661,912)

(a)	merged into EQ/Core Bond Index Portfolio
(b)	formerly known as EQ/JPMorgan Core Bond Portfolio
(c)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(d)	formerly known as Multimanager High Yield Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$22,355,354	$—	$22,355,354
Short-Term Investments	—	56,574	—	56,574

Total Assets	$—	$22,411,928	$—	$22,411,928

Total Liabilities	$—	$–	$—	$—

Total	$—	$22,411,928	$—	$22,411,928

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$11,709,867
Net Proceeds of Sales and Redemptions:
Investment Companies	$4,902,058

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$637,000
Aggregate gross unrealized depreciation	(732,208)

Net unrealized depreciation	$(95,208)

Federal income tax cost of investments	$22,507,136

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $22,492,801)	$22,355,354
Unaffiliated Issuers (Cost $56,574)	56,574
Receivable from investment manager	20,775
Receivable from Separate Accounts for Trust shares sold	10,740

Total assets	22,443,443

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	263,145
Payable for securities purchased	22,020
Distribution fees payable - Class B	3,715
Trustees’ fees payable	64
Accrued expenses	62,222

Total liabilities	351,166

NET ASSETS	$22,092,277

Net assets were comprised of:
Paid in capital	$25,190,357
Accumulated undistributed net investment income (loss)	42,200
Accumulated undistributed net realized gain (loss) on investments	(3,002,833)
Unrealized appreciation (depreciation) on investments	(137,447)

Net assets	$22,092,277

Class A
Net asset value, offering and redemption price per share, $4,406,510 / 578,602 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.62

Class B
Net asset value, offering and redemption price per share, $17,685,767 / 2,321,296 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.62

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$696,761

EXPENSES
Custodian fees	70,000
Administrative fees	58,902
Professional fees	58,307
Distribution fees - Class B	31,816
Investment management fees	16,491
Printing and mailing expenses	13,826
Trustees’ fees	260
Miscellaneous	3,306

Gross expenses	252,908
Less: Waiver from investment advisor	(75,393)
Reimbursement from investment advisor	(87,919)

Net expenses	89,596

NET INVESTMENT INCOME (LOSS)	607,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(2,836,320)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	174,408

Net realized gain (loss)	(2,661,912)
Net change in unrealized appreciation (depreciation) on securities	6,729,661

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,067,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,674,914

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$607,165	$317,105
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	(2,661,912)	62,779
Net change in unrealized appreciation (depreciation) on investments	6,729,661	(6,615,297)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,674,914	(6,235,413)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(160,118)	(94,101)
Class B	(601,358)	(249,904)

	(761,476)	(344,005)

Distributions from net realized capital gains
Class A	(18,900)	(83,604)
Class B	(70,782)	(212,964)

	(89,682)	(296,568)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(851,158)	(640,573)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 204,967 and 426,915 shares, respectively ]	1,303,788	4,328,983
Capital shares issued in reinvestment of dividends and distributions [ 23,678 and 26,115 shares, respectively ]	179,018	177,705
Capital shares repurchased [ (136,166) and (20,253) shares, respectively ]	(977,476)	(150,888)

Total Class A transactions	505,330	4,355,800

Class B
Capital shares sold [ 1,387,350 and 894,274 shares, respectively ]	9,217,209	7,809,024
Capital shares issued in reinvestment of dividends and distributions [ 88,803 and 68,732 shares, respectively ]	672,140	462,868
Capital shares repurchased [ (557,304) and (150,840) shares, respectively ]	(3,836,201)	(1,224,740)

Total Class B transactions	6,053,148	7,047,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,558,478	11,402,952

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,382,234	4,526,966
NET ASSETS:
Beginning of year	11,710,043	7,183,077

End of year (a)	$22,092,277	$11,710,043

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$42,200	$89,524

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class A	2009		2008		2007
Net asset value, beginning of period	$6.20		$11.16		$10.86		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.22	(e)	0.29	(e)	0.13	(e)	0.12	(e)
Net realized and unrealized gain (loss) on investments	1.52		(4.86)		0.74		0.89

Total from investment operations	1.74		(4.57)		0.87		1.01

Less distributions:
Dividends from net investment income	(0.29)		(0.20)		(0.23)		(0.15)
Distributions from net realized gains	(0.03)		(0.19)		(0.34)		—	#

Total dividends and distributions	(0.32)		(0.39)		(0.57)		(0.15)

Net asset value, end of period	$7.62		$6.20		$11.16		$10.86

Total return (b)	28.13%		(41.18)%		8.09%		10.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,407		$3,014		$595		$551
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.35%		0.35%		0.35%		0.35%
Before waivers and reimbursements (a) (f)	1.33%		1.63%		2.91%		10.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.35%		3.40%		1.13%		3.47	%(l)
Before waivers and reimbursements (a) (f) (x)	2.37%		2.12%		(1.42)%		(6.92	)%(l)
Portfolio turnover rate	30%		5%		23%		7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.07		$0.11		$0.29		$0.36

	Year Ended December 31,						August 31, 2006* to December 31, 2006
Class B	2009		2008		2007
Net asset value, beginning of period	$6.20		$11.16		$10.86		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.25	(e)	0.24	(e)	0.21	(e)	0.18	(e)
Net realized and unrealized gain (loss) on investments	1.47		(4.82)		0.63		0.82

Total from investment operations	1.72		(4.58)		0.84		1.00

Less distributions:
Dividends from net investment income	(0.27)		(0.19)		(0.20)		(0.14)
Distributions from net realized gains	(0.03)		(0.19)		(0.34)		—	#

Total dividends and distributions	(0.30)		(0.38)		(0.54)		(0.14)

Net asset value, end of period	$7.62		$6.20		$11.16		$10.86

Total return (b)	27.80%		(41.33)%		7.82%		10.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,686		$8,696		$6,588		$1,052
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (f)	0.60%		0.60%		0.60%		0.60%
Before waivers and reimbursements (a) (f)	1.58	%(c)	1.88	%(c)	3.16	%(c)	10.84	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a) (f) (x)	3.78%		2.71%		1.78%		5.06	%(l)
Before waivers and reimbursements (a) (f) (x)	2.78%		1.33%		(0.70)%		(5.07	)%(l)
Portfolio turnover rate	30%		5%		23%		7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.07		$0.12		$0.29		$0.36

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying Portfolios unless otherwise noted.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Note 1	Organization and Selected Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware business trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with twenty-one diversified Portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each Portfolio, other than the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (“AXA Allocation Portfolios”), and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio (“Target Allocation Portfolios”), and an allocated portion of the Multimanager Technology Portfolio, is provided by multiple investment sub-advisers (each an “Adviser”).

On January 22, 2008, AXA Equitable contributed $100,000 in seed capital to the Class A shares of the Multimanager Small Cap Growth Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

The AXA Allocation Portfolios and the Target Allocation Portfolios are types of mutual funds often described as “fund of funds.” Each AXA Allocation Portfolio and Target Allocation Portfolio pursues its investment objective by investing exclusively in other affiliated mutual funds managed by AXA Equitable (EQ Advisors Trust and AXA Premier VIP Trust).

All of the Portfolios, except the AXA Allocation Portfolios and Target Allocation Portfolios, employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class A and Class B. The Class B shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, an indirect wholly-owned subsidiary of AXA, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Series of the Trust and to Series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable that currently sell its shares to accounts and plans.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Allocation Portfolio — Seeks long-term capital appreciation.

Multimanager Aggressive Equity Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable), ClearBridge Advisors, LLC, Legg Mason Capital Management, Inc., and Marsico Capital Management, LLC (“Marsico”)) — Long-term growth of capital. On December 29, 2009, Alliance Bernstein replaced SSgA Funds Management, Inc. (“SSgA FM”) as an Adviser to the Portfolio.

Multimanager Core Bond Portfolio (advised by BlackRock Financial Management, Inc., Pacific Investment Management Company LLC (“PIMCO”), and SSgA FM) — To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager International Equity Portfolio (advised by AllianceBernstein, JPMorgan Investment Management Inc., Marsico and SSgA FM) — Long-term growth of capital.

Multimanager Large Cap Core Equity Portfolio (advised by AllianceBernstein, Janus Capital Management LLC, and Thornburg Investment Management, Inc.) — Long-term growth of capital. On December 29, 2009, AllianceBernstein replaced SSgA FM as an Adviser to the Portfolio.

Multimanager Large Cap Growth Portfolio (advised by Goodman & Co. NY Ltd., SSgA FM, T. Rowe Price Associates, Inc. and Westfield Capital Management Company, L.P.) — Long-term growth of capital.

Multimanager Large Cap Value Portfolio (advised by AllianceBernstein, Institutional Capital LLC, and MFS Investment Management) — Long-term growth of capital. On December 29, 2009, AllianceBernstein replaced SSgA FM as an Adviser to the Portfolio.

Multimanager Mid Cap Growth Portfolio (advised by AllianceBernstein, Franklin Advisers, Inc., SSgA FM and Wellington Management Company, LLP (“Wellington Management”)) — Long-term growth of capital.

Multimanager Mid Cap Value Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of AXA Equitable), SSgA FM, Tradewinds Global Investors, LLC and Wellington Management) — Long-term growth of capital.

Multimanager Multi-Sector Bond Portfolio (formerly Multimanager High Yield Portfolio) (advised by PIMCO, Post Advisory Group, LLC and SSgA FM) — High total return through a combination of current income and capital appreciation.

Multimanager Small Cap Growth Portfolio (advised by Eagle Asset Management, Inc., SSgA FM and Wells Capital Management Inc.) — Long-term growth of capital.

Multimanager Small Cap Value Portfolio (advised by Franklin Advisory Services, LLC, Pacific Global Investment Management Company and SSgA FM) — Long-term growth of capital.

Multimanager Technology Portfolio (advised by AXA Equitable, RCM Capital Management LLC (“RCM”), SSgA FM and Wellington Management) — Long-term growth of capital.

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

The Portfolios are subject to the provisions of FASB Accounting Standards Codification TM (“ASC”), “Fair Value Measurements and Disclosure” (ASC 820) (formerly known as SFAS 157). This standard defines fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of inputs used to value each Portfolio’s net assets as of December 31, 2009 is included in the Portfolio of Investments.

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ Stock Market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities.

Options are valued at their last sale price, or if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Investments in Exchange Traded Funds (ETFs) are valued based on last sale or official closing price.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

If market quotations are not readily available for a security or other financial instruments, such securities or instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith and pursuant to procedures adopted by the Board of Trustees of the Trust. Such procedures may include the use of assumptions and inputs including, but not limited to, acquisition price, future cash flows, estimated risk premiums, duration and broker quotations for comparable securities. These securities and other financial instruments may be classified as Level 2 or 3 depending on the significance of the inputs that are not observable.

Investments in the AXA Allocation Portfolios and the Target Allocation Portfolios are valued based on the net asset value per share of each underlying open-end mutual fund (other than ETFs), which follow the policies as described above.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. The value and

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2009 are as follows:

Portfolios:	Market Value	Percentage of Total Investments*
Multimanager International Equity	$1,088,892,904	91.6%
Multimanager Large Cap Core	19,744,233	2.7
Multimanager Large Cap Value	14,824,691	1.0
Multimanager Mid Cap Growth	8,386,756	1.7
Multimanager Mid Cap Value	3,820,710	0.7
Multimanager Technology	12,977,834	2.1

*	excluding Investments of Cash Collateral for Securities on Loan.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities as interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities - at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses - at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (Multimanager Core Bond declares and distributes monthly).

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for derivative transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and affiliated fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2009 and December 31, 2008, were as follows:

	Year Ended December 31, 2009				Year Ended December 31, 2008
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Conservative Allocation	$103,723,297	$2,842,654	$5,670,245	$1,446,446	$66,401,374	$14,776,714	$—	$2,702,908
AXA Conservative- Plus Allocation	137,056,942	3,625,414	1,625,797	331,489	54,829,847	36,745,585	—	2,679,153
AXA Moderate Allocation	789,882,043	12,069,728	41,006,521	562,114	370,627,445	388,857,007	—	11,769,459
AXA Moderate-Plus Allocation	1,071,322,419	21,579,273	67,880,293	944,600	250,828,191	559,424,936	—	20,523,372
AXA Aggressive Allocation	378,718,962	3,685,655	8,055,639	2,976,403	49,303,399	206,971,528	59,296	3,083,153

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	Year Ended December 31, 2009				Year Ended December 31, 2008
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
Multimanager Aggressive Equity	$3,392,378	$—	$5,484,078	$—	$6,214,318	$—	$35,872	$—
Multimanager Core Bond	144,363,283	—	2,221,491	—	207,175,981	47,135,586	—	—
Multimanager International Equity	17,912,524	—	1,468,294	—	77,511,552	18,971,707	972,411	—
Multimanager Large Cap Core Equity	10,021,263	—	193,561	—	10,831,433	—	—	—
Multimanager Large Cap Growth	391,713	—	8,931	—	53,996	—	—	—
Multimanager Large Cap Value	27,123,139	—	281,454	—	35,259,292	3,521,292	—	—
Multimanager Mid Cap Growth	—	—	—	—	3,043,981	4,128,512	—	—
Multimanager Mid Cap Value	14,178,490	—	162,151	—	4,821,485	11,956,713	3,755,335	—
Multimanager Multi-Sector Bond	71,491,013	—	260,197	—	157,290,685	—	—	—
Multimanager Small Cap Growth	—	—	—	—	2,535,039	102,520	—	—
Multimanager Small Cap Value	7,505,579	—	—	—	3,268,398	4,501,548	—	—
Multimanager Technology	—	—	—	—	—	—	—	—
Target 2015 Allocation	2,960,180	62,359	8,175	3,168	1,952,642	924,929	—	—
Target 2025 Allocation	3,010,637	139,325	381	124	1,595,453	1,153,544	—	70,416
Target 2035 Allocation	1,523,698	72,394	18,120	528	653,191	618,788	—	28,830
Target 2045 Allocation	804,648	46,510	28,338	11,748	253,717	386,856	—	26,023

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2009 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXAConservative Allocation	$1,793,582	$(1,793,581)	$(1)
AXAConservative Plus Allocation	1,457,766	(1,457,768)	2
AXA Moderate Allocation	7,423,481	(7,423,481)	—
AXA Moderate Plus Allocation	6,002,149	(6,002,149)	—
AXA Aggressive Allocation	1,201,016	(1,201,016)	—
Multimanager Aggressive Equity	(529,792)	(59,951,671)	60,481,463
Multimanager Core Bond	22,645,233	(22,787,279)	142,046
Multimanager International Equity	(5,990,056)	5,990,056	—
Multimanager Large Cap Core Equity	(16,335)	16,338	(3)
Multimanager Large Cap Growth	—	(6)	6
Multimanager Large Cap Value	7,168	(7,167)	(1)
Multimanager Mid Cap Growth	1,341,837	334,937	(1,676,774)
Multimanager Mid Cap Value	3,830,699	(3,831,496)	797
Multimanager Multi-Sector Bond	5,784,391	108,740,504	(114,524,895)
Multimanager Small Cap Growth	201,683	—	(201,683)
Multimanager Small Cap Value	187,273	194,790	(382,063)
Multimanager Technology	1,496,034	432,361	(1,928,395)
Target 2015 Allocation	153,599	(145,998)	(7,601)
Target 2025 Allocation	326,988	(326,856)	(132)
Target 2035 Allocation	203,501	(200,120)	(3,381)
Target 2045 Allocation	106,987	(106,510)	(477)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2009 to December 31, 2009, the Portfolios elected to defer until the first business day of 2010 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
AXA Conservative Allocation	$—	$—
AXA Conservative-Plus Allocation	—	—
AXA Moderate Allocation	—	—
AXA Moderate-Plus Allocation	—	—
AXA Aggressive Allocation	—	—
Multimanager Aggressive Equity	—	4,531,131
Multimanager Core Bond	—	—
Multimanager International Equity	—	6,495,360
Multimanager Large Cap Core Equity	17,492	—
Multimanager Large Cap Growth	—	—
Multimanager Large Cap Value	—	1,802,520
Multimanager Mid Cap Growth	71,722	—
Multimanager Mid Cap Value	2,421	—
Multimanager Multi-Sector Bond	—	5,823,260
Multimanager Small Cap Growth	—	—
Multimanager Small Cap Value	—	16,324,826
Multimanager Technology	—	—
Target Allocation 2015	—	—
Target Allocation 2025	—	—
Target Allocation 2035	—	—
Target Allocation 2045	—	—

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended December 31, 2009, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
Multimanager Aggressive Equity	$1,420,560
Multimanager International Equity	835,211
Multimanager Large Cap Core Equity	759,676
Multimanager Large Cap Growth	232,829
Multimanager Large Cap Value	1,540,718
Multimanager Mid Cap Growth	846,456
Multimanager Mid Cap Value	1,392,916
Multimanager Small Cap Growth	1,220,103
Multimanager Small Cap Value	2,019,559
Multimanager Technology	457,235

Securities Lending:

For all Portfolios (except the AXA Allocation Portfolios and Target Allocation Portfolios), the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank (“JPMorgan”), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on

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the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolio’s investment of its cash reserves and the Portfolio bears all of the gains and losses on such investments. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2009, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Portfolio’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Accounting for Derivative Instruments:

The Portfolios are subject to the provisions of ASC 815, “Derivatives and Hedging.” ASC 815 requires disclosures about entities derivative and hedging activities. The following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each

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instrument type. Derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolio may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments under ASC 815 because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at year end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time. Certain Portfolios purchase forward commitments to gain or reduce exposure to the financial markets.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such

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December 31, 2009

contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2	Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with AXA Equitable. The Management Agreement for the Portfolios (other than the AXA Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio: (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters: (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out

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December 31, 2009

the directives of the Board of Trustees. The Management Agreement for the AXA Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the AXA Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2009, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
AXA Conservative Allocation	0.10% of average daily net assets
AXA Conservative-Plus Allocation	0.10% of average daily net assets
AXA Moderate Allocation	0.10% of average daily net assets
AXA Moderate-Plus Allocation	0.10% of average daily net assets
AXA Aggressive Allocation	0.10% of average daily net assets
Target 2015 Allocation	0.10% of average daily net assets
Target 2025 Allocation	0.10% of average daily net assets
Target 2035 Allocation	0.10% of average daily net assets
Target 2045 Allocation	0.10% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager International Equity	0.850	0.800	0.775	0.750	0.725
Multimanager Large Cap Core Equity	0.700	0.650	0.625	0.600	0.575
Multimanager Large Cap Growth	0.750	0.700	0.675	0.650	0.625
Multimanager Large Cap Value	0.750	0.700	0.675	0.650	0.625
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675
Multimanager Small Cap Growth	0.850	0.800	0.775	0.750	0.725
Multimanager Small Cap Value	0.850	0.800	0.775	0.750	0.725
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Multi-Sector Bond	0.550%	0.525%	0.500%	0.480%	0.470%

	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

On behalf of the Trust, with the exception of the AXA Allocation Portfolios and Target Allocation Portfolios, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

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December 31, 2009

Note 3	Administrative Fees

Pursuant to an administrative agreement, AXA Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust shall pay to AXA Equitable an annual fee in accordance with the following schedule:

(i) $35,000 for each Allocation and Target Allocation Portfolio, $32,500 for each multi-advised Portfolio, and for each “sleeve” of the multi-advised Portfolio except for the “sleeve” of the Multimanager Technology Portfolio advised by AXA Equitable for which the $32,500 fee will not apply; and

(ii) With respect to all Portfolios except the Allocation Portfolios and the Target Allocation Portfolios (“Multimanager Portfolios”):

0.150 of 1% of total average net assets of the Multimanager Portfolios up to and including $15 billion;

0.125 of 1% of total average net assets of the Multimanager Portfolios in excess of $15 billion and up to and including $30 billion;

0.100 of 1% of total average net assets of the Multimanager Portfolios in excess of $30 billion; and

(iii) With respect to the Allocation Portfolios and Target Allocation Portfolios: 0.150 of 1% of total average net assets of the Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios).

The foregoing calculations are based on the average daily net assets of the Trust as described. The fees will be computed, billed and payable monthly.

Prior to September 1, 2009, the Trust paid an annual fee as follows:

(i) $35,000 for each Portfolio, and for each multi-advised Portfolio, each “sleeve” of the multi-advised Portfolio except for the “sleeve” of the Multimanager Technology Portfolio advised by AXA Equitable for which the $35,000 fee will not apply; and

(ii) With respect to all Portfolios except the Allocation Portfolios and the Target Allocation Portfolios (“Multimanager Portfolios”):

0.150 of 1% of total average net assets of the Multimanager Portfolios up to and including $15 billion;

0.125 of 1% of total average net assets of the Multimanager Portfolios in excess of $15 billion and up to and including $30 billion;

0.100 of 1% of total average net assets of the Multimanager Portfolios in excess of $30 billion; and

(iii) With respect to the Allocation Portfolios and Target Allocation Portfolios:

0.150 of 1% of total average net assets of the Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios).

Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

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December 31, 2009

Note 4	Custody Fees

JPMorgan, an affiliate of J.P. Morgan Investor Services Co., serves as custodian of the Trust’s portfolio securities and other assets. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”), both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class A and Class B shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Distribution Plan”). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust’s Class B shares for which it provides service. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class B shares. This limitation will be in effect at least until April 30, 2010. The Trust’s Class A shares are not subject to such fees.

Note 6	Expense Limitation

The Manager has contractually agreed to make payments or waive its fees to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2010 (“Expense Limitation Agreement”). The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan) for each Portfolio (except the AXA Allocation Portfolios) are limited to:

Portfolios:
Multimanager Core Bond	0.75%
Target 2015 Allocation	0.35%
Target 2025 Allocation	0.35%
Target 2035 Allocation	0.35%
Target 2045 Allocation	0.35%

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The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan) for each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expense, but inclusive of Underlying Portfolios fees and expenses) are limited to:

Portfolios:
AXA Conservative Allocation	0.75%
AXA Conservative-Plus Allocation	0.85%
AXA Moderate Allocation	0.90%
AXA Moderate-Plus Allocation	0.95%
AXA Aggressive Allocation	1.00%

Prior to May 1, 2009, the following expense limitations were limited to:

Portfolios:
Multimanager International Equity	1.55%
Multimanager Large Cap Core Equity	1.10%
Multimanager Large Cap Growth	1.10%
Multimanager Large Cap Value	1.10%
Multimanager Mid Cap Growth	1.35%
Multimanager Mid Cap Value	1.35%
Multimanager Small Cap Growth	1.30%
Multimanager Small Cap Value	1.30%
Multimanager Technology	1.60%

During the year ended December 31, 2009, the Manager did not receive any recoupment for the Portfolios within the Trust. Recoupments in excess of waivers during the year would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2009, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolios:	2010	2011	2012
AXA Conservative Allocation	$—	$—	$3,242,167	$3,242,167
AXA Conservative-Plus Allocation	—	—	1,888,421	1,888,421
AXA Moderate Allocation	—	—	6,185,225	6,185,225
AXA Moderate-Plus Allocation	—	—	4,873,727	4,873,727
AXA Aggressive Allocation	—	—	1,162,821	1,162,821
Target 2015 Allocation	108,122	129,824	165,380	403,326
Target 2025 Allocation	106,806	131,260	167,830	405,896
Target 2035 Allocation	113,404	148,465	184,661	446,530
Target 2045 Allocation	100,020	149,579	163,312	412,911

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December 31, 2009

The AXA Allocation Portfolios and the Target Allocation Portfolios invest exclusively in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. Therefore, each AXA Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Allocation	0.50% to 0.75%
AXA Conservative-Plus Allocation	0.55% to 0.80%
AXA Moderate Allocation	0.55% to 0.80%
AXA Moderate-Plus Allocation	0.55% to 0.80%
AXA Aggressive Allocation	0.60% to 0.85%
Target 2015 Allocation	0.50% to 0.75%
Target 2025 Allocation	0.50% to 0.75%
Target 2035 Allocation	0.50% to 0.75%
Target 2045 Allocation	0.50% to 0.75%

Thus, the net expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation*	0.75%	1.00%
AXA Conservative-Plus Allocation*	0.85%	1.10%
AXA Moderate Allocation*	0.90%	1.15%
AXA Moderate-Plus Allocation*	0.95%	1.20%
AXA Aggressive Allocation*	1.00%	1.25%

*	Expenses limited to an expense cap which is inclusive of Underlying Portfolio’s fees and expenses.

Portfolios:	Class A	Class B
Target 2015 Allocation	0.85% to 1.10%	1.10% to 1.35%
Target 2025 Allocation	0.85% to 1.10%	1.10% to 1.35%
Target 2035 Allocation	0.85% to 1.10%	1.10% to 1.35%
Target 2045 Allocation	0.85% to 1.10%	1.10% to 1.35%

Absent the Expense Limitation Agreement of the Allocation Portfolios and the Target Allocation Portfolios, the total expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation	0.80% to 1.05%	1.05% to 1.30%
AXA Conservative-Plus Allocation	0.85% to 1.10%	1.10% to 1.35%
AXA Moderate Allocation	0.85% to 1.10%	1.10% to 1.35%
AXA Moderate-Plus Allocation	0.90% to 1.15%	1.15% to 1.40%
AXA Aggressive Allocation	0.95% to 1.20%	1.20% to 1.45%
Target 2015 Allocation	1.10% to 1.35%	1.35% to 1.60%
Target 2025 Allocation	1.11% to 1.36%	1.36% to 1.61%
Target 2035 Allocation	1.41% to 1.66%	1.66% to 1.91%
Target 2045 Allocation	1.83% to 2.08%	2.08% to 2.33%

The above Allocation Portfolio information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios

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will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

Note 7	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2009, the total amount deferred by the Trustees participating in the Plan was $481,762.

Note 8	Percentage of Ownership by Affiliates

At December 31, 2009, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
AXA Conservative Allocation	0.02%
AXA Conservative-Plus Allocation	—	#
AXA Moderate Allocation	0.01
AXA Moderate-Plus Allocation	—	#
AXA Aggressive Allocation	—	#
Multimanager Aggressive Equity	0.06
Multimanager Core Bond	—	#
Multimanager International Equity	—	#
Multimanager Large Cap Core Equity	0.01
Multimanager Large Cap Growth	0.02
Multimanager Large Cap Value	—	#
Multimanager Mid Cap Growth	0.02
Multimanager Mid Cap Value	0.03
Multimanager Multi-Sector Bond	0.02
Multimanager Small Cap Growth	0.06
Multimanager Small Cap Value	0.01
Multimanager Technology	0.04
Target 2015 Allocation	0.01
Target 2025 Allocation	—	#
Target 2035 Allocation	2.19
Target 2045 Allocation	4.04

#	Percentage of ownership is less than 0.005% .

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Shares of some of the Portfolios are held by the All Asset Allocation Portfolio of the EQ Advisors Trust, also managed by AXA Equitable, and the AXA Allocation Portfolios and Target Allocation Portfolios. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2009.

Portfolios:	All Asset Allocation
Multimanager Core Bond	0.21%
Multimanager International Equity	0.59
Multimanager Large Cap Core Equity	0.69
Multimanager Large Cap Value	0.45
Multimanager Mid Cap Growth	0.38
Multimanager Mid Cap Value	0.56
Multimanager Small Cap Growth	1.07
Multimanager Small Cap Value	0.11

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	1.64%	4.04%	28.35%	41.09%	12.16%
EQ/AXA Tactical Manager 500-II	3.16	4.82	29.81	45.24	16.97
EQ/AXA Tactical Manager 400-II	2.11	4.67	30.94	44.07	18.20
EQ/AXA Tactical Manager 2000-II	—	2.88	30.59	47.07	19.44
EQ/AXA Tactical Manager International-II	1.98	4.38	31.22	46.44	15.98
EQ/AllianceBernstein International	0.20	0.47	3.00	6.51	3.24
EQ/AllianceBernstein Small Cap Growth	—	—	6.78	14.74	5.44
EQ/AXA Franklin Small Cap Value Core	—	3.60	24.41	27.92	9.86
EQ/BlackRock Basic Value Equity	0.59	1.12	6.99	10.56	3.92
EQ/BlackRock International Value	0.46	0.82	4.99	10.47	5.56
EQ/Boston Advisors Equity Income	3.02	4.44	20.88	25.25	6.74
EQ/Core Bond Index	8.86	5.90	24.27	19.84	1.68
EQ/GAMCO Small Company Value	—	0.77	4.76	5.89	3.51
EQ/Global Bond PLUS	11.03	8.83	35.22	—	—
EQ/Global Multi-Sector Equity	0.45	0.81	6.15	7.97	2.98
EQ/Intermediate Government Bond Index	6.38	4.42	23.40	20.66	1.32
EQ/International Core PLUS	0.57	1.23	8.09	11.97	3.30
EQ/International Growth	0.67	1.53	10.04	22.03	10.97
EQ/Large Cap Core PLUS	2.54	3.57	21.81	28.71	10.91
EQ/Large Cap Growth Index	1.51	2.44	14.44	22.57	8.55
EQ/Large Cap Growth PLUS	1.70	2.50	16.43	24.46	9.54
EQ/Large Cap Value PLUS	0.76	1.29	11.19	12.60	5.47
EQ/Mid Cap Index	—	0.34	2.22	2.88	1.29
EQ/PIMCO Ultra Short Bond	5.26	3.82	17.80	11.62	1.00
EQ/Quality Bond PLUS	10.39	6.84	31.16	22.90	1.90
EQ/Small Company Index	—	0.38	4.08	3.64	0.60
Multimanager Core Bond	9.13	6.03	27.44	23.64	1.71
Multimanager International Equity	0.90	1.31	17.88	24.27	3.78
Multimanager Large Cap Core Equity	2.98	3.18	17.36	37.47	14.24
Multimanager Large Cap Value	2.24	3.58	17.67	29.11	11.82
Multimanager Mid Cap Growth	—	0.90	5.66	6.99	1.08

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
Multimanager Mid Cap Value	1.67	0.65	3.54	5.90	1.36
Multimanager Multi-Sector Bond	7.08	6.22	27.70	—	—
Multimanager Small Cap Growth	—	—	11.69	29.37	9.68
Multimanager Small Cap Value	—	0.67	3.82	18.92	0.74

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	3.54%	4.49%	2.54%	1.53%
EQ/Core Bond Index	0.42	0.26	0.06	—
EQ/Equity 500 Index	0.68	0.97	0.60	0.35
EQ/Global Bond PLUS	0.19	0.12	0.02	—
EQ/Global Multi-Sector Equity	0.45	0.51	0.29	0.16
EQ/Quality Bond PLUS	0.02	0.02	0.01	—
EQ/Small Company Index	0.42	0.61	0.41	0.24
Multimanager Aggressive Equity	0.16	0.14	0.07	0.04
Multimanager Large Cap Value	0.24	0.25	0.08	0.04
Multimanager Mid Cap Growth	0.05	0.04	0.04	0.02
Multimanager Mid Cap Value	0.40	0.48	0.21	0.13
Multimanager Multi-Sector Bond	0.31	0.25	0.07	—	#

#	Percentage of ownership is less than 0.005%.

Note 9	Substitution and Reorganization Transactions

After the close of business September 18, 2009, Multimanager Aggressive Equity Portfolio acquired the net assets of the Multimanager Health Care Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on September 10, 2009. For accounting purposes, this transaction was treated as a merger. The purpose of this merger was to combine two funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the Multimanager Aggressive Equity Portfolio issuing 2,497,130 Class A shares and 13,092,839 Class B shares (valued at $55,141,362 and $283,699,895 respectively) in exchange for Class A shares and Class B shares of the Multimanager Health Care Portfolio. The investment portfolio of Multimanager Health Care, with a fair value of $340,840,500 and identified cost of $321,454,076 at September 18, 2009, was the principal asset acquired by Multimanager Aggressive Equity Portfolio. For financial reporting purposes, assets received and shares issued by Multimanager Aggressive Equity Portfolio were recorded at fair value; however the cost basis of the investments from Multimanager Health Care Portfolio was carried forward to align ongoing reporting of Multimanager Aggressive Equity Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager Health Care Portfolio’s net assets at that date of $338,841,257, including $19,386,424 of unrealized appreciation, were combined with those of Multimanager Aggressive Equity Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Multimanager Aggressive Equity Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $10,860,305 and net gain on investments of $335,190,290, resulting in an increase in net assets from operations of $346,050,595. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Health Care Portfolio that have been included in Multimanager Aggressive Equity Portfolio’s Statement of Operations since the merger date, September 18, 2009. Prior to the combination, the net assets of the Multimanager Aggressive Equity Portfolio totaled $973,340,476. Immediately after the combination, the net assets of the Multimanager Aggressive Equity Portfolio totaled $1,312,181,733.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2009

Note 10	Subsequent Events

The Manager evaluated subsequent events from December 31, 2009, the date of these financial statements, through February 17, 2010, the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on December 9, 2009, the Trustees approved the termination of SSgA FM as an Adviser to the Index Allocated Portions of the Portfolios listed below and the appointment of BlackRock Investment Management LLC as adviser to the Index Allocated Portions effective February 1, 2010:

Multimanager International Equity Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Premier VIP Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the AXA Premier VIP Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2010

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT RENEWALS AND APPROVALS

RENEWALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 (UNAUDITED)

At a meeting held on July 22-23, 2009, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable (“Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreements Renewed by the Trust’s Board with respect to the Portfolio(s)

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio
(collectively, the “Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio
(collectively, the “Target Allocation Portfolios”)

Management Agreement with AXA Equitable

Multimanager Aggressive Equity Portfolio*

Management Agreement with AXA Equitable

Advisory Agreement with AllianceBernstein L.P.
(“AllianceBernstein”)

Advisory Agreement with ClearBridge Advisors, LLC

Advisory Agreement with Legg Mason Capital Management, Inc.

Advisory Agreement with Marsico Capital Management, LLC
(“Marsico”)

Multimanager Core Bond Portfolio*	Management Agreement with AXA Equitable Advisory Agreements with BlackRock Financial Management, Inc. Advisory Agreement with Pacific Investment Management Company, LLC (“PIMCO”)

Multimanager International Equity Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein Advisory Agreement with JPMorgan Investment Management Inc. Advisory Agreement with Marsico

Multimanager Large Cap Core Equity Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein Advisory Agreement with Janus Capital Management LLC Advisory Agreement with Thornburg Investment Management, Inc.

Multimanager Large Cap Growth Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with T. Rowe Price Associates, Inc.

Portfolios	Agreements Renewed by the Trust’s Board with respect to the Portfolio(s)

Multimanager Large Cap Value Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein Advisory Agreement with Institutional Capital LLC Advisory Agreement with MFS Investment Management

Multimanager Mid Cap Growth Portfolio*

Management Agreement with AXA Equitable

Advisory Agreement with AllianceBernstein

Advisory Agreement with Franklin Advisers, Inc.

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

Multimanager Mid Cap Value Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) Advisory Agreement with Wellington

Multimanager Multi-Sector Bond Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with PIMCO Advisory Agreement with Post Advisory Group, LLC

Multimanager Small Cap Growth Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with Eagle Asset Management, Inc. Advisory Agreement with Wells Capital Management Inc.

Multimanager Small Cap Value Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisory Services, LLC Advisory Agreement with Pacific Global Investment Management Company

Multimanager Technology Portfolio*	Management Agreement with AXA Equitable Advisory Agreement with RCM Advisory Agreement with Wellington

*	The investment advisory agreements with Goodman & Co. NY Ltd. (Multimanager Large Cap Growth Portfolio), Westfield Capital Management Company, LLC (Multimanager Large Cap Growth Portfolio), Tradewinds Global Investors, LLC (Multimanager Mid Cap Value Portfolio) and SSgA Funds Management, Inc. (Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Health Care Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Multi-Sector Bond Portfolio, Multimanager Small Cap Growth Portfolio, Multimanager Small Cap Value Portfolio and Multimanager Technology Portfolio (collectively, the “Multimanager Portfolios”)) are not included in the table above because their renewal is not scheduled to be considered by the Board until July 2010.

In reaching its decision to renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio (and, where applicable, each portion of the Portfolio advised by a different Adviser) as compared to a peer group and/or an appropriate benchmark; (3) the level of the Portfolio’s management and subadvisory fees and expense ratios; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have contributed different weight to each factor.

With respect to the Multimanager Portfolios, the Board also considered factors in the context of the overall objectives for the Portfolios including the following: (1) to offer a broad array of investment disciplines; (2) to provide performance over extended market cycles that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer a product to investors that provides access to Advisers that may not otherwise be available to many of the Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight through the Manager’s monitoring of compliance with performance, volatility and other stated objectives.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Manager, the Advisers and their respective affiliates. Information furnished specifically in connection with the renewal process included a report for each Portfolio prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as additional material prepared by management regarding each Portfolio. The Lipper reports compared each Portfolio’s expenses with those of other mutual funds deemed comparable to the Portfolio as selected by Lipper. The information prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees, advisory fees, expense ratios, expense limitation arrangements, investment performance and profitability (actual and pro forma) information, including information regarding the profitability of the Manager’s overall mutual fund operations, as well as on an individual Portfolio-by-Portfolio basis. Additional information furnished specifically in connection with the renewal process was a detailed memorandum prepared by the Manager, as well as separate memoranda prepared by each Adviser, describing the services provided, fees charged, the investment performance of each Portfolio and other matters. These materials also discussed some of the actions taken by the Manager and the applicable Advisers to address problems arising out of recent market events.

The Independent Trustees met in advance of the meeting at which the Agreements were renewed, and in executive session during these meetings, to review the information provided. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to the contract renewal considerations. While the Agreements for all of the Portfolios were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the renewal of the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the existing management and (where applicable) advisory fee structure was fair and reasonable and that renewal of each Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board was satisfied with the nature, quality and extent of the overall services provided by the Manager and the Advisers and, where applicable, their respective affiliates to the Portfolios. In addition to the investment performance and expense information discussed later, the Board considered the responsibilities of the Manager and each Adviser to each Portfolio and the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. With respect to the Manager, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers for the Multimanager Portfolios, oversight of the selection of investments by Advisers for the Multimanager Portfolios, the selection of investments for the Allocation Portfolios and Target Allocation Portfolios, oversight of compliance with the Portfolios’ investment objectives and policies as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Allocation Portfolios and Target Allocation Portfolios as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios. With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions on behalf of each of the allocated portions of the Portfolio(s) it advises, placing all orders for the purchase and sale of investments for each of the allocated portions it advises with brokers or dealers and performing related administrative functions. The Board also reviewed information regarding each Adviser’s investment process, the background of each portfolio manager of each Adviser who provides services to the Multimanager Portfolios and the general method of compensation for the portfolio managers.

The Board’s opinion regarding the nature, quality and extent of services also was based, in part, upon periodic reports furnished to the Board showing, among other things, that the investment policies and restrictions for each Portfolio were consistently complied with, as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other personnel with the applicable codes of ethics. The Board also noted the extent of the benefits provided to Portfolio shareholders as part of the Manager’s family of funds, including the wide range of Portfolios, Advisers and investment styles offered through the fund family. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. The Board also took into account the quality of the administrative, shareholder servicing and distribution services provided to the Portfolios by the Manager and its affiliates. The Board also considered the overall performance and actions taken by the Manager and the Advisers in response to problems arising out of the market turmoil and financial crisis experienced during 2008 and 2009.

Performance. As discussed further below with respect to each Portfolio, the Board also received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. The Board also generally considered the performance of the allocated portions of each Multimanager Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board took into consideration that the Lipper performance information reflected the investment performance of each Portfolio’s Class B shares, which have higher expense ratios, and therefore lower performance, than the Class A shares.

AXA Aggressive Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed a benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the three-year, five-year and since inception periods ended on that date generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s medium- and long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

AXA Conservative Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009, and was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio underperformed a benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the five-year and since inception periods generally was in line with that of the benchmark. The Board noted that the Portfolio’s investment objective and policies generally are more conservative than those of other portfolios included in the peer group, which may limit the Portfolio’s ability to outperform its peer group but also generally reduces the Portfolio’s risk profile. The Board and the Manager also discussed other reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and the benchmark given the Portfolio’s conservative investment objective and policies and was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

AXA Conservative-Plus Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed a benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the three-year, five-year and since inception periods generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s medium- and long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

AXA Moderate Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009 and the fourth quartile for the ten-year period ended on the same date. The Board also considered that the Portfolio underperformed a benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009, but that the Portfolio’s performance for the five- and ten-year periods generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

AXA Moderate-Plus Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed a benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the three-year, five-year and since inception periods generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s medium- and long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

Target 2015 Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio underperformed a time weighted benchmark for the one-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the since inception period generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance and a small asset base. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and its comparable performance relative to the benchmark for the since inception period, and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

Target 2025 Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio underperformed a time weighted benchmark for the one-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the since inception period generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance and a small asset base. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and its comparable performance relative to the benchmark for the since inception period, and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

Target 2035 Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio underperformed a time weighted benchmark for the one-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the since inception period generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance and a small asset base. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and its performance relative to its peer group and to the benchmark for the since inception period, and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

Target 2045 Allocation Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio underperformed a time weighted benchmark for the one-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the since inception period generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance and a small asset base. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and its comparable performance relative to the benchmark for the since inception period, and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

Multimanager Aggressive Equity Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009, but that the Portfolio’s performance for the five- and ten-year periods generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board also considered that the Manager had taken steps to improve the Portfolio’s performance through the appointment of new Advisers in June 2005 and January 2007 and had created an index allocated portion of the Portfolio in December 2008 advised by a new Adviser. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

Multimanager Core Bond Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for these periods generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board also considered that the Manager had created an index allocated portion of the Portfolio in December 2008 and appointed a new Adviser to manage this portion to enhance the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Multimanager International Equity Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009, but that the Portfolio’s performance for the three-year, five-year and since inception periods generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board also considered that the Manager had taken steps to strengthen the Portfolio’s performance in December 2008 by creating an index allocated portion of the Portfolio and appointing a new Adviser to manage this portion. Based on its review, the Board was satisfied with the Portfolio’s medium- and long-term performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

Multimanager Large Cap Core Equity Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009, and was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio generally outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2009 and performed comparably to its benchmark for the since inception period ended on that date. The Board and the Manager discussed the Portfolio’s overall performance relative to its peer group and benchmark, including the performance of the allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance. The Board also considered that the Manager had created an index allocated portion of the Portfolio in December 2008 and appointed a new Adviser to manage this portion to enhance the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Multimanager Large Cap Growth Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s performance. The Board noted that the Manager had taken steps to improve the Portfolio’s performance by hiring new Advisers for the Portfolio in January 2007 and June 2008. The Board also considered that the Manager had taken further steps to strengthen the Portfolio’s performance in December 2008 by creating an index allocated portion of the Portfolio and appointing a new Adviser to manage this portion. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

Multimanager Large Cap Value Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2009, and was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2009 and that the Portfolio performed comparably to its benchmark for the since inception period ended on that date. The Board and the Manager discussed the Portfolio’s overall performance relative to its peer group and benchmark, including the performance of the allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance. The Board also considered that the Manager had created an index allocated portion of the Portfolio in December 2008 and appointed a new Adviser to manage this portion to enhance the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Multimanager Mid Cap Growth Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2009, but was in the third quartile for the five-year period and the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio matched the performance of its benchmark for the one-year period ended May 31, 2009, and underperformed its benchmark for the three-year, five-year and since inception periods ended on that date, but that the Portfolio’s performance for the three- and five-year periods ended on that date generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board noted that the Manager recently had taken steps to improve the Portfolio’s performance by hiring a new Adviser for an allocated portion of the Portfolio in June 2008. The Board also considered that the Manager had taken further steps to strengthen the Portfolio’s performance in December 2008 by creating an index allocated portion of the Portfolio and appointing a new Adviser to manage this portion. Based on its review, the Board was satisfied with the Portfolio’s improving performance relative to its peer group and benchmark. The Board also was satisfied with the Manager’s explanations and efforts to further improve the Portfolio’s performance and determined that no additional changes to the Portfolio’s portfolio management were warranted.

Multimanager Mid Cap Value Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the first quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009, and was in the second quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2009, but underperformed its benchmark for the since inception period ended on that date. The Board noted, however, that the Portfolio’s performance for the since inception period ended May 31, 2009 generally was in line with that of the benchmark. The Board and the Manager discussed the Portfolio’s overall performance relative to its peer group and benchmark, including the performance of the allocated portions of the Portfolio and the impact of the recent economic downtown on the Portfolio’s performance. The Board also considered that the Manager had taken steps to enhance the Portfolio’s performance by hiring a new Adviser for an allocated portion of the Portfolio in September 2008 and creating an index allocated portion of the Portfolio in December 2008 advised by a new Adviser. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Multimanager Multi-Sector Bond Portfolio (formerly, the Multimanager High Yield Portfolio).

The Board considered that the performance of the Portfolio’s Class B shares was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the performance of the allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s performance. The Board considered that the Manager had taken steps to improve the Portfolio’s performance through the appointment of a new Adviser for a portion of the Portfolio in June 2005 and that, prior to the recent downturn, the performance of the Portfolio generally had improved as a result of this change. The Board also considered that the Manager had taken further steps to improve the Portfolio’s performance in May 2009 by restructuring the Portfolio from a Portfolio that invested substantially in high-yield bonds to a Portfolio that invested in a diversified mix of bonds, including investment grade bonds and high-yield bonds, and creating two index allocated portions of the Portfolio advised by a new Adviser. The Board noted that the very short period of time since the restructuring had taken place provided a limited basis on which to evaluate the impact of these changes on the Portfolio’s performance. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

Multimanager Small Cap Growth Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one- and ten-year periods ended May 31, 2009, but was in the third quartile for the five-year period and the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the ten-year period ended May 31, 2009, but had underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the one- and five-year periods ended May 31, 2009 generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board considered that the Manager had taken steps to improve the Portfolio’s performance by hiring a new Adviser for a portion of the Portfolio in October 2007 and by creating an index allocated portion of the Portfolio in December 2008 advised by a new Adviser. Based on its review, the Board was satisfied with the Portfolio’s long-term performance and improving recent performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Multimanager Small Cap Value Portfolio.

The Board considered that the performance of the Portfolio was in the third quartile relative to its Lipper peer group for the ten-year period ended May 31, 2009, and the fourth quartile relative to its peer group for the one-, three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s performance. The Board noted that the Manager had recently taken steps to improve the Portfolio’s performance by hiring a new Adviser for the Portfolio in June 2008 and by creating an index allocated portion of the Portfolio in December 2008 advised by a new Adviser. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

Multimanager Technology Portfolio.

The Board considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2009, and the third quartile relative to its peer group for the one- and three-year periods ended on that date. The Board also considered that the Portfolio outperformed its primary benchmark for the five-year period ended May 31, 2009, but underperformed its benchmark for the one- and three-year periods, and for the period since inception, ended on that date, but that the Portfolio’s longer-term performance approximated the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the performance of certain allocated portions of the Portfolio and the impact of the recent economic downturn on the Portfolio’s performance, as well as efforts to improve the Portfolio’s overall performance. The Board considered that the Manager had taken steps to strengthen the Portfolio’s performance in December 2008 by creating an index allocated portion of the Portfolio and appointing a new Adviser to manage this portion. The Board also factored into its evaluation the fact that the Portfolio is a specialty portfolio offering a unique investment strategy that enhances the range of investment options available to investors in the fund complex. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to its peer group and benchmark and with the actions taken by the Manager to enhance the Portfolio’s performance.

Comparative Expenses. The Board also reviewed a comparative analysis of the contractual and net management fees and the actual expense ratios of each Portfolio compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. The Lipper expense data is based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2008 (updated to reflect changes to the contractual management fee schedules for certain Portfolios that were implemented in early 2009) and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most Portfolios. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative expenses, Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the actual management fee and expense ratios of the Portfolio in comparison with those of its expense group. The Lipper investment management fee analysis includes within such fee any separate administrative fees, and the Lipper expense ratios are shown for Class A and Class B shares of the relevant Portfolio. For the Multimanager Portfolios, the Board also considered a separate report provided by Lipper containing similar information regarding the management fee and expense ratios for each Multimanager Portfolio relative to the median and average management fee and expense ratio for a peer group of multi-adviser portfolios. In reviewing the comparative expense information, the Board also considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the services provided by the Manager and Adviser(s).

Allocation Portfolios.

The Board considered that the contractual management fees for the AXA Aggressive Allocation Portfolio, AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio and AXA Moderate Allocation Portfolio were above the medians for their respective Lipper peer groups. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s expense ratios did not exceed certain levels as set forth in the prospectus, and that as a result of these waivers and reimbursements each Portfolio’s net management fee was below, or, in the case of the AXA Conservative-Plus Portfolio, the same as, the median for its Lipper peer group. The Board also considered that the expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) for each Portfolio’s Class A and Class B shares were in the first and third quartiles, respectively, relative to the Portfolio’s peer group. In addition, the Board noted the nature, quality and extent of the services provided by the Manager to the Portfolios, including the resources devoted to Portfolio compliance. Based on its review, the Board was satisfied with the Manager’s management fee rate and the expense ratios of each Portfolio.

The Board considered that the contractual management fee for the AXA Moderate-Plus Allocation Portfolio was above the median for its Lipper peer group. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the Portfolio’s expense ratios did not exceed certain levels as set forth in the prospectus. The Board also considered that the expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Portfolio’s Class A and Class B shares were in the second and third quartiles, respectively, relative to the Portfolio’s peer group. In addition, the Board noted the nature, quality and extent of the services provided by the Manager to the Portfolio, including the resources devoted to Portfolio compliance. Based on its review, the Board was satisfied with the Manager’s management fee rate and the expense ratios of the Portfolio.

Target Allocation Portfolios.

The Board considered that each Portfolio’s contractual management fee was above the median for its Lipper peer group. The Board noted, however, that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that each Portfolio’s expense ratios did not exceed certain levels as set forth in the prospectus, and that as a result of these waivers and reimbursements each Portfolio’s net management fee was below the median for its Lipper peer group. The Board also considered that the expense ratios (excluding fees and expenses of other investment companies in which each Portfolio invests) for each Portfolio’s Class A and Class B shares were above the median for the Portfolio’s peer group. In addition, the Board noted the nature, quality and extent of the services provided by the Manager to the Target Allocation Portfolios, including the resources devoted to Portfolio compliance. Based on its review, the Board was satisfied with the Manager’s management fee rate and the expense ratios of each Portfolio, noting that the Portfolios were among the smallest Portfolios in the Trust and that their expenses were subsidized through fee waivers and reimbursements.

Multimanager Portfolios.

The Board considered that the contractual management fee and actual expense ratios for each Multimanager Portfolio generally were higher than the median contractual management fee and actual expense ratio for the particular Portfolio’s Lipper peer group (except for the actual expense ratios of the Class A shares of the Aggressive Equity, Core Bond, International Equity, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Multi-Sector Bond, Small Cap Growth and Small Cap Value Portfolios, which were the same as or below the median for their respective Lipper peer groups). The Board determined, however, that the higher contractual management fees and expense ratios were consistent with the higher costs and greater complexity associated with multi-manager funds and generally with the higher contractual median management fees and expense ratios of other multi-manager funds. The Board also noted the nature, quality and extent of the services provided by the Manager to the Multimanager Portfolios, including the resources devoted to Portfolio compliance. In addition, the Board noted that, effective January 2009, the Manager had reduced the contractual management fee rate for each Multimanager Portfolio and that the Manager had agreed to reduce each Multimanager Portfolio’s administration fee effective September 1, 2009. The Board further noted that each Multimanager Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase, and that, with respect to the Core Bond Portfolio, the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees so that the Portfolio’s expense ratios did not exceed certain levels as set forth in the Portfolio’s prospectus. The Board also considered that disclosure of all fees and expenses of each Multimanager Portfolio is explicit to potential and current shareholders. In connection with its deliberations regarding the renewal of the Advisory Agreements for the Multimanager Portfolios, the Board also examined the advisory fees paid with respect to each Portfolio in light of the fees paid by similar portfolios advised by each Adviser. Based on its review, the Board was satisfied with the Manager’s and each Adviser’s fee rate and the expense ratios of each Multimanager Portfolio.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed the Portfolio profitability information setting forth the overall profitability of the Trust to the Manager, as well as the Manager’s profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2008, which was the most recent fiscal year end for the Manager. During portions of such period, the assets of the Trust were significantly higher than at the time the Board met to consider the renewal of the Agreements, and to such extent, the profitability analysis did not reflect fund operations as of that time. While taking this into account in assessing the significance of the Portfolio profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be more fully reflected in the profitability analysis covering the Manager’s 2009 fiscal year period. The Board also reviewed information provided by the Manager regarding the potential impact on profitability of certain contractual changes to the management fee schedules for certain Portfolios that were implemented in early 2009.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted SEC rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that two of the Manager’s affiliates, AllianceBernstein and AXA Rosenberg, serve as Advisers to certain Portfolios and receive advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which also are affiliated with the Manager, serve as the underwriters for the Trust and receive payments pursuant to Rule 12b-1 plans from the

Portfolios with respect to their Class B shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the Allocation Portfolios and Target Allocation Portfolios invest in other portfolios managed by the Manager and advised by Advisers that may be affiliates of the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to affiliated Advisers, and pay distribution fees to the Manager’s distribution affiliates. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain significant tax benefits associated with such investments. Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

With respect to the Multimanager Portfolios, the Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that economies of scale are shared with each Multimanager Portfolio and its shareholders through management fee breakpoints so that as a Portfolio grows in size, its effective management fee rate declines. The Board also noted that, effective January 2009, the Manager had reduced the contractual management fee rate for each Multimanager Portfolio and that the Manager had agreed to reduce the Portfolio’s administration fee effective September 1, 2009. The Board also believed that the asset sizes of the Target Allocation Portfolios, the Trust’s smallest Portfolios, did not afford any economies of scale, and noted that the Manager was subsidizing the expenses of these Portfolios. The Board also noted that, although the management and administration fees for each Allocation Portfolio do not include breakpoints, the Manager was subsidizing each Allocation Portfolio’s expenses and that, as a result of the waivers and reimbursements with respect to each Portfolio, each Portfolio’s (except the AXA Moderate-Plus Allocation Portfolio’s) actual management fee was the same as or below the median for its Lipper peer group.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 (UNAUDITED)

At a subsequent meeting held on December 9, 2009, the Trust’s Board, including the Independent Trustees, unanimously approved an Advisory Agreement between the Manager and BlackRock Investment Management LLC (“BlackRock”) with respect to the Multimanager International Equity Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio. When effective BlackRock will be responsible for managing the index allocated portion of each Portfolio and replace the prior Adviser for this portion of each Portfolio. In addition, BlackRock will be responsible for managing an additional investment strategy that also was approved for each Portfolio at the meeting, which focuses on investments in futures and options contracts to manage equity market exposure. Information regarding this additional investment strategy is available in each Portfolio’s current Prospectus, as supplemented.

In reaching its decision to approve the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and whether the Advisory Agreement was in the best interest of each Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services to be provided to the Portfolio by BlackRock and its respective affiliates; (2) composite performance of the relevant index strategies managed by BlackRock as well as other performance information; (3) the proposed subadvisory fees; (4) the impact of the appointment of BlackRock on the Manager’s profitability; (5) the anticipated effect of growth and size on the Portfolio’s expenses; and (6) the “fall out” benefits to be realized by the Manager, BlackRock and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, BlackRock and their respective affiliates). In considering the Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have contributed different weight to each factor.

The Board also considered factors in the context of the overall objectives for the Portfolios as multi-advised portfolios, including the following: (1) to offer a broad array of investment disciplines; (2) to provide performance over extended market cycles that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer a product to investors that provides access to Advisers that may not otherwise be available to many of the Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight through the Manager’s monitoring of compliance with performance, volatility and other stated objectives.

Information furnished specifically in connection with the approval process included a detailed memorandum and other materials prepared by the Manager, as well as a separate memorandum prepared by BlackRock, describing, among other things, the services to be provided by BlackRock and the investment personnel of BlackRock, current and proposed advisory fees, performance information and other matters. The information regarding BlackRock and the Advisory Agreement was provided to the Trustees prior to the meeting. During the meeting, the Trustees reviewed the information provided and the Independent Trustees also met in executive session during the meeting to review this information. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Advisory Agreement, and also received materials discussing the legal standards applicable to their consideration of the Advisory Agreement. While the Advisory Agreement for each of the Portfolios was considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the Advisory Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the proposed advisory fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.
Nature, Quality and Extent of Services. The Board was satisfied with the nature, quality and extent of the overall services to be provided by BlackRock to the Portfolios. In addition to the investment performance information discussed later, the Board considered the responsibilities and experience of BlackRock. The Board also considered that BlackRock would be responsible for making investment decisions on behalf of the index allocated portions of the Portfolios and implementing each Portfolio’s futures and options strategy, placing all orders for the purchase and sale of investments for assets managed by BlackRock with brokers or dealers and performing related administrative functions. The Board reviewed, among other things, information regarding BlackRock’s investment process, experience managing portfolios with similar investment strategies, the background of each portfolio manager of BlackRock who would provide services to the Portfolios, the general method of compensation for the portfolio managers and BlackRock’s best execution trading policies.

Performance. The Board also received and reviewed information regarding the composite performance of BlackRock’s relevant index strategies that generally showed annual returns over a ten year period, as well as the hypothetical performance of the futures and options strategy under different market conditions. Based on its review, the Board was satisfied with the performance of BlackRock’s index strategies, noting that the tracking error was reasonable, and with the Manager’s explanation that the futures and options strategy could reduce the risk of investing in the Portfolios and potentially enhance each Portfolio’s long term performance.

Fees, Economies of Scale and Profitability. The Board also considered the proposed advisory fee for each Portfolio in light of the nature, quality and extent of the services to be provided by BlackRock. The Board compared the proposed fee to the current advisory fee for the index allocated portion of each Portfolio and also considered that the futures and options strategy is a relatively unique strategy requiring additional skills and experience. In connection with its deliberations, the Board also examined whether the advisory fees include breakpoints in the fees as assets of the Portfolios grow. The Board noted that the proposed advisory fee includes breakpoints, and in addition, economies of scale are shared with each Portfolio and its shareholders through management fee breakpoints so that as a Portfolio grows in size, its effective management fee rate declines. The Board further considered the impact of the proposed advisory fees on the level of profits realized by the Manager and its affiliates. The Manager further advised the Board that it does not regard BlackRock’s profitability as meaningful to an evaluation of the Advisory Agreement because the willingness of BlackRock to serve in such capacity depends upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by BlackRock to other clients, and the Manager believes that the fees agreed upon with BlackRock are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanation in light of the Board’s findings as to the reasonableness of the proposed advisory fees to be paid by each Portfolio and the fact that BlackRock’s fee is paid by the Manager. Based on its review, the Board was satisfied with BlackRock’s proposed fee rate.

Fall-Out Benefits. In its consideration of the Advisory Agreement, the Board also noted, among other things, that the Manager and BlackRock may derive ancillary benefits from Portfolio operations. For example, the Board considered that the appointment of BlackRock and the implementation of the futures and options strategy could reduce the risk of investing in the Portfolios and potentially enhance the performance of the Portfolios, but also could benefit the Manager and its affiliates, for example, by reducing the risk that the assets of the Portfolios, and therefore the Manager’s management fee and other revenue from the Portfolio, will decline or fluctuate significantly and by reducing the risks associated with guarantees that the Manager and its affiliates provide as the issuers of certain variable insurance contracts that offer the Portfolios as investment options. In addition, the Board considered that BlackRock, through its position as an Adviser to the Portfolios, may engage in soft dollar transactions. The Board received information regarding BlackRock’s procedures for executing portfolio transactions for the Portfolios and BlackRock’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that BlackRock is affiliated with registered broker-dealers, which may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of BlackRock may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

PROXY VOTE RESULTS (UNAUDITED)

On September 10, 2009, the shareholders of the Multimanager Health Care Portfolio (“Portfolio”) approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the Multimanager Aggressive Equity Portfolio at the close of business on September 18, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
33,290,844	3,077,570	2,767,712

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid reduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation Portfolio	4.93%	$—	$—	$2,842,654
AXA Conservative-Plus Allocation Portfolio	4.86	—	—	3,625,414
AXA Moderate Allocation Portfolio	5.04	—	—	12,069,728
AXA Moderate-Plus Allocation Portfolio	5.47	—	—	21,579,273
AXA Aggressive Allocation Portfolio	5.71	—	—	3,685,655
Multimanager Aggressive Equity Portfolio	100.00	—	—	—
Multimanager Core Bond Portfolio	0.24	—	—	—
Multimanager International Equity Portfolio	0.25	2,251,471	35,078,421	—
Multimanager Large Cap Core Equity Portfolio	100.00	—	—	—
Multimanager Large Cap Growth Portfolio	100.00	—	—	—
Multimanager Large Cap Value Portfolio	100.00	—	—	—
Multimanager Mid Cap Growth Portfolio	0.00	—	—	—
Multimanager Mid Cap Value Portfolio	72.18	—	—	—
Multimanager Multi-Sector Bond Portfolio	0.49	—	—	—
Multimanager Small Cap Growth Portfolio	0.00	—	—	—
Multimanager Small Cap Value Portfolio	100.00	—	—	—
Multimanager Technology Portfolio	0.00	—	—	—
Target 2015 Allocation Portfolio	19.71	—	—	62,359
Target 2025 Allocation Portfolio	25.50	—	—	139,325
Target 2035 Allocation Portfolio	29.12	—	—	72,394
Target 2045 Allocation Portfolio	30.82	—	—	46,510

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (51)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group (“FMG”); since July 2004, and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	86	None
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (58)	Trustee	From November 2001 to present	From 2001 to present, President of Weichert Enterprise LLC, a private equity investment firm.	21	From 2002 to present, Director of Cinedigm Digital Cinema Corp. (f/k/a Access Integrated Technologies, Inc.); from 2005 to present, director of Jones Apparel Group, Inc.
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (64)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	21	From 2007 to present, Independent Director of the Merger Fund; from 1998 to present, Director and Chairman of Ayco Charitable Foundation.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include EQ Advisor Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (Continued)
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (53)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	21	None
Rayman Louis Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (62)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	21	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (51)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s FMG; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (54)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (39)	Chief Compliance Officer, Vice President and Anti- Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; from August 2005 to June 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s FMG; from March 2004 to August 2005, Vice President of AXA Equitable and Compliance Officer of AXA Equitable’s FMG.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (42)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President and Assistant Secretary	From June 2006 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
James D. Kelly 1290 Avenue of the Americas, New York, New York 10104 (41)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.
Carla M. Byer 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant Treasurer	From December 2006 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant AML Compliance Officer	From December 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to present, Associate Compliance Officer of AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant Controller	From February 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant Controller	From February 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (38)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2009: $117,100 and fiscal year 2008: $1,116,429

(b) Audit-Related Fees for fiscal year 2009: $65,488 and fiscal year 2008: $55,374

(c) Tax Fees for fiscal year 2009: $255,954 and fiscal year 2008: $293,563

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2009: $0 and fiscal year 2008: $0

All other fees include amounts related to review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. With respect to audit fees, the audit committee also pre-approves an additional amount above the pre-approved amount to allow for unanticipated scope extensions and overruns. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment. The audit committee chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2009: $6,043,694

      For fiscal year 2008: $6,324,127

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

/S/ STEVEN M. JOENK
Steven M. Joenk
President and Chief Executive Officer
March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ STEVEN M. JOENK
Steven M. Joenk
Chief Executive Officer
March 5, 2010

/S/ BRIAN E. WALSH
Brian E. Walsh
Chief Financial Officer
March 5, 2010